UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:          811-07852

Victory Portfolios III

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, San Antonio, Texas	78256
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Item 1. Reports to Stockholders.

April 30, 2023

Annual Report

Victory Target Retirement Income Fund

(Formerly USAA® Target Retirement Income Fund)

Victory Target Retirement 2030 Fund

(Formerly USAA® Target Retirement 2030 Fund)

Victory Target Retirement 2040 Fund

(Formerly USAA® Target Retirement 2040 Fund)

Victory Target Retirement 2050 Fund

(Formerly USAA® Target Retirement 2050 Fund)

Victory Target Retirement 2060 Fund

(Formerly USAA® Target Retirement 2060 Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	11
Schedules of Portfolio Investments	16
Financial Statements
Statements of Assets and Liabilities	22
Statements of Operations	24
Statements of Changes in Net Assets	27
Financial Highlights	30
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	58
Supplemental Information (Unaudited)	59
Trustee and Officer Information	59
Proxy Voting and Portfolio Holdings Information	65
Expense Examples	65
Additional Federal Income Tax Information	66
Advisory Contract Approval	67
Liquidity Risk Management Program	70
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended December 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from January 1, 2023, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Coming off what was the most difficult year for financial markets in decades, our most recent reporting period (the first four months of 2023) has been marked by both optimism and turmoil. These shifts in sentiment seem like the new normal. Certainly, January began well enough, with equity markets bouncing back sharply after a dreadful calendar year. It appeared that investors were looking past the near-term challenges and anticipating an end to the U.S. Federal Reserve's (the "Fed") aggressive rate hikes.

This rally was short-lived, however. Sentiment soured in February as investors grappled with the possibility of a Fed-induced recession and another round of troublesome inflation data. And if that wasn't enough, we witnessed unusual turmoil within the banking sector in March, including the collapse of a few regional banks, which ultimately necessitated Fed intervention. Naturally, this ratcheted up volatility as markets sold off sharply in March, only to regain their footing and finish April on a largely calm note. It appears that the Fed has helped restore confidence in the banking sector and avoided a wider contagion—for the moment.

Thus, even though our most recent reporting period has been abbreviated, the markets still vacillated between risk-on and risk-off, which simply underscores just how challenging today's environment is for investors.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a total return of 9.17% for our abbreviated annual reporting period, an impressive snap back from a difficult 2022. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a total return of 3.59% during the same period.

Despite the recent gains, we realize that the bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply, investors often wonder if they have missed an opportunity. This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialist. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Target Retirement Funds

Managers' Commentary

(Unaudited)

•  What were the market conditions over the reporting period?

Global equities started off 2023 logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the U.S. Federal Reserve's (the Fed") hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital-backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as concern over deposits remained. Bonds rallied with expectations that the Fed rate hikes were nearly complete.

•  How did the Victory Target Retirement Funds (the "Funds") perform during the reporting period?

Each Fund's investment objective is to provide capital appreciation and current income consistent with its current investment allocation. Each Fund's fiscal year-end changed this year to April 30 from December 31, resulting in a shorter reporting period for fiscal year ended 2023. For the four-month reporting period ended April 30, 2023, the total return for each of the Funds is shown below, along with the return(s) of the relevant benchmark index(es):

	Victory Target Retirement Funds	S&P Target Date Indices	MSCI All Country World Index
Victory Target Retirement Income Fund	4.56%	4.66%	—
Victory Target Retirement 2030 Fund	5.79%	6.27%	—
Victory Target Retirement 2040 Fund	6.63%	7.38%	—
Victory Target Retirement 2050 Fund	7.04%	7.78%	8.85%
Victory Target Retirement 2060 Fund	7.14%	7.85%	8.85%

•  What strategies did you employ during the reporting period?

The Funds performed as expected, with returns in between those of stocks and bonds. The larger gains for the longer-dated portfolios reflect the progressively higher weighting in equities as the target dates of the five funds increase.

4

Victory Target Retirement Funds

Managers' Commentary (continued)

The results of the Funds' underlying drivers mirrored the overall investment backdrop. The equity portfolio experienced gains across all equity regions. In aggregate, the fixed income portfolio experienced gains, with longer duration treasuries and corporate credit performing better than shorter duration fixed income.

We maintained a steady approach over the period. As always, we sought to provide broad exposure to the global financial markets, but we also overweighted (took larger relative positions) or underweighted (took smaller relative positions) in certain asset classes based on valuations and fundamentals. In this vein, we continued to tilt the portfolios toward the international markets — both developed and emerging — versus the United States. We believe this positioning is warranted from a longer-term standpoint due to what we view as more attractive valuations and greater latitude for better-than-expected economic growth outside of the United States. Our equity investments, with an emphasis on value and improving fundamentals, lagged the overall market as large cap growth stocks outperformed over the time period. The Funds' overweight to high yield contributed positively while a shorter overall duration detracted from performance. Exposure within alternatives to commodities, such as gold and gold mining equities added value to the Funds' overall performance.

We will continue to remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios designed to deliver favorable results over a full market cycle.

Thank you for allowing us to assist you with your investment needs.

5

Victory Target Retirement Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date Retirement Income Index[1]
One Year	1.18%	1.52%
Five Year	3.47%	3.43%
Ten Year	3.52%	3.65%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Target Retirement Income Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Target Retirement 2030 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2030 Index[1]
One Year	1.34%	2.26%
Five Year	4.29%	5.55%
Ten Year	5.32%	6.61%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Target Retirement 2030 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

Victory Target Retirement 2040 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2040 Index[1]
One Year	1.52%	2.54%
Five Year	4.78%	6.54%
Ten Year	6.02%	7.63%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Target Retirement 2040 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

8

Victory Target Retirement 2050 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares
INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2050 Index[1]	MSCI All-Country World Index[2]
One Year	1.53%	2.72%	2.06%
Five Year	5.20%	6.90%	7.03%
Ten Year	6.44%	8.11%	7.91%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Target Retirement 2050 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

9

Victory Target Retirement 2060 Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares
INCEPTION DATE	7/12/13
	Net Asset Value	S&P Target Date 2060 Index[1]	MSCI All-Country World Index[2]
One Year	1.60%	2.79%	2.06%
Five Year	5.11%	7.00%	7.03%
Since Inception	6.30%	N/A	7.98%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Target Retirement 2060 Fund — Growth of $10,000

1The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

10

Victory Portfolios III Victory Target Retirement Income Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

April 30, 2023

(% of Net Assets)

Victory Government Securities Fund Institutional Shares	22.1%
Victory Short-Term Bond Fund Institutional Shares	15.5%
Victory Core Plus Intermediate Bond Fund Institutional Shares	6.8%
Victory Global Managed Volatility Fund Institutional Shares	6.0%
VictoryShares Corporate Bond ETF	6.0%
Victory High Income Fund Institutional Shares	5.5%
Victory Target Managed Allocation Fund	5.1%
Victory Market Neutral Income Fund Institutional Shares	5.0%
VictoryShares Short-Term Bond ETF	3.3%
Victory RS International Fund Class R6	3.1%

Asset Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

11

Victory Portfolios III Victory Target Retirement 2030 Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

April 30, 2023

(% of Net Assets)

Victory Government Securities Fund Institutional Shares	15.8%
Victory Global Managed Volatility Fund Institutional Shares	10.0%
Victory Target Managed Allocation Fund	9.0%
Victory 500 Index Fund Reward Shares	5.6%
Victory Short-Term Bond Fund Institutional Shares	5.4%
Victory Core Plus Intermediate Bond Fund Institutional Shares	5.2%
Victory RS International Fund Class R6	4.6%
VictoryShares International Value Momentum ETF	3.9%
Victory High Income Fund Institutional Shares	3.9%
VictoryShares Short-Term Bond ETF	3.5%

Asset Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

12

Victory Portfolios III Victory Target Retirement 2040 Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

April 30, 2023

(% of Net Assets)

Victory Global Managed Volatility Fund Institutional Shares	13.3%
Victory Target Managed Allocation Fund	11.5%
Victory 500 Index Fund Reward Shares	7.5%
Victory Government Securities Fund Institutional Shares	7.0%
Victory RS International Fund Class R6	6.4%
VictoryShares International Value Momentum ETF	5.0%
Victory Trivalent International Core Equity Fund Class R6	4.7%
VictoryShares US Value Momentum ETF	4.5%
VictoryShares WestEnd U.S. Sector ETF	4.0%
Victory High Income Fund Institutional Shares	3.4%

Asset Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

13

Victory Portfolios III Victory Target Retirement 2050 Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

April 30, 2023

(% of Net Assets)

Victory Global Managed Volatility Fund Institutional Shares	14.9%
Victory Target Managed Allocation Fund	12.9%
Victory 500 Index Fund Reward Shares	8.6%
Victory RS International Fund Class R6	7.0%
VictoryShares International Value Momentum ETF	5.5%
Victory Trivalent International Core Equity Fund Class R6	5.1%
VictoryShares US Value Momentum ETF	5.0%
VictoryShares WestEnd U.S. Sector ETF	4.7%
VictoryShares Emerging Markets Value Momentum ETF	3.7%
Victory Integrity Mid-Cap Value Fund Class R6	3.4%

Asset Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

14

Victory Portfolios III Victory Target Retirement 2060 Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides capital appreciation and current income consistent with its current investment allocation.

Top 10 Holdings*:

April 30, 2023

(% of Net Assets)

Victory Global Managed Volatility Fund Institutional Shares	15.2%
Victory Target Managed Allocation Fund	13.0%
Victory 500 Index Fund Reward Shares	8.6%
Victory RS International Fund Class R6	7.2%
VictoryShares International Value Momentum ETF	5.6%
Victory Trivalent International Core Equity Fund Class R6	5.0%
VictoryShares US Value Momentum ETF	4.9%
VictoryShares WestEnd U.S. Sector ETF	4.8%
VictoryShares Emerging Markets Value Momentum ETF	3.7%
Victory Government Securities Fund Institutional Shares	3.6%

Asset Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

15

Victory Portfolios III Victory Target Retirement Income Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (19.8%)
VictoryShares Corporate Bond ETF	1,899,203	$39,799
VictoryShares Emerging Markets Value Momentum ETF	256,416	10,870
VictoryShares International Value Momentum ETF	376,554	16,576
VictoryShares International Volatility Wtd ETF (a)	154,761	6,311
VictoryShares NASDAQ Next 50 ETF	149,092	3,714
VictoryShares Short-Term Bond ETF	443,598	21,847
VictoryShares US Multi-Factor Minimum Volatility ETF	141,668	5,603
VictoryShares US Small Mid Cap Value Momentum ETF	86,772	5,492
VictoryShares US Value Momentum ETF	189,914	12,047
VictoryShares WestEnd U.S. Sector ETF	334,123	9,736
Total Affiliated Exchange-Traded Funds (Cost $131,269)		131,995
Affiliated Mutual Funds (79.7%)
Victory 500 Index Fund Reward Shares	345,835	18,405
Victory Global Managed Volatility Fund Institutional Shares	4,352,911	40,308
Victory Government Securities Fund Institutional Shares	16,482,737	147,521
Victory Growth Fund Institutional Shares	271,025	7,450
Victory High Income Fund Institutional Shares	5,508,933	36,910
Victory Income Stock Fund Institutional Shares	235,136	4,094
Victory Integrity Mid-Cap Value Fund Class R6	317,024	6,981
Victory Core Plus Intermediate Bond Fund Institutional Shares	4,889,216	45,274
Victory Market Neutral Income Fund Institutional Shares	3,886,781	33,115
Victory Nasdaq-100 Index Fund Class R6	64,053	2,173
Victory Precious Metals and Minerals Fund Institutional Shares	140,247	2,711
Victory RS International Fund Class R6	1,907,663	20,908
Victory Short-Term Bond Fund Institutional Shares	11,772,295	103,243
Victory Small Cap Stock Fund Institutional Shares	712,259	8,426
Victory Sophus Emerging Markets Fund Class R6	243,826	4,423
Victory Target Managed Allocation Fund	3,846,587	34,042
Victory Trivalent International Core Equity Fund Class R6	2,076,740	15,098
Total Affiliated Mutual Funds (Cost $541,281)		531,082
Collateral for Securities Loaned (0.1%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (b)	112,050	112
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (b)	112,050	112
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (b)	112,050	112
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (b)	112,050	112
Total Collateral for Securities Loaned (Cost $448)		448
Total Investments (Cost $672,998) — 99.6%		663,525
Other assets in excess of liabilities — 0.4%		2,863
NET ASSETS — 100.00%		$666,388

At April 30, 2023, the foreign securities held by the underlying funds were 11.1% of net assets.

See notes to financial statements.

16

Victory Portfolios III Victory Target Retirement Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on April 30, 2023.

ETF — Exchange-Traded Fund

See notes to financial statements.

17

Victory Portfolios III Victory Target Retirement 2030 Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (24.5%)
VictoryShares Corporate Bond ETF	1,767,524	$37,040
VictoryShares Emerging Markets Value Momentum ETF	609,025	25,817
VictoryShares International Value Momentum ETF	1,047,996	46,133
VictoryShares International Volatility Wtd ETF	443,850	18,100
VictoryShares NASDAQ Next 50 ETF	696,279	17,344
VictoryShares Short-Term Bond ETF	834,703	41,109
VictoryShares US Multi-Factor Minimum Volatility ETF	264,132	10,447
VictoryShares US Small Mid Cap Value Momentum ETF	309,422	19,583
VictoryShares US Value Momentum ETF	621,309	39,411
VictoryShares WestEnd U.S. Sector ETF	1,154,053	33,629
Total Affiliated Exchange-Traded Funds (Cost $277,716)		288,613
Affiliated Mutual Funds (75.1%)
Victory 500 Index Fund Reward Shares	1,230,179	65,470
Victory Global Managed Volatility Fund Institutional Shares	12,666,932	117,296
Victory Government Securities Fund Institutional Shares	20,815,350	186,297
Victory Growth Fund Institutional Shares	878,075	24,138
Victory High Income Fund Institutional Shares	6,859,691	45,960
Victory Income Stock Fund Institutional Shares	846,340	14,735
Victory Integrity Mid-Cap Value Fund Class R6	1,214,125	26,735
Victory Core Plus Intermediate Bond Fund Institutional Shares	6,600,916	61,125
Victory Market Neutral Income Fund Institutional Shares	2,670,703	22,754
Victory Nasdaq-100 Index Fund Class R6	524,971	17,807
Victory Precious Metals and Minerals Fund Institutional Shares	255,335	4,936
Victory RS International Fund Class R6	4,971,320	54,486
Victory Short-Term Bond Fund Institutional Shares	7,272,211	63,777
Victory Small Cap Stock Fund Institutional Shares	1,925,695	22,781
Victory Sophus Emerging Markets Fund Class R6	515,437	9,350
Victory Target Managed Allocation Fund	11,982,361	106,044
Victory Trivalent International Core Equity Fund Class R6	5,465,250	39,732
Total Affiliated Mutual Funds (Cost $894,248)		883,423
Total Investments (Cost $1,171,964) — 99.6%		1,172,036
Other assets in excess of liabilities — 0.4%		4,120
NET ASSETS — 100.00%		$1,176,156

At April 30, 2023, the foreign securities held by the underlying Funds were 16.5% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

18

Victory Portfolios III Victory Target Retirement 2040 Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (26.7%)
VictoryShares Corporate Bond ETF	873,088	$18,296
VictoryShares Emerging Markets Value Momentum ETF	1,010,130	42,819
VictoryShares International Value Momentum ETF	1,584,198	69,736
VictoryShares International Volatility Wtd ETF	654,183	26,678
VictoryShares NASDAQ Next 50 ETF	1,164,047	28,996
VictoryShares Short-Term Bond ETF	493,169	24,289
VictoryShares US Multi-Factor Minimum Volatility ETF	428,496	16,948
VictoryShares US Small Mid Cap Value Momentum ETF	453,628	28,711
VictoryShares US Value Momentum ETF	988,999	62,734
VictoryShares WestEnd U.S. Sector ETF	1,928,537	56,197
Total Affiliated Exchange-Traded Funds (Cost $353,789)		375,404
Affiliated Mutual Funds (72.7%)
Victory 500 Index Fund Reward Shares	1,991,661	105,996
Victory Global Managed Volatility Fund Institutional Shares	20,230,373	187,333
Victory Government Securities Fund Institutional Shares	11,026,465	98,687
Victory Growth Fund Institutional Shares	1,448,235	39,812
Victory High Income Fund Institutional Shares	7,227,569	48,425
Victory Income Stock Fund Institutional Shares	1,376,417	23,964
Victory Integrity Mid-Cap Value Fund Class R6	1,942,825	42,781
Victory Core Plus Intermediate Bond Fund Institutional Shares	4,057,614	37,574
Victory Market Neutral Income Fund Institutional Shares	1,885,259	16,062
Victory Nasdaq-100 Index Fund Class R6	889,341	30,167
Victory Precious Metals and Minerals Fund Institutional Shares	283,976	5,489
Victory RS International Fund Class R6	8,169,338	89,536
Victory Short-Term Bond Fund Institutional Shares	2,844,383	24,945
Victory Small Cap Stock Fund Institutional Shares	2,759,316	32,643
Victory Sophus Emerging Markets Fund Class R6	732,649	13,290
Victory Target Managed Allocation Fund	18,322,621	162,155
Victory Trivalent International Core Equity Fund Class R6	9,014,056	65,532
Total Affiliated Mutual Funds (Cost $1,019,435)		1,024,391
Total Investments (Cost $1,373,224) — 99.4%		1,399,795
Other assets in excess of liabilities — 0.6%		8,306
NET ASSETS — 100.00%		$1,408,101

At April 30, 2023, the foreign securities held by the underlying Funds were 21.8% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

19

Victory Portfolios III Victory Target Retirement 2050 Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (28.2%)
VictoryShares Corporate Bond ETF	513,750	$10,766
VictoryShares Emerging Markets Value Momentum ETF	746,226	31,632
VictoryShares International Value Momentum ETF	1,080,063	47,544
VictoryShares International Volatility Wtd ETF	442,741	18,055
VictoryShares NASDAQ Next 50 ETF	793,323	19,762
VictoryShares US Multi-Factor Minimum Volatility ETF	310,087	12,265
VictoryShares US Small Mid Cap Value Momentum ETF	310,804	19,671
VictoryShares US Value Momentum ETF	670,166	42,510
VictoryShares WestEnd U.S. Sector ETF	1,380,725	40,234
Total Affiliated Exchange-Traded Funds (Cost $226,785)		242,439
Affiliated Mutual Funds (71.2%)
Victory 500 Index Fund Reward Shares	1,392,855	74,128
Victory Global Managed Volatility Fund Institutional Shares	13,797,766	127,767
Victory Government Securities Fund Institutional Shares	2,755,750	24,664
Victory Growth Fund Institutional Shares	940,640	25,858
Victory High Income Fund Institutional Shares	1,473,427	9,872
Victory Income Stock Fund Institutional Shares	959,248	16,701
Victory Integrity Mid-Cap Value Fund Class R6	1,317,001	29,000
Victory Core Plus Intermediate Bond Fund Institutional Shares	2,286,827	21,176
Victory Market Neutral Income Fund Institutional Shares	775,428	6,607
Victory Nasdaq-100 Index Fund Class R6	653,380	22,163
Victory Precious Metals and Minerals Fund Institutional Shares	159,541	3,084
Victory RS International Fund Class R6	5,477,318	60,031
Victory Short-Term Bond Fund Institutional Shares	94,779	831
Victory Small Cap Stock Fund Institutional Shares	1,995,827	23,611
Victory Sophus Emerging Markets Fund Class R6	611,293	11,089
Victory Target Managed Allocation Fund	12,462,948	110,297
Victory Trivalent International Core Equity Fund Class R6	5,990,852	43,553
Total Affiliated Mutual Funds (Cost $606,706)		610,432
Total Investments (Cost $833,491) — 99.4%		852,871
Other assets in excess of liabilities — 0.6%		4,719
NET ASSETS — 100.00%		$857,590

At April 30, 2023, the foreign securities held by the underlying Funds were 24.7% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

20

Victory Portfolios III Victory Target Retirement 2060 Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (28.2%)
VictoryShares Corporate Bond ETF	67,206	$1,408
VictoryShares Emerging Markets Value Momentum ETF	108,347	4,593
VictoryShares International Value Momentum ETF	160,001	7,043
VictoryShares International Volatility Wtd ETF	75,768	3,090
VictoryShares NASDAQ Next 50 ETF	112,009	2,790
VictoryShares US Multi-Factor Minimum Volatility ETF	43,625	1,726
VictoryShares US Small Mid Cap Value Momentum ETF	42,403	2,684
VictoryShares US Value Momentum ETF	96,343	6,111
VictoryShares WestEnd U.S. Sector ETF	207,979	6,060
Total Affiliated Exchange-Traded Funds (Cost $33,024)		35,505
Affiliated Mutual Funds (71.5%)
Victory 500 Index Fund Reward Shares	203,777	10,845
Victory Global Managed Volatility Fund Institutional Shares	2,061,566	19,090
Victory Government Securities Fund Institutional Shares	509,793	4,563
Victory Growth Fund Institutional Shares	145,901	4,011
Victory Income Stock Fund Institutional Shares	161,317	2,809
Victory Integrity Mid-Cap Value Fund Class R6	191,841	4,224
Victory Core Plus Intermediate Bond Fund Institutional Shares	346,143	3,204
Victory Nasdaq-100 Index Fund Class R6	103,932	3,525
Victory Precious Metals and Minerals Fund	19,828	383
Victory RS International Fund Class R6	823,895	9,030
Victory Short-Term Bond Fund Institutional Shares	119	1
Victory Small Cap Stock Fund Institutional Shares	329,790	3,902
Victory Sophus Emerging Markets Fund Class R6	88,932	1,613
Victory Target Managed Allocation Fund	1,849,926	16,372
Victory Trivalent International Core Equity Fund Class R6	873,243	6,349
Total Affiliated Mutual Funds (Cost $92,453)		89,921
Total Investments (Cost $125,477) — 99.7%		125,426
Other assets in excess of liabilities — 0.3%		365
NET ASSETS — 100.00%		$125,791

At April 30, 2023, the foreign securities held by the underlying Funds were 25.2% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

21

Victory Portfolios III	Statements of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Target Retirement Income Fund		Victory Target Retirement 2030 Fund	Victory Target Retirement 2040 Fund
Assets:
Affiliated investments, at value (Cost $672,550, $1,171,964 and $1,373,224)	$663,077	(a)	$1,172,036	$1,399,795
Unaffiliated investments, at value (Cost $448, $— and $—)	448		—	—
Cash	—		2,882	4,726
Receivables:
Interest	1		1	—
Capital shares issued	41		391	286
Investments sold	7,017		1,610	4,022
From Adviser	—		16	34
Prepaid expenses	11		19	20
Total Assets	670,595		1,176,955	1,408,883
Liabilities:
Payables:
Collateral received on loaned securities	448		—	—
To custodian	1,536		—	—
To affiliated fund	2,000		—	—
Capital shares redeemed	191		754	729
Accrued expenses and other payables:
Custodian fees	2		3	4
Compliance fees	1		1	1
Other accrued expenses	29		41	48
Total Liabilities	4,207		799	782
Net Assets:
Capital	675,517		1,158,969	1,362,247
Total accumulated earnings/(loss)	(9,129)		17,187	45,854
Net Assets	$666,388		$1,176,156	$1,408,101
Shares (unlimited number of shares authorized with no par value):	65,434		103,844	123,343
Net asset value, offering and redemption price per share: (b)	$10.18		$11.33	$11.42

(a)  Includes $440 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

22

Victory Portfolios III	Statements of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Target Retirement 2050 Fund	Victory Target Retirement 2060 Fund
Assets:
Affiliated investments, at value (Cost $833,491 and $125,477)	$852,871	$125,426
Cash	4,686	346
Receivables:
Capital shares issued	214	34
Investments sold	2,011	—
From Adviser	8	15
Prepaid expenses	15	4
Total Assets	859,805	125,825
Liabilities:
Payables:
Investments purchased	2,006	—
Capital shares redeemed	170	17
Accrued expenses and other payables:
Custodian fees	3	1
Compliance fees	1	—	(a)
Other accrued expenses	35	16
Total Liabilities	2,215	34
Net Assets:
Capital	826,701	124,479
Total accumulated earnings/(loss)	30,889	1,312
Net Assets	$857,590	$125,791
Shares (unlimited number of shares authorized with no par value):	73,275	10,747
Net asset value, offering and redemption price per share: (b)	$11.70	$11.70

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

23

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Target Retirement Income Fund		Victory Target Retirement 2030 Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022
Investment Income:
Income distributions from affiliated funds	$5,491	$19,771	$6,933	$31,144
Interest from unaffiliated investments	14	7	26	27
Securities lending (net of fees)	4	5	2	2
Total Income	5,509	19,783	6,961	31,173
Expenses:
Sub-Administration fees	6	19	6	19
Custodian fees	4	12	7	19
Transfer agent fees	16	32	27	55
Trustees' fees	16	47	16	47
Compliance fees	2	6	4	10
Printing fees	14	23	20	36
Legal and audit fees	28	64	28	54
State registration and filing fees	10	36	13	38
Other expenses	6	29	15	40
Recoupment of prior expenses waived/reimbursed by Adviser	—	—	—	1
Total Expenses	102	268	136	319
Expenses waived/reimbursed by Adviser	—	(2)	(21)	—
Net Expenses	102	266	115	319
Net Investment Income (Loss)	5,407	19,517	6,846	30,854
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	(2,063)	(104)	(1,311)	11,347
Capital gain distributions received from affiliated funds	—	4,830	—	12,807
Net change in unrealized appreciation/ depreciation on affiliated funds	26,323	(108,209)	59,127	(240,236)
Net realized/unrealized gains (losses) on investments	24,260	(103,483)	57,816	(216,082)
Change in net assets resulting from operations	$29,667	$(83,966)	$64,662	$(185,228)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

See notes to financial statements.

24

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Target Retirement 2040 Fund		Victory Target Retirement 2050 Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Four Months Ended April 30, 2023(a)		Year Ended December 31, 2022
Investment Income:
Income distributions from affiliated funds	$5,968	$35,493	$2,686		$20,756
Interest from unaffiliated investments	51	49	34		47
Securities lending (net of fees)	— (b)	10	—	(b)	4
Total Income	6,019	35,552	2,720		20,807
Expenses:
Sub-Administration fees	6	19	6		19
Custodian fees	9	21	6		14
Transfer agent fees	32	64	19		39
Trustees' fees	16	47	16		47
Compliance fees	4	12	3		7
Printing fees	21	41	15		29
Legal and audit fees	28	54	28		53
State registration and filing fees	14	37	12		33
Other expenses	17	49	14		34
Recoupment of prior expenses waived/reimbursed by Adviser	—	—	—	(b)	—
Total Expenses	147	344	119		275
Expenses waived/reimbursed by Adviser	(56)	(61)	(8)		(1)
Net Expenses	91	283	111		274
Net Investment Income (Loss)	5,928	35,269	2,609		20,533
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	(941)	11,855	(1,725)		8,379
Capital gain distributions received from affiliated funds	—	19,193	—		12,913
Net change in unrealized appreciation/ depreciation on affiliated funds	83,183	(312,180)	55,905		(198,859)
Net realized/unrealized gains (losses) on investments	82,242	(281,132)	54,180		(177,567)
Change in net assets resulting from operations	$88,170	$(245,863)	$56,789		$(157,034)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

25

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Target Retirement 2060 Fund
	Four Months Ended April 30, 2023(a)		Year Ended December 31, 2022
Investment Income:
Income distributions from affiliated funds	$360		$2,867
Interest from unaffiliated investments	6		9
Securities lending (net of fees)	—	(b)	1
Total Income	366		2,877
Expenses:
Sub-Administration fees	6		19
Custodian fees	2		5
Transfer agent fees	3		6
Trustees' fees	16		47
Compliance fees	—	(b)	1
Printing fees	6		9
Legal and audit fees	28		52
State registration and filing fees	8		23
Other expenses	—	(b)	13
Total Expenses	69		175
Expenses waived/reimbursed by Adviser	(29)		(53)
Net Expenses	40		122
Net Investment Income (Loss)	326		2,755
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	(385)		489
Capital gain distributions received from affiliated funds	—		1,843
Net change in unrealized appreciation/depreciation on affiliated funds	8,446		(27,539)
Net realized/unrealized gains (losses) on investments	8,061		(25,207)
Change in net assets resulting from operations	$8,387		$(22,452)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

26

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Target Retirement Income Fund			Victory Target Retirement 2030 Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$5,407	$19,517	$25,732	$6,846	$30,854	$51,944
Net realized gains (losses)	(2,063)	4,726	42,645	(1,311)	24,154	94,192
Net change in unrealized appreciation/depreciation	26,323	(108,209)	(16,329)	59,127	(240,236)	11,103
Change in net assets resulting from operations	29,667	(83,966)	52,048	64,662	(185,228)	157,239
Change in net assets resulting from distributions to shareholders	(3,617)	(42,353)	(52,029)	—	(101,184)	(100,538)
Change in net assets resulting from capital transactions	(16,660)	(24,319)	(19,630)	(23,163)	33,547	120
Change in net assets	9,390	(150,638)	(19,611)	41,499	(252,865)	56,821
Net Assets:
Beginning of period	656,998	807,636	827,247	1,134,657	1,387,522	1,330,701
End of period	$666,388	$656,998	$807,636	$1,176,156	$1,134,657	$1,387,522
Capital Transactions:
Proceeds from shares issued	$15,271	$42,001	$82,627	$27,062	$81,144	$133,480
Distributions reinvested	3,594	42,091	51,747	—	100,969	100,394
Cost of shares redeemed	(35,525)	(108,411)	(154,004)	(50,225)	(148,566)	(233,754)
Change in net assets resulting from capital transactions	$(16,660)	$(24,319)	$(19,630)	$(23,163)	$33,547	$120
Share Transactions:
Issued	1,516	3,901	6,852	2,434	6,606	9,600
Reinvested	361	4,192	4,396	—	9,250	7,376
Redeemed	(3,531)	(10,144)	(12,778)	(4,513)	(12,204)	(16,842)
Change in Shares	(1,654)	(2,051)	(1,530)	(2,079)	3,652	134

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

See notes to financial statements.

27

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Target Retirement 2040 Fund			Victory Target Retirement 2050 Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$5,928	$35,269	$67,012	$2,609	$20,533	$41,965
Net realized gains (losses)	(941)	31,048	120,413	(1,725)	21,292	78,287
Net change in unrealized appreciation/depreciation	83,183	(312,180)	46,214	55,905	(198,859)	33,126
Change in net assets resulting from operations	88,170	(245,863)	233,639	56,789	(157,034)	153,378
Change in net assets resulting from distributions to shareholders	—	(132,290)	(120,954)	—	(84,813)	(75,540)
Change in net assets resulting from capital transactions	(17,348)	71,180	247	(8,137)	64,708	14,305
Change in net assets	70,822	(306,973)	112,932	48,652	(177,139)	92,143
Net Assets:
Beginning of period	1,337,279	1,644,252	1,531,320	808,938	986,077	893,934
End of period	$1,408,101	$1,337,279	$1,644,252	$857,590	$808,938	$986,077
Capital Transactions:
Proceeds from shares issued	$37,464	$102,220	$163,473	$25,809	$76,507	$117,938
Distributions reinvested	—	132,158	120,782	—	84,765	75,478
Cost of shares redeemed	(54,812)	(163,198)	(284,008)	(33,946)	(96,564)	(179,111)
Change in net assets resulting from capital transactions	$(17,348)	$71,180	$247	$(8,137)	$64,708	$14,305
Share Transactions:
Issued	3,351	8,216	11,582	2,257	5,943	8,090
Reinvested	—	12,143	8,638	—	7,639	5,206
Redeemed	(4,904)	(13,106)	(20,168)	(2,968)	(7,538)	(12,331)
Change in Shares	(1,553)	7,253	52	(711)	6,044	965

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

See notes to financial statements.

28

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Target Retirement 2060 Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$326	$2,755	$5,766
Net realized gains (losses)	(385)	2,332	10,443
Net change in unrealized appreciation/depreciation	8,446	(27,539)	4,736
Change in net assets resulting from operations	8,387	(22,452)	20,945
Change in net assets resulting from distributions to shareholders	—	(11,801)	(9,243)
Change in net assets resulting from capital transactions	706	12,901	5,341
Change in net assets	9,093	(21,352)	17,043
Net Assets:
Beginning of period	116,698	138,050	121,007
End of period	$125,791	$116,698	$138,050
Capital Transactions:
Proceeds from shares issued	$6,463	$16,023	$22,008
Distributions reinvested	—	11,782	9,235
Cost of shares redeemed	(5,757)	(14,904)	(25,902)
Change in net assets resulting from capital transactions	$706	$12,901	$5,341
Share Transactions:
Issued	567	1,246	1,531
Reinvested	—	1,064	640
Redeemed	(503)	(1,173)	(1,814)
Change in Shares	64	1,137	357

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

See notes to financial statements.

29

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Target Retirement Income Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$9.79	$11.68	$11.71	$11.22		$10.69	$11.69
Investment Activities:
Net investment income (loss)	0.08 (b)	0.29 (b)	0.38 (b)	0.38	(b)	0.31 (b)	0.29
Net realized and unrealized gains (losses)	0.37	(1.53)	0.37	0.58		0.93	(0.64)
Total from Investment Activities	0.45	(1.24)	0.75	0.96		1.24	(0.35)
Distributions to Shareholders from:
Net investment income	(0.06)	(0.29)	(0.38)	(0.30)		(0.31)	(0.29)
Net realized gains	—	(0.36)	(0.40)	(0.17)		(0.40)	(0.36)
Total Distributions	(0.06)	(0.65)	(0.78)	(0.47)		(0.71)	(0.65)
Net Asset Value, End of Period	$10.18	$9.79	$11.68	$11.71		$11.22	$10.69
Total Return (c) (d)	4.56%	(10.64)%	6.48%	8.73%		11.72%	(3.01)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.05%	0.04%	0.03%	0.06%		0.07%	0.07%
Net Investment Income (Loss) (e)	2.46%	2.75%	3.13%	3.40%		2.75%	2.53%
Gross Expenses (e) (f)	0.05%	0.04%	0.03%	0.06%		0.07%	0.07%
Supplemental Data:
Net Assets at end of period (000's)	$666,388	$656,998	$807,636	$827,247		$337,633	$318,796
Portfolio Turnover (c)	2%	13%	16%	15	%(h)	16%	29%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(h)  For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $78,972, and sold of $170,937 thousand, respectively, in connection with the Fund's acquisition of USAA® Target Retirement 2020 Fund.

See notes to financial statements.

30

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Target Retirement 2030 Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.71	$13.57	$13.03	$12.47	$11.87	$13.84
Investment Activities:
Net investment income (loss)	0.07 (b)	0.31 (b)	0.53 (b)	0.29 (b)	0.33 (b)	0.30
Net realized and unrealized gains (losses)	0.55	(2.15)	1.05	0.86	1.70	(1.25)
Total from Investment Activities	0.62	(1.84)	1.58	1.15	2.03	(0.95)
Distributions to Shareholders from:
Net investment income	—	(0.29)	(0.59)	(0.25)	(0.31)	(0.30)
Net realized gains	—	(0.73)	(0.45)	(0.34)	(1.12)	(0.72)
Total Distributions	—	(1.02)	(1.04)	(0.59)	(1.43)	(1.02)
Net Asset Value, End of Period	$11.33	$10.71	$13.57	$13.03	$12.47	$11.87
Total Return (c) (d)	5.79%	(13.53)%	12.24%	9.25%	17.13%	(6.99)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.03%	0.03%	0.02%	0.02%	0.03%	0.03%
Net Investment Income (Loss) (e)	1.78%	2.55%	3.79%	2.41%	2.53%	2.25%
Gross Expenses (e) (f)	0.04%	0.03%	0.02%	0.02%	0.03%	0.03%
Supplemental Data:
Net Assets at end of period (000's)	$1,176,156	$1,134,657	$1,387,522	$1,330,701	$1,368,343	$1,183,564
Portfolio Turnover (c)	2%	13%	18%	19%	24%	36%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

See notes to financial statements.

31

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Target Retirement 2040 Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.71	$13.98	$13.02	$12.58	$11.87	$14.25
Investment Activities:
Net investment income (loss)	0.05 (b)	0.31 (b)	0.60 (b)	0.28 (b)	0.32 (b)	0.27
Net realized and unrealized gains (losses)	0.66	(2.43)	1.45	0.88	1.99	(1.46)
Total from Investment Activities	0.71	(2.12)	2.05	1.16	2.31	(1.19)
Distributions to Shareholders from:
Net investment income	—	(0.29)	(0.67)	(0.22)	(0.29)	(0.28)
Net realized gains	—	(0.86)	(0.42)	(0.50)	(1.31)	(0.91)
Total Distributions	—	(1.15)	(1.09)	(0.72)	(1.60)	(1.19)
Net Asset Value, End of Period	$11.42	$10.71	$13.98	$13.02	$12.58	$11.87
Total Return (c) (d)	6.63%	(15.15)%	15.88%	9.22%	19.57%	(8.53)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Net Investment Income (Loss) (e)	1.30%	2.49%	4.18%	2.30%	2.41%	2.08%
Gross Expenses (e) (f)	0.03%	0.02%	0.02%	0.02%	0.02%	0.02%
Supplemental Data:
Net Assets at end of period (000's)	$1,408,101	$1,337,279	$1,644,252	$1,531,320	$1,551,552	$1,310,328
Portfolio Turnover (c)	2%	14%	16%	20%	29%	35%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.
See notes to financial statements.

32

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Target Retirement 2050 Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.93	$14.51	$13.35	$12.84	$11.95	$14.45
Investment Activities:
Net investment income (loss)	0.04 (b)	0.30 (b)	0.65 (b)	0.28 (b)	0.31 (b)	0.26
Net realized and unrealized gains (losses)	0.73	(2.63)	1.69	1.07	2.09	(1.54)
Total from Investment Activities	0.77	(2.33)	2.34	1.35	2.40	(1.28)
Distributions to Shareholders from:
Net investment income	—	(0.28)	(0.69)	(0.24)	(0.28)	(0.26)
Net realized gains	—	(0.97)	(0.49)	(0.60)	(1.23)	(0.96)
Total Distributions	—	(1.25)	(1.18)	(0.84)	(1.51)	(1.22)
Net Asset Value, End of Period	$11.70	$10.93	$14.51	$13.35	$12.84	$11.95
Total Return (c) (d)	7.04%	(16.00)%	17.71%	10.52%	20.16%	(9.02)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.04%	0.03%	0.03%	0.03%	0.04%	0.04%
Net Investment Income (Loss) (e)	0.94%	2.41%	4.43%	2.26%	2.32%	1.96%
Gross Expenses (e) (f)	0.04%	0.03%	0.03%	0.03%	0.04%	0.04%
Supplemental Data:
Net Assets at end of period (000's)	$857,590	$808,938	$986,077	$893,934	$893,030	$741,449
Portfolio Turnover (c)	3%	13%	17%	21%	30%	36%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

See notes to financial statements.

33

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Target Retirement 2060 Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$10.92	$14.46	$13.17	$12.53	$11.05	$12.74
Investment Activities:
Net investment income (loss)	0.03 (b)	0.29 (b)	0.64 (b)	0.26 (b)	0.28 (b)	0.23
Net realized and unrealized gains (losses)	0.75	(2.63)	1.67	1.01	1.94	(1.39)
Total from Investment Activities	0.78	(2.34)	2.31	1.27	2.22	(1.16)
Distributions to Shareholders from:
Net investment income	—	(0.26)	(0.69)	(0.20)	(0.27)	(0.23)
Net realized gains	—	(0.94)	(0.33)	(0.43)	(0.47)	(0.30)
Total Distributions	—	(1.20)	(1.02)	(0.63)	(0.74)	(0.53)
Net Asset Value, End of Period	$11.70	$10.92	$14.46	$13.17	$12.53	$11.05
Total Return (c) (d)	7.14%	(16.12)%	17.69%	10.17%	20.09%	(9.18)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Net Investment Income (Loss) (e)	0.81%	2.27%	4.41%	2.17%	2.30%	2.00%
Gross Expenses (e) (f)	0.17%	0.14%	0.13%	0.16%	0.22%	0.23%
Supplemental Data:
Net Assets at end of period (000's)	$125,791	$116,698	$138,050	$121,007	$116,493	$87,403
Portfolio Turnover (c)	2%	9%	18%	28%	29%	36%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

See notes to financial statements.

34

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the following five Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)	Formerly	Funds (Short Name)
Victory Target Retirement Income Fund	USAA Target Retirement Income Fund	Target Income Fund
Victory Target Retirement 2030 Fund	USAA Target Retirement 2030 Fund	Target 2030 Fund
Victory Target Retirement 2040 Fund	USAA Target Retirement 2040 Fund	Target 2040 Fund
Victory Target Retirement 2050 Fund	USAA Target Retirement 2050 Fund	Target 2050 Fund
Victory Target Retirement 2060 Fund	USAA Target Retirement 2060 Fund	Target 2060 Fund

Each Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds managed by the Funds' Adviser, Victory Capital Management Inc. ("VCM" or the "Adviser"), an affiliate of the Funds. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Each Fund may rely on various exemptions contained in the 1940 Act and in exemptive rules or orders thereunder issued by the Securities and Exchange Commission ("SEC") that permit funds, subject to certain conditions, to invest in one or more Exchange-Traded Funds ("ETFs") and certain other types of investment companies in amounts that exceed limits set forth in the 1940 Act that would otherwise be applicable.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Funds from December 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Funds have an April 30, 2023, fiscal four-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

35

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including ETFs, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in the underlying affiliated funds and other open-end investment companies, other than ETFs, are valued at their net asset value ("NAV") at the end of each business day and are typically categorized as Level 1 in the fair value hierarchy.

The underlying affiliated funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Target Income Fund
Affiliated Exchange-Traded Funds	$131,995	$—	$—	$131,995
Affiliated Mutual Funds	531,082	—	—	531,082
Collateral for Securities Loaned	448	—	—	448
Total	$663,525	$—	$—	$663,525
Target 2030 Fund
Affiliated Exchange-Traded Funds	$288,613	$—	$—	$288,613
Affiliated Mutual Funds	883,423	—	—	883,423
Total	$1,172,036	$—	$—	$1,172,036

36

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Level 1	Level 2	Level 3	Total
Target 2040 Fund
Affiliated Exchange-Traded Funds	$375,404	$—	$—	$375,404
Affiliated Mutual Funds	1,024,391	—	—	1,024,391
Total	$1,399,795	$—	$—	$1,399,795
Target 2050 Fund
Affiliated Exchange-Traded Funds	$242,439	$—	$—	$242,439
Affiliated Mutual Funds	610,432	—	—	610,432
Total	$852,871	$—	$—	$852,871
Target 2060 Fund
Affiliated Exchange-Traded Funds	$35,505	$—	$—	$35,505
Affiliated Mutual Funds	89,921	—	—	89,921
Total	$125,426	$—	$—	$125,426

As of April 30, 2023, there were no transfers into/out of Level 3.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by SEC guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds effectively do not

37

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

have control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Funds' securities lending transactions as of April 30, 2023 (amounts in thousands).

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
Target Income Fund	$440	$—	$448

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds had a tax year end of December 31, and effective April 30, 2023, the Funds changed their tax year end to April 30.

For the four months ended April 30, 2023, the Funds did not incur any income tax, interest, or penalties, and have recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the four months ended April 30, 2023, were as follows for the Funds (amounts in thousands):

	Excluding U.S. Government Securities
	Purchases	Sales
Target Income Fund	$15,364	$30,124
Target 2030 Fund	23,830	38,932
Target 2040 Fund	30,410	40,909
Target 2050 Fund	27,730	29,363
Target 2060 Fund	4,140	2,677

38

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser does not receive any fees from the Funds for these services.

Administration and Servicing Fees:

VCM also serves as the Funds' administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Funds for these services.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the four months ended April 30, 2023, and year ended December 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Funds (as part of the Trust) have entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the four months ended April 30, 2023, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Funds. VCTA does not receive any fees from the Funds for these services.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Funds pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Funds' custodian. Funds pay Citibank a fee for providing these services. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Funds. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Funds. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Funds' business are excluded from

39

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were as follows:

In Effect Until August 31, 2024
Target Income Fund	0.07%
Target 2030 Fund	0.03%
Target 2040 Fund	0.02%
Target 2050 Fund	0.04%
Target 2060 Fund	0.10%

Under the terms of the expense limitation agreement, the Adviser has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

	Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
Target 2030 Fund	$—	$—	$—	$21	$21
Target 2040 Fund	—	—	61	56	117
Target 2050 Fund	—	—	—	8	8
Target 2060 Fund	35	43	53	29	160

As of December 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

	Expires 2023	Expires 2024	Expires 2025	Total
Target 2040 Fund	$—	$—	$61	$61
Target 2060 Fund	69	43	53	165

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. For the four months ended April 30, 2023, there were no voluntary waivers or reimbursements. For the year ended December 31, 2022, the Adviser voluntarily waived fees of $2 thousand, $1 thousand, and less than $1 thousand for the Target Income Fund, Target 2050 Fund, and Target 2060 Fund, respectively.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Affiliated Funds Risk — The risks of the Funds directly correspond to the risks of the underlying affiliated funds in which the Funds invest. By investing in the underlying affiliated funds, the Funds have exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Funds varies according to each Fund's asset allocation. For instance, the more a Fund is allocated to stock funds, the greater the risk associated with equity securities. The Funds also are subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

40

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

High-Yield/Junk Bond Risk — The Funds may invest in underlying affiliated funds that invest in fixed income securities that are rated below investment grade. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The Funds may invest in underlying affiliated funds that invest in equity securities. The value of the equity securities in which the Funds invest may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Debt Securities Risk — The Funds may invest in underlying affiliated funds that invest in debt securities or other income-producing securities. The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the four months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Funds did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit agreement during the four months ended April 30, 2023, and the year ended December 31, 2022.

41

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Funds did not utilize or participate in the Facility during the four months ended April 30, 2023, and the year ended December 31, 2022.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid as noted in the table below. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

	Declared	Paid
Target Income Fund	Quarterly	Quarterly
Target 2030 Fund	Annually	Annually
Target 2040 Fund	Annually	Annually
Target 2050 Fund	Annually	Annually
Target 2060 Fund	Annually	Annually

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Four Months Ended April 30, 2023
	Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Target Income Fund	$3,617	$3,617

42

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Year Ended December 31, 2022			Year Ended December 31, 2021
	Distributions Paid From			Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Target Income Fund	$19,510	$22,843	$42,353	$26,171	$25,858	$52,029
Target 2030 Fund	30,908	70,276	101,184	58,650	41,888	100,538
Target 2040 Fund	35,204	97,086	132,290	75,571	45,383	120,954
Target 2050 Fund	20,383	64,430	84,813	45,588	29,952	75,540
Target 2060 Fund	2,802	8,999	11,801	6,415	2,828	9,243

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
Target Income Fund	$1,938	$4,710	$6,648	$(1,960)	$(13,817)	$(9,129)
Target 2030 Fund	7,032	14,285	21,317	(1,374)	(2,756)	17,187
Target 2040 Fund	6,155	17,010	23,165	(723)	23,412	45,854
Target 2050 Fund	2,759	12,569	15,328	(1,503)	17,064	30,889
Target 2060 Fund	349	1,597	1,946	(385)	(249)	1,312

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of April 30, 2023, the Funds had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

	Short-Term Amount	Long-Term Amount	Total
Target Income Fund	$—	$1,960	$1,960
Target 2030 Fund	—	1,374	1,374
Target 2040 Fund	4	719	723
Target 2050 Fund	—	1,503	1,503
Target 2060 Fund	7	378	385

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Target Income Fund	$677,342	$22,196	$(36,013)	$(13,817)
Target 2030 Fund	1,174,792	59,204	(61,960)	(2,756)
Target 2040 Fund	1,376,383	85,695	(62,283)	23,412
Target 2050 Fund	835,807	55,848	(38,784)	17,064
Target 2060 Fund	125,675	6,491	(6,740)	(249)

43

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the four months ended April 30, 2023, were as follows (amounts in thousands):

	Fair Value 12/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 4/30/2023	Dividend Income
Target Income Fund
Victory 500 Index Fund Reward Shares*	$16,851	$56	$—	$—	$—	$1,498	$18,405	$56
Victory NASDAQ-100 Index Fund Class R6*	937	1,001	—	—	—	235	2,173	—
Victory Global Managed Volatility Fund Institutional Shares*	39,051	—	(1,980)	(420)	—	3,657	40,308	—
Victory Government Securities Fund Institutional Shares*	151,983	1,425	(9,009)	(920)	—	4,042	147,521	1,425
Victory Growth Fund Institutional Shares*	7,092	—	(1,026)	368	—	1,016	7,450	—
Victory High Income Fund Institutional Shares*	34,487	1,842	—	—	—	581	36,910	842
Victory Income Stock Fund Institutional Shares*	4,056	23	—	—	—	15	4,094	23
Victory Core Plus Intermediate Bond Fund Institutional Shares*	35,597	8,507	—	—	—	1,170	45,274	508
Victory Precious Metals and Minerals Fund Institutional Shares*	2,336	—	—	—	—	375	2,711	1
Victory Short-Term Bond Fund Institutional Shares*	108,827	1,187	(7,501)	(408)	—	1,138	103,243	1,186
Victory Small Cap Stock Fund Institutional Shares*	8,234	—	—	—	—	192	8,426	—
Victory Target Managed Allocation Fund*	32,504	—	—	—	—	1,538	34,042	—
Victory Integrity Mid-Cap Value Fund Class R6	6,810	—	—	—	—	171	6,981	—
Victory Market Neutral Income Fund Class I	32,000	422	—	—	—	693	33,115	422
Victory RS International Fund Class R6	22,323	—	(3,703)	127	—	2,161	20,908	—
Victory Sophus Emerging Markets Fund Class R6	4,242	—	—	—	—	181	4,423	—

44

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 4/30/2023	Dividend Income
Victory Trivalent International Fund — Core Equity Class R6	$15,436	$—	$(1,808)	$(279)	$—	$1,749	$15,098	$—
VictoryShares Corporate Bond ETF	38,297	—	—	—	—	1,502	39,799	323
VictoryShares WestEnd U.S. Sector ETF	8,051	901	—	—	—	784	9,736	26
VictoryShares International Volatility Wtd ETF	6,645	—	(993)	34	—	625	6,311	55
VictoryShares Nasdaq Next 50 ETF	3,583	—	—	—	—	131	3,714	5
VictoryShares US Multi-Factor Minimum Volatility ETF	5,406	—	—	—	—	197	5,603	29
VictoryShares Short-Term Bond ETF	21,576	—	—	—	—	271	21,847	215
VictoryShares Emerging Markets Value Momentum ETF	11,506	—	(1,301)	(98)	—	763	10,870	44
VictoryShares International Value Momentum ETF	18,266	—	(2,803)	(467)	—	1,580	16,576	233
VictoryShares US Small Mid Cap Value Momentum ETF	5,467	—	—	—	—	25	5,492	37
VictoryShares US Value Momentum ETF	12,014	—	—	—	—	33	12,047	61
	$653,577	$15,364	$(30,124)	$(2,063)	$—	$26,323	$663,077	$5,491

*  Effective April 24, 2023, the name of the Fund changed to the current displayed name. See vcm.com for more information.

Target 2030 Fund
Victory 500 Index Fund Reward Shares*	$61,872	$202	$(2,025)	$(451)	$—	$5,872	$65,470	$200
Victory Global Managed Volatility Fund Institutional Shares*	115,310	—	(7,571)	(1,552)	—	11,109	117,296	—
Victory Government Securities Fund Institutional Shares*	180,855	1,719	—	—	—	3,723	186,297	1,720
Victory Growth Fund Institutional Shares*	24,626	—	(5,086)	2,694	—	1,904	24,138	—
Victory High Income Fund Institutional Shares*	44,139	1,078	—	—	—	743	45,960	1,078
Victory Income Stock Fund Institutional Shares*	14,598	84	—	—	—	53	14,735	83
Victory Core Plus Intermediate Bond Fund Institutional Shares*	53,578	5,777	—	—	—	1,770	61,125	778

45

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 4/30/2023	Dividend Income
Victory Precious Metals and Minerals Fund Institutional Shares*	$4,254	$—	$—	$—	$—	$682	$4,936	$—
Victory Short-Term Bond Fund Institutional Shares*	58,702	4,680	—	—	—	395	63,777	681
Victory Small Cap Stock Fund Institutional Shares*	22,261	—	—	—	—	520	22,781	—
Victory Target Managed Allocation Fund*	101,251	—	—	—	—	4,793	106,044	—
Victory Integrity Mid-Cap Value Fund Class R6	26,079	—	—	—	—	656	26,735	—
Victory Market Neutral Income Fund Class I	21,988	290	—	—	—	476	22,754	290
Victory RS International Fund Class R6	53,502	—	(4,513)	22	—	5,475	54,486	—
Victory Sophus Emerging Markets Fund Class R6	8,969	—	—	—	—	381	9,350	—
Victory Trivalent International Fund — Core Equity Class R6	41,355	—	(5,520)	(380)	—	4,277	39,732	—
VictoryShares Corporate Bond ETF	35,642	—	—	—	—	1,398	37,040	301
Victory NASDAQ-100 Index Fund Class R6	5,846	10,000	—	—	—	1,961	17,807	—
VictoryShares International Volatility Wtd ETF	18,255	—	(1,986)	10	—	1,821	18,100	155
VictoryShares Nasdaq Next 50 ETF	16,732	—	—	—	—	612	17,344	22
VictoryShares WestEnd U.S. Sector ETF	30,688	—	—	—	—	2,941	33,629	97
VictoryShares US Multi-Factor Minimum Volatility ETF	10,079	—	—	—	—	368	10,447	55
VictoryShares Short-Term Bond ETF	40,600	—	—	—	—	509	41,109	404
VictoryShares Emerging Markets Value Momentum ETF	26,212	—	(2,010)	(498)	—	2,113	25,817	104
VictoryShares International Value Momentum ETF	49,997	—	(6,906)	(1,452)	—	4,494	46,133	627
VictoryShares US Small Mid Cap Value Momentum ETF	21,666	—	(2,317)	89	—	145	19,583	139
VictoryShares US Value Momentum ETF	40,266	—	(998)	207	—	(64)	39,411	199
	$1,129,322	$23,830	$(38,932)	$(1,311)	$—	$59,127	$1,172,036	$6,933

*  Effective April 24, 2023, the name of the Fund changed to the current displayed name. See vcm.com for more information.

46

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 4/30/2023	Dividend Income
Target 2040 Fund
Victory 500 Index Fund Reward Shares*	$98,975	$324	$(2,025)	$(451)	$—	$9,173	$105,996	$324
Victory Global Managed Volatility Fund Institutional Shares*	177,465	—	(4,967)	(1,040)	—	15,875	187,333	—
Victory Government Securities Fund Institutional Shares*	93,849	2,909	—	—	—	1,929	98,687	908
Victory Growth Fund Institutional Shares*	40,311	—	(8,075)	4,539	—	3,037	39,812	—
Victory High Income Fund Institutional Shares*	46,506	1,136	—	—	—	783	48,425	1,136
Victory Income Stock Fund Institutional Shares*	23,741	135	—	—	—	88	23,964	135
Victory Core Plus Intermediate Bond Fund Institutional Shares*	33,006	3,467	—	—	—	1,101	37,574	466
Victory NASDAQ-100 Index Fund Class R6*	10,603	16,000		—	—	3,564	30,167	—
Victory Precious Metals and Minerals Fund Institutional Shares*	4,731	—	—	—	—	758	5,489	—
Victory Short-Term Bond Fund Institutional Shares*	21,543	3,260	—	—	—	142	24,945	262
Victory Small Cap Stock Fund Institutional Shares*	30,908	1,000	—	—	—	735	32,643	—
Victory Target Managed Allocation Fund*	154,826	—	—	—	—	7,329	162,155	—
Victory Integrity Mid-Cap Value Fund Class R6	41,732	—	—	—	—	1,049	42,781	—
Victory Market Neutral Income Fund Class I	13,589	2,179	—	—	—	294	16,062	179
Victory RS International Fund Class R6	86,520	—	(6,011)	(486)	—	9,513	89,536	—
Victory Sophus Emerging Markets Fund Class R6	12,748	—	—	—	—	542	13,290	—
Victory Trivalent International Fund — Core Equity Class R6	63,033	—	(3,506)	(515)	—	6,520	65,532	—
VictoryShares Corporate Bond ETF	17,606	—	—	—	—	690	18,296	149
VictoryShares WestEnd U.S. Sector ETF	51,283	—	—	—	—	4,914	56,197	163
VictoryShares International Volatility Wtd ETF	26,030	—	(1,986)	—	—	2,634	26,678	226
VictoryShares Nasdaq Next 50 ETF	27,972	—	—	—	—	1,024	28,996	36
VictoryShares US Multi-Factor Minimum Volatility ETF	16,350	—	—	—	—	598	16,948	89

47

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 4/30/2023	Dividend Income
VictoryShares Short-Term Bond ETF	$23,988	$—	$—	$—	$—	$301	$24,289	$239
VictoryShares Emerging Markets Value Momentum ETF	43,687	—	(3,512)	(1,006)	—	3,650	42,819	172
VictoryShares International Value Momentum ETF	74,945	—	(9,829)	(2,189)	—	6,809	69,736	972
VictoryShares US Small Mid Cap Value Momentum ETF	28,579	—	—	—	—	132	28,711	195
VictoryShares US Value Momentum ETF	63,526	—	(998)	207	—	(1)	62,734	317
	$1,328,052	$30,410	$(40,909)	$(941)	$—	$83,183	$1,399,795	$5,968

*  Effective April 24, 2023, the name of the Fund changed to the current displayed name. See vcm.com for more information.

Target 2050 Fund
Victory 500 Index Fund Reward Shares*	$70,765	$229	$(3,029)	$(689)	$—	$6,852	$74,128	$230
Victory Global Managed Volatility Fund Institutional Shares*	122,143	—	(4,565)	(947)	—	11,136	127,767	—
Victory Government Securities Fund Institutional Shares*	21,987	2,210	—	—	—	467	24,664	211
Victory Growth Fund Institutional Shares*	25,061	—	(4,039)	2,253	—	2,583	25,858	—
Victory High Income Fund Institutional Shares*	9,481	232	—	—	—	159	9,872	232
Victory Income Stock Fund Institutional Shares*	16,546	94	—	—	—	61	16,701	94
Victory Core Plus Intermediate Bond Fund Institutional Shares*	14,339	6,260	—	—	—	577	21,176	261
Victory NASDAQ-100 Index Fund Class R6*	6,723	13,000	—	—	—	2,440	22,163	—
Victory Precious Metals and Minerals Fund Institutional Shares*	2,658	—	—	—	—	426	3,084	—
Victory Short-Term Bond Fund Institutional Shares*	2,792	13	(1,998)	(60)	—	84	831	13
Victory Small Cap Stock Fund Institutional Shares*	21,488	1,600	—	—	—	523	23,611	—
Victory Target Managed Allocation Fund*	105,312	—	—	—	—	4,985	110,297	—
Victory Integrity Mid-Cap Value Fund Class R6	28,289	—	—	—	—	711	29,000	—
Victory Market Neutral Income Fund Class I	6,384	85	—	—	—	138	6,607	84
Victory RS International Fund Class R6	57,560	—	(3,513)	(323)	—	6,307	60,031	—
Victory Sophus Emerging Markets Fund Class R6	10,636	—	—	—	—	453	11,089	—

48

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 4/30/2023	Dividend Income
Victory Trivalent International Fund — Core Equity Class R6	$42,984	$—	$(3,512)	$(565)	$—	$4,646	$43,553	$—
VictoryShares Corporate Bond ETF	8,441	2,001	—	—	—	324	10,766	87
VictoryShares International Volatility Wtd ETF	17,290	—	(993)	(11)	—	1,769	18,055	152
VictoryShares Nasdaq Next 50 ETF	19,064	—	—	—	—	698	19,762	25
VictoryShares WestEnd U.S. Sector ETF	36,716	—	—	—	—	3,518	40,234	116
VictoryShares US Multi-Factor Minimum Volatility ETF	11,832	—	—	—	—	433	12,265	64
VictoryShares Emerging Markets Value Momentum ETF	29,767	—	—	—	—	1,865	31,632	126
VictoryShares International Value Momentum ETF	51,119	—	(6,716)	(1,590)	—	4,731	47,544	656
VictoryShares US Small Mid Cap Value Momentum ETF	17,590	2,006	—	—	—	75	19,671	120
VictoryShares US Value Momentum ETF	43,357	—	(998)	207	—	(56)	42,510	215
	$800,324	$27,730	$(29,363)	$(1,725)	$—	$55,905	$852,871	$2,686

*  Effective April 24, 2023, the name of the Fund changed to the current displayed name. See vcm.com for more information.

Target 2060 Fund
Victory 500 Index Fund Reward Shares*	$10,316	$32	$(405)	$(90)	$—	$992	$10,845	$33
Victory NASDAQ-100 Index Fund Class R6*	1,170	1,899	—	—	—	456	3,525	—
Victory Global Managed Volatility Fund Institutional Shares*	17,606	—	—	—	—	1,484	19,090	—
Victory Government Securities Fund Institutional Shares*	4,429	43	—	—	—	91	4,563	42
Victory Growth Fund Institutional Shares*	3,784	—	(513)	19	—	721	4,011	—
Victory Income Stock Fund Institutional Shares*	2,290	513	—	—	—	6	2,809	13
Victory Core Plus Intermediate Bond Fund Institutional Shares*	3,064	42	—	—	—	98	3,204	42
VictoryShares WestEnd U.S. Sector ETF	5,530	—	—	—	—	530	6,060	18
Victory Precious Metals and Minerals Fund Institutional Shares*	330	—	—	—	—	53	383	—
Victory Short-Term Bond Fund Institutional Shares*	1	—	—	—	—	—	1	—

49

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 4/30/2023	Dividend Income
Victory Small Cap Stock Fund Institutional Shares*	$3,211	$610	$—	$—	$—	$81	$3,902	$—
Victory Target Managed Allocation Fund*	15,153	501	—	—	—	718	16,372	—
Victory Integrity Mid-Cap Value Fund Class R6	4,121	—	—	—	—	103	4,224	—
Victory RS International Fund Class R6	8,634	—	(504)	(54)	—	954	9,030	—
Victory Sophus Emerging Markets Fund Class R6	1,547	—	—	—	—	66	1,613	—
Victory Trivalent International Fund — Core Equity Class R6	6,253	—	(504)	(77)	—	677	6,349	—
VictoryShares Corporate Bond ETF	876	500	—	—	—	32	1,408	11
VictoryShares International Volatility Wtd ETF	2,801	—	—	—	—	289	3,090	26
VictoryShares Nasdaq Next 50 ETF	2,692	—	—	—	—	98	2,790	4
VictoryShares US Multi-Factor Minimum Volatility ETF	1,665	—	—	—	—	61	1,726	9
VictoryShares Emerging Markets Value Momentum ETF	4,322	—	—	—	—	271	4,593	18
VictoryShares International Value Momentum ETF	7,341	—	(751)	(183)	—	636	7,043	95
VictoryShares US Small Mid Cap Value Momentum ETF	2,671	—	—	—	—	13	2,684	18
VictoryShares US Value Momentum ETF	6,095	—	—	—	—	16	6,111	31
	$115,902	$4,140	$(2,677)	$(385)	$—	$8,446	$125,426	$360

*  Effective April 24, 2023, the name of the Fund changed to the current displayed name. See vcm.com for more information.

Transactions in affiliated securities during the year ended December 31, 2022, were as follows (amounts in thousands):

	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
Target Income Fund
Victory 500 Index Fund Reward Shares	$3,002	$16,692	$—	$—	$222	$(2,843)	$16,851	$231
Victory NASDAQ-100 Index Fund Class R6	—	1,039	—	—	33	(102)	937	6
Victory Global Managed Volatility Fund Institutional Shares	48,853	3,150	(2,251)	(267)	1,769	(10,434)	39,051	1,381
50

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
Victory Government Securities Fund Institutional Shares	$229,062	$3,902	$(59,956)	$(5,425)	$—	$(15,600)	$151,983	$3,902
Victory Growth Fund Institutional Shares	15,236	466	(3,893)	2,022	465	(6,739)	7,092	—
Victory High Income Fund Institutional Shares	34,674	5,753	—	—	—	(5,940)	34,487	1,990
Victory Income Fund Institutional Shares	20,833	79	(19,769)	2,286	—	(3,429)	—	79
Victory Income Stock Fund Institutional Shares	9,506	382	(5,150)	758	266	(1,440)	4,056	116
Victory Core Plus Intermediate Bond Fund Institutional Shares	14,271	25,104	—	—	—	(3,778)	35,597	831
Victory Precious Metals and Minerals Fund Institutional Shares	2,645	26	—	—	—	(335)	2,336	26
Victory Short-Term Bond Fund Institutional Shares	123,244	2,767	(11,056)	(305)	—	(5,823)	108,827	2,766
Victory Small Cap Stock Fund Institutional Shares	6,303	3,665	—	—	471	(1,734)	8,234	—
Victory Target Managed Allocation Fund	43,496	2,825	(3,951)	(385)	207	(9,481)	32,504	1,243
Victory Integrity Mid-Cap Value Fund Class R6	6,053	1,564	—	—	286	(807)	6,810	112
Victory Market Neutral Income Fund Class I	32,841	3,553	—	—	1,058	(4,394)	32,000	2,497
Victory RS International Fund Class R6	27,363	3,057	(3,357)	(530)	53	(4,210)	22,323	568
Victory Sophus Emerging Markets Fund Class R6	3,533	2,826	(652)	(381)	—	(1,084)	4,242	140
Victory Trivalent International Fund — Core Equity Class R6	16,222	2,757	—	—	—	(3,543)	15,436	414
VictoryShares Dividend Accelerator ETF		11,350	(10,008)	2,573	—	(3,915)	—	96
VictoryShares Corporate Bond ETF	44,104	2,996	—	—	—	(8,803)	38,297	1,040
VictoryShares WestEnd US Sector ETF	—	7,769	—	—	—	282	8,051	32
VictoryShares International Volatility Wtd ETF	8,097	—	—	—	—	(1,452)	6,645	160
VictoryShares Nasdaq Next 50 ETF	5,077	—	—	—	—	(1,494)	3,583	32
VictoryShares US Multi-Factor Minimum Volatility ETF	6,705	—	(742)	182	—	(739)	5,406	110
VictoryShares Core Short-Term Bond ETF	22,770	—	—	—	—	(1,194)	21,576	549

51

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2021		Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
VictoryShares Emerging Markets Value Momentum ETF	$21,864		$—	$(6,613)	$(1,609)	$—	$(2,136)	$11,506	$573
VictoryShares International Value Momentum ETF	22,487		—	(788)	(37)	—	(3,396)	18,266	553
VictoryShares US Small Mid Cap Value Momentum ETF	6,388		—	—	—	—	(921)	5,467	78
VictoryShares US Value Momentum ETF	18,204		—	(4,479)	1,014	—	(2,725)	12,014	246
	$804,183		$90,372	$(132,665)	$(104)	$4,830	$(108,209)	$653,577	$19,771
Target 2030 Fund
Victory 500 Index Fund Reward Shares	$19,595		$55,142	$—	$—	$816	$(12,865)	$61,872	$894
Victory Global Managed Volatility Fund Institutional Shares	150,749		9,332	(12,790)	(1,142)	5,248	(30,839)	115,310	4,084
Victory Government Securities Fund Institutional Shares	202,603		6,479	(7,618)	(1,007)	—	(19,602)	180,855	3,998
Victory Growth Fund Institutional Shares	61,543		1,874	(19,926)	3,820	1,875	(22,685)	24,626	—
Victory High Income Fund Institutional Shares	55,362		6,561	(9,213)	(265)	—	(8,306)	44,139	2,740
Victory Income Fund Institutional Shares	19,232		150	(18,088)	2,013	—	(3,307)	—	150
Victory Income Stock Fund Institutional Shares	31,911	*	1,399	(16,287)	1,101	957	(3,526)	14,598	442
Victory Core Plus Intermediate Bond Fund Institutional Shares	48,542		13,296	—	—	—	(8,260)	53,578	1,563
Victory Precious Metals and Minerals Fund Institutional Shares	4,816		47	—	—	—	(609)	4,254	47
Victory Short-Term Bond Fund Institutional Shares	60,433		1,441	—	—	—	(3,172)	58,702	1,440
Victory Small Cap Stock Fund Institutional Shares	24,732		4,728	(1,113)	(231)	1,275	(5,855)	22,261	—
Victory Target Managed Allocation Fund	133,282		4,343	(5,905)	(38)	619	(30,431)	101,251	3,724
Victory Integrity Mid-Cap Value Fund Class R6	35,801		1,522	(7,674)	1,457	1,095	(5,027)	26,079	428
Victory Market Neutral Income Fund Class I	22,566		2,441	—	—	727	(3,019)	21,988	1,715
Victory RS International Fund Class R6	67,849		2,683	(5,010)	(979)	130	(11,041)	53,502	1,362
Victory Sophus Emerging Markets Fund Class R6	8,400		3,470	—	—	—	(2,901)	8,969	295
Victory Trivalent International Fund — Core Equity Class R6	52,648		1,109	(2,141)	(505)	—	(9,756)	41,355	1,109

52

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
VictoryShares Dividend Accelerator ETF	$35,538	$—	$(31,458)	$6,648	$—	$(10,728)	$—	$344
VictoryShares Corporate Bond ETF	36,753	6,946	—	—	—	(8,057)	35,642	968
Victory NASDAQ-100 Index Fund Class R6	—	6,088	—	—	65	(242)	5,846	22
VictoryShares International Volatility Wtd ETF	23,623	—	(1,373)	156	—	(4,151)	18,255	439
VictoryShares Nasdaq Next 50 ETF	23,708	—	—	—	—	(6,976)	16,732	151
VictoryShares WestEnd U.S. Sector ETF	—	29,964	—	—	—	724	30,688	121
VictoryShares US Multi-Factor Minimum Volatility ETF	13,705	—	(2,434)	488	—	(1,680)	10,079	215
VictoryShares Short-Term Bond ETF	42,845	—	—	—	—	(2,245)	40,600	1,033
VictoryShares Emerging Markets Value Momentum ETF	43,138	—	(9,486)	(3,047)	—	(4,393)	26,212	1,161
VictoryShares International Value Momentum ETF	64,472	—	(4,705)	(826)	—	(8,944)	49,997	1,576
VictoryShares US Small Mid Cap Value Momentum ETF	22,453	2,291	—	—	—	(3,078)	21,666	294
VictoryShares US Value Momentum ETF	61,712	—	(15,885)	3,704	—	(9,265)	40,266	829
	$1,368,011	$161,306	$(171,106)	$11,347	$12,807	$(240,236)	$1,129,322	$31,144
Target 2040 Fund
Victory 500 Index Fund Reward Shares	$48,446	$73,655	$(1,015)	$(215)	$1,306	$(21,896)	$98,975	$1,455
Victory Global Managed Volatility Fund Institutional Shares	224,953	14,313	(12,665)	(1,703)	8,038	(47,433)	177,465	6,275
Victory Government Securities Fund Institutional Shares	101,182	4,086	(997)	(158)	—	(10,264)	93,849	2,038
Victory Growth Fund Institutional Shares	95,737	2,971	(28,286)	(916)	2,971	(29,195)	40,311	—
Victory High Income Fund Institutional Shares	50,434	6,582	(2,373)	82	—	(8,219)	46,506	2,704
Victory Income Fund Institutional Shares	8,743	23	(8,418)	1,164	—	(1,512)	—	24
Victory Income Stock Fund Institutional Shares	46,170	2,269	(20,845)	1,258	1,556	(5,111)	23,741	713
Victory Core Plus Intermediate Bond Fund Institutional Shares	38,930	1,083	(997)	(245)	—	(5,765)	33,006	1,083
Victory NASDAQ-100 Index Fund Class R6	—	11,244	—	—	196	(641)	10,603	48

53

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
Victory Precious Metals and Minerals Fund Institutional Shares	$5,355	$53	$—	$—	$—	$(677)	$4,731	$52
Victory Short-Term Bond Fund Institutional Shares	22,178	529	—	—	—	(1,164)	21,543	529
Victory Small Cap Stock Fund Institutional Shares	33,348	5,880	—	—	1,769	(8,320)	30,908	—
Victory Target Managed Allocation Fund	204,213	6,640	(9,378)	(108)	947	(46,541)	154,826	5,694
Victory Integrity Mid-Cap Value Fund Class R6	50,790	2,438	(5,837)	625	1,752	(6,284)	41,732	686
Victory Market Neutral Income Fund Class I	13,946	1,509	—	—	449	(1,866)	13,589	1,060
Victory RS International Fund Class R6	103,448	5,302	(4,088)	(612)	209	(17,530)	86,520	2,202
Victory Sophus Emerging Markets Fund Class R6	13,829	5,598	(1,966)	(1,325)	—	(3,388)	12,748	419
Victory Trivalent International Fund — Core Equity Class R6	76,159	1,690	—	—	—	(14,816)	63,033	1,691
VictoryShares Dividend Accelerator ETF	53,451	—	(47,456)	9,830	—	(15,825)	—	537
VictoryShares Corporate Bond ETF	16,649	4,901	—	—	—	(3,944)	17,606	478
VictoryShares WestEnd U.S. Sector ETF	—	50,114	—	—	—	1,169	51,283	202
VictoryShares International Volatility Wtd ETF	33,348	—	(1,624)	184	—	(5,878)	26,030	626
VictoryShares Nasdaq Next 50 ETF	37,822	1,593	—	—	—	(11,443)	27,972	253
VictoryShares US Multi-Factor Minimum Volatility ETF	22,618	—	(4,398)	951	—	(2,821)	16,350	347
VictoryShares Short-Term Bond ETF	25,314	—	—	—	—	(1,326)	23,988	610
VictoryShares Emerging Markets Value Momentum ETF	61,291	—	(6,815)	(2,468)	—	(8,321)	43,687	1,721
VictoryShares International Value Momentum ETF	94,603	—	(5,193)	(893)	—	(13,572)	74,945	2,331
VictoryShares US Small Mid Cap Value Momentum ETF	30,080	2,652	—	—	—	(4,153)	28,579	391
VictoryShares US Value Momentum ETF	100,547	—	(27,981)	6,404	—	(15,444)	63,526	1,324
	$1,613,584	$205,125	$(190,332)	$11,855	$19,193	$(312,180)	$1,328,052	$35,493

54

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
Target 2050 Fund
Victory 500 Index Fund Reward Shares	$41,487	$46,608	$(1,015)	$(215)	$934	$(16,100)	$70,765	$1,051
Victory Global Managed Volatility Fund Institutional Shares	148,680	9,851	(3,185)	(590)	5,532	(32,613)	122,143	4,319
Victory Government Securities Fund Institutional Shares	21,845	2,453	—	—	—	(2,311)	21,987	453
Victory Growth Fund Institutional Shares	61,420	1,773	(18,978)	(123)	1,773	(19,031)	25,061	—
Victory High Income Fund Institutional Shares	10,632	557	—	—	—	(1,708)	9,481	556
Victory Income Fund Institutional Shares	3,560	16	(3,366)	(6)	—	(204)	—	15
Victory Income Stock Fund Institutional Shares	31,299	1,578	(13,685)	949	1,085	(3,595)	16,546	494
Victory Core Plus Intermediate Bond Fund Institutional Shares	16,408	461	—	—	—	(2,530)	14,339	461
Victory NASDAQ-100 Index Fund Class R6	—	7,308	—	—	166	(585)	6,723	42
Victory Precious Metals and Minerals Fund Institutional Shares	3,009	30	—	—	—	(381)	2,658	30
Victory Short-Term Bond Fund Institutional Shares	2,875	68	—	—	—	(151)	2,792	69
Victory Small Cap Stock Fund Institutional Shares	23,821	3,693	—	—	1,230	(6,026)	21,488	—
Victory Target Managed Allocation Fund	137,247	6,292	(6,540)	(630)	655	(31,057)	105,312	3,937
Victory Integrity Mid-Cap Value Fund Class R6	34,873	1,652	(4,433)	569	1,187	(4,372)	28,289	465
Victory Market Neutral Income Fund Class I	6,552	709	—	—	211	(877)	6,384	498
Victory RS International Fund Class R6	71,191	5,280	(6,512)	(1,126)	140	(11,273)	57,560	1,465
Victory Sophus Emerging Markets Fund Class R6	10,871	3,181	—	—	—	(3,416)	10,636	350
Victory Trivalent International Fund — Core Equity Class R6	51,935	1,153	—	—	—	(10,104)	42,984	1,153
VictoryShares Dividend Accelerator ETF	35,850	—	(31,602)	6,568	—	(10,816)	—	376
VictoryShares Corporate Bond ETF	7,093	3,062	—	—	—	(1,714)	8,441	222
VictoryShares International Volatility Wtd ETF	21,068	—	—	—	—	(3,778)	17,290	416

55

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
VictoryShares Nasdaq Next 50 ETF	$23,743	$2,888	$—	$—	$—	$(7,567)	$19,064	$172
VictoryShares WestEnd U.S. Sector ETF	—	35,769	—	—	—	947	36,716	144
VictoryShares US Multi-Factor Minimum Volatility ETF	14,902	—	(1,847)	453	—	(1,676)	11,832	242
VictoryShares Emerging Markets Value Momentum ETF	40,331	—	(3,558)	(1,179)	—	(5,827)	29,767	1,130
VictoryShares International Value Momentum ETF	60,755	—	—	—	—	(9,636)	51,119	1,548
VictoryShares US Small Mid Cap Value Momentum ETF	18,568	1,589	—	—	—	(2,567)	17,590	241
VictoryShares US Value Momentum ETF	66,197	—	(16,658)	3,709	—	(9,891)	43,357	907
	$966,212	$135,971	$(111,379)	$8,379	$12,913	$(198,859)	$800,324	$20,756
Target 2060 Fund
Victory 500 Index Fund Reward Shares	$9,517	$3,540	$(254)	$(54)	$136	$(2,433)	$10,316	$153
Victory NASDAQ-100 Index Fund Class R6	—	1,299	—	—	41	(129)	1,170	8
Victory Global Managed Volatility Fund Institutional Shares	20,884	1,420	—	—	797	(4,698)	17,606	623
Victory Government Securities Fund Institutional Shares	4,822	95	—	—	—	(488)	4,429	95
Victory Growth Fund Institutional Shares	6,822	687	(1,216)	(173)	248	(2,336)	3,784	—
Victory Income Fund Institutional Shares	448	2	(423)	(1)	—	(26)	—	2
Victory Income Stock Fund Institutional Shares	3,372	219	(947)	74	150	(428)	2,290	69
Victory Core Plus Intermediate Bond Fund Institutional Shares	2,341	1,074	—	—	—	(351)	3,064	76
VictoryShares WestEnd U.S. Sector ETF	—	5,379	—	—	—	151	5,530	22
Victory Precious Metals and Minerals Fund Institutional Shares	374	3	—	—	—	(47)	330	4
Victory Short-Term Bond Fund Institutional Shares	1	—	—	—	—	— *	1	—
Victory Small Cap Stock Fund Institutional Shares	3,341	757	—	—	184	(887)	3,211	—
Victory Target Managed Allocation Fund	19,308	779	(377)	(43)	93	(4,514)	15,153	561

56

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
Victory Integrity Mid-Cap Value Fund Class R6	$4,804	$241	$(365)	$(24)	$173	$(535)	$4,121	$68
Victory RS International Fund Class R6	10,146	1,062	(769)	(133)	21	(1,672)	8,634	220
Victory Sophus Emerging Markets Fund Class R6	1,753	848	(476)	(231)	—	(347)	1,547	51
Victory Trivalent International Fund — Core Equity Class R6	7,272	438	—	—	—	(1,457)	6,253	168
VictoryShares Dividend Accelerator ETF	5,000	—	(4,380)	943	—	(1,563)	—	52
VictoryShares Corporate Bond ETF	665	384	—	—	—	(173)	876	23
VictoryShares International Volatility Wtd ETF	3,413	—	—	—	—	(612)	2,801	67
VictoryShares Nasdaq Next 50 ETF	3,354	407	—	—	—	(1,069)	2,692	24
VictoryShares US Multi-Factor Minimum Volatility ETF	1,966	—	(130)	32	—	(203)	1,665	34
VictoryShares Emerging Markets Value Momentum ETF	5,819	—	(490)	(155)	—	(852)	4,322	162
VictoryShares International Value Momentum ETF	8,725	—	—	—	—	(1,384)	7,341	221
VictoryShares US Small Mid Cap Value Momentum ETF	2,837	227	—	—	—	(393)	2,671	37
VictoryShares US Value Momentum ETF	8,182	—	(1,248)	254	—	(1,093)	6,095	127
	$135,166	$18,861	$(11,075)	$489	$1,843	$(27,539)	$115,902	$2,867

*  Rounds to less than $1 thousand.

57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Victory Target Retirement Income Fund (Formerly USAA Target Retirement Income Fund), Victory Target Retirement 2030 Fund (Formerly USAA Target Retirement 2030 Fund), Victory Target Retirement 2040 Fund (Formerly USAA Target Retirement 2040 Fund), Victory Target Retirement 2050 Fund (Formerly USAA Target Retirement 2050 Fund) and Victory Target Retirement 2060 Fund (Formerly USAA Target Retirement 2060 Fund) and the Board of Trustees of Victory Portfolios III (Formerly USAA Mutual Funds Trust)

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Victory Target Retirement Income Fund (formerly USAA Target Retirement Income Fund), Victory Target Retirement 2030 Fund (formerly USAA Target Retirement 2030 Fund), Victory Target Retirement 2040 Fund (formerly USAA Target 2040 Income Fund), Victory Target Retirement 2050 Fund (formerly USAA Target Retirement 2050 Fund) and Victory Target Retirement 2060 Fund (formerly USAA Target Retirement 2060 Fund) (collectively referred to as the "Funds") (five of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedules of portfolio investments as of April 30, 2023, and the related statements of operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the statements of changes in net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, the financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (five of the funds constituting Victory Portfolios III) at April 30, 2023, the results of their operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the changes in their net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, and their financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

58

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

59

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

60

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

61

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

62

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

63

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/ Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

64

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Target Income Fund	$1,000.00	$1,073.90	$1,024.60	$0.21	$0.20	0.04%
Target 2030 Fund	1,000.00	1,088.90	1,024.65	0.16	0.15	0.03%
Target 2040 Fund	1,000.00	1,100.90	1,024.70	0.10	0.10	0.02%
Target 2050 Fund	1,000.00	1,105.60	1,024.60	0.21	0.20	0.04%
Target 2060 Fund	1,000.00	1,106.90	1,024.30	0.52	0.50	0.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

65

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal four months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

For the four months ended April 30, 2023, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
Target Income Fund	3%
Target 2030 Fund	—%
Target 2040 Fund	—%
Target 2050 Fund	—%
Target 2060 Fund	—%

Dividends qualified for corporate dividends received deductions of:

Percent
Target Income Fund	2%
Target 2030 Fund	—%
Target 2040 Fund	—%
Target 2050 Fund	—%
Target 2060 Fund	—%

66

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Target Retirement Funds

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to each of the Target Retirement Income Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund and Target Retirement 2060 Fund (each, a "Fund" and together, the "Funds"). Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Funds' investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Funds, as well as information regarding the Adviser's revenues and costs of providing services to the Funds and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to each Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Funds' performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Funds. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for each Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement with respect to each Fund. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Funds by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its

67

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Funds, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Funds' compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Adviser's role in coordinating the activities of the Funds' other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Funds, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated each Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Funds as determined by the independent third party in its report. Each Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Adviser does not receive a management fee from the Funds. The data indicated that each Fund's total expenses, which included underlying fund expenses, and after fee waivers and reimbursements, if applicable, were below the median of its respective expense group and its respective expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for each Fund. The Board took into account the various other services provided to the Funds by the Adviser and its affiliates, and noted the high quality of services received by the Funds.

In considering the Funds' performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Funds' average annual total returns relative to their Lipper indexes and other mutual funds deemed to be in their peer groups by the independent third party in its report (the "performance universe"). Each Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the performance of the Target Retirement Income Fund was above the average of its performance universe for the one-, three-, five- and ten-year periods ended June 30, 2022, and was above its Lipper index for the one-, three- and ten-year periods ended June 30, 2022, and was below its Lipper index for the five-year period ended June 30, 2022; the performance of each of the Target Retirement 2030 Fund, Target Retirement 2040 Fund and Target Retirement 2050 Fund was above the average of its respective performance universe and its respective Lipper index for the one-year period ended June 30, 2022, and was below the average of its respective performance universe and

68

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

its respective Lipper index for the three-, five- and ten-year periods ended June 30, 2022; and the performance of the Target Retirement 2060 Fund was above the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was below the average of its performance universe and its Lipper index for the three- and five-year periods ended June 30, 2022. The Board took into account management's discussion of the Funds' performance, including the more recent improved performance for each of the Target Retirement 2030 Fund, Target Retirement 2040 Fund, Target Retirement 2050 Fund and Target Retirement 2060 Fund, as well as the reasons for the Funds' underperformance for certain periods.

Compensation and Profitability — The Board took into consideration that the Adviser does not receive a management fee from the Funds. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the revenues from the Funds. This information included a review of the methodology used in the allocation of certain costs to the Funds. In considering the profitability data with respect to the Funds, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to certain Fund(s). The Trustees reviewed the profitability of the Adviser's relationship with the Funds before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of each Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also took into account the Adviser's receipt of management fees from the underlying funds in which the Funds invest. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Funds. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Funds and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — With respect to the consideration of any economies of scale to be realized by the Funds, the Board took into account that the Adviser does not receive any management fees under the Advisory Agreement. The Board took into account management's discussion of the Funds' current management fee structure. The Board also considered the expense reimbursement arrangement by the Adviser. The Board also considered the effect of each Fund's change in size, if any, on its performance and fees, noting that each Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Advisory Agreement with the Adviser with respect to each Fund: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of each Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with each Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of funds. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of each Fund and its shareholders.

69

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that each Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

70

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
vcm.com	(800) 235-8396

88214-0723

April 30, 2023

Annual Report

Victory Extended Market Index Fund

(Formerly USAA® Extended Market Index Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	69
Statements of Operations	70
Statements of Changes in Net Assets	71
Financial Highlights	72
Notes to Financial Statements	73
Report of Independent Registered Public Accounting Firm	83
Supplemental Information (Unaudited)	84
Trustee and Officer Information	84
Proxy Voting and Portfolio Holdings Information	90
Expense Example	90
Advisory Contract Approval	91
Liquidity Risk Management Program	94
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended December 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from January 1, 2023, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Coming off what was the most difficult year for financial markets in decades, our most recent reporting period (the first four months of 2023) has been marked by both optimism and turmoil. These shifts in sentiment seem like the new normal. Certainly, January began well enough, with equity markets bouncing back sharply after a dreadful calendar year. It appeared that investors were looking past the near-term challenges and anticipating an end to the U.S. Federal Reserve's (the "Fed") aggressive rate hikes.

This rally was short-lived, however. Sentiment soured in February as investors grappled with the possibility of a Fed-induced recession and another round of troublesome inflation data. And if that wasn't enough, we witnessed unusual turmoil within the banking sector in March, including the collapse of a few regional banks, which ultimately necessitated Fed intervention. Naturally, this ratcheted up volatility as markets sold off sharply in March, only to regain their footing and finish April on a largely calm note. It appears that the Fed has helped restore confidence in the banking sector and avoided a wider contagion—for the moment.

Thus, even though our most recent reporting period has been abbreviated, the markets still vacillated between risk-on and risk-off, which simply underscores just how challenging today's environment is for investors.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a total return of 9.17% for our abbreviated annual reporting period, an impressive snap back from a difficult 2022. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a total return of 3.59% during the same period.

Despite the recent gains, we realize that the bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply, investors often wonder if they have missed an opportunity. This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialist. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

Victory Extended Market Index Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

Global equities started off 2023 logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the U.S. Federal Reserve's (the Fed") hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital-backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as concern over deposits remained. Bonds rallied with expectations that the Fed rate hikes were nearly complete.

•  How did the Victory Extended Market Index Fund (the "Fund") perform during the reporting period?

The Fund's fiscal year-end changed this year to April 30 from December 31, resulting in a shorter reporting period for fiscal year ended 2023. For the four-month reporting period ended April 30, 2023, the Fund posted a total return (at net asset value) of 3.58%, while its benchmark index, the Wilshire 4500 Completion IndexSM, posted a return of 3.66%.

•  Please describe sector performance during the reporting period.

During the year, the Fund had a positive absolute return. Eight out of eleven sectors were positive. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

"Wilshire®, the Wilshire IndexesSM and Wilshire 4500 Completion IndexSM are service marks of Wilshire Associates Incorporated ("Wilshire") and have been licensed for use by Victory Capital. All content of the Wilshire IndexesSM and Wilshire 4500 Completion Index is © 2023 Wilshire Associates Incorporated, all rights reserved. Victory Extended Market Index Fund is not sponsored, endorsed, sold or promoted by Wilshire, and Wilshire makes no representations or warranties with respect to Victory Extended Market Index Fund."

Victory Extended Market Index Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares
INCEPTION DATE	10/27/00
	Net Asset Value	Wilshire 4500 Completion Index[1]
One Year	–5.37%	–5.19%
Five Year	6.57%	6.91%
Ten Year	8.86%	9.59%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Extended Market Index Fund — Growth of $10,000

1The Wilshire 4500 Completion IndexSM is an unmanaged market cap-weighted index consisting of the small and mid-cap companies in the U.S. equity market. The index consists of securities within the Wilshire 5000 Total Market Index (Parent Index) after eliminating the companies included in the S&P 500 Index. The Parent Index measures performance of all U.S. equity securities with readily available price data. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

"Wilshire®, the Wilshire IndexesSM and Wilshire 4500 Completion IndexSM are service marks of Wilshire Associates Incorporated ("Wilshire") and have been licensed for use by Victory Capital. All content of the Wilshire IndexesSM and Wilshire 4500 Completion Index is © 2023 Wilshire Associates Incorporated, all rights reserved. Victory Extended Market Index Fund is not sponsored, endorsed, sold or promoted by Wilshire, and Wilshire makes no representations or warranties with respect to Victory Extended Market Index Fund."

Victory Portfolios III Victory Extended Market Index Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to match, before fees and expenses, the performance of all small- and mid-cap stocks as measured by the Wilshire 4500 Completion IndexSM.

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.8%)
Communication Services (3.7%):
AdTheorent Holding Co., Inc. (a)	2,725	$4
Advantage Solutions, Inc. (a)	8,596	11
Altice USA, Inc. Class A (a)	23,148	81
AMC Entertainment Holdings, Inc. (a) (b)	57,414	316
AMC Networks, Inc. Class A (a)	3,356	59
Angi, Inc. Class A (a)	8,776	20
Anterix, Inc. (a)	2,071	65
Arena Group Holdings, Inc. The (a)	1,681	7
AST SpaceMobile, Inc. (a) (b)	6,062	32
Atn International, Inc.	1,201	43
Bandwidth, Inc. Class A (a)	2,526	31
Boston Omaha Corp. Class A (a)	3,113	64
Bumble, Inc. Class A (a)	9,299	169
BuzzFeed, Inc. (a)	3,245	2
Cable One, Inc.	508	385
Cardlytics, Inc. (a) (b)	3,652	24
Cargurus, Inc. (a)	9,638	158
Cars.com, Inc. (a)	6,792	133
Charge Enterprises, Inc. (a)	10,882	12
Chicken Soup For The Soul Entertainment, Inc. (a) (b)	1,175	2
Cinedigm Corp. Class A (a)	17,256	7
Cinemark Holdings, Inc. (a)	12,010	203
Clear Channel Outdoor Holdings, Inc. (a)	52,274	66
Cogent Communications Holdings, Inc.	4,763	329
comScore, Inc. (a)	8,143	8
Consolidated Communications Holdings, Inc. (a)	8,146	32
Cumulus Media, Inc. Class A (a)	1,860	7
CuriosityStream, Inc. (a)	3,135	3
Daily Journal Corp. (a)	135	37
DHI Group, Inc. (a)	4,574	17
EchoStar Corp. Class A (a)	3,693	63
Emerald Holding, Inc. (a)	2,196	8
Endeavor Group Holdings, Inc. Class A (a)	20,431	527
Entercom Communications Corp. (a)	12,796	1
Entravision Communications Corp. Class A	8,046	50
Eventbrite, Inc. Class A (a)	8,809	64
EverQuote, Inc. Class A (a)	2,125	15
FaZe Holdings, Inc. (a)	5,441	3
FingerMotion, Inc. (a)	2,606	4
Frontier Communications Parent, Inc. (a)	24,433	551
fuboTV, Inc. (a) (b)	22,555	26
Gaia, Inc. (a)	1,450	4
Gannett Co., Inc. (a)	15,714	30
Genius Brands International, Inc. (a)	3,317	9
Globalstar, Inc. (a)	78,701	71
Gogo, Inc. (a)	6,703	90
Gray Television, Inc.	9,103	70
Grindr, Inc. (a)	1,166	7

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Harte-Hanks, Inc. (a)	557	$5
IAC, Inc. (a)	8,749	453
IDT Corp. Class B (a)	1,770	59
iHeartMedia, Inc. Class A (a)	13,233	46
Innovid Corp. (a)	7,188	7
Iridium Communications, Inc.	12,703	806
IZEA Worldwide, Inc. (a)	6,632	4
John Wiley & Sons, Inc. Class A	4,812	186
KORE Group Holdings, Inc. (a)	4,530	6
Lee Enterprises, Inc. (a)	549	6
Liberty Broadband Corp. Class C (a)	13,130	1,113
Liberty Latin America Ltd. Class C (a)	15,921	141
Liberty Media Corp.-Liberty Braves Class C (a)	4,192	159
Liberty Media Corp.-Liberty Formula One Class C (a)	22,209	1,603
Liberty Media Corp.-Liberty SiriusXM Class A (a)	10,551	296
Liberty Media Corp.-Liberty SiriusXM Class C (a)	22,066	617
Liberty TripAdvisor Holdings, Inc. Class A (a)	7,975	6
Lions Gate Entertainment Corp. Class A (a)	6,166	71
Lions Gate Entertainment Corp. Class B (a)	13,352	142
LiveOne, Inc. (a)	8,685	15
Lumen Technologies, Inc.	111,074	263
Madison Square Garden Entertainment Corp. (a) (b)	2,915	94
Madison Square Garden Sports Corp.	1,821	365
Magnite, Inc. (a)	13,014	122
MediaAlpha, Inc. Class A (a)	2,609	19
Nexstar Media Group, Inc.	3,914	679
Nextdoor Holdings, Inc. (a)	11,524	24
Ooma, Inc. (a)	2,556	31
Outbrain, Inc. (a)	3,591	14
Pinterest, Inc. Class A (a)	65,284	1,502
Playstudios, Inc. (a)	9,022	40
Playtika Holding Corp. (a)	4,912	49
PubMatic, Inc. Class A (a)	4,596	63
QuinStreet, Inc. (a)	5,485	61
Quotient Technology, Inc. (a)	9,751	27
Radius Global Infrastructure, Inc. Class A (a)	9,822	144
Reservoir Media, Inc. (a)	3,534	23
ROBLOX Corp. Class A (a)	48,025	1,710
Roku, Inc. (a)	13,516	760
Rumble, Inc. (a) (b)	8,742	70
Saga Communications, Inc. Class A	502	11
Scholastic Corp.	3,191	123
Shenandoah Telecommunications Co.	5,401	112
Shutterstock, Inc.	2,691	180
Sinclair Broadcast Group, Inc. Class A (b)	4,726	94
Sirius XM Holdings, Inc. (b)	74,107	282
Skillz, Inc. (a) (b)	29,544	18
Snap, Inc. Class A (a)	108,560	946
Sphere Entertainment Co. (a)	2,915	82
Spok Holdings, Inc.	1,986	24
See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Stagwell, Inc. (a)	11,136	$69
SurgePays, Inc. (a)	945	4
System1, Inc. (a)	1,946	6
Taboola.com Ltd. (a)	9,934	23
TechTarget, Inc. (a)	2,923	100
TEGNA, Inc.	24,769	424
Telephone and Data Systems, Inc.	10,947	109
The E.W. Scripps Co. Class A (a)	6,654	56
The Marcus Corp.	2,460	43
The New York Times Co. Class A	18,171	722
The Trade Desk, Inc. Class A (a)	49,531	3,187
Thryv Holdings, Inc. (a)	3,592	81
Townsquare Media, Inc. Class A	1,103	10
TripAdvisor, Inc. (a)	11,884	211
TrueCar, Inc. (a)	7,206	19
United States Cellular Corp. (a)	1,580	34
Urban One, Inc. (a)	1,657	10
Urban One, Inc. (a)	982	7
Vimeo, Inc. (a)	15,837	52
Vinco Ventures, Inc. (a) (b)	27,897	5
Vivid Seats, Inc. Class A (a) (b)	8,471	61
Warner Music Group Corp. Class A	13,790	420
WideOpenWest, Inc. (a)	5,785	66
World Wrestling Entertainment, Inc. Class A	4,760	510
Yelp, Inc. (a)	7,264	217
Zedge, Inc. Class B (a)	1,325	3
Ziff Davis, Inc. (a)	5,183	379
ZipRecruiter, Inc. (a)	5,545	94
ZoomInfo Technologies, Inc. (a)	31,711	695
		25,210
Consumer Discretionary (12.4%):
1-800-Flowers.com, Inc. Class A (a)	3,210	30
1stdibs.com, Inc. (a)	2,660	10
2U, Inc. (a)	8,419	47
Abercrombie & Fitch Co. (a)	5,382	127
Academy Sports & Outdoors, Inc.	8,581	545
Accel Entertainment, Inc. (a)	6,565	58
Acushnet Holdings Corp.	3,600	180
Adient PLC (a)	10,581	391
ADT, Inc.	34,638	232
Adtalem Global Education, Inc. (a)	4,940	200
Airbnb, Inc. Class A (a)	43,071	5,154
Allbirds, Inc. Class A (a)	10,347	13
AMCON Distributing Co.	17	3
American Axle & Manufacturing Holdings, Inc. (a)	12,196	87
American Eagle Outfitters, Inc.	19,110	256
American Outdoor Brands, Inc. (a)	1,269	11
American Public Education, Inc. (a)	2,010	11
America's Car-Mart, Inc. (a)	649	52
AMMO, Inc. (a)	9,902	19

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Aramark	28,899	$1,003
Arhaus, Inc. (a)	2,253	18
Ark Restaurants Corp.	198	3
Arko Corp.	7,399	62
Asbury Automotive Group, Inc. (a)	2,406	465
Aterian, Inc. (a)	8,335	7
Autoliv, Inc.	9,658	829
AutoNation, Inc. (a)	3,153	415
AYRO, Inc. (a)	3,566	2
Bally's Corp. (a)	4,341	75
BARK, Inc. (a)	10,152	11
Barnes & Noble Education, Inc. (a)	3,889	6
Bassett Furniture Industries, Inc.	933	13
Beazer Homes USA, Inc. (a)	3,126	67
Big 5 Sporting Goods Corp. (b)	2,336	18
Big Lots, Inc. (b)	3,115	28
Biglari Holdings, Inc. Class B (a)	232	40
BJ's Restaurants, Inc. (a)	2,542	83
Bloomin' Brands, Inc.	9,345	231
Bluegreen Vacations Holding Corp.	1,390	40
Boot Barn Holdings, Inc. (a)	3,307	240
Bowlero Corp. (a)	11,065	162
Boyd Gaming Corp.	8,116	563
Bright Horizons Family Solutions, Inc. (a)	6,406	488
Brilliant Earth Group, Inc. (a)	1,190	5
Brinker International, Inc. (a)	4,839	193
Brunswick Corp.	7,813	662
Build-A-Bear Workshop, Inc.	1,504	35
Burlington Stores, Inc. (a)	7,304	1,408
Caleres, Inc.	3,791	86
Camping World Holdings, Inc. Class A	4,267	96
Canoo, Inc. (a) (b)	32,176	24
Canterbury Park Holding Corp.	257	6
CarParts.com, Inc. (a)	5,562	26
Carriage Services, Inc.	1,452	42
Carrols Restaurant Group, Inc. (a)	3,760	14
Carter's, Inc.	4,093	286
Carvana Co. (a) (b)	9,852	68
Cavco Industries, Inc. (a)	906	272
Cenntro Electric Group Ltd. (a)	19,030	7
Century Casinos, Inc. (a)	2,977	21
Century Communities, Inc.	3,133	211
Charles & Colvard Ltd. (a)	2,836	3
Chegg, Inc. (a)	13,755	247
Chewy, Inc. Class A (a)	10,431	323
Chico's FAS, Inc. (a)	13,592	68
Choice Hotels International, Inc.	3,574	456
Churchill Downs, Inc.	3,686	1,078
Chuy's Holdings, Inc. (a)	1,996	70
Citi Trends, Inc. (a)	900	16

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Clarus Corp.	2,737	$27
Columbia Sportswear Co.	3,971	332
Conn's, Inc. (a)	1,636	8
ContextLogic, Inc. Class A (a)	2,099	15
Cooper-Standard Holdings, Inc. (a)	1,878	25
Coupang, Inc. (a)	126,931	2,127
Coursera, Inc. (a)	11,235	140
Cracker Barrel Old Country Store, Inc.	2,437	259
Crocs, Inc. (a)	6,642	821
Crown Crafts, Inc.	1,008	6
Culp, Inc. (a)	1,225	7
Dana, Inc.	15,905	235
Dave & Buster's Entertainment, Inc. (a)	5,249	186
Deckers Outdoor Corp. (a)	2,923	1,401
Delta Apparel, Inc. (a)	659	7
Denny's Corp. (a)	6,069	68
Designer Brands, Inc. Class A	5,510	45
Destination XL Group, Inc. (a)	6,648	29
Dick's Sporting Goods, Inc.	6,437	933
Dillard's, Inc. Class A	1,002	299
Dine Brands Global, Inc.	1,634	106
DoorDash, Inc. Class A (a)	26,629	1,629
Dorman Products, Inc.	2,921	252
DraftKings, Inc. (a)	42,508	931
Dream Finders Homes, Inc. Class A (a)	2,503	38
Duluth Holdings, Inc. Class B (a)	3,165	20
Duolingo, Inc. (a)	3,014	410
Dutch Bros, Inc. Class A (a) (b)	4,541	141
El Pollo Loco Holdings, Inc.	2,200	20
Envela Corp. (a)	844	5
Escalade, Inc.	990	15
Ethan Allen Interiors, Inc.	2,556	71
European Wax Center, Inc. Class A (a)	3,195	60
Everi Holdings, Inc. (a)	9,712	148
EVgo, Inc. (a) (b)	7,615	46
Express, Inc. (a) (b)	7,269	6
F45 Training Holdings, Inc. (a)	5,233	4
Faraday Future Intelligent Electric, Inc. (a) (b)	49,006	8
FAT Brands, Inc. (b)	445	2
First Watch Restaurant Group, Inc. (a)	1,857	30
Fisker, Inc. (a) (b)	19,716	127
Five Below, Inc. (a)	6,034	1,191
Flexsteel Industries, Inc.	418	7
Floor & Decor Holdings, Inc. Class A (a)	11,653	1,158
Foot Locker, Inc.	8,993	378
Fossil Group, Inc. (a)	5,227	18
Fox Factory Holding Corp. (a)	4,736	525
Franchise Group, Inc.	2,583	76
Frontdoor, Inc. (a)	9,131	250
Full House Resorts, Inc. (a)	3,661	26

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Funko, Inc. Class A (a)	3,488	$34
GameStop Corp. Class A (a) (b)	28,667	553
GAN Ltd. (a)	4,532	8
Genesco, Inc. (a)	1,328	46
Gentex Corp.	26,240	724
Gentherm, Inc. (a)	3,682	220
G-III Apparel Group Ltd. (a)	4,683	74
Golden Entertainment, Inc. (a)	2,305	97
GoPro, Inc. Class A (a)	13,979	60
Graham Holdings Co. Class B	418	241
Grand Canyon Education, Inc. (a)	3,408	405
Green Brick Partners, Inc. (a)	4,849	181
Group 1 Automotive, Inc.	1,529	343
Groupon, Inc. (a) (b)	1,874	7
GrowGeneration Corp. (a)	6,485	22
Guess?, Inc.	3,173	60
H&R Block, Inc.	16,892	573
Hall of Fame Resort & Entertainment Co. (a) (b)	420	3
Hamilton Beach Brands Holding Co. Class A	629	6
Hanesbrands, Inc.	38,754	203
Harley-Davidson, Inc.	16,217	602
Haverty Furniture Cos., Inc.	1,482	45
Helen of Troy Ltd. (a)	2,661	267
Hibbett, Inc.	1,383	75
Hilton Grand Vacations, Inc. (a)	8,925	382
Holley, Inc. (a)	6,491	16
Hooker Furniture Corp.	1,232	19
Hovnanian Enterprises, Inc. Class A (a)	513	38
Hyatt Hotels Corp. Class A (a)	5,145	588
Inspired Entertainment, Inc. (a)	2,666	34
Installed Building Products, Inc.	2,601	323
iRobot Corp. (a)	2,981	117
J. Jill, Inc. (a)	489	12
Jack in the Box, Inc.	1,468	136
JAKKS Pacific, Inc. (a)	839	19
Jerash Holdings US, Inc.	568	3
JOANN, Inc.	1,233	2
Johnson Outdoors, Inc. Class A	931	54
KB Home	9,034	396
Kirkland's, Inc. (a) (b)	1,272	4
Kohl's Corp.	11,761	259
Kontoor Brands, Inc.	6,090	275
Koss Corp. (a) (b)	565	2
Krispy Kreme, Inc. (b)	7,317	113
Kura Sushi USA, Inc. Class A (a)	463	32
Lakeland Industries, Inc.	780	9
Lands' End, Inc. (a)	1,442	10
Landsea Homes Corp. (a)	1,055	7
Latham Group, Inc. (a)	4,593	11
Laureate Education, Inc.	13,898	172

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
La-Z-Boy, Inc.	4,786	$137
Lazydays Holdings, Inc. (a)	1,015	12
LCI Industries	2,735	309
Lear Corp.	6,626	846
Legacy Housing Corp. (a)	1,095	24
Leggett & Platt, Inc.	14,745	476
Leslie's, Inc. (a)	18,934	205
Levi Strauss & Co. Class A	9,625	139
LGI Homes, Inc. (a)	2,270	270
Life Time Group Holdings, Inc. (a)	3,917	81
Lifetime Brands, Inc.	1,331	7
Light & Wonder, Inc. (a)	10,094	609
Lincoln Educational Services Corp. (a)	2,470	14
Lindblad Expeditions Holdings, Inc. (a)	3,869	44
Lithia Motors, Inc.	3,002	663
Live Ventures, Inc. (a)	121	4
Lordstown Motors Corp. Class A (a) (b)	18,962	10
Lucid Group, Inc. (a) (b)	57,428	456
Lululemon Athletica, Inc. (a)	12,481	4,742
Lulu's Fashion Lounge Holdings, Inc. (a)	1,620	4
Lumber Liquidators Holdings, Inc. (a)	3,151	10
Luminar Technologies, Inc. (a) (b)	25,007	151
M/I Homes, Inc. (a)	2,914	197
Macy's, Inc.	30,379	496
Malibu Boats, Inc. Class A (a)	2,234	127
Marine Products Corp.	1,151	16
MarineMax, Inc. (a)	2,375	69
Marriott Vacations Worldwide Corp.	3,839	517
MasterCraft Boat Holdings, Inc. (a)	1,932	57
Mattel, Inc. (a)	39,459	710
MDC Holdings, Inc.	6,425	263
Meritage Homes Corp.	3,975	509
Mister Car Wash, Inc. (a)	8,885	78
Modine Manufacturing Co. (a)	5,606	117
Monarch Casino & Resort, Inc.	1,509	105
Mondee Holdings, Inc. (a)	1,106	11
Monro, Inc.	3,412	167
Motorcar Parts of America, Inc. (a)	2,095	10
Movado Group, Inc.	1,707	44
Mullen Automotive, Inc. (a) (b)	148,720	11
Murphy USA, Inc.	2,213	609
Muscle Maker, Inc. (a)	2,758	3
Nathan's Famous, Inc.	343	26
National Vision Holdings, Inc. (a)	8,666	182
Nautilus, Inc. (a)	3,245	4
Nerdy, Inc. (a)	6,951	28
Newegg Commerce, Inc. (a)	2,101	2
Noodles & Co. (a)	4,125	20
Nordstrom, Inc. (b)	10,762	166
Ollie's Bargain Outlet Holdings, Inc. (a)	6,486	423

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
OneWater Marine, Inc. (a) (b)	1,157	$31
Overstock.com, Inc. (a)	4,996	102
Oxford Industries, Inc.	1,714	177
Papa John's International, Inc.	3,808	285
Patrick Industries, Inc.	2,386	164
Peloton Interactive, Inc. Class A (a)	33,722	299
Penn Entertainment, Inc. (a)	16,927	504
Penske Automotive Group, Inc.	2,322	322
Perdoceo Education Corp. (a)	7,300	95
Petco Health & Wellness Co., Inc. (a)	16,870	168
PetMed Express, Inc.	2,267	35
Planet Fitness, Inc. Class A (a)	9,066	754
PlayAGS, Inc. (a)	4,146	22
PLBY Group, Inc. (a)	2,489	4
Polaris, Inc.	6,011	653
Polished.com, Inc. (a)	10,963	5
Portillo's, Inc. Class A (a)	4,276	92
Potbelly Corp. (a)	2,291	24
Purple Innovation, Inc.	11,622	35
PVH Corp.	7,029	603
QuantumScape Corp. (a) (b)	28,760	201
Qurate Retail, Inc. Class A (a)	38,116	30
RCI Hospitality Holdings, Inc.	910	68
Red Robin Gourmet Burgers, Inc. (a)	1,696	22
Red Rock Resorts, Inc. Class A	5,459	266
Regis Corp. (a)	4,491	6
Rent the Runway, Inc. Class A (a) (b)	4,213	11
Revolve Group, Inc. (a)	4,520	93
RH (a)	2,281	582
Rivian Automotive, Inc. Class A (a)	66,506	853
Rocky Brands, Inc.	764	22
Rover Group, Inc. (a)	10,500	48
RumbleON, Inc. Class B (a) (b)	1,085	7
Rush Street Interactive, Inc. (a)	6,107	19
Ruth's Hospitality Group, Inc.	3,371	54
Sabre Corp. (a)	33,872	135
Sally Beauty Holdings, Inc. (a)	11,786	168
SeaWorld Entertainment, Inc. (a)	7,015	376
Service Corp. International	16,635	1,168
Shake Shack, Inc. Class A (a)	4,185	229
Shift Technologies, Inc. (a)	1,400	2
Shoe Carnival, Inc.	1,826	42
Signet Jewelers Ltd.	4,837	356
Six Flags Entertainment Corp. (a)	9,224	224
Skechers USA, Inc. Class A (a)	14,737	784
Skyline Champion Corp. (a)	6,264	465
Sleep Number Corp. (a)	2,341	53
Smith & Wesson Brands, Inc.	5,040	61
Snap One Holdings Corp. (a)	1,955	19
Soho House & Co., Inc. (a) (b)	5,215	34

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Solid Power, Inc. (a)	12,804	$29
Solo Brands, Inc. Class A (a)	2,422	19
Sonder Holdings, Inc. (a)	15,636	6
Sonic Automotive, Inc. Class A	1,588	71
Sonos, Inc. (a)	13,270	281
Sportsman's Warehouse Holdings, Inc. (a)	4,139	26
Standard Motor Products, Inc.	2,127	77
Steven Madden Ltd.	8,442	296
Stitch Fix, Inc. Class A (a) (b)	8,708	30
Stoneridge, Inc. (a)	2,909	55
Strategic Education, Inc.	2,657	234
Strattec Strategy Corp. (a)	419	8
Stride, Inc. (a)	4,540	195
Sturm Ruger & Co., Inc.	1,920	111
Superior Group of Cos., Inc.	1,244	10
Superior Industries International, Inc. (a)	2,360	12
Sweetgreen, Inc. Class A (a)	9,922	79
Target Hospitality Corp. (a)	3,160	40
Taylor Morrison Home Corp. (a)	11,533	497
Tempur Sealy International, Inc.	18,706	701
Texas Roadhouse, Inc.	7,423	821
The Aaron's Co., Inc.	3,345	45
The Beachbody Co., Inc. (a) (b)	14,935	7
The Buckle, Inc.	3,311	111
The Cato Corp. Class A	1,970	16
The Cheesecake Factory, Inc.	5,359	181
The Children's Place, Inc. (a)	1,288	38
The Container Store Group, Inc. (a)	3,743	12
The Gap, Inc.	22,907	220
The Goodyear Tire & Rubber Co. (a)	31,394	335
The Lovesac Co. (a)	1,465	39
The ODP Corp. (a)	4,369	189
The ONE Group Hospitality, Inc. (a)	2,818	22
The RealReal, Inc. (a) (b)	9,451	11
The Wendy's Co.	21,958	485
Thor Industries, Inc.	5,696	450
ThredUp, Inc. Class A (a) (b)	7,290	19
Tile Shop Holdings, Inc. (a)	2,882	14
Tilly's, Inc. Class A (a)	2,473	19
Toll Brothers, Inc.	12,266	784
TopBuild Corp. (a)	3,547	800
Topgolf Callaway Brands Corp. (a)	15,534	344
Torrid Holdings, Inc. (a)	1,161	4
Traeger, Inc. (a) (b)	6,456	20
Travel + Leisure Co.	8,431	323
TravelCenters of America, Inc. (a)	1,489	128
Tri Pointe Homes, Inc. (a)	11,095	318
Tupperware Brands Corp. (a)	4,136	5
Udemy, Inc. (a)	5,375	49
Under Armour, Inc. Class A (a)	21,143	188

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Under Armour, Inc. Class C (a)	20,253	$163
Unifi, Inc. (a)	1,719	15
Universal Electronics, Inc. (a)	1,349	14
Universal Technical Institute, Inc. (a)	3,654	26
Upbound Group, Inc.	5,494	146
Urban Outfitters, Inc. (a)	5,783	156
Vacasa, Inc. Class A (a)	11,386	9
Vail Resorts, Inc.	4,473	1,076
Valvoline, Inc.	19,266	666
Vera Bradley, Inc. (a)	2,594	14
Victoria's Secret & Co. (a)	8,060	250
Vince Holding Corp. (a)	386	3
Vista Outdoor, Inc. (a)	6,150	148
Visteon Corp. (a)	3,127	439
Vizio Holding Corp. Class A (a)	7,777	67
Volcon, Inc. (a)	1,911	2
VOXX International Corp. (a)	1,388	18
Vroom, Inc. (a)	14,397	12
Vuzix Corp. (a) (b)	6,641	27
W.W. International, Inc. (a)	7,665	64
Wag! Group Co. (a)	1,236	3
Warby Parker, Inc. Class A (a)	9,245	97
Wayfair, Inc. Class A (a)	8,121	283
Weyco Group, Inc.	550	15
Williams-Sonoma, Inc.	7,385	894
Wingstop, Inc.	3,253	651
Winmark Corp.	308	103
Winnebago Industries, Inc.	3,251	189
Wolverine World Wide, Inc.	8,580	144
Workhorse Group, Inc. (a) (b)	18,411	17
Wyndham Hotels & Resorts, Inc.	9,483	647
XPEL, Inc. (a)	2,258	165
Xponential Fitness, Inc. Class A (a)	2,187	72
XWELL, Inc. (a)	9,137	2
YETI Holdings, Inc. (a)	9,567	377
Yum China Holdings, Inc.	45,478	2,782
Yunhong CTI Ltd. (a)	1,745	2
Zumiez, Inc. (a)	1,748	31
		84,083
Consumer Staples (2.9%):
22nd Century Group, Inc. (a) (b)	23,400	17
Albertsons Cos., Inc. Class A	21,609	452
Alico, Inc.	511	12
AppHarvest, Inc. (a) (b)	13,421	6
B&G Foods, Inc.	7,870	126
BellRing Brands, Inc. (a)	14,818	533
Benson Hill, Inc. (a)	18,275	19
Beyond Meat, Inc. (a) (b)	6,356	86
BJ's Wholesale Club Holdings, Inc. (a)	14,913	1,139
BRC, Inc. Class A (a) (b)	5,928	31

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Calavo Growers, Inc.	1,888	$60
Cal-Maine Foods, Inc.	4,549	216
Casey's General Stores, Inc.	4,175	955
Celsius Holdings, Inc. (a)	4,954	473
Central Garden & Pet Co. (a)	1,045	39
Central Garden & Pet Co. Class A (a)	4,429	157
Coca-Cola Consolidated, Inc.	525	310
Coty, Inc. Class A (a)	38,213	454
Darling Ingredients, Inc. (a)	17,779	1,059
Dole PLC (b)	6,486	80
e.l.f. Beauty, Inc. (a)	5,613	521
Edgewell Personal Care Co.	5,703	249
Energizer Holdings, Inc.	7,363	246
Farmer Brothers Co. (a)	1,699	5
Flowers Foods, Inc.	21,780	599
Fresh Del Monte Produce, Inc.	4,181	120
Freshpet, Inc. (a)	5,219	360
Grocery Outlet Holding Corp. (a)	10,028	299
Herbalife Ltd. (a)	10,642	158
Honest Co., Inc. (a)	5,918	10
Hostess Brands, Inc. (a)	14,507	374
Ingles Markets, Inc. Class A	1,612	148
Ingredion, Inc.	7,095	753
Inter Parfums, Inc.	2,000	304
J & J Snack Foods Corp.	1,660	254
John B Sanfilippo & Son, Inc.	984	102
Lancaster Colony Corp.	2,100	439
Lifecore Biomedical, Inc. (a)	3,318	14
Lifevantage Corp.	1,268	4
Lifeway Foods, Inc. (a)	572	3
Limoneira Co.	1,838	31
Local Bounti Corp. (a)	4,762	3
MamaMancini's Holdings, Inc. (a)	2,237	5
Medifast, Inc.	1,192	109
MGP Ingredients, Inc.	1,528	151
Mission Produce, Inc. (a)	4,751	54
National Beverage Corp. (a)	2,406	120
Natural Alternatives International, Inc. (a)	541	5
Natural Grocers by Vitamin Cottage, Inc.	1,070	12
Natural Health Trends Corp.	780	5
Nature's Sunshine Products, Inc. (a)	2,018	22
Nu Skin Enterprises, Inc. Class A	5,431	214
Oil-Dri Corp. of America	544	23
Olaplex Holdings, Inc. (a)	13,820	51
Performance Food Group Co. (a)	16,970	1,064
Pilgrim's Pride Corp. (a)	4,505	103
Post Holdings, Inc. (a)	5,942	538
PriceSmart, Inc.	2,853	210
Reynolds Consumer Products, Inc.	6,114	171
Rite Aid Corp. (a) (b)	6,079	13

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Seaboard Corp.	28	$110
Seneca Foods Corp. Class A (a)	581	28
Sovos Brands, Inc. (a)	4,072	70
SpartanNash Co.	3,873	95
Spectrum Brands Holdings, Inc.	4,457	296
Splash Beverage Group, Inc. (a)	3,414	4
Sprouts Farmers Market, Inc. (a)	11,433	396
Tattooed Chef, Inc. (a)	5,435	8
The Alkaline Water Co., Inc. (a)	1,029	1
The Andersons, Inc.	3,529	158
The Beauty Health Co. (a)	9,332	107
The Boston Beer Co., Inc. Class A (a)	1,066	338
The Chefs' Warehouse, Inc. (a)	3,763	125
The Duckhorn Portfolio, Inc. (a)	4,646	70
The Hain Celestial Group, Inc. (a)	9,919	178
The Real Good Food Co., Inc. (a)	645	3
The Simply Good Foods Co. (a)	10,925	397
The Vita Coco Co., Inc. (a) (b)	2,757	60
Thorne HealthTech, Inc. (a)	1,258	6
Tootsie Roll Industries, Inc.	1,725	71
TreeHouse Foods, Inc. (a)	6,224	331
Turning Point Brands, Inc.	1,810	43
U.S. Foods Holding Corp. (a)	24,380	936
United Natural Foods, Inc. (a)	6,637	181
United-Guardian, Inc.	324	3
Universal Corp.	2,669	147
Upexi, Inc. (a)	1,106	4
USANA Health Sciences, Inc. (a)	1,249	83
Utz Brands, Inc.	7,335	139
Vector Group Ltd.	14,917	190
Veru, Inc. (a) (b)	7,229	9
Village Super Market, Inc. Class A	916	20
Vintage Wine Estates, Inc. (a)	3,662	5
Vital Farms, Inc. (a)	2,829	36
WD-40 Co.	1,507	287
Weis Markets, Inc.	1,688	139
Westrock Coffee Co. (a)	2,112	26
Whole Earth Brands, Inc. (a)	3,763	9
Zevia PBC Class A (a)	3,820	13
		19,212
Energy (4.1%):
Adams Resources & Energy, Inc.	269	10
Aemetis, Inc. (a) (b)	3,493	8
American Resources Corp. (a)	4,772	5
Amplify Energy Corp. (a)	4,221	29
Antero Midstream Corp.	36,468	392
Antero Resources Corp. (a)	29,113	669
Arch Resources, Inc.	1,904	233
Archrock, Inc.	15,170	156
Ardmore Shipping Corp.	4,097	60

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Berry Corp.	8,320	$64
BP Prudhoe Bay Royalty Trust (b)	2,397	17
Bristow Group, Inc. (a)	3,045	68
Cactus, Inc. Class A	7,046	285
California Resources Corp.	6,809	276
Callon Petroleum Co. (a)	5,867	194
Camber Energy, Inc. (a)	1,498	2
Centrus Energy Corp. Class A (a)	1,310	38
ChampionX Corp.	22,035	597
Cheniere Energy, Inc.	27,035	4,136
Chesapeake Energy Corp.	12,610	1,043
Chord Energy Corp.	4,476	637
Civitas Resources, Inc.	7,640	528
Clean Energy Fuels Corp. (a)	18,443	79
CNX Resources Corp. (a)	18,682	290
Comstock Resources, Inc.	12,128	139
CONSOL Energy, Inc.	3,776	224
Crescent Energy Co. Class A (b)	4,274	50
Cross Timbers Royalty Trust (b)	673	14
CVR Energy, Inc.	11,265	297
Delek U.S. Holdings, Inc.	7,351	160
Denbury, Inc. (a)	5,413	505
Diamond Offshore Drilling, Inc. (a)	11,262	129
DMC Global, Inc. (a)	2,078	39
Dorian LPG Ltd.	3,753	83
Dril-Quip, Inc. (a)	3,686	101
DT Midstream, Inc.	10,856	535
Earthstone Energy, Inc. Class A (a)	5,787	78
Empire Petroleum Corp. (a)	1,090	12
ENGlobal Corp. (a)	3,295	1
Epsilon Energy Ltd.	2,252	12
Equitrans Midstream Corp.	48,008	247
Evolution Petroleum Corp.	3,437	23
Excelerate Energy, Inc. Class A	2,941	63
Expro Group Holdings NV (a)	10,844	216
Forum Energy Technologies, Inc. (a)	1,067	24
Geospace Technologies Corp. (a)	1,353	10
Gevo, Inc. (a) (b)	25,783	30
Green Plains, Inc. (a)	6,378	218
Gulf Island Fabrication, Inc. (a)	1,605	6
Gulfport Energy Corp. (a)	2,069	187
Hallador Energy Co. (a)	2,512	20
Helix Energy Solutions Group, Inc. (a)	15,990	116
Helmerich & Payne, Inc.	11,240	373
HF Sinclair Corp.	17,366	766
HighPeak Energy, Inc. (b)	1,901	38
Houston American Energy Corp. (a)	990	2
Independence Contract Drilling, Inc. (a)	1,434	4
International Seaways, Inc.	3,794	151
KLX Energy Services Holdings, Inc. (a)	1,128	11

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Kosmos Energy Ltd. (a)	50,060	$320
Liberty Energy, Inc.	17,958	230
Lightbridge Corp. (a)	1,102	4
Magnolia Oil & Gas Corp. Class A	18,908	399
Mammoth Energy Services, Inc. (a)	4,558	17
Matador Resources Co.	12,314	604
Mesa Royalty Trust	209	4
Murphy Oil Corp.	16,580	609
Nabors Industries Ltd. (a)	992	99
NACCO Industries, Inc. Class A	382	14
National Energy Services Reunited Corp. (a)	9,161	28
Natural Gas Services Group, Inc. (a)	1,071	11
New Fortress Energy, Inc.	8,655	262
Newpark Resources, Inc. (a)	8,743	35
Nextdecade Corp. (a) (b)	14,237	89
NexTier Oilfield Solutions, Inc. (a)	19,637	159
Nine Energy Service, Inc. (a)	2,865	11
North European Oil Royalty Trust	1,019	14
Northern Oil and Gas, Inc.	8,122	269
NOV, Inc.	43,577	730
Oceaneering International, Inc. (a)	10,997	195
Oil States International, Inc. (a)	6,873	48
OPAL Fuels, Inc. (a)	1,725	14
Overseas Shipholding Group, Inc. Class A (a)	7,197	28
Ovintiv, Inc.	27,300	985
Par Pacific Holdings, Inc. (a)	6,555	154
Patterson-UTI Energy, Inc.	23,461	263
PBF Energy, Inc. Class A	12,861	448
PDC Energy, Inc.	10,118	658
Peabody Energy Corp. (a)	15,964	383
PEDEVCO Corp. (a)	2,786	2
Permian Basin Royalty Trust	4,701	113
Permian Resources Corp.	22,952	240
Permianville Royalty Trust	2,624	7
PermRock Royalty Trust	776	5
PHX Minerals, Inc.	3,067	8
PrimeEnergy Resources Corp. (a)	66	6
ProPetro Holding Corp. (a)	9,111	63
Range Resources Corp.	26,264	695
Ranger Energy Services, Inc. (a)	1,477	17
Ranger Oil Corp.	2,103	87
REX American Resources Corp. (a)	1,715	48
Riley Exploration Permian, Inc. (b)	723	30
Ring Energy, Inc. (a)	10,356	19
RPC, Inc.	10,194	75
Sabine Royalty Trust	1,569	118
San Juan Basin Royalty Trust (b)	4,962	38
SandRidge Energy, Inc. (a)	4,090	58
SEACOR Marine Holdings, Inc. (a)	2,512	21
Select Energy Services, Inc. Class A	8,683	64

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SFL Corp. Ltd.	11,798	$107
SilverBow Resources, Inc. (a)	1,050	25
Sitio Royalties Corp. Class A	8,380	213
SM Energy Co.	13,389	376
Smart Sand, Inc. (a)	3,246	6
Solaris Oilfield Infrastructure, Inc. Class A	3,173	24
Southwestern Energy Co. (a)	110,053	571
Talos Energy, Inc. (a)	12,461	170
Teekay Corp. (a)	7,762	44
Tellurian, Inc. (a) (b)	58,720	83
TETRA Technologies, Inc. (a)	13,114	37
Texas Pacific Land Corp.	864	1,277
Tidewater, Inc. (a)	5,213	235
U.S. Silica Holdings, Inc. (a)	8,060	105
Uranium Energy Corp. (a) (b)	40,607	106
VAALCO Energy, Inc.	11,900	51
Vertex Energy, Inc. (a) (b)	7,036	56
Vital Energy, Inc. (a)	1,787	83
Vitesse Energy, Inc.	2,429	45
Voc Energy Trust	1,218	10
W&T Offshore, Inc. (a)	10,586	46
Weatherford International PLC (a)	7,784	503
World Fuel Services Corp.	6,729	159
		27,830
Financials (18.5%):
1st Source Corp.	1,992	83
Acacia Research Corp. (a)	4,724	18
Acres Commercial Realty Corp. (a)	883	8
AFC Gamma, Inc.	1,803	22
Affiliated Managers Group, Inc.	3,978	574
Affirm Holdings, Inc. (a)	23,064	227
AG Mortgage Investment Trust, Inc.	2,224	12
AGNC Investment Corp.	63,747	632
Alerus Financial Corp.	1,993	29
Ally Financial, Inc.	33,129	874
AlTi Global, Inc. (a) (b)	2,576	16
Amalgamated Financial Corp.	1,856	30
A-Mark Precious Metals, Inc.	2,003	72
Ambac Financial Group, Inc. (a)	4,938	79
Amerant Bancorp, Inc.	2,615	49
American Equity Investment Life Holding Co.	9,309	359
American Financial Group, Inc.	8,783	1,078
American National Bankshares, Inc.	1,141	33
Ameris Bancorp	7,304	245
AMERISAFE, Inc.	2,103	117
Ames National Corp.	988	19
Angel Oak Mortgage, Inc. (b)	2,121	16
Annaly Capital Management, Inc.	55,310	1,105
Apollo Commercial Real Estate Finance, Inc.	15,670	159
Apollo Global Management, Inc.	44,246	2,805

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Arbor Realty Trust, Inc.	18,336	$210
Ares Commercial Real Estate Corp.	6,056	52
Ares Management Corp. Class A	15,546	1,362
Argo Group International Holdings Ltd.	3,614	106
Arlington Asset Investment Corp. Class A (a)	2,827	7
ARMOUR Residential REIT, Inc.	21,384	109
Arrow Financial Corp.	1,781	38
Artisan Partners Asset Management, Inc. Class A	7,391	256
Ashford, Inc. (a)	199	2
AssetMark Financial Holdings, Inc. (a)	2,399	74
Associated Banc-Corp.	16,531	295
Associated Capital Group, Inc. Class A	334	12
Assured Guaranty Ltd.	6,220	335
Atlantic Union Bankshares Corp.	8,289	237
Atlanticus Holdings Corp. (a)	519	15
Avantax, Inc. (a)	5,233	133
AvidXchange Holdings, Inc. (a)	14,249	106
Axis Capital Holdings Ltd.	8,633	488
Axos Financial, Inc. (a)	5,983	243
B Riley Financial, Inc. (b)	1,570	49
Bakkt Holdings, Inc. (a) (b)	6,338	9
Banc of California, Inc.	6,166	70
BancFirst Corp.	2,026	162
Bank First Corp. (b)	880	60
Bank of Hawaii Corp.	4,394	213
Bank of Marin Bancorp	1,599	28
Bank OZK	13,129	469
Bank7 Corp.	429	10
BankUnited, Inc.	8,291	187
Bankwell Financial Group, Inc.	623	14
Banner Corp.	3,755	187
Bar Harbor Bankshares	1,638	41
BayCom Corp.	1,353	23
BCB Bancorp, Inc.	1,651	19
Berkshire Hathaway, Inc. Class A (a)	39	19,612
Berkshire Hills Bancorp, Inc.	4,872	104
BGC Partners, Inc. Class A	32,860	149
Blackstone Mortgage Trust, Inc. Class A	18,340	334
Blackstone, Inc.	77,848	6,954
Block, Inc. (a)	59,615	3,624
Blue Foundry Bancorp (a)	2,779	27
Blue Owl Capital, Inc.	47,882	539
Blue Ridge Bankshares, Inc.	1,763	17
BM Technologies, Inc. (a) (b)	987	3
BOK Financial Corp.	3,151	264
Bread Financial Holdings, Inc.	5,530	153
Bridge Investment Group Holdings, Inc. Class A	2,884	29
Bridgewater Bancshares, Inc. (a)	2,239	22
Bright Health Group, Inc. (a)	26,120	4
Brighthouse Financial, Inc. (a)	7,509	332

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Brightsphere Investment Group, Inc.	4,597	$104
BrightSpire Capital, Inc.	10,258	58
Broadmark Realty Capital, Inc.	14,023	69
Broadway Financial Corp. (a)	4,092	4
Brookline Bancorp, Inc.	9,637	92
BRP Group, Inc. Class A (a)	6,814	172
Business First Bancshares, Inc.	2,616	40
Byline Bancorp, Inc.	2,562	50
C&F Financial Corp.	362	19
Cadence Bank	20,659	418
California Bancorp (a)	831	15
Cambridge Bancorp Class A	830	43
Camden National Corp.	1,583	51
Cannae Holdings, Inc. (a)	7,947	145
Cantaloupe, Inc. (a)	7,550	42
Capital Bancorp, Inc.	983	17
Capital City Bank Group, Inc.	1,445	44
Capitol Federal Financial, Inc.	14,186	88
Capstar Financial Holdings, Inc.	2,029	27
Carter Bankshares, Inc. (a)	2,647	34
Cass Information Systems, Inc.	1,363	50
Cathay General Bancorp	7,744	247
Central Pacific Financial Corp.	2,931	47
Central Valley Community Bancorp	1,104	16
CFSB Bancorp, Inc. (a)	306	2
Chemung Financial Corp.	383	15
Cherry Hill Mortgage Investment Corp. (b)	2,327	13
Chicago Atlantic Real Estate Finance, Inc.	1,287	18
Chimera Investment Corp.	25,456	145
Citizens & Northern Corp.	1,653	32
City Holding Co.	1,619	148
Civista Bancshares, Inc.	1,674	27
Claros Mortgage Trust, Inc. (b)	14,420	172
CNA Financial Corp.	2,731	106
CNB Financial Corp. Class A	2,295	43
CNO Financial Group, Inc.	12,415	279
Coastal Financial Corp. (a)	1,148	42
Codorus Valley Bancorp, Inc.	956	19
Cohen & Steers, Inc.	2,783	167
Coinbase Global, Inc. Class A (a) (b)	17,033	916
Colony Bankcorp, Inc.	1,818	18
Columbia Banking System, Inc.	23,067	493
Columbia Financial, Inc. (a)	3,561	60
Commerce Bancshares, Inc.	13,586	759
Community Bank System, Inc.	5,961	298
Community Trust Bancorp, Inc.	1,954	70
Compass Diversified Holdings	7,038	134
ConnectOne Bancorp, Inc.	4,089	64
Consumer Portfolio Services, Inc. (a)	916	10
Crawford & Co. Class A	1,568	14
See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Credit Acceptance Corp. (a)	878	$430
Crossfirst Bankshares, Inc. (a)	5,121	51
Cullen/Frost Bankers, Inc.	6,707	739
Curo Group Holdings Corp.	2,131	3
Customers Bancorp, Inc. (a)	3,293	72
CVB Financial Corp.	15,509	232
Diamond Hill Investment Group, Inc.	329	53
Dime Community Bancshares, Inc.	4,020	83
Donegal Group, Inc. Class A	1,658	23
Donnelley Financial Solutions, Inc. (a)	2,979	129
Dynex Capital, Inc.	5,911	70
Eagle Bancorp, Inc.	3,398	85
East West Bancorp, Inc.	15,642	809
Eastern Bankshares, Inc.	17,766	207
eHealth, Inc. (a)	2,641	16
Ellington Financial, Inc.	7,189	92
Ellington Residential Mortgage REIT (b)	1,436	11
Employers Holdings, Inc.	2,987	118
Enact Holdings, Inc.	3,467	84
Encore Capital Group, Inc. (a)	2,534	130
Enova International, Inc. (a)	3,359	147
Enstar Group Ltd. (a)	1,398	336
Enterprise Bancorp, Inc.	1,033	30
Enterprise Financial Services Corp.	3,924	168
Equitable Holdings, Inc.	40,135	1,043
Equity Bancshares, Inc. Class A	1,536	36
Erie Indemnity Co. Class A	2,795	607
Esquire Financial Holdings, Inc.	758	29
Euronet Worldwide, Inc. (a)	5,224	578
Evans Bancorp, Inc.	587	18
Evercore, Inc.	3,960	452
EZCORP, Inc. Class A (a)	5,724	49
F&G Annuities & Life, Inc.	2,125	39
Farmers & Merchants Bancorp, Inc.	1,403	32
Farmers National Banc Corp.	3,900	46
FB Financial Corp.	3,928	116
Federal Agricultural Mortgage Corp. Class C	1,017	136
Federated Hermes, Inc.	9,373	388
Fidelity National Financial, Inc.	28,670	1,017
Finance of America Cos., Inc. Class A (a)	3,526	6
Financial Institutions, Inc.	1,685	29
Finward Bancorp	410	12
First American Financial Corp.	10,978	632
First Bancorp	19,628	231
First Bancorp, Inc.	1,065	26
First Bancorp/Southern Pines NC	4,398	135
First Bank	2,023	20
First Busey Corp.	5,760	105
First Business Financial Services, Inc.	870	25
First Citizens BancShares, Inc. Class A	1,119	1,127

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
First Commonwealth Financial Corp.	11,318	$141
First Community Bankshares, Inc.	1,582	37
First Financial Bancorp	10,420	216
First Financial Bankshares, Inc.	14,386	421
First Financial Corp. Class A	1,240	43
First Foundation, Inc.	5,685	36
First Guaranty Bancshares, Inc.	636	9
First Hawaiian, Inc.	14,128	270
First Horizon Corp.	58,968	1,035
First Internet Bancorp	914	13
First Interstate BancSystem, Inc. Class A	9,595	246
First Merchants Corp.	6,607	193
First Mid Bancshares, Inc.	1,903	50
First Western Financial, Inc. (a)	841	15
FirstCash Holdings, Inc.	4,253	438
Five Star Bancorp	1,101	23
Flushing Financial Corp.	3,139	38
Flywire Corp. (a)	9,942	290
FNB Corp.	39,981	459
Focus Financial Partners, Inc. Class A (a)	6,502	338
Forge Global Holdings, Inc. (a)	11,019	15
Franklin BSP Realty Trust, Inc.	9,149	116
FS Bancorp, Inc.	737	22
Fulton Financial Corp.	18,592	222
FVCBankcorp, Inc. (a)	1,529	15
GCM Grosvenor, Inc. Class A	4,637	37
Genworth Financial, Inc. (a)	55,061	320
German American Bancorp, Inc.	3,138	91
Glacier Bancorp, Inc.	12,289	408
GoHealth, Inc. Class A (a)	877	8
Goosehead Insurance, Inc. Class A (a)	2,227	128
Granite Point Mortgage Trust, Inc.	5,747	26
Great Ajax Corp.	2,384	16
Great Elm Capital Corp.	561	5
Great Southern Bancorp, Inc. Class A	1,220	62
Green Dot Corp. Class A (a)	5,563	96
Greene County Bancorp, Inc.	764	16
Greenhill & Co., Inc.	1,314	9
Hagerty, Inc. Class A (a) (b)	8,204	82
Hamilton Lane, Inc. Class A	3,947	291
Hancock Whitney Corp.	9,538	348
Hanmi Financial Corp.	3,382	55
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,993	284
HarborOne Bancorp, Inc.	4,850	52
HBT Financial, Inc.	1,064	19
HCI Group, Inc.	687	35
Heartland Financial USA, Inc.	4,378	143
Heritage Commerce Corp.	6,544	56
Heritage Financial Corp.	3,856	68
Heritage Insurance Holdings, Inc.	2,145	7

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hilltop Holdings, Inc.	5,146	$160
Hippo Holdings, Inc. (a) (b)	1,306	24
Home Bancorp, Inc.	799	25
Home BancShares, Inc.	21,199	461
HomeStreet, Inc.	1,992	19
HomeTrust Bancshares, Inc.	1,442	30
Hope Bancorp, Inc.	12,720	116
Horace Mann Educators Corp.	4,583	143
Horizon Bancorp, Inc.	4,136	44
Houlihan Lokey, Inc.	5,585	510
HV Bancorp, Inc. (a)	188	6
I3 Verticals, Inc. Class A (a)	2,487	58
Independent Bank Corp.	5,000	280
Independent Bank Corp.	2,265	40
Independent Bank Group, Inc.	4,016	146
Interactive Brokers Group, Inc.	11,063	861
International Bancshares Corp.	5,916	252
International Money Express, Inc. (a)	3,696	95
Invesco Mortgage Capital, Inc.	4,338	46
Investar Holding Corp.	1,010	14
Investors Title Co.	157	23
Jackson Financial, Inc. Class A	8,932	322
Jefferies Financial Group, Inc.	20,019	641
Katapult Holdings, Inc. (a)	5,955	3
Kearny Financial Corp.	6,642	52
Kemper Corp.	6,809	331
Kingsway Financial Services, Inc. (a)	1,817	16
Kinsale Capital Group, Inc.	2,431	794
KKR & Co., Inc.	72,366	3,840
KKR Real Estate Finance Trust, Inc.	6,426	69
Ladder Capital Corp.	12,615	118
Lakeland Bancorp, Inc.	6,832	98
Lakeland Financial Corp.	2,735	139
Lazard Ltd. Class A	12,257	384
Lemonade, Inc. (a)	5,424	59
LendingClub Corp. (a)	11,343	81
LendingTree, Inc. (a)	1,190	28
Limestone Bancorp, Inc.	476	11
Live Oak Bancshares, Inc.	3,647	86
loanDepot, Inc. Class A	5,651	10
Logan Ridge Finance Corp.	276	6
LPL Financial Holdings, Inc.	8,728	1,823
Luther Burbank Corp.	2,289	21
Macatawa Bank Corp.	2,724	25
Maiden Holdings Ltd. (a)	8,490	19
MainStreet Bancshares, Inc.	759	16
Malvern Bancorp, Inc. (a)	805	12
Markel Corp. (a)	1,473	2,016
MarketWise, Inc. (a)	2,314	4
Marqeta, Inc. Class A (a)	48,886	198

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
MBIA, Inc. (a)	5,351	$54
Medallion Financial Corp.	1,849	11
Mercantile Bank Corp.	1,650	46
Merchants Bancorp	1,740	40
Mercury General Corp.	2,978	91
Meridian Corp.	1,118	10
Metrocity Bankshares, Inc.	2,042	33
Metropolitan Bank Holding Corp. (a)	1,117	36
MFA Financial, Inc.	11,292	121
MGIC Investment Corp.	32,217	479
Mid Penn Bancorp, Inc.	1,495	34
Middlefield Banc Corp.	543	15
Midland States Bancorp, Inc.	2,339	47
Midwest Holding, Inc. (a)	318	4
MidWestOne Financial Group, Inc.	1,593	33
Moelis & Co. Class A	7,096	269
MoneyGram International, Inc. (a)	10,061	102
Moneylion, Inc. (a)	340	3
Morningstar, Inc.	2,856	509
Mr. Cooper Group, Inc. (a)	7,140	331
MVB Financial Corp.	1,259	23
National Bank Holdings Corp. Class A	4,129	131
National Bankshares, Inc.	653	20
National Western Life Group, Inc. Class A	231	59
Navient Corp.	14,588	241
NBT Bancorp, Inc.	4,707	152
Nelnet, Inc. Class A	1,452	140
NerdWallet, Inc. Class A (a)	3,250	44
New York Community Bancorp, Inc.	74,794	800
New York Mortgage Trust, Inc.	10,580	109
Nexpoint Real Estate Finance, Inc.	1,595	22
NI Holdings, Inc. (a)	805	11
Nicolet Bankshares, Inc. (a)	1,433	82
NMI Holdings, Inc. Class A (a)	9,186	215
Northeast Bank	823	30
Northeast Community Bancorp, Inc.	1,572	21
Northfield Bancorp, Inc.	4,620	48
Northrim Bancorp, Inc.	626	22
Northwest Bancshares, Inc.	13,521	158
Norwood Financial Corp.	803	22
NU Holdings Ltd. Class A (a)	226,635	1,169
Oak Valley Bancorp (b)	750	19
OceanFirst Financial Corp.	6,428	103
Ocwen Financial Corp. (a)	740	21
OFG Bancorp	5,223	134
Old National Bancorp	32,494	436
Old Republic International Corp.	30,632	774
Old Second Bancorp, Inc.	4,645	57
OneMain Holdings, Inc.	13,401	514
OP Bancorp	1,299	12

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Open Lending Corp. Class A (a)	11,502	$81
Oportun Financial Corp. (a)	2,565	10
Oppenheimer Holdings, Inc. Class A	718	27
OppFi, Inc. (a) (b)	1,511	3
Orchid Island Capital, Inc. (b)	4,379	47
Origin Bancorp, Inc.	3,172	93
Orrstown Financial Services, Inc.	1,124	22
Oscar Health, Inc. Class A (a)	12,500	84
P10, Inc. Class A	4,445	46
Pacific Premier Bancorp, Inc.	10,328	230
PacWest Bancorp (b)	12,949	131
Pagseguro Digital Ltd. Class A (a)	22,838	225
Palomar Holdings, Inc. (a)	2,714	136
Park National Corp.	1,768	191
Parke Bancorp, Inc.	1,136	19
Pathward Financial, Inc.	3,026	135
Paymentus Holdings, Inc. Class A (a)	1,762	14
Payoneer Global, Inc. (a)	23,822	130
Paysign, Inc. (a)	3,571	13
PCB Bancorp	1,410	19
Peapack-Gladstone Financial Corp.	1,757	47
PennyMac Financial Services, Inc.	4,934	308
Pennymac Mortgage Investment Trust	9,865	123
Peoples Bancorp of North Carolina, Inc.	518	15
Peoples Bancorp, Inc.	3,075	80
Perella Weinberg Partners	4,208	33
Pinnacle Financial Partners, Inc.	8,401	456
Piper Sandler Cos.	1,918	260
PJT Partners, Inc. Class A	2,484	171
Plumas Bancorp	551	21
Ponce Financial Group, Inc. (a)	2,255	17
Popular, Inc.	7,810	469
PRA Group, Inc. (a)	4,237	154
Preferred Bank	1,537	74
Premier Financial Corp.	3,906	65
Primerica, Inc.	4,093	747
Primis Financial Corp.	2,350	21
Princeton Bancorp, Inc.	574	16
Priority Technology Holdings, Inc. (a)	1,277	4
ProAssurance Corp.	5,986	107
PROG Holdings, Inc. (a)	5,276	159
Prosperity Bancshares, Inc.	9,822	615
Provident Bancorp, Inc.	1,742	12
Provident Financial Services, Inc.	7,665	134
QCR Holdings, Inc.	1,806	75
Radian Group, Inc.	17,418	423
RBB Bancorp	1,743	22
Ready Capital Corp.	12,284	132
Red River Bancshares, Inc.	531	24
Redwood Trust, Inc.	12,590	79

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Regional Management Corp.	1,000	$27
Reinsurance Group of America, Inc.	7,417	1,056
Remitly Global, Inc. (a)	12,686	213
RenaissanceRe Holdings Ltd.	4,801	1,034
Renasant Corp.	6,081	171
Repay Holdings Corp. (a)	8,289	52
Republic Bancorp, Inc. Class A	946	37
Republic First Bancorp, Inc. (a) (b)	5,003	6
Rithm Capital Corp.	52,549	429
RLI Corp.	4,488	624
Robinhood Markets, Inc. Class A (a)	48,053	425
Root, Inc. Class A (a)	560	2
Ryan Specialty Holdings, Inc. (a)	9,316	381
S&T Bancorp, Inc.	4,327	119
Sachem Capital Corp.	4,341	15
Safety Insurance Group, Inc.	1,570	115
Salisbury Bancorp, Inc.	584	13
Sandy Spring Bancorp, Inc.	4,853	109
Sculptor Capital Management, Inc.	1,715	14
Seacoast Banking Corp. of Florida	8,248	183
Security National Financial Corp. Class A (a)	1,279	10
SEI Investments Co.	12,337	727
Selective Insurance Group, Inc.	6,626	638
Selectquote, Inc. (a)	14,365	15
ServisFirst Bancshares, Inc.	5,600	283
Seven Hills Realty Trust	1,516	15
Shift4 Payments, Inc. Class A (a)	5,820	394
Shore Bancshares, Inc.	1,958	26
Sierra Bancorp	1,530	25
Silvercrest Asset Management Group, Inc. Class A	1,068	20
Silvergate Capital Corp. Class A (a) (b)	3,085	4
Simmons First National Corp. Class A	13,942	233
Skyward Specialty Insurance Group, Inc. (a)	1,560	33
SLM Corp.	26,756	402
SmartFinancial, Inc.	1,591	34
SoFi Technologies, Inc. (a) (b)	85,259	531
South Plains Financial, Inc.	1,126	23
Southern First Bancshares, Inc. (a)	866	24
Southern Missouri Bancorp, Inc.	1,052	38
Southern States Bancshares, Inc.	673	15
Southside Bancshares, Inc.	3,358	107
SouthState Corp.	8,398	579
Starwood Property Trust, Inc. (b)	32,955	590
Stellar Bancorp, Inc.	4,982	114
StepStone Group, Inc. Class A	5,627	124
Sterling Bancorp (a)	1,764	10
Stewart Information Services Corp.	2,979	124
Stifel Financial Corp.	11,552	693
Stock Yards Bancorp, Inc.	3,016	147
StoneX Group, Inc. (a)	1,966	193

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Summit Financial Group, Inc.	1,161	$23
Sunlight Financial Holdings, Inc. (a)	6,340	3
Suro Capital Corp. (a)	2,994	11
Synovus Financial Corp.	16,139	497
Territorial Bancorp, Inc.	854	14
Texas Capital Bancshares, Inc. (a)	5,296	266
TFS Financial Corp.	5,654	68
The Bancorp, Inc. (a)	5,553	177
The Carlyle Group, Inc.	22,447	681
The First Bancshares, Inc.	3,052	77
The First of Long Island Corp.	2,414	28
The Hanover Insurance Group, Inc.	3,945	472
The Hingham Institution for Savings	171	33
The Western Union Co.	41,449	453
Third Coast Bancshares, Inc. (a)	1,198	17
Timberland Bancorp, Inc.	829	21
Tiptree, Inc.	2,396	33
Toast, Inc. Class A (a)	35,189	640
Tompkins Financial Corp.	1,563	92
Towne Bank	8,149	193
TPG RE Finance Trust, Inc.	6,764	48
TPG, Inc.	6,919	200
Tradeweb Markets, Inc. Class A	12,339	869
TriCo Bancshares	3,436	123
Triumph Financial, Inc. (a)	2,406	125
Trupanion, Inc. (a) (b)	3,953	139
TrustCo Bank Corp.	2,067	62
Trustmark Corp.	6,286	150
Two Harbors Investment Corp.	10,710	149
U.S. Global Investors, Inc. Class A	1,371	4
UMB Financial Corp.	5,055	322
United Bankshares, Inc.	14,787	490
United Community Banks, Inc.	12,760	318
United Fire Group, Inc.	2,711	73
United Insurance Holdings Corp. (a)	2,182	9
Unity Bancorp, Inc.	830	19
Universal Insurance Holdings, Inc.	3,077	47
Univest Financial Corp.	3,216	65
Unum Group	22,069	931
Upstart Holdings, Inc. (a) (b)	7,661	106
USCB Financial Holdings, Inc. (a)	1,210	11
Valley National Bancorp	47,805	448
Value Line, Inc.	95	4
Veritex Holdings, Inc.	5,872	101
Victory Capital Holdings, Inc. Class A (c)	3,407	104
Virtu Financial, Inc. Class A	10,959	220
Virtus Investment Partners, Inc.	762	139
Voya Financial, Inc.	10,779	824
Walker & Dunlop, Inc.	3,403	229
Washington Federal, Inc.	7,184	201

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Washington Trust Bancorp, Inc.	1,883	$53
Waterstone Financial, Inc.	2,186	30
Webster Financial Corp.	19,303	720
WesBanco, Inc.	6,435	171
West Bancorp, Inc.	1,641	28
Westamerica Bancorp	3,015	122
Western Alliance Bancorp	11,471	426
Western Asset Mortgage Capital Corp.	662	6
Western New England Bancorp, Inc.	2,164	15
Westwood Holdings Group, Inc.	745	9
WEX, Inc. (a)	4,736	840
White Mountains Insurance Group Ltd.	280	401
William Penn Bancorp (b)	1,352	14
Wintrust Financial Corp.	6,672	456
WisdomTree, Inc.	12,379	77
World Acceptance Corp. (a)	594	60
WSFS Financial Corp.	6,834	240
		124,964
Health Care (13.4%):
10X Genomics, Inc. Class A (a)	9,795	514
23andMe Holding Co. Class A (a) (b)	28,147	55
2seventy bio, Inc. (a)	4,810	46
4D Molecular Therapeutics, Inc. (a)	3,230	58
89bio, Inc. (a)	5,042	81
9 Meters BioPharma, Inc. (a) (b)	1,437	1
Aadi Bioscience, Inc. (a)	1,804	14
Abeona Therapeutics, Inc. (a)	1,865	6
Absci Corp. (a)	7,039	9
Acadia Healthcare Co., Inc. (a)	9,888	715
ACADIA Pharmaceuticals, Inc. (a)	17,963	383
Accelerate Diagnostics, Inc. (a)	7,882	7
Accolade, Inc. (a)	7,340	99
Accuray, Inc. (a)	10,057	34
Acer Therapeutics, Inc. (a)	1,980	2
Achieve Life Sciences, Inc. (a)	685	6
Aclaris Therapeutics, Inc. (a)	5,753	51
Actinium Pharmaceuticals, Inc. (a)	2,769	24
Acumen Pharmaceuticals, Inc. (a)	3,117	12
Acurx Pharmaceuticals, Inc. (a)	1,025	3
Acutus Medical, Inc. (a)	2,134	2
Adamis Pharmaceuticals Corp. (a)	16,635	1
AdaptHealth Corp. (a)	8,153	97
Adaptive Biotechnologies Corp. (a)	15,727	112
Addus HomeCare Corp. (a)	1,769	145
Adicet Bio, Inc. (a)	3,360	20
ADMA Biologics, Inc. (a)	23,423	78
Adverum Biotechnologies, Inc. (a)	10,166	8
Aerovate Therapeutics, Inc. (a)	1,874	39
Agenus, Inc. (a)	30,738	46
Agiliti, Inc. (a)	3,735	62

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Agilon Health, Inc. (a)	23,535	$571
Agios Pharmaceuticals, Inc. (a)	5,947	136
AIM ImmunoTech, Inc. (a)	5,279	3
AirSculpt Technologies, Inc.	881	4
Akebia Therapeutics, Inc. (a)	18,344	17
Akero Therapeutics, Inc. (a)	4,297	192
Akili, Inc. (a)	3,578	4
Akoya Biosciences, Inc. (a)	1,889	13
Aldeyra Therapeutics, Inc. (a)	6,233	59
Alector, Inc. (a)	6,856	45
Alignment Healthcare, Inc. (a)	10,490	66
Aligos Therapeutics, Inc. (a)	3,248	4
Alkermes PLC (a)	18,052	515
Allakos, Inc. (a)	5,280	22
Allogene Therapeutics, Inc. (a) (b)	8,887	48
Allovir, Inc. (a)	4,083	14
Alnylam Pharmaceuticals, Inc. (a)	13,770	2,743
Alpha Teknova, Inc. (a)	756	1
Alphatec Holdings, Inc. (a)	7,097	102
Alpine Immune Sciences, Inc. (a)	3,034	23
Altimmune, Inc. (a)	5,453	28
ALX Oncology Holdings, Inc. (a)	1,962	12
Alzamend Neuro, Inc. (a)	5,077	3
Ambrx Biopharma, Inc., ADR (a) (b)	2,812	27
Amedisys, Inc. (a)	3,575	287
American Well Corp. Class A (a)	23,027	50
Amicus Therapeutics, Inc. (a)	30,536	352
AMN Healthcare Services, Inc. (a)	4,556	393
Amneal Pharmaceuticals, Inc. (a)	11,202	22
Amphastar Pharmaceuticals, Inc. (a)	4,225	151
Amylyx Pharmaceuticals, Inc. (a)	4,677	133
An2 Therapeutics, Inc. (a)	1,347	11
AnaptysBio, Inc. (a)	2,848	59
Anavex Life Sciences Corp. (a) (b)	8,480	69
AngioDynamics, Inc. (a)	4,253	35
ANI Pharmaceuticals, Inc. (a)	1,428	54
Anika Therapeutics, Inc. (a)	1,605	41
Annexon, Inc. (a)	3,414	18
Annovis Bio, Inc. (a) (b)	622	9
Apellis Pharmaceuticals, Inc. (a)	10,645	888
Apollo Medical Holdings, Inc. (a)	4,827	171
Applied Therapeutics, Inc. (a)	3,013	5
Apyx Medical Corp. (a)	3,372	11
AquaBounty Technologies, Inc. (a)	7,249	4
Aquestive Therapeutics, Inc. (a) (b)	5,823	8
Aravive, Inc. (a)	3,284	5
Arbutus Biopharma Corp. (a)	13,297	33
ARCA biopharma, Inc. (a)	1,598	3
Arcellx, Inc. (a)	2,456	105
Arcturus Therapeutics Holdings, Inc. (a)	2,559	68

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Arcus Biosciences, Inc. (a)	5,193	$93
Arcutis Biotherapeutics, Inc. (a)	4,915	68
Ardelyx, Inc. (a)	21,359	95
Arrowhead Pharmaceuticals, Inc. (a)	11,651	413
ARS Pharmaceuticals, Inc. (a)	5,358	35
Artivion, Inc. (a)	4,248	59
Arvinas, Inc. (a)	5,129	134
Asensus Surgical, Inc. (a)	26,005	17
Aspira Women's Health, Inc. (a)	8,794	3
Assembly Biosciences, Inc. (a)	5,137	5
Assertio Holdings, Inc. (a)	5,248	29
Astria Therapeutics, Inc. (a)	1,681	22
Atara Biotherapeutics, Inc. (a)	10,318	28
Atea Pharmaceuticals, Inc. (a)	8,119	27
Athersys, Inc. (a)	1,793	2
Athira Pharma, Inc. (a)	4,153	12
ATI Physical Therapy, Inc. (a)	8,126	2
Atossa Therapeutics, Inc. (a)	14,186	9
Atreca, Inc. Class A (a)	3,225	3
AtriCure, Inc. (a)	5,055	222
Atrion Corp.	151	93
aTyr Pharma, Inc. (a)	2,826	6
Aura Biosciences, Inc. (a)	2,786	25
Avanos Medical, Inc. (a)	5,117	151
Avantor, Inc. (a)	73,304	1,428
Aveanna Healthcare Holdings, Inc. (a)	5,207	6
Avid Bioservices, Inc. (a)	6,912	125
Avidity Biosciences, Inc. (a)	7,220	90
Avita Medical, Inc. (a)	2,749	43
Avrobio, Inc. (a)	4,119	4
Axogen, Inc. (a)	4,501	41
Axonics, Inc. (a)	5,493	316
Axsome Therapeutics, Inc. (a)	3,844	275
Azenta, Inc. (a)	7,588	330
Beam Therapeutics, Inc. (a)	6,652	204
Beyond Air, Inc. (a) (b)	2,798	16
Beyondspring, Inc. (a)	2,485	2
BioAtla, Inc. (a)	4,081	14
BioCryst Pharmaceuticals, Inc. (a)	20,678	157
Biodesix, Inc. (a)	2,852	5
Biohaven Ltd. (a)	6,492	85
BioLife Solutions, Inc. (a)	4,409	77
BioMarin Pharmaceutical, Inc. (a)	20,408	1,960
Biomea Fusion, Inc. (a) (b)	2,767	82
Biomerica, Inc. (a)	1,374	2
BioNano Genomics, Inc. (a) (b)	32,603	22
Biora Therapeutics, Inc. (a)	942	2
BioSig Technologies, Inc. (a)	4,733	6
Biote Corp. (a)	893	6
Bioventus, Inc. Class A (a)	3,262	3

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
BioVie, Inc. (a)	1,254	$10
Bioxcel Therapeutics, Inc. (a) (b)	2,135	44
Black Diamond Therapeutics, Inc. (a)	2,566	4
bluebird bio, Inc. (a)	11,186	49
Blueprint Medicines Corp. (a)	6,587	336
Bolt Biotherapeutics, Inc. (a)	2,700	4
BrainStorm Cell Therapeutics, Inc. (a)	3,152	9
Bridgebio Pharma, Inc. (a)	12,043	175
Bright Green Corp. (a)	4,932	7
Brookdale Senior Living, Inc. (a)	20,302	87
Bruker Corp.	11,042	874
Butterfly Network, Inc. (a) (b)	16,584	36
C4 Therapeutics, Inc. (a)	4,561	14
Cabaletta Bio, Inc. (a)	2,611	27
Candel Therapeutics, Inc. (a)	1,780	2
Cano Health, Inc. (a)	19,730	23
Capricor Therapeutics, Inc. (a)	2,742	11
Cara Therapeutics, Inc. (a)	4,696	20
Cardiff Oncology, Inc. (a)	4,755	8
CareCloud, Inc. (a)	1,074	4
CareDx, Inc. (a)	5,818	47
CareMax, Inc. (a)	8,731	22
Caribou Biosciences, Inc. (a)	5,946	26
Carisma Therapeutics, Inc. (b)	1,005	4
Cassava Sciences, Inc. (a) (b)	4,303	100
Castle Biosciences, Inc. (a)	2,805	63
Catalyst Pharmaceuticals, Inc. (a)	10,962	175
Celcuity, Inc. (a)	1,408	14
Celldex Therapeutics, Inc. (a)	5,290	166
CEL-SCI Corp. (a) (b)	4,705	10
Celularity, Inc. (a) (b)	5,848	3
Century Therapeutics, Inc. (a)	2,708	8
Cerevel Therapeutics Holdings, Inc. (a)	7,548	219
Certara, Inc. (a)	8,052	195
Cerus Corp. (a)	19,283	45
Champions Oncology, Inc. (a)	607	3
Checkpoint Therapeutics, Inc. (a)	751	2
Chemed Corp.	1,625	896
Chimerix, Inc. (a)	8,286	10
Chinook Therapeutics, Inc. (a)	5,312	106
ChromaDex Corp. (a)	4,505	6
Cidara Therapeutics, Inc. (a)	6,981	7
Citius Pharmaceuticals, Inc. (a)	15,075	22
ClearPoint Neuro, Inc. (a)	2,365	25
Clearside Biomedical, Inc. (a)	5,461	6
Clene, Inc. (a)	3,059	3
Clover Health Investments Corp. (a)	36,099	27
Codexis, Inc. (a)	7,138	28
Co-Diagnostics, Inc. (a) (b)	3,429	5
Cogent Biosciences, Inc. (a)	6,735	72

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cognition Therapeutics, Inc. (a)	2,272	$4
Coherus Biosciences, Inc. (a)	8,295	60
Collegium Pharmaceutical, Inc. (a)	3,665	85
Community Health Systems, Inc.	14,036	89
Compass Therapeutics, Inc. (a)	7,635	23
Computer Programs and Systems, Inc. (a)	1,546	40
CONMED Corp.	3,384	425
Corcept Therapeutics, Inc. (a)	10,373	234
CorMedix, Inc. (a)	4,532	22
CorVel Corp. (a)	1,019	206
Corvus Pharmaceuticals, Inc. (a)	3,859	4
Cosmos Health, Inc. (a)	1,033	3
Crinetics Pharmaceuticals, Inc. (a)	4,823	94
Cross Country Healthcare, Inc. (a)	3,920	86
CryoPort, Inc. (a)	5,254	111
CTI BioPharma Corp. (a)	13,294	65
Cue BioPharma, Inc. (a)	4,581	20
Cue Health, Inc. (a) (b)	9,877	8
Cullinan Oncology, Inc. (a)	3,334	32
Curis, Inc. (a) (b)	10,152	9
Cutera, Inc. (a)	2,153	49
CVRx, Inc. (a)	1,019	12
Cyclerion Therapeutics, Inc. (a)	3,849	1
Cymabay Therapeutics, Inc. (a)	10,077	108
Cyteir Therapeutics, Inc. (a)	2,302	5
Cytek Biosciences, Inc. (a)	12,087	139
Cytokinetics, Inc. (a)	9,967	373
CytomX Therapeutics, Inc. (a) (b)	7,256	12
CytoSorbents Corp. (a)	4,302	11
Dare Bioscience, Inc. (a)	9,312	9
DarioHealth Corp. (a)	2,589	9
Day One Biopharmaceuticals, Inc. (a)	5,110	63
Decibel Therapeutics, Inc. (a)	1,342	4
Deciphera Pharmaceuticals, Inc. (a)	5,786	82
Definitive Healthcare Corp. (a)	3,978	43
Delcath Systems, Inc. (a)	1,102	6
Denali Therapeutics, Inc. (a)	11,718	291
DermTech, Inc. (a) (b)	3,182	10
Design Therapeutics, Inc. (a) (b)	3,633	23
DiaMedica Therapeutics, Inc. (a)	1,836	3
Disc Medicine, Inc. (a)	360	12
DocGo, Inc. (a)	9,179	78
Doximity, Inc. Class A (a)	11,971	440
Durect Corp. (a)	2,688	11
Dynavax Technologies Corp. (a)	13,867	144
Dyne Therapeutics, Inc. (a)	3,346	35
Eagle Pharmaceuticals, Inc. (a)	1,269	36
Eargo, Inc. (a) (b)	394	2
Edgewise Therapeutics, Inc. (a)	4,536	40
Editas Medicine, Inc. (a)	7,627	62

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Eiger Biopharmaceuticals, Inc. (a)	4,542	$5
Elanco Animal Health, Inc. (a)	55,060	521
Embecta Corp.	6,345	176
Emergent BioSolutions, Inc. (a)	4,528	40
Enanta Pharmaceuticals, Inc. (a)	2,152	77
Encompass Health Corp.	10,958	703
Enhabit, Inc. (a)	5,448	67
Enliven Therapeutics, Inc. (a)	639	12
Enovis Corp. (a)	5,461	318
Entrada Therapeutics, Inc. (a)	1,864	22
Envista Holdings Corp. (a)	18,107	697
EQRx, Inc. (a) (b)	27,910	47
Erasca, Inc. (a)	9,246	26
Esperion Therapeutics, Inc. (a)	8,494	11
Establishment Labs Holdings, Inc. (a)	2,373	165
Etao International Co. Ltd. (a)	11,846	13
Eton Pharmaceuticals, Inc. (a) (b)	2,465	9
Evelo Biosciences, Inc. (a)	6,016	1
Evolent Health, Inc. Class A (a)	10,826	394
Evolus, Inc. (a)	4,537	40
Exact Sciences Corp. (a)	19,770	1,267
Exagen, Inc. (a)	877	2
Exelixis, Inc. (a)	35,588	651
Eyenovia, Inc. (a)	2,957	16
EyePoint Pharmaceuticals, Inc. (a)	2,863	18
Fate Therapeutics, Inc. (a)	10,228	62
Fennec Pharmaceuticals, Inc. (a)	2,176	18
FibroGen, Inc. (a)	9,685	166
Figs, Inc. Class A (a)	17,112	123
Fluidigm Corp. (a)	8,618	15
Foghorn Therapeutics, Inc. (a)	1,965	13
FONAR Corp. (a)	704	11
Fortress Biotech, Inc. (a)	7,179	6
Frequency Therapeutics, Inc. (a) (b)	3,633	1
Fulcrum Therapeutics, Inc. (a)	5,941	15
Fulgent Genetics, Inc. (a)	2,077	61
G1 Therapeutics, Inc. (a)	4,763	14
Gain Therapeutics, Inc. (a)	1,011	5
Galecto, Inc. (a)	1,833	3
Galera Therapeutics, Inc. (a)	3,789	10
Gamida Cell Ltd. (a) (b)	5,849	9
GeneDx Holdings Corp. (a)	58,659	16
Generation Bio Co. (a)	5,392	27
Genprex, Inc. (a) (b)	5,110	4
Geron Corp. (a)	42,120	104
Glaukos Corp. (a)	5,132	244
Globus Medical, Inc. (a)	8,637	502
GlycoMimetics, Inc. (a)	5,169	7
Gossamer Bio, Inc. (a) (b)	8,362	11
Graphite Bio, Inc. (a)	3,061	10

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Greenlight Biosciences Holdings PBC (a)	9,337	$3
Greenwich Lifesciences, Inc. (a)	403	4
Gritstone bio, Inc. (a)	7,939	19
Guardant Health, Inc. (a)	10,904	246
Haemonetics Corp. (a)	5,595	468
Halozyme Therapeutics, Inc. (a)	15,000	482
Harmony Biosciences Holdings, Inc. (a)	3,656	118
Harrow Health, Inc. (a)	2,856	72
Harvard Bioscience, Inc. (a)	4,107	23
Health Catalyst, Inc. (a)	6,003	76
HealthEquity, Inc. (a)	9,294	497
HealthStream, Inc.	2,706	67
Heat Biologics, Inc. (a)	2,729	2
Hepion Pharmaceuticals, Inc. (a)	8,539	6
Heron Therapeutics, Inc. (a)	13,187	32
Heska Corp. (a)	1,116	131
HilleVax, Inc. (a)	822	12
Hims & Hers Health, Inc. (a)	12,732	148
Homology Medicines, Inc. (a)	4,635	4
Hookipa Pharma, Inc. (a)	4,864	5
Horizon Therapeutics PLC (a)	25,335	2,816
Humacyte, Inc. (a)	5,661	18
Hyperfine, Inc. (a) (b)	5,110	7
iCAD, Inc. (a)	2,650	4
ICON PLC (a)	9,148	1,763
Icosavax, Inc. (a)	3,396	19
ICU Medical, Inc. (a)	2,258	427
Ideaya Biosciences, Inc. (a)	4,583	84
IGM Biosciences, Inc. (a) (b)	1,958	21
Immuneering Corp. Class A (a)	2,158	24
Immunic, Inc. (a) (b)	3,975	7
ImmunoGen, Inc. (a)	25,074	135
Immunome, Inc. (a)	1,073	5
Immunovant, Inc. (a)	5,983	97
Inari Medical, Inc. (a)	5,234	348
Infusystem Holdings, Inc. (a)	2,012	19
Inhibrx, Inc. (a)	3,270	69
Inmune Bio, Inc. (a) (b)	1,306	9
Innovage Holding Corp. (a)	1,973	12
Innoviva, Inc. (a)	7,741	91
Inogen, Inc. (a)	2,491	33
Inotiv, Inc. (a) (b)	2,208	12
Inovio Pharmaceuticals, Inc. (a)	28,563	22
Inozyme Pharma, Inc. (a)	2,715	15
Insmed, Inc. (a)	14,877	290
Inspire Medical Systems, Inc. (a)	3,190	854
Instil Bio, Inc. (a)	7,996	5
Integer Holdings Corp. (a)	3,650	301
Integra LifeSciences Holdings Corp. (a)	7,959	440
Intellia Therapeutics, Inc. (a)	9,270	350

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Intercept Pharmaceuticals, Inc. (a)	3,945	$68
Intra-Cellular Therapies, Inc. (a)	10,293	640
Invitae Corp. (a) (b)	27,039	37
Invivyd, Inc. (a) (b)	4,151	5
Ionis Pharmaceuticals, Inc. (a)	15,439	546
Iovance Biotherapeutics, Inc. (a)	19,095	108
iRadimed Corp.	803	33
iRhythm Technologies, Inc. (a)	3,306	434
Ironwood Pharmaceuticals, Inc. (a)	16,928	176
iTeos Therapeutics, Inc. (a)	3,229	44
IVERIC bio, Inc. (a)	14,904	490
Janux Therapeutics, Inc. (a) (b)	2,474	38
Jasper Therapeutics, Inc. (a)	9,308	12
Jazz Pharmaceuticals PLC (a)	6,843	961
Jounce Therapeutics, Inc. (a)	4,922	9
KalVista Pharmaceuticals, Inc. (a)	2,865	24
Karuna Therapeutics, Inc. (a)	3,195	634
Karyopharm Therapeutics, Inc. (a)	11,684	42
Keros Therapeutics, Inc. (a)	2,206	98
Kezar Life Sciences, Inc. (a)	6,139	15
Kineta, Inc.	577	2
Kiniksa Pharmaceuticals Ltd. Class A (a)	3,792	41
Kinnate Biopharma, Inc. (a)	2,424	6
Know Labs, Inc. (a)	3,779	3
Kodiak Sciences, Inc. (a)	5,450	24
Kronos Bio, Inc. (a)	4,207	7
Krystal Biotech, Inc. (a)	2,337	196
Kura Oncology, Inc. (a)	7,190	70
Kymera Therapeutics, Inc. (a)	4,918	155
Lantern Pharma, Inc. (a)	766	4
Lantheus Holdings, Inc. (a)	7,416	634
Larimar Therapeutics, Inc. (a)	4,702	22
Leap Therapeutics, Inc. (a)	9,317	4
Legend Biotech Corp., ADR (a)	3,939	271
LeMaitre Vascular, Inc.	2,169	117
LENSAR, Inc. (a)	1,062	3
Lexicon Pharmaceuticals, Inc. (a)	20,723	50
LifeMD, Inc. (a)	2,571	4
LifeStance Health Group, Inc. (a) (b)	8,426	69
Ligand Pharmaceuticals, Inc. (a)	1,799	137
Lineage Cell Therapeutics, Inc. (a) (b)	18,854	26
Liquidia Technologies, Inc. (a) (b)	5,853	39
Longboard Pharmaceuticals, Inc. (a)	1,473	12
Lyell Immunopharma, Inc. (a)	13,408	27
Lyra Therapeutics, Inc. (a)	2,530	6
MacroGenics, Inc. (a)	6,681	46
Madrigal Pharmaceuticals, Inc. (a)	1,545	482
Magenta Therapeutics, Inc. (a)	5,019	4
MannKind Corp. (a)	28,605	110
Maravai LifeSciences Holdings, Inc. Class A (a)	12,086	167
See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Marinus Pharmaceuticals, Inc. (a)	5,114	$47
Masimo Corp. (a)	5,418	1,025
MaxCyte, Inc. (a)	9,915	50
Medpace Holdings, Inc. (a)	2,644	529
MEI Pharma, Inc. (a)	641	3
MeiraGTx Holdings PLC (a)	4,128	22
Merit Medical Systems, Inc. (a)	6,250	508
Merrimack Pharmaceuticals, Inc. (a) (b)	1,368	17
Mersana Therapeutics, Inc. (a)	9,440	41
Mesa Laboratories, Inc.	575	96
MiMedx Group, Inc. (a)	9,679	37
Mind Medicine MindMed, Inc. (a)	3,957	15
Mineralys Therapeutics, Inc. (a)	1,751	24
MiNK Therapeutics, Inc. (a)	449	1
Mirati Therapeutics, Inc. (a)	5,936	263
Mirum Pharmaceuticals, Inc. (a)	2,685	72
ModivCare, Inc. (a)	1,553	99
Molecular Templates, Inc. (a)	4,797	2
Monte Rosa Therapeutics, Inc. (a)	4,338	20
Morphic Holding, Inc. (a)	3,278	155
Multiplan Corp. (a)	30,077	29
Mustang Bio, Inc. (a)	612	3
MyMD Pharmaceuticals, Inc. (a) (b)	3,626	7
Myriad Genetics, Inc. (a)	8,717	186
NanoString Technologies, Inc. (a)	5,174	51
Natera, Inc. (a)	11,298	573
National HealthCare Corp.	1,377	80
National Research Corp.	1,605	70
Nautilus Biotechnology, Inc. (a)	5,595	14
Nektar Therapeutics (a)	20,426	15
Neogen Corp. (a)	24,220	417
NeoGenomics, Inc. (a)	13,870	203
Neurocrine Biosciences, Inc. (a)	10,606	1,072
Neuronetics, Inc. (a)	2,744	6
NeuroPace, Inc. (a)	893	4
Nevro Corp. (a)	3,743	110
NextCure, Inc. (a)	2,177	3
NextGen Healthcare, Inc. (a)	5,918	99
NGM Biopharmaceuticals, Inc. (a)	4,212	19
Nkarta, Inc. (a)	4,156	21
Novan, Inc. (a)	2,713	3
Novavax, Inc. (a) (b)	9,365	72
NRX Pharmaceuticals, Inc. (a)	4,473	3
Nurix Therapeutics, Inc. (a)	4,714	45
Nutex Health, Inc. (a) (b)	34,217	19
Nuvalent, Inc. Class A (a)	4,915	174
NuVasive, Inc. (a)	5,848	252
Nuvation Bio, Inc. (a)	15,833	25
Nuvectis Pharma, Inc. (a)	525	8
Oak Street Health, Inc. (a)	13,065	509

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ocean Biomedical, Inc. (a)	1,168	$8
Ocugen, Inc. (a) (b)	24,607	18
Ocular Therapeutix, Inc. (a)	8,542	53
Ocuphire Pharma, Inc. (a)	2,214	11
Olema Pharmaceuticals, Inc. (a)	3,853	18
Omega Therapeutics, Inc. (a)	1,724	13
Omeros Corp. (a)	6,746	39
Omniab, Inc. (a)	10,420	36
Omniab, Inc. (a) (d)	698	—
Omniab, Inc. (a) (d)	698	—
Omnicell, Inc. (a)	4,904	298
Oncocyte Corp. (a)	11,830	3
Oncternal Therapeutics, Inc. (a)	5,861	2
OPKO Health, Inc. (a)	46,752	69
OptimizeRx Corp. (a)	1,845	28
Optinose, Inc. (a)	7,137	12
Option Care Health, Inc. (a)	17,330	557
Oramed Pharmaceuticals, Inc. (a) (b)	4,162	9
OraSure Technologies, Inc. (a)	7,811	53
Orchestra BioMed Holdings, Inc. (a) (b)	2,232	36
Organogenesis Holdings, Inc. (a)	7,481	15
ORIC Pharmaceuticals, Inc. (a)	2,881	15
Orthofix Medical, Inc. (a)	3,834	72
OrthoPediatrics Corp. (a)	1,719	87
Outlook Therapeutics, Inc. (a) (b)	13,802	14
Outset Medical, Inc. (a)	5,178	93
Owens & Minor, Inc. (a)	8,206	128
Owlet, Inc. (a)	6,433	2
P3 Health Partners, Inc. (a) (b)	2,793	4
Pacific Biosciences of California, Inc. (a)	24,292	257
Pacira BioSciences, Inc. (a)	5,038	228
Palatin Technologies, Inc. (a) (b)	1,136	3
Paragon 28, Inc. (a)	3,757	69
Paratek Pharmaceuticals, Inc. (a)	5,041	8
Pardes Biosciences, Inc. (a)	3,250	6
Passage Bio, Inc. (a)	3,238	3
Patterson Cos., Inc.	9,680	262
PAVmed, Inc. (a)	8,923	4
PDL BioPharma, Inc. (a) (d)	17,605	8
PDS Biotechnology Corp. (a) (b)	2,937	18
Pediatrix Medical Group, Inc. (a)	9,024	129
Penumbra, Inc. (a)	4,000	1,136
PepGen, Inc. (a)	2,145	32
Perrigo Co. PLC	15,087	561
Personalis, Inc. (a)	4,068	9
PetIQ, Inc. (a)	3,019	36
PharmaCyte Biotech, Inc. (a)	1,804	5
Phathom Pharmaceuticals, Inc. (a) (b)	2,097	22
PhenomeX, Inc. (a)	3,697	4
Phibro Animal Health Corp. Class A	2,255	35

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Phreesia, Inc. (a)	5,556	$176
Pieris Pharmaceuticals, Inc. (a)	7,086	5
Pliant Therapeutics, Inc. (a)	4,480	127
PMV Pharmaceuticals, Inc. (a)	3,479	16
Point Biopharma Global, Inc. (a)	9,587	74
Poseida Therapeutics, Inc. (a)	6,162	16
Praxis Precision Medicines, Inc. (a)	4,989	5
Precigen, Inc. (a)	14,342	17
Precision BioSciences, Inc. (a)	9,695	8
Predictive Oncology, Inc. (a)	420	1
Prelude Therapeutics, Inc. (a) (b)	2,571	17
Premier, Inc. Class A	13,186	439
Prestige Consumer Healthcare, Inc. (a)	5,511	339
Prime Medicine, Inc. (a) (b)	3,050	42
Privia Health Group, Inc. (a)	9,733	269
PROCEPT BioRobotics Corp. (a)	4,660	142
Pro-Dex, Inc. (a)	266	4
Progyny, Inc. (a)	8,327	277
Prometheus Biosciences, Inc. (a)	4,048	785
ProPhase Labs, Inc. (b)	1,368	10
Protagonist Therapeutics, Inc. (a)	4,851	110
Protalix BioTherapeutics, Inc. (a) (b)	5,657	16
Prothena Corp. PLC (a)	5,536	291
PTC Therapeutics, Inc. (a)	8,106	447
Pulmonx Corp. (a)	3,480	41
Pulse Biosciences, Inc. (a) (b)	1,752	11
Puma Biotechnology, Inc. (a)	4,244	11
Pyxis Oncology, Inc. (a) (b)	2,436	7
Quanterix Corp. (a)	3,737	47
Quantum-Si, Inc. (a)	10,611	16
QuidelOrtho Corp. (a)	5,366	483
Quince Therapeutics, Inc. (a) (b)	3,075	5
Quipt Home Medical Corp. (a)	3,875	23
R1 RCM, Inc. (a)	21,476	335
RadNet, Inc. (a)	5,591	155
Rain Oncology, Inc. (a)	1,833	13
Rallybio Corp. (a)	1,701	9
Rani Therapeutics Holdings, Inc. (a)	1,827	9
RAPT Therapeutics, Inc. (a)	2,966	54
Reata Pharmaceuticals, Inc. Class A (a)	3,093	306
Recursion Pharmaceuticals, Inc. Class A (a)	12,622	60
REGENXBIO, Inc. (a)	4,366	85
Relay Therapeutics, Inc. (a)	9,482	108
Relmada Therapeutics, Inc. (a)	3,101	8
Reneo Pharmaceuticals, Inc. (a)	1,236	13
RenovoRx, Inc. (a)	814	3
Repligen Corp. (a)	5,785	877
Replimune Group, Inc. (a)	4,380	73
Retractable Technologies, Inc. (a)	1,807	3
Revance Therapeutics, Inc. (a)	8,666	276

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Reviva Pharmaceuticals Holdings, Inc. (a) (b)	1,764	$12
REVOLUTION Medicines, Inc. (a)	8,010	188
Rhythm Pharmaceuticals, Inc. (a)	5,429	109
Rigel Pharmaceuticals, Inc. (a)	19,172	22
Rocket Pharmaceuticals, Inc. (a)	8,204	147
Royalty Pharma PLC Class A	41,712	1,466
RxSight, Inc. (a)	2,270	41
SAB Biotherapeutics, Inc. (a)	3,669	3
Sage Therapeutics, Inc. (a)	5,755	281
Sana Biotechnology, Inc. (a) (b)	9,188	49
Sanara Medtech, Inc. (a)	363	15
Sangamo Therapeutics, Inc. (a)	14,725	22
Sarepta Therapeutics, Inc. (a)	9,245	1,135
Satsuma Pharmaceuticals, Inc. (a)	3,041	3
Savara, Inc. (a)	7,667	14
Scholar Rock Holding Corp. (a)	4,225	27
Schrodinger, Inc. (a)	6,537	193
Science 37 Holdings, Inc. (a)	8,626	2
Scilex Holding Co. (a) (b)	8,726	63
scPharmaceuticals, Inc. (a) (b)	1,983	20
SCYNEXIS, Inc. (a)	3,512	11
Seagen, Inc. (a)	20,511	4,102
Seelos Therapeutics, Inc. (a)	11,646	8
Seer, Inc. (a)	4,530	15
Select Medical Holdings Corp.	11,525	352
Selecta Biosciences, Inc. (a) (b)	11,488	14
Sellas Life Sciences Group, Inc. (a) (b)	2,259	3
Semler Scientific, Inc. (a)	628	18
Sensei Biotherapeutics, Inc. (a)	1,892	3
Senseonics Holdings, Inc. (a) (b)	51,444	31
Sensus Healthcare, Inc. (a)	1,414	7
Senti Biosciences, Inc. (a)	2,899	3
Sera Prognostics, Inc. Class A (a)	1,691	6
Seres Therapeutics, Inc. (a)	10,469	51
Sharecare, Inc. (a)	31,689	49
Shockwave Medical, Inc. (a)	3,968	1,151
SI-BONE, Inc. (a)	3,332	74
SIGA Technologies, Inc.	4,692	27
Sight Sciences, Inc. (a)	3,183	31
Silk Road Medical, Inc. (a)	4,144	182
Simulations Plus, Inc.	1,822	76
Singular Genomics Systems, Inc. (a) (b)	4,959	5
SmileDirectClub, Inc. (a) (b)	12,961	5
Solid Biosciences, Inc. (a)	1,753	9
SomaLogic, Inc. (a)	15,128	42
Sonendo, Inc. (a) (b)	4,626	8
Sotera Health Co. (a)	11,064	186
Spectrum Pharmaceuticals, Inc. (a)	20,490	20
Spero Therapeutics, Inc. (a)	4,060	7
SpringWorks Therapeutics, Inc. (a)	4,963	116

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
STAAR Surgical Co. (a)	5,348	$377
Stereotaxis, Inc. (a)	6,960	12
Stoke Therapeutics, Inc. (a)	3,016	27
Structure Therapeutics, Inc., ADR (a)	1,804	45
Summit Therapeutics, Inc. (a)	12,180	16
Supernus Pharmaceuticals, Inc. (a)	5,815	214
Surface Oncology, Inc. (a)	5,764	3
Surgery Partners, Inc. (a)	6,421	255
Surmodics, Inc. (a)	1,511	35
Sutro Biopharma, Inc. (a)	5,666	24
Syndax Pharmaceuticals, Inc. (a)	6,486	133
Syneos Health, Inc. (a)	11,453	450
Synlogic, Inc. (a)	5,134	3
Syros Pharmaceuticals, Inc. (a) (b)	1,676	5
Tabula Rasa Healthcare, Inc. (a)	2,734	15
Tactile Systems Technology, Inc. (a)	2,498	46
Talaris Therapeutics, Inc. (a)	2,196	6
Talkspace, Inc. (a)	10,341	8
Tandem Diabetes Care, Inc. (a)	7,132	282
Tango Therapeutics, Inc. (a)	5,630	19
Tarsus Pharmaceuticals, Inc. (a)	2,092	31
Taysha Gene Therapies, Inc. (a)	4,126	3
TCR2 Therapeutics, Inc. (a)	3,421	6
Tela Bio, Inc. (a)	1,202	11
Teladoc Health, Inc. (a)	17,599	467
Tenaya Therapeutics, Inc. (a) (b)	4,230	22
Tenet Healthcare Corp. (a)	11,116	815
Terns Pharmaceuticals, Inc. (a)	2,848	37
TFF Pharmaceuticals, Inc. (a)	3,607	2
TG Therapeutics, Inc. (a)	15,146	376
The Ensign Group, Inc.	5,995	582
The Joint Corp. (a)	1,564	25
The Oncology Institute, Inc. (a)	3,240	2
The Pennant Group, Inc. (a)	3,026	42
TherapeuticsMD, Inc. (a)	997	4
Theseus Pharmaceuticals, Inc. (a)	1,040	11
Third Harmonic Bio, Inc. (a)	1,635	7
Tilray, Inc. Class 2 (a) (b)	68,275	160
Tonix Pharmaceuticals Holding Corp. (a)	6,818	4
Tracon Pharmaceuticals, Inc. (a)	2,239	2
TransMedics Group, Inc. (a)	3,470	274
Travere Therapeutics, Inc. (a)	7,773	168
Treace Medical Concepts, Inc. (a)	4,523	111
Trevi Therapeutics, Inc. (a)	4,028	14
TScan Therapeutics, Inc. (a)	1,442	3
Twist Bioscience Corp. (a)	6,116	76
Tyra Biosciences, Inc. (a)	2,174	31
U.S. Physical Therapy, Inc.	1,355	144
UFP Technologies, Inc. (a)	782	108
Ultragenyx Pharmaceutical, Inc. (a)	7,317	320

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
United Therapeutics Corp. (a)	5,085	$1,170
UNITY Biotechnology, Inc. (a)	1,382	3
UroGen Pharma Ltd. (a) (b)	2,146	25
Utah Medical Products, Inc.	382	36
Vanda Pharmaceuticals, Inc. (a)	6,107	37
Vapotherm, Inc. (a) (b)	3,828	2
Varex Imaging Corp. (a)	4,448	79
Vaxart, Inc. (a)	14,557	12
Vaxcyte, Inc. (a)	6,945	297
Vaxxinity, Inc. Class A (a)	4,148	9
VBI Vaccines, Inc. (a)	906	3
Veeva Systems, Inc. Class A (a)	15,633	2,800
Ventyx Biosciences, Inc. (a)	3,871	146
Vera Therapeutics, Inc. (a) (b)	2,866	19
Veracyte, Inc. (a)	7,960	180
Veradigm, Inc. (a)	11,876	148
Verastem, Inc. (a)	21,185	8
Vericel Corp. (a)	5,255	166
Verrica Pharmaceuticals, Inc. (a) (b)	2,716	17
Verve Therapeutics, Inc. (a)	4,211	67
Vicarious Surgical, Inc. (a) (b)	3,574	8
Viemed Healthcare, Inc. (a)	3,749	41
ViewRay, Inc. (a)	19,108	23
Vigil Neuroscience, Inc. (a)	837	7
Viking Therapeutics, Inc. (a)	7,645	163
Vir Biotechnology, Inc. (a)	9,247	233
Viracta Therapeutics, Inc. (a)	2,952	4
Viridian Therapeutics, Inc. (a)	3,878	109
VistaGen Therapeutics, Inc. (a)	24,328	3
Vivani Medical, Inc. (a)	4,035	4
VolitionRX Ltd. (a)	4,757	8
Vor BioPharma, Inc. (a)	5,958	27
Voyager Therapeutics, Inc. (a)	2,767	20
Werewolf Therapeutics, Inc. (a)	2,169	5
X4 Pharmaceuticals, Inc. (a)	9,802	14
XBiotech, Inc. (a)	1,874	6
Xencor, Inc. (a)	6,580	174
Xeris Biopharma Holdings, Inc. (a) (b)	14,017	32
Xilio Therapeutics, Inc. (a)	1,107	4
XOMA Corp. (a)	1,271	23
Y-mAbs Therapeutics, Inc. (a)	3,962	24
Zentalis Pharmaceuticals, Inc. (a)	5,725	126
Zevra Therapeutics, Inc. (a)	3,517	19
Zimvie, Inc. (a)	2,805	23
ZIOPHARM Oncology, Inc. (a) (b)	24,242	14
Zomedica Corp. (a) (b)	108,703	22
Zymeworks, Inc. (a)	6,423	54
Zynerba Pharmaceuticals, Inc. (a)	5,008	2
Zynex, Inc. (a)	2,308	26
		90,641

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (16.4%):
3D Systems Corp. (a)	14,256	$131
AAON, Inc.	4,710	462
AAR Corp. (a)	3,668	194
ABM Industries, Inc.	7,277	310
ACCO Brands Corp.	10,139	46
Acme United Corp.	344	9
Acuity Brands, Inc.	3,591	565
ACV Auctions, Inc. Class A (a)	13,874	181
Advanced Drainage Systems, Inc.	7,828	671
Advent Technologies Holdings, Inc. (a) (b)	3,070	2
AECOM	15,570	1,293
Aerojet Rocketdyne Holdings, Inc. (a)	8,498	479
AeroVironment, Inc. (a)	2,678	270
AerSale Corp. (a)	2,321	38
AERWINS Technology, Inc. (a)	4,931	4
AGCO Corp.	6,937	860
AgEagle Aerial Systems, Inc. (a)	8,874	3
Air Lease Corp.	11,556	465
Air T, Inc.	161	4
Air Transport Services Group, Inc. (a)	6,356	129
Alamo Group, Inc.	1,314	232
Albany International Corp.	3,450	315
Alight, Inc. Class A (a)	32,149	297
Allegiant Travel Co. (a)	1,727	179
Allied Motion Technologies, Inc.	1,479	51
Allison Transmission Holdings, Inc.	10,190	497
Alta Equipment Group, Inc.	2,669	38
Ameresco, Inc. Class A (a)	3,534	147
American Superconductor Corp. (a)	3,142	13
American Woodmark Corp. (a)	1,825	92
Amprius Technologies, Inc. (a)	1,135	11
API Group Corp. (a)	24,112	549
Apogee Enterprises, Inc.	2,439	104
Applied Industrial Technologies, Inc.	4,239	575
Aqua Metals, Inc. (a)	7,289	8
ARC Document Solutions, Inc.	4,049	12
ArcBest Corp.	2,654	251
Archer Aviation, Inc. Class A (a)	14,135	28
Arcosa, Inc.	5,374	363
Argan, Inc.	1,446	58
Aris Water Solution, Inc. Class A	3,150	23
Armstrong World Industries, Inc.	5,066	348
Array Technologies, Inc. (a)	16,188	331
ASGN, Inc. (a)	5,359	384
Astec Industries, Inc.	2,494	103
Astra Space, Inc. (a) (b)	18,758	8
Astronics Corp. (a)	2,838	42
Asure Software, Inc. (a)	2,010	27
Atkore, Inc. (a)	4,382	554

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Atlis Motor Vehicles, Inc. (a)	2,517	$1
Ault Alliance, Inc. (a)	32,723	3
Aurora Innovation, Inc. (a)	34,202	49
Avis Budget Group, Inc. (a)	4,335	766
Axon Enterprise, Inc. (a)	7,675	1,617
AZZ, Inc.	2,733	103
Babcock & Wilcox Enterprises, Inc. (a)	9,533	59
Barnes Group, Inc.	5,384	226
Barrett Business Services, Inc.	747	62
Beacon Roofing Supply, Inc. (a)	5,472	329
Beam Global (a)	950	8
Berkshire Grey, Inc. (a)	5,818	8
BGSF, Inc.	1,083	10
BlackSky Technology, Inc. (a) (b)	7,342	9
Blade Air Mobility, Inc. (a)	3,452	9
Blink Charging Co. (a) (b)	5,566	40
Bloom Energy Corp. Class A (a)	19,842	330
Blue Bird Corp. (a)	2,297	43
BlueLinx Holdings, Inc. (a)	983	69
Boise Cascade Co.	4,377	299
Booz Allen Hamilton Holding Corp.	14,525	1,390
Bowman Consulting Group Ltd. (a)	1,106	33
Brady Corp. Class A	5,074	259
Bridger Aerospace Group Holdings, Inc. (a)	1,520	7
BrightView Holdings, Inc. (a)	4,295	24
Broadwind, Inc. (a) (b)	1,967	10
Builders FirstSource, Inc. (a)	15,155	1,436
BWX Technologies, Inc.	10,221	660
Byrna Technologies, Inc. (a)	1,934	10
CACI International, Inc. Class A (a)	2,608	817
Cadre Holdings, Inc.	1,799	38
Capstone Green Energy Corp. (a)	1,972	2
Carlisle Cos., Inc.	5,674	1,225
Casella Waste Systems, Inc. (a)	5,623	500
CBIZ, Inc. (a)	5,411	285
CECO Environmental Corp. (a)	3,225	37
ChargePoint Holdings, Inc. (a) (b)	28,330	246
Chart Industries, Inc. (a)	4,739	631
Chicago Rivet & Machine Co.	99	3
Cimpress PLC (a)	2,411	125
CIRCOR International, Inc. (a)	2,213	62
Civeo Corp. (a)	1,501	29
Clean Harbors, Inc. (a)	5,635	818
Columbus McKinnon Corp.	3,141	109
Comfort Systems USA, Inc.	3,925	587
Commercial Vehicle Group, Inc. (a)	3,252	24
CompX International, Inc.	165	3
Concentrix Corp.	4,843	467
Concrete Pumping Holdings, Inc. (a)	2,730	19
Conduent, Inc. (a)	22,269	78

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Construction Partners, Inc. Class A (a)	4,450	$115
Core & Main, Inc. Class A (a)	8,114	211
CoreCivic, Inc. (a)	12,396	109
Covenant Logistics Group, Inc. Class A	1,000	39
CPI Aerostructures, Inc. (a)	1,026	3
CRA International, Inc.	768	81
Crane Co. (a)	5,348	385
Crane NXT Co.	5,348	253
CSG Systems International, Inc.	3,398	179
CSW Industrials, Inc.	1,717	231
Curtiss-Wright Corp.	4,293	729
Custom Truck One Source, Inc. (a)	6,907	43
Daseke, Inc. (a)	4,448	36
Deluxe Corp.	4,786	73
Desktop Metal, Inc. Class A (a) (b)	26,688	59
DLH Holdings Corp. (a)	1,308	13
Donaldson Co., Inc.	13,498	858
Douglas Dynamics, Inc.	2,487	73
Driven Brands Holdings, Inc. (a)	6,940	213
Ducommun, Inc. (a)	1,253	63
Dun & Bradstreet Holdings, Inc.	24,899	278
DXP Enterprises, Inc. (a)	1,766	45
Dycom Industries, Inc. (a)	3,212	298
Eagle Bulk Shipping, Inc.	1,426	64
EMCOR Group, Inc.	5,233	895
Emeren Group Ltd., ADR (a) (b)	6,752	28
Encore Wire Corp.	1,953	305
Energous Corp. (a)	8,398	3
Energy Recovery, Inc. (a)	5,647	127
Energy Vault Holdings, Inc. (a)	6,971	12
Enerpac Tool Group Corp.	6,256	149
EnerSys	4,486	372
Ennis, Inc.	2,779	54
Enovix Corp. (a) (b)	13,203	143
EnPro Industries, Inc.	2,313	218
Eos Energy Enterprises, Inc. (a) (b)	8,791	15
Esab Corp.	6,328	369
ESCO Technologies, Inc.	2,833	265
Espey Manufacturing & Electronics Corp.	188	4
ESS Tech, Inc. (a) (b)	5,665	6
EVI Industries, Inc. (a)	578	12
Evoqua Water Technologies Corp. (a)	13,417	663
ExlService Holdings, Inc. (a)	3,557	635
Exponent, Inc.	5,617	517
Federal Signal Corp.	6,658	342
First Advantage Corp. (a)	6,126	79
FiscalNote Holdings, Inc. (a) (b)	11,291	20
Flowserve Corp.	14,644	489
Fluence Energy, Inc. (a)	6,509	118
Fluor Corp. (a)	15,630	454

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Flux Power Holdings, Inc. (a)	1,275	$5
Forrester Research, Inc. (a)	1,282	40
Fortune Brands Innovations, Inc.	14,201	919
Forward Air Corp.	2,949	311
Franklin Covey Co. (a)	1,340	49
Franklin Electric Co., Inc.	4,295	384
FreightCar America, Inc. (a)	1,234	4
Frontier Group Holdings, Inc. (a)	4,148	39
FTAI Aviation Ltd.	10,944	311
FTAI Infrastructure, Inc.	11,024	34
FTC Solar, Inc. (a)	3,926	11
FTI Consulting, Inc. (a)	3,687	666
Fuel Tech, Inc. (a)	2,613	3
FuelCell Energy, Inc. (a)	45,460	85
Gates Industrial Corp. PLC (a)	11,399	154
GATX Corp.	3,916	446
GEE Group, Inc. (a)	12,181	6
Genco Shipping & Trading Ltd.	4,458	69
Gencor Industries, Inc. (a)	1,148	15
Genpact Ltd.	18,892	842
Gibraltar Industries, Inc. (a)	3,436	172
Global Industrial Co.	723	19
GMS, Inc. (a)	4,618	268
Graco, Inc.	18,612	1,476
GrafTech International Ltd.	21,564	102
Graham Corp. (a)	1,108	14
Granite Construction, Inc.	4,853	185
Great Lakes Dredge & Dock Corp. (a)	7,193	41
Griffon Corp.	5,319	151
GXO Logistics, Inc. (a)	13,042	693
H&E Equipment Services, Inc.	3,540	129
Harsco Corp. (a)	8,727	60
Hawaiian Holdings, Inc. (a)	5,590	47
Hayward Holdings, Inc. (a)	18,702	225
Healthcare Services Group, Inc.	8,252	129
Heartland Express, Inc.	5,219	76
HEICO Corp.	4,704	793
HEICO Corp. Class A	8,282	1,112
Heidrick & Struggles International, Inc.	2,180	55
Heliogen, Inc. (a)	14,800	4
Helios Technologies, Inc.	3,616	217
Herc Holdings, Inc.	3,197	320
Heritage-Crystal Clean, Inc. (a)	1,762	62
Hertz Global Holdings, Inc. (a)	35,042	585
Hexcel Corp.	9,349	674
Hillenbrand, Inc.	7,698	351
Hillman Solutions Corp. (a)	15,913	134
HireQuest, Inc.	591	12
HireRight Holdings Corp. (a)	1,958	21
HNI Corp.	4,501	117

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hub Group, Inc. Class A (a)	3,549	$268
Hubbell, Inc.	6,006	1,618
Hudson Global, Inc. (a)	256	6
Hudson Technologies, Inc. (a)	4,211	33
Hurco Cos., Inc.	707	16
Huron Consulting Group, Inc. (a)	2,101	178
Hydrofarm Holdings Group, Inc. (a)	4,352	7
Hyliion Holdings Corp. (a)	12,081	17
Hyster-Yale Materials Handling, Inc.	648	34
Hyzon Motors, Inc. (a) (b)	8,887	7
IBEX Ltd. (a)	1,043	21
ICF International, Inc.	2,048	233
Ideal Power, Inc. (a)	589	6
Ideanomics, Inc. (a) (b)	69,665	2
IES Holdings, Inc. (a)	2,169	94
Innodata, Inc. (a)	2,791	18
INNOVATE Corp. (a) (b)	5,442	16
Insperity, Inc.	3,987	488
Insteel Industries, Inc.	2,070	57
Interface, Inc.	6,321	50
ITT, Inc.	9,174	775
Janus International Group, Inc. (a)	9,202	83
JELD-WEN Holding, Inc. (a)	9,261	118
JetBlue Airways Corp. (a)	36,290	259
Joby Aviation, Inc. (a) (b)	34,511	149
John Bean Technologies Corp.	3,498	380
Kadant, Inc.	1,294	240
Kaman Corp.	3,108	69
KAR Auction Services, Inc. (a)	11,960	162
Karat Packaging, Inc.	647	9
KBR, Inc.	15,150	859
Kelly Services, Inc. Class A	3,760	62
Kennametal, Inc.	8,572	223
Kforce, Inc.	2,140	127
Kimball International, Inc. Class B	3,958	49
Kirby Corp. (a)	6,644	477
Knightscope, Inc. Class A (a)	2,897	2
Knight-Swift Transportation Holdings, Inc.	16,770	944
Korn Ferry	5,787	278
Kratos Defense & Security Solutions, Inc. (a)	13,831	178
KULR Technology Group, Inc. (a)	8,210	5
Landstar System, Inc.	3,985	701
Lawson Products, Inc. (a)	2,130	99
LB Foster Co. Class A (a)	1,091	12
Legalzoom.com, Inc. (a)	9,496	89
Lennox International, Inc.	3,577	1,008
Leonardo DRS, Inc. (a)	4,957	75
Lightning eMotors, Inc. (a)	287	1
Limbach Holdings, Inc. (a)	986	17
Lincoln Electric Holdings, Inc.	6,405	1,075

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lindsay Corp.	1,221	$147
Liquidity Services, Inc. (a)	2,589	34
LSI Industries, Inc.	3,029	38
Lyft, Inc. Class A (a)	34,741	356
Manitex International, Inc. (a)	1,531	8
ManpowerGroup, Inc.	5,608	425
Markforged Holding Corp. (a)	11,309	11
Marten Transport Ltd.	6,455	130
Masonite International Corp. (a)	2,445	224
MasTec, Inc. (a)	6,662	592
Mastech Digital, Inc. (a)	378	3
Masterbrand, Inc. (a)	14,200	115
Matrix Service Co. (a)	2,877	14
Matson, Inc.	3,925	267
Matthews International Corp. Class A	3,272	124
Maxar Technologies, Inc.	8,121	428
Maximus, Inc.	6,741	564
Mayville Engineering Co., Inc. (a)	1,334	16
McGrath RentCorp	2,705	240
MDU Resources Group, Inc.	21,646	633
Mercury Systems, Inc. (a)	6,316	301
Mesa Air Group, Inc. (a)	3,577	8
Micromobility.com, Inc. (a)	518	1
Microvast Holdings, Inc. (a)	15,595	16
Miller Industries, Inc.	1,267	41
MillerKnoll, Inc.	8,385	143
Mistras Group, Inc. (a)	1,942	16
Molekule Group, Inc. (a)	1,261	2
Momentus, Inc. (a)	6,532	3
Montrose Environmental Group, Inc. (a)	3,063	93
Moog, Inc. Class A	3,153	284
MRC Global, Inc. (a)	8,905	87
MSA Safety, Inc.	4,086	530
MSC Industrial Direct Co., Inc.	5,143	467
Mueller Industries, Inc.	6,180	444
Mueller Water Products, Inc. Class A	17,159	230
MYR Group, Inc. (a)	1,811	232
National Presto Industries, Inc.	586	40
NEXTracker, Inc. Class A (a)	5,140	162
Nikola Corp. (a) (b)	45,344	40
Nl Industries, Inc.	929	6
NN, Inc. (a)	4,719	5
Northwest Pipe Co. (a)	1,080	30
NOW, Inc. (a)	12,239	131
NV5 Global, Inc. (a)	1,412	134
nVent Electric PLC	18,293	767
Ocean Power Technologies, Inc. (a)	6,263	3
Omega Flex, Inc.	373	41
Oshkosh Corp.	7,258	555
Owens Corning	10,069	1,075

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
PAM Transportation Services, Inc.	721	$16
Pangaea Logistics Solutions Ltd.	2,829	18
Park Aerospace Corp.	2,225	29
Park-Ohio Holdings Corp.	963	12
Parsons Corp. (a)	11,615	505
Paycor HCM, Inc. (a)	7,117	167
Paylocity Holding Corp. (a)	4,687	906
Performant Financial Corp. (a)	7,074	23
Perma-Fix Environmental Services (a)	1,149	10
PGT Innovations, Inc. (a)	6,386	164
Pitney Bowes, Inc.	17,369	61
Planet Labs PBC (a)	17,713	72
Plug Power, Inc. (a) (b)	59,177	534
Powell Industries, Inc.	1,021	41
Preformed Line Products Co.	309	38
Primoris Services Corp.	5,891	149
Proterra, Inc. (a)	18,697	22
Proto Labs, Inc. (a)	2,959	85
Quad/Graphics, Inc. (a)	3,375	12
Quanex Building Products Corp.	3,650	70
Quest Resource Holding Corp. (a)	1,836	10
Radiant Logistics, Inc. (a)	4,156	27
RBC Bearings, Inc. (a)	3,187	723
RCM Technologies, Inc. (a)	739	8
Red Violet, Inc. (a) (b)	1,043	18
Redwire Corp. (a)	2,145	7
Regal Rexnord Corp.	7,347	956
Resideo Technologies, Inc. (a)	16,015	285
Resources Connection, Inc.	3,543	52
REV Group, Inc.	3,354	36
Rocket Lab USA, Inc. (a) (b)	28,635	112
Rush Enterprises, Inc. Class A	4,416	235
RXO, Inc. (a)	12,771	231
Ryder System, Inc.	5,031	398
Saia, Inc. (a)	2,965	883
Sarcos Technology and Robotics Corp. (a)	8,839	4
Schneider National, Inc. Class B	6,387	167
Science Applications International Corp.	6,059	618
Sensata Technologies Holding PLC	16,916	735
SES AI Corp. (a)	16,797	27
ShiftPixy, Inc. (a)	997	3
Shoals Technologies Group, Inc. Class A (a)	12,083	252
Simpson Manufacturing Co., Inc.	4,725	594
SiteOne Landscape Supply, Inc. (a)	4,953	732
Skillsoft Corp. (a)	9,395	12
SkyWest, Inc. (a)	5,425	154
SKYX Platforms Corp. (a) (b)	5,285	20
SP Plus Corp. (a)	2,095	72
Spire Global, Inc. (a)	9,410	7
Spirit AeroSystems Holdings, Inc. Class A	11,676	347

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Spirit Airlines, Inc.	12,105	$207
SPX Technologies, Inc. (a)	4,962	316
SS&C Technologies Holdings, Inc.	24,557	1,438
Standex International Corp.	1,312	161
StarTek, Inc. (a)	857	3
Steel Connect, Inc. (a)	4,212	4
Steelcase, Inc. Class A	9,226	74
Stem, Inc. (a)	15,588	66
Stericycle, Inc. (a)	10,329	472
Sterling Check Corp. (a)	9,244	104
Sterling Infrastructure, Inc. (a)	3,263	120
Sun Country Airlines Holdings, Inc. (a)	3,597	71
SunPower Corp. (a) (b)	9,563	126
Sunrun, Inc. (a)	23,305	490
Sunworks, Inc. (a) (b)	3,824	3
Symbotic, Inc. (a) (b)	1,417	38
TaskUS, Inc. Class A (a)	2,994	40
Taylor Devices, Inc. (a)	334	7
Team, Inc. (a)	464	2
Tennant Co.	2,034	155
Terex Corp.	7,336	327
Terran Orbital Corp. (a) (b)	11,008	20
Tetra Tech, Inc.	5,904	817
Textainer Group Holdings Ltd.	4,499	158
The AZEK Co., Inc. (a)	16,382	445
The Brink's Co.	5,049	317
The GEO Group, Inc. (a)	13,214	100
The Gorman-Rupp Co.	2,516	62
The Greenbrier Cos., Inc.	3,526	93
The LS Starrett Co. Class A (a)	618	7
The Manitowoc Co., Inc. (a)	3,813	58
The Middleby Corp. (a)	5,736	808
The Shyft Group, Inc.	3,552	89
The Timken Co.	7,219	555
The Toro Co.	11,655	1,215
Thermon Group Holdings, Inc. (a)	3,679	76
Titan International, Inc. (a)	5,773	56
Titan Machinery, Inc. (a)	2,290	72
TPI Composites, Inc. (a)	4,635	57
Transcat, Inc. (a)	806	61
TransUnion	21,399	1,472
Trex Co., Inc. (a)	12,173	665
TriNet Group, Inc. (a)	6,250	580
Trinity Industries, Inc.	9,000	216
Triumph Group, Inc. (a)	7,139	77
TrueBlue, Inc. (a)	3,531	53
TTEC Holdings, Inc.	2,116	72
TuSimple Holdings, Inc. Class A (a) (b)	15,368	19
Tutor Perini Corp. (a)	4,672	25
Twin Disc, Inc. (a)	1,176	13

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
U.S. Xpress Enterprises, Inc. Class A (a)	3,039	$18
Uber Technologies, Inc. (a)	212,300	6,592
UFP Industries, Inc.	6,699	526
U-Haul Holding Co.	11,271	610
U-Haul Holding Co.	835	51
Ultralife Corp. (a)	1,066	4
UniFirst Corp.	1,675	274
Univar Solutions, Inc. (a)	17,539	623
Universal Logistics Holdings, Inc.	766	20
Upwork, Inc. (a)	12,914	124
Urban-Gro, Inc. (a)	819	2
V2X, Inc. (a)	1,213	52
Valmont Industries, Inc.	2,342	680
Velo3D, Inc. (a) (b)	9,607	22
Veritiv Corp.	1,436	165
Verra Mobility Corp. (a)	16,122	273
Vertiv Holdings Co.	34,244	511
Viad Corp. (a)	2,246	43
Vicor Corp. (a)	2,498	107
View, Inc. (a)	14,686	5
Virgin Galactic Holdings, Inc. (a) (b)	24,493	89
VSE Corp.	1,177	50
Wabash National Corp.	5,211	134
Watsco, Inc.	3,690	1,278
Watts Water Technologies, Inc. Class A	2,999	485
Werner Enterprises, Inc.	6,515	294
WESCO International, Inc.	4,900	706
Westwater Resources, Inc. (a)	5,277	4
Wheels Up Experience, Inc. (a)	18,856	9
Willdan Group, Inc. (a)	1,400	21
Williams Industrial Services Group, Inc. (a)	2,574	2
Willis Lease Finance Corp. (a)	212	11
WillScot Mobile Mini Holdings Corp. (a)	22,597	1,026
Woodward, Inc.	6,224	598
Xometry, Inc. Class A (a) (b)	4,263	59
Xos, Inc. (a)	5,835	3
XPO, Inc. (a)	12,683	560
Yellow Corp. (a)	3,657	7
Zurn Elkay Water Solutions Corp.	16,178	349
		110,590
Information Technology (16.0%):
8x8, Inc. (a)	12,033	35
908 Devices, Inc. (a) (b)	2,522	17
A10 Networks, Inc.	7,572	107
ACI Worldwide, Inc. (a)	11,993	304
ACM Research, Inc. Class A (a)	4,997	47
Adeia, Inc.	11,418	87
ADTRAN Holdings, Inc.	7,930	72
Advanced Energy Industries, Inc.	4,115	356
Aehr Test Systems (a)	2,861	71
See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Aeva Technologies, Inc. (a)	11,981	$12
AEye, Inc. (a) (b)	10,645	2
Agilysys, Inc. (a)	2,683	209
Airgain, Inc. (a)	1,065	6
Airspan Networks Holdings, Inc. (a)	2,235	1
Akoustis Technologies, Inc. (a)	7,616	22
Alarm.com Holdings, Inc. (a)	5,313	253
Alkami Technology, Inc. (a)	3,895	47
Allegro MicroSystems, Inc. (a)	7,725	276
Alpha & Omega Semiconductor Ltd. (a)	2,477	59
Altair Engineering, Inc. Class A (a)	5,754	397
Alteryx, Inc. Class A (a)	6,561	270
Ambarella, Inc. (a)	4,082	253
Amdocs Ltd.	13,537	1,235
American Software, Inc. Class A	3,541	42
Amkor Technology, Inc.	8,510	190
Amplitude, Inc. Class A (a)	5,081	58
Amtech Systems, Inc. (a)	1,004	9
Appfolio, Inc. Class A (a)	2,058	287
Appian Corp. (a)	4,508	169
Applied Digital Corp. (a)	6,033	19
Applied Optoelectronics, Inc. (a) (b)	2,939	6
AppLovin Corp. Class A (a)	12,805	218
Arlo Technologies, Inc. (a)	9,118	59
Arrow Electronics, Inc. (a)	6,465	740
Arteris, Inc. (a)	1,909	7
Asana, Inc. Class A (a)	8,701	141
Aspen Technology, Inc. (a)	3,194	565
Atlassian Corp. Class A (a)	16,651	2,459
Atomera, Inc. (a) (b)	2,550	20
AudioEye, Inc. (a)	657	4
AvePoint, Inc. (a)	12,131	53
Aviat Networks, Inc. (a)	1,200	39
Avid Technology, Inc. (a)	4,504	133
Avnet, Inc.	10,137	418
Axcelis Technologies, Inc. (a)	3,607	427
AXT, Inc. (a)	4,537	12
Backblaze, Inc. Class A (a)	1,148	5
Badger Meter, Inc.	3,249	430
Bel Fuse, Inc. Class A	182	8
Bel Fuse, Inc. Class B	1,124	46
Belden, Inc.	4,701	371
Benchmark Electronics, Inc.	3,823	82
Bentley Systems, Inc. Class B	23,880	1,016
BigCommerce Holdings, Inc. Class 1 (a)	6,686	49
BILL Holdings, Inc. (a)	11,444	879
Bit Digital, Inc. (a)	9,145	18
Black Knight, Inc. (a)	16,958	927
Blackbaud, Inc. (a)	4,760	330
Blackline, Inc. (a)	5,491	306

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Blend Labs, Inc. Class A (a)	16,020	$10
Box, Inc. Class A (a)	15,374	407
Boxlight Corp. Class A (a)	7,971	3
Braze, Inc. Class A (a)	4,791	141
Brightcove, Inc. (a)	4,478	19
BSQUARE Corp. (a)	1,996	2
C3.ai, Inc. Class A (a) (b)	9,688	173
CalAmp Corp. (a)	3,893	10
Calix, Inc. (a)	6,522	298
Cambium Networks Corp. (a)	1,317	20
Casa Systems, Inc. (a)	3,816	5
Castellum, Inc. (a)	2,930	3
CCC Intelligent Solutions Holdings, Inc. (a)	13,909	121
Cepton, Inc. (a)	4,734	2
Cerberus Cyber Sentinel Corp. (a)	6,643	1
Cerence, Inc. (a)	4,328	111
CEVA, Inc. (a)	2,520	63
Ciena Corp. (a)	16,463	758
Cipher Mining, Inc. (a) (b)	4,437	10
Cirrus Logic, Inc. (a)	6,191	531
Cleanspark, Inc. (a)	8,476	33
Clear Secure, Inc. Class A	8,443	204
Clearfield, Inc. (a)	1,450	63
Clearwater Analytics Holdings, Inc. Class A (a)	6,171	95
Climb Global Solutions, Inc.	422	19
Cloudflare, Inc. Class A (a)	31,260	1,471
Coda Octopus Group, Inc. (a)	538	4
Cognex Corp.	18,559	885
Coherent Corp. (a)	13,235	452
Cohu, Inc. (a)	5,193	176
CommScope Holding Co., Inc. (a)	22,656	112
CommVault Systems, Inc. (a)	4,893	285
CompoSecure, Inc. (a) (b)	1,271	10
Computer Task Group, Inc. (a)	1,567	11
Comtech Telecommunications Corp.	2,832	29
Confluent, Inc. Class A (a)	16,020	352
Consensus Cloud Solutions, Inc. (a)	2,044	76
Corsair Gaming, Inc. (a)	4,506	79
Couchbase, Inc. (a)	3,088	47
CPI Card Group, Inc. (a)	472	20
Credo Technology Group Holding Ltd. (a)	10,194	83
Crowdstrike Holdings, Inc. Class A (a)	23,724	2,848
CS Disco, Inc. (a)	2,976	18
CSP, Inc.	367	5
CTS Corp.	3,465	136
CVD Equipment Corp. (a)	629	6
Cvent Holding Corp. (a) (b)	4,919	41
Cyxtera Technologies, Inc. (a)	8,452	3
Daktronics, Inc. (a)	4,024	19
Datadog, Inc. Class A (a)	28,797	1,940

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Dave, Inc. (a)	541	$3
DecisionPoint Systems, Inc. (a)	671	5
Dell Technologies, Inc. Class C	26,064	1,134
Diebold Nixdorf, Inc. (a) (b)	8,329	7
Digi International, Inc. (a)	3,845	116
Digimarc Corp. (a)	1,568	27
Digital Turbine, Inc. (a)	10,559	124
DigitalOcean Holdings, Inc. (a)	6,519	206
Diodes, Inc. (a)	4,944	394
DocuSign, Inc. (a)	22,305	1,103
Dolby Laboratories, Inc. Class A	6,627	555
Domo, Inc. Class B (a)	3,330	53
DoubleVerify Holdings, Inc. (a)	9,975	293
Dropbox, Inc. Class A (a)	30,164	614
Dynatrace, Inc. (a)	23,967	1,013
DZS, Inc. (a)	2,353	16
E2open Parent Holdings, Inc. (a)	26,756	168
Eastman Kodak Co. (a) (b)	6,913	23
Ebix, Inc.	2,701	44
eGain Corp. (a)	2,483	18
Elastic NV (a)	8,463	485
Embark Technology, Inc. (a)	1,346	4
EMCORE Corp. (a)	3,837	4
EngageSmart, Inc. (a)	2,980	51
Entegris, Inc.	16,570	1,241
Envestnet, Inc. (a)	5,750	364
ePlus, Inc. (a)	2,954	129
Everbridge, Inc. (a)	4,384	115
Everspin Technologies, Inc. (a)	1,867	12
Evolv Technologies Holdings, Inc. (a)	7,940	29
Expensify, Inc. Class A (a)	3,593	27
Extreme Networks, Inc. (a)	14,185	252
FARO Technologies, Inc. (a)	2,083	49
Fastly, Inc. Class A (a)	12,645	187
Five9, Inc. (a)	7,742	502
Flex Ltd. (a)	50,038	1,029
Focus Universal, Inc. (a) (b)	2,997	6
ForgeRock, Inc. Class A (a)	4,647	93
FormFactor, Inc. (a)	8,544	233
Freshworks, Inc. Class A (a)	14,803	198
Gitlab, Inc. Class A (a)	8,380	254
GLOBALFOUNDRIES, Inc. (a)	8,551	503
GoDaddy, Inc. Class A (a)	17,030	1,289
Grid Dynamics Holdings, Inc. (a)	5,869	64
Guidewire Software, Inc. (a)	9,082	692
Harmonic, Inc. (a)	12,197	172
HashiCorp, Inc. Class A (a)	7,989	214
HubSpot, Inc. (a)	5,258	2,213
Ichor Holdings Ltd. (a)	3,163	88
Identiv, Inc. (a)	2,421	13

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Immersion Corp.	3,366	$22
Impinj, Inc. (a)	2,814	249
indie Semiconductor, Inc. Class A (a)	8,527	65
Infinera Corp. (a)	24,699	156
Informatica, Inc. Class A (a)	12,319	190
Information Services Group, Inc.	3,764	19
Inseego Corp. (a)	11,962	7
Insight Enterprises, Inc. (a)	3,712	449
Instructure Holdings, Inc. (a)	1,597	42
Intapp, Inc. (a)	4,357	176
Intelligent Systems Corp. (a)	706	18
InterDigital, Inc.	3,258	221
inTEST Corp. (a)	1,162	22
Intevac, Inc. (a)	2,716	17
IonQ, Inc. (a) (b)	15,011	83
IPG Photonics Corp.	3,362	387
IronNet, Inc. (a)	5,111	1
Issuer Direct Corp. (a)	315	6
Iteris, Inc. (a)	4,744	22
Itron, Inc. (a)	5,012	268
Jabil, Inc.	14,336	1,120
Jamf Holding Corp. (a)	4,978	94
JFrog Ltd. (a)	6,900	128
Kaleyra, Inc. (a)	1,419	3
Kaltura, Inc. (a)	6,121	11
Key Tronic Corp. (a)	1,121	8
Kimball Electronics, Inc. (a)	2,631	53
Knowles Corp. (a)	10,018	169
Kopin Corp. (a)	11,003	11
Kulicke & Soffa Industries, Inc.	6,161	294
KVH Industries, Inc. (a)	1,548	16
Kyndryl Holdings, Inc. (a)	25,237	365
Lantronix, Inc. (a)	3,313	12
Latch, Inc. (a)	11,519	9
Lattice Semiconductor Corp. (a)	15,240	1,215
Lightwave Logic, Inc. (a) (b)	12,517	56
Limelight Networks, Inc. (a)	15,143	10
Littelfuse, Inc.	2,720	659
LivePerson, Inc. (a)	7,849	36
LiveRamp Holdings, Inc. (a)	7,033	169
LiveVox Holdings, Inc. (a)	1,349	4
Lumentum Holdings, Inc. (a)	7,445	359
Luna Innovations, Inc. (a)	3,507	22
MACOM Technology Solutions Holdings, Inc. (a)	6,023	351
Magnachip Semiconductor Corp. (a)	4,731	42
Manhattan Associates, Inc. (a)	6,932	1,149
Marathon Digital Holdings, Inc. (a)	12,437	125
Marvell Technology, Inc.	95,602	3,774
Matterport, Inc. (a)	27,067	63
Mawson Infrastructure Group, Inc. (a)	1,273	4

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
MaxLinear, Inc. (a)	8,030	$194
MeridianLink, Inc. (a)	2,175	33
Meta Materials, Inc. (a) (b)	36,092	7
Methode Electronics, Inc.	3,842	158
MicroStrategy, Inc. (a) (b)	1,075	353
MicroVision, Inc. (a) (b)	19,503	39
Mirion Technologies, Inc. (a)	20,955	170
Mitek Systems, Inc. (a)	4,806	43
MKS Instruments, Inc.	6,483	544
Model N, Inc. (a)	3,974	122
Momentive Global, Inc. (a)	14,426	135
MongoDB, Inc. (a)	7,453	1,788
Movella Holdings, Inc. (a)	3,078	4
N-able, Inc. (a)	6,073	77
Napco Security Technologies, Inc. (a)	3,665	114
National Instruments Corp.	14,484	843
Navitas Semiconductor Corp. (a) (b)	10,143	54
nCino, Inc. (a)	6,719	166
NCR Corp. (a)	14,829	331
NETGEAR, Inc. (a)	3,078	44
NetScout Systems, Inc. (a)	7,633	208
New Relic, Inc. (a)	7,023	502
NextNav, Inc. (a)	2,979	6
nLight, Inc. (a)	4,823	42
Novanta, Inc. (a)	3,959	605
Nutanix, Inc. Class A (a)	25,526	612
NVE Corp.	530	40
Okta, Inc. (a)	16,603	1,138
Olo, Inc. Class A (a)	10,817	74
ON24, Inc. (a)	4,522	39
Ondas Holdings, Inc. (a)	4,094	4
OneSpan, Inc. (a)	4,045	60
Onto Innovation, Inc. (a)	5,409	438
OSI Systems, Inc. (a)	1,738	196
Ouster, Inc. (a)	1,315	5
PagerDuty, Inc. (a)	9,477	285
Palantir Technologies, Inc. Class A (a)	192,946	1,495
Palo Alto Networks, Inc. (a)	33,230	6,063
PAR Technology Corp. (a)	2,905	89
PC Connection, Inc.	1,267	51
PC-Telephone, Inc.	1,725	8
PDF Solutions, Inc. (a)	3,343	121
Pegasystems, Inc.	4,343	198
Perficient, Inc. (a)	3,764	244
PFSweb, Inc.	1,876	8
Photronics, Inc. (a)	6,641	96
Phunware, Inc. (a) (b)	10,693	6
Pixelworks, Inc. (a)	5,469	8
Plexus Corp. (a)	3,042	266
Porch Group, Inc. (a)	9,125	8

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Power Integrations, Inc.	6,257	$455
Powerfleet, Inc. (a)	3,647	10
PowerSchool Holdings, Inc. (a)	4,825	101
Presto Automation, Inc. (a)	3,165	11
Procore Technologies, Inc. (a)	13,358	713
Progress Software Corp.	4,760	261
PROS Holdings, Inc. (a)	4,626	131
Pure Storage, Inc. Class A (a)	31,870	728
Q2 Holdings, Inc. (a)	6,146	151
Qualtrics International, Inc. Class A (a)	11,453	205
Qualys, Inc. (a)	4,023	454
Quantum Computing, Inc. (a)	2,866	3
Rackspace Technology, Inc. (a)	5,439	8
Rambus, Inc. (a)	11,965	531
Rapid7, Inc. (a)	6,526	317
Red Cat Holdings, Inc. (a)	3,650	3
Rekor Systems, Inc. (a) (b)	5,583	7
Ribbon Communications, Inc. (a)	15,447	40
Richardson Electronics Ltd.	1,307	20
Rigetti Computing, Inc. (a)	8,545	4
Rimini Street, Inc. (a)	5,242	20
RingCentral, Inc. Class A (a)	9,337	257
Riot Platforms, Inc. (a) (b)	17,245	206
Rogers Corp. (a)	2,063	332
Rubicon Technologies, Inc. (a) (b)	3,129	2
Samsara, Inc. Class A (a)	11,156	201
Sanmina Corp. (a)	6,408	335
ScanSource, Inc. (a)	2,784	76
SecureWorks Corp. Class A (a)	968	9
SEMrush Holdings, Inc. Class A (a)	3,283	32
Semtech Corp. (a)	7,082	138
SentinelOne, Inc. Class A (a)	22,397	360
Silicon Laboratories, Inc. (a)	3,467	483
SiTime Corp. (a)	1,727	187
SkyWater Technology, Inc. (a)	1,553	14
SMART Global Holdings, Inc. (a)	5,238	81
SmartRent, Inc. (a) (b)	17,112	44
Smartsheet, Inc. Class A (a)	13,979	571
Smith Micro Software, Inc. (a)	5,543	6
Snowflake, Inc. Class A (a)	30,990	4,589
SolarWinds Corp. (a)	4,165	36
SoundHound AI, Inc. Class A (a) (b)	12,934	34
SoundThinking, Inc. (a)	985	29
SPI Energy Co. Ltd. (a)	2,293	3
Splunk, Inc. (a)	16,691	1,439
Sprinklr, Inc. Class A (a)	8,107	97
Sprout Social, Inc. Class A (a)	5,127	253
SPS Commerce, Inc. (a)	4,028	593
Squarespace, Inc. Class A (a)	4,088	127
Stratasys Ltd. (a)	6,585	95

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Sumo Logic, Inc. (a)	10,354	$124
Super Micro Computer, Inc. (a)	5,229	551
Synaptics, Inc. (a)	4,370	387
Synchronoss Technologies, Inc. (a)	9,773	9
TD SYNNEX Corp.	5,188	462
Telos Corp. (a)	5,347	9
Tenable Holdings, Inc. (a)	12,098	448
Teradata Corp. (a)	11,069	428
Terawulf, Inc. (a)	10,623	19
The Glimpse Group, Inc. (a)	1,067	4
The Hackett Group, Inc.	2,649	49
Thoughtworks Holding, Inc. (a)	9,876	62
Tingo Group, Inc. (a)	12,525	29
TTM Technologies, Inc. (a)	11,223	133
Turtle Beach Corp. (a)	1,725	19
Twilio, Inc. Class A (a)	19,508	1,026
UiPath, Inc. Class A (a)	41,637	586
Ultra Clean Holdings, Inc. (a)	4,868	139
Unisys Corp. (a)	7,291	23
Unity Software, Inc. (a)	26,456	714
Universal Display Corp.	4,870	650
Upland Software, Inc. (a)	3,140	12
Varonis Systems, Inc. (a)	11,577	268
Veeco Instruments, Inc. (a)	5,673	105
Verint Systems, Inc. (a)	7,233	264
Veritone, Inc. (a) (b)	3,496	17
Vertex, Inc. Class A (a)	4,095	85
Viant Technology, Inc. Class A (a)	1,469	7
Viasat, Inc. (a)	8,045	282
Viavi Solutions, Inc. (a)	24,935	223
VirnetX Holding Corp.	6,481	3
Vishay Intertechnology, Inc.	14,373	306
Vishay Precision Group, Inc. (a)	1,308	49
VMware, Inc. Class A (a)	23,834	2,980
Vontier Corp.	17,220	467
Weave Communications, Inc. (a)	3,600	16
WM Technology, Inc. (a)	8,050	6
Wolfspeed, Inc. (a)	13,801	642
Workday, Inc. Class A (a)	22,408	4,171
Workiva, Inc. (a)	5,184	484
Wrap Technologies, Inc. (a) (b)	2,948	4
Xerox Holdings Corp.	16,215	254
Xperi, Inc. (a)	4,662	44
Yext, Inc. (a)	11,081	97
Zeta Global Holdings Corp. Class A (a)	15,416	150
Zoom Video Communications, Inc. Class A (a)	24,222	1,488
Zscaler, Inc. (a)	9,533	859
Zuora, Inc. Class A (a)	13,920	108
		108,267

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (4.2%):
5E Advanced Materials, Inc. (a) (b)	4,006	$17
Advanced Emissions Solutions, Inc. (a)	2,043	4
AdvanSix, Inc.	2,951	111
Alcoa Corp.	19,631	729
Alpha Metallurgical Resources, Inc.	1,445	212
Alto Ingredients, Inc. (a)	7,999	10
American Vanguard Corp.	3,115	60
Amyris, Inc. (a) (b)	27,695	23
AptarGroup, Inc.	7,255	860
Arconic Corp. (a)	10,915	270
Arras Minerals Corp. (a)	4,451	1
Ascent Industries Co. (a)	971	9
Ashland, Inc.	6,020	612
Aspen Aerogels, Inc. (a)	7,192	45
ATI, Inc. (a)	14,266	551
Atlas Lithium Corp. (a) (b)	551	19
Avient Corp.	9,479	365
Axalta Coating Systems Ltd. (a)	24,768	782
Balchem Corp.	3,565	468
Berry Global Group, Inc.	13,602	786
Cabot Corp.	6,248	448
Carpenter Technology Corp.	5,327	281
Century Aluminum Co. (a)	8,793	76
Chase Corp.	788	86
Clearwater Paper Corp. (a)	1,821	66
Cleveland-Cliffs, Inc. (a)	56,528	869
Coeur Mining, Inc. (a)	32,464	110
Commercial Metals Co.	12,861	600
Compass Minerals International, Inc.	4,559	149
Core Molding Technologies, Inc. (a)	850	16
Crown Holdings, Inc.	13,171	1,130
Dakota Gold Corp. (a) (b)	5,984	20
Danimer Scientific, Inc. (a) (b)	9,996	32
Diversey Holdings Ltd. (a)	8,721	71
Eagle Materials, Inc.	3,999	593
Ecovyst, Inc. (a)	9,524	108
Element Solutions, Inc.	24,881	452
Flotek Industries, Inc. (a)	7,988	5
Friedman Industries, Inc.	703	8
FutureFuel Corp.	2,843	21
Gatos Silver, Inc. (a)	5,267	31
Ginkgo Bioworks Holdings, Inc. (a) (b)	112,322	137
Glatfelter Corp.	4,818	22
Gold Resource Corp.	9,804	9
Golden Minerals Co. (a)	14,260	3
Graphic Packaging Holding Co.	34,070	840
Greif, Inc. Class A	2,725	171
Hawkins, Inc.	2,146	87
Haynes International, Inc.	1,372	65

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
HB Fuller Co.	5,958	$394
Hecla Mining Co.	63,338	383
Huntsman Corp.	20,233	542
Hycroft Mining Holding Corp. (a)	17,682	7
Ingevity Corp. (a)	4,146	297
Innospec, Inc.	2,747	279
Intrepid Potash, Inc. (a)	1,017	26
Kaiser Aluminum Corp.	1,751	115
Koppers Holdings, Inc.	2,217	73
Livent Corp. (a)	19,897	435
Louisiana-Pacific Corp.	7,881	471
LSB Industries, Inc. (a)	5,630	50
Materion Corp.	2,255	244
Mativ Holdings, Inc.	5,971	116
Mercer International, Inc.	4,226	41
Mesabi Trust (a)	1,471	34
Minerals Technologies, Inc.	3,564	211
MP Materials Corp. (a)	16,312	353
Myers Industries, Inc.	4,049	77
NewMarket Corp.	793	317
O-I Glass, Inc. (a)	16,949	381
Olin Corp.	14,825	821
Olympic Steel, Inc.	1,086	51
Origin Materials, Inc. (a) (b)	11,192	44
Pactiv Evergreen, Inc.	4,382	35
Piedmont Lithium, Inc. (a)	1,977	114
PureCycle Technologies, Inc. (a)	13,007	85
Quaker Chemical Corp.	1,548	289
Ramaco Resources, Inc.	2,717	22
Ranpak Holdings Corp. (a)	8,152	33
Rayonier Advanced Materials, Inc. (a)	6,880	37
Reliance Steel & Aluminum Co.	6,521	1,616
Royal Gold, Inc.	7,356	974
RPM International, Inc.	14,320	1,175
Ryerson Holding Corp.	2,694	102
Schnitzer Steel Industries, Inc.	2,830	82
Sensient Technologies Corp.	4,669	348
Silgan Holdings, Inc.	9,250	456
Sonoco Products Co.	10,817	656
Southern Copper Corp.	9,528	732
Stepan Co.	2,366	218
Summit Materials, Inc. Class A (a)	13,137	360
SunCoke Energy, Inc.	9,250	72
Sylvamo Corp.	4,036	185
The Chemours Co.	16,288	473
The Scotts Miracle-Gro Co.	4,640	310
TimkenSteel Corp. (a)	4,230	71
Tredegar Corp.	2,780	26
TriMas Corp.	4,602	117
Trinseo PLC	3,841	70
Tronox Holdings PLC	12,808	175

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
U.S. Antimony Corp. (a)	8,938	$3
U.S. Gold Corp. (a) (b)	833	4
United States Lime & Minerals, Inc.	229	37
United States Steel Corp.	25,137	575
Universal Stainless & Alloy Products, Inc. (a)	932	9
Valhi, Inc.	253	4
Warrior Met Coal, Inc.	5,701	197
Westlake Corp.	3,716	423
Worthington Industries, Inc.	3,397	202
		28,489
Real Estate (6.1%):
Acadia Realty Trust	10,534	142
Agree Realty Corp.	9,901	673
Alexander & Baldwin, Inc.	7,966	153
Alexander's, Inc.	240	45
Alpine Income Property Trust, Inc.	1,449	23
American Assets Trust, Inc.	5,442	99
American Finance Trust, Inc.	14,889	82
American Homes 4 Rent Class A	34,392	1,144
American Realty Investors, Inc. (a)	163	3
Americold Realty Trust, Inc.	30,187	893
AMREP Corp. (a)	318	4
Anywhere Real Estate, Inc. (a)	11,898	76
Apartment Income REIT Corp.	16,799	621
Apartment Investment and Management Co.	15,455	121
Apple Hospitality REIT, Inc.	23,828	355
Armada Hoffler Properties, Inc.	7,437	87
Ashford Hospitality Trust, Inc. (a)	3,826	13
Bluerock Homes Trust, Inc. (a)	310	6
Braemar Hotels & Resorts, Inc.	6,002	23
Brandywine Realty Trust	18,856	74
Brixmor Property Group, Inc.	33,337	711
Broadstone Net Lease, Inc.	20,457	331
BRT Apartments Corp.	1,253	22
CareTrust REIT, Inc.	10,927	213
CBL & Associates Properties, Inc.	3,068	71
Centerspace	1,672	94
Chatham Lodging Trust	5,305	54
Clipper Realty, Inc.	1,476	8
Community Healthcare Trust, Inc.	2,712	97
Compass, Inc. Class A (a)	33,698	79
CorEnergy Infrastructure Trust, Inc. (b)	1,614	2
Corporate Office Properties Trust	12,598	288
Cousins Properties, Inc.	16,809	367
CTO Realty Growth, Inc.	2,295	39
CubeSmart	24,912	1,133
DiamondRock Hospitality Co.	22,991	186
DigitalBridge Group, Inc.	17,718	220
Diversified Healthcare Trust	26,858	25
Doma Holdings, Inc. (a)	11,777	5

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Douglas Elliman, Inc.	7,556	$24
Douglas Emmett, Inc.	19,109	246
Easterly Government Properties, Inc.	9,871	139
EastGroup Properties, Inc.	4,831	805
Elme Communities	9,708	167
Empire State Realty Trust, Inc.	14,559	89
EPR Properties	8,267	347
Equity Commonwealth	11,908	247
Equity LifeStyle Properties, Inc.	19,812	1,365
Essential Properties Realty Trust, Inc.	16,013	396
eXp World Holdings, Inc.	8,392	98
Farmland Partners, Inc.	5,626	59
Fathom Holdings, Inc. (a) (b)	956	5
First Industrial Realty Trust, Inc.	14,666	770
Forestar Group, Inc. (a)	2,007	39
Four Corners Property Trust, Inc.	9,550	244
Franklin Street Properties Corp.	11,104	13
FRP Holdings, Inc. (a)	657	38
Gaming and Leisure Properties, Inc.	27,927	1,452
Getty Realty Corp.	4,714	157
Gladstone Commercial Corp.	4,349	52
Gladstone Land Corp.	3,722	60
Global Medical REIT, Inc.	6,900	64
Global Net Lease, Inc.	11,630	131
Healthcare Realty Trust, Inc.	42,216	835
Hersha Hospitality Trust	3,731	23
Highwoods Properties, Inc.	11,672	268
Hudson Pacific Properties, Inc.	15,490	86
Independence Realty Trust, Inc.	24,856	414
Indus Realty Trust, Inc.	880	59
Industrial Logistics Properties Trust	7,199	15
Innovative Industrial Properties, Inc.	3,102	213
InvenTrust Properties Corp.	7,480	169
JBG SMITH Properties	12,623	180
Jones Lang LaSalle, Inc. (a)	5,266	732
Kennedy-Wilson Holdings, Inc.	13,140	220
Kilroy Realty Corp.	12,988	380
Kite Realty Group Trust	24,304	504
Lamar Advertising Co. Class A	9,680	1,023
Life Storage, Inc.	9,428	1,267
LTC Properties, Inc.	4,543	152
LXP Industrial Trust	31,798	299
Marcus & Millichap, Inc.	2,691	85
Medical Properties Trust, Inc. (b)	65,666	576
National Health Investors, Inc.	4,619	230
National Retail Properties, Inc.	20,129	876
National Storage Affiliates Trust	9,369	361
NETSTREIT Corp.	6,502	118
Newmark Group, Inc. Class A	15,519	98
NexPoint Diversified Real Estate Trust	3,663	39

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NexPoint Residential Trust, Inc.	2,547	$109
Offerpad Solutions, Inc. (a) (b)	6,768	3
Office Properties Income Trust	5,333	35
Omega Healthcare Investors, Inc.	26,250	702
One Liberty Properties, Inc.	1,771	39
Opendoor Technologies, Inc. (a) (b)	53,998	75
Orion Office REIT, Inc.	5,837	36
Outfront Media, Inc.	15,819	264
Paramount Group, Inc.	19,935	86
Park Hotels & Resorts, Inc.	24,385	294
Pebblebrook Hotel Trust	13,834	197
Phillips Edison & Co., Inc.	13,120	414
Physicians Realty Trust	26,124	377
Piedmont Office Realty Trust, Inc. Class A	13,687	89
Plymouth Industrial REIT, Inc.	4,753	96
Postal Realty Trust, Inc. Class A	1,981	30
PotlatchDeltic Corp.	8,661	400
Rafael Holdings, Inc. Class B (a)	1,671	3
Rayonier, Inc.	16,338	512
RE/MAX Holdings, Inc.	1,962	38
Redfin Corp. (a)	11,803	88
Retail Opportunity Investments Corp.	13,543	176
Rexford Industrial Realty, Inc.	22,044	1,229
RLJ Lodging Trust	17,613	178
RPT Realty	9,495	88
Ryman Hospitality Properties, Inc.	5,996	538
Sabra Health Care REIT, Inc.	25,384	289
Safehold, Inc.	4,147	115
Saul Centers, Inc.	1,446	52
Seritage Growth Properties Class A (a) (b)	4,206	31
Service Properties Trust	18,169	159
SITE Centers Corp.	21,215	262
SL Green Realty Corp. (b)	7,134	169
Sotherly Hotels, Inc. (a)	1,804	3
Spirit Realty Capital, Inc.	15,676	603
STAG Industrial, Inc.	20,093	681
Star Holdings (a)	1,426	23
Stratus Properties, Inc.	770	16
Summit Hotel Properties, Inc.	11,617	75
Sun Communities, Inc.	13,604	1,890
Sunstone Hotel Investors, Inc.	23,103	220
Tanger Factory Outlet Centers, Inc.	11,358	223
Tejon Ranch Co. (a)	2,880	50
Terreno Realty Corp.	9,003	554
The Howard Hughes Corp. (a)	5,535	428
The Macerich Co.	23,825	238
The RMR Group, Inc. Class A	1,714	41
The St. Joe Co.	6,341	261
Transcontinental Realty Investors, Inc. (a)	136	5
UMH Properties, Inc.	6,014	91

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Uniti Group, Inc.	25,780	$88
Universal Health Realty Income Trust	1,423	62
Urban Edge Properties	13,032	191
Urstadt Biddle Properties, Inc. Class A	3,148	54
Veris Residential, Inc. (a)	10,001	164
Vornado Realty Trust	18,704	281
Whitestone REIT	5,201	47
WP Carey, Inc.	23,365	1,734
Xenia Hotels & Resorts, Inc.	12,367	157
Zillow Group, Inc. Class A (a)	6,184	265
Zillow Group, Inc. Class C (a)	17,208	749
		41,178
Utilities (2.1%):
ALLETE, Inc.	6,415	400
Altus Power, Inc. (a)	8,546	39
American States Water Co.	4,100	364
Artesian Resources Corp. Class A	926	51
Avangrid, Inc.	7,798	314
Avista Corp.	8,324	367
Black Hills Corp.	7,333	479
Cadiz, Inc. (a)	3,319	13
California Water Service Group	6,167	346
Chesapeake Utilities Corp.	1,928	238
Clearway Energy, Inc. Class A	3,645	106
Clearway Energy, Inc. Class C	9,026	274
Essential Utilities, Inc.	29,390	1,255
Genie Energy Ltd. Class B	2,179	34
Global Water Resources, Inc.	1,257	14
Hawaiian Electric Industries, Inc.	12,144	476
IDACORP, Inc.	5,609	623
MGE Energy, Inc.	4,053	310
Middlesex Water Co.	1,937	141
Montauk Renewables, Inc. (a)	4,826	32
National Fuel Gas Co.	9,772	546
New Jersey Resources Corp.	10,747	555
Northwest Natural Holding Co.	3,943	185
NorthWestern Corp.	6,629	389
OGE Energy Corp.	22,436	842
ONE Gas, Inc.	6,077	468
Ormat Technologies, Inc.	6,280	539
Otter Tail Corp.	4,151	299
PNM Resources, Inc.	9,521	458
Portland General Electric Co.	9,907	501
Pure Cycle Corp. (a)	2,606	26
RGC Resources, Inc.	878	17
SJW Group	2,765	210
Southwest Gas Holdings, Inc.	7,440	417
Spire, Inc.	5,711	387
Spruce Power Holding Corp. (a)	11,141	8
Sunnova Energy International, Inc. (a) (b)	11,073	199

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The York Water Co.	1,584	$66
UGI Corp.	23,246	787
Unitil Corp.	1,766	98
Via Renewables, Inc.	270	3
Vistra Corp.	41,033	979
		13,855
Total Common Stocks (Cost $467,130)		674,319
Preferred Stocks (0.0%) (e)
Communication Services (0.0%):
SRAX, Inc. (a) (d)	3,374	—	(f)
Total Preferred Stocks (Cost $— (f))		—
Rights (0.0%) (e)
Health Care (0.0%):
Achillion Pharmaceuticals (a) (d)	22,837	5
Akouos, Inc. (a) (d)	2,413	2
Albireo Pharma, Inc. (a) (d)	2,070	5
Applied Genetics (a) (d)	7,439	1
Carisma Therapeutics, Inc. (a) (d)	22,411	—
Cincor Pharma, Inc. (a) (d)	1,987	6
Concert Pharmaceuticals (a) (d)	5,168	2
Epizyme, Inc. (a) (d)	15,309	—	(f)
Flexion Therapeutics, Inc. (a) (b) (d)	6,526	—	(f)
F-Star Therapeutics (a) (d)	1,298	—
Gemini Therapeutics (a) (d)	2,307	—
Imara, Inc. (a) (d)	1,789	1
Miragen Therapeutics, Inc. (a) (d)	7,890	—
Ocuphire Pharma (a) (d)	168	—	(f)
Opiant Pharma, Inc. (a) (d)	533	—	(f)
Palisade Bio, Inc. (a) (d)	2,758	1
Prevail Therapeutics, Inc. (a) (d)	4,938	2
Progenics Pharmaceuticals, Inc. (a) (d)	10,103	10
Tetraphase Pharmaceutical (a) (d)	1,178	—	(f)
Unum Therapeutics, Inc. (a) (d)	2,673	—
Xeris Biopharma Holdings, Inc. (a) (d)	8,140	1
		36
Industrials (0.0%):
Communications Systems I (a) (d)	259	—
Total Rights (Cost $7)		36
Warrants (0.0%)
Health Care (0.0%):
Galectin Therapeutics, Inc. Class B (a) (d)	7,552	—
Total Warrants (Cost $—)		—

See notes to financial statements.

Victory Portfolios III Victory Extended Market Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (1.8%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (g)	3,096,079	$3,096
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (g)	3,096,079	3,096
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (g)	3,096,079	3,096
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (g)	3,096,079	3,096
Total Collateral for Securities Loaned (Cost $12,384)		12,384
Total Investments (Cost $479,521) — 101.6%		686,739
Liabilities in excess of other assets — (1.6)%		(10,566)
NET ASSETS — 100.00%		$676,173

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Affiliated security. (See Note 8 in the Notes to Financial Statements)

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of April 30, 2023. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(e)  Amount represents less than 0.05% of net assets.

(f)  Rounds to less than $1 thousand.

(g)  Rate disclosed is the daily yield on April 30, 2023.

ADR — American Depositary Receipt

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Futures Contracts Purchased
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures	18	6/16/23	$1,578,364	$1,597,320	$18,956
Total unrealized appreciation					$18,956
Total unrealized depreciation					—
Total net unrealized appreciation (depreciation)					$18,956

See notes to financial statements.

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Extended Market Index Fund
Assets:
Affiliated investments, at value (Cost $83)	$104
Unaffiliated investments, at value (Cost $479,438)	686,635	(a)
Cash	652
Deposit with broker for futures contracts	1,226
Receivables:
Interest and dividends	340
Capital shares issued	42
Variation margin on open futures contracts	13
Prepaid expenses	15
Total Assets	689,027
Liabilities:
Payables:
Collateral received on loaned securities	12,384
Capital shares redeemed	221
Accrued expenses and other payables:
Investment advisory fees	56
Administration fees	84
Custodian fees	5
Transfer agent fees	42
Compliance fees	1
Other accrued expenses	61
Total Liabilities	12,854
Net Assets:
Capital	471,562
Total accumulated earnings/(loss)	204,611
Net Assets	$676,173
Shares (unlimited number of shares authorized with no par value):	37,669
Net asset value, offering and redemption price per share: (b)	$17.95

(a)  Includes $11,295 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Extended Market Index Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022
Investment Income:
Dividends from affiliated investments	$1	$2
Dividends from unaffiliated investments	3,217	10,572
Interest from unaffiliated investments	47	50
Securities lending (net of fees)	425	1,385
Foreign tax withholding	(1)	(4)
Total Income	3,689	12,005
Expenses:
Investment advisory fees	231	770
Administration fees	346	1,156
Sub-Administration fees	10	29
Custodian fees	11	36
Transfer agent fees	162	517
Trustees' fees	16	47
Compliance fees	2	7
Legal and audit fees	40	66
State registration and filing fees	12	29
Interfund lending fees	—	— (b)
Other expenses	58	134
Total Expenses	888	2,791
Net Investment Income (Loss)	2,801	9,214
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investment securities	—	1
Net realized gains (losses) from unaffiliated investment securities	3,729	32,015
Net realized gains (losses) from futures contracts	(168)	(520)
Net change in unrealized appreciation/depreciation on affiliated investment securities	12	(19)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities	18,148	(268,439)
Net change in unrealized appreciation/depreciation on futures contracts	35	(438)
Net realized/unrealized gains (losses) on investments	21,756	(237,400)
Change in net assets resulting from operations	$24,557	$(228,186)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Rounds to less than $1 thousand.
See notes to financial statements.

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Extended Market Index Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$2,801	$9,214	$7,676
Net realized gains (losses)	3,561	31,496	84,431
Net change in unrealized appreciation/ depreciation	18,195	(268,896)	47,480
Change in net assets resulting from operations	24,557	(228,186)	139,587
Change in net assets resulting from distributions to shareholders	—	(55,787)	(150,843)
Change in net assets resulting from capital transactions	(20,310)	(14,006)	75,050
Change in net assets	4,247	(297,979)	63,794
Net Assets:
Beginning of period	671,926	969,905	906,111
End of period	$676,173	$671,926	$969,905
Capital Transactions:
Proceeds from shares issued	$11,078	$33,788	$86,369
Distributions reinvested	—	54,118	146,754
Cost of shares redeemed	(31,388)	(101,912)	(158,073)
Change in net assets resulting from capital transactions	$(20,310)	$(14,006)	$75,050
Share Transactions:
Issued	599	1,626	3,073
Reinvested	—	2,987	6,095
Redeemed	(1,710)	(5,027)	(5,646)
Change in Shares	(1,111)	(414)	3,522

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

See notes to financial statements.

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Extended Market Index Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$17.33	$24.75	$25.40	$20.01	$16.14	$18.98
Investment Activities:
Net investment income (loss)	0.07 (b)	0.24 (b)	0.22 (b)	0.18 (b)	0.20 (b)	0.17
Net realized and unrealized gains (losses)	0.55	(6.14)	3.58	6.05	4.31	(1.96)
Total from Investment Activities	0.62	(5.90)	3.80	6.23	4.51	(1.79)
Distributions to Shareholders from:
Net investment income	—	(0.25)	(0.23)	(0.21)	(0.26)	(0.17)
Net realized gains	—	(1.27)	(4.22)	(0.63)	(0.38)	(0.88)
Total Distributions	—	(1.52)	(4.45)	(0.84)	(0.64)	(1.05)
Net Asset Value, End of Period	$17.95	$17.33	$24.75	$25.40	$20.01	$16.14
Total Return (c) (d)	3.58%	(24.03)%	15.61%	31.20%	27.94%	(9.70)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.38%	0.36%	0.34%	0.38%	0.41%	0.43	%(h)
Net Investment Income (Loss) (e)	1.21%	1.20%	0.77%	0.91%	1.06%	0.90	%(h)
Gross Expenses (e) (f)	0.38%	0.36%	0.34%	0.38%	0.41%	0.43	%(h)
Supplemental Data:
Net Assets at end of period (000's)	$676,173	$671,926	$969,905	$906,111	$788,664	$656,406
Portfolio Turnover (c)	5%	21%	24%	31%	24%	12	%(i)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(h)  Prior to February 24, 2018, the Fund was a feeder fund in a master-feeder structure investing in Master Extended Market Index Series ("the Series") before converting to a stand-alone fund. Expenses include expenses allocated to the Fund by the series prior to the conversion.

(i)  Reflects the period of February 24, 2018 to December 31, 2018, after the Fund converted to a stand-alone fund.

See notes to financial statements.

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Extended Market Index Fund (formerly USAA Extended Market Index Fund) (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from December 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal four-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts, and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stock	$674,311	$—	$8		$674,319
Preferred Stocks	—	—	—	(a)	—
Rights	—	—	36		36
Warrants	—	—	—	(b)	—
Collateral for Securities Loaned	12,384	—	—		12,384
Total	$686,695	$—	$44		$686,739
Other Financial Investments*
Assets:
Futures Contracts	$19	$—	$—		$19
Total	$19	$—	$—		$19

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

(a)  Amount is less than $1 thousand.

(b)  Zero market value security.

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the four months ended April 30, 2023, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of April 30, 2023 (amounts in thousands):

Assets
Variation Margin Receivable on Open Futures Contracts*
Equity Risk Exposure	$19

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the four months ended April 30, 2023 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(168)	$35

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended December 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(520)	$(438)

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations.

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$11,295	$—	$12,384

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of December 31,2022, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the four months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the four months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$37,030	$52,128

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the four months ended April 30, 2023, and the year ended December 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, which is based on the Fund's average daily net assets of the Fund Shares. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Custodian fees.

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least August 31, 2024. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limit (excluding voluntary waivers) was 0.43%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of April 30, 2023, and December 31, 2022, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the four months ended April 30, 2023, and the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Small-Capitalization and Mid-Capitalization Stock Risk — The Fund invests in small- and mid-capitalization companies, which may be more vulnerable than larger companies to adverse business or economic conditions. Securities of small- and mid-capitalization companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in securities of larger companies.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the four months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the four months ended April 30, 2023, and the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the four months ended April 30, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended December 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at December 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,449	0.58%	$1,449

*  For the year ended December 31, 2022, based on the number of days borrowings were outstanding.

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$403	$(403)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

There were no distributions for the four months ended April 30, 2023.

Year Ended December 31, 2022				Year Ended December 31, 2021
Distributions Paid From				Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$9,315	$46,472	$55,787	$55,787	$13,860	$136,983	$150,843	$150,843

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,067	$2,791	$5,858	$198,753	$204,611

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, passive foreign investment companies, partnership adjustments, REIT adjustments, and derivatives.

As of April 30, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$487,986	$286,379	$(87,626)	$198,753

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

8. Affiliated Securities:

An affiliated security is a security in which a Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM as of the four months ended April 30, 2023 or the year ended December 31, 2022. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on a Fund's Schedule of Portfolio Investments.

Section 12(d)(3) of the 1940 Act, and Rule 12d3-1(c) under the 1940 Act, generally prohibit a fund from purchasing the securities issued by, among other entities, a fund's investment adviser. When a fund's investment objective is to track the performance of an unaffiliated index by investing in the stocks that comprise that index, the staff of the SEC has taken the position that, subject to certain conditions, the fund may establish and maintain a position in the common stock of an affiliate of the fund's investment adviser in an amount approximately in proportion to the percentage that the stock is represented in the index. In seeking to provide investment results that closely correspond to its respective unaffiliated index, one or more Funds may hold the securities of Victory Capital Holdings, Inc., the parent company of VCM and other Fund service providers.

Transactions in affiliated securities during the four months ended April 30, 2023, were as follows (amounts in thousands):

	Fair Value 12/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 4/30/2023	Dividend Income
Victory Capital Holdings Inc., Class A	$90	$2	$—	$—	$—	$12	$104	$1

Transactions in affiliated securities during the year ended December 31, 2022, were as follows (amounts in thousands):

	Fair Value 12/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gains (Losses)	Capital Gain Distributions	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2022	Dividend Income
Victory Capital Holdings Inc., Class A	$65	$45	$(2)	$1	$—	$(19)	$90	$2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Extended Market Index Fund (Formerly USAA Extended Market Index Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Extended Market Index Fund (formerly USAA Extended Market Index Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the statements of changes in net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, the financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the changes in its net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, and its financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/ Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22-4/30/23*	Hypothetical Expenses Paid During Period 11/1/22-4/30/23*	Annualized Expense Ratio During Period 11/1/22-4/30/23
$1,000.00	$1,003.80	$1,022.91	$1.89	$1.91	0.38%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Extended Market Index Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity program, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate, which includes advisory and administrative services, was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also noted the high level of correlation between the Fund and its benchmark index and the relatively low tracking error between the Fund and its benchmark index, and noted that it reviews such information on a periodic basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ended June 30, 2022, was below the average of its performance universe and its Lipper index for the five-year period ended June 30, 2022, and was above the average of its performance universe and below its Lipper index for the ten-year period ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including, the reasons for the Fund's underperformance for certain periods, the Fund's more recent improved performance, and the extent to which the Fund met its investment objective of seeking to track its designated index.

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and in view of the Fund's investment objective of seeking to track its designated index; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

37733-0723

April 30, 2023

Annual Report

Victory Global Managed Volatility Fund

(Formerly USAA® Global Managed Volatility Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	37
Supplemental Information (Unaudited)	38
Trustee and Officer Information	38
Proxy Voting and Portfolio Holdings Information	44
Expense Examples	44
Advisory Contract Approval	45
Liquidity Risk Management Program	48
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended December 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from January 1, 2023, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Coming off what was the most difficult year for financial markets in decades, our most recent reporting period (the first four months of 2023) has been marked by both optimism and turmoil. These shifts in sentiment seem like the new normal. Certainly, January began well enough, with equity markets bouncing back sharply after a dreadful calendar year. It appeared that investors were looking past the near-term challenges and anticipating an end to the U.S. Federal Reserve's (the "Fed") aggressive rate hikes.

This rally was short-lived, however. Sentiment soured in February as investors grappled with the possibility of a Fed-induced recession and another round of troublesome inflation data. And if that wasn't enough, we witnessed unusual turmoil within the banking sector in March, including the collapse of a few regional banks, which ultimately necessitated Fed intervention. Naturally, this ratcheted up volatility as markets sold off sharply in March, only to regain their footing and finish April on a largely calm note. It appears that the Fed has helped restore confidence in the banking sector and avoided a wider contagion—for the moment.

Thus, even though our most recent reporting period has been abbreviated, the markets still vacillated between risk-on and risk-off, which simply underscores just how challenging today's environment is for investors.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a total return of 9.17% for our abbreviated annual reporting period, an impressive snap back from a difficult 2022. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a total return of 3.59% during the same period.

Despite the recent gains, we realize that the bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply, investors often wonder if they have missed an opportunity. This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialist. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Global Managed Volatility Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

Global equities started off 2023 logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the U.S. Federal Reserve's (the Fed") hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital-backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as concern over deposits remained. Bonds rallied with expectations that the Fed rate hikes were nearly complete.

•  How did the Victory Global Managed Volatility Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. The Fund's fiscal year-end changed this year to April 30 from December 31, resulting in a shorter reporting period for fiscal year ended 2023. For the four-month reporting period ended April 30, 2023, the Fund Shares and Institutional Shares had total returns (at net asset value) of 8.23% and 8.43%, respectively. This compares to total returns of 8.85% for the MSCI All Country World Index, the Fund's benchmark index, and 6.68% for the Global Managed Volatility Composite Index.

•  What strategies did you employ during the reporting period?

The Fund seeks to provide diversified exposure to global equities. We strive to construct a portfolio that can participate in equities' longer-term performance while also managing the risk of large market downturns.

The Fund slightly underperformed over the time period, keeping up with the Fund's benchmark when global markets were up. The Fund's emphasis on constructing a portfolio with lower volatility than the benchmark was a headwind as global markets recovered sharply at the beginning of 2023. Our focus on companies with high levels of profitability and stable balance sheets helped within our emerging market equities allocation but hurt within the United States allocation as growth companies in the region rebounded after a tough 2022.

Thank you for allowing us to assist you with your investment needs.

4

Victory Global Managed Volatility Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares
INCEPTION DATE	7/12/13	7/31/08
	Net Asset Value	Net Asset Value	MSCI All-Country World Index1+	Global Managed Volatility Composite Index2+
One Year	4.76%	4.99%	2.06%	3.16%
Five Year	5.40%	5.63%	7.03%	5.72%
Ten Year	N/A	5.75%	N/A	N/A
Since Inception	5.51%	N/A	7.98%	6.22%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

+The since inception performance of the MSCI All-Country World Index and Global Managed Volatility Composite Index are calculated from July 12, 2013 through April 30, 2023.

Victory Global Managed Volatility Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Global Managed Volatility Composite Index is a combination of indexes representing the Fund's model allocation, and consists of the MSCI All-Country World Index (70%) and the Bloomberg U.S. Treasury — Bills (1-3M) (30%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*The performance of the MSCI All Country World Index and the Global Managed Volatility Composite Index are calculated from the end of the month, July 31, 2013, while the inception date of the Victory Global Managed Volatility Fund Shares is July 12, 2013. There may be slight variation of performance numbers because of this difference.

Past performance is not indicative of future results.

5

Victory Portfolios III Victory Global Managed Volatility Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

Top 10 Holdings*:

April 30, 2023

(% of Net Assets)

Apple, Inc.	4.7%
Microsoft Corp.	3.7%
Alphabet, Inc. Class C	2.3%
Johnson & Johnson	1.7%
Lockheed Martin Corp.	1.5%
Meta Platforms, Inc. Class A	1.3%
Philip Morris International, Inc.	1.3%
UnitedHealth Group, Inc.	1.2%
Yum! Brands, Inc.	1.2%
The Procter & Gamble Co.	1.2%

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.8%)
Australia (3.2%):
Consumer Discretionary (0.6%):
Wesfarmers Ltd.	77,686	$2,687
Consumer Staples (0.7%):
Coles Group Ltd.	108,537	1,311
Woolworths Group Ltd.	83,361	2,150
		3,461
Financials (0.5%):
Medibank Pvt. Ltd.	1,050,571	2,485
Materials (1.4%):
BHP Group Ltd.	132,877	3,942
Fortescue Metals Group Ltd.	81,622	1,142
Rio Tinto Ltd.	27,475	2,060
		7,144
		15,777
Belgium (0.3%):
Financials (0.3%):
KBC Group NV	21,171	1,513
Brazil (1.2%):
Energy (0.3%):
Petroleo Brasileiro SA Preference Shares	295,400	1,404
Financials (0.5%):
Banco Bradesco SA Preference Shares	51,700	144
Banco do Brasil SA	38,200	328
BB Seguridade Participacoes SA	264,800	1,822
Itau Unibanco Holding SA Preference Shares	35,445	184
		2,478
Materials (0.4%):
Vale SA	150,997	2,192
		6,074
Canada (3.0%):
Consumer Discretionary (0.8%):
Dollarama, Inc.	42,960	2,661
Lululemon Athletica, Inc. (a)	3,407	1,294
Magna International, Inc.	2,600	136
		4,091
Consumer Staples (0.5%):
Alimentation Couche-Tard, Inc.	47,858	2,389
Loblaw Cos. Ltd.	2,363	222
		2,611

See notes to financial statements.

7

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.1%):
ARC Resources Ltd.	12,057	$150
Financials (0.7%):
iA Financial Corp., Inc.	4,632	311
Sun Life Financial, Inc.	6,758	332
The Toronto-Dominion Bank	47,243	2,862
		3,505
Information Technology (0.9%):
CGI, Inc. (a)	16,304	1,655
Constellation Software, Inc.	1,403	2,746
Lumine Group, Inc. (a)	4,209	57
		4,458
Materials (0.0%): (b)
Nutrien Ltd.	1,356	94
		14,909
China (1.4%):
Communication Services (0.0%): (b)
NetEase, Inc.	5,900	105
Consumer Discretionary (0.6%):
Alibaba Group Holding Ltd. (a)	16,400	173
ANTA Sports Products Ltd.	97,828	1,216
BYD Co. Ltd. Class H	2,500	76
China Meidong Auto Holdings Ltd.	268,000	416
Topsports International Holdings Ltd. (c)	932,000	831
Vipshop Holdings Ltd., ADR (a)	8,117	127
		2,839
Consumer Staples (0.3%):
Nongfu Spring Co., Ltd. Class H (c)	229,400	1,245
Energy (0.0%): (b)
China Shenhua Energy Co. Ltd. Class H	64,500	214
Financials (0.1%):
Bank of China Ltd. Class H	712,000	284
China Merchants Bank Co. Ltd. Class H	23,261	112
Industrial & Commercial Bank of China Ltd. Class H	349,000	188
Qifu Technology, Inc., ADR	3,606	64
		648
Health Care (0.1%):
CSPC Pharmaceutical Group Ltd.	658,000	670
Information Technology (0.1%):
Sunny Optical Technology Group Co. Ltd.	49,600	524
Utilities (0.2%):
ENN Energy Holdings Ltd.	57,301	786
		7,031

See notes to financial statements.

8

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Denmark (1.7%):
Consumer Discretionary (0.4%):
Pandora A/S	21,023	$1,946
Consumer Staples (0.0%): (b)
Carlsberg A/S Class B	927	154
Health Care (1.1%):
Coloplast A/S Class B	9,117	1,314
Novo Nordisk A/S Class B	26,759	4,452
		5,766
Materials (0.2%):
Novozymes A/S Class B	15,639	814
		8,680
Finland (0.9%):
Health Care (0.3%):
Orion Oyj Class B	25,683	1,206
Industrials (0.6%):
Kone Oyj Class B	53,377	3,045
		4,251
France (2.0%):
Communication Services (0.0%): (b)
Publicis Groupe SA	1,724	141
Consumer Discretionary (0.9%):
Hermes International	852	1,850
La Francaise des Jeux SAEM (c)	17,658	755
LVMH Moet Hennessy Louis Vuitton SE	2,110	2,029
		4,634
Consumer Staples (0.7%):
L'Oreal SA (d)	7,301	3,489
Energy (0.0%): (b)
TotalEnergies SE	3,665	234
Financials (0.1%):
Wendel Se	2,283	256
Health Care (0.1%):
Ipsen SA	4,128	500
Industrials (0.1%):
Cie de Saint-Gobain	3,641	211
Schneider Electric SE	1,048	183
Thales SA	1,058	161
		555
Information Technology (0.1%):
Capgemini SE	1,290	235

See notes to financial statements.

9

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.0%): (b)
Veolia Environnement SA	4,542	$144
		10,188
Germany (0.7%):
Consumer Discretionary (0.1%):
Mercedes-Benz Group AG	3,290	257
Industrials (0.6%):
Deutsche Post AG Registered Shares	61,250	2,946
Utilities (0.0%): (b)
RWE AG (a)	2,122	99
		3,302
Hong Kong (0.9%):
Consumer Discretionary (0.3%):
Bosideng International Holdings Ltd.	524,000	258
Chow Tai Fook Jewellery Group Ltd.	677,000	1,360
		1,618
Consumer Staples (0.1%):
WH Group Ltd. (c)	278,000	155
Financials (0.0%): (b)
Futu Holdings Ltd., ADR (a) (d)	1,910	85
Industrials (0.2%):
Orient Overseas International Ltd.	53,000	1,077
Information Technology (0.3%):
Kingboard Laminates Holdings Ltd.	130,500	134
Lenovo Group Ltd.	1,462,000	1,496
		1,630
		4,565
India (1.1%):
Financials (0.6%):
ICICI Bank Ltd.	210,282	2,372
SBI Life Insurance Co. Ltd. (c)	29,704	415
		2,787
Industrials (0.0%): (b)
Bharat Electronics Ltd.	55,034	70
Information Technology (0.5%):
HCL Technologies Ltd.	16,887	221
Infosys Ltd.	93,989	1,450
Tata Consultancy Services Ltd.	25,103	993
		2,664
		5,521

See notes to financial statements.

10

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Indonesia (0.9%):
Communication Services (0.3%):
PT Telkom Indonesia Persero Tbk	5,072,200	$1,470
Consumer Staples (0.0%): (b)
PT Unilever Indonesia Tbk	644,800	194
Energy (0.1%):
PT Adaro Energy Indonesia Tbk	1,995,700	427
Financials (0.5%):
PT Bank Central Asia Tbk	4,205,500	2,603
		4,694
Ireland (0.5%):
Information Technology (0.5%):
Accenture PLC Class A	8,083	2,266
Israel (0.7%):
Communication Services (0.2%):
Bezeq The Israeli Telecommunication Corp. Ltd.	471,128	642
Health Care (0.0%): (b)
Teva Pharmaceutical Industries Ltd., ADR (a)	8,198	72
Information Technology (0.5%):
Check Point Software Technologies Ltd. (a)	19,978	2,544
		3,258
Japan (4.7%):
Communication Services (1.6%):
CyberAgent, Inc.	145,500	1,270
Kakaku.com, Inc.	10,800	149
KDDI Corp.	101,400	3,166
Nintendo Co. Ltd.	22,500	951
Nippon Telegraph & Telephone Corp.	8,100	247
SoftBank Corp.	214,100	2,411
		8,194
Consumer Discretionary (0.8%):
Fast Retailing Co. Ltd.	5,700	1,350
Honda Motor Co. Ltd.	12,100	321
Yamaha Motor Co. Ltd.	8,300	215
ZOZO, Inc.	90,800	1,911
		3,797
Financials (0.6%):
Tokio Marine Holdings, Inc.	152,900	3,075
Health Care (0.7%):
Astellas Pharma, Inc.	136,827	2,061
Hoya Corp.	13,700	1,437
		3,498

See notes to financial statements.

11

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.5%):
Hitachi Ltd.	4,573	$253
ITOCHU Corp.	12,622	419
Recruit Holdings Co. Ltd.	50,800	1,425
Taisei Corp.	9,400	320
		2,417
Information Technology (0.5%):
Fujitsu Ltd.	1,100	146
Nomura Research Institute Ltd.	23,400	589
Oracle Corp.	12,300	883
TIS, Inc.	21,900	601
Tokyo Electron Ltd.	600	69
		2,288
Materials (0.0%): (b)
Nissan Chemical Corp.	3,700	164
		23,433
Mexico (0.9%):
Communication Services (0.6%):
America Movil SAB de CV Class B (a)	2,719,797	2,934
Consumer Staples (0.3%):
Wal-Mart de Mexico SAB de CV	371,618	1,499
Financials (0.0%): (b)
Grupo Financiero Banorte SAB de CV Class O	16,246	140
		4,573
Netherlands (1.8%):
Communication Services (0.2%):
Koninklijke KPN NV	239,868	875
Consumer Staples (0.6%):
Koninklijke Ahold Delhaize NV	85,605	2,943
Industrials (0.6%):
Wolters Kluwer NV	23,663	3,135
Information Technology (0.4%):
ASML Holding NV	3,219	2,042
		8,995
New Zealand (0.1%):
Communication Services (0.1%):
Spark New Zealand Ltd.	97,104	315
Norway (0.5%):
Energy (0.5%):
Equinor ASA	77,501	2,232
Materials (0.0%): (b)
Norsk Hydro ASA	21,113	156
		2,388

See notes to financial statements.

12

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Russian Federation (0.0%): (b)
Communication Services (0.0%):
Mobile TeleSystems PJSC (e) (f)	480,728	$14
Consumer Staples (0.0%):
X5 Retail Group NV, GDR (e) (f)	18,705	2
Energy (0.0%):
LUKOIL PJSC (a) (e) (f)	34,009	5
Tatneft PJSC (e) (f)	90,761	4
		9
Financials (0.0%):
Sberbank of Russia PJSC (a) (e) (f)	409,312	—
Materials (0.0%):
MMC Norilsk Nickel PJSC (e) (f)	5,249	13
		38
Singapore (0.1%):
Financials (0.1%):
Singapore Exchange Ltd.	88,400	636
South Africa (1.0%):
Communication Services (0.3%):
MTN Group Ltd.	98,821	694
MultiChoice Group	157,374	985
		1,679
Financials (0.4%):
Capitec Bank Holdings Ltd.	18,418	1,606
FirstRand Ltd.	48,643	172
Standard Bank Group Ltd.	17,591	165
		1,943
Materials (0.3%):
Anglo American Platinum Ltd.	10,378	616
Kumba Iron Ore Ltd.	23,425	570
Sibanye Stillwater Ltd.	160,145	354
		1,540
		5,162
South Korea (0.4%):
Consumer Discretionary (0.3%):
F&F Co. Ltd.	10,578	1,119
Kia Corp.	2,268	144
		1,263
Financials (0.0%): (b)
KB Financial Group, Inc.	2,140	80
Shinhan Financial Group Co. Ltd.	5,096	133
		213

See notes to financial statements.

13

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.1%):
LG Innotek Co. Ltd.	482	$96
Samsung Electronics Co. Ltd.	7,438	366
		462
		1,938
Spain (1.1%):
Communication Services (0.0%): (b)
Telefonica SA	45,392	206
Consumer Discretionary (0.5%):
Industria de Diseno Textil SA (d)	78,615	2,702
Financials (0.6%):
Banco Bilbao Vizcaya Argentaria SA	382,612	2,801
		5,709
Sweden (0.4%):
Consumer Discretionary (0.1%):
H & M Hennes & Mauritz AB Class B (d)	53,798	789
Industrials (0.1%):
Atlas Copco AB Class A	17,077	247
Volvo AB Class B	9,051	186
		433
Information Technology (0.2%):
Telefonaktiebolaget LM Ericsson Class B	164,278	905
		2,127
Switzerland (4.3%):
Communication Services (0.1%):
Swisscom AG Registered Shares	486	334
Consumer Staples (1.0%):
Nestle SA Registered Shares	40,472	5,193
Financials (0.1%):
Partners Group Holding AG	301	292
Health Care (1.9%):
Novartis AG Registered Shares	50,031	5,119
Roche Holding AG	13,731	4,300
		9,419
Industrials (1.2%):
Geberit AG Registered Shares	4,594	2,617
Kuehne + Nagel International AG Class R (d)	4,124	1,222
SGS SA	26,925	2,437
		6,276
Information Technology (0.0%): (b)
STMicroelectronics NV	5,919	253
		21,767

See notes to financial statements.

14

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Taiwan (2.4%):
Consumer Discretionary (0.1%):
Feng TAY Enterprise Co. Ltd.	47,000	$293
Nien Made Enterprise Co. Ltd.	16,000	176
		469
Consumer Staples (0.2%):
Uni-President Enterprises Corp.	491,730	1,179
Financials (0.0%): (b)
CTBC Financial Holding Co. Ltd.	263,000	194
Industrials (0.1%):
Voltronic Power Technology Corp.	7,000	402
Information Technology (2.0%):
Accton Technology Corp.	24,000	235
Delta Electronics, Inc.	108,000	1,058
eMemory Technology, Inc.	17,000	1,017
Novatek Microelectronics Corp.	72,000	984
Realtek Semiconductor Corp.	131,000	1,536
Taiwan Semiconductor Manufacturing Co. Ltd.	23,000	377
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	55,897	4,712
		9,919
		12,163
United Kingdom (2.9%):
Consumer Discretionary (0.3%):
Burberry Group PLC	9,799	320
JD Sports Fashion PLC	65,499	133
Next PLC	11,665	990
Persimmon PLC	6,801	112
		1,555
Consumer Staples (0.9%):
Imperial Brands PLC	79,108	1,958
Unilever PLC	44,129	2,456
		4,414
Energy (0.1%):
Shell PLC	12,349	379
Health Care (0.5%):
AstraZeneca PLC	900	132
GSK PLC	134,043	2,417
		2,549
Industrials (0.7%):
Intertek Group PLC	11,935	624
RELX PLC	91,967	3,064
		3,688

See notes to financial statements.

15

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.4%):
Anglo American PLC	3,649	$113
Rio Tinto PLC	26,529	1,686
		1,799
		14,384
United States (60.7%):
Communication Services (5.1%):
Alphabet, Inc. Class C (a)	108,071	11,695
AT&T, Inc.	11,499	203
Charter Communications, Inc. Class A (a)	2,081	767
Comcast Corp. Class A	7,896	327
Electronic Arts, Inc.	1,202	153
Match Group, Inc. (a)	19,854	733
Meta Platforms, Inc. Class A (a)	27,990	6,727
Omnicom Group, Inc.	16,620	1,505
Sirius XM Holdings, Inc. (d)	585,555	2,225
The Interpublic Group of Cos., Inc.	29,586	1,057
Verizon Communications, Inc.	5,945	231
		25,623
Consumer Discretionary (5.0%):
AutoZone, Inc. (a)	489	1,302
Bath & Body Works, Inc.	2,695	95
Best Buy Co., Inc.	15,058	1,122
Booking Holdings, Inc. (a)	466	1,252
Chipotle Mexican Grill, Inc. (a)	472	976
Domino's Pizza, Inc.	5,843	1,855
eBay, Inc.	55,518	2,578
Etsy, Inc. (a)	4,059	410
Lennar Corp. Class A	1,673	189
Lowe's Cos., Inc.	1,790	372
NVR, Inc. (a)	47	275
O'Reilly Automotive, Inc. (a)	1,818	1,668
Starbucks Corp.	14,209	1,624
Tesla, Inc. (a)	14,145	2,324
The Home Depot, Inc.	6,483	1,948
Tractor Supply Co.	635	151
Ulta Beauty, Inc. (a)	2,362	1,302
Yum! Brands, Inc.	41,775	5,873
		25,316
Consumer Staples (7.1%):
Altria Group, Inc.	116,323	5,527
Colgate-Palmolive Co.	66,941	5,342
Costco Wholesale Corp.	2,461	1,238
General Mills, Inc.	3,401	301
Kimberly-Clark Corp.	13,131	1,903
Philip Morris International, Inc.	65,680	6,566
Target Corp.	13,655	2,154
The Hershey Co.	12,386	3,382

See notes to financial statements.

16

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Kroger Co.	39,931	$1,942
The Procter & Gamble Co.	36,980	5,783
Walmart, Inc.	8,818	1,331
		35,469
Energy (2.3%):
ConocoPhillips	3,169	326
Devon Energy Corp.	20,869	1,115
EOG Resources, Inc.	37,261	4,452
Exxon Mobil Corp.	9,712	1,149
Pioneer Natural Resources Co.	13,673	2,974
Targa Resources Corp.	17,002	1,284
Valero Energy Corp.	1,132	130
		11,430
Financials (6.3%):
Aflac, Inc.	4,033	282
American Express Co.	820	132
Ameriprise Financial, Inc.	1,065	325
Aon PLC Class A	5,585	1,816
Discover Financial Services	27,076	2,802
Erie Indemnity Co. Class A	4,554	990
FactSet Research Systems, Inc.	4,092	1,685
FleetCor Technologies, Inc. (a)	879	188
JPMorgan Chase & Co.	3,112	430
LPL Financial Holdings, Inc.	1,036	216
MarketAxess Holdings, Inc.	3,274	1,042
Mastercard, Inc. Class A	8,217	3,123
MSCI, Inc.	4,025	1,942
Raymond James Financial, Inc.	2,158	195
Regions Financial Corp.	8,604	157
SEI Investments Co.	86,733	5,109
Synchrony Financial	21,350	630
T. Rowe Price Group, Inc.	26,688	2,998
The Progressive Corp.	32,207	4,393
The Western Union Co.	119,583	1,307
Visa, Inc. Class A	8,705	2,026
		31,788
Health Care (10.8%):
AbbVie, Inc.	19,480	2,944
AmerisourceBergen Corp.	1,568	262
Amgen, Inc.	18,129	4,346
Biogen, Inc. (a)	2,354	716
Cardinal Health, Inc.	6,883	565
CVS Health Corp.	2,769	203
Edwards Lifesciences Corp. (a)	7,047	620
Elevance Health, Inc.	663	311
Eli Lilly & Co.	12,457	4,931
Gilead Sciences, Inc.	16,028	1,318
HCA Healthcare, Inc.	3,440	989
Hologic, Inc. (a)	20,002	1,720

See notes to financial statements.

17

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Humana, Inc.	299	$159
IDEXX Laboratories, Inc. (a)	3,339	1,643
Johnson & Johnson	50,791	8,315
McKesson Corp.	5,291	1,927
Merck & Co., Inc.	41,910	4,839
Mettler-Toledo International, Inc. (a)	1,040	1,551
Moderna, Inc. (a)	4,725	628
Molina Healthcare, Inc. (a)	4,256	1,268
Pfizer, Inc.	9,316	362
Quest Diagnostics, Inc.	1,335	185
Regeneron Pharmaceuticals, Inc. (a)	921	739
The Cigna Group	862	218
UnitedHealth Group, Inc.	12,606	6,203
Veeva Systems, Inc. Class A (a)	15,935	2,854
Vertex Pharmaceuticals, Inc. (a)	472	161
Waters Corp. (a)	5,258	1,579
Zoetis, Inc.	13,619	2,394
		53,950
Industrials (7.4%):
3M Co.	31,557	3,352
Automatic Data Processing, Inc.	1,290	284
Booz Allen Hamilton Holding Corp.	13,818	1,323
Cintas Corp.	5,789	2,638
Cummins, Inc.	525	123
Dover Corp.	928	136
Expeditors International of Washington, Inc.	6,143	699
Fastenal Co.	46,882	2,524
Illinois Tool Works, Inc.	13,625	3,296
Jack Henry & Associates, Inc.	897	147
Leidos Holdings, Inc.	1,221	114
Lockheed Martin Corp.	16,669	7,742
Masco Corp.	2,534	136
Old Dominion Freight Line, Inc.	9,592	3,073
Otis Worldwide Corp.	34,727	2,962
Owens Corning	1,353	145
Paychex, Inc.	11,171	1,227
Rockwell Automation, Inc.	6,266	1,776
Union Pacific Corp.	7,195	1,408
United Parcel Service, Inc. Class B	14,956	2,689
United Rentals, Inc.	450	163
W.W. Grainger, Inc.	1,938	1,348
		37,305
Information Technology (15.2%):
Adobe, Inc. (a)	9,006	3,400
Apple, Inc.	138,647	23,526
Applied Materials, Inc.	2,454	277
Autodesk, Inc. (a)	9,047	1,762
Broadcom, Inc.	997	625
Cadence Design Systems, Inc. (a)	17,163	3,595

See notes to financial statements.

18

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CDW Corp.	3,859	$654
Cisco Systems, Inc.	62,422	2,949
Enphase Energy, Inc. (a)	821	135
Fair Isaac Corp. (a)	2,382	1,734
Fortinet, Inc. (a)	27,705	1,747
Gartner, Inc. (a)	562	170
HP, Inc.	28,235	839
International Business Machines Corp.	2,629	332
Keysight Technologies, Inc. (a)	861	125
KLA Corp.	2,085	806
Lam Research Corp.	1,053	552
Microchip Technology, Inc.	1,703	124
Microsoft Corp.	61,142	18,786
Motorola Solutions, Inc.	978	285
NetApp, Inc.	11,087	697
ON Semiconductor Corp. (a)	1,722	124
Parade Technologies Ltd.	31,000	950
Qorvo, Inc. (a)	9,117	839
QUALCOMM, Inc.	17,054	1,992
Synopsys, Inc. (a)	522	194
TE Connectivity Ltd.	1,052	129
Teradyne, Inc.	11,498	1,051
Texas Instruments, Inc.	24,826	4,151
VeriSign, Inc. (a)	9,970	2,211
Zebra Technologies Corp. (a)	4,322	1,245
		76,006
Materials (1.1%):
CF Industries Holdings, Inc.	8,269	592
Dow, Inc.	13,436	731
LyondellBasell Industries NV Class A	2,151	203
Nucor Corp.	6,186	917
Steel Dynamics, Inc.	1,155	120
The Sherwin-Williams Co.	12,035	2,859
		5,422
Real Estate (0.3%):
American Tower Corp.	2,695	551
Crown Castle, Inc.	1,395	172
Equinix, Inc.	317	229
Prologis, Inc.	4,193	525
		1,477
Utilities (0.1%):
Evergy, Inc.	2,544	158
FirstEnergy Corp.	2,931	116
The AES Corp.	8,187	193
Vistra Corp.	7,003	167
		634
		304,420
Total Common Stocks (Cost $463,814)		500,077
See notes to financial statements.

19

Victory Portfolios III Victory Global Managed Volatility Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (2.1%)^
United States (2.1%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (g)	2,689,356	$2,690
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (g)	2,689,356	2,689
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (g)	2,689,356	2,689
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (g)	2,689,356	2,689
Total Collateral for Securities Loaned (Cost $10,757)		10,757
Total Investments (Cost $474,571) — 101.9%		510,834
Liabilities in excess of other assets — (1.9)%		(9,575)
NET ASSETS — 100.00%		$501,259

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of April 30, 2023, the fair value of these securities was $3,401 thousands and amounted to 0.7% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of April 30, 2023. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(f)  The following table details the earliest acquisition date and cost of the Fund's Russian sanctioned restricted securities at April 30, 2023 (amounts in thousands):

Security Name	Acquisition Date	Cost
LUKOIL PJSC	4/22/2020	$2,312
MMC Norilsk Nickel PJSC	9/30/2019	1,604
Mobile TeleSystems PJSC	11/11/2021	2,034
Sberbank of Russia PJSC	4/22/2020	1,393
Tatneft PJSC	12/21/2020	608
X5 Retail Group NV, GDR	11/11/2021	637

(g)  Rate disclosed is the daily yield on April 30, 2023.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

20

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Global Managed Volatility Fund
Assets:
Investments, at value (Cost $474,571)	$510,834	(a)
Foreign currency, at value (Cost $45)	45
Cash	1,655
Deposit with broker for futures contracts	5
Receivables:
Interest and dividends	758
Capital shares issued	—	(b)
Reclaims	610
From Adviser	93
Prepaid expenses	8
Total Assets	514,008
Liabilities:
Payables:
Collateral received on loaned securities	10,757
Capital shares redeemed	1,610
Accrued foreign capital gains taxes	22
Accrued expenses and other payables:
Investment advisory fees	246
Administration fees	21
Custodian fees	15
Transfer agent fees	21
Compliance fees	—	(b)
Other accrued expenses	57
Total Liabilities	12,749
Net Assets:
Capital	470,547
Total accumulated earnings/(loss)	30,712
Net Assets	$501,259
Net Assets
Fund Shares	$9,574
Institutional Shares	491,685
Total	$501,259
Shares (unlimited number of shares authorized with no par value):
Fund Shares	1,055
Institutional Shares	53,110
Total	54,165
Net asset value, offering and redemption price per share: (c)
Fund Shares	$9.07
Institutional Shares	9.26

(a)  Includes $10,309 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

21

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Global Managed Volatility Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022
Investment Income:
Interest	$9	$4
Dividends	4,721	13,736
Non-cash dividends	—	691
Securities lending (net of fees)	86	210
Foreign tax withholding	(466)	(1,103)
Total Income	4,350	13,538
Expenses:
Investment advisory fees	974	3,052
Administration fees — Fund Shares	5	15
Administration fees — Institutional Shares	80	249
Sub-Administration fees	19	56
Custodian fees	31	82
Transfer agent fees — Fund Shares	4	13
Transfer agent fees — Institutional Shares	80	249
Trustees' fees	16	47
Compliance fees	2	4
Legal and audit fees	57	90
State registration and filing fees	13	36
Other expenses	38	89
Total Expenses	1,319	3,982
Expenses waived/reimbursed by Adviser	(175)	(405)
Net Expenses	1,144	3,577
Net Investment Income (Loss)	3,206	9,961
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	1,321	(2,754)
Foreign taxes on realized gains	— (b)	(8)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	35,371	(100,860)
Net change in accrued foreign taxes on unrealized gains	47	54
Net realized/unrealized gains (losses) on investments	36,739	(103,568)
Change in net assets resulting from operations	$39,945	$(93,607)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

22

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Global Managed Volatility Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$3,206	$9,961	$8,944
Net realized gains (losses)	1,321	(2,762)	94,962
Net change in unrealized appreciation/depreciation	35,418	(100,806)	16,818
Change in net assets resulting from operations	39,945	(93,607)	120,724
Distributions to Shareholders:
Fund Shares	—	(732)	(2,473)
Institutional Shares	—	(38,065)	(119,748)
Change in net assets resulting from distributions to shareholders	—	(38,797)	(122,221)
Change in net assets resulting from capital transactions	(19,319)	6,690	(127,774)
Change in net assets	20,626	(125,714)	(129,271)
Net Assets:
Beginning of period	480,633	606,347	735,618
End of period	$501,259	$480,633	$606,347
Capital Transactions:
Fund Shares
Proceeds from shares issued	$176	$1,403	$1,421
Distributions reinvested	—	727	2,461
Cost of shares redeemed	(412)	(2,582)	(1,783)
Total Fund Shares	$(236)	$(452)	$2,099
Institutional Shares
Proceeds from shares issued	$—	$—	$172
Distributions reinvested	—	38,066	119,748
Cost of shares redeemed	(19,083)	(30,924)	(249,793)
Total Institutional Shares	$(19,083)	$7,142	$(129,873)
Change in net assets resulting from capital transactions	$(19,319)	$6,690	$(127,774)
Share Transactions:
Fund Shares
Issued	20	146	117
Reinvested	—	83	230
Redeemed	(47)	(277)	(147)
Total Fund Shares	(27)	(48)	200
Institutional Shares
Issued	—	—	13
Reinvested	—	4,278	10,972
Redeemed	(2,110)	(3,170)	(20,743)
Total Institutional Shares	(2,110)	1,108	(9,758)
Change in Shares	(2,137)	1,060	(9,558)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

See notes to financial statements.

23

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Global Managed Volatility Fund
	Fund Shares
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$8.38	$10.78	$11.20	$10.97	$9.39	$10.73
Investment Activities:
Net investment income (loss)	0.05 (b)	0.17 (b)	0.15 (b)	0.12 (b)	0.19 (b)	0.25
Net realized and unrealized gains (losses)	0.64	(1.85)	2.15	0.56	1.85	(1.18)
Total from Investment Activities	0.69	(1.68)	2.30	0.68	2.04	(0.93)
Distributions to Shareholders from:
Net investment income	—	(0.20)	(0.11)	(0.15)	(0.22)	(0.15)
Net realized gains	—	(0.52)	(2.61)	(0.30)	(0.24)	(0.26)
Total Distributions	—	(0.72)	(2.72)	(0.45)	(0.46)	(0.41)
Net Asset Value, End of Period	$9.07	$8.38	$10.78	$11.20	$10.97	$9.39
Total Return (c) (d)	8.23%	(15.78)%	21.00%	6.25%	21.69%	(8.78)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income (Loss) (e)	1.78%	1.77%	1.26%	1.14%	1.81%	1.57%
Gross Expenses (e) (f)	1.39%	1.13%	1.05%	1.15%	1.09%	1.18%
Supplemental Data:
Net Assets at end of period (000's)	$9,574	$9,065	$12,183	$10,414	$11,921	$10,229
Portfolio Turnover (c) (h)	7%	26%	40%	86%	53%	35%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

24

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Global Managed Volatility Fund
	Institutional Shares
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$8.54	$10.98	$11.35	$11.11	$9.49	$10.84
Investment Activities:
Net investment income (loss)	0.06 (b)	0.19 (b)	0.18 (b)	0.14 (b)	0.21 (b)	0.16
Net realized and unrealized gains (losses)	0.66	(1.90)	2.19	0.57	1.88	(1.08)
Total from Investment Activities	0.72	(1.71)	2.37	0.71	2.09	(0.92)
Distributions to Shareholders from:
Net investment income	—	(0.21)	(0.13)	(0.17)	(0.23)	(0.17)
Net realized gains	—	(0.52)	(2.61)	(0.30)	(0.24)	(0.26)
Total Distributions	—	(0.73)	(2.74)	(0.47)	(0.47)	(0.43)
Net Asset Value, End of Period	$9.26	$8.54	$10.98	$11.35	$11.11	$9.49
Total Return (c) (d)	8.43%	(15.70)%	21.34%	6.44%	21.97%	(8.61)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net Investment Income (Loss) (e)	1.98%	1.96%	1.45%	1.34%	1.97%	1.87%
Gross Expenses (e) (f)	0.80%	0.78%	0.77%	0.74%	0.75%	0.74%
Supplemental Data:
Net Assets at end of period (000's)	$491,685	$471,568	$594,164	$725,204	$1,005,270	$922,210
Portfolio Turnover (c) (h)	7%	26%	40%	86%	53%	35%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

25

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Global Managed Volatility Fund (formerly USAA Global Managed Volatility Fund) (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from December 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal four-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

26

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$338,897	$161,142	$38	$500,077
Collateral for Securities Loaned	10,757	—	—	10,757
Total	$349,654	$161,142	$38	$510,834

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

27

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of April 30, 2023, the Fund had no open forward foreign exchange currency contracts.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

The Fund did not hold futures contracts as of April 30, 2023.

Options:

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser

28

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

Premiums paid for purchased options are included on the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

Premiums received from writing options are included on the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

As of April 30, 2023, the Fund had no open options.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is

29

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$10,309	$—	$10,757

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations, if any, are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations, if any, are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of December 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the four months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

30

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the four months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$33,970	$49,926

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by a fund-of-funds within its principal investment strategies may represent a significant portion of an underlying fund's assets, and together with the investments of the other affiliated funds-of-funds, may represent a substantial portion or even all of an underlying fund's net assets. The affiliated funds-of-funds annual and semi-annual reports may be viewed at vcm.com. As of April 30, 2023, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated Victory Portfolios III Mutual Funds	Ownership %
Victory Target Retirement Income Fund	8.0
Victory Target Retirement 2030 Fund	23.7
Victory Target Retirement 2040 Fund	37.3
Victory Target Retirement 2050 Fund	25.5
Victory Target Retirement 2060 Fund	3.8

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the four months ended April 30, 2023, and the year ended December 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.05%, which is based on the Fund's average

31

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least August 31, 2024. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.90% and 0.70% for Fund Shares and Institutional Shares, respectively.

32

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$243	$424	$405	$175	$1,247

As of December 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$356	$424	$405	$1,185

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the four months ended April 30, 2023, and the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

33

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Certain Russian securities held by the Fund had declared dividends, however there is no assurance these dividends can be collected by the Fund. As a result, all such dividend receivables related to these Russian securities are valued at zero as of the current fiscal year-end.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

Emerging Markets Risk — Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the four months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the four months ended April 30, 2023, and the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

34

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Fund did not utilize or participate in the Facility during the four months ended April 30, 2023, and the year ended December 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$3	$(3)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

There were no distributions for the four months ended April 30, 2023.

Year Ended December 31, 2022				Year Ended December 31, 2021
Distributions Paid From				Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$16,737	$22,060	$38,797	$38,797	$35,478	$86,743	$122,221	$122,221

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,240	$3,240	$(7,921)	$35,393	$30,712

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment companies.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$1,902	$6,019	$7,921

35

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$475,424	$79,025	$(43,615)	$35,410

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Global Managed Volatility Fund (Formerly USAA Global Managed Volatility Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Global Managed Volatility Fund (formerly USAA Global Managed Volatility Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the statements of changes in net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, the financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the changes in its net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, and its financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

37

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

38

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

39

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

40

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

41

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

42

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/ Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

43

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,125.60	$1,020.33	$4.74	$4.51	0.90%
Institutional Shares	1,000.00	1,127.80	1,021.32	3.69	3.51	0.70%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

44

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Global Managed Volatility Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

45

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services as well as any fee waivers and reimbursements — was below the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including underlying fund expenses and after any reimbursements, were above the median of its expense group and equal to the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and above its Lipper index for the one-year period ended June 30, 2022, and was above the average of its performance universe and below its Lipper index for the three- and five-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance for certain periods.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

46

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

47

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

48

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

88394-0723

April 30, 2023

Annual Report

Victory 500 Index Fund

(Formerly USAA® 500 Index Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Supplemental Information (Unaudited)	35
Trustee and Officer Information	35
Proxy Voting and Portfolio Holdings Information	41
Expense Examples	41
Additional Federal Income Tax Information	42
Advisory Contract Approval	43
Liquidity Risk Management Program	46
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended December 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from January 1, 2023, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Coming off what was the most difficult year for financial markets in decades, our most recent reporting period (the first four months of 2023) has been marked by both optimism and turmoil. These shifts in sentiment seem like the new normal. Certainly, January began well enough, with equity markets bouncing back sharply after a dreadful calendar year. It appeared that investors were looking past the near-term challenges and anticipating an end to the U.S. Federal Reserve's (the "Fed") aggressive rate hikes.

This rally was short-lived, however. Sentiment soured in February as investors grappled with the possibility of a Fed-induced recession and another round of troublesome inflation data. And if that wasn't enough, we witnessed unusual turmoil within the banking sector in March, including the collapse of a few regional banks, which ultimately necessitated Fed intervention. Naturally, this ratcheted up volatility as markets sold off sharply in March, only to regain their footing and finish April on a largely calm note. It appears that the Fed has helped restore confidence in the banking sector and avoided a wider contagion—for the moment.

Thus, even though our most recent reporting period has been abbreviated, the markets still vacillated between risk-on and risk-off, which simply underscores just how challenging today's environment is for investors.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a total return of 9.17% for our abbreviated annual reporting period, an impressive snap back from a difficult 2022. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a total return of 3.59% during the same period.

Despite the recent gains, we realize that the bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply, investors often wonder if they have missed an opportunity. This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialist. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory 500 Index Fund

Manager's Commentary

(Unaudited)

•  What were the market conditions over the reporting period?

Global equities started off 2023 logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the U.S. Federal Reserve's (the Fed") hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital — backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as concern over deposits remained. Bonds rallied with expectations that the Fed rate hikes were nearly complete.

•  How did the Victory 500 Index Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Member Shares and Reward Shares. The Fund's fiscal year-end changed this year to April 30 from December 31, resulting in a shorter reporting period for fiscal year ended 2023. For the four-month reporting period ended April 30, 2023, the Fund closely tracked its benchmark, the Victory US Large Cap 500 Index (the "Index"), with the Member Shares and Reward Shares returning 9.19% and 9.23%, respectively, versus the Index, which returned 9.28%. The Index emphasizes large U.S. company stocks and is not available for direct investment.

•  Please describe sector performance during the reporting period.

During the reporting period, the Fund had an absolute positive return. Eight out of eleven sectors were positive, led by the communications services sector. The energy sector was the largest detractor. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

4

Victory 500 Index Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Member Shares	Reward Shares
INCEPTION DATE	5/1/96	5/1/02
	Net Asset Value	Net Asset Value	Victory US Large Cap 500 Index[1]	S&P 500® Index[2]
One Year	1.97%	2.07%	2.26%	2.66%
Five Year	11.33%	11.43%	11.68%	11.45%
Ten Year	12.00%	12.11%	12.35%	12.20%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory 500 Index Fund — Growth of $10,000

1The Victory US Large Cap 500 Index emphasizes stocks of large U.S. companies. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

5

Victory Portfolios III Victory 500 Index Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index . The Index emphasizes stocks of large U.S. companies.

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.6%)
Communication Services (8.2%):
Activision Blizzard, Inc. (a)	200,443	$15,576
Alphabet, Inc. Class A (a)	1,622,793	174,191
Alphabet, Inc. Class C (a)	1,414,674	153,096
AT&T, Inc.	1,942,629	34,326
Charter Communications, Inc. Class A (a)	28,698	10,581
Comcast Corp. Class A	1,134,687	46,942
Electronic Arts, Inc.	70,234	8,939
Fox Corp. Class A	79,281	2,637
Fox Corp. Class B	36,260	1,107
Liberty Broadband Corp. Class C (a)	31,928	2,707
Liberty Media Corp.-Liberty Formula One Class C (a)	54,003	3,899
Live Nation Entertainment, Inc. (a)	39,002	2,644
Meta Platforms, Inc. Class A (a)	606,439	145,739
Netflix, Inc. (a)	118,914	39,233
Omnicom Group, Inc.	54,680	4,952
Paramount Global Class B (b)	157,844	3,683
Pinterest, Inc. Class A (a)	158,745	3,651
ROBLOX Corp. Class A (a)	116,776	4,157
Sirius XM Holdings, Inc. (b)	180,203	685
Snap, Inc. Class A (a)	263,975	2,299
Take-Two Interactive Software, Inc. (a)	42,281	5,255
The Interpublic Group of Cos., Inc.	104,800	3,745
The Trade Desk, Inc. Class A (a)	120,440	7,749
The Walt Disney Co. (a)	497,738	51,018
T-Mobile U.S., Inc. (a)	142,862	20,558
Verizon Communications, Inc.	1,144,315	44,434
Warner Bros Discovery, Inc. (a)	602,101	8,195
		801,998
Communications Equipment (0.8%):
Arista Networks, Inc. (a)	64,281	10,295
Cisco Systems, Inc.	1,119,308	52,888
Motorola Solutions, Inc.	45,570	13,279
		76,462
Consumer Discretionary (9.6%):
Airbnb, Inc. Class A (a)	104,733	12,533
Amazon.com, Inc. (a)	2,456,964	259,087
AutoZone, Inc. (a)	5,172	13,775
Best Buy Co., Inc.	53,655	3,998
Booking Holdings, Inc. (a)	10,155	27,279
Burlington Stores, Inc. (a)	17,762	3,425
Chipotle Mexican Grill, Inc. (a)	7,451	15,406
Coupang, Inc. (a)	308,647	5,173
D.R. Horton, Inc.	82,335	9,042
Darden Restaurants, Inc.	33,160	5,038
DoorDash, Inc. Class A (a)	64,751	3,962
eBay, Inc.	146,280	6,792

See notes to financial statements.

7

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Etsy, Inc. (a)	33,903	$3,425
Expedia Group, Inc. (a)	39,874	3,747
Ford Motor Co.	1,066,785	12,673
General Motors Co.	379,988	12,555
Genuine Parts Co.	37,692	6,344
Hilton Worldwide Holdings, Inc.	71,146	10,246
Las Vegas Sands Corp. (a)	89,542	5,717
Lennar Corp. Class A	67,699	7,637
LKQ Corp.	72,067	4,160
Lowe's Cos., Inc.	164,759	34,242
Lucid Group, Inc. (a) (b)	139,645	1,109
Lululemon Athletica, Inc. (a)	30,348	11,530
Marriott International, Inc. Class A	71,359	12,084
McDonald's Corp.	199,306	58,945
MGM Resorts International	86,844	3,901
NIKE, Inc. Class B	336,005	42,579
NVR, Inc. (a)	819	4,783
O'Reilly Automotive, Inc. (a)	16,679	15,300
Pool Corp.	10,321	3,626
PulteGroup, Inc.	60,852	4,086
Rivian Automotive, Inc. Class A (a) (b)	161,717	2,073
Ross Stores, Inc.	91,952	9,814
Royal Caribbean Cruises Ltd. (a)	60,503	3,959
Starbucks Corp.	303,748	34,715
Tesla, Inc. (a)	732,787	120,404
The Home Depot, Inc.	277,691	83,457
The TJX Cos., Inc.	314,833	24,815
Tractor Supply Co.	29,991	7,150
Ulta Beauty, Inc. (a)	13,725	7,568
Yum China Holdings, Inc.	110,586	6,766
Yum! Brands, Inc.	76,750	10,790
		935,710
Consumer Staples (7.3%):
Altria Group, Inc.	488,302	23,199
Archer-Daniels-Midland Co.	147,819	11,542
Brown-Forman Corp. Class B	82,762	5,387
Bunge Ltd.	40,407	3,782
Campbell Soup Co.	53,852	2,924
Church & Dwight Co., Inc.	66,492	6,458
Colgate-Palmolive Co.	226,248	18,055
Conagra Brands, Inc.	128,564	4,880
Constellation Brands, Inc. Class A	45,234	10,380
Costco Wholesale Corp.	120,900	60,839
Dollar General Corp.	60,916	13,490
Dollar Tree, Inc. (a)	60,265	9,263
General Mills, Inc.	160,647	14,238
Hormel Foods Corp.	78,907	3,191
Kellogg Co.	92,205	6,433
Keurig Dr Pepper, Inc.	246,961	8,076
Kimberly-Clark Corp.	91,958	13,324

See notes to financial statements.

8

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lamb Weston Holdings, Inc.	38,415	$4,295
McCormick & Co., Inc.	68,312	6,001
Mondelez International, Inc. Class A	371,451	28,498
Monster Beverage Corp. (a)	201,862	11,304
PepsiCo, Inc.	375,251	71,632
Philip Morris International, Inc.	422,382	42,226
Sysco Corp.	138,304	10,613
Target Corp.	125,418	19,785
The Clorox Co.	33,656	5,574
The Coca-Cola Co.	1,166,489	74,830
The Estee Lauder Cos., Inc.	63,124	15,574
The Hershey Co.	40,044	10,934
The J.M. Smucker Co.	28,184	4,352
The Kraft Heinz Co.	300,392	11,796
The Kroger Co.	193,085	9,390
The Procter & Gamble Co.	642,781	100,518
Tyson Foods, Inc. Class A	76,263	4,766
Walgreens Boots Alliance, Inc.	195,051	6,876
Walmart, Inc.	382,085	57,683
		712,108
Electronic Equipment, Instruments & Components (0.5%):
Amphenol Corp. Class A	160,388	12,105
CDW Corp.	36,889	6,256
Corning, Inc.	207,592	6,896
Keysight Technologies, Inc. (a)	48,106	6,958
Teledyne Technologies, Inc. (a)	12,643	5,239
Trimble, Inc. (a)	67,285	3,169
Zebra Technologies Corp. (a)	13,866	3,994
		44,617
Energy (4.7%):
Baker Hughes Co.	272,765	7,976
Cheniere Energy, Inc.	65,736	10,058
Chevron Corp.	519,499	87,577
ConocoPhillips	332,072	34,167
Coterra Energy, Inc.	205,136	5,251
Devon Energy Corp.	176,409	9,425
Diamondback Energy, Inc.	47,569	6,764
EOG Resources, Inc.	160,042	19,120
Exxon Mobil Corp.	1,122,085	132,788
Halliburton Co.	246,329	8,067
Hess Corp.	75,603	10,967
Kinder Morgan, Inc.	532,874	9,139
Marathon Oil Corp.	171,558	4,145
Marathon Petroleum Corp.	121,395	14,810
Occidental Petroleum Corp.	247,646	15,238
ONEOK, Inc.	120,561	7,886
Phillips 66	128,775	12,749
Pioneer Natural Resources Co.	63,390	13,790
Schlumberger NV	386,352	19,066

See notes to financial statements.

9

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Targa Resources Corp.	60,516	$4,571
Texas Pacific Land Corp.	2,099	3,102
The Williams Cos., Inc.	331,953	10,045
Valero Energy Corp.	101,125	11,596
		458,297
Financials (13.1%):
Aflac, Inc.	150,124	10,486
American Express Co.	202,765	32,714
American International Group, Inc.	200,873	10,654
Ameriprise Financial, Inc.	28,685	8,752
Aon PLC Class A	55,335	17,994
Apollo Global Management, Inc.	107,589	6,820
Arch Capital Group Ltd. (a)	97,754	7,338
Ares Management Corp. Class A	37,801	3,311
Arthur J. Gallagher & Co.	57,210	11,903
Bank of America Corp.	2,180,754	63,852
Berkshire Hathaway, Inc. Class A (a)	93	46,768
Berkshire Hathaway, Inc. Class B (a)	354,742	116,550
BlackRock, Inc.	40,115	26,925
Blackstone, Inc.	189,298	16,910
Block, Inc. (a)	144,963	8,812
Brown & Brown, Inc.	64,816	4,174
Capital One Financial Corp.	102,792	10,002
Cboe Global Markets, Inc.	28,811	4,025
Cincinnati Financial Corp.	41,970	4,467
Citigroup, Inc.	529,591	24,928
Citizens Financial Group, Inc.	130,582	4,040
CME Group, Inc.	97,032	18,026
Discover Financial Services	70,654	7,311
Everest Re Group Ltd.	7,895	2,984
FactSet Research Systems, Inc.	10,422	4,291
Fidelity National Information Services, Inc.	160,058	9,399
Fifth Third Bancorp	185,148	4,851
First Horizon Corp.	143,387	2,516
First Republic Bank (b)	49,362	173
Fiserv, Inc. (a)	169,430	20,691
FleetCor Technologies, Inc. (a)	18,889	4,041
Franklin Resources, Inc.	79,071	2,125
Global Payments, Inc.	70,983	8,000
Huntington Bancshares, Inc.	387,546	4,341
Intercontinental Exchange, Inc.	150,744	16,421
JPMorgan Chase & Co.	793,937	109,754
KeyCorp	254,200	2,862
KKR & Co., Inc.	175,966	9,339
Loews Corp.	53,143	3,059
LPL Financial Holdings, Inc.	21,221	4,432
M&T Bank Corp.	45,260	5,694
Markel Corp. (a)	3,580	4,899
MarketAxess Holdings, Inc.	10,042	3,197
Marsh & McLennan Cos., Inc.	134,753	24,281

See notes to financial statements.

10

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Mastercard, Inc. Class A	229,331	$87,153
MetLife, Inc.	177,228	10,869
Moody's Corp.	49,915	15,629
Morgan Stanley	354,580	31,902
MSCI, Inc.	21,133	10,196
Nasdaq, Inc.	91,932	5,090
Northern Trust Corp.	55,650	4,350
NU Holdings Ltd. Class A (a)	551,094	2,844
PayPal Holdings, Inc. (a)	305,175	23,193
Principal Financial Group, Inc.	65,575	4,898
Prudential Financial, Inc.	100,267	8,723
Raymond James Financial, Inc.	52,808	4,781
Regions Financial Corp.	254,602	4,649
S&P Global, Inc.	87,733	31,810
State Street Corp.	92,919	6,714
Synchrony Financial	117,885	3,479
T. Rowe Price Group, Inc.	59,918	6,731
The Allstate Corp.	71,030	8,222
The Bank of New York Mellon Corp.	219,115	9,332
The Carlyle Group, Inc.	54,580	1,655
The Charles Schwab Corp.	458,818	23,969
The Goldman Sachs Group, Inc.	90,477	31,073
The Hartford Financial Services Group, Inc.	85,297	6,055
The PNC Financial Services Group, Inc.	109,258	14,231
The Progressive Corp.	159,484	21,754
The Travelers Cos., Inc.	63,237	11,455
Truist Financial Corp.	361,495	11,778
U.S. Bancorp	417,174	14,301
Visa, Inc. Class A	443,531	103,223
W.R. Berkley Corp.	56,943	3,355
Wells Fargo & Co.	1,033,690	41,089
		1,278,615
Health Care (14.3%):
Abbott Laboratories	468,792	51,787
AbbVie, Inc.	482,097	72,854
Agilent Technologies, Inc.	80,669	10,925
Align Technology, Inc. (a)	19,621	6,383
Alnylam Pharmaceuticals, Inc. (a)	33,483	6,670
AmerisourceBergen Corp.	45,740	7,632
Amgen, Inc.	145,489	34,880
Avantor, Inc. (a)	178,248	3,472
Baxter International, Inc.	137,505	6,556
Becton Dickinson and Co.	77,353	20,445
Biogen, Inc. (a)	39,367	11,977
BioMarin Pharmaceutical, Inc. (a)	49,624	4,766
Bio-Rad Laboratories, Inc. Class A (a)	5,679	2,560
Boston Scientific Corp. (a)	386,350	20,137
Bristol-Myers Squibb Co.	571,840	38,182
Cardinal Health, Inc.	69,495	5,706
Catalent, Inc. (a)	47,105	2,361

See notes to financial statements.

11

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Centene Corp. (a)	148,697	$10,250
CVS Health Corp.	349,874	25,649
Danaher Corp.	180,645	42,797
Dexcom, Inc. (a)	103,178	12,520
Edwards Lifesciences Corp. (a)	164,086	14,436
Elevance Health, Inc.	64,699	30,321
Eli Lilly & Co.	230,440	91,222
GE HealthCare Technologies, Inc. (a)	98,943	8,048
Gilead Sciences, Inc.	339,791	27,934
HCA Healthcare, Inc.	55,843	16,045
Hologic, Inc. (a)	66,505	5,720
Horizon Therapeutics PLC (a)	61,606	6,848
Humana, Inc.	34,051	18,064
ICON PLC (a)	22,245	4,286
IDEXX Laboratories, Inc. (a)	22,362	11,006
Illumina, Inc. (a)	43,049	8,849
Incyte Corp. (a)	60,142	4,475
Insulet Corp. (a)	18,733	5,958
Intuitive Surgical, Inc. (a)	94,514	28,469
IQVIA Holdings, Inc. (a)	50,097	9,430
Johnson & Johnson	709,573	116,157
Laboratory Corp. of America Holdings	24,031	5,448
McKesson Corp.	37,311	13,590
Medtronic PLC	362,425	32,963
Merck & Co., Inc.	690,803	79,767
Mettler-Toledo International, Inc. (a)	5,903	8,804
Moderna, Inc. (a)	91,067	12,102
Molina Healthcare, Inc. (a)	15,753	4,693
PerkinElmer, Inc.	34,416	4,491
Pfizer, Inc.	1,529,423	59,479
Quest Diagnostics, Inc.	30,028	4,168
Regeneron Pharmaceuticals, Inc. (a)	28,009	22,457
ResMed, Inc.	39,627	9,549
Royalty Pharma PLC Class A	101,427	3,565
Seagen, Inc. (a)	49,875	9,975
STERIS PLC	26,781	5,050
Stryker Corp.	95,992	28,764
The Cigna Group	79,319	20,091
The Cooper Cos., Inc.	13,332	5,085
Thermo Fisher Scientific, Inc.	105,016	58,273
UnitedHealth Group, Inc.	254,167	125,073
Veeva Systems, Inc. Class A (a)	38,012	6,807
Vertex Pharmaceuticals, Inc. (a)	70,048	23,867
Viatris, Inc.	326,088	3,042
Waters Corp. (a)	16,186	4,862
West Pharmaceutical Services, Inc.	20,199	7,297
Zimmer Biomet Holdings, Inc.	57,235	7,924
Zoetis, Inc.	126,256	22,193
		1,395,156

See notes to financial statements.

12

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (8.6%):
3M Co.	149,991	$15,932
AMETEK, Inc.	62,692	8,647
Automatic Data Processing, Inc.	111,767	24,589
Axon Enterprise, Inc. (a)	18,661	3,932
Booz Allen Hamilton Holding Corp.	35,320	3,381
Broadridge Financial Solutions, Inc.	31,746	4,616
Carlisle Cos., Inc.	13,797	2,978
Carrier Global Corp.	227,286	9,505
Caterpillar, Inc.	140,685	30,782
Cintas Corp.	23,535	10,727
Copart, Inc. (a)	116,797	9,233
CoStar Group, Inc. (a)	109,700	8,441
CSX Corp.	561,985	17,219
Cummins, Inc.	37,749	8,873
Deere & Co.	80,737	30,520
Delta Air Lines, Inc. (a)	174,714	5,994
Dover Corp.	37,686	5,508
Eaton Corp. PLC	108,440	18,123
Emerson Electric Co.	155,686	12,962
Equifax, Inc.	33,361	6,952
Expeditors International of Washington, Inc.	41,647	4,741
Fastenal Co.	155,531	8,374
FedEx Corp.	63,267	14,411
Fortive Corp.	96,152	6,066
General Dynamics Corp.	74,024	16,162
General Electric Co.	293,823	29,080
HEICO Corp.	11,438	1,929
HEICO Corp. Class A	20,139	2,703
Honeywell International, Inc.	182,044	36,380
Howmet Aerospace, Inc.	111,209	4,925
Hubbell, Inc.	14,604	3,933
IDEX Corp.	20,550	4,240
Illinois Tool Works, Inc.	83,120	20,110
Ingersoll Rand, Inc.	110,336	6,291
J.B. Hunt Transport Services, Inc.	22,321	3,913
Jacobs Solutions, Inc.	34,180	3,946
Johnson Controls International PLC	185,368	11,092
L3Harris Technologies, Inc.	51,878	10,124
Leidos Holdings, Inc.	35,072	3,271
Lockheed Martin Corp.	69,559	32,307
Nordson Corp.	13,860	2,998
Norfolk Southern Corp.	62,062	12,600
Northrop Grumman Corp.	41,701	19,235
Old Dominion Freight Line, Inc.	25,888	8,294
Otis Worldwide Corp.	113,037	9,642
PACCAR, Inc.	139,288	10,403
Parker-Hannifin Corp.	34,598	11,240
Paychex, Inc.	87,410	9,603
Paycom Software, Inc. (a)	13,970	4,057
See notes to financial statements.

13

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Quanta Services, Inc.	38,843	$6,589
Raytheon Technologies Corp.	399,147	39,875
Republic Services, Inc.	55,971	8,095
Rockwell Automation, Inc.	31,274	8,863
Rollins, Inc.	67,090	2,835
Snap-on, Inc.	14,182	3,679
Southwest Airlines Co.	161,921	4,905
SS&C Technologies Holdings, Inc.	59,714	3,496
Stanley Black & Decker, Inc.	41,276	3,564
Textron, Inc.	55,355	3,706
The Boeing Co. (a)	162,998	33,705
Trane Technologies PLC	62,415	11,597
TransDigm Group, Inc.	14,430	11,039
TransUnion	52,033	3,580
Uber Technologies, Inc. (a)	516,233	16,029
Union Pacific Corp.	166,713	32,626
United Airlines Holdings, Inc. (a)	88,230	3,865
United Parcel Service, Inc. Class B	198,850	35,755
United Rentals, Inc.	18,709	6,756
Verisk Analytics, Inc.	41,727	8,100
W.W. Grainger, Inc.	12,253	8,523
Waste Management, Inc.	106,758	17,727
Westinghouse Air Brake Technologies Corp.	49,057	4,791
Xylem, Inc.	49,113	5,100
		835,784
IT Services (1.3%):
Accenture PLC Class A	179,387	50,280
Cloudflare, Inc. Class A (a)	76,014	3,576
Cognizant Technology Solutions Corp. Class A	138,764	8,286
EPAM Systems, Inc. (a)	15,244	4,305
Gartner, Inc. (a)	19,387	5,864
International Business Machines Corp.	246,341	31,140
MongoDB, Inc. (a)	18,123	4,349
Snowflake, Inc. Class A (a)	75,357	11,159
VeriSign, Inc. (a)	28,290	6,275
		125,234
Materials (2.5%):
Air Products and Chemicals, Inc.	59,299	17,455
Albemarle Corp.	31,932	5,922
Avery Dennison Corp.	21,581	3,765
Ball Corp.	84,813	4,510
Celanese Corp.	29,555	3,140
CF Industries Holdings, Inc.	52,806	3,780
Corteva, Inc.	194,218	11,871
Dow, Inc.	192,054	10,448
DuPont de Nemours, Inc.	135,357	9,437
Ecolab, Inc.	68,980	11,578
FMC Corp.	33,747	4,170
Freeport-McMoRan, Inc.	382,016	14,482

See notes to financial statements.

14

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
International Flavors & Fragrances, Inc.	69,468	$6,736
International Paper Co.	94,431	3,127
Linde PLC	132,379	48,907
LyondellBasell Industries NV Class A	70,089	6,631
Martin Marietta Materials, Inc.	16,748	6,083
Newmont Corp.	216,265	10,251
Nucor Corp.	68,244	10,112
PPG Industries, Inc.	64,078	8,988
Reliance Steel & Aluminum Co.	15,857	3,929
Southern Copper Corp.	23,171	1,780
Steel Dynamics, Inc.	43,944	4,568
The Mosaic Co.	91,680	3,929
The Sherwin-Williams Co.	64,783	15,389
Vulcan Materials Co.	36,231	6,345
Westlake Corp.	9,035	1,028
		238,361
Real Estate (2.5%):
Alexandria Real Estate Equities, Inc.	46,688	5,798
American Tower Corp.	125,592	25,670
AvalonBay Communities, Inc.	38,123	6,876
CBRE Group, Inc. Class A (a)	83,590	6,408
Crown Castle, Inc.	116,810	14,378
Digital Realty Trust, Inc.	79,330	7,866
Equinix, Inc.	25,213	18,256
Equity LifeStyle Properties, Inc.	48,175	3,319
Equity Residential	100,910	6,383
Essex Property Trust, Inc.	17,467	3,838
Extra Space Storage, Inc.	35,759	5,437
Gaming and Leisure Properties, Inc.	67,908	3,531
Healthpeak Properties, Inc.	148,978	3,273
Invitation Homes, Inc.	166,587	5,559
Iron Mountain, Inc.	78,417	4,332
Kimco Realty Corp.	165,144	3,169
Mid-America Apartment Communities, Inc.	31,451	4,837
Prologis, Inc.	251,601	31,513
Public Storage	42,112	12,416
Realty Income Corp.	179,968	11,309
SBA Communications Corp.	29,123	7,598
Simon Property Group, Inc.	88,184	9,993
Sun Communities, Inc.	33,080	4,596
UDR, Inc.	88,789	3,670
Ventas, Inc.	107,894	5,184
VICI Properties, Inc.	273,465	9,281
Welltower, Inc.	133,683	10,590
Weyerhaeuser Co.	199,538	5,968
WP Carey, Inc.	56,813	4,216
		245,264

See notes to financial statements.

15

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Semiconductors & Semiconductor Equipment (5.8%):
Advanced Micro Devices, Inc. (a)	434,915	$38,868
Analog Devices, Inc.	137,826	24,792
Applied Materials, Inc.	229,708	25,964
Broadcom, Inc.	111,582	69,906
Enphase Energy, Inc. (a)	36,075	5,924
Entegris, Inc.	40,294	3,019
First Solar, Inc. (a)	27,303	4,985
GLOBALFOUNDRIES, Inc. (a) (b)	20,792	1,223
Intel Corp.	1,127,182	35,010
KLA Corp.	37,731	14,585
Lam Research Corp.	36,398	19,075
Marvell Technology, Inc.	232,466	9,178
Microchip Technology, Inc.	146,269	10,676
Micron Technology, Inc.	297,306	19,135
Monolithic Power Systems, Inc.	12,023	5,554
NVIDIA Corp.	643,450	178,551
ON Semiconductor Corp. (a)	116,519	8,385
QUALCOMM, Inc.	303,797	35,483
Skyworks Solutions, Inc.	43,315	4,587
Teradyne, Inc.	42,438	3,878
Texas Instruments, Inc.	246,908	41,283
		560,061
Software (10.0%):
Adobe, Inc. (a)	123,486	46,623
ANSYS, Inc. (a)	23,498	7,377
Aspen Technology, Inc. (a)	7,765	1,374
Atlassian Corp. Class A (a)	40,490	5,979
Autodesk, Inc. (a)	58,789	11,452
Cadence Design Systems, Inc. (a)	73,623	15,420
Crowdstrike Holdings, Inc. Class A (a)	57,690	6,926
Datadog, Inc. Class A (a)	70,024	4,718
DocuSign, Inc. (a)	54,238	2,682
Dynatrace, Inc. (a)	58,280	2,464
Fair Isaac Corp. (a)	6,648	4,839
Fortinet, Inc. (a)	193,701	12,213
Gen Digital, Inc.	158,467	2,800
HubSpot, Inc. (a)	12,785	5,382
Intuit, Inc.	74,246	32,962
Microsoft Corp.	1,987,602	610,711
Oracle Corp.	418,739	39,663
Palantir Technologies, Inc. Class A (a)	469,174	3,636
Palo Alto Networks, Inc. (a)	80,801	14,743
PTC, Inc. (a)	29,967	3,770
Roper Technologies, Inc.	28,895	13,141
Salesforce, Inc. (a)	264,290	52,427
ServiceNow, Inc. (a)	54,757	25,156
Splunk, Inc. (a)	40,588	3,500

See notes to financial statements.

16

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Synopsys, Inc. (a)	41,113	$15,266
Tyler Technologies, Inc. (a)	11,280	4,275
VMware, Inc. Class A (a)	57,957	7,246
Workday, Inc. Class A (a)	54,487	10,142
Zoom Video Communications, Inc. Class A (a)	58,899	3,618
Zscaler, Inc. (a)	23,183	2,089
		972,594
Technology Hardware, Storage & Peripherals (7.7%):
Apple, Inc.	4,310,903	731,474
Hewlett Packard Enterprise Co.	349,248	5,001
HP, Inc.	267,599	7,950
NetApp, Inc.	58,736	3,694
Seagate Technology Holdings PLC	55,697	3,273
Western Digital Corp. (a)	85,264	2,937
		754,329
Utilities (2.7%):
Alliant Energy Corp.	68,394	3,771
Ameren Corp.	70,679	6,288
American Electric Power Co., Inc.	140,010	12,940
American Water Works Co., Inc.	49,579	7,350
Atmos Energy Corp.	39,007	4,452
Avangrid, Inc.	18,961	763
CenterPoint Energy, Inc.	171,594	5,229
CMS Energy Corp.	78,565	4,891
Consolidated Edison, Inc.	96,737	9,526
Constellation Energy Corp.	89,131	6,899
Dominion Energy, Inc.	227,507	13,000
DTE Energy Co.	55,482	6,237
Duke Energy Corp.	209,819	20,747
Edison International	104,047	7,658
Entergy Corp.	57,598	6,196
Evergy, Inc.	61,915	3,846
Eversource Energy	94,949	7,369
Exelon Corp.	270,863	11,495
FirstEnergy Corp.	155,916	6,205
NextEra Energy, Inc.	536,105	41,082
PG&E Corp. (a)	476,587	8,154
PPL Corp.	200,718	5,765
Public Service Enterprise Group, Inc.	135,946	8,592
Sempra Energy	85,644	13,317
The AES Corp.	181,992	4,306
The Southern Co.	296,688	21,821
WEC Energy Group, Inc.	85,944	8,265
Xcel Energy, Inc.	149,105	10,424
		266,588
Total Common Stocks (Cost $3,330,593)		9,701,178

See notes to financial statements.

17

Victory Portfolios III Victory 500 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (0.1%)^
Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	2,166,474	$2,166
HSBC U.S. Government Money Market Fund I Shares, 4.76% (c)	2,166,474	2,167
Invesco Government & Agency Portfolio Institutional Shares, 4.78% (c)	2,166,474	2,167
Morgan Stanley Institutional Liquidity Government Portfolio Institutional Shares, 4.77% (c)	2,166,474	2,166
Total Collateral for Securities Loaned (Cost $8,666)		8,666
Total Investments (Cost $3,339,259) — 99.7%		9,709,844
Other assets in excess of liabilities — 0.3%		25,958
NET ASSETS — 100.00%		$9,735,802

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on April 30, 2023.

PLC — Public Limited Company

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures	139	6/16/23	$27,444,001	$29,110,075	$1,666,074
Total unrealized appreciation					$1,666,074
Total unrealized depreciation					—
Total net unrealized appreciation (depreciation)					$1,666,074

See notes to financial statements.

18

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory 500 Index Fund
Assets:
Investments, at value (Cost $3,339,259)	$9,709,844	(a)
Cash	20,941
Deposit with broker for futures contracts	7,842
Receivables:
Interest and dividends	7,634
Capital shares issued	2,259
Variation margin on open futures contracts	241
From Adviser	502
Prepaid expenses	134
Total Assets	9,749,397
Liabilities:
Payables:
Collateral received on loaned securities	8,666
Capital shares redeemed	3,087
Accrued expenses and other payables:
Investment advisory fees	793
Administration fees	476
Custodian fees	66
Transfer agent fees	270
Compliance fees	8
Other accrued expenses	229
Total Liabilities	13,595
Net Assets:
Capital	3,392,197
Total accumulated earnings/(loss)	6,343,605
Net Assets	$9,735,802
Net Assets
Member Shares	$3,706,618
Reward Shares	6,029,184
Total	$9,735,802
Shares (unlimited number of shares authorized with no par value):
Member Shares	69,704
Reward Shares	113,293
Total	182,997
Net asset value, offering and redemption price per share: (b)
Member Shares	$53.18
Reward Shares	53.22

(a)  Includes $8,329 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

19

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory 500 Index Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022
Investment Income:
Dividends	$49,125	$146,422
Interest	296	263
Securities lending (net of fees)	111	493
Total Income	49,532	147,178
Expenses:
Investment advisory fees	3,103	9,513
Administration fees — Member Shares	708	2,231
Administration fees — Reward Shares	1,154	3,476
Sub-Administration fees	9	25
Custodian fees	133	391
Transfer agent fees — Member Shares	772	2,392
Transfer agent fees — Reward Shares	319	479
Trustees' fees	16	56
Compliance fees	30	82
Legal and audit fees	39	79
State registration and filing fees	63	171
Other expenses	431	847
Total Expenses	6,777	19,742
Expenses waived/reimbursed by Adviser	(937)	(2,034)
Net Expenses	5,840	17,708
Net Investment Income (Loss)	43,692	129,470
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(17,633)	47,500
Net realized gains (losses) from futures contracts	183	(7,833)
Net change in unrealized appreciation/depreciation on investment securities	793,417	(2,311,427)
Net change in unrealized appreciation/depreciation on futures contracts	1,929	(1,292)
Net realized/unrealized gains (losses) on investments	777,896	(2,273,052)
Change in net assets resulting from operations	$821,588	$(2,143,582)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

See notes to financial statements.

20

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory 500 Index Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$43,692	$129,470	$113,874
Net realized gains (losses)	(17,450)	39,667	466,012
Net change in unrealized appreciation/ depreciation	795,346	(2,312,719)	1,845,265
Change in net assets resulting from operations	821,588	(2,143,582)	2,425,151
Distributions to Shareholders:
Member Shares	(10,566)	(95,207)	(214,272)
Reward Shares	(18,544)	(155,895)	(320,176)
Change in net assets resulting from distributions to shareholders	(29,110)	(251,102)	(534,448)
Change in net assets resulting from capital transactions	39,191	250,500	149,584
Change in net assets	831,669	(2,144,184)	2,040,287
Net Assets:
Beginning of period	8,904,133	11,048,317	9,008,030
End of period	$9,735,802	$8,904,133	$11,048,317
Capital Transactions:
Member Shares
Proceeds from shares issued	$123,060	$381,036	$613,301
Distributions reinvested	10,491	94,556	212,842
Cost of shares redeemed	(152,714)	(520,566)	(1,218,360)
Total Member Shares	$(19,163)	$(44,974)	$(392,217)
Reward Shares
Proceeds from shares issued	$216,963	$606,186	$835,906
Distributions reinvested	17,694	149,076	306,440
Cost of shares redeemed	(176,303)	(459,788)	(600,545)
Total Reward Shares	$58,354	$295,474	$541,801
Change in net assets resulting from capital transactions	$39,191	$250,500	$149,584
Share Transactions:
Member Shares
Issued	2,394	7,031	10,815
Reinvested	205	1,848	3,522
Redeemed	(2,980)	(9,664)	(21,347)
Total Member Shares	(381)	(785)	(7,010)
Reward Shares
Issued	4,260	11,230	14,458
Reinvested	346	2,912	5,064
Redeemed	(3,429)	(8,628)	(10,476)
Total Reward Shares	1,177	5,514	9,046
Change in Shares	796	4,729	2,036

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

See notes to financial statements.

21

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory 500 Index Fund
	Member Shares
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$48.85	$62.23	$51.33	$43.93	$35.22	$38.00
Investment Activities:
Net investment income (loss)	0.23 (b)	0.69 (b)	0.63 (b)	0.65 (b)	0.71 (b)	0.68
Net realized and unrealized gains (losses)	4.25	(12.70)	13.37	8.48	10.19	(2.40)
Total from Investment Activities	4.48	(12.01)	14.00	9.13	10.90	(1.72)
Distributions to Shareholders from:
Net investment income	(0.15)	(0.70)	(0.63)	(0.66)	(0.72)	(0.66)
Net realized gains	—	(0.67)	(2.47)	(1.07)	(1.47)	(0.40)
Total Distributions	(0.15)	(1.37)	(3.10)	(1.73)	(2.19)	(1.06)
Net Asset Value, End of Period	$53.18	$48.85	$62.23	$51.33	$43.93	$35.22
Total Return (c) (d)	9.19%	(19.38)%	27.50%	21.22%	31.19%	(4.65)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.25%	0.24%	0.24%	0.25%	0.25%	0.25%
Net Investment Income (Loss) (e)	1.35%	1.30%	1.09%	1.47%	1.73%	1.75%
Gross Expenses (e) (f)	0.25%	0.24%	0.24%	0.25%	0.26%	0.26%
Supplemental Data:
Net Assets at end of period (000's)	$3,706,618	$3,423,615	$4,410,258	$3,997,663	$3,603,465	$2,957,995
Portfolio Turnover (c) (h)	4%	7%	8%	5%	13%	4%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

22

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory 500 Index Fund
	Reward Shares
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$48.88	$62.27	$51.36	$43.95	$35.24	$38.01
Investment Activities:
Net investment income (loss)	0.24 (b)	0.74 (b)	0.68 (b)	0.70 (b)	0.75 (b)	0.71
Net realized and unrealized gains (losses)	4.26	(12.71)	13.38	8.49	10.19	(2.38)
Total from Investment Activities	4.50	(11.97)	14.06	9.19	10.94	(1.67)
Distributions to Shareholders from:
Net investment income	(0.16)	(0.75)	(0.68)	(0.71)	(0.76)	(0.70)
Net realized gains	—	(0.67)	(2.47)	(1.07)	(1.47)	(0.40)
Total Distributions	(0.16)	(1.42)	(3.15)	(1.78)	(2.23)	(1.10)
Net Asset Value, End of Period	$53.22	$48.88	$62.27	$51.36	$43.95	$35.24
Total Return (c) (d)	9.23%	(19.31)%	27.62%	21.35%	31.29%	(4.53)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income (Loss) (e)	1.44%	1.40%	1.17%	1.58%	1.83%	1.85%
Gross Expenses (e) (f)	0.20%	0.19%	0.18%	0.18%	0.18%	0.18%
Supplemental Data:
Net Assets at end of period (000's)	$6,029,184	$5,480,518	$6,638,059	$5,010,367	$4,546,094	$3,606,745
Portfolio Turnover (c) (h)	4%	7%	8%	5%	13%	4%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

23

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory 500 Index Fund (formerly USAA 500 Index Fund) (the "Fund"). The Fund offers two classes of shares: Member Shares and Reward Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from December 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal four-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

24

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$9,701,178	$—	$—	$9,701,178
Collateral for Securities Loaned	8,666	—	—	8,666
Total	$9,709,844	$—	$—	$9,709,844
Other Financial Investments*
Assets:
Futures Contracts	$1,666	$—	$—	$1,666
Total	$1,666	$—	$—	$1,666

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

25

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the four months ended April 30, 2023, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of April 30, 2023 (amounts in thousands):

Assets
Variation Margin Receivable on Open Futures Contracts*
Equity Risk Exposure	$1,666

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

26

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the four months ended April 30, 2023 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$183	$1,929

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended December 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(7,833)	$(1,292)

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the

27

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$8,329	$—	$8,666

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of December 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the four months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the four months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$430,875	$368,555

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by a fund-of-funds within its principal investment strategies may represent a significant portion of an underlying fund's assets, and together with the investments of the other affiliated funds-of-funds, may represent a substantial portion or even all of an underlying fund's net assets. The affiliated funds-of-funds annual

28

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

and semi-annual reports may be viewed at vcm.com. As of April 30, 2023, certain fund-of-funds owned total outstanding shares of the fund as follows:

Affiliated Victory Portfolios III Mutual Funds	Ownership %
Victory Cornerstone Conservative Fund	0.1
Victory Cornerstone Equity Fund	0.4
Victory Target Retirement Income Fund	0.2
Victory Target Retirement 2030 Fund	0.7
Victory Target Retirement 2040 Fund	1.1
Victory Target Retirement 2050 Fund	0.8
Victory Target Retirement 2060 Fund	0.1

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the four months ended April 30, 2023, and the year ended December 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.06% and 0.06%, which is based on the Fund's average daily net assets of the Member Shares and Reward Shares, respectively. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Compliance fees.

29

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Member Shares and Reward Shares based on an annual charge of $20 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least August 31, 2024. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.25% and 0.15% for Member Shares and Reward Shares, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$967	$1,849	$2,034	$937	$5,787

As of December 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$1,427	$1,849	$2,034	$5,310

30

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the four months ended April 30, 2023, and the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Large-Capitalization Stock Risk — The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex,

31

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the four months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the four months ended April 30, 2023, and the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the four months ended April 30, 2023, and the year ended December 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

32

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Four Months Ended April 30, 2023
Distributions Paid From
Ordinary Income	Total Distributions Paid
$29,110	$29,110

Year Ended December 31, 2022				Year Ended December 31, 2021
Distributions Paid From				Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$133,177	$117,925	$251,102	$251,102	$129,496	$404,952	$534,448	$534,448

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$14,493	$1,733	$16,226	$(18,015)	$6,345,394	$6,343,605

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, REIT adjustments, and derivatives.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$15,033	$2,982	$18,015

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,364,450	$6,512,926	$(167,532)	$6,345,394

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory 500 Index Fund (Formerly USAA 500 Index Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory 500 Index Fund (formerly USAA 500 Index Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the statements of changes in net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, the financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the changes in its net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, and its financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

34

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

35

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

36

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

37

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

38

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

39

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/ Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

40

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including account maintenance fees, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Actual expenses in the table below do not reflect the effect of the annual $10.00 account maintenance fee that is assessed on Member Share accounts with balances of less than $10,000, at a rate of $2.50 per quarter. To include the effect of this fee on the expenses that you paid, add $5.00 ($2.50 for two quarters) to your calculated estimated expenses. If you are currently assessed this fee, your ending account value reflects the quarterly deduction from your account.)

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Member Shares	$1,000.00	$1,081.90	$1,023.55	$1.29	$1.25	0.25%
Reward Shares	1,000.00	1,082.40	1,024.05	0.77	0.75	0.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

41

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal four months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal four months ended April 30, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)
100%	100%

42

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory 500 Index Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

43

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe for Member Shares and below the medians of its expense group and expense universe for Reward Shares. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe for Member Shares and Reward Shares. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also noted the high level of correlation between the Fund and the S&P 500 Index and the relatively low tracking error between the Fund and the S&P 500 Index, and noted that it reviews such information on a periodic basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the performance of the Fund's Member Shares and Reward Shares was below the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was above the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's recent underperformance.

44

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and in view of the Fund's investment objective of seeking to track its designated index; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

45

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

46

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

29237-0723

April 30, 2023

Annual Report

Victory Nasdaq-100 Index Fund

(Formerly USAA® Nasdaq-100 Index Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	16
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)	33
Trustee and Officer Information	33
Proxy Voting and Portfolio Holdings Information	39
Expense Examples	39
Advisory Contract Approval	40
Liquidity Risk Management Program	43
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended December 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from January 1, 2023, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Coming off what was the most difficult year for financial markets in decades, our most recent reporting period (the first four months of 2023) has been marked by both optimism and turmoil. These shifts in sentiment seem like the new normal. Certainly, January began well enough, with equity markets bouncing back sharply after a dreadful calendar year. It appeared that investors were looking past the near-term challenges and anticipating an end to the U.S. Federal Reserve's (the "Fed") aggressive rate hikes.

This rally was short-lived, however. Sentiment soured in February as investors grappled with the possibility of a Fed-induced recession and another round of troublesome inflation data. And if that wasn't enough, we witnessed unusual turmoil within the banking sector in March, including the collapse of a few regional banks, which ultimately necessitated Fed intervention. Naturally, this ratcheted up volatility as markets sold off sharply in March, only to regain their footing and finish April on a largely calm note. It appears that the Fed has helped restore confidence in the banking sector and avoided a wider contagion—for the moment.

Thus, even though our most recent reporting period has been abbreviated, the markets still vacillated between risk-on and risk-off, which simply underscores just how challenging today's environment is for investors.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a total return of 9.17% for our abbreviated annual reporting period, an impressive snap back from a difficult 2022. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a total return of 3.59% during the same period.

Despite the recent gains, we realize that the bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply, investors often wonder if they have missed an opportunity. This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialist. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Nasdaq-100 Index Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

Global equities started off 2023 logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the U.S. Federal Reserve's (the Fed") hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital–backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as concern over deposits remained. Bonds rallied with expectations that the Fed rate hikes were nearly complete.

•  How did the Victory Nasdaq-100 Index Fund (the "Fund") perform during the reporting period?

The Fund has five share classes: Fund Shares, Institutional Shares, Class A, Class C, and Class R6. The Fund's fiscal year-end changed this year to April 30 from December 31, resulting in a shorter reporting period for fiscal year ended 2023. For the four-month reporting period ended April 30, 2023, the Fund closely tracked its benchmark, the broad-based Nasdaq-100 Index (the "Index"). The Fund Shares, Institutional Shares, Class A, Class C, and Class R6 had total returns (at net asset value) of 21.20%, 21.26%, 21.14%, 20.86%, and 21.27%, respectively. This compares to the total return of 21.40% for the Index. The Index represents 100 of the largest nonfinancial companies listed on The Nasdaq Stock Market® and is not available for direct investment.

•  Please describe sector performance during the reporting period.

During the reporting period, the Fund had an absolute positive return. The three largest sectors, information technology, communication services, and consumer discretionary, which account for 80% of the Fund, were positive. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

4

Victory Nasdaq-100 Index Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares	Class A		Class C		Class R6
INCEPTION DATE	10/27/00	6/29/20	6/29/20		6/29/20		3/1/17
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Nasdaq-100 Index[1]	Russell 1000® Growth Index[2]
One Year	3.50%	3.53%	3.23%	0.91%	2.49%	1.50%	3.62%	3.99%	2.34%
Five Year	15.48%	N/A	N/A	N/A	N/A	N/A	15.62%	15.98%	13.80%
Ten Year	17.13%	N/A	N/A	N/A	N/A	N/A	N/A	17.72%	14.46%
Since Inception	N/A	10.95%	10.66%	9.78%	9.84%	9.84%	16.38%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Nasdaq-100 Index Fund — Growth of $10,000

1The Nasdaq-100 Index is an unmanaged index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

5

Victory Portfolios III Victory Nasdaq-100 Index Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market®.

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

Victory Portfolios III Victory Nasdaq-100 Index Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.6%)
Communication Services (16.9%):
Activision Blizzard, Inc. (a)	259,363	$20,155
Alphabet, Inc. Class A (a)	1,547,487	166,107
Alphabet, Inc. Class C (a)	1,521,346	164,640
Charter Communications, Inc. Class A (a)	50,482	18,613
Comcast Corp. Class A	1,391,145	57,552
Electronic Arts, Inc.	90,688	11,543
Meta Platforms, Inc. Class A (a)	736,070	176,892
Netflix, Inc. (a)	147,278	48,592
Sirius XM Holdings, Inc. (b)	1,286,606	4,889
T-Mobile U.S., Inc. (a)	403,255	58,028
Warner Bros Discovery, Inc. (a)	803,622	10,937
		737,948
Communications Equipment (1.5%):
Cisco Systems, Inc.	1,354,507	64,000
Consumer Discretionary (14.2%):
Airbnb, Inc. Class A (a)	135,234	16,183
Amazon.com, Inc. (a)	2,612,203	275,457
Booking Holdings, Inc. (a)	12,450	33,445
eBay, Inc.	177,549	8,244
JD.com, Inc., ADR	152,429	5,445
Lucid Group, Inc. (a) (b)	605,338	4,806
Lululemon Athletica, Inc. (a)	40,478	15,379
Marriott International, Inc. Class A	101,897	17,255
MercadoLibre, Inc. (a)	16,620	21,232
O'Reilly Automotive, Inc. (a)	20,449	18,758
PDD Holdings, Inc., ADR (a)	196,822	13,413
Rivian Automotive, Inc. Class A (a)	304,005	3,897
Ross Stores, Inc.	113,885	12,155
Starbucks Corp.	380,079	43,439
Tesla, Inc. (a)	806,584	132,530
		621,638
Consumer Staples (6.1%):
Costco Wholesale Corp.	146,743	73,844
Dollar Tree, Inc. (a)	73,147	11,244
Keurig Dr Pepper, Inc.	465,118	15,209
Mondelez International, Inc. Class A	450,852	34,589
Monster Beverage Corp. (a)	345,086	19,325
PepsiCo, Inc.	455,463	86,943
The Kraft Heinz Co.	405,114	15,909
Walgreens Boots Alliance, Inc.	285,234	10,055
		267,118
Energy (0.4%):
Baker Hughes Co.	334,414	9,778
Diamondback Energy, Inc.	60,714	8,634
		18,412

See notes to financial statements.

7

Victory Portfolios III Victory Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (1.2%):
Fiserv, Inc. (a)	207,724	$25,367
PayPal Holdings, Inc. (a)	374,150	28,436
		53,803
Health Care (6.3%):
Align Technology, Inc. (a)	25,335	8,241
Amgen, Inc.	176,588	42,335
AstraZeneca PLC, ADR	199,371	14,598
Biogen, Inc. (a)	47,782	14,537
Dexcom, Inc. (a)	127,789	15,506
Gilead Sciences, Inc.	412,423	33,905
IDEXX Laboratories, Inc. (a)	27,417	13,494
Illumina, Inc. (a)	52,251	10,741
Intuitive Surgical, Inc. (a)	115,875	34,904
Moderna, Inc. (a)	127,764	16,979
Regeneron Pharmaceuticals, Inc. (a)	35,553	28,506
Seagen, Inc. (a)	61,772	12,354
Vertex Pharmaceuticals, Inc. (a)	85,021	28,969
		275,069
Industrials (4.4%):
Automatic Data Processing, Inc.	137,028	30,146
Cintas Corp.	33,606	15,317
Copart, Inc. (a)	157,611	12,459
CoStar Group, Inc. (a)	134,521	10,351
CSX Corp.	682,113	20,900
Fastenal Co.	188,819	10,166
Honeywell International, Inc.	220,957	44,156
Old Dominion Freight Line, Inc.	36,386	11,658
PACCAR, Inc.	172,798	12,906
Paychex, Inc.	119,208	13,096
Verisk Analytics, Inc.	51,159	9,931
		191,086
IT Services (0.2%):
Cognizant Technology Solutions Corp. Class A	168,426	10,057
Semiconductors & Semiconductor Equipment (15.9%):
Advanced Micro Devices, Inc. (a)	532,893	47,625
Analog Devices, Inc.	167,288	30,092
Applied Materials, Inc.	279,484	31,590
ASML Holding NV, NYS	29,056	18,505
Broadcom, Inc.	137,878	86,381
Enphase Energy, Inc. (a)	45,140	7,412
GLOBALFOUNDRIES Inc. (a) (b)	180,258	10,599
Intel Corp.	1,368,124	42,494
KLA Corp.	45,796	17,702
Lam Research Corp.	44,624	23,386
Marvell Technology, Inc.	282,157	11,139
Microchip Technology, Inc.	181,159	13,223
Micron Technology, Inc.	360,857	23,225

See notes to financial statements.

8

Victory Portfolios III Victory Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NVIDIA Corp.	816,840	$226,665
NXP Semiconductors NV	85,697	14,032
QUALCOMM, Inc.	368,735	43,068
Texas Instruments, Inc.	299,686	50,107
		697,245
Software (18.7%):
Adobe, Inc. (a)	151,396	57,161
ANSYS, Inc. (a)	28,800	9,041
Atlassian Corp. Class A (a)	49,641	7,330
Autodesk, Inc. (a)	71,355	13,899
Cadence Design Systems, Inc. (a)	90,262	18,905
Crowdstrike Holdings, Inc. Class A (a)	72,187	8,666
Datadog, Inc. Class A (a)	97,245	6,552
Fortinet, Inc. (a)	259,294	16,349
Intuit, Inc.	92,778	41,189
Microsoft Corp.	1,889,669	580,620
Palo Alto Networks, Inc. (a)	100,074	18,260
Synopsys, Inc. (a)	50,367	18,702
Workday, Inc. Class A (a)	67,464	12,558
Zoom Video Communications, Inc. Class A (a)	81,238	4,990
Zscaler, Inc. (a)	47,692	4,297
		818,519
Technology Hardware, Storage & Peripherals (12.6%):
Apple, Inc.	3,243,976	550,438
Utilities (1.2%):
American Electric Power Co., Inc.	170,117	15,722
Constellation Energy Corp.	108,184	8,373
Exelon Corp.	328,762	13,953
Xcel Energy, Inc.	181,837	12,712
		50,760
Total Common Stocks (Cost $1,960,701)		4,356,093
Collateral for Securities Loaned (0.3%)^
Goldman Sachs Financial Square Government Fund Institutional Shares, 4.77% (c)	3,549,512	3,550
HSBC U.S. Government Money Market Fund I Shares, 4.76% (c)	3,549,512	3,549
Invesco Government & Agency Portfolio Institutional Shares, 4.78% (c)	3,549,512	3,549
Morgan Stanley Institutional Liquidity Government Portfolio Institutional Shares, 4.77% (c)	3,549,512	3,550
Total Collateral for Securities Loaned (Cost $14,198)		14,198
Total Investments (Cost $1,974,899) — 99.9%		4,370,291
Other assets in excess of liabilities — 0.1%		2,634
NET ASSETS - 100.00%		$4,372,925

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.
See notes to financial statements.

9

Victory Portfolios III Victory Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued April 30, 2023

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on April 30, 2023.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Limited Company

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Futures	65	6/16/23	$15,712,532	$17,316,325	$1,603,793
Total unrealized appreciation					$1,603,793
Total unrealized depreciation					—
Total net unrealized appreciation (depreciation)					$1,603,793

See notes to financial statements.

10

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Nasdaq-100 Index Fund
Assets:
Investments, at value (Cost $1,974,899)	$4,370,291	(a)
Cash	12,269
Deposit with broker for futures contracts	4,810
Receivables:
Interest and dividends	237
Capital shares issued	2,042
Variation margin on open futures contracts	117
From Adviser	8
Prepaid expenses	60
Total Assets	4,389,834
Liabilities:
Payables:
Collateral received on loaned securities	14,198
Capital shares redeemed	1,187
Accrued expenses and other payables:
Investment advisory fees	708
Administration fees	491
Custodian fees	27
Transfer agent fees	281
Compliance fees	4
12b-1 fees	4
Other accrued expenses	9
Total Liabilities	16,909
Net Assets:
Capital	2,080,538
Total accumulated earnings/(loss)	2,292,387
Net Assets	$4,372,925
Net Assets
Fund Shares	$3,520,754
Institutional Shares	663,439
Class A	23,980
Class C	5,385
Class R6	159,367
Total	$4,372,925
Shares (unlimited number of shares authorized with no par value):
Fund Shares	103,847
Institutional Shares	19,549
Class A	709
Class C	162
Class R6	4,698
Total	128,965
Net asset value, offering and redemption price per share: (b)
Fund Shares	$33.90
Institutional Shares	33.94
Class A	33.81
Class C (c)	33.19
Class R6	33.92
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$34.59

(a)  Includes $13,645 thousand of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

11

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Nasdaq-100 Index Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022
Investment Income:
Dividends	$10,530	$33,189
Interest	155	130
Securities lending (net of fees)	453	1,266
Foreign tax withholding	(13)	(44)
Total Income	11,125	34,541
Expenses:
Investment advisory fees	2,662	7,531
Administration fees — Fund Shares	1,608	5,176
Administration fees — Institutional Shares	210	250
Administration fees — Class A	10	25
Administration fees — Class C	2	4
Administration fees — Class R6	21	22
Sub-Administration fees	8	24
12b-1 fees — Class A	17	42
12b-1 fees — Class C	14	29
Custodian fees	59	167
Transfer agent fees — Fund Shares	656	2,090
Transfer agent fees — Institutional Shares	210	250
Transfer agent fees — Class A	7	17
Transfer agent fees — Class C	1	3
Transfer agent fees — Class R6	4	4
Trustees' fees	16	50
Compliance fees	13	32
Legal and audit fees	38	64
State registration and filing fees	42	134
Interfund lending fees	—	— (b)
Other expenses	314	624
Recoupment of prior expenses waived/reimbursed by Adviser	—	5
Total Expenses	5,912	16,543
Expenses waived/reimbursed by Adviser	(14)	(32)
Net Expenses	5,898	16,511
Net Investment Income (Loss)	5,227	18,030
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(9,615)	(90,268)
Net realized gains (losses) from futures contracts	641	(6,258)
Net change in unrealized appreciation/depreciation on investment securities	763,821	(1,510,385)
Net change in unrealized appreciation/depreciation on futures contracts	2,485	(1,002)
Net realized/unrealized gains (losses) on investments	757,332	(1,607,913)
Change in net assets resulting from operations	$762,559	$(1,589,883)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

12

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Nasdaq-100 Index Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$5,227	$18,030	$10,782
Net realized gains (losses)	(8,974)	(96,526)	207,823
Net change in unrealized appreciation/depreciation	766,306	(1,511,387)	747,873
Change in net assets resulting from operations	762,559	(1,589,883)	966,478
Distributions to Shareholders:
Fund Shares	—	(116,585)	(190,765)
Institutional Shares	—	(23,561)	(3,536)
Class A	—	(684)	(560)
Class C	—	(108)	(127)
Class R6	—	(2,539)	(1,858)
Change in net assets resulting from distributions to shareholders	—	(143,477)	(196,846)
Change in net assets resulting from capital transactions	34,533	730,324	132,287
Change in net assets	797,092	(1,003,036)	901,919
Net Assets:
Beginning of period	3,575,833	4,578,869	3,676,950
End of period	$4,372,925	$3,575,833	$4,578,869

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(continues on next page)

See notes to financial statements.

13

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Nasdaq-100 Index Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$160,510	$550,521	$656,112
Distributions reinvested	—	112,885	186,400
Cost of shares redeemed	(158,952)	(626,996)	(737,132)
Total Fund Shares	$1,558	$36,410	$105,380
Institutional Shares
Proceeds from shares issued	$20,534	$633,831	$28,155
Distributions reinvested	—	23,526	3,479
Cost of shares redeemed	(58,808)	(24,292)	(20,827)
Total Institutional Shares	$(38,274)	$633,065	$10,807
Class A
Proceeds from shares issued	$4,116	$16,708	$14,542
Distributions reinvested	—	684	560
Cost of shares redeemed	(1,640)	(6,666)	(1,480)
Total Class A	$2,476	$10,726	$13,622
Class C
Proceeds from shares issued	$1,548	$2,120	$2,833
Distributions reinvested	—	108	127
Cost of shares redeemed	(52)	(981)	(82)
Total Class C	$1,496	$1,247	$2,878
Class R6
Proceeds from shares issued	$73,053	$56,485	$23,150
Distributions reinvested	—	2,524	1,838
Cost of shares redeemed	(5,776)	(10,133)	(25,388)
Total Class R6	$67,277	$48,876	$(400)
Change in net assets resulting from capital transactions	$34,533	$730,324	$132,287

(continues on next page)

See notes to financial statements.

14

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Nasdaq-100 Index Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021
Share Transactions:
Fund Shares
Issued	5,058	15,752	16,561
Reinvested	—	3,763	4,428
Redeemed	(5,074)	(18,436)	(18,985)
Total Fund Shares	(16)	1,079	2,004
Institutional Shares
Issued	687	18,719	737
Reinvested	—	784	82
Redeemed	(1,824)	(732)	(510)
Total Institutional Shares	(1,137)	18,771	309
Class A
Issued	128	479	343
Reinvested	—	23	13
Redeemed	(52)	(195)	(35)
Total Class A	76	307	321
Class C
Issued	50	65	69
Reinvested	—	4	3
Redeemed	(2)	(30)	(2)
Total Class C	48	39	70
Class R6
Issued	2,334	1,785	595
Reinvested	—	84	44
Redeemed	(183)	(304)	(655)
Total Class R6	2,151	1,565	(16)
Change in Shares	1,122	21,761	2,688

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

See notes to financial statements.

15

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Nasdaq-100 Index Fund
	Fund Shares
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$27.97	$43.16	$35.56	$24.35	$17.69	$17.89
Investment Activities:
Net investment income (loss)	0.04 (b)	0.16 (b)	0.11 (b)	0.13 (b)	0.13 (b)	0.11
Net realized and unrealized gains (losses)	5.89	(14.19)	9.43	11.62	6.74	(0.18)
Total from Investment Activities	5.93	(14.03)	9.54	11.75	6.87	(0.07)
Distributions to Shareholders from:
Net investment income	—	(0.08)	(0.11)	(0.13)	(0.13)	(0.12)
Net realized gains	—	(1.08)	(1.83)	(0.41)	(0.08)	(0.01)
Total Distributions	—	(1.16)	(1.94)	(0.54)	(0.21)	(0.13)
Net Asset Value, End of Period	$33.90	$27.97	$43.16	$35.56	$24.35	$17.69
Total Return (c) (d)	21.20%	(32.69)%	26.96%	48.30%	38.86%	(0.44)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.45%	0.44%	0.42%	0.44%	0.48%	0.48%
Net Investment Income (Loss) (e)	0.39%	0.48%	0.27%	0.46%	0.63%	0.64%
Gross Expenses (e) (f)	0.45%	0.44%	0.42%	0.44%	0.48%	0.48%
Supplemental Data:
Net Assets at end of period (000's)	$3,520,754	$2,904,735	$4,436,357	$3,583,838	$2,442,662	$1,750,674
Portfolio Turnover (c) (h)	2%	12%	10%	17%	9%	5%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

16

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Nasdaq-100 Index Fund
	Institutional Shares
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	June 29, 2020(b) through December 31, 2020
Net Asset Value, Beginning of Period	$27.99	$43.26	$35.64	$27.86
Investment Activities:
Net investment income (loss) (c)	0.04	0.16	0.10	0.07
Net realized and unrealized gains (losses)	5.91	(14.23)	9.45	8.17
Total from Investment Activities	5.95	(14.07)	9.55	8.24
Distributions to Shareholders from:
Net investment income	—	(0.12)	(0.10)	(0.05)
Net realized gains	—	(1.08)	(1.83)	(0.41)
Total Distributions	—	(1.20)	(1.93)	(0.46)
Net Asset Value, End of Period	$33.94	$27.99	$43.26	$35.64
Total Return (d) (e)	21.26%	(32.70)%	26.93%	29.60%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h)	0.43%	0.43%	0.44%	0.44%
Net Investment Income (Loss) (f)	0.41%	0.52%	0.25%	0.42%
Gross Expenses (f) (g)	0.43%	0.43%	0.44%	0.47%
Supplemental Data:
Net Assets at end of period (000's)	$663,439	$579,072	$82,846	$57,240
Portfolio Turnover (d) (i)	2%	12%	10%	17%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

17

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Nasdaq-100 Index Fund
	Class A
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021		June 29, 2020(b) through December 31, 2020
Net Asset Value, Beginning of Period	$27.91	$43.11	$35.64		$27.86
Investment Activities:
Net investment income (loss) (c)	0.01	0.08	(0.01	)(d)	0.02
Net realized and unrealized gains (losses)	5.89	(14.18)	9.44		8.18
Total from Investment Activities	5.90	(14.10)	9.43		8.20
Distributions to Shareholders from:
Net investment income	—	(0.02)	(0.13)		(0.01)
Net realized gains	—	(1.08)	(1.83)		(0.41)
Total Distributions	—	(1.10)	(1.96)		(0.42)
Net Asset Value, End of Period	$33.81	$27.91	$43.11		$35.64
Total Return (excludes sales charges) (e) (f)	21.14%	(32.87)%	26.60%		29.46%
Ratios to Average Net Assets:
Net Expenses (g) (h) (i)	0.70%	0.70%	0.70%		0.70%
Net Investment Income (Loss) (g)	0.13%	0.23%	(0.02)%		0.11%
Gross Expenses (g) (h)	0.82%	0.82%	1.03%		46.74%
Supplemental Data:
Net Assets at end of period (000's)	$23,980	$17,660	$14,070		$167
Portfolio Turnover (e) (j)	2%	12%	10%		17%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  The amount shown reflects a net realized and unrealized loss per share, whereas the statement of operations reflected a net realized and unrealized gain for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.

(e)  Not annualized for periods less than one year.

(f)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(g)  Annualized for periods less than one year.

(h)  Does not include acquired fund fees and expenses, if any.

(i)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August, 31, 2024, instead of coinciding with the Fund's fiscal year end.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

18

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Nasdaq-100 Index Fund
	Class C
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021		June 29, 2020(b) through December 31, 2020
Net Asset Value, Beginning of Period	$27.47	$42.74	$35.51		$27.86
Investment Activities:
Net investment income (loss) (c)	(0.07)	(0.17)	(0.33	)(d)	(0.10)
Net realized and unrealized gains (losses)	5.79	(14.02)	9.39		8.16
Total from Investment Activities	5.72	(14.19)	9.06		8.06
Distributions to Shareholders from:
Net investment income	—	— (e)	—		—
Net realized gains	—	(1.08)	(1.83)		(0.41)
Total Distributions	—	(1.08)	(1.83)		(0.41)
Net Asset Value, End of Period	$33.19	$27.47	$42.74		$35.51
Total Return (excludes contingent deferred sales charge) (f) (g)	20.86%	(33.37)%	25.67%		28.95%
Ratios to Average Net Assets:
Net Expenses (h) (i) (j)	1.45%	1.45%	1.45%		1.45%
Net Investment Income (Loss) (h)	(0.64)%	(0.53)%	(0.79)%		(0.61)%
Gross Expenses (h) (i)	1.83%	1.86%	2.29%		19.93%
Supplemental Data:
Net Assets at end of period (000's)	$5,385	$3,134	$3,205		$194
Portfolio Turnover (f) (k)	2%	12%	10%		17%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  The amount shown reflects a net realized and unrealized loss per share, whereas the statement of operations reflected a net realized and unrealized gain for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.

(e)  Amount is less than $0.005 per share.

(f)  Not annualized for periods less than one year.

(g)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(h)  Annualized for periods less than one year.

(i)  Does not include acquired fund fees and expenses, if any.

(j)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

19

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Nasdaq-100 Index Fund
	Class R6
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$27.97	$43.19	$35.57	$24.35	$17.68	$17.89
Investment Activities:
Net investment income (loss)	0.06 (b)	0.20 (b)	0.15 (b)	0.17 (b)	0.15 (b)	0.12
Net realized and unrealized gains (losses)	5.89	(14.21)	9.45	11.63	6.74	(0.18)
Total from Investment Activities	5.95	(14.01)	9.60	11.80	6.89	(0.06)
Distributions to Shareholders from:
Net investment income	—	(0.13)	(0.15)	(0.17)	(0.14)	(0.14)
Net realized gains	—	(1.08)	(1.83)	(0.41)	(0.08)	(0.01)
Total Distributions	—	(1.21)	(1.98)	(0.58)	(0.22)	(0.15)
Net Asset Value, End of Period	$33.92	$27.97	$43.19	$35.57	$24.35	$17.68
Total Return (c) (d)	21.27%	(32.62)%	27.14%	48.51%	38.99%	(0.38)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g)	0.30%	0.32%	0.30%	0.31%	0.39%	0.40%
Net Investment Income (Loss) (e)	0.53%	0.61%	0.38%	0.59%	0.71%	0.72%
Gross Expenses (e) (f)	0.30%	0.32%	0.30%	0.31%	0.42%	0.45%
Supplemental Data:
Net Assets at end of period (000's)	$159,367	$71,232	$42,391	$35,511	$18,877	$12,667
Portfolio Turnover (c) (h)	2%	12%	10%	17%	9%	5%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

20

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Nasdaq-100 Index Fund (formerly USAA Nasdaq-100 Index Fund) (the "Fund"). The Fund offers five classes of shares: Fund Shares, Institutional Shares, Class A, Class C, and Class R6. The Fund is classified as non-diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from December 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal four-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

21

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$4,356,093	$—	$—	$4,356,093
Collateral for Securities Loaned	14,198	—	—	14,198
Total	$4,370,291	$—	$—	$4,370,291
Other Financial Investments*
Assets:
Futures Contracts	$1,604	$—	$—	$1,604
Total	$1,604	$—	$—	$1,604

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

22

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the four months ended April 30, 2023, the Fund entered into futures contracts primarily for the strategy for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of April 30, 2023 (amounts in thousands):

Assets
Variation Margin Receivable on Open Futures Contracts*
Equity Risk Exposure	$1,604

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

23

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the four months ended April 30, 2023 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$641	$2,485

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended December 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(6,258)	$(1,002)

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also

24

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$13,645	$—	$14,198

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of December 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the four months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

25

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the four months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$111,047	$66,305

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by a fund-of-funds within its principal investment strategies may represent a significant portion of an underlying fund's assets, and together with the investments of the other affiliated funds-of-funds, may represent a substantial portion or even all of an underlying fund's net assets. The affiliated funds-of-funds annual and semi-annual reports may be viewed at vcm.com. As of April 30, 2023, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated Victory Portfolios III Mutual Funds	Ownership %
Victory Cornerstone Conservative Fund	0.0	(a)
Victory Cornerstone Equity Fund	0.2
Victory Target Retirement Income Fund	0.0	(a)
Victory Target Retirement 2030 Fund	0.4
Victory Target Retirement 2040 Fund	0.7
Victory Target Retirement 2050 Fund	0.5
Victory Target Retirement 2060 Fund	0.1

(a)  Less than 0.05%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the four months ended April 30, 2023, and the year ended December 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, Class C, and Class R6, respectively. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Administration fees.

26

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class C, Class A, and Class R6 are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A and Class C. Amounts incurred and paid to the Distributor for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the four months ended April 30, 2023, the Distributor received less than $1 thousand and for the year ended December 31, 2022, the Distributor received $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

27

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Adviser has entered into an expense limitation agreement with the Fund until at least August 31, 2024. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.48%, 0.44%, 0.70%, 1.45%, and 0.40% for Fund Shares, Institutional Shares, Class A, Class C, and Class R6, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$17	$22	$32	$14	$85

As of December 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$17	$22	$32	$71

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the four months ended April 30, 2023, and the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

28

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Derivatives Risk — The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the four months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the four months ended April 30, 2023, and the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the four months ended April 30, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund that utilized this Facility during the year ended December 31, 2022, were as follows (amounts in thousands):

29

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
Borrower or Lender	Amount Outstanding at December 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$5,192	0.74%	$6,013

*  Based on the number of days borrowings were outstanding for the year ended December 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

There were no distributions for the four months ended April 30, 2023.

Year Ended December 31, 2022				Year Ended December 31, 2021
Distributions Paid From				Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$19,093	$124,384	$143,477	$143,477	$34,020	$162,826	$196,846	$196,846

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$20,772	$20,772	$(69,456)	$2,341,071	$2,292,387

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, non-REIT return of capital adjustments, and derivatives.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$37,646	$31,810	$69,456

30

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the Fund utilized capital loss carryforwards (amount in thousands):

Amount
$2,229

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,029,220	$2,483,585	$(142,514)	$2,341,071

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Nasdaq-100 Index Fund (Formerly USAA Nasdaq-100 Index Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Nasdaq-100 Index Fund (formerly USAA Nasdaq-100 Index Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the statements of changes in net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, the financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the changes in its net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, and its financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

32

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

33

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

34

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

35

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

36

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

37

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/ Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

38

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,164.00	$1,022.56	$2.41	$2.26	0.45%
Institutional Shares	1,000.00	1,164.00	1,022.66	2.31	2.16	0.43%
Class A	1,000.00	1,162.70	1,021.32	3.75	3.51	0.70%
Class C	1,000.00	1,158.40	1,017.60	7.76	7.25	1.45%
Class R6	1,000.00	1,164.80	1,023.26	1.66	1.56	0.31%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

39

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Nasdaq-100 Index Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

40

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity program, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services as well as any fee waivers and reimbursements — was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the median of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for certain share classes of the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also noted the high level of correlation between the Fund and the Nasdaq-100 Index and the relatively low tracking error between the Fund and the Nasdaq-100 Index, and noted that it reviews such information on a periodic basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

41

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's share classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and in view of the Fund's investment objective of seeking to track its designated index; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

42

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

37732-0723

April 30, 2023

Annual Report

Victory Ultra Short-Term Bond Fund

(Formerly USAA® Ultra Short-Term Bond Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	43
Supplemental Information (Unaudited)	44
Trustee and Officer Information	44
Proxy Voting and Portfolio Holdings Information	50
Expense Examples	50
Advisory Contract Approval	51
Liquidity Risk Management Program	54
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended December 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from January 1, 2023, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Coming off what was the most difficult year for financial markets in decades, our most recent reporting period (the first four months of 2023) has been marked by both optimism and turmoil. These shifts in sentiment seem like the new normal. Certainly, January began well enough, with equity markets bouncing back sharply after a dreadful calendar year. It appeared that investors were looking past the near-term challenges and anticipating an end to the U.S. Federal Reserve's (the "Fed") aggressive rate hikes.

This rally was short-lived, however. Sentiment soured in February as investors grappled with the possibility of a Fed-induced recession and another round of troublesome inflation data. And if that wasn't enough, we witnessed unusual turmoil within the banking sector in March, including the collapse of a few regional banks, which ultimately necessitated Fed intervention. Naturally, this ratcheted up volatility as markets sold off sharply in March, only to regain their footing and finish April on a largely calm note. It appears that the Fed has helped restore confidence in the banking sector and avoided a wider contagion—for the moment.

Thus, even though our most recent reporting period has been abbreviated, the markets still vacillated between risk-on and risk-off, which simply underscores just how challenging today's environment is for investors.

In terms of the numbers, the S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a total return of 9.17% for our abbreviated annual reporting period, an impressive snap back from a difficult 2022. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a total return of 3.59% during the same period.

Despite the recent gains, we realize that the bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply, investors often wonder if they have missed an opportunity. This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialist. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Ultra Short-Term Bond Fund

Manager's Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

Entering 2023, the economy was resilient with positive gross domestic product growth, albeit slowing, and near historically low unemployment despite a series of interest rate hikes directed at cooling the economy. Inflation as measured by the Consumer Price Index, a widely recognized inflation yardstick, also remained persistently high. However, it did decline each month in the reporting period dropping from 6.4% in January to 4.9% in April. Throughout the period, a tight labor market and low unemployment rate coupled with inflation running above target, continued to exert pressure on the U.S. Federal Reserve Board (the "Fed") to keep hiking interest rates.

The U.S. equity, treasury, and credit markets all experienced significant volatility during the reporting period. In February, better-than-expected economic numbers and stubbornly high inflation reports led the rates market to begin expecting an extended monetary tightening cycle. As a result, the entire treasury curve repriced higher in a steep sell off, the result of which was higher interest rates. The two-year treasury note ended the month 62 basis points higher (a basis point is 1/100th of a percentage point), reaching new highs in yield dating back to 2007. The S&P 500 Index also fell during the month. Market conditions took another dramatic turn in March after two U.S. bank failures.

Silicon Valley Bank and Signature Bank were closed by state regulators on March 10, 2023, and March 12, 2023, respectively, and placed into receivership by the Federal Deposit Insurance Corporation. Both banks suffered deposit runs due to a crisis of confidence spurred by weakened capital positions due to unrealized investment losses related to the magnitude of rate hikes. Government actions were swift to inject liquidity in the financial system and bolster depositors' confidence to prevent bank runs in other financial institutions. Widespread concerns about banks' securities portfolios, deposit and loan mixes, and commercial real estate exposure resulted in heightened market volatility, which was particularly acute for the U.S. regional banks. Credit spreads, as measured by the Bloomberg U.S. Corporate Bond Index, significantly widened and did not fully recover by the end of the reporting period. Further, the shape of U.S. treasury yield curve portended growing risks to the economy.

While the treasury yield curve is normally positively sloped, it was inverted throughout the reporting period as investors weighed the risk of tighter financial conditions leading to a recession. One common indicator of a potential recession is a negative spread (i.e., inversion) between the 3-month treasury bill and the 10-year treasury bond. This means the market is expecting the Fed to begin cutting the federal funds rate ("Fed Funds") as the economy is expected to slow and possibly slip into a recession. At the end of the reporting period, one additional rate hike was priced in the Fed Funds futures market, with rate cuts occurring later in 2023 as investors anticipate an economic slowdown and the Fed responding with rate cuts. An additional and more near-term concern is extending the government's debt ceiling to avoid potentially devastating negative economic consequences. There are conflicting signals about the direction of the economy as we exit the reporting period, but the preponderance is towards weakness.

4

Victory Ultra Short-Term Bond Fund

Manager's Commentary (continued)

•  How did the Victory Ultra Short-Term Bond Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and Class R6. The Fund's fiscal year-end changed this year to April 30 from December 31, resulting in a shorter reporting period for fiscal year ended 2023. For the four-month reporting period ended April 30, 2023, the Fund Shares, Institutional Shares, Class A, and Class R6 had total returns (at net asset value) of 2.05%, 2.07%, 1.96%, and 2.12%, respectively. This compares to total returns of 1.46% for the Bloomberg U.S. Treasury Bellwethers 3 Month Index and 1.76% for the Lipper Ultra Short Obligations Funds Index.

•  What strategies did you employ during the reporting period?

In keeping with our disciplined investment approach, we sought attractive relative value opportunities among various sectors near the front end of the yield curve. The Fund also added select high yield bonds throughout the year to replace those that were called, matured, or sold. Our credit analysts review all securities considered for purchase and assign their own independent credit rating. We continue to work closely with our in-house team of credit analysts, who use independent credit research to continuously monitor Fund holdings for creditworthiness and relative value, and to identify and evaluate potential investments. We are committed to maintaining a portfolio diversified among multiple asset classes spread across a large number of issuers. To minimize the Fund's exposure to idiosyncratic risk, we limit position sizing in any one issuer.

Given the rising rate environment, the Fund maintained a high allocation towards non- interest rate sensitive floating rate bonds, which have minimal duration. However, the Fund generally maintains a longer duration than its benchmark, the Bloomberg U.S. Treasury Bellwethers 3 Month Index. At the end of the reporting period, for example, the option adjusted duration of the Fund was 0.72 years versus 0.25 years for the benchmark. For the reporting period, the pace and amount of rate hikes met expectations and credit spreads in the front end widened only slightly, minimally detracting from performance. The Fund's allocation to credit, security selection, and longer duration resulted in overall outperformance for the period. A large allocation to floating rate paper and cash helped track increases in the Fed Funds rate. Throughout all types of interest rate and credit spread environments, we intend to seek out what we believe are the most compelling opportunities along the front end of the curve.

Thank you for allowing us to assist you with your investment needs.

5

Victory Ultra Short-Term Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund	Institutional	Class A	Class R6
INCEPTION DATE	10/18/10	7/12/13	6/29/20	3/1/17
	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Bloomberg U.S. Treasury Bellwethers 3 Month Index[1]	Lipper Ultra Short Obligations Funds Index[2]
One Year	2.86%	2.92%	2.60%	3.04%	2.94%	2.59%
Five Year	2.11%	2.17%	N/A	2.33%	1.47%	1.59%
Ten Year	1.55%	N/A	N/A	N/A	0.92%	1.22%
Since Inception	N/A	1.64%	1.62%	2.14%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Ultra Short-Term Bond Fund — Growth of $10,000

1The unmanaged Bloomberg U.S. Treasury Bellwethers 3 Month Index represents the total return received by investors of 3-month U.S. Treasury securities. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds within the Lipper Ultra Short Obligations Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory Ultra Short-Term Bond Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide high current income consistent with preservation of principal.

Asset Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (20.0%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100 (a)	$1,500	$1,328
American Credit Acceptance Receivables Trust, Series 2022-1, Class C, 2.12%, 3/13/28, Callable 10/13/24 @ 100 (a)	500	482
American Credit Acceptance Receivables Trust, Series 2022-1, Class B, 1.68%, 9/14/26, Callable 10/13/24 @ 100 (a)	1,000	987
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class A2, 1.64%, 10/20/27, Callable 9/20/25 @ 100 (a)	400	382
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class B, 2.20%, 1/20/28, Callable 9/20/25 @ 100 (a)	405	372
Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.30%, 6/21/28, Callable 6/20/26 @ 100 (a)	582	578
ARI Fleet Lease Trust, Series 2022-A, Class A2, 3.12%, 1/15/31, Callable 2/15/25 @ 100 (a)	401	395
Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class A, 6.12%, 4/20/27 (a)	750	767
Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class B, 4.00%, 9/20/24, Callable 10/20/23 @ 100 (a)	1,667	1,658
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class B, 4.27%, 3/20/25, Callable 4/20/24 @ 100 (a)	615	606
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class B, 3.55%, 9/22/25, Callable 10/20/24 @ 100 (a)	500	485
Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class B, 7.09%, 4/20/27 (a)	750	774
Bank of The West Auto Trust, Series 2019-1, Class C, 2.90%, 4/15/25, Callable 7/15/23 @ 100 (a)	1,000	975
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class C, 2.49%, 5/19/26, Callable 10/19/23 @ 100 (a)	500	490
CARDS II Trust, Series 2021-1A, Class C, 1.20%, 4/15/27 (a)	500	476
Carmax Auto Owner Trust, Series 2019-4, Class D, 2.80%, 4/15/26, Callable 11/15/23 @ 100	650	633
Carvana Auto Receivables Trust, Series 2021-N2, Class C, 1.07%, 3/10/28, Callable 4/10/26 @ 100	142	131
Carvana Auto Receivables Trust, Series 2021-N1, Class C, 1.30%, 1/10/28, Callable 9/10/25 @ 100	247	232
Carvana Auto Receivables Trust, Series 2021-N4, Class A1, 0.83%, 9/11/28, Callable 9/10/26 @ 100	231	224
Carvana Auto Receivables Trust, Series 2019-2A, Class D, 3.28%, 1/15/25, Callable 12/15/24 @ 100 (a)	237	236
CCG Receivables Trust, Series 2023-1, Class A2, 5.82%, 9/16/30, Callable 11/14/25 @ 100 (a)	1,000	1,011
Chase Auto Credit Linked Notes, Series 2020-1, Class B, 0.99%, 1/25/28, Callable 3/25/24 @ 100 (a)	35	35
Chesapeake Funding II LLC, Series 2023-1A, Class B, 5.59%, 5/15/35, Callable 12/15/25 @ 100 (a)	132	133
Chesapeake Funding II LLC, Series 2023-1A, Class A1, 5.65%, 5/15/35, Callable 12/15/25 @ 100 (a)	500	501

See notes to financial statements.

8

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Chesapeake Funding II LLC, Series 2023-1A, Class C, 6.07%, 5/15/35, Callable 12/15/25 @ 100 (a)	$150	$151
Conn's Receivables Funding LLC, Series 2022-A, Class B, 9.52%, 12/15/26, Callable 6/15/24 @ 100 (a)	500	499
Conn's Receivables Funding LLC, Series 2022-A, Class A, 5.87%, 12/15/26, Callable 6/15/24 @ 100 (a)	66	66
CPS Auto Receivables Trust, Series 2022-A, Class A, 0.98%, 4/16/29, Callable 8/15/25 @ 100 (a)	212	209
CPS Auto Receivables Trust, Series 2022-D, Class B, 6.84%, 1/16/29, Callable 11/15/26 @ 100 (a)	500	518
CPS Auto Receivables Trust, Series 2022-D, Class A, 6.09%, 1/15/27, Callable 11/15/26 @ 100 (a)	574	577
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88%, 6/15/26, Callable 12/15/25 @ 100 (a)	493	486
Credit Acceptance Auto Loan Trust, Series 2023-1A, Class B, 7.02%, 5/16/33, Callable 11/15/26 @ 100 (a)	500	516
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 5/15/30, Callable 11/15/24 @ 100 (a)	218	211
Credit Acceptance Auto Loan Trust, Series 2020-2A, Class C, 2.73%, 11/15/29, Callable 11/15/23 @ 100 (a)	1,000	980
Credit Acceptance Auto Loan Trust, Series 2023-1A, Class A, 6.48%, 3/15/33, Callable 11/15/26 @ 100 (a)	1,000	1,018
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.96%, 2/15/30, Callable 11/15/24 @ 100 (a)	395	385
Dell Equipment Finance Trust, Series 2023-1, Class C, 6.22%, 9/22/28, Callable 10/22/25 @ 100 (a)	1,000	1,005
Dext ABS LLC, Series 2023-1, Class A2, 5.99%, 3/15/32, Callable 4/15/27 @ 100 (a)	1,000	1,005
Drive Auto Receivables Trust, Series 2021-3, Class B, 1.11%, 5/15/26, Callable 2/15/25 @ 100	500	492
Drive Auto Receivables Trust, Series 2021-3, Class C, 1.47%, 1/15/27, Callable 2/15/25 @ 100	500	477
DT Auto Owner Trust, Series 2020-2A, Class D, 4.73%, 3/16/26, Callable 8/15/24 @ 100 (a)	870	859
DT Auto Owner Trust, Series 2022-1A, Class C, 2.96%, 11/15/27, Callable 10/15/25 @ 100 (a)	500	481
DT Auto Owner Trust, Series 2022-1A, Class B, 2.43%, 9/15/26, Callable 10/15/25 @ 100 (a)	750	728
DT Auto Owner Trust, Series 2019-4A, Class E, 3.93%, 10/15/26, Callable 3/15/24 @ 100 (a)	750	735
DT Auto Owner Trust, Series 2021-4A, Class B, 1.02%, 5/15/26, Callable 6/15/25 @ 100 (a)	500	485
DT Auto Owner Trust, Series 2021-4A, Class C, 1.50%, 9/15/27, Callable 6/15/25 @ 100 (a)	250	237
Enterprise Fleet Financing LLC, Series 2022-4, Class A2, 5.76%, 10/22/29, Callable 7/20/26 @ 100 (a)	750	754
Enterprise Fleet Financing LLC, Series 2022-2, Class A2, 4.65%, 5/21/29, Callable 8/20/25 @ 100 (a)	251	248
Evergreen Credit Card Trust, Series 2022-CRT2, Class C, 7.44%, 11/15/26 (a)	500	502
Evergreen Credit Card Trust, Series 2022-CRT2, Class B, 6.56%, 11/15/26 (a)	1,000	1,007

See notes to financial statements.

9

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Evergreen Credit Card Trust, Series 2022-CRT1, Class B, 5.61%, 7/15/26 (a)	$500	$496
Evergreen Credit Card Trust, Series 2023-CRT3, Class C, 7.31%, 2/16/27 (a)	318	322
Evergreen Credit Card Trust, Series 2023-CRT3, Class B, 6.58%, 2/16/27 (a)	762	772
Exeter Automobile Receivables Trust, Series 2021-4, Class C, 1.46%, 10/15/27, Callable 3/15/25 @ 100	500	474
Exeter Automobile Receivables Trust, Series 2022-1A, Class B, 2.18%, 6/15/26, Callable 10/15/25 @ 100	500	491
Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.98%, 6/15/26, Callable 2/15/25 @ 100	743	725
Exeter Automobile Receivables Trust, Series 2020-1A, Class E, 3.74%, 1/15/27, Callable 5/15/24 @ 100 (a)	500	484
Exeter Automobile Receivables Trust, Series 2022-5A, Class A2, 5.29%, 1/15/25	333	333
Exeter Automobile Receivables Trust, Series 2022-5A, Class A3, 5.43%, 4/15/26, Callable 9/15/25 @ 100	500	498
Exeter Automobile Receivables Trust, Series 2022-1A, Class A3, 1.54%, 7/15/25	189	189
Ford Credit Auto Lease Trust, Series 2023-A, Class B, 5.29%, 6/15/26, Callable 8/15/25 @ 100	300	300
Ford Credit Auto Owner Trust, Series 2021-2, Class C, 2.11%, 5/15/34, Callable 11/15/26 @ 100 (a)	250	224
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class B, 1.31%, 7/15/27, Callable 10/15/24 @ 100 (a)	821	781
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class E, 3.49%, 4/15/26, Callable 8/15/23 @ 100 (a)	500	494
Foursight Capital Automobile Receivables Trust, Series 2022-1, Class A2, 1.15%, 9/15/25, Callable 12/15/24 @ 100 (a)	334	330
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class B, 0.87%, 1/15/26, Callable 4/15/24 @ 100 (a)	330	326
Foursight Capital Automobile Receivables Trust, Series 2022-2, Class A2, 4.49%, 3/16/26, Callable 5/15/25 @ 100 (a)	380	377
GLS Auto Receivables Issuer Trust, Series 2019-2A, Class D, 4.52%, 2/17/26, Callable 11/15/23 @ 100 (a)	1,500	1,484
GLS Auto Receivables Issuer Trust, Series 2019-3A, Class D, 3.84%, 5/15/26, Callable 2/15/24 @ 100 (a)	500	489
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class C, 1.11%, 9/15/26, Callable 5/15/25 @ 100 (a)	722	688
GLS Auto Receivables Trust, Series 2021-2A, Class C, 1.08%, 6/15/26, Callable 5/15/25 @ 100 (a)	457	442
GTE Auto Receivables Trust, Series 2023-1, Class A2, 5.65%, 8/17/26 (a)	500	500
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21%, 12/26/25 (a)	1,500	1,406
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/25 (a)	500	467
HPEFS Equipment Trust, Series 2022-3A, Class A2, 5.26%, 8/20/29, Callable 4/20/26 @ 100 (a)	500	498
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 3/20/31, Callable 3/20/24 @ 100 (a)	750	719
HPEFS Equipment Trust, Series 2021-2A, Class C, 0.88%, 9/20/28, Callable 7/20/24 @ 100 (a)	721	695
JPMorgan Chase Bank NA, Series 2020-2, Class C, 1.14%, 2/25/28, Callable 8/25/24 @ 100 (a)	27	27
JPMorgan Chase Bank NA, Series 2021-3, Class C, 0.86%, 2/26/29, Callable 2/25/25 @ 100 (a)	212	200

See notes to financial statements.

10

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JPMorgan Chase Bank NA, Series 2021-2, Class B, 0.89%, 12/26/28, Callable 2/25/25 @ 100 (a)	$81	$78
JPMorgan Chase Bank NA, Series 2021-2, Class C, 0.97%, 12/26/28, Callable 2/25/25 @ 100 (a)	215	207
JPMorgan Chase Bank NA, Series 2020-2, Class B, 0.84%, 2/25/28, Callable 8/25/24 @ 100 (a)	54	53
JPMorgan Chase Bank NA, Series 2020-2, Class D, 1.49%, 2/25/28, Callable 8/25/24 @ 100 (a)	90	88
JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.17%, 9/25/28, Callable 3/25/25 @ 100 (a)	135	130
JPMorgan Chase Bank NA, Series 2021-1, Class B, 0.88%, 9/25/28, Callable 3/25/25 @ 100 (a)	135	131
JPMorgan Chase Bank NA, Series 2021-1, Class C, 1.02%, 9/25/28, Callable 3/25/25 @ 100 (a)	270	261
LAD Auto Receivables Trust, Series 2023-1A, Class B, 5.59%, 8/16/27, Callable 11/15/26 @ 100 (a)	300	296
LAD Auto Receivables Trust, Series 2021-1A, Class C, 2.35%, 4/15/27, Callable 6/15/25 @ 100 (a)	594	540
LAD Auto Receivables Trust, Series 2023-1A, Class C, 6.18%, 12/15/27, Callable 11/15/26 @ 100 (a)	1,000	996
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94%, 11/16/26, Callable 6/15/25 @ 100 (a)	750	709
LAD Auto Receivables Trust, Series 2022-1A, Class A, 5.21%, 6/15/27, Callable 10/15/25 @ 100 (a)	498	494
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61, Callable 10/20/24 @ 100 (a)	293	247
NMEF Funding LLC, Series 2022-B, Class A2, 6.07%, 6/15/29, Callable 10/15/26 @ 100 (a)	1,000	1,003
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49, Callable 11/19/23 @ 100 (a)	531	476
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 5/20/23 @ 100 (a)	145	137
Oscar U.S. Funding XII LLC, Series 1A, Class A3, 0.70%, 4/10/25, Callable 2/10/25 @ 100 (a)	808	790
Oscar U.S. Funding XIV LLC, Series 2022-1A, Class A2, 1.60%, 3/10/25 (a)	478	471
Pawnee Equipment Receivables LLC, Series 2021-1, Class A2, 1.10%, 7/15/27, Callable 8/15/25 @ 100 (a)	163	157
Pawnee Equipment Receivables LLC, Series 2020-1, Class A, 1.37%, 11/17/25, Callable 1/15/24 @ 100 (a)	20	20
Pawneee Equipment Receivables LLC, Series 2022-1, Class B, 5.40%, 7/17/28, Callable 9/15/26 @ 100 (a)	350	345
Progress Residential Trust, Series 2021-SFR5, Class B, 1.66%, 7/17/38 (a)	600	530
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.28%, 5/15/32, Callable 9/15/25 @ 100 (a)	431	421
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class C, 5.92%, 8/16/32, Callable 12/15/25 @ 100 (a)	312	311
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class D, 6.79%, 8/16/32, Callable 12/15/25 @ 100 (a)	338	335
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class B, 6.45%, 12/15/32, Callable 9/15/26 @ 100 (a)	831	831
See notes to financial statements.

11

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class C, 6.99%, 12/15/32, Callable 9/15/26 @ 100 (a)	$415	$414
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class B, 5.72%, 8/16/32, Callable 12/15/25 @ 100 (a)	507	504
Santander Bank NA, Series 2021-1A, Class B, 1.83%, 12/15/31, Callable 5/15/25 @ 100 (a)	198	190
Santander Consumer Auto Receivables Trust, Series 2020-AA, Class D, 5.49%, 4/15/26, Callable 9/15/24 @ 100 (a)	500	497
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class E, 4.13%, 1/15/27, Callable 2/15/25 @ 100 (a)	300	291
Santander Drive Auto Receivables Trust, Series 2021-4, Class C, 1.26%, 2/16/27, Callable 3/15/25 @ 100	500	478
Santander Drive Auto Receivables Trust, Series 2022-1, Class A3, 1.94%, 11/17/25, Callable 2/15/25 @ 100	381	378
Santander Retail Auto Lease Trust, Series 2020-B, Class C, 1.18%, 12/20/24, Callable 1/20/24 @ 100 (a)	500	484
SCF Equipment Leasing LLC, Series 2022-1A, Class A2, 2.06%, 2/22/28, Callable 3/20/27 @ 100 (a)	437	428
SCF Equipment Leasing LLC, Series 2020-1A, Class A3, 1.19%, 10/20/27, Callable 3/20/25 @ 100 (a)	129	127
SCF Equipment Leasing LLC, Series 1A, Class A3, 0.83%, 8/21/28, Callable 3/20/24 @ 100 (a)	653	631
United Auto Credit Securitization Trust, Series 2022-1, Class C, 2.61%, 6/10/27, Callable 3/10/25 @ 100 (a)	500	488
United Auto Credit Securitization Trust, Series 2022-1, Class B, 2.10%, 3/10/25 (a)	753	748
Westlake Automobile Receivables Trust, Series 2023-2A, Class C, 6.29%, 3/15/28, Callable 3/15/26 @ 100 (a)	500	506
Westlake Automobile Receivables Trust, Series 2023-2A, Class B, 6.14%, 3/15/28, Callable 3/15/26 @ 100 (a)	500	507
Westlake Automobile Receivables Trust, Series 2021-3A, Class C, 1.58%, 1/15/27, Callable 2/15/25 @ 100 (a)	750	711
Westlake Automobile Receivables Trust, Series 2022-2A, Class A3, 3.75%, 4/15/26, Callable 9/15/25 @ 100 (a)	500	491
Westlake Automobile Receivables Trust, Series 2022-2A, Class B, 4.31%, 9/15/27, Callable 9/15/25 @ 100 (a)	400	392
Wheels SPV 2 LLC, Series 2021-1A, Class A, 5.23% (LIBOR01M+28bps), 8/20/29, Callable 6/20/24 @ 100 (a) (b)	811	804
Total Asset-Backed Securities (Cost $63,962)		62,879
Collateralized Mortgage Obligations (14.4%)
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class C, 6.40% (LIBOR01M+145bps), 9/15/32 (a) (b)	1,000	973
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class B, 6.20% (LIBOR01M+125bps), 9/15/32 (a) (b)	1,000	980
BBCMS Mortgage Trust, Series 2020-BID, Class C, 8.59% (LIBOR01M+364bps), 10/15/37 (a) (b)	1,720	1,634
BBCMS Mortgage Trust, Series 2019-BWAY, Class B, 6.31% (LIBOR01M+131bps), 11/15/34 (a) (b)	1,000	802

See notes to financial statements.

12

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BPR Trust, Series 2022-STAR, Class A, 8.12% (TSFR1M+323bps), 8/15/24 (a) (b)	$1,250	$1,249
BPR Trust, Series 2022-OANA, Class B, 7.34% (TSFR1M+245bps), 4/15/37 (a) (b)	1,000	959
BX Commercial Mortgage Trust, Series 2019-XL, Class C, 6.25% (LIBOR01M+125bps), 10/15/36 (a) (b)	850	835
BX Commercial Mortgage Trust, Series 2021-VOLT, Class C, 6.05% (LIBOR01M+110bps), 9/15/36 (a) (b)	750	712
BX Commercial Mortgage Trust, Series 2021-XL2, Class C, 6.15% (LIBOR01M+120bps), 10/15/38 (a) (b)	927	885
BX Commercial Mortgage Trust, Series 2021-CIP, Class B, 6.22% (LIBOR01M+127bps), 12/15/38 (a) (b)	500	479
BX Commercial Mortgage Trust, Series 2021-CIP, Class C, 6.42% (LIBOR01M+147bps), 12/15/38 (a) (b)	1,000	945
BX Commercial Mortgage Trust, Series 2021-VINO, Class B, 5.80% (LIBOR01M+85bps), 5/15/38 (a) (b)	1,000	959
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 6.45% (LIBOR01M+145bps), 10/15/36 (a) (b)	489	478
BX Mortgage Trust, Series 2021-PAC, Class C, 6.05% (LIBOR01M+110bps), 10/15/36 (a) (b)	1,000	940
BX Trust, Series 2021-SOAR, Class C, 6.05% (LIBOR01M+110bps), 6/15/38 (a) (b)	485	461
BX Trust, Series 2021-RISE, Class B, 6.20% (LIBOR01M+125bps), 11/15/36 (a) (b)	500	481
BX Trust, Series 2022-LBA6, Class C, 6.49% (TSFR1M+160bps), 1/15/39 (a) (b)	1,000	951
BX Trust, Series 2022-LBA6, Class B, 6.19% (SOFR30A+130bps), 1/15/39 (a) (b)	500	480
BX Trust, Series 2021-SOAR, Class B, 5.82% (LIBOR01M+87bps), 6/15/38 (a) (b)	485	465
CEDR Commercial Mortgage Trust, Series 2022-SNAI, Class B, 6.22% (TSFR1M+134bps), 2/15/39 (a) (b)	1,000	900
CIFC Funding Ltd., Series 2012-2RA, Class A1, 6.05% (LIBOR03M+80bps), 1/20/28, Callable 7/20/23 @ 100 (a) (b)	368	365
CIFC Funding Ltd., Series 2017-4A, Class A1R, 6.22% (LIBOR03M+95bps), 10/24/30, Callable 7/24/23 @ 100 (a) (b)	666	658
COMM Mortgage Trust, Series 2020-CBM, Class C, 3.40%, 2/10/37, Callable 2/10/25 @ 100 (a)	1,000	922
COMM Mortgage Trust, Series 2014-277P, Class A, 3.73%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	1,000	946
COMM Mortgage Trust, Series 2014- 277P, Class C, 3.73%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	334	311
COMM Mortgage Trust, Series 2019-521F, Class B, 6.05% (LIBOR01M+110bps), 6/15/34 (a) (b)	1,500	1,190
Extended Stay America Trust, Series 2021-ESH, Class B, 6.33% (LIBOR01M+138bps), 7/15/38 (a) (b)	380	368
FREMF Mortgage Trust, Series 2017-K724, Class B, 3.61%, 12/25/49, Callable 12/25/23 @ 100 (a) (c)	1,000	984
Golub Capital Partners CLO 40A Ltd., Series 2019-40A, Class AR, 6.35% (LIBOR03M+109bps), 1/25/32, Callable 7/25/23 @ 100 (a) (b)	1,000	982
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 2.86%, 5/10/34 (a)	1,000	923

See notes to financial statements.

13

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
GS Mortgage Securities Trust, Series 2011-GC3, Class X, 3/10/44, Callable 5/10/23 @ 100 (a) (c) (d) (e)	$812	$—	(f)
Hospitality Mortgage Trust, Series 2019-HIT, Class B, 6.30% (LIBOR01M+135bps), 11/15/36 (a) (b)	1,149	1,123
Hospitality Mortgage Trust, Series 2019-HIT, Class A, 5.95% (LIBOR01M+100bps), 11/15/36 (a) (b)	804	790
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.09%, 3/5/37 (a)	750	695
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC, Class A, 5.75% (LIBOR01M+80bps), 4/15/38 (a) (b)	945	921
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class B, 4.27%, 1/15/46, Callable 7/15/23 @ 100 (c)	2,000	1,990
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class B, 3.67%, 12/15/47, Callable 1/15/24 @ 100 (c)	154	152
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, 0.77%, 4/15/47, Callable 1/15/25 @ 100 (c) (d)	3,800	14
KNDL Mortgage Trust, Series 2019-KNSQ, Class B, 5.90% (LIBOR01M+95bps), 5/15/36 (a) (b)	1,000	990
Life Mortgage Trust, Series 2021-BMR, Class B, 5.88% (LIBOR01M+88bps), 3/15/38 (a) (b)	983	948
Med Trust, Series 2021-MDLN, Class B, 6.40% (LIBOR01M+145bps), 11/15/38 (a) (b)	997	960
MHC Commercial Mortgage Trust, Series 2021-MHC, Class B, 6.11% (LIBOR01M+110bps), 4/15/38 (a) (b)	1,000	969
Morgan Stanley Capital I Trust, Series 2019-NUGS, Class B, 6.25% (LIBOR01M+130bps), 12/15/36 (a) (b)	1,154	992
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class AAR3, 5.87% (LIBOR03M+100bps), 2/14/31, Callable 5/14/23 @ 100 (a) (b)	750	739
ONE Mortgage Trust, Series 2021-PARK, Class B, 5.95% (LIBOR01M+95bps), 3/15/36 (a) (b)	1,000	920
One New York Plaza Trust, Series 2020-1NYP, Class A, 5.90% (LIBOR01M+95bps), 1/15/36 (a) (b)	875	833
Palmer Square Loan Funding Ltd., Series 2021-1A, Class A1, 6.15% (LIBOR03M+90bps), 4/20/29, Callable 7/20/23 @ 100 (a) (b)	243	241
Palmer Square Loan Funding Ltd., Series 2021-2A, Class A1, 5.72% (LIBOR03M+80bps), 5/20/29, Callable 5/20/23 @ 100 (a) (b)	635	629
Palmer Square Loan Funding Ltd., Series 2021-3A, Class A2, 6.65% (LIBOR03M+140bps), 7/20/29, Callable 7/20/23 @ 100 (a) (b)	1,000	977
Palmer Square Loan Funding Ltd., Series 2022-5A, Class A1, 6.55% (TSFR3M+156bps), 1/15/31, Callable 10/15/23 @ 100 (a) (b)	684	681
Palmer Square Loan Funding Ltd., Series 2022-1A, Class A2, 6.59% (TSFR3M+160bps), 4/15/30, Callable 7/15/23 @ 100 (a) (b)	1,000	967
Palmer Square Loan Funding Ltd., Series 2021-2A, Class A2, 6.17% (LIBOR03M+125bps), 5/20/29, Callable 5/20/23 @ 100 (a) (b)	500	487
SMRT, Series 2022-MINI, Class B, 6.24% (TSFR1M+135bps), 1/15/39 (a) (b)	1,000	960
SOUND POINT CLO VIII-R Ltd., Series 2015-1RA, Class AR, 6.34% (LIBOR03M+108bps), 4/15/30, Callable 7/15/23 @ 100 (a) (b)	1,110	1,094
Stratus CLO Ltd., Series 2021-1A, Class B, 6.65% (LIBOR03M+140bps), 12/29/29, Callable 7/20/23 @ 100 (a) (b)	1,000	972
Stratus CLO Ltd., Series 2021-3A, Class B, 6.80% (LIBOR03M+155bps), 12/29/29, Callable 7/20/23 @ 100 (a) (b)	822	801

See notes to financial statements.

14

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
TTAN, Series 2021-MHC, Class B, 6.05% (LIBOR01M+115bps), 3/15/38 (a) (b)	$332	$320
Total Collateralized Mortgage Obligations (Cost $47,510)		45,382
Senior Secured Loans (3.7%)
Berry Global, Inc., Term Z Loans, First Lien, 6.65% (LIBOR01M+175bps), 7/1/26 (b)	1,232	1,228
Calpine Corp., Term Loans, First Lien, 6.85% (LIBOR01M+200bps), 4/1/26 (b)	987	983
Charter Communications Operating LLC, Term B1, First Lien, 6.56% (SOFR01M+175bps), 4/30/25 (b)	990	988
Chemours Co. LLC, Term Loan, First Lien, 6.56% (SOFR01M+175bps), 4/3/25 (b)	1,491	1,482
Delos Finance S.A.R.L., Loans, First Lien, 6.91% (LIBOR03M+175bps), 10/6/23 (b)	1,500	1,499
Gray Television, Inc., 1/2/26 (g)	1,000	989
IQVIA, Inc., Term B-2 Dollar Loans, First Lien, 6.59% (LIBOR01M+175bps), 1/1/25 (b)	1,100	1,098
SBA Senior Finance II LLC, Incremental Tranche B-2 Term Loans, First Lien, 6.60% (LIBOR01M+175bps), 4/11/25 (b)	997	996
Vistra Operations Co. LLC, 2018 Incremental Term Loans, First Lien, 6.70% (LIBOR01M+175bps), 12/31/25 (b)	1,475	1,468
XPO Logistics, Inc., Term Loan B, First Lien, 6.61% (LIBOR01M+175bps), 2/23/25 (b)	1,000	997
Total Senior Secured Loans (Cost $11,712)		11,728
Corporate Bonds (30.6%)
Communication Services (1.7%):
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.95% (LIBOR03M+165bps), 2/1/24, Callable 1/1/24 @ 100 (b)	1,000	1,002
Magallanes, Inc. 3.43%, 3/15/24 (a)	500	489
6.59% (SOFRINDX+178bps), 3/15/24 (a) (b)	1,000	1,003
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 3/20/25, Callable 3/20/24 @ 100 (a)	1,381	1,370
Verizon Communications, 5.61% (SOFR+79bps), 3/20/26 (b)	1,500	1,489
		5,353
Consumer Discretionary (2.2%):
American Honda Finance Corp., 5.23% (LIBOR03M+37bps), 5/10/23, MTN (b)	360	360
Association of American Medical Colleges, 2.12%, 10/1/24	1,000	952
Daimler Finance North America LLC, 5.65% (LIBOR03M+84bps), 5/4/23 (b)	1,150	1,150
General Motors Financial Co., Inc., 5.55% (SOFR+76bps), 3/8/24 (b)	1,500	1,482
Howard University, 2.80%, 10/1/23	250	247
Nissan Motor Acceptance Co. LLC, 5.65% (LIBOR03M+64bps), 3/8/24 (a) (b)	855	845
Nordstrom, Inc., 2.30%, 4/8/24, Callable 5/22/23 @ 100	1,000	956
ZF North America Capital, Inc., 4.75%, 4/29/25 (a)	1,000	977
		6,969

See notes to financial statements.

15

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Energy (2.8%):
Buckeye Partners LP, 4.15%, 7/1/23, Callable 6/5/23 @ 100	$2,000	$1,991
EnLink Midstream Partners LP, 4.40%, 4/1/24, Callable 1/1/24 @ 100	948	925
EQM Midstream Partners LP, 4.00%, 8/1/24, Callable 5/1/24 @ 100	1,034	1,000
Gray Oak Pipeline LLC, 2.60%, 10/15/25, Callable 9/15/25 @ 100 (a)	1,500	1,394
Midwest Connector Capital Co. LLC, 3.90%, 4/1/24, Callable 3/1/24 @ 100 (a)	1,000	982
Murphy Oil Corp., 5.75%, 8/15/25, Callable 6/5/23 @ 101.44	554	550
NuStar Logistics LP, 5.75%, 10/1/25, Callable 7/1/25 @ 100	600	592
PDC Energy, Inc., 5.75%, 5/15/26, Callable 6/5/23 @ 101.44	1,500	1,459
		8,893
Financials (15.7%):
Alexander Funding Trust, 1.84%, 11/15/23 (a)	1,000	967
Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/21/25 @ 100 (h)	1,505	1,460
Antares Holdings LP, 6.00%, 8/15/23, Callable 7/15/23 @ 100 (a)	1,107	1,103
Ares Capital Corp. 3.25%, 7/15/25, Callable 6/15/25 @ 100	500	463
3.88%, 1/15/26, Callable 12/15/25 @ 100	1,000	932
Assurant, Inc., 6.10%, 2/27/26, Callable 1/27/26 @ 100	882	891
Athene Global Funding, 5.94% (LIBOR03M+73bps), 1/8/24 (a) (b)	1,590	1,577
Bank of America Corp., 5.53% (SOFR+69bps), 4/22/25, Callable 4/22/24 @ 100 (b)	500	496
Blackstone Private Credit Fund, 7.05%, 9/29/25 (a)	1,500	1,503
Blackstone Secured Lending Fund, 3.63%, 1/15/26, Callable 12/15/25 @ 100	1,000	920
BMW US Capital LLC, 5.10% (SOFR+38bps), 8/12/24 (a) (b)	500	496
Brighthouse Financial Global Funding, 5.60% (SOFR+76bps), 4/12/24 (a) (b)	1,300	1,285
Citigroup, Inc. 5.51% (SOFR+67bps), 5/1/25, Callable 5/1/24 @ 100 (b)	500	495
5.53% (SOFR+69bps), 1/25/26, Callable 1/25/25 @ 100 (b)	1,000	986
Citizens Bank NA, 6.06% (SOFR+145bps), 10/24/25, Callable 10/24/24 @ 100 (b)	1,700	1,646
Credit Acceptance Corp. 5.13%, 12/31/24, Callable 5/15/23 @ 101.28 (a)	400	383
6.63%, 3/15/26, Callable 5/15/23 @ 101.66 (h)	500	480
DAE Funding LLC, 1.55%, 8/1/24, Callable 7/1/24 @ 100 (a)	1,500	1,419
Enact Holdings, Inc., 6.50%, 8/15/25, Callable 2/15/25 @ 100 (a)	1,000	990
Equitable Financial Life Global Funding, 5.50%, 12/2/25 (a)	750	752
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25, Callable 2/1/25 @ 100 (a)	750	742
Fifth Third Bancorp, 4.30%, 1/16/24, Callable 12/16/23 @ 100 (h)	507	499
Fifth Third Bank NA, 5.85% (SOFR+123bps), 10/27/25, Callable 10/27/24 @ 100 (b)	1,000	994
Ford Motor Credit Co. LLC, 2.30%, 2/10/25, Callable 1/10/25 @ 100	1,000	932
FS KKR Capital Corp. 1.65%, 10/12/24	857	794
4.13%, 2/1/25, Callable 1/1/25 @ 100 (h)	1,000	949
GA Global Funding Trust 5.30% (SOFR+50bps), 9/13/24 (a) (b)	1,000	970
6.20% (SOFRRATE+136bps), 4/11/25 (a) (b)	380	370
Goldman Sachs Group, Inc., 5.30% (SOFR+50bps), 9/10/24, Callable 9/10/23 @ 100 (b)	500	496

See notes to financial statements.

16

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JPMorgan Chase & Co. 5.31% (SOFR+54bps), 6/1/25, Callable 6/1/24 @ 100 (b)	$500	$495
5.60% (SOFR+77bps), 9/22/27, Callable 9/22/26 @ 100 (b)	1,000	981
KeyCorp, 3.88% (SOFR+125bps), 5/23/25, MTN, Callable 5/23/24 @ 100 (b)	1,650	1,594
Manufacturers & Traders Trust Co. 5.40%, 11/21/25, Callable 10/21/25 @ 100	300	292
4.65%, 1/27/26, Callable 12/27/25 @ 100	500	483
New York Life Global Funding 5.15% (SOFR+31bps), 4/26/24 (a) (b)	500	498
5.77% (SOFRINDX+93bps), 4/2/26 (a) (b)	750	751
OWL Rock Capital Corp., 5.25%, 4/15/24, Callable 3/15/24 @ 100	500	492
OWL Rock Capital Corp., 3.75%, 7/22/25, Callable 6/22/25 @ 100	1,000	925
OWL Rock Core Income Corp., 3.13%, 9/23/26, Callable 8/23/26 @ 100	1,500	1,294
Principal Life Global Funding II, 5.14% (SOFR+38bps), 8/23/24 (a) (b)	1,000	995
Protective Life Global Funding, 5.21%, 4/14/26 (a)	1,000	1,004
Santander Holdings USA, Inc. 4.26% (SOFR+138bps), 6/9/25, Callable 6/9/24 @ 100 (b)	500	484
5.81% (SOFR+233bps), 9/9/26, Callable 9/9/25 @ 100 (b)	1,000	989
SLM Corp., 4.20%, 10/29/25, Callable 9/29/25 @ 100	1,152	1,065
Starwood Property Trust, Inc., 3.75%, 12/31/24, Callable 9/30/24 @ 100 (a)	1,550	1,453
Synchrony Bank, 5.40%, 8/22/25, Callable 7/22/25 @ 100	752	718
The Bank of New York Mellon Corp., 4.95% (SOFRRATE+103bps), 4/26/27, Callable 4/26/26 @ 100 (b)	750	755
The Charles Schwab Corp., 5.24% (SOFR+52bps), 5/13/26, Callable 4/13/26 @ 100 (b) (h)	1,500	1,438
The Goldman Sachs Group, Inc., 5.33% (SOFR+49bps), 10/21/24, Callable 10/21/23 @ 100 (b)	1,000	990
The Huntington National Bank 5.92% (SOFRINDX+119bps), 5/16/25, Callable 5/16/24 @ 100 (b)	500	482
5.70% (SOFR+122bps), 11/18/25, Callable 11/18/24 @ 100 (b)	1,350	1,318
Truist Bank, 5.04% (SOFRRATE+20bps), 1/17/24, Callable 6/5/23 @ 100 (b)	805	794
Truist Financial Corp., 5.19% (SOFRRATE+40bps), 6/9/25, Callable 6/9/24 @ 100 (b)	1,000	961
United Financial Bancorp, Inc., 5.75%, 10/1/24	1,000	965
WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.75%, 9/17/24, Callable 6/17/24 @ 100 (a)	1,250	1,184
		49,390
Health Care (0.8%):
Hikma Finance USA LLC, 3.25%, 7/9/25	500	475
Illumina, Inc., 5.80%, 12/12/25, Callable 11/12/25 @ 100	750	762
Little Co. of Mary Hospital of Indiana, Inc., 1.97%, 11/1/25	670	620
The Cigna Group, 5.69%, 3/15/26, Callable 3/15/24 @ 100	500	503
		2,360
Industrials (3.0%):
American Airlines Pass Through Trust, 4.38%, 6/15/24 (a)	690	671
Aviation Capital Group LLC 4.38%, 1/30/24, Callable 12/30/23 @ 100 (a)	673	661
4.88%, 10/1/25, Callable 7/1/25 @ 100 (a)	1,000	969

See notes to financial statements.

17

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Daimler Trucks Finance North America LLC, 5.84% (SOFR+100bps), 4/5/24 (a) (b)	$1,000	$997
Hexcel Corp., 4.95%, 8/15/25, Callable 5/15/25 @ 100	1,000	983
Regal Rexnord Corp., 6.05%, 2/15/26 (a)	1,000	1,014
Spirit Airlines Pass Through Trust, 4.45%, 4/1/24	1,771	1,733
Stanley Black & Decker, Inc., 6.27%, 3/6/26, Callable 3/6/24 @ 100 (h)	1,250	1,264
United Airlines Pass Through Trust 4.30%, 8/15/25	723	692
4.88%, 1/15/26	519	500
		9,484
Information Technology (0.6%):
Arrow Electronics, Inc., 6.13%, 3/1/26, Callable 3/1/24 @ 100	685	685
Hewlett Packard Enterprise Co., 5.90%, 10/1/24	1,000	1,011
		1,696
Materials (0.6%):
Celanese US Holdings LLC 5.90%, 7/5/24	500	500
6.05%, 3/15/25	500	502
Sasol Financing USA LLC, 5.88%, 3/27/24, Callable 2/27/24 @ 100	1,000	989
		1,991
Real Estate (1.5%):
Boston Properties LP 3.80%, 2/1/24, Callable 11/1/23 @ 100	350	341
3.20%, 1/15/25, Callable 10/15/24 @ 100	1,000	955
GLP Capital LP GLP Financing II, Inc., 3.35%, 9/1/24, Callable 8/1/24 @ 100	1,000	968
Retail Opportunity Investments Partnership LP, 5.00%, 12/15/23, Callable 9/15/23 @ 100	500	487
SBA Tower Trust, 2.84%, 1/15/25, Callable 1/15/24 @ 100 (a)	1,000	954
VICI Properties LP/VICI Note Co., Inc., 3.50%, 2/15/25, Callable 6/5/23 @ 100.88 (a) (h)	1,000	962
		4,667
Utilities (1.7%):
CenterPoint Energy, Inc., 5.37% (SOFR+65bps), 5/13/24, Callable 5/22/23 @ 100 (b)	1,500	1,496
Metropolitan Edison Co., 4.00%, 4/15/25 (a)	1,500	1,446
NextEra Energy Capital Holdings, Inc., 6.05%, 3/1/25	500	508
NRG Energy, Inc., 3.75%, 6/15/24, Callable 5/15/24 @ 100 (a)	500	486
Southern Power Co., 2.75%, 9/20/23, Callable 7/20/23 @ 100	1,500	1,482
		5,418
Total Corporate Bonds (Cost $97,736)		96,221
Yankee Dollars (14.9%)
Communication Services (0.3%):
Bharti Airtel International Netherlands BV, 5.35%, 5/20/24 (a)	1,000	1,001

See notes to financial statements.

18

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Consumer Discretionary (0.6%):
International Game Technology PLC, 4.13%, 4/15/26, Callable 6/5/23 @ 102.06 (a)	$1,030	$991
Nissan Motor Co. Ltd., 3.52%, 9/17/25, Callable 8/17/25 @ 100 (a)	916	856
		1,847
Energy (1.0%):
Harvest Operations Corp., 1.00%, 4/26/24, Callable 6/5/23 @ 100 (a)	714	686
Petroleos Mexicanos, 4.25%, 1/15/25 (h)	1,000	952
TransCanada PipeLines Ltd., 6.31% (SOFRINDX+152bps), 3/9/26, Callable 3/9/24 @ 100 (b)	1,500	1,509
		3,147
Financials (10.7%):
Avolon Holdings Funding Ltd. 5.13%, 10/1/23, Callable 9/1/23 @ 100 (a)	500	498
2.88%, 2/15/25, Callable 1/15/25 @ 100 (a)	1,000	938
Bank of Montreal, 5.43% (SOFR+62bps), 9/15/26, MTN (b)	1,500	1,472
Barclays PLC 4.34% (LIBOR03M+136bps), 5/16/24, Callable 5/16/23 @ 100 (b)	1,000	999
7.33% (H15T1Y+305bps), 11/2/26, Callable 11/2/25 @ 100 (b)	500	520
Commonwealth Bank of Australia, 5.33% (SOFR+52bps), 6/15/26 (a) (b)	1,500	1,477
Credit Suisse AG, 5.23% (SOFR+39bps), 2/2/24 (b)	1,000	968
Danske Bank A/S, 0.98%, 9/10/25, Callable 9/10/24 @ 100 (a)	1,000	932
Deutsche Bank AG 4.50%, 4/1/25	1,000	938
3.96% (SOFR+258bps), 11/26/25, Callable 11/26/24 @ 100 (b)	603	575
Enel Finance International NV, 6.80%, 10/14/25 (a)	500	518
HSBC Holdings PLC 5.32% (SOFR+58bps), 11/22/24, Callable 11/22/23 @ 100 (b)	1,000	986
6.22% (SOFR+143bps), 3/10/26, Callable 3/10/25 @ 100 (b)	1,000	999
ING Groep NV 6.48% (SOFRINDX+164bps), 3/28/26, Callable 3/28/25 @ 100 (b)	500	502
5.85% (SOFRINDX+101bps), 4/1/27, Callable 4/1/26 @ 100 (b)	500	488
Lloyds Banking Group PLC 3.87% (H15T1Y+350bps), 7/9/25, Callable 7/9/24 @ 100 (b)	250	244
3.51% (H15T1Y+160bps), 3/18/26, Callable 3/18/25 @ 100 (b)	750	722
Macquarie Group Ltd., 5.55% (SOFR+71bps), 10/14/25, Callable 10/14/24 @ 100 (a) (b)	1,500	1,475
Mitsubishi UFJ Financial Group, Inc., 5.67% (SOFR+94bps), 2/20/26, Callable 2/20/25 @ 100 (b)	1,185	1,173
Mizuho Financial Group, Inc., 5.69% (SOFR+96bps), 5/22/26, Callable 5/22/25 @ 100 (b)	1,000	988
National Australia Bank Ltd., 5.49% (SOFR+65bps), 1/12/27 (a) (b)	1,250	1,231
NatWest Markets PLC 6.28% (SOFR+145bps), 3/22/25 (a) (b)	500	497
5.60% (SOFR+76bps), 9/29/26 (a) (b)	1,000	964
Nordea Bank Abp 5.89% (LIBOR03M+94bps), 8/30/23 (a) (b)	1,000	1,000
5.74% (SOFRRATE+96bps), 6/6/25 (a) (b)	500	497
Park Aerospace Holdings Ltd., 5.50%, 2/15/24 (a)	500	496

See notes to financial statements.

19

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Royal Bank of Canada 5.20% (SOFR+36bps), 7/29/24 (b) (h)	$1,000	$992
5.43% (SOFR+59bps), 11/2/26, MTN (b) (h)	500	489
Santander UK Group Holdings PLC 4.80% (LIBOR03M+157bps), 11/15/24, Callable 11/15/23 @ 100 (b)	292	289
1.09% (SOFR+79bps), 3/15/25, Callable 3/15/24 @ 100 (b)	1,000	952
Societe Generale SA, 5.89% (SOFR+105bps), 1/21/26, Callable 1/21/25 @ 100 (a) (b)	1,700	1,661
Standard Chartered PLC 3.79% (LIBOR03M+156bps), 5/21/25, Callable 5/21/24 @ 100 (a) (b)	851	831
7.78% (H15T1Y+310bps), 11/16/25, Callable 11/16/24 @ 100 (a) (b)	750	772
Sumitomo Mitsui Trust Bank Ltd., 5.24% (SOFR+44bps), 9/16/24 (a) (b)	1,000	992
The Bank of Nova Scotia, 5.32% (SOFR+55bps), 3/2/26 (b)	1,250	1,226
The Toronto-Dominion Bank, 5.39% (SOFR+59bps), 9/10/26 (b)	1,500	1,467
UBS AG, 5.07% (SOFR+36bps), 2/9/24 (a) (b)	500	498
Westpac Banking Corp., 5.30% (SOFR+52bps), 6/3/26 (b)	1,500	1,478
		33,744
Industrials (0.7%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.52% (SOFRRATE+68bps), 9/29/23 (b)	250	249
Aircastle Ltd. 4.40%, 9/25/23, Callable 8/25/23 @ 100	451	448
4.13%, 5/1/24, Callable 2/1/24 @ 100	750	734
The Weir Group PLC, 2.20%, 5/13/26, Callable 4/13/26 @ 100 (a)	900	813
		2,244
Information Technology (0.3%):
SK Hynix, Inc., 6.25%, 1/17/26 (a)	750	752
Materials (1.3%):
NOVA Chemicals Corp., 4.88%, 6/1/24, Callable 3/3/24 @ 100 (a)	1,312	1,295
OCI NV, 4.63%, 10/15/25, Callable 6/5/23 @ 102.31 (a)	1,504	1,438
POSCO Holdings, Inc., 2.50%, 1/17/25 (a) (h)	510	489
Syngenta Finance NV, 4.89%, 4/24/25, Callable 2/24/25 @ 100 (a)	1,000	987
		4,209
Total Yankee Dollars (Cost $47,834)		46,944
Municipal Bonds (1.4%)
California (0.3%):
California Statewide Communities Development Authority Revenue, 1.31%, 4/1/25	500	468
Golden State Tobacco Securitization Corp. Revenue, Series B, 0.99%, 6/1/24	500	478
		946
Guam (0.1%):
Antonio B Won Pat International Airport Authority Revenue, Series A, 2.50%, 10/1/25	300	281
Indiana (0.1%):
Indiana Finance Authority Revenue, 1.72%, 11/15/23	300	294

See notes to financial statements.

20

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Jersey (0.2%):
New Jersey Economic Development Authority Revenue, Series NNN, 2.88%, 6/15/24	$320	$313
South Jersey Transportation Authority Revenue, Series B, 2.10%, 11/1/24	500	476
		789
North Carolina (0.3%):
North Carolina Capital Facilities Finance Agency Revenue, Series B, 1.05%, 10/1/23	825	807
Pennsylvania (0.3%):
Allegheny County IDA Revenue (LOC-PNC Financial Services Group), 5.20%, 11/1/27, Callable 6/1/23 @ 100 (i)	1,000	1,000
Texas (0.1%):
San Antonio Education Facilities Corp. Revenue, 1.74%, 4/1/25	255	237
Total Municipal Bonds (Cost $4,500)		4,354
U.S. Treasury Obligations (3.1%)
U.S. Treasury Bills 4.62%, 6/6/23 (j)	1,000	995
4.88%, 9/7/23 (j)	1,500	1,474
U.S. Treasury Notes 5.16% (USBMMY3M+3bps), 7/31/23 (b)	1,500	1,499
2.50%, 1/31/24	1,000	982
2.75%, 2/15/24	1,000	983
2.38%, 2/29/24	1,000	980
2.25%, 4/30/24	1,000	975
2.50%, 4/30/24	1,000	977
3.00%, 7/31/24	1,000	981
Total U.S. Treasury Obligations (Cost $9,839)		9,846
Commercial Paper (12.4%) (j)
Arrow Electronics Pvt. Ltd., 5.33%, 5/3/23 (a)	1,000	999
AutoNation, Inc. 5.30%, 5/2/23 (a)	1,000	999
5.31%, 5/3/23 (a)	2,000	1,999
Aviation Capital Group LLC, 5.20%, 5/22/23 (a)	1,000	997
BP Capital Markets PLC, 5.01%, 5/12/23 (a)	1,000	998
Canadian Natural Resources Ltd., 5.52%, 5/3/23 (a)	2,000	1,998
Constellation Brands, Inc., 5.41%, 5/12/23 (a)	1,000	998
Crown Castle International Corp. 5.31%, 5/4/23 (a)	1,500	1,499
5.49%, 5/23/23 (a)	500	498
Crown Castle, Inc., 5.35%, 5/9/23 (a)	1,000	998
FMC Corp. 5.33%, 5/1/23 (a)	2,000	1,999
5.40%, 5/11/23 (a)	500	499
5.53%, 5/24/23 (a)	500	498
Glencore Funding LLC, 5.08%, 5/3/23 (a)	1,500	1,499

See notes to financial statements.

21

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Global Payments, Inc. 5.63%, 5/1/23	$2,100	$2,099
5.64%, 5/2/23	1,000	999
International Flavors & Fragnance, Inc., 5.17%, 5/18/23 (a)	1,000	997
Jabil, Inc. 5.48%, 5/1/23 (a)	1,500	1,499
5.49%, 5/2/23 (a)	1,000	1,000
Ovintiv, Inc., 2.28%, 5/3/23	2,500	2,499
Quanta Services, Inc. 5.32%, 5/1/23 (a)	1,000	1,000
5.33%, 5/2/23 (a)	1,000	999
5.35%, 5/4/23 (a)	500	500
Ridgefield Funding Co. LLC 4.92%, 5/15/23 (a)	1,500	1,496
4.94%, 5/18/23 (a)	500	499
Roche Holding AG, 4.80%, 5/1/23 (a)	600	600
Ryder System, Inc., 5.03%, 5/1/23 (a)	1,000	1,000
Targa Resources Corp., 4.69%, 5/1/23 (a)	3,100	3,099
The Sherwin-Williams Co., 4.95%, 5/2/23 (a)	1,000	999
Walgreens Boots Alliance, Inc., 5.53%, 5/1/23 (a)	3,100	3,099
Total Commercial Paper (Cost $38,876)		38,862
Collateral for Securities Loaned (1.3%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (k)	1,023,966	1,024
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (k)	1,023,966	1,024
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (k)	1,023,966	1,024
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (k)	1,023,966	1,024
Total Collateral for Securities Loaned (Cost $4,096)		4,096
Total Investments (Cost $326,065) — 101.8%		320,312
Liabilities in excess of other assets — (1.8)%		(5,791)
NET ASSETS — 100.00%		$314,521

At April 30, 2023, the Fund's investments in foreign securities were 20.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of April 30, 2023, the fair value of these securities was $191,561 thousands and amounted to 60.9% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of April 30, 2023.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at April 30, 2023.

(d)  Security is interest only.

(e)  Zero-coupon bond.

(f)  Rounds to less than $1 thousand.

See notes to financial statements.

22

Victory Portfolios III Victory Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(g)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(h)  All or a portion of this security is on loan.

(i)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(j)  Rate represents the effective yield at April 30, 2023.

(k)  Rate disclosed is the daily yield on April 30, 2023.

bps — Basis points

H15T1Y — 1 Year Treasury Constant Maturity Rate

IDA — Industrial Development Authority

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

SOFR30A — 30-day average of SOFR, rate disclosed as of April 30, 2023.

SOFRINDX — SOFR Index measures the cumulative impact of compounding the SOFR each business day.

SOFR01M — 1 Month SOFR, rate disclosed as of April 30, 2023.

TSFR — Term SOFR

TSFR1M — 1 month Term SOFR, rate disclosed as of April 30, 2023.

TSFR3M — 3 month Term SOFR, rate disclosed as of April 30, 2023.

USBMMY3M — 3 Month Treasury Bill Rate

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

See notes to financial statements.

23

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Ultra Short-Term Bond Fund
Assets:
Investments, at value (Cost $326,065)	$320,312	(a)
Cash	1,928
Receivables:
Interest	1,681
Capital shares issued	122
From Adviser	16
Prepaid expenses	34
Total Assets	324,093
Liabilities:
Payables:
Collateral received on loaned securities	4,096
Distributions	18
Investments purchased	4,987
Capital shares redeemed	291
Accrued expenses and other payables:
Investment advisory fees	75
Administration fees	32
Custodian fees	5
Transfer agent fees	24
Compliance fees	—	(b)
12b-1 fees	—	(b)
Other accrued expenses	44
Total Liabilities	9,572
Net Assets:
Capital	323,032
Total accumulated earnings/(loss)	(8,511)
Net Assets	$314,521
Net Assets
Fund Shares	$166,303
Institutional Shares	143,135
Class A	135
Class R6	4,948
Total	$314,521
Shares (unlimited number of shares authorized with no par value):
Fund Shares	16,786
Institutional Shares	14,445
Class A	14
Class R6	499
Total	31,744
Net asset value, offering and redemption price per share: (c)
Fund Shares	$9.91
Institutional Shares	9.91
Class A	9.91
Class R6	9.92

(a)  Includes $3,952 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

24

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Ultra Short-Term Bond Fund
	Four Months Ended April 30, 2023(a)		Year Ended December 31, 2022
Investment Income:
Interest	$4,826		$7,646
Securities lending (net of fees)	17		20
Total Income	4,843		7,666
Expenses:
Investment advisory fees	279		827
Administration fees — Fund Shares	83		282
Administration fees — Institutional Shares	40		103
Administration fees — Class A	—	(b)	1
Administration fees — Class R6	1		2
Sub-Administration fees	8		24
12b-1 fees — Class A	—	(b)	1
Custodian fees	10		37
Transfer agent fees — Fund Shares	51		166
Transfer agent fees — Institutional Shares	40		103
Transfer agent fees — Class A	—	(b)	1
Transfer agent fees — Class R6	—	(b)	— (b)
Trustees' fees	16		47
Compliance fees	1		2
Legal and audit fees	37		62
State registration and filing fees	34		172
Other expenses	31		78
Recoupment of prior expenses waived/reimbursed by Adviser	—		15
Total Expenses	631		1,923
Expenses waived/reimbursed by Adviser	(27)		(127)
Net Expenses	604		1,796
Net Investment Income (Loss)	4,239		5,870
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(294)		(200)
Net change in unrealized appreciation/depreciation on investment securities	1,897		(7,968)
Net realized/unrealized gains (losses) on investments	1,603		(8,168)
Change in net assets resulting from operations	$5,842		$(2,298)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

25

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Ultra Short-Term Bond Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$4,239	$5,870	$2,613
Net realized gains (losses)	(294)	(200)	615
Net change in unrealized appreciation/depreciation	1,897	(7,968)	(1,069)
Change in net assets resulting from operations	5,842	(2,298)	2,159
Distributions to Shareholders:
Fund Shares	(2,380)	(3,697)	(1,931)
Institutional Shares	(1,788)	(2,094)	(644)
Class A	(2)	(15)	(1)
Class R6	(74)	(82)	(43)
Change in net assets resulting from distributions to shareholders	(4,244)	(5,888)	(2,619)
Change in net assets resulting from capital transactions	36,038	(7,704)	17,023
Change in net assets	37,636	(15,890)	16,563
Net Assets:
Beginning of period	276,885	292,775	276,212
End of period	$314,521	$276,885	$292,775

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(continues on next page)

See notes to financial statements.

26

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Ultra Short-Term Bond Fund
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$6,792	$26,263	$59,548
Distributions reinvested	2,312	3,566	1,867
Cost of shares redeemed	(13,174)	(66,006)	(62,768)
Total Fund Shares	$(4,070)	$(36,177)	$(1,353)
Institutional Shares
Proceeds from shares issued	$50,702	$88,727	$86,636
Distributions reinvested	1,786	2,091	642
Cost of shares redeemed	(11,990)	(65,575)	(63,509)
Total Institutional Shares	$40,498	$25,243	$23,769
Class A
Proceeds from shares issued	$30	$1,934	$200
Distributions reinvested	1	1	1
Cost of shares redeemed	(30)	(1,854)	(160)
Total Class A	$1	$81	$41
Class R6
Proceeds from shares issued	$202	$4,293	$1,581
Distributions reinvested	74	82	27
Cost of shares redeemed	(667)	(1,226)	(7,042)
Total Class R6	$(391)	$3,149	$(5,434)
Change in net assets resulting from capital transactions	$36,038	$(7,704)	$17,023
Share Transactions:
Fund Shares
Issued	686	2,644	5,864
Reinvested	233	361	184
Redeemed	(1,330)	(6,648)	(6,183)
Total Fund Shares	(411)	(3,643)	(135)
Institutional Shares
Issued	5,119	8,886	8,536
Reinvested	180	212	63
Redeemed	(1,210)	(6,615)	(6,256)
Total Institutional Shares	4,089	2,483	2,343
Class A
Issued	3	196	20
Reinvested	— (b)	— (b)	— (b)
Redeemed	(3)	(188)	(16)
Total Class A	— (b)	8	4
Class R6
Issued	20	435	156
Reinvested	7	8	3
Redeemed	(67)	(124)	(694)
Total Class R6	(40)	319	(535)
Change in Shares	3,638	(833)	1,677

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Rounds to less than 1 thousand shares.

See notes to financial statements.

27

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Ultra Short-Term Bond Fund
	Fund Shares
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$9.85	$10.12	$10.13	$10.05	$9.89	$9.97
Investment Activities:
Net investment income (loss)	0.14 (b)	0.19 (b)	0.09 (b)	0.20 (b)	0.27 (b)	0.22
Net realized and unrealized gains (losses)	0.06	(0.26)	(0.01)	0.08	0.16	(0.08)
Total from Investment Activities	0.20	(0.07)	0.08	0.28	0.43	0.14
Distributions to Shareholders from:
Net investment income	(0.14)	(0.20)	(0.09)	(0.20)	(0.27)	(0.22)
Total Distributions	(0.14)	(0.20)	(0.09)	(0.20)	(0.27)	(0.22)
Net Asset Value, End of Period	$9.91	$9.85	$10.12	$10.13	$10.05	$9.89
Total Return (c) (d)	2.05%	(0.68)%	0.80%	2.81%	4.37%	1.40%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.66%	0.63%	0.62%	0.60%	0.61%	0.60%
Net Investment Income (Loss) (e)	4.32%	1.96%	0.89%	2.01%	2.69%	2.19%
Gross Expenses (e) (f)	0.68%	0.63%	0.62%	0.60%	0.61%	0.60%
Supplemental Data:
Net Assets at end of period (000's)	$166,303	$169,400	$210,831	$212,503	$275,168	$283,769
Portfolio Turnover (c) (i)	15%	45%	57%	39%	59%	48%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

28

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Ultra Short-Term Bond Fund
	Institutional Shares
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$9.85	$10.12	$10.13	$10.05	$9.89	$9.97
Investment Activities:
Net investment income (loss)	0.15 (b)	0.20 (b)	0.10 (b)	0.19 (b)	0.27 (b)	0.22
Net realized and unrealized gains (losses)	0.05	(0.26)	(0.01)	0.09	0.16	(0.08)
Total from Investment Activities	0.20	(0.06)	0.09	0.28	0.43	0.14
Distributions to Shareholders from:
Net investment income	(0.14)	(0.21)	(0.10)	(0.20)	(0.27)	(0.22)
Total Distributions	(0.14)	(0.21)	(0.10)	(0.20)	(0.27)	(0.22)
Net Asset Value, End of Period	$9.91	$9.85	$10.12	$10.13	$10.05	$9.89
Total Return (c) (d)	2.07%	(0.62)%	0.87%	2.87%	4.43%	1.45%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.58%	0.57%	0.55%	0.56%	0.55%	0.55%
Net Investment Income (Loss) (e)	4.45%	2.03%	0.96%	1.86%	2.75%	2.25%
Gross Expenses (e) (f)	0.60%	0.67%	0.55%	0.63%	0.64%	0.77%
Supplemental Data:
Net Assets at end of period (000's)	$143,135	$102,043	$79,662	$56,042	$9,842	$8,433
Portfolio Turnover (c) (i)	15%	45%	57%	39%	59%	48%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

29

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Ultra Short-Term Bond Fund
	Class A
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	June 29, 2020(b) through December 31, 2020
Net Asset Value, Beginning of Period	$9.85	$10.12	$10.13	$9.90
Investment Activities:
Net investment income (loss) (c)	0.13	0.27	0.07	0.07
Net realized and unrealized gains (losses)	0.06	(0.36)	(0.01)	0.23
Total from Investment Activities	0.19	(0.09)	0.06	0.30
Distributions to Shareholders from:
Net investment income	(0.13)	(0.18)	(0.07)	(0.07)
Total Distributions	(0.13)	(0.18)	(0.07)	(0.07)
Net Asset Value, End of Period	$9.91	$9.85	$10.12	$10.13
Total Return (excludes sales charges) (d) (e)	1.96%	(0.91)%	0.57%	3.02%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.92%	0.85%	0.85%	0.84%
Net Investment Income (Loss) (f)	4.07%	2.77%	0.65%	1.32%
Gross Expenses (f) (g)	11.79%	2.73%	14.86%	108.95%
Supplemental Data:
Net Assets at end of period (000's)	$135	$133	$59	$19
Portfolio Turnover (d) (j)	15%	45%	57%	39%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning June 29, 2020, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

30

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Ultra Short-Term Bond Fund
	Class R6
	Four Months Ended April 30, 2023(a)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$9.86	$10.12	$10.13	$10.05	$9.88	$9.97
Investment Activities:
Net investment income (loss)	0.15 (b)	0.25 (b)	0.11 (b)	0.21 (b)	0.29 (b)	0.24
Net realized and unrealized gains (losses)	0.06	(0.30)	(0.02)	0.09	0.17	(0.09)
Total from Investment Activities	0.21	(0.05)	0.09	0.30	0.46	0.15
Distributions to Shareholders from:
Net investment income	(0.15)	(0.21)	(0.10)	(0.22)	(0.29)	(0.24)
Total Distributions	(0.15)	(0.21)	(0.10)	(0.22)	(0.29)	(0.24)
Net Asset Value, End of Period	$9.92	$9.86	$10.12	$10.13	$10.05	$9.88
Total Return (c) (d)	2.12%	(0.43)%	0.91%	3.02%	4.70%	1.51%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.44%	0.47%	0.48%	0.41%	0.39%	0.39%
Net Investment Income (Loss) (e)	4.53%	2.56%	1.09%	2.15%	2.92%	2.41%
Gross Expenses (e) (f)	0.83%	0.83%	0.49%	0.51%	0.80%	0.69%
Supplemental Data:
Net Assets at end of period (000's)	$4,948	$5,309	$2,223	$7,648	$6,518	$4,980
Portfolio Turnover (c) (i)	15%	45%	57%	39%	59%	48%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from December 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through August 31, 2024, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

31

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Ultra Short-Term Bond Fund (formerly USAA Ultra Short-Term Bond Fund) (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and Class R6. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from December 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal four-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

32

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$62,879	$—	$62,879
Collateralized Mortgage Obligations	—	45,382	—	45,382
Senior Secured Loans	—	11,728	—	11,728
Corporate Bonds	—	96,221	—	96,221
Yankee Dollars	—	46,944	—	46,944
Municipal Bonds	—	4,354	—	4,354
U.S. Treasury Obligations	—	9,846	—	9,846
Commercial Paper	—	38,862	—	38,862
Collateral for Securities Loaned	4,096	—	—	4,096
Total	$4,096	$316,216	$—	$320,312

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

33

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can generally take place within 35 days a month or more after the trade date. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as the Secured Overnight Financing Rate ("SOFR") or London Interbank Offered Rate ("LIBOR") and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

34

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest on the Statements of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest on the Statements of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$3,952	$—	$4,096

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of December 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

35

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

For the four months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the four months ended April 30, 2023, the Fund did not engage in securities transactions with affiliated funds.

For the year ended December 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$2,000	$2,000	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the four months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$62,347	$35,207	$5,832	$980

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Ultra Short Obligations Funds Index. The Lipper
36

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Ultra Short Obligations Funds Index tracks the total return performance of the largest funds within the Lipper Ultra Short Obligations Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Ultra Short Obligations Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period January 1, 2023, to April 30, 2023, performance adjustments were $34, $12, less than $1, and $1 for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were 0.06%, 0.03%, 0.07%, and 0.05% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. For the period January 1, 2022, to December 31, 2022, performance adjustments were $97, $21, less than $1, and $2 for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were less than 0.05%, 0.02%, less than 0.01%, and 0.08% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the four months ended April 30, 2023 and the year ended December 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and Class R6, respectively. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

37

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, and Class R6 are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10% and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the four months ended April 30, 2023, and the year ended December 31, 2022, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the four months ended April 30, 2023, and the year ended December 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least August 31, 2024. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from

38

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.60%, 0.55%, 0.85%, and 0.39% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$20	$11	$127	$27	$185

As of December 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$27	$11	$127	$165

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the four months ended April 30, 2023, and the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Management Risk — The Fund is actively managed, and the investment techniques and risk analyses used by the Fund's portfolio managers may not produce the desired results.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation

39

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the four months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month SOFR plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees

40

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Fund had no borrowings under the Line of Credit agreement during the four months ended April 30, 2023, and the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the four months ended April 30, 2023, and the year ended December 31, 2022.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Four Months Ended April 30, 2023
Distributions paid from
Ordinary Income	Total Distributions Paid
$4,244	$4,244

Year Ended December 31, 2022			Year Ended December 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Total Taxable Distributions	Total Distributions Paid	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
$5,888	$5,888	$5,888	$2,619	$2,619	$2,619

41

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,259	$(1,212)	$47	$(2,785)	$(5,773)	$(8,511)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$1,984	$801	$2,785

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$326,085	$616	$(6,389)	$(5,773)

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Ultra Short-Term Bond Fund (Formerly USAA Ultra Short-Term Bond Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Ultra Short-Term Bond Fund (formerly USAA Ultra Short-Term Bond Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the statements of changes in net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, the financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from January 1, 2023 through April 30, 2023 and the year ended December 31, 2022, the changes in its net assets for the period from January 1, 2023 through April 30, 2023 and each of the two years in the period ended December 31, 2022, and its financial highlights for the period from January 1, 2023 through April 30, 2023 and each of the five years in the period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

43

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

44

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

45

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

46

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

47

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

48

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/ Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

49

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,032.90	$1,021.62	$3.23	$3.21	0.64%
Institutional Shares	1,000.00	1,033.30	1,021.92	2.92	2.91	0.58%
Class A	1,000.00	1,031.60	1,020.48	4.38	4.36	0.87%
Class R6	1,000.00	1,034.00	1,022.61	2.22	2.21	0.44%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

50

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Ultra Short-Term Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

51

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the median of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was above the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance for certain periods.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

52

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

53

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

54

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

94420-0723

April 30, 2023

Annual Report

Victory Capital Growth Fund

(Formerly USAA® Capital Growth Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	43
Supplemental Information (Unaudited)	44
Trustee and Officer Information	44
Proxy Voting and Portfolio Holdings Information	50
Expense Examples	50
Additional Federal Income Tax Information	51
Advisory Contract Approval	52
Liquidity Risk Management Program	55
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Capital Growth Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period began with a rally that continued into mid-August, on hopes that the U.S. Federal Reserve (the "Fed") would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 basis points in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital-backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as deposits moved. Bonds continued to rally with expectations that the Fed rate hikes were nearly complete.

4

Victory Capital Growth Fund

Managers' Commentary (continued)

•  How did the Victory Capital Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund Shares and Institutional Shares had total returns (at net asset value) of 4.63% and 4.50%, respectively. This compares to returns of 4.06% for the MSCI All-Country World Index (the "Index") and 5.45% for the Lipper Global Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund outperformed the Index as stock selection contributed to performance while sector allocation was neutral versus the Index. Stock selection in consumer discretionary was a positive contributor while stock selection in information technology was a negative contributor. An overweight to industrials helped performance while an underweight to information technology hurt performance.

Thank you for allowing us to assist you with your investment needs.

5

Victory Capital Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares
INCEPTION DATE	10/27/00	8/7/15
	Net Asset Value	Net Asset Value	MSCI All-Country World Index[1]	Lipper Global Funds Index[2]
One Year	3.98%	3.77%	2.06%	3.71%
Five Year	5.79%	5.92%	7.03%	5.93%
Ten Year	8.73%	N/A	7.91%	7.50%
Since Inception	N/A	7.26%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Capital Growth Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory Capital Growth Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Equity Holdings*:

April 30, 2023

(% of Net Assets)

Apple, Inc.	2.3%
Microsoft Corp.	2.0%
JPMorgan Chase & Co.	1.5%
Meta Platforms, Inc. Class A	1.4%
LVMH Moet Hennessy Louis Vuitton SE	1.2%
Amgen, Inc.	1.1%
Eli Lilly & Co.	1.1%
Novo Nordisk A/S Class B	1.0%
Alphabet, Inc. Class C	1.0%
Oracle Corp.	0.8%

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.0%)
Australia (2.5%):
Consumer Discretionary (0.3%):
Aristocrat Leisure Ltd.	90,169	$2,280
Energy (0.1%):
Santos Ltd.	90,446	429
Woodside Energy Group Ltd.	24,830	563
		992
Financials (0.6%):
Macquarie Group Ltd.	24,830	3,028
National Australia Bank Ltd.	62,890	1,210
QBE Insurance Group Ltd.	48,857	500
		4,738
Health Care (0.4%):
Cochlear Ltd.	3,055	501
CSL Ltd.	14,871	2,968
		3,469
Industrials (0.1%):
Brambles Ltd.	52,992	502
Qantas Airways Ltd. (a)	118,251	521
		1,023
Materials (0.6%):
BHP Group Ltd.	109,653	3,253
Northern Star Resources Ltd.	52,620	469
Rio Tinto Ltd.	10,402	780
		4,502
Real Estate (0.4%):
Charter Hall Group	49,733	370
Goodman Group	33,669	434
Scentre Group	1,068,453	2,050
		2,854
		19,858
Austria (0.1%):
Industrials (0.1%):
ANDRITZ AG	11,492	746
Belgium (0.2%):
Information Technology (0.2%):
Melexis NV	17,726	1,690
Brazil (0.3%):
Consumer Discretionary (0.1%):
Cury Construtora e Incorporadora SA	108,000	268
Vibra Energia SA	61,400	163
		431

See notes to financial statements.

8

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (0.0%): (b)
Sao Martinho SA	49,100	$309
Financials (0.0%): (b)
Banco ABC Brasil SA Preference Shares	77,000	258
Industrials (0.1%):
Santos Brasil Participacoes SA	185,000	314
SIMPAR SA	137,616	211
		525
Information Technology (0.0%): (b)
TOTVS SA	39,400	203
Materials (0.0%): (b)
Metalurgica Gerdau SA	96,800	226
Real Estate (0.0%): (b)
Multiplan Empreendimentos Imobiliarios SA	61,400	319
Utilities (0.1%):
Neoenergia SA	106,600	330
		2,601
Canada (2.3%):
Consumer Staples (0.4%):
Alimentation Couche-Tard, Inc.	59,430	2,966
Energy (0.2%):
Parex Resources, Inc.	76,283	1,549
Financials (0.8%):
Manulife Financial Corp.	124,487	2,458
National Bank of Canada	14,187	1,058
The Toronto-Dominion Bank	47,069	2,852
		6,368
Industrials (0.3%):
Bombardier, Inc. Class B (a)	24,858	1,074
Canadian Pacific Kansas City Ltd. (a)	14,037	1,106
		2,180
Information Technology (0.4%):
Constellation Software, Inc.	1,786	3,496
Materials (0.2%):
Aginco Eagle Mines Ltd.	33,620	1,908
		18,467
Chile (0.1%):
Consumer Staples (0.0%): (b)
SMU SA	1,820,020	319
Industrials (0.0%): (b)
Quinenco SA	46,521	191
Materials (0.0%): (b)
CAP SA	30,978	217

See notes to financial statements.

9

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (0.1%):
Parque Arauco SA (a)	266,729	$379
		1,106
China (0.5%):
Communication Services (0.2%):
Tencent Holdings Ltd.	32,800	1,457
Consumer Discretionary (0.0%): (b)
Hisense Home Appliances Group Co. Ltd. Class A	65,200	234
Consumer Staples (0.0%): (b)
Chenguang Biotech Group Co. Ltd. Class A	90,500	241
Health Care (0.1%):
Amoy Diagnostics Co. Ltd. Class A	38,160	155
Hygeia Healthcare Holdings Co. Ltd. (a) (c)	31,400	232
Kangji Medical Holdings Ltd. (a)	202,500	255
		642
Industrials (0.1%):
Anhui Expressway Co. Ltd. Class H	258,000	263
Information Technology (0.1%):
AsiaInfo Technologies Ltd. (c)	236,000	432
Materials (0.0%): (b)
Fufeng Group Ltd.	408,000	247
Real Estate (0.0%): (b)
Seazen Group Ltd. (a)	1,016,000	218
		3,734
Cyprus (0.0%): (b)
Materials (0.0%):
Tharisa PLC	190,445	225
Denmark (1.3%):
Consumer Discretionary (0.3%):
Pandora A/S	25,745	2,383
Health Care (1.0%):
Novo Nordisk A/S Class B	50,345	8,376
		10,759
Finland (0.1%):
Information Technology (0.0%): (b)
Nokia Oyj	109,282	462
Utilities (0.1%):
Fortum Oyj	33,462	500
		962
France (3.6%):
Communication Services (0.1%):
Publicis Groupe SA	10,813	884

See notes to financial statements.

10

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (1.5%):
La Francaise des Jeux SAEM (c)	55,973	$2,392
LVMH Moet Hennessy Louis Vuitton SE (d)	10,198	9,809
		12,201
Consumer Staples (0.3%):
L'Oreal SA	3,199	1,529
Pernod Ricard SA	3,385	781
		2,310
Energy (0.1%):
Gaztransport Et Technigaz SA	8,190	876
Financials (0.3%):
AXA SA (d)	29,347	958
BNP Paribas SA	12,930	835
Edenred	7,962	517
		2,310
Health Care (0.1%):
EssilorLuxottica SA	2,407	477
Industrials (0.6%):
Cie de Saint-Gobain	13,307	770
Eiffage SA	5,274	628
Rexel SA	22,483	521
Safran SA	16,627	2,585
		4,504
Information Technology (0.3%):
Capgemini SE	13,262	2,418
Materials (0.3%):
Arkema SA	26,057	2,578
Real Estate (0.0%): (b)
Klepierre SA	15,772	399
		28,957
Germany (2.2%):
Communication Services (0.2%):
Deutsche Telekom AG	63,332	1,527
Consumer Discretionary (0.3%):
Mercedes-Benz Group AG	12,136	946
Volkswagen AG Preference Shares	11,755	1,605
		2,551
Energy (0.0%): (b)
VERBIO Vereinigte BioEnergie AG	7,287	272
Financials (0.5%):
Allianz SE Registered Shares	14,428	3,623
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Class R (a)	1,478	555
		4,178

See notes to financial statements.

11

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.2%):
Bayer AG Registered Shares	10,658	$703
Merck KGaA (a)	3,969	712
		1,415
Industrials (0.4%):
Brenntag SE	7,083	577
Daimler Truck Holding AG (a)	13,610	450
MTU Aero Engines AG	1,991	523
Siemens AG Registered Shares	7,835	1,291
		2,841
Information Technology (0.5%):
Infineon Technologies AG	24,741	901
SAP SE	23,023	3,115
		4,016
Utilities (0.1%):
RWE AG (a)	25,742	1,207
		18,007
Greece (0.1%):
Energy (0.0%): (b)
Motor Oil Hellas Corinth Refineries SA	12,748	304
Financials (0.0%): (b)
National Bank of Greece SA (a)	71,859	376
Industrials (0.1%):
Mytilineos SA	15,238	442
		1,122
Hong Kong (0.8%):
Consumer Discretionary (0.1%):
EC Healthcare	213,000	143
Man Wah Holdings Ltd.	228,800	193
Tam Jai International Co. Ltd.	754,000	202
		538
Consumer Staples (0.1%):
WH Group Ltd. (c)	545,000	303
Financials (0.2%):
AIA Group Ltd.	126,000	1,372
BOC Hong Kong Holdings Ltd.	133,000	420
		1,792
Industrials (0.1%):
China State Construction Development Holdings Ltd.	918,000	322
CK Hutchison Holdings Ltd.	77,000	515
		837
Information Technology (0.0%): (b)
BOE Varitronix Ltd.	158,000	258

See notes to financial statements.

12

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.0%): (b)
Shougang Fushan Resources Group Ltd.	818,000	$278
Real Estate (0.3%):
CK Asset Holdings Ltd.	346,000	2,046
Sino Land Co. Ltd.	368,000	496
		2,542
		6,548
India (1.1%):
Consumer Discretionary (0.1%):
Asahi India Glass Ltd.	56,148	329
Raymond Ltd.	18,090	354
Safari Industries India Ltd.	11,037	330
		1,013
Financials (0.2%):
Cholamandalam Investment & Finance Co. Ltd.	26,792	286
Home First Finance Co. India Ltd. (a) (c)	43,321	379
Manappuram Finance Ltd.	348,790	555
Ujjivan Small Finance Bank Ltd. (c)	1,082,450	368
		1,588
Health Care (0.1%):
JB Chemicals & Pharmaceuticals Ltd.	10,874	283
Narayana Hrudayalaya Ltd.	30,501	285
		568
Industrials (0.3%):
Ashok Leyland Ltd.	194,165	348
Ashoka Buildcon Ltd. (a)	444,406	479
Blue Star Ltd.	18,677	339
Craftsman Automation Ltd.	9,534	362
GMM Pfaudler Ltd.	17,330	314
WNS Holdings Ltd., ADR (a)	3,666	331
		2,173
Information Technology (0.1%):
Cyient Ltd.	26,842	388
KPIT Technologies Ltd.	34,887	393
		781
Materials (0.2%):
APL Apollo Tubes Ltd.	22,748	333
Coromandel International Ltd.	26,894	310
Finolex Industries Ltd.	170,341	350
JK Paper Ltd.	53,226	246
MOIL Ltd.	97,265	187
Supreme Industries Ltd.	12,200	407
		1,833

See notes to financial statements.

13

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.1%):
CESC Ltd.	366,779	$308
PTC India Ltd.	276,193	321
		629
		8,585
Indonesia (0.2%):
Consumer Discretionary (0.1%):
PT Mitra Adiperkasa Tbk (a)	4,325,100	405
Consumer Staples (0.0%): (b)
PT Industri Jamu Dan Farmasi Sido Muncul Tbk	6,069,200	327
Financials (0.1%):
PT Bank CIMB Niaga Tbk	4,500,500	381
PT Bank Tabungan Pensiunan Nasional Syariah Tbk	2,273,800	332
		713
Real Estate (0.0%): (b)
PT Puradelta Lestari Tbk	24,920,300	287
		1,732
Ireland (1.2%):
Health Care (0.5%):
ICON PLC (a)	2,772	534
Medtronic PLC	36,099	3,283
		3,817
Industrials (0.3%):
Trane Technologies PLC	14,422	2,680
Information Technology (0.4%):
Accenture PLC Class A	10,957	3,071
		9,568
Israel (0.2%):
Financials (0.0%): (b)
Bank Leumi Le-Israel BM	45,170	358
Health Care (0.1%):
Inmode Ltd. (a)	12,502	466
Information Technology (0.1%):
Nice Ltd. (a)	2,410	495
		1,319
Italy (0.6%):
Industrials (0.1%):
Leonardo SpA	47,926	571
Utilities (0.5%):
Enel SpA	314,425	2,148
Iren SpA	155,312	336

See notes to financial statements.

14

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Snam SpA	304,401	$1,691
		4,175
		4,746
Japan (6.1%):
Communication Services (0.5%):
Capcom Co. Ltd.	67,600	2,541
Kakaku.com, Inc.	64,200	883
Nippon Telegraph & Telephone Corp.	34,400	1,050
		4,474
Consumer Discretionary (0.8%):
Isuzu Motors Ltd.	64,700	764
Sega Sammy Holdings, Inc.	25,100	469
Sony Group Corp.	5,500	498
Suzuki Motor Corp.	13,400	467
Toyota Motor Corp.	243,200	3,340
ZOZO, Inc.	50,600	1,065
		6,603
Consumer Staples (0.4%):
Ajinomoto Co., Inc.	23,500	845
Seven & i Holdings Co. Ltd.	14,400	653
Toyo Suisan Kaisha Ltd.	34,700	1,549
		3,047
Financials (0.8%):
Mizuho Financial Group, Inc.	169,020	2,450
ORIX Corp.	29,800	507
Sumitomo Mitsui Financial Group, Inc.	25,500	1,043
Tokio Marine Holdings, Inc.	117,400	2,361
		6,361
Health Care (0.7%):
Hoya Corp.	23,000	2,412
Nippon Shinyaku Co. Ltd.	6,900	316
Olympus Corp.	24,800	434
Ono Pharmaceutical Co. Ltd.	27,300	550
Shionogi & Co. Ltd.	43,200	1,934
		5,646
Industrials (1.8%):
Fuji Electric Co. Ltd.	62,100	2,507
Hitachi Ltd.	8,900	492
ITOCHU Corp.	35,700	1,184
Komatsu Ltd.	30,200	751
MISUMI Group, Inc.	59,400	1,499
Mitsubishi Heavy Industries Ltd.	43,700	1,657
Mitsui & Co. Ltd.	31,800	993
NIPPON EXPRESS HOLDINGS, Inc.	9,500	558
Nippon Yusen KK (d)	70,800	1,674

See notes to financial statements.

15

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
OKUMA Corp.	20,400	$906
Sanwa Holdings Corp.	191,000	2,092
		14,313
Information Technology (0.7%):
Advantest Corp.	7,600	593
Fujitsu Ltd.	19,200	2,559
Keyence Corp.	1,200	541
TDK Corp.	15,800	543
Ulvac, Inc.	30,500	1,211
		5,447
Materials (0.2%):
Nippon Steel Corp.	20,700	442
Shin-Etsu Chemical Co. Ltd.	19,500	556
Tosoh Corp.	37,100	496
		1,494
Real Estate (0.1%):
Daiwa House Industry Co. Ltd.	19,500	497
Utilities (0.1%):
Tokyo Gas Co. Ltd.	40,800	836
		48,718
Luxembourg (0.1%):
Energy (0.1%):
Tenaris SA	34,894	499
Malaysia (0.1%):
Consumer Discretionary (0.1%):
Bermaz Auto Bhd	688,800	357
Financials (0.0%): (b)
Hong Leong Financial Group Bhd	85,000	346
		703
Mexico (0.2%):
Consumer Discretionary (0.1%):
Alsea SAB de CV (a)	129,130	346
Financials (0.0%): (b)
Regional SAB de CV (a)	44,999	330
Industrials (0.1%):
Grupo Aeroportuario del Centro Norte SAB de CV	33,874	372
Real Estate (0.0%): (b)
Prologis Property Mexico SA de CV (d)	80,254	277
		1,325
Netherlands (1.6%):
Communication Services (0.4%):
Koninklijke KPN NV	844,924	3,081

See notes to financial statements.

16

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (0.2%):
Stellantis NV	85,221	$1,413
Consumer Staples (0.2%):
Heineken NV (d)	4,809	552
Koninklijke Ahold Delhaize NV	33,159	1,140
		1,692
Financials (0.5%):
ING Groep NV (d)	255,753	3,172
NN Group NV	11,823	441
		3,613
Information Technology (0.3%):
ASM International NV	7,422	2,694
Real Estate (0.0%): (b)
NEPI Rockcastle NV	1	—	(e)
		12,493
New Zealand (0.1%):
Health Care (0.1%):
Fisher & Paykel Healthcare Corp. Ltd.	64,001	1,097
Norway (0.3%):
Consumer Staples (0.0%): (b)
Mowi ASA	25,520	487
Energy (0.1%):
Aker BP ASA	16,948	405
Equinor ASA	13,212	381
		786
Financials (0.1%):
SpareBank 1 SMN	74,529	964
Materials (0.1%):
Yara International ASA	12,078	487
		2,724
Russian Federation (0.0%): (b)
Consumer Discretionary (0.0%):
Detsky Mir PJSC (a) (c) (f) (g)	214,920	3
Financials (0.0%):
Bank St Petersburg PJSC (a) (f) (g)	372,110	3
Industrials (0.0%):
Globaltrans Investment PLC Registered Shares, GDR (a) (f)	54,896	2
		8
Saudi Arabia (0.1%):
Energy (0.1%):
Aldrees Petroleum and Transport Services Co. (a)	19,748	531

See notes to financial statements.

17

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Singapore (0.3%):
Consumer Staples (0.1%):
Wilmar International Ltd.	269,200	$796
Financials (0.1%):
DBS Group Holdings Ltd.	28,600	707
Utilities (0.1%):
Sembcorp Industries Ltd.	212,600	684
		2,187
South Africa (0.0%): (b)
Industrials (0.0%):
The Bidvest Group Ltd.	27,083	371
South Korea (0.6%):
Communication Services (0.1%):
JYP Entertainment Corp.	5,520	373
Consumer Discretionary (0.0%): (b)
Handsome Co. Ltd.	17,216	322
Consumer Staples (0.0%): (b)
BGF retail Co. Ltd.	2,019	282
Financials (0.1%):
DB Insurance Co. Ltd.	4,495	283
JB Financial Group Co. Ltd.	37,633	235
KIWOOM Securities Co. Ltd.	4,266	300
		818
Health Care (0.1%):
Hugel, Inc. (a)	3,487	297
InBody Co. Ltd.	12,563	261
		558
Industrials (0.1%):
CJ Corp.	4,407	302
Hanwha Aerospace Co. Ltd.	5,402	416
		718
Information Technology (0.1%):
Hana Materials, Inc.	11,168	358
Innox Advanced Materials Co. Ltd.	14,544	482
Samwha Capacitor Co. Ltd.	9,233	287
		1,127
Materials (0.1%):
Poongsan Corp.	11,810	375
		4,573
Spain (0.7%):
Energy (0.1%):
Repsol SA	33,796	496

See notes to financial statements.

18

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.5%):
Banco Bilbao Vizcaya Argentaria SA	417,769	$3,058
Banco Santander SA (d)	205,648	723
Bankinter SA	67,673	400
		4,181
Utilities (0.1%):
Corp. ACCIONA Energias Renovables SA (a)	15,840	569
Iberdrola SA	55,383	717
		1,286
		5,963
Sweden (1.0%):
Consumer Discretionary (0.1%):
Evolution AB (c)	6,523	872
Industrials (0.8%):
Atlas Copco AB Class B	316,801	4,064
Nibe Industrier AB Class B	159,736	1,789
Volvo AB Class B	28,473	585
		6,438
Materials (0.1%):
Boliden AB (d)	21,311	762
		8,072
Switzerland (3.8%):
Consumer Discretionary (0.2%):
Cie Financiere Richemont SA Registered Shares	8,943	1,479
Consumer Staples (1.1%):
Coca-Cola HBC AG	78,344	2,391
Nestle SA Registered Shares	47,720	6,123
		8,514
Financials (0.7%):
Julius Baer Group Ltd.	10,875	779
Partners Group Holding AG	1,275	1,238
Swiss Life Holding AG (a)	1,214	801
UBS Group AG	159,549	3,248
		6,066
Health Care (1.4%):
Novartis AG Registered Shares	62,908	6,436
Roche Holding AG	15,815	4,953
		11,389
Industrials (0.1%):
ABB Ltd. Registered Shares	14,554	525
Information Technology (0.1%):
STMicroelectronics NV	22,581	966

See notes to financial statements.

19

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.2%):
Glencore PLC	81,879	$483
Holcim AG	13,159	870
		1,353
		30,292
Taiwan (0.8%):
Consumer Discretionary (0.1%):
Poya International Co. Ltd.	16,000	300
Tong Yang Industry Co. Ltd.	204,000	317
		617
Health Care (0.1%):
Lotus Pharmaceutical Co. Ltd.	32,000	271
Pegavision Corp.	19,000	269
TTY Biopharm Co. Ltd.	99,000	248
Universal Vision Biotechnology Co. Ltd. (a)	23,350	306
		1,094
Industrials (0.1%):
Chicony Power Technology Co. Ltd.	179,000	499
Symtek Automation Asia Co. Ltd.	87,000	318
Turvo International Co. Ltd.	95,000	358
		1,175
Information Technology (0.4%):
Chipbond Technology Corp.	136,000	292
Gold Circuit Electronics Ltd.	171,400	552
King Yuan Electronics Co. Ltd.	338,000	519
Sigurd Microelectronics Corp.	206,000	350
Tripod Technology Corp.	101,000	379
Wiwynn Corp.	11,000	419
Zhen Ding Technology Holding Ltd.	101,000	368
		2,879
Materials (0.1%):
Taiwan Hon Chuan Enterprise Co. Ltd.	132,000	430
Tung Ho Steel Enterprise Corp.	141,000	265
		695
		6,460
Thailand (0.2%):
Consumer Discretionary (0.1%):
AAPICO Hitech PCL	363,400	342
Somboon Advance Technology PCL	461,200	267
		609
Health Care (0.0%): (b)
Mega Lifesciences PCL	173,300	208
Industrials (0.0%): (b)
STARK Corp. PCL-NVDR (a) (f)	2,235,300	125

See notes to financial statements.

20

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.0%): (b)
TOA Paint Thailand PCL	282,700	$243
Real Estate (0.1%):
AP Thailand PCL	893,900	330
		1,515
United Kingdom (5.1%):
Communication Services (0.1%):
Informa PLC	63,511	577
WPP PLC	32,312	377
		954
Consumer Discretionary (0.5%):
Greggs PLC	37,677	1,338
JD Sports Fashion PLC	486,505	987
Next PLC	18,120	1,537
		3,862
Consumer Staples (0.9%):
Associated British Foods PLC	19,257	474
Diageo PLC	67,428	3,075
Imperial Brands PLC	102,261	2,531
Reckitt Benckiser Group PLC	6,560	530
Tesco PLC	231,139	817
		7,427
Energy (1.2%):
BP PLC	696,716	4,673
Harbour Energy PLC	87,814	273
Shell PLC	162,224	4,984
		9,930
Financials (0.9%):
3i Group PLC	56,503	1,257
Barclays PLC	656,294	1,322
HSBC Holdings PLC	376,821	2,715
Legal & General Group PLC	393,516	1,161
Standard Chartered PLC	118,729	940
		7,395
Health Care (0.3%):
AstraZeneca PLC	14,911	2,194
Industrials (0.4%):
Ashtead Group PLC	46,093	2,657
BAE Systems PLC	44,186	563
		3,220
Information Technology (0.1%):
The Sage Group PLC	46,340	478

See notes to financial statements.

21

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.6%):
Croda International PLC	11,941	$1,049
Pan African Resources PLC	1,432,067	322
Rio Tinto PLC	56,681	3,603
		4,974
Real Estate (0.1%):
Safestore Holdings PLC	38,876	485
Utilities (0.0%): (b)
Drax Group PLC	52,272	414
		41,333
United States (60.5%):
Communication Services (4.9%):
Alphabet, Inc. Class C (a)	73,963	8,004
AT&T, Inc.	320,925	5,671
Comcast Corp. Class A	83,211	3,442
Meta Platforms, Inc. Class A (a)	48,439	11,641
Netflix, Inc. (a)	8,019	2,646
Sirius XM Holdings, Inc. (d)	470,557	1,788
T-Mobile U.S., Inc. (a)	20,026	2,882
Verizon Communications, Inc.	80,661	3,132
		39,206
Consumer Discretionary (4.8%):
AutoZone, Inc. (a)	1,944	5,177
Best Buy Co., Inc.	24,997	1,863
Ford Motor Co.	195,359	2,321
General Motors Co.	63,747	2,106
Genuine Parts Co.	14,359	2,417
Las Vegas Sands Corp. (a)	46,583	2,974
Lennar Corp. Class A	26,244	2,961
Lowe's Cos., Inc.	12,371	2,571
McDonald's Corp.	12,891	3,813
O'Reilly Automotive, Inc. (a)	5,864	5,379
Samsonite International SA (a) (c)	84,600	268
Starbucks Corp.	28,131	3,215
The Home Depot, Inc.	10,865	3,265
		38,330
Consumer Staples (3.8%):
Altria Group, Inc.	112,525	5,346
Colgate-Palmolive Co.	32,645	2,605
General Mills, Inc.	35,678	3,162
Kimberly-Clark Corp.	18,611	2,697
PepsiCo, Inc.	20,568	3,926
Philip Morris International, Inc.	28,224	2,822
Target Corp.	13,211	2,084
The Kroger Co.	59,998	2,918

See notes to financial statements.

22

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tyson Foods, Inc. Class A	41,583	$2,598
Walgreens Boots Alliance, Inc.	70,821	2,496
		30,654
Energy (3.4%):
Chevron Corp.	23,750	4,004
ConocoPhillips	30,063	3,093
Devon Energy Corp.	43,661	2,333
EOG Resources, Inc.	20,972	2,505
Exxon Mobil Corp.	41,479	4,909
Marathon Oil Corp.	99,901	2,414
Marathon Petroleum Corp.	23,282	2,840
Schlumberger NV	53,991	2,664
Valero Energy Corp.	21,467	2,462
		27,224
Financials (9.0%):
Annaly Capital Management, Inc.	4,825	96
Aon PLC Class A	7,849	2,552
Apollo Global Management, Inc.	35,863	2,273
Arch Capital Group Ltd. (a)	38,436	2,885
Bank of America Corp.	93,315	2,732
Berkshire Hathaway, Inc. Class B (a)	13,930	4,577
Capital One Financial Corp.	23,934	2,329
Citigroup, Inc.	56,712	2,669
FactSet Research Systems, Inc.	5,112	2,105
JPMorgan Chase & Co.	88,036	12,170
LPL Financial Holdings, Inc.	10,293	2,150
Marsh & McLennan Cos., Inc.	15,170	2,734
Mastercard, Inc. Class A	12,593	4,786
MetLife, Inc.	38,158	2,340
Morgan Stanley	61,494	5,533
MSCI, Inc.	4,258	2,054
Prudential Financial, Inc.	11,576	1,007
Raymond James Financial, Inc.	23,137	2,095
Regions Financial Corp.	93,516	1,708
T. Rowe Price Group, Inc.	18,778	2,109
The Goldman Sachs Group, Inc.	8,342	2,865
The Progressive Corp.	38,383	5,236
Visa, Inc. Class A	15,702	3,654
		72,659
Health Care (9.5%):
AbbVie, Inc.	24,654	3,726
AmerisourceBergen Corp.	14,862	2,480
Amgen, Inc.	37,090	8,892
Biogen, Inc. (a)	9,167	2,789
Bristol-Myers Squibb Co.	45,210	3,019
Centene Corp. (a)	36,799	2,536
CVS Health Corp.	32,485	2,381
Elevance Health, Inc.	6,114	2,865

See notes to financial statements.

23

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Eli Lilly & Co.	21,661	$8,575
Gilead Sciences, Inc.	70,714	5,813
Humana, Inc.	5,471	2,902
IDEXX Laboratories, Inc. (a)	4,671	2,299
McKesson Corp.	7,432	2,707
Merck & Co., Inc.	34,265	3,956
Mettler-Toledo International, Inc. (a)	1,509	2,251
Pfizer, Inc.	79,789	3,103
The Cigna Group	19,198	4,863
Thermo Fisher Scientific, Inc.	5,395	2,994
UnitedHealth Group, Inc.	12,495	6,149
Waters Corp. (a)	6,774	2,035
		76,335
Industrials (6.0%):
3M Co.	24,368	2,588
Automatic Data Processing, Inc.	12,645	2,782
Caterpillar, Inc.	12,381	2,709
Cintas Corp.	11,153	5,083
Cummins, Inc.	10,328	2,427
Deere & Co.	7,046	2,664
Fastenal Co.	42,552	2,291
FedEx Corp.	12,733	2,900
General Dynamics Corp.	11,756	2,567
Illinois Tool Works, Inc.	10,345	2,503
Lockheed Martin Corp.	12,128	5,633
Otis Worldwide Corp.	27,307	2,329
PACCAR, Inc.	53,575	4,002
United Parcel Service, Inc. Class B	16,582	2,982
W.W. Grainger, Inc.	7,232	5,030
		48,490
Information Technology (12.7%):
Adobe, Inc. (a)	8,093	3,055
Apple, Inc.	108,468	18,405
Broadcom, Inc.	6,001	3,760
Cadence Design Systems, Inc. (a)	13,945	2,921
Cisco Systems, Inc.	129,285	6,109
Cognizant Technology Solutions Corp. Class A	40,341	2,409
Enphase Energy, Inc. (a)	12,767	2,096
Fair Isaac Corp. (a)	3,246	2,363
Fortinet, Inc. (a)	38,527	2,429
HP, Inc.	162,054	4,815
Intel Corp.	100,610	3,125
International Business Machines Corp.	44,845	5,669
KLA Corp.	6,211	2,401
Micron Technology, Inc.	47,965	3,087
Microsoft Corp.	52,855	16,240
Motorola Solutions, Inc.	9,981	2,908
ON Semiconductor Corp. (a)	33,531	2,413
Oracle Corp.	71,364	6,759
See notes to financial statements.

24

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Parade Technologies Ltd.	9,000	$276
QUALCOMM, Inc.	24,687	2,883
Texas Instruments, Inc.	34,845	5,826
VeriSign, Inc. (a)	11,010	2,442
		102,391
Materials (2.7%):
Albemarle Corp.	9,904	1,837
CF Industries Holdings, Inc.	27,123	1,941
Corteva, Inc.	43,239	2,643
Linde PLC	9,157	3,383
LyondellBasell Industries NV Class A	26,931	2,548
Nucor Corp.	30,492	4,518
Steel Dynamics, Inc.	20,832	2,166
The Sherwin-Williams Co.	10,671	2,535
		21,571
Real Estate (1.6%):
Alexandria Real Estate Equities, Inc.	1,930	240
American Homes 4 Rent Class A	4,295	143
American Tower Corp.	6,092	1,245
AvalonBay Communities, Inc.	1,861	336
Boston Properties, Inc.	1,975	105
Camden Property Trust	1,344	148
CBRE Group, Inc. Class A (a)	4,471	343
Crown Castle, Inc.	5,797	714
Digital Realty Trust, Inc.	3,771	374
Equinix, Inc.	1,196	866
Equity LifeStyle Properties, Inc.	2,333	161
Equity Residential	4,745	300
Essex Property Trust, Inc.	867	190
Extra Space Storage, Inc.	1,782	271
Gaming and Leisure Properties, Inc.	3,642	189
Healthpeak Properties, Inc.	7,186	158
Host Hotels & Resorts, Inc.	9,459	153
Invitation Homes, Inc.	7,714	257
Iron Mountain, Inc.	3,875	214
Kimco Realty Corp.	8,470	163
Medical Properties Trust, Inc. (d)	7,895	69
Mid-America Apartment Communities, Inc.	1,549	238
Prologis, Inc.	12,361	1,548
Public Storage	2,105	621
Realty Income Corp.	7,353	462
Regency Centers Corp.	2,034	125
SBA Communications Corp.	1,470	384
Simon Property Group, Inc.	4,380	496
Sun Communities, Inc.	1,548	215
UDR, Inc.	3,947	163
Ventas, Inc.	5,242	252
VICI Properties, Inc.	13,289	451
Vornado Realty Trust	2,165	32

See notes to financial statements.

25

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Welltower, Inc.	5,647	$447
Weyerhaeuser Co.	10,027	300
WP Carey, Inc.	2,465	183
Zillow Group, Inc. Class C (a)	3,049	133
		12,689
Utilities (2.1%):
Consolidated Edison, Inc.	28,379	2,794
DTE Energy Co.	19,574	2,200
Exelon Corp.	62,297	2,644
PG&E Corp. (a)	166,302	2,845
Sempra Energy	17,651	2,745
The AES Corp.	88,490	2,094
UGI Corp.	56,139	1,902
		17,224
		486,773
Total Common Stocks (Cost $666,656)		796,369
Exchange-Traded Funds (0.1%)
United States (0.1%):
iShares Core MSCI EAFE ETF	16,770	1,153
Total Exchange-Traded Funds (Cost $1,054)		1,153
Collateral for Securities Loaned (2.0%)^
United States (2.0%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (h)	3,959,720	3,959
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (h)	3,959,720	3,960
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (h)	3,959,720	3,960
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (h)	3,959,720	3,960
Total Collateral for Securities Loaned (Cost $15,839)		15,839
Total Investments (Cost $683,549) — 101.1%		813,361
Liabilities in excess of other assets — (1.1)%		(8,921)
NET ASSETS — 100.00%		$804,440

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of April 30, 2023, the fair value of these securities was $5,249 thousands and amounted to 0.7% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rounds to less than $1 thousand.

See notes to financial statements.

26

Victory Portfolios III Victory Capital Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of April 30, 2023. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(g)  The following table details the earliest acquisition date and cost of the Fund's Russian sanctioned restricted securities at April 30, 2023 (amounts in thousands):

Security Name	Acquisition Date	Cost
Bank St Petersburg PJSC	12/15/2021	$410
Detsky Mir PJSC	9/30/2020	348

(h)  Rate disclosed is the daily yield on April 30, 2023.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

NVDR — Non-Voting Depository Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

27

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Capital Growth Fund
Assets:
Investments, at value (Cost $683,549)	$813,361	(a)
Foreign currency, at value (Cost $467)	468
Cash	4,910
Receivables:
Interest and dividends	1,848
Capital shares issued	135
Investments sold	56
Reclaims	1,243
From Adviser	1
Prepaid expenses	7
Total Assets	822,029
Liabilities:
Payables:
Collateral received on loaned securities	15,839
Investments purchased	390
Capital shares redeemed	279
Accrued foreign capital gains taxes	245
Accrued expenses and other payables:
Investment advisory fees	521
Administration fees	99
Custodian fees	24
Transfer agent fees	85
Compliance fees	1
Trustees' fees	—	(b)
Other accrued expenses	106
Total Liabilities	17,589
Net Assets:
Capital	679,531
Total accumulated earnings/(loss)	124,909
Net Assets	$804,440
Net Assets
Fund Shares	$802,284
Institutional Shares	2,156
Total	$804,440
Shares (unlimited number of shares authorized with no par value):
Fund Shares	72,942
Institutional Shares	194
Total	73,136
Net asset value, offering and redemption price per share: (c)
Fund Shares	$11.00
Institutional Shares	11.10

(a)  Includes $16,091 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

28

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Capital Growth Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Dividends	$16,014	$24,081
Interest	50	2
Securities lending (net of fees)	260	113
Foreign tax withholding	(920)	(1,520)
Total Income	15,404	22,676
Expenses:
Investment advisory fees	4,620	6,427
Administration fees — Fund Shares	872	1,298
Administration fees — Institutional Shares	2	2
Sub-Administration fees	53	76
Custodian fees	106	177
Transfer agent fees — Fund Shares	772	1,085
Transfer agent fees — Institutional Shares	2	2
Trustees' fees	35	49
Compliance fees	6	6
Legal and audit fees	114	114
State registration and filing fees	40	47
Other expenses	125	140
Recoupment of prior expenses waived/reimbursed by Adviser	3	57
Total Expenses	6,750	9,480
Expenses waived/reimbursed by Adviser	(13)	(13)
Net Expenses	6,737	9,467
Net Investment Income (Loss)	8,667	13,209
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(2,104)	65,653
Foreign taxes on realized gains	(109)	(134)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	29,091	(137,905)
Net change in accrued foreign taxes on unrealized gains	(146)	340
Net realized/unrealized gains (losses) on investments	26,732	(72,046)
Change in net assets resulting from operations	$35,399	$(58,837)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

29

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Capital Growth Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$8,667	$13,209	$8,666
Net realized gains (losses)	(2,213)	65,519	90,229
Net change in unrealized appreciation/depreciation	28,945	(137,565)	136,449
Change in net assets resulting from operations	35,399	(58,837)	235,344
Distributions to Shareholders:
Fund Shares	(55,813)	(105,732)	(24,838)
Institutional Shares	(172)	(271)	(206)
Change in net assets resulting from distributions to shareholders	(55,985)	(106,003)	(25,044)
Change in net assets resulting from capital transactions	23,565	64,768	(75,428)
Change in net assets	2,979	(100,072)	134,872
Net Assets:
Beginning of period	801,461	901,533	766,661
End of period	$804,440	$801,461	$901,533
Capital Transactions:
Fund Shares
Proceeds from shares issued	$30,464	$53,698	$53,898
Distributions reinvested	55,328	105,030	24,634
Cost of shares redeemed	(62,173)	(94,848)	(142,355)
Total Fund Shares	$23,619	$63,880	$(63,823)
Institutional Shares
Proceeds from shares issued	$893	$1,776	$1,635
Distributions reinvested	164	264	32
Cost of shares redeemed	(1,111)	(1,152)	(13,272)
Total Institutional Shares	$(54)	$888	$(11,605)
Change in net assets resulting from capital transactions	$23,565	$64,768	$(75,428)
Share Transactions:
Fund Shares
Issued	2,822	4,272	4,393
Reinvested	5,160	8,241	2,105
Redeemed	(5,770)	(7,586)	(11,813)
Total Fund Shares	2,212	4,927	(5,315)
Institutional Shares
Issued	82	144	128
Reinvested	15	20	3
Redeemed	(101)	(94)	(1,087)
Total Institutional Shares	(4)	70	(956)
Change in Shares	2,208	4,997	(6,271)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

30

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Capital Growth Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021		Year Ended July 31, 2020		Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$11.30	$13.67	$10.62		$11.36		$12.63		$11.67
Investment Activities:
Net investment income (loss)	0.12 (b)	0.19 (b)	0.13	(b)	0.14	(b)	0.16		0.15
Net realized and unrealized gains (losses)	0.38	(0.95)	3.28		0.13		(0.48)		1.21
Total from Investment Activities	0.50	(0.76)	3.41		0.27		(0.32)		1.36
Distributions to Shareholders from:
Net investment income	(0.11)	(0.16)	(0.12)		(0.17)		(0.17)		(0.12)
Net realized gains	(0.69)	(1.45)	(0.24)		(0.84)		(0.78)		(0.28)
Total Distributions	(0.80)	(1.61)	(0.36)		(1.01)		(0.95)		(0.40)
Net Asset Value, End of Period	$11.00	$11.30	$13.67		$10.62		$11.36		$12.63
Total Return (c) (d)	4.63%	(6.74)%	32.74%		2.14%		(1.82)%		11.76%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	1.16%	1.09%	1.07%		1.12%		1.13%		1.15%
Net Investment Income (Loss) (e)	1.49%	1.52%	1.04%		1.35%		1.43%		1.25%
Gross Expenses (e) (f)	1.16%	1.09%	1.07%		1.13%		1.13%		1.15%
Supplemental Data:
Net Assets at end of period (000's)	$802,284	$799,210	$899,767		$755,102		$826,325		$902,670
Portfolio Turnover (c) (i)	41%	58%	67	%(j)	152	%(k)	54	%(l)	22	%(m)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  Reflects a return to normal trading levels after a prior year transition.

(k)  Reflects increased trading activity due to current year transition or asset allocation shift.

(l)  Reflects overall increase in purchases and sales of securities.

(m)  Reflects overall decrease in purchases and sales of securities.

(continues on next page)

See notes to financial statements.

31

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Capital Growth Fund
	Institutional Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021		Year Ended July 31, 2020		Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$11.39	$13.81	$10.66		$11.39		$12.66		$11.70
Investment Activities:
Net investment income (loss)	0.11 (b)	0.20 (b)	0.15	(b)	0.14	(b)	0.23	(b)	0.17
Net realized and unrealized gains (losses)	0.37	(0.95)	3.35		0.14		(0.55)		1.20
Total from Investment Activities	0.48	(0.75)	3.50		0.28		(0.32)		1.37
Distributions to Shareholders from:
Net investment income	(0.08)	(0.22)	(0.11)		(0.17)		(0.17)		(0.13)
Net realized gains	(0.69)	(1.45)	(0.24)		(0.84)		(0.78)		(0.28)
Total Distributions	(0.77)	(1.67)	(0.35)		(1.01)		(0.95)		(0.41)
Net Asset Value, End of Period	$11.10	$11.39	$13.81		$10.66		$11.39		$12.66
Total Return (c) (d)	4.50%	(6.68)%	33.45%		2.20%		(1.77)%		11.84%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	1.25%	1.06%	0.77%		1.01%		1.03%		1.10%
Net Investment Income (Loss) (e)	1.35%	1.58%	1.30%		1.31%		2.04%		1.38%
Gross Expenses (e) (f)	1.83%	1.66%	0.92%		1.01%		1.03%		1.21%
Supplemental Data:
Net Assets at end of period (000's)	$2,156	$2,251	$1,766		$11,559		$110,430		$7,961
Portfolio Turnover (c) (i)	41%	58%	67	%(j)	152	%(k)	54	%(l)	22	%(m)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  Reflects a return to normal trading levels after a prior year transition.

(k)  Reflects increased trading activity due to current year transition or asset allocation shift.

(l)  Reflects overall increase in purchases and sales of securities.

(m)  Reflects overall decrease in purchases and sales of securities.

See notes to financial statements.

32

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Capital Growth Fund (formerly USAA Capital Growth Fund) (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

33

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$520,093	$276,143	$133	$796,369
Exchange-Traded Funds	1,153	—	—	1,153
Collateral for Securities Loaned	15,839	—	—	15,839
Total	$537,085	$276,143	$133	$813,361

As of April 30, 2023, there were no significant transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of

34

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of April 30, 2023, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined

35

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$16,091	$1,123	$15,839

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations, if any, are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations, if any, are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

36

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$319,958	$345,369

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the largest funds within the Lipper Global Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class has overall negative returns during the performance period.

37

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

For the period August 1, 2022, to April 30, 2023, performance adjustments were $244 and $3 for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were 0.04% and 0.15% for Fund Shares and Institutional Shares, respectively. For the period August 1, 2021, to July 31, 2022, performance adjustments were $(81) and $(1) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were less than (0.01)% and (0.04)% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended April 30, 2023, and the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

38

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 1.12% and 1.10% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2024	Expires 2025	Expires 2026	Total
$9	$13	$10	$32

As of July 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2024	Expires 2025	Total
$9	$13	$22

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other

39

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

Certain Russian securities held by the Fund had declared dividends, however there is no assurance these dividends can be collected by the Fund. As a result, all such dividend receivables related to these Russian securities are valued at zero as of April 30, 2023.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended April 30, 2023, and the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the

40

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the nine months ended April 30, 2023, and the year ended July 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$10	$(10)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$7,543	$48,442	$55,985

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$47,916	$58,087	$106,003	$16,192	$8,852	$25,044

41

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$9,149	$(210)	$8,939	$(7,923)	$123,893	$124,909

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, passive foreign investment companies, derivatives, and REIT adjustments.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$7,923	$—	$7,923

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$689,468	$161,908	$(38,015)	$123,893

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Capital Growth Fund (Formerly USAA Capital Growth Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Capital Growth Fund (formerly USAA Capital Growth Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

43

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

44

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

45

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

46

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

47

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

48

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/ Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

49

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,099.80	$1,019.09	$5.99	$5.76	1.15%
Institutional Shares	1,000.00	1,100.00	1,018.84	6.25	6.01	1.20%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

50

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended April 30, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Long-Term Capital Gain Distributions
53%	100%	$48,442

51

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Capital Growth Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

52

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate, which includes advisory and administrative services and the effects of any performance adjustment, was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and were equal to the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the

53

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

54

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

55

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

36844-0723

April 30, 2023

Annual Report

Victory Aggressive Growth Fund

(Formerly USAA® Aggressive Growth Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Supplemental Information (Unaudited)	26
Trustee and Officer Information	26
Proxy Voting and Portfolio Holdings Information	32
Expense Examples	32
Additional Federal Income Tax Information	33
Advisory Contract Approval	34
Liquidity Risk Management Program	37
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Aggressive Growth Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period began with a rally that continued into mid-August, on hopes that the U.S. Federal Reserve (the "Fed") would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 basis points in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital-backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as deposits moved. Bonds continued to rally with expectations that the Fed rate hikes were nearly complete.

4

Victory Aggressive Growth Fund

Managers' Commentary (continued)

•  How did the Victory Aggressive Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund Shares and Institutional Shares had total returns (at net asset value) of 2.31% and 2.41%, respectively. This compares to returns of 1.59% for the Russell 1000® Growth Index (the "Index") and 2.34% for the Lipper Large-Cap Growth Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund outperformed the Index as stock selection contributed to performance while sector allocation detracted from performance versus the Index. Stock selection in consumer discretionary was a positive contributor while stock selection in health care was a negative contributor. An underweight to real estate helped performance while an overweight to consumer discretionary hurt performance.

Thank you for allowing us to assist you with your investment needs.

5

Victory Aggressive Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares
INCEPTION DATE	10/19/81	8/1/08
	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
One Year	1.85%	2.00%	2.34%	1.57%
Five Year	8.45%	8.48%	13.80%	11.27%
Ten Year	11.25%	11.34%	14.46%	12.96%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Aggressive Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory Aggressive Growth Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Equity Holdings*:

April 30, 2023

(% of Net Assets)

Microsoft Corp.	8.2%
Apple, Inc.	6.1%
Alphabet, Inc. Class C	5.2%
NVIDIA Corp.	5.2%
Visa, Inc. Class A	4.9%
Amazon.com, Inc.	4.3%
ServiceNow, Inc.	2.7%
UnitedHealth Group, Inc.	2.6%
Meta Platforms, Inc. Class A	2.4%
Vertex Pharmaceuticals, Inc.	2.4%

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Aggressive Growth Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.6%)
Communication Services (9.1%):
Alphabet, Inc. Class C (a)	773,003	$83,654
Meta Platforms, Inc. Class A (a)	160,971	38,685
Netflix, Inc. (a)	26,232	8,655
The Trade Desk, Inc. Class A (a)	223,626	14,388
		145,382
Communications Equipment (3.3%):
Arista Networks, Inc. (a)	187,455	30,023
Motorola Solutions, Inc.	78,439	22,857
		52,880
Consumer Discretionary (15.7%):
Airbnb, Inc. Class A (a)	95,422	11,419
Amazon.com, Inc. (a)	653,239	68,884
Booking Holdings, Inc. (a)	3,424	9,198
Chipotle Mexican Grill, Inc. (a)	2,558	5,289
Five Below, Inc. (a)	42,115	8,312
Lululemon Athletica, Inc. (a)	53,897	20,477
NIKE, Inc. Class B	178,672	22,641
O'Reilly Automotive, Inc. (a)	33,953	31,145
Tesla, Inc. (a)	167,619	27,542
Tractor Supply Co.	127,615	30,423
Ulta Beauty, Inc. (a)	18,778	10,355
Yum! Brands, Inc.	41,746	5,869
		251,554
Consumer Staples (2.9%):
Costco Wholesale Corp.	40,061	20,159
PepsiCo, Inc.	78,991	15,079
The Hershey Co.	38,986	10,646
		45,884
Electronic Equipment, Instruments & Components (0.6%):
CDW Corp.	54,785	9,291
Energy (0.8%):
Cheniere Energy, Inc.	31,132	4,763
Diamondback Energy, Inc.	52,540	7,471
		12,234
Financials (8.9%):
Blackstone, Inc.	108,780	9,717
LPL Financial Holdings, Inc.	16,733	3,495
MSCI, Inc.	54,588	26,336
PayPal Holdings, Inc. (a)	138,532	10,528
The Progressive Corp.	61,923	8,446
Toast, Inc. Class A (a)	364,547	6,635
Visa, Inc. Class A	337,205	78,478
		143,635

See notes to financial statements.

8

Victory Portfolios III Victory Aggressive Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (14.4%):
Agilent Technologies, Inc.	64,577	$8,746
Dexcom, Inc. (a)	296,335	35,957
Intuitive Surgical, Inc. (a)	75,620	22,778
Regeneron Pharmaceuticals, Inc. (a)	21,795	17,475
Tenet Healthcare Corp. (a)	130,823	9,592
Thermo Fisher Scientific, Inc.	46,410	25,753
UnitedHealth Group, Inc.	84,981	41,818
Veeva Systems, Inc. Class A (a)	82,980	14,860
Vertex Pharmaceuticals, Inc. (a)	112,210	38,233
Zoetis, Inc.	94,155	16,551
		231,763
Industrials (7.0%):
CoStar Group, Inc. (a)	417,662	32,139
Deere & Co.	15,538	5,874
HEICO Corp. Class A	109,545	14,704
IDEX Corp.	19,536	4,031
Old Dominion Freight Line, Inc.	46,348	14,849
Quanta Services, Inc.	58,119	9,859
Uber Technologies, Inc. (a)	628,445	19,513
Verisk Analytics, Inc.	62,303	12,094
		113,063
IT Services (0.5%):
Snowflake, Inc. Class A (a)	52,403	7,760
Materials (0.7%):
Graphic Packaging Holding Co.	442,155	10,903
Real Estate (0.5%):
SBA Communications Corp.	32,699	8,531
Semiconductors & Semiconductor Equipment (8.3%):
Advanced Micro Devices, Inc. (a)	130,459	11,659
Broadcom, Inc.	33,810	21,182
Lam Research Corp.	17,374	9,105
Monolithic Power Systems, Inc.	18,262	8,437
NVIDIA Corp.	297,724	82,615
		132,998
Software (18.8%):
Adobe, Inc. (a)	55,268	20,867
Cadence Design Systems, Inc. (a)	150,271	31,474
Intuit, Inc.	23,259	10,326
Microsoft Corp.	426,272	130,976
Palo Alto Networks, Inc. (a)	177,593	32,404
Salesforce, Inc. (a)	59,999	11,902
ServiceNow, Inc. (a)	94,695	43,505
Synopsys, Inc. (a)	31,262	11,608
Workday, Inc. Class A (a)	44,228	8,233
		301,295

See notes to financial statements.

9

Victory Portfolios III Victory Aggressive Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Technology Hardware, Storage & Peripherals (6.1%):
Apple, Inc.	575,092	$97,582
Total Common Stocks (Cost $998,014)		1,564,755
Total Investments (Cost $998,014) — 97.6%		1,564,755
Other assets in excess of liabilities — 2.4%		39,298
NET ASSETS — 100.00%		$1,604,053

(a)  Non-income producing security.

See notes to financial statements.

10

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Aggressive Growth Fund
Assets:
Investments, at value (Cost $998,014)	$1,564,755
Cash	42,428
Receivables:
Interest and dividends	149
Capital shares issued	493
From Adviser	3
Prepaid expenses	16
Total Assets	1,607,844
Liabilities:
Payables:
Investments purchased	1,681
Capital shares redeemed	1,167
Accrued expenses and other payables:
Investment advisory fees	517
Administration fees	196
Custodian fees	11
Transfer agent fees	121
Compliance fees	1
Trustees' fees	—	(a)
Other accrued expenses	97
Total Liabilities	3,791
Net Assets:
Capital	1,099,386
Total accumulated earnings/(loss)	504,667
Net Assets	$1,604,053
Net Assets
Fund Shares	$1,600,944
Institutional Shares	3,109
Total	$1,604,053
Shares (unlimited number of shares authorized with no par value):
Fund Shares	38,281
Institutional Shares	73
Total	38,354
Net asset value, offering and redemption price per share: (b)
Fund Shares	$41.82
Institutional Shares	42.69

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

11

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Aggressive Growth Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Dividends	$6,004	$6,770
Interest	333	36
Securities lending (net of fees)	1	11
Total Income	6,338	6,817
Expenses:
Investment advisory fees	4,495	7,562
Administration fees — Fund Shares	1,692	2,999
Administration fees — Institutional Shares	2	16
Sub-Administration fees	30	40
Custodian fees	48	88
Transfer agent fees — Fund Shares	1,111	1,556
Transfer agent fees — Institutional Shares	2	16
Trustees' fees	35	49
Compliance fees	11	15
Legal and audit fees	63	60
State registration and filing fees	44	67
Interfund lending fees	— (b)	— (b)
Other expenses	167	197
Total Expenses	7,700	12,665
Expenses waived/reimbursed by Adviser	(17)	(10)
Net Expenses	7,683	12,655
Net Investment Income (Loss)	(1,345)	(5,838)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(39,296)	77,353
Net change in unrealized appreciation/depreciation on investment securities	71,218	(606,328)
Net realized/unrealized gains (losses) on investments	31,922	(528,975)
Change in net assets resulting from operations	$30,577	$(534,813)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

12

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Aggressive Growth Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$(1,345)	$(5,838)	$(5,807)
Net realized gains (losses)	(39,296)	77,353	236,099
Net change in unrealized appreciation/ depreciation	71,218	(606,328)	369,249
Change in net assets resulting from operations	30,577	(534,813)	599,541
Distributions to Shareholders:
Fund Shares	(32,252)	(234,710)	(3,755)
Institutional Shares	(65)	(2,113)	(25)
Change in net assets resulting from distributions to shareholders	(32,317)	(236,823)	(3,780)
Change in net assets resulting from capital transactions	(45,991)	95,752	(141,662)
Change in net assets	(47,731)	(675,884)	454,099
Net Assets:
Beginning of period	1,651,784	2,327,668	1,873,569
End of period	$1,604,053	$1,651,784	$2,327,668
Capital Transactions:
Fund Shares
Proceeds from shares issued	$53,167	$126,323	$177,645
Distributions reinvested	31,794	231,580	3,705
Cost of shares redeemed	(130,412)	(252,897)	(326,682)
Total Fund Shares	$(45,451)	$105,006	$(145,332)
Institutional Shares
Proceeds from shares issued	$736	$2,762	$8,395
Distributions reinvested	58	2,069	24
Cost of shares redeemed	(1,334)	(14,085)	(4,749)
Total Institutional Shares	$(540)	$(9,254)	$3,670
Change in net assets resulting from capital transactions	$(45,991)	$95,752	$(141,662)
Share Transactions:
Fund Shares
Issued	1,374	2,442	3,315
Reinvested	846	4,259	70
Redeemed	(3,375)	(4,951)	(6,148)
Total Fund Shares	(1,155)	1,750	(2,763)
Institutional Shares
Issued	18	47	159
Reinvested	2	37	— (b)
Redeemed	(34)	(325)	(93)
Total Institutional Shares	(14)	(241)	66
Change in Shares	(1,169)	1,509	(2,697)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Rounds to less than 1 thousand shares.

See notes to financial statements.

13

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Aggressive Growth Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)		Year Ended July 31, 2022		Year Ended July 31, 2021		Year Ended July 31, 2020		Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$41.79		$61.22		$46.02		$43.91		$48.92	$43.96
Investment Activities:
Net investment income (loss)	(0.03	)(b)	(0.15	)(b)	(0.15	)(b)	(0.07	)(b)	0.13	0.19
Net realized and unrealized gains (losses)	0.90		(12.92)		15.45		9.82		1.72	8.79
Total from Investment Activities	0.87		(13.07)		15.30		9.75		1.85	8.98
Distributions to Shareholders from:
Net investment income	—		—		—		(0.04)		(0.08)	(0.19)
Net realized gains	(0.84)		(6.36)		(0.10)		(7.60)		(6.78)	(3.83)
Total Distributions	(0.84)		(6.36)		(0.10)		(7.64)		(6.86)	(4.02)
Net Asset Value, End of Period	$41.82		$41.79		$61.22		$46.02		$43.91	$48.92
Total Return (c) (d)	2.31%		(23.75)%		33.27%		26.30%		5.53%	21.57%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.68%		0.63%		0.63%		0.72%		0.72%	0.75	%(i)
Net Investment Income (Loss) (e)	(0.12)%		(0.29)%		(0.28)%		(0.17)%		0.30%	0.32%
Gross Expenses (e) (f)	0.68%		0.63%		0.63%		0.72%		0.72%	0.75	%(i)
Supplemental Data:
Net Assets at end of period (000's)	$1,600,944		$1,648,078		$2,307,263		$1,861,282		$1,624,319	$1,592,944
Portfolio Turnover (c) (j)	37%		65%		46%		64%		78%	57%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The share's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)
See notes to financial statements.

14

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Aggressive Growth Fund
	Institutional Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$42.60	$62.27	$46.82	$44.54	$49.55	$44.36
Investment Activities:
Net investment income (loss) (b)	0.01	(0.18)	(0.17)	(0.05)	0.14	0.14
Net realized and unrealized gains (losses)	0.92	(13.13)	15.72	9.98	1.75	8.93
Total from Investment Activities	0.93	(13.31)	15.55	9.93	1.89	9.07
Distributions to Shareholders from:
Net investment income	—	—	—	(0.05)	(0.12)	(0.05)
Net realized gains	(0.84)	(6.36)	(0.10)	(7.60)	(6.78)	(3.83)
Total Distributions	(0.84)	(6.36)	(0.10)	(7.65)	(6.90)	(3.88)
Net Asset Value, End of Period	$42.69	$42.60	$62.27	$46.82	$44.54	$49.55
Total Return (c) (d)	2.41%	(23.73)%	33.24%	26.33%	5.56%	21.54%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.53%	0.66%	0.66%	0.70%	0.70%	0.75	%(i)(j)
Net Investment Income (Loss) (e)	0.03%	(0.33)%	(0.32)%	(0.13)%	0.32%	0.30%
Gross Expenses (e) (f)	1.28%	0.72%	0.73%	0.81%	0.83%	0.94	%(i)
Supplemental Data:
Net Assets at end of period (000's)	$3,109	$3,706	$20,405	$12,287	$11,841	$11,379
Portfolio Turnover (c) (k)	37%	65%	46%	64%	78%	57%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The share's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(j)  Prior to December 1, 2017, USAA Asset Management Company (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of Institutional Shares to 0.70% of the Institutional Shares' average daily net assets.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

15

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Aggressive Growth Fund (formerly USAA Aggressive Growth Fund) (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

16

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,564,755	$—	$—	$1,564,755
Total	$1,564,755	$—	$—	$1,564,755

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis

17

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of April 30, 2023, the Fund did not have any securities on loan.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

18

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$554,029	$629,336

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $750 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of the Fund's average daily net assets over $1.5 billion. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the largest funds within the Lipper Large-Cap Growth Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class has overall negative returns during the performance period.

19

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

For the period August 1, 2022, to April 30, 2023, performance adjustments were $(563) and $(4) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were (0.05)% and (0.17)% for Fund Shares and Institutional Shares, respectively. For the period August 1, 2021, to July 31, 2022, performance adjustments were $(898) and $(7) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were (0.05)% and (0.04)% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended April 30, 2023, and the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

20

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.75% and 0.70% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2024	Expires 2025	Expires 2026	Total
$10	$10	$17	$37

As of July 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$13	$10	$10	$33

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related

21

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Large-Capitalization Stock Risk — The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended April 30, 2023, and the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund

22

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

For nine months ended April 30, 2023, the average borrowing or lending for the days outstanding and average interest rate for the Fund were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at April 30, 2023	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,183	4.58%	$1,756

*  Based on the number of days borrowings were outstanding for the nine months ended April 30, 2023.

For year ended July 31, 2022, the average borrowing or lending for the days outstanding and average interest rate for the Fund were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,682	0.57%	$1,682

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$2,886	$(2,886)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Net Long-Term Capital Gains	Total Distributions Paid
$32,317	$32,317

23

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Net Long-Term Capital Gains	Total Distributions Paid
$790	$236,033	$236,823	$3,780	$3,780

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Qualified Late-Year Losses*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$(870)	$(49,557)	$555,094	$504,667

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$44,048	$5,509	$49,557

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,009,661	$587,758	$(32,664)	$555,094

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Aggressive Growth Fund (Formerly USAA Aggressive Growth Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Aggressive Growth Fund (formerly USAA Aggressive Growth Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

25

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

26

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

27

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

28

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

29

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

30

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/ Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

31

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,131.40	$1,021.42	$3.59	$3.41	0.68%
Institutional Shares	1,000.00	1,132.20	1,022.22	2.75	2.61	0.52%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

32

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended April 30, 2023 (amounts in thousands):

Long-Term Capital Gain Distributions
$32,317

33

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Aggressive Growth Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

34

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the median of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for

35

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

36

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

37

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23417-0723

April 30, 2023

Annual Report

Victory Growth Fund

(Formerly USAA® Growth Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Supplemental Information (Unaudited)	27
Trustee and Officer Information	27
Proxy Voting and Portfolio Holdings Information	33
Expense Examples	33
Additional Federal Income Tax Information	34
Advisory Contract Approval	35
Liquidity Risk Management Program	39
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Growth Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period began with a rally that continued into mid-August, on hopes that the U.S. Federal Reserve (the "Fed") would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 basis points in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital — backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as deposits moved. Bonds continued to rally with expectations that the Fed rate hikes were nearly complete.

4

Victory Growth Fund

Managers' Commentary (continued)

•  How did the Victory Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund Shares and Institutional Shares had total returns (at net asset value) of 6.19% and 6.21%, respectively. This compares to returns of 1.59% for the Russell 1000® Growth Index (the "Index") and 2.34% for the Lipper Large-Cap Growth Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Loomis, Sayles & Company, L.P., is an external subadviser to the Fund, while RS Investments Growth is a VCM investment franchise that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchise.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund outperformed the Index as both stock selection and sector allocation contributed to performance versus the Index. Stock selection in communication services was a positive contributor while stock selection in financials was a negative contributor. An underweight to real estate helped performance while an underweight to information technology hurt performance.

Thank you for allowing us to assist you with your investment needs.

5

Victory Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares
INCEPTION DATE	4/5/71	8/1/08
	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
One Year	5.89%	5.94%	2.34%	1.57%
Five Year	9.85%	9.88%	13.80%	11.27%
Ten Year	12.37%	12.42%	14.46%	12.96%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory Growth Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term growth of capital.

Top 10 Equity Holdings*:

April 30, 2023

(% of Net Assets)

Microsoft Corp.	8.5%
NVIDIA Corp.	6.1%
Apple, Inc.	5.6%
Meta Platforms, Inc. Class A	5.3%
Visa, Inc. Class A	5.3%
Amazon.com, Inc.	4.2%
Alphabet, Inc. Class C	3.9%
Vertex Pharmaceuticals, Inc.	3.6%
The Boeing Co.	3.0%
Tesla, Inc.	3.0%

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Growth Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.1%)
Communication Services (14.8%):
Alphabet, Inc. Class A (a)	320,380	$34,389
Alphabet, Inc. Class C (a)	725,112	78,472
Meta Platforms, Inc. Class A (a)	451,730	108,560
Netflix, Inc. (a)	150,070	49,513
The Walt Disney Co. (a)	293,677	30,102
		301,036
Consumer Discretionary (12.9%):
Alibaba Group Holding Ltd., ADR (a)	141,184	11,957
Amazon.com, Inc. (a)	815,161	85,959
Booking Holdings, Inc. (a)	3,796	10,197
Chipotle Mexican Grill, Inc. (a)	2,841	5,874
Five Below, Inc. (a)	47,002	9,276
Starbucks Corp.	240,525	27,490
Tesla, Inc. (a)	370,309	60,845
Tractor Supply Co.	38,007	9,061
Ulta Beauty, Inc. (a)	19,801	10,919
Yum China Holdings, Inc.	136,136	8,329
Yum! Brands, Inc.	163,867	23,036
		262,943
Consumer Staples (4.4%):
Costco Wholesale Corp.	44,556	22,421
Monster Beverage Corp. (a)	709,211	39,716
PepsiCo, Inc.	87,861	16,772
The Hershey Co.	43,576	11,899
		90,808
Energy (0.6%):
Cheniere Energy, Inc.	32,655	4,996
Diamondback Energy, Inc.	55,312	7,866
		12,862
Financials (9.7%):
Block, Inc. (a)	198,010	12,037
FactSet Research Systems, Inc.	44,771	18,432
LPL Financial Holdings, Inc.	18,715	3,908
MSCI, Inc.	19,997	9,648
PayPal Holdings, Inc. (a)	177,924	13,522
SEI Investments Co.	254,932	15,018
The Progressive Corp.	69,324	9,456
Toast, Inc. Class A (a)	404,293	7,358
Visa, Inc. Class A	464,402	108,080
		197,459
Health Care (13.5%):
Agilent Technologies, Inc.	72,076	9,761
Dexcom, Inc. (a)	123,351	14,967
Illumina, Inc. (a)	88,798	18,253

See notes to financial statements.

8

Victory Portfolios III Victory Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Intuitive Surgical, Inc. (a)	85,711	$25,818
Novartis AG, ADR	170,668	17,506
Novo Nordisk A/S, ADR	125,847	21,028
Regeneron Pharmaceuticals, Inc. (a)	57,799	46,343
Roche Holdings Ltd., ADR	387,477	15,197
Tenet Healthcare Corp. (a)	116,343	8,530
UnitedHealth Group, Inc.	47,684	23,465
Vertex Pharmaceuticals, Inc. (a)	215,412	73,397
		274,265
Industrials (8.1%):
CoStar Group, Inc. (a)	113,500	8,734
Deere & Co.	38,334	14,491
Expeditors International of Washington, Inc.	168,525	19,185
HEICO Corp. Class A	122,053	16,383
IDEX Corp.	21,827	4,503
Old Dominion Freight Line, Inc.	51,428	16,477
Quanta Services, Inc.	64,934	11,015
The Boeing Co. (a)	294,872	60,974
Verisk Analytics, Inc.	69,538	13,498
		165,260
IT Services (1.2%):
Shopify, Inc. Class A (a)	359,061	17,396
Snowflake, Inc. Class A (a)	55,179	8,171
		25,567
Materials (0.6%):
Graphic Packaging Holding Co.	460,891	11,366
Real Estate (0.5%):
SBA Communications Corp.	36,434	9,505
Semiconductors & Semiconductor Equipment (8.6%):
Advanced Micro Devices, Inc. (a)	143,740	12,846
Lam Research Corp.	19,379	10,156
Monolithic Power Systems, Inc.	20,167	9,317
NVIDIA Corp.	444,505	123,346
QUALCOMM, Inc.	163,348	19,079
		174,744
Software (18.6%):
Autodesk, Inc. (a)	171,567	33,419
Intuit, Inc.	24,318	10,796
Microsoft Corp.	562,994	172,985
Oracle Corp.	515,580	48,836
Palo Alto Networks, Inc. (a)	58,434	10,662
Salesforce, Inc. (a)	239,312	47,472
ServiceNow, Inc. (a)	47,755	21,940
Synopsys, Inc. (a)	32,801	12,180
Workday, Inc. Class A (a)	108,956	20,281
		378,571

See notes to financial statements.

9

Victory Portfolios III Victory Growth Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Technology Hardware, Storage & Peripherals (5.6%):
Apple, Inc.	673,237	$114,235
Total Common Stocks (Cost $1,069,745)		2,018,621
Total Investments (Cost $1,069,745) — 99.1%		2,018,621
Other assets in excess of liabilities — 0.9%		18,838
NET ASSETS — 100.00%		$2,037,459

(a)  Non-income producing security.

ADR — American Depositary Receipt

See notes to financial statements.

10

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Growth Fund
Assets:
Investments, at value (Cost $1,069,745)	$2,018,621
Cash	19,720
Receivables:
Interest and dividends	53
Capital shares issued	667
Investments sold	3,002
Reclaims	261
From Adviser	11
Prepaid expenses	16
Total Assets	2,042,351
Liabilities:
Payables:
Investments purchased	1,885
Capital shares redeemed	1,419
Accrued expenses and other payables:
Investment advisory fees	1,077
Administration fees	230
Custodian fees	15
Transfer agent fees	135
Compliance fees	2
Trustees' fees	—	(a)
Other accrued expenses	129
Total Liabilities	4,892
Net Assets:
Capital	1,086,962
Total accumulated earnings/(loss)	950,497
Net Assets	$2,037,459
Net Assets
Fund Shares	$1,594,565
Institutional Shares	442,894
Total	$2,037,459
Shares (unlimited number of shares authorized with no par value):
Fund Shares	57,870
Institutional Shares	16,111
Total	73,981
Net asset value, offering and redemption price per share: (b)
Fund Shares	$27.55
Institutional Shares	27.49

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

11

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Growth Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Dividends	$8,233	$13,511
Interest	208	29
Securities lending (net of fees)	9	10
Foreign tax withholding	(10)	—
Total Income	8,440	13,550
Expenses:
Investment advisory fees	9,313	19,518
Administration fees — Fund Shares	1,664	2,907
Administration fees — Institutional Shares	431	1,292
Sub-Administration fees	54	63
Custodian fees	82	172
Transfer agent fees — Fund Shares	891	1,265
Transfer agent fees — Institutional Shares	431	1,292
Trustees' fees	35	50
Compliance fees	16	24
Legal and audit fees	65	73
State registration and filing fees	55	58
Interfund lending fees	6	1
Line of credit fees	—	2
Other expenses	231	305
Total Expenses	13,274	27,022
Expenses waived/reimbursed by Adviser	(56)	—
Net Expenses	13,218	27,022
Net Investment Income (Loss)	(4,778)	(13,472)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	96,014	148,621
Net change in unrealized appreciation/depreciation on investment securities	(319)	(932,308)
Net realized/unrealized gains (losses) on investments	95,695	(783,687)
Change in net assets resulting from operations	$90,917	$(797,159)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

12

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Growth Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$(4,778)	$(13,472)	$(12,184)
Net realized gains (losses)	96,014	148,621	369,266
Net change in unrealized appreciation/ depreciation	(319)	(932,308)	569,910
Change in net assets resulting from operations	90,917	(797,159)	926,992
Distributions to Shareholders:
Fund Shares	(90,169)	(207,204)	(85,081)
Institutional Shares	(31,795)	(139,551)	(52,266)
Change in net assets resulting from distributions to shareholders	(121,964)	(346,755)	(137,347)
Change in net assets resulting from capital transactions	(737,723)	387,328	(243,688)
Change in net assets	(768,770)	(756,586)	545,957
Net Assets:
Beginning of period	2,806,229	3,562,815	3,016,858
End of period	$2,037,459	$2,806,229	$3,562,815
Capital Transactions:
Fund Shares
Proceeds from shares issued	$44,091	$91,044	$122,264
Distributions reinvested	88,787	204,327	83,901
Cost of shares redeemed	(141,936)	(234,982)	(313,290)
Total Fund Shares	$(9,058)	$60,389	$(107,125)
Institutional Shares
Proceeds from shares issued	$39,731	$509,954	$68,924
Distributions reinvested	31,707	139,296	52,208
Cost of shares redeemed	(800,103)	(322,311)	(257,695)
Total Institutional Shares	$(728,665)	$326,939	$(136,563)
Change in net assets resulting from capital transactions	$(737,723)	$387,328	$(243,688)
Share Transactions:
Fund Shares
Issued	1,718	2,757	3,519
Reinvested	3,642	5,764	2,483
Redeemed	(5,561)	(7,091)	(9,059)
Total Fund Shares	(201)	1,430	(3,057)
Institutional Shares
Issued	1,666	14,873	1,950
Reinvested	1,304	3,940	1,549
Redeemed	(30,353)	(9,492)	(7,520)
Total Institutional Shares	(27,383)	9,321	(4,021)
Change in Shares	(27,584)	10,751	(7,078)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

13

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Growth Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)		Year Ended July 31, 2022		Year Ended July 31, 2021		Year Ended July 31, 2020		Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$27.66		$39.27		$30.85		$31.54		$32.15		$28.65
Investment Activities:
Net investment income (loss)	(0.06	)(b)	(0.14	)(b)	(0.13	)(b)	(0.05	)(b)	0.12		0.07
Net realized and unrealized gains (losses)	1.55		(7.72)		10.03		6.18		2.80		4.18
Total from Investment Activities	1.49		(7.86)		9.90		6.13		2.92		4.25
Distributions to Shareholders from:
Net investment income	—		—		—		(0.08)		(0.09)		(0.05)
Net realized gains	(1.60)		(3.75)		(1.48)		(6.74)		(3.44)		(0.70)
Total Distributions	(1.60)		(3.75)		(1.48)		(6.82)		(3.53)		(0.75)
Net Asset Value, End of Period	$27.55		$27.66		$39.27		$30.85		$31.54		$32.15
Total Return (c) (d)	6.19%		(22.11)%		32.87%		23.71%		10.90%		14.99%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.88%		0.84%		0.84%		0.91%		0.90	%(i)	0.97	%(i)
Net Investment Income (Loss) (e)	(0.33)%		(0.43)%		(0.38)%		(0.16)%		0.41%		0.33%
Gross Expenses (e) (f)	0.88%		0.84%		0.84%		0.91%		0.90	%(i)	0.97	%(i)
Supplemental Data:
Net Assets at end of period (000's)	$1,594,565		$1,606,239		$2,224,130		$1,841,547		$1,676,470		$1,581,693
Portfolio Turnover (c) (j)	33%		62%		40%		59%		70	%(k)	19%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Reflects total annual operating expenses before reduction of any expenses paid indirectly. The share's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  Reflects increased trading activity due to current year transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

14

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Growth Fund
	Institutional Shares
	Nine Months Ended April 30, 2023(a)		Year Ended July 31, 2022		Year Ended July 31, 2021		Year Ended July 31, 2020		Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$27.59		$39.17		$30.77		$31.47		$32.08		$28.59
Investment Activities:
Net investment income (loss)	(0.05	)(b)	(0.13	)(b)	(0.13	)(b)	(0.04	)(b)	0.15		0.09
Net realized and unrealized gains (losses)	1.55		(7.70)		10.01		6.16		2.78		4.18
Total from Investment Activities	1.50		(7.83)		9.88		6.12		2.93		4.27
Distributions to Shareholders from:
Net investment income	—		—		—		(0.08)		(0.10)		(0.08)
Net realized gains	(1.60)		(3.75)		(1.48)		(6.74)		(3.44)		(0.70)
Total Distributions	(1.60)		(3.75)		(1.48)		(6.82)		(3.54)		(0.78)
Net Asset Value, End of Period	$27.49		$27.59		$39.17		$30.77		$31.47		$32.08
Total Return (c) (d)	6.21%		(22.09)%		32.89%		23.75%		10.94%		15.07%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.82%		0.83%		0.83%		0.87%		0.85	%(i)	0.92	%(i)
Net Investment Income (Loss) (e)	(0.25)%		(0.41)%		(0.36)%		(0.13)%		0.47%		0.39%
Gross Expenses (e) (f)	0.83%		0.83%		0.83%		0.87%		0.85	%(i)	0.92	%(i)
Supplemental Data:
Net Assets at end of period (000's)	$442,894		$1,199,990		$1,338,685		$1,175,311		$1,083,799		$1,324,054
Portfolio Turnover (c) (j)	33%		62%		40%		59%		70	%(k)	19%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Reflects total annual operating expenses before reduction of any expenses paid indirectly. The share's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

15

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Growth Fund (formerly USAA Growth Fund) (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

16

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,018,621	$—	$—	$2,018,621
Total	$2,018,621	$—	$—	$2,018,621

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis

17

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of April 30, 2023, the Fund did not have any securities on loan.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes

18

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$673,109	$1,534,250

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by a fund-of-funds within its principal investment strategies may represent a significant portion of an underlying fund's assets, and together with the investments of the other affiliated funds-of-funds, may represent a substantial portion or even all of an underlying fund's net assets. The affiliated funds-of-funds annual and semi-annual reports may be viewed at vcm.com. As of April 30, 2023, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated Victory Portfolios III Mutual Funds	Ownership %
Victory Cornerstone Conservative Fund	0.1
Victory Cornerstone Equity Fund	0.2
Victory Target Retirement Income Fund	0.4
Victory Target Retirement 2030 Fund	1.2
Victory Target Retirement 2040 Fund	2.0
Victory Target Retirement 2050 Fund	1.3
Victory Target Retirement 2060 Fund	0.2

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Large-Cap Growth Funds Index. The Lipper

19

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Large-Cap Growth Funds Index tracks the total return performance of the largest funds within the Lipper Large-Cap Growth Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2022, to April 30, 2023, performance adjustments were $(430) and $(268) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were (0.04)% and (0.06)% for Fund Shares and Institutional Shares, respectively. For the period August 1, 2021, to July 31, 2022, performance adjustments were $(907) and $(569) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were (0.05)% and (0.04)% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. ("Loomis Sayles") under which Loomis Sayles directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses

20

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.92% and 0.88% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

21

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2026	Total
$56	$56

As of July 31, 2022, there were no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds

22

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended April 30, 2023.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
$—	$18,600	1.21%	$18,600

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended April 30, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at April 30, 2023	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,116	4.19%	$8,405

*  Based on the number of days borrowings were outstanding for the nine months ended April 30, 2023.

23

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,842	0.95%	$6,361

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$5,201	$(5,201)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Net Long-Term Capital Gains	Total Distributions Paid
$121,964	$121,964

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$50,411	$296,344	$346,755	$30,568	$106,779	$137,347

24

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Long-Term Capital Gains	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$53,862	$(2,218)	$898,853	$950,497

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. These losses are deemed to arise on the first day of the Fund's next taxable year.

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and REIT adjustments.

As of April 30, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,119,768	$998,581	$(99,728)	$898,853

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Growth Fund (Formerly USAA Growth Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Growth Fund (formerly USAA Growth Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

26

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

27

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

28

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

29

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

30

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

31

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

32

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,170.20	$1,020.43	$4.74	$4.41	0.88%
Institutional Shares	1,000.00	1,170.70	1,020.73	4.41	4.11	0.82%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

33

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended April 30, 2023 (amounts in thousands):

Long-Term Capital Gain Distributions
$ 125,435

34

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Growth Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreement between the Adviser and Loomis, Sayles & Company, LP (the "Subadviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement and Subadvisory Agreement were approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Adviser and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser and Subadviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports

35

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadviser and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate, which includes advisory and administrative services and the effects of any performance adjustment was below the median of its expense group and was above the median of its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and were below the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Adviser. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods

36

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreement

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with

37

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Adviser's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended June 30, 2022, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Adviser's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding the Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices and the Adviser is appropriately monitoring the Fund's performamce; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

38

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

39

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23419-0723

April 30, 2023

Annual Report

Victory Growth & Income Fund

(Formerly USAA® Growth & Income Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)	30
Trustee and Officer Information	30
Proxy Voting and Portfolio Holdings Information	36
Expense Examples	36
Additional Federal Income Tax Information	37
Advisory Contract Approval	38
Liquidity Risk Management Program	41
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE
1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Growth & Income Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period began with a rally that continued into mid-August, on hopes that the U.S. Federal Reserve (the "Fed") would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 basis points in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital-backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as deposits moved. Bonds continued to rally with expectations that the Fed rate hikes were nearly complete.

4

Victory Growth & Income Fund

Managers' Commentary (continued)

•  How did the Victory Growth & Income Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund Shares, Institutional Shares, and Class A had total returns (at net asset value) of 1.84%, 2.57%, and 1.75%, respectively. This compares to returns of 1.40% for the Russell 3000® Index (the "Index") and 1.82% for the Lipper Multi-Cap Core Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund outperformed the Index as stock selection and sector allocation contributed to performance versus the Index. Stock selection in consumer discretionary was a positive contributor while stock selection in industrials was a negative contributor. An overweight to information technology helped performance while an underweight to health care hurt performance.

Thank you for allowing us to assist you with your investment needs.

5

Victory Growth & Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	6/1/93	8/7/15	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Russell 3000® Index[1]	Lipper Multi-Cap Core Funds Index[2]
One Year	1.48%	2.45%	1.39%	–4.44%	1.50%	1.43%
Five Year	7.46%	7.79%	7.28%	6.02%	10.60%	9.54%
Ten Year	9.96%	N/A	9.71%	9.07%	11.67%	10.55%
Since Inception	N/A	8.30%	N/A	N/A	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Growth & Income Fund — Growth of $10,000

1The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory Growth & Income Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital growth with a secondary investment objective of current income.

Top 10 Equity Holdings*:

April 30, 2023

(% of Net Assets)

Apple, Inc.	6.6%
Microsoft Corp.	6.6%
Alphabet, Inc. Class C	2.5%
Visa, Inc. Class A	2.4%
NVIDIA Corp.	2.4%
Vertex Pharmaceuticals, Inc.	2.2%
Amazon.com, Inc.	2.0%
UnitedHealth Group, Inc.	1.6%
JPMorgan Chase & Co.	1.6%
Comcast Corp. Class A	1.4%

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Growth & Income Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.0%)
Communication Services (7.5%):
Alphabet, Inc. Class C (a)	367,418	$39,762
AT&T, Inc.	269,783	4,767
Comcast Corp. Class A	553,780	22,910
Fox Corp. Class A	75,364	2,506
Meta Platforms, Inc. Class A (a)	81,567	19,602
Netflix, Inc. (a)	24,550	8,100
Omnicom Group, Inc.	103,357	9,361
Sirius XM Holdings, Inc. (b)	1,477,792	5,616
The Interpublic Group of Cos., Inc.	240,887	8,607
		121,231
Communications Equipment (1.1%):
Cisco Systems, Inc.	312,156	14,749
Motorola Solutions, Inc.	13,068	3,808
		18,557
Consumer Discretionary (9.6%):
Amazon.com, Inc. (a)	303,304	31,983
Best Buy Co., Inc.	116,420	8,676
Booking Holdings, Inc. (a)	3,175	8,529
Chipotle Mexican Grill, Inc. (a)	2,369	4,898
Five Below, Inc. (a)	39,553	7,806
Genuine Parts Co.	21,823	3,673
H&R Block, Inc.	92,263	3,129
Lennar Corp. Class A	31,413	3,544
Lowe's Cos., Inc.	43,980	9,140
McDonald's Corp.	22,183	6,561
PulteGroup, Inc.	57,892	3,887
Starbucks Corp.	26,594	3,039
Tesla, Inc. (a)	106,766	17,543
The Home Depot, Inc.	22,189	6,669
Toll Brothers, Inc.	34,407	2,199
Tractor Supply Co.	31,996	7,628
Ulta Beauty, Inc. (a)	17,375	9,581
Williams-Sonoma, Inc.	32,796	3,970
Yum! Brands, Inc.	95,668	13,449
		155,904
Consumer Staples (7.7%):
Altria Group, Inc.	305,946	14,536
Campbell Soup Co.	42,315	2,298
Colgate-Palmolive Co.	71,391	5,697
Conagra Brands, Inc.	66,562	2,527
Costco Wholesale Corp.	37,399	18,820
General Mills, Inc.	62,311	5,523
Kimberly-Clark Corp.	37,176	5,386
PepsiCo, Inc.	103,835	19,821
Philip Morris International, Inc.	123,785	12,375

See notes to financial statements.

8

Victory Portfolios III Victory Growth & Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Target Corp.	44,503	$7,020
The Coca-Cola Co.	55,340	3,550
The Hershey Co.	36,759	10,037
The Procter & Gamble Co.	84,802	13,261
Walmart, Inc.	24,363	3,678
		124,529
Energy (4.0%):
Cheniere Energy, Inc.	28,817	4,409
Chevron Corp.	19,682	3,318
ConocoPhillips	83,517	8,593
Devon Energy Corp.	122,260	6,532
Diamondback Energy, Inc.	48,463	6,891
EOG Resources, Inc.	62,480	7,465
Exxon Mobil Corp.	123,514	14,617
Marathon Petroleum Corp.	32,471	3,961
Pioneer Natural Resources Co.	21,577	4,694
Valero Energy Corp.	40,094	4,598
		65,078
Financials (12.3%):
Aflac, Inc.	80,256	5,606
American Express Co.	27,287	4,403
American Financial Group, Inc.	20,705	2,541
Ameriprise Financial, Inc.	29,165	8,899
Discover Financial Services	34,322	3,551
East West Bancorp, Inc.	23,661	1,223
Everest Re Group Ltd.	8,853	3,346
FactSet Research Systems, Inc.	5,000	2,058
Fidelity National Financial, Inc.	205,312	7,287
Jefferies Financial Group, Inc.	186,551	5,975
JPMorgan Chase & Co.	186,290	25,753
LPL Financial Holdings, Inc.	15,784	3,296
Mastercard, Inc. Class A	18,091	6,875
MetLife, Inc.	54,457	3,340
Morgan Stanley	37,781	3,399
MSCI, Inc.	21,276	10,265
Popular, Inc.	28,672	1,721
Principal Financial Group, Inc.	59,344	4,432
Regions Financial Corp.	615,560	11,240
State Street Corp.	48,132	3,478
Synchrony Financial	207,783	6,132
Synovus Financial Corp.	42,250	1,301
The Goldman Sachs Group, Inc.	12,712	4,366
The Hanover Insurance Group, Inc.	17,208	2,057
The Hartford Financial Services Group, Inc.	67,231	4,773
The Progressive Corp.	58,466	7,975
The Travelers Cos., Inc.	26,181	4,742
Toast, Inc. Class A (a)	339,113	6,172
U.S. Bancorp	111,561	3,824
Visa, Inc. Class A	169,160	39,369
		199,399

See notes to financial statements.

9

Victory Portfolios III Victory Growth & Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (13.9%):
AbbVie, Inc.	34,613	$5,231
Agilent Technologies, Inc.	60,773	8,230
AmerisourceBergen Corp.	23,189	3,869
Amgen, Inc.	49,517	11,871
Bristol-Myers Squibb Co.	85,272	5,694
Cardinal Health, Inc.	100,376	8,241
Chemed Corp.	6,392	3,523
CVS Health Corp.	76,570	5,613
Dexcom, Inc. (a)	89,984	10,919
Elevance Health, Inc.	9,529	4,466
Eli Lilly & Co.	24,084	9,534
Gilead Sciences, Inc.	173,040	14,226
Intuitive Surgical, Inc. (a)	29,538	8,897
Johnson & Johnson	26,047	4,264
McKesson Corp.	12,974	4,726
Merck & Co., Inc.	69,799	8,060
Pfizer, Inc.	170,278	6,622
Quest Diagnostics, Inc.	32,016	4,444
Regeneron Pharmaceuticals, Inc. (a)	20,470	16,413
Tenet Healthcare Corp. (a)	94,757	6,947
The Cigna Group	23,956	6,068
Thermo Fisher Scientific, Inc.	7,716	4,281
UnitedHealth Group, Inc.	54,280	26,711
Vertex Pharmaceuticals, Inc. (a)	105,385	35,908
		224,758
Industrials (9.9%):
3M Co.	79,278	8,421
Automatic Data Processing, Inc.	13,069	2,875
Cintas Corp.	14,782	6,737
CoStar Group, Inc. (a)	95,516	7,350
CSX Corp.	90,521	2,774
Cummins, Inc.	12,580	2,957
Deere & Co.	14,609	5,522
Expeditors International of Washington, Inc.	20,961	2,386
Fastenal Co.	168,499	9,072
General Dynamics Corp.	16,581	3,620
HEICO Corp. Class A	103,081	13,836
Huntington Ingalls Industries, Inc.	5,414	1,092
IDEX Corp.	18,368	3,790
Illinois Tool Works, Inc.	21,648	5,237
Lennox International, Inc.	11,803	3,327
Lockheed Martin Corp.	16,911	7,854
ManpowerGroup, Inc.	35,316	2,674
Masco Corp.	119,891	6,415
Old Dominion Freight Line, Inc.	43,234	13,852
Owens Corning	35,247	3,765
Paychex, Inc.	34,915	3,836
Quanta Services, Inc.	54,646	9,270

See notes to financial statements.

10

Victory Portfolios III Victory Growth & Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Snap-on, Inc.	20,079	$5,209
Union Pacific Corp.	34,457	6,743
United Parcel Service, Inc. Class B	46,231	8,313
Verisk Analytics, Inc.	58,723	11,399
W.W. Grainger, Inc.	2,757	1,918
		160,244
IT Services (1.2%):
Accenture PLC Class A	26,441	7,411
International Business Machines Corp.	44,262	5,595
Snowflake, Inc. Class A (a)	48,356	7,161
		20,167
Materials (2.6%):
Avery Dennison Corp.	9,145	1,595
CF Industries Holdings, Inc.	10,169	728
Dow, Inc.	53,138	2,891
Graphic Packaging Holding Co.	404,794	9,982
LyondellBasell Industries NV Class A	123,633	11,697
Nucor Corp.	41,596	6,164
Packaging Corp. of America	28,961	3,917
Reliance Steel & Aluminum Co.	3,550	880
Steel Dynamics, Inc.	7,233	752
The Mosaic Co.	54,228	2,324
Westlake Corp.	13,519	1,538
		42,468
Real Estate (2.6%):
AvalonBay Communities, Inc.	17,172	3,097
Boston Properties, Inc.	27,309	1,457
Digital Realty Trust, Inc.	52,047	5,161
Equinix, Inc.	4,490	3,251
National Retail Properties, Inc.	43,884	1,909
Prologis, Inc.	37,376	4,681
Realty Income Corp.	74,143	4,659
Regency Centers Corp.	22,544	1,385
SBA Communications Corp.	30,770	8,028
VICI Properties, Inc.	225,970	7,670
Vornado Realty Trust	69,695	1,046
		42,344
Semiconductors & Semiconductor Equipment (5.1%):
Advanced Micro Devices, Inc. (a)	120,493	10,768
Broadcom, Inc.	7,420	4,649
KLA Corp.	9,928	3,837
Lam Research Corp.	16,305	8,545
Monolithic Power Systems, Inc.	16,916	7,815
NVIDIA Corp.	138,613	38,464
Skyworks Solutions, Inc.	23,784	2,519
Texas Instruments, Inc.	32,560	5,444
		82,041

See notes to financial statements.

11

Victory Portfolios III Victory Growth & Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Software (10.6%):
Intuit, Inc.	21,390	$9,496
Microsoft Corp.	346,641	106,509
Palo Alto Networks, Inc. (a)	48,998	8,940
Salesforce, Inc. (a)	56,189	11,146
ServiceNow, Inc. (a)	36,864	16,936
Synopsys, Inc. (a)	28,779	10,686
Workday, Inc. Class A (a)	41,032	7,638
		171,351
Technology Hardware, Storage & Peripherals (7.5%):
Apple, Inc.	630,099	106,915
Hewlett Packard Enterprise Co.	183,562	2,628
HP, Inc.	346,585	10,297
NetApp, Inc.	34,563	2,174
		122,014
Utilities (3.4%):
American Electric Power Co., Inc.	88,044	8,137
Consolidated Edison, Inc.	27,476	2,706
DTE Energy Co.	48,674	5,471
Duke Energy Corp.	75,102	7,426
Evergy, Inc.	96,950	6,022
Exelon Corp.	143,366	6,085
Sempra Energy	26,615	4,138
The Southern Co.	144,083	10,597
UGI Corp.	139,191	4,716
		55,298
Total Common Stocks (Cost $1,246,260)		1,605,383
Collateral for Securities Loaned (0.4%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (c)	1,408,257	1,408
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (c)	1,408,257	1,409
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (c)	1,408,257	1,408
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (c)	1,408,257	1,408
Total Collateral for Securities Loaned (Cost $5,633)		5,633
Total Investments (Cost $1,251,893) — 99.4%		1,611,016
Other assets in excess of liabilities — 0.6%		10,240
NET ASSETS — 100.00%		$1,621,256

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on April 30, 2023.

PLC — Public Limited Company

See notes to financial statements.

12

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Growth & Income Fund
Assets:
Investments, at value (Cost $1,251,893)	$1,611,016	(a)
Cash	18,060
Receivables:
Interest and dividends	974
Capital shares issued	185
From Adviser	5
Prepaid expenses	16
Total Assets	1,630,256
Liabilities:
Payables:
Collateral received on loaned securities	5,633
Investments purchased	1,587
Capital shares redeemed	628
Accrued expenses and other payables:
Investment advisory fees	737
Administration fees	198
Custodian fees	12
Transfer agent fees	101
Compliance fees	1
Trustees' fees	—	(b)
12b-1 fees	—	(b)
Other accrued expenses	103
Total Liabilities	9,000
Net Assets:
Capital	1,296,652
Total accumulated earnings/(loss)	324,604
Net Assets	$1,621,256
Net Assets
Fund Shares	$1,616,531
Institutional Shares	3,958
Class A	767
Total	$1,621,256
Shares (unlimited number of shares authorized with no par value):
Fund Shares	80,629
Institutional Shares	197
Class A	39
Total	80,865
Net asset value, offering and redemption price per share: (c)
Fund Shares	$20.05
Institutional Shares	20.10
Class A	19.95
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$21.17

(a)  Includes $5,559 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Growth & Income Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Dividends	$24,142	$30,837
Interest	110	7
Securities lending (net of fees)	520	168
Foreign tax withholding	(4)	(3)
Total Income	24,768	31,009
Expenses:
Investment advisory fees	6,574	10,564
Administration fees — Fund Shares	1,773	2,751
Administration fees — Institutional Shares	3	60
Administration fees — Class A	1	1
Sub-Administration fees	30	40
12b-1 fees — Class A	1	2
Custodian fees	51	83
Transfer agent fees — Fund Shares	922	1,313
Transfer agent fees — Institutional Shares	3	60
Transfer agent fees — Class A	1	1
Trustees' fees	35	49
Compliance fees	12	14
Legal and audit fees	71	69
State registration and filing fees	51	69
Interfund lending fees	—	— (b)
Other expenses	157	228
Total Expenses	9,685	15,304
Expenses waived/reimbursed by Adviser	(29)	(31)
Net Expenses	9,656	15,273
Net Investment Income (Loss)	15,112	15,736
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	11,803	193,593
Net change in unrealized appreciation/depreciation on investment securities	(321)	(335,138)
Net realized/unrealized gains (losses) on investments	11,482	(141,545)
Change in net assets resulting from operations	$26,594	$(125,809)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

14

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Growth & Income Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$15,112	$15,736	$12,509
Net realized gains (losses)	11,803	193,593	185,553
Net change in unrealized appreciation/depreciation	(321)	(335,138)	351,183
Change in net assets resulting from operations	26,594	(125,809)	549,245
Distributions to Shareholders:
Fund Shares	(172,605)	(218,056)	(13,267)
Institutional Shares	(521)	(1,013)	(1,508)
Class A	(90)	(96)	(44)
Change in net assets resulting from distributions to shareholders	(173,216)	(219,165)	(14,819)
Change in net assets resulting from capital transactions	89,294	(124,503)	(172,686)
Change in net assets	(57,328)	(469,477)	361,740
Net Assets:
Beginning of period	1,678,584	2,148,061	1,786,321
End of period	$1,621,256	$1,678,584	$2,148,061

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(continues on next page)

See notes to financial statements.

15

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Growth & Income Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$47,510	$81,304	$94,079
Distributions reinvested	169,739	214,656	13,054
Cost of shares redeemed	(127,317)	(203,002)	(257,314)
Total Fund Shares	$89,932	$92,958	$(150,181)
Institutional Shares
Proceeds from shares issued	$1,988	$4,436	$8,819
Distributions reinvested	518	1,011	1,507
Cost of shares redeemed	(3,256)	(223,014)	(22,817)
Total Institutional Shares	$(750)	$(217,567)	$(12,491)
Class A
Proceeds from shares issued	$143	$157	$200
Distributions reinvested	86	81	2
Cost of shares redeemed	(117)	(132)	(10,216)
Total Class A	$112	$106	$(10,014)
Change in net assets resulting from capital transactions	$89,294	$(124,503)	$(172,686)
Share Transactions:
Fund Shares
Issued	2,366	3,313	3,934
Reinvested	8,745	8,617	579
Redeemed	(6,349)	(8,279)	(10,945)
Total Fund Shares	4,762	3,651	(6,432)
Institutional Shares
Issued	96	177	372
Reinvested	27	40	67
Redeemed	(161)	(7,945)	(953)
Total Institutional Shares	(38)	(7,728)	(514)
Class A
Issued	8	7	9
Reinvested	4	3	— (b)
Redeemed	(6)	(6)	(399)
Total Class A	6	4	(390)
Change in Shares	4,730	(4,073)	(7,336)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Rounds to less than 1 thousand.

See notes to financial statements.

16

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Growth & Income Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$22.05	$26.78	$20.41	$23.70	$26.19		$24.25
Investment Activities:
Net investment income (loss)	0.19 (b)	0.21 (b)	0.15 (b)	0.22 (b)	0.25		0.19
Net realized and unrealized gains (losses)	0.12	(1.86)	6.40	1.45	(0.24)		3.03
Total from Investment Activities	0.31	(1.65)	6.55	1.67	0.01		3.22
Distributions to Shareholders from:
Net investment income	(0.16)	(0.22)	(0.18)	(0.23)	(0.24)		(0.18)
Net realized gains	(2.15)	(2.86)	—	(4.73)	(2.26)		(1.10)
Total Distributions	(2.31)	(3.08)	(0.18)	(4.96)	(2.50)		(1.28)
Net Asset Value, End of Period	$20.05	$22.05	$26.78	$20.41	$23.70		$26.19
Total Return (c) (d)	1.84%	(7.41)%	32.24%	7.81%	0.89%		13.59%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.82%	0.81%	0.81%	0.87%	0.88%		0.88%
Net Investment Income (Loss) (e)	1.27%	0.84%	0.63%	1.05%	1.04%		0.80%
Gross Expenses (e) (f)	0.82%	0.81%	0.81%	0.87%	0.88%		0.88%
Supplemental Data:
Net Assets at end of period (000's)	$1,616,531	$1,672,669	$1,934,246	$1,605,020	$1,673,033		$1,756,259
Portfolio Turnover (c) (i)	43%	71%	62%	74%	93	%(j)	23%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  Reflects increased trading activity due to current year transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

17

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Growth & Income Fund
	Institutional Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$22.12	$26.75	$20.38	$23.68	$26.17		$24.23
Investment Activities:
Net investment income (loss)	0.31 (b)	0.16 (b)	0.15 (b)	0.23 (b)	0.26		0.20
Net realized and unrealized gains (losses)	0.12	(1.67)	6.40	1.44	(0.24)		3.03
Total from Investment Activities	0.43	(1.51)	6.55	1.67	0.02		3.23
Distributions to Shareholders from:
Net investment income	(0.30)	(0.26)	(0.18)	(0.24)	(0.25)		(0.19)
Net realized gains	(2.15)	(2.86)	—	(4.73)	(2.26)		(1.10)
Total Distributions	(2.45)	(3.12)	(0.18)	(4.97)	(2.51)		(1.29)
Net Asset Value, End of Period	$20.10	$22.12	$26.75	$20.38	$23.68		$26.17
Total Return (c) (d)	2.47%	(6.77)%	32.32%	7.86%	0.94%		13.66%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.04%	0.72%	0.79%	0.83%	0.83	%(i)	0.84%
Net Investment Income (Loss) (e)	2.07%	0.59%	0.65%	1.09%	1.09%		0.85%
Gross Expenses (e) (f)	0.44%	0.74%	0.79%	0.83%	0.83%		0.84%
Supplemental Data:
Net Assets at end of period (000's)	$3,958	$5,193	$213,041	$172,787	$165,137		$159,148
Portfolio Turnover (c) (j)	43%	71%	62%	74%	93	%(k)	23%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Prior to December 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.85% of the Institutional Shares' average daily net assets.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  Reflects increased trading activity due to current year transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

18

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Growth & Income Fund
	Class A
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$21.96	$26.69	$20.31	$23.61	$26.10		$24.17
Investment Activities:
Net investment income (loss)	0.18 (b)	0.21 (b)	0.08 (b)	0.16 (b)	0.19		0.12
Net realized and unrealized gains (losses)	0.11	(1.85)	6.40	1.45	(0.25)		3.02
Total from Investment Activities	0.29	(1.64)	6.48	1.61	(0.06)		3.14
Distributions to Shareholders from:
Net investment income	(0.15)	(0.23)	(0.10)	(0.18)	(0.17)		(0.11)
Net realized gains	(2.15)	(2.86)	—	(4.73)	(2.26)		(1.10)
Total Distributions	(2.30)	(3.09)	(0.10)	(4.91)	(2.43)		(1.21)
Net Asset Value, End of Period	$19.95	$21.96	$26.69	$20.31	$23.61		$26.10
Total Return (excludes sales charges) (c) (d)	1.75%	(7.38)%	32.04%	7.52%	0.62%		13.28%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.92%	0.78%	1.09%	1.14%	1.15%		1.17	%(i)
Net Investment Income (Loss) (e)	1.17%	0.87%	0.35%	0.79%	0.77%		0.52%
Gross Expenses (e) (f)	3.51%	3.01%	1.49%	1.14%	1.23%		1.20%
Supplemental Data:
Net Assets at end of period (000's)	$767	$722	$774	$8,514	$9,912		$10,858
Portfolio Turnover (c) (j)	43%	71%	62%	74%	93	%(k)	23%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Prior to December 1, 2017, AMCO voluntarily agreed to limit the annual expenses of Class A to 1.20% of the Class A average daily net assets.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

19

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Growth & Income Fund (formerly USAA Growth & Income Fund) (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

20

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,605,383	$—	$—	$1,605,383
Collateral for Securities Loaned	5,633	—	—	5,633
Total	$1,611,016	$—	$—	$1,611,016

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on

21

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$5,559	$—	$5,633

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes

22

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$679,322	$753,729

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the largest funds within the Lipper Multi-Cap Core Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

23

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2022, to April 30, 2023, performance adjustments were $(515), $(27), and $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.04)%, (0.80)%, (0.23)% for Fund Shares, Institutional Shares, and Class A, respectively. For the period August 1, 2021, to July 31, 2022, performance adjustments were $(730), $(70), and $(3) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.04)%, (0.12)% and (0.37)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended April 30, 2023, and the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Class A and Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

24

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the nine months ended April 30, 2023, the Distributor did not receive any commissions. For the year ended July 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.88%, 0.84%, and 1.15% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2024	Expires 2025	Expires 2026	Total
$29	$31	$29	$89

As of July 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2024	Expires 2025	Total
$29	$31	$60

25

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on

26

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended April 30, 2023, and the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the nine months ended April 30, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,364	0.60%	$3,590

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(74)	$74

27

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$12,958	$160,258	$173,216

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$68,278	$150,887	$219,165	$14,819	$14,819

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Capital Other (Losses)	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$2,048	$(30,472)	$353,028	$324,604

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and as of trades.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$30,472	$—	$30,472

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,257,988	$395,926	$(42,898)	$353,028

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Growth & Income Fund (Formerly USAA Growth & Income Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Growth & Income Fund (formerly USAA Growth & Income Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

29

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

30

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

31

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

32

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

33

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

34

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

35

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,069.30	$1,020.78	$4.16	$4.06	0.81%
Institutional Shares**	1,000.00	1,072.90	1,020.63	4.32	4.21	0.84%
Class A	1,000.00	1,069.10	1,020.13	4.82	4.71	0.94%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  The expense ratio for the six-month period could potentially change due to performance fee adjustments.

36

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended April 30, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Long-Term Capital Gain Distributions
100%	100%	$160,258

37

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Growth & Income Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

38

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was equal to the median of its expense group and was below the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was below the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance for certain periods, and also took into account the Fund's more recent improved performance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

39

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

40

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

41

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23431-0723

April 30, 2023

Annual Report

Victory Income Stock Fund

(Formerly USAA® Income Stock Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Supplemental Information (Unaudited)	29
Trustee and Officer Information	29
Proxy Voting and Portfolio Holdings Information	35
Expense Examples	35
Additional Federal Income Tax Information	36
Advisory Contract Approval	37
Liquidity Risk Management Program	40
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Income Stock Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period began with a rally that continued into mid-August, on hopes that the U.S. Federal Reserve (the "Fed") would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 basis points in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital-backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as deposits moved. Bonds continued to rally with expectations that the Fed rate hikes were nearly complete.

4

Victory Income Stock Fund

Managers' Commentary (continued)

•  How did the Victory Income Stock Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund Shares and Institutional Shares had a total return (at net asset value) of 1.82% and 1.83%, respectively. This compares to returns of 2.02% for the Russell 1000® Value Index (the "Index") and 2.38% for the Lipper Equity Income Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund slightly underperformed the Index. In terms of allocation, an overweight to the industrials sector was additive to performance, while an overweight to information technology detracted. Additionally, strong selection within the health care sector was offset by stock selection in communication services.

Thank you for allowing us to assist you with your investment needs.

5

Victory Income Stock Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares
INCEPTION DATE	5/4/87	8/1/08
	Net Asset Value	Net Asset Value	Russell 1000® Value Index[1]	Lipper Equity Income Funds Index[2]
One Year	1.25%	1.26%	1.21%	2.17%
Five Year	7.97%	7.99%	7.75%	8.69%
Ten Year	9.04%	9.08%	9.13%	9.21%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Income Stock Fund — Growth of $10,000

1The unmanaged Russell 1000® Value Index is made up of about 1,000 of the largest companies in the U.S. equity market. It represents top companies by market capitalization. It's made up of about 90% of the total market capitalization of all U.S. stocks. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.
6

Victory Portfolios III Victory Income Stock Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks current income with the prospect of increasing dividend income and the potential for capital appreciation.

Top 10 Equity Holdings*:

April 30, 2023

(% of Net Assets)

JPMorgan Chase & Co.	3.2%
Comcast Corp. Class A	2.9%
Gilead Sciences, Inc.	1.9%
Cisco Systems, Inc.	1.8%
Exxon Mobil Corp.	1.8%
Altria Group, Inc.	1.8%
Philip Morris International, Inc.	1.8%
The Procter & Gamble Co.	1.6%
The Southern Co.	1.5%
Amgen, Inc.	1.5%

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Income Stock Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.4%)
Communication Services (6.7%):
AT&T, Inc.	755,907	$13,357
Comcast Corp. Class A	1,689,689	69,902
Fox Corp. Class A	214,091	7,121
Omnicom Group, Inc.	306,785	27,786
Sirius XM Holdings, Inc. (a)	4,970,424	18,888
The Interpublic Group of Cos., Inc.	686,410	24,525
		161,579
Consumer Discretionary (7.5%):
Best Buy Co., Inc.	337,937	25,183
Genuine Parts Co.	60,820	10,237
H&R Block, Inc.	258,512	8,766
Lennar Corp. Class A	89,418	10,087
Lowe's Cos., Inc.	130,086	27,036
McDonald's Corp.	62,155	18,382
PulteGroup, Inc.	164,964	11,077
Starbucks Corp.	74,078	8,466
The Home Depot, Inc.	65,966	19,826
Toll Brothers, Inc.	101,299	6,474
Williams-Sonoma, Inc.	95,935	11,612
Yum! Brands, Inc.	162,247	22,809
		179,955
Consumer Staples (10.1%):
Altria Group, Inc.	899,964	42,757
Campbell Soup Co.	118,635	6,442
Colgate-Palmolive Co.	198,964	15,878
Conagra Brands, Inc.	193,605	7,349
General Mills, Inc.	173,658	15,391
Kimberly-Clark Corp.	109,649	15,887
PepsiCo, Inc.	86,176	16,450
Philip Morris International, Inc.	423,794	42,367
Target Corp.	132,175	20,851
The Coca-Cola Co.	160,548	10,299
The Procter & Gamble Co.	250,129	39,115
Walmart, Inc.	68,264	10,306
		243,092
Energy (7.0%):
Chevron Corp.	55,147	9,297
ConocoPhillips	318,439	32,764
Devon Energy Corp.	340,735	18,205
EOG Resources, Inc.	175,838	21,007
Exxon Mobil Corp.	364,089	43,086
Marathon Petroleum Corp.	90,447	11,035
Pioneer Natural Resources Co.	99,010	21,540
Valero Energy Corp.	112,838	12,939
		169,873

See notes to financial statements.

8

Victory Portfolios III Victory Income Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (16.9%):
Aflac, Inc.	226,138	$15,796
American Express Co.	76,456	12,335
American Financial Group, Inc.	57,674	7,078
Ameriprise Financial, Inc.	86,621	26,430
Discover Financial Services	97,801	10,119
East West Bancorp, Inc.	66,296	3,427
Everest Re Group Ltd.	24,661	9,322
FactSet Research Systems, Inc.	14,741	6,069
Fidelity National Financial, Inc.	577,805	20,506
Jefferies Financial Group, Inc.	565,699	18,119
JPMorgan Chase & Co.	551,313	76,214
Mastercard, Inc. Class A	50,419	19,161
MetLife, Inc.	151,771	9,308
Morgan Stanley	151,457	13,627
MSCI, Inc.	21,293	10,273
Popular, Inc.	104,368	6,263
Principal Financial Group, Inc.	166,278	12,419
Regions Financial Corp.	1,724,741	31,494
State Street Corp.	141,009	10,189
Synchrony Financial	591,458	17,454
Synovus Financial Corp.	120,266	3,704
The Goldman Sachs Group, Inc.	35,618	12,233
The Hanover Insurance Group, Inc.	48,215	5,765
The Hartford Financial Services Group, Inc.	187,271	13,294
The Travelers Cos., Inc.	73,681	13,347
U.S. Bancorp	312,584	10,715
Visa, Inc. Class A	54,388	12,658
		407,319
Health Care (14.5%):
AbbVie, Inc.	101,578	15,350
AmerisourceBergen Corp.	66,352	11,071
Amgen, Inc.	145,748	34,942
Bristol-Myers Squibb Co.	267,646	17,871
Cardinal Health, Inc.	296,453	24,339
Chemed Corp.	18,013	9,930
CVS Health Corp.	215,753	15,817
Elevance Health, Inc.	26,700	12,513
Eli Lilly & Co.	71,037	28,121
Gilead Sciences, Inc.	544,188	44,738
Johnson & Johnson	72,982	11,947
McKesson Corp.	36,353	13,241
Merck & Co., Inc.	195,571	22,582
Pfizer, Inc.	479,210	18,636
Quest Diagnostics, Inc.	89,228	12,386
The Cigna Group	67,419	17,076
Thermo Fisher Scientific, Inc.	21,620	11,997
UnitedHealth Group, Inc.	52,791	25,978
		348,535

See notes to financial statements.

9

Victory Portfolios III Victory Income Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (11.5%):
3M Co.	283,016	$30,062
Automatic Data Processing, Inc.	38,153	8,394
Cintas Corp.	41,600	18,960
CSX Corp.	255,061	7,815
Cummins, Inc.	35,249	8,285
Expeditors International of Washington, Inc.	58,732	6,686
Fastenal Co.	498,392	26,833
General Dynamics Corp.	46,458	10,144
Huntington Ingalls Industries, Inc.	15,169	3,059
Illinois Tool Works, Inc.	61,688	14,925
Lennox International, Inc.	33,072	9,323
Lockheed Martin Corp.	50,196	23,313
ManpowerGroup, Inc.	100,528	7,611
Masco Corp.	335,924	17,975
Owens Corning	98,233	10,492
Paychex, Inc.	99,492	10,930
Snap-on, Inc.	55,961	14,517
Union Pacific Corp.	96,973	18,978
United Parcel Service, Inc. Class B	130,108	23,395
W.W. Grainger, Inc.	7,727	5,375
		277,072
Information Technology (10.1%):
Accenture PLC Class A	75,345	21,118
Apple, Inc.	158,697	26,928
Broadcom, Inc.	33,319	20,874
Cisco Systems, Inc.	918,231	43,386
Hewlett Packard Enterprise Co.	517,225	7,407
HP, Inc.	1,025,137	30,457
International Business Machines Corp.	123,358	15,594
KLA Corp.	30,788	11,901
Microsoft Corp.	76,662	23,555
Motorola Solutions, Inc.	36,615	10,670
NetApp, Inc.	96,843	6,090
Skyworks Solutions, Inc.	96,642	10,234
Texas Instruments, Inc.	91,230	15,254
		243,468
Materials (4.2%):
Avery Dennison Corp.	26,059	4,547
CF Industries Holdings, Inc.	28,493	2,040
Dow, Inc.	232,246	12,634
LyondellBasell Industries NV Class A	365,685	34,597
Nucor Corp.	126,164	18,695
Packaging Corp. of America	81,146	10,976
Reliance Steel & Aluminum Co.	9,948	2,465
Steel Dynamics, Inc.	20,266	2,107
The Mosaic Co.	165,011	7,071
Westlake Corp.	61,245	6,968
		102,100

See notes to financial statements.

10

Victory Portfolios III Victory Income Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (4.0%):
AvalonBay Communities, Inc.	47,254	$8,523
Boston Properties, Inc.	76,111	4,061
Digital Realty Trust, Inc.	153,947	15,264
Equinix, Inc.	12,509	9,058
National Retail Properties, Inc.	120,758	5,253
Prologis, Inc.	104,109	13,040
Realty Income Corp.	211,273	13,276
Regency Centers Corp.	62,035	3,811
VICI Properties, Inc.	633,147	21,489
Vornado Realty Trust	194,237	2,915
		96,690
Utilities (6.9%):
American Electric Power Co., Inc.	257,591	23,806
Consolidated Edison, Inc.	80,455	7,922
DTE Energy Co.	141,965	15,958
Duke Energy Corp.	223,056	22,056
Evergy, Inc.	350,857	21,792
Exelon Corp.	397,904	16,887
Sempra Energy	30,398	4,727
The Southern Co.	502,331	36,946
UGI Corp.	450,547	15,264
		165,358
Total Common Stocks (Cost $2,070,766)		2,395,041
Collateral for Securities Loaned (0.8%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (b)	4,813,298	4,813
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (b)	4,813,298	4,814
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (b)	4,813,298	4,813
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (b)	4,813,298	4,813
Total Collateral for Securities Loaned (Cost $19,253)		19,253
Total Investments (Cost $2,090,019) — 100.2%		2,414,294
Liabilities in excess of other assets — (0.2)%		(5,854)
NET ASSETS — 100.00%		$2,408,440

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on April 30, 2023.

PLC — Public Limited Company

See notes to financial statements.

11

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Income Stock Fund
Assets:
Investments, at value (Cost $2,090,019)	$2,414,294	(a)
Cash	11,415
Receivables:
Interest and dividends	2,813
Capital shares issued	1,436
Reclaims	338
From Adviser	16
Prepaid expenses	27
Total Assets	2,430,339
Liabilities:
Payables:
Collateral received on loaned securities	19,253
Capital shares redeemed	1,094
Accrued expenses and other payables:
Investment advisory fees	987
Administration fees	263
Custodian fees	18
Transfer agent fees	146
Compliance fees	2
Trustees' fees	—	(b)
Other accrued expenses	136
Total Liabilities	21,899
Net Assets:
Capital	1,987,597
Total accumulated earnings/(loss)	420,843
Net Assets	$2,408,440
Net Assets
Fund Shares	$1,604,350
Institutional Shares	804,090
Total	$2,408,440
Shares (unlimited number of shares authorized with no par value):
Fund Shares	92,005
Institutional Shares	46,192
Total	138,197
Net asset value, offering and redemption price per share: (c)
Fund Shares	$17.44
Institutional Shares	17.41

(a)  Includes $18,699 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

12

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Income Stock Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Dividends	$59,673	$76,433
Interest	108	6
Securities lending (net of fees)	1,520	469
Foreign tax withholding	(20)	(7)
Total Income	61,281	76,901
Expenses:
Investment advisory fees	9,333	13,085
Administration fees — Fund Shares	1,826	2,601
Administration fees — Institutional Shares	649	1,080
Administration fees — Class R6 (b)	—	— (c)
Sub-Administration fees	18	24
Custodian fees	80	122
Transfer agent fees — Fund Shares	722	1,020
Transfer agent fees — Institutional Shares	649	1,080
Transfer agent fees — Class R6 (b)	—	— (c)
Trustees' fees	35	49
Compliance fees	18	21
Legal and audit fees	82	79
State registration and filing fees	53	67
Interfund lending fees	1	1
Other expenses	245	274
Total Expenses	13,711	19,503
Expenses waived/reimbursed by Adviser	(73)	(47)
Net Expenses	13,638	19,456
Net Investment Income (Loss)	47,643	57,445
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	89,030	255,926
Net change in unrealized appreciation/depreciation on investment securities	(95,215)	(234,853)
Net realized/unrealized gains (losses) on investments	(6,185)	21,073
Change in net assets resulting from operations	$41,458	$78,518

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Class R6 activity is for the period August 1, 2021 to February 28, 2022 (date of termination).

(c)  Rounds to less than $1 thousand.

See notes to financial statements.

13

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Income Stock Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022		Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$47,643	$57,445		$51,269
Net realized gains (losses)	89,030	255,926		268,859
Net change in unrealized appreciation/depreciation	(95,215)	(234,853)		400,765
Change in net assets resulting from operations	41,458	78,518		720,893
Distributions to Shareholders:
Fund Shares	(146,869)	(173,892)		(30,164)
Institutional Shares	(77,394)	(115,113)		(20,309)
Class R6	—	(3	)(b)	(82)
Change in net assets resulting from distributions to shareholders	(224,263)	(289,008)		(50,555)
Change in net assets resulting from capital transactions	(33,037)	15,459		(371,084)
Change in net assets	(215,842)	(195,031)		299,254
Net Assets:
Beginning of period	2,624,282	2,819,313		2,520,059
End of period	$2,408,440	$2,624,282		$2,819,313

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Class R6 activity is for the period August 1, 2021 to February 28, 2022 (date of termination).

(continues on next page)

See notes to financial statements.

14

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Income Stock Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022		Year Ended July 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$49,181	$83,412		$78,038
Distributions reinvested	142,138	168,003		28,973
Cost of shares redeemed	(139,476)	(196,041)		(248,698)
Total Fund Shares	$51,843	$55,374		$(141,687)
Institutional Shares
Proceeds from shares issued	$132,125	$238,151		$31,528
Distributions reinvested	77,277	115,011		20,293
Cost of shares redeemed	(294,282)	(393,052)		(271,821)
Total Institutional Shares	$(84,880)	$(39,890)		$(220,000)
Class R6
Proceeds from shares issued	$—	$3	(b)	$31
Distributions reinvested	—	3	(b)	6
Cost of shares redeemed	—	(31	)(b)	(9,434)
Total Class R6	$—	$(25)		$(9,397)
Change in net assets resulting from capital transactions	$(33,037)	$15,459		$(371,084)
Share Transactions:
Fund Shares
Issued	2,742	4,240		4,259
Reinvested	7,968	8,564		1,633
Redeemed	(7,800)	(9,964)		(13,926)
Total Fund Shares	2,910	2,840		(8,034)
Institutional Shares
Issued	7,239	11,749		1,763
Reinvested	4,338	5,867		1,148
Redeemed	(16,307)	(20,215)		(14,897)
Total Institutional Shares	(4,730)	(2,599)		(11,986)
Class R6
Issued	—	—	(b)(c)	2
Reinvested	—	—	(b)(c)	— (c)
Redeemed	—	(1	)(b)	(529)
Total Class R6	—	(1)		(527)
Change in Shares	(1,820)	240		(20,547)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Class R6 activity is for period August 1, 2021 to February 28, 2022 (date of termination).

(c)  Rounds to less than 1 thousand shares.

See notes to financial statements.

15

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Income Stock Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$18.75	$20.18	$15.73	$19.78	$20.24		$19.68
Investment Activities:
Net investment income (loss)	0.34 (b)	0.40 (b)	0.34 (b)	0.40 (b)	0.43		0.40
Net realized and unrealized gains (losses)	0.01 (c)	0.21	4.45	(0.87)	0.70		1.74
Total from Investment Activities	0.35	0.61	4.79	(0.47)	1.13		2.14
Distributions to Shareholders from:
Net investment income	(0.29)	(0.43)	(0.33)	(0.36)	(0.44)		(0.40)
Net realized gains	(1.37)	(1.61)	(0.01)	(3.22)	(1.15)		(1.18)
Total Distributions	(1.66)	(2.04)	(0.34)	(3.58)	(1.59)		(1.58)
Net Asset Value, End of Period	$17.44	$18.75	$20.18	$15.73	$19.78		$20.24
Total Return (d) (e)	1.82%	2.75%	30.75%	(3.84)%	6.26%		11.16%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.74%	0.70%	0.70%	0.74%	0.75%		0.76	%(j)
Net Investment Income (Loss) (f)	2.55%	2.04%	1.90%	2.31%	2.44%		2.19%
Gross Expenses (f) (g)	0.74%	0.70%	0.70%	0.74%	0.75%		0.76	%(j)
Supplemental Data:
Net Assets at end of period (000's)	$1,604,350	$1,670,838	$1,740,731	$1,482,959	$1,707,034		$1,713,558
Portfolio Turnover (d) (k)	32%	50%	53%	64%	86	%(l)	23%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  The amount shown reflects a net realized and unrealized gain per share, whereas the Statements of Operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(l)  Reflects increased trading activity due to current year transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

16

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Income Stock Fund
	Institutional Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$18.72	$20.15	$15.71	$19.76	$20.22		$19.66
Investment Activities:
Net investment income (loss)	0.34 (b)	0.40 (b)	0.34 (b)	0.40 (b)	0.43		0.41
Net realized and unrealized gains (losses)	0.02 (c)	0.21	4.44	(0.86)	0.70		1.73
Total from Investment Activities	0.36	0.61	4.78	(0.46)	1.13		2.14
Distributions to Shareholders from:
Net investment income	(0.30)	(0.43)	(0.33)	(0.37)	(0.44)		(0.40)
Net realized gains	(1.37)	(1.61)	(0.01)	(3.22)	(1.15)		(1.18)
Total Distributions	(1.67)	(2.04)	(0.34)	(3.59)	(1.59)		(1.58)
Net Asset Value, End of Period	$17.41	$18.72	$20.15	$15.71	$19.76		$20.22
Total Return (d) (e)	1.83%	2.77%	30.75%	(3.81)%	6.30%		11.21%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.72%	0.68%	0.68%	0.72%	0.73%		0.72	%(j)
Net Investment Income (Loss) (f)	2.57%	2.05%	1.91%	2.34%	2.47%		2.22%
Gross Expenses (f) (g)	0.73%	0.69%	0.69%	0.72%	0.73%		0.72	%(j)
Supplemental Data:
Net Assets at end of period (000's)	$804,090	$953,444	$1,078,555	$1,028,803	$1,088,446		$1,034,842
Portfolio Turnover (d) (k)	32%	50%	53%	64%	86	%(l)	23%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  The amount shown reflects a net realized and unrealized gain per share, whereas the Statements of Operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(l)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

17

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Income Stock Fund (formerly USAA Income Stock Fund) (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. Effective February 28, 2022, the Class R6 were liquidated. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

18

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,395,041	$—	$—	$2,395,041
Collateral for Securities Loaned	19,253	—	—	19,253
Total	$2,414,294	$—	$—	$2,414,294

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on

19

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$18,699	$—	$19,253

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income

20

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$781,575	$997,172

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by a fund-of-funds within its principal investment strategies may represent a significant portion of an underlying fund's assets, and together with the investments of the other affiliated funds-of-funds, may represent a substantial portion or even all of an underlying fund's net assets. The affiliated funds-of-funds annual and semi-annual reports may be viewed at vcm.com. As of April 30, 2023, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated Victory Portfolios III Mutual Funds	Ownership %
Victory Cornerstone Conservative Fund	0.1
Victory Cornerstone Equity Fund	0.3
Victory Target Retirement Income Fund	0.2
Victory Target Retirement 2030 Fund	0.6
Victory Target Retirement 2040 Fund	1.0
Victory Target Retirement 2050 Fund	0.7
Victory Target Retirement 2060 Fund	0.1

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

21

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of the largest funds within the Lipper Equity Income Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2022, to April 30, 2023, there were no performance adjustments. For the period August 1, 2021, to July 31, 2022, performance adjustments were $(599) and $(386) for Fund Shares and Institutional Shares and, respectively. Performance adjustments were less than (0.03)% and (0.04)% for Fund Shares and Institutional Shares, respectively. For the period August 1, 2021 to February 28, 2022, performance adjustments were less than $1 for Class R6. Performance adjustments were less than 0.01% for Class R6. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended April 30, 2023, and the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10% and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares and Class R6, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

22

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class R6 are paid monthly based on a fee accrued daily at an annualized rate 0.10% and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.76% and 0.72% for Fund Shares and Institutional Shares, respectively.

23

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2024	Expires 2025	Expires 2026	Total
$38	$33	$73	$144

As of July 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$14	$38	$33	$85

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Financials Sectors Risk — The Fund's investments in companies within the financials sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. Financial companies, such as retail and commercial banks, insurance companies, and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive

24

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), and competition from new entrants in their fields of business.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended April 30, 2023, and the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

During the nine months ended April 30, 2023, the average borrowing or lending for the days outstanding and average interest rate for the Fund were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at April 30, 2023	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$7,809	4.31%	$7,809

*  Based on the number of days borrowings were outstanding for the nine months ended April 30, 2023.

25

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,326	0.93%	$7,169

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(102)	$102

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$59,893	$164,370	$224,263

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$82,964	$206,044	$289,008	$50,555	$50,555

26

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$18,271	$78,299	$96,570	$324,273	$420,843

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of April 30, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,090,021	$417,869	$(93,596)	$324,273

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Income Stock Fund (Formerly USAA Income Stock Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Income Stock Fund (formerly USAA Income Stock Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

28

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

29

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

30

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

31

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

32

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

33

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

34

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,024.80	$1,021.12	$3.72	$3.71	0.74%
Institutional Shares	1,000.00	1,024.90	1,021.22	3.61	3.61	0.72%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

35

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended April 30, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
88%	91%	$18,628	$164,370

36

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Income Stock Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

37

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, five- and ten-year periods ended June 30, 2022, and was below the average of its performance universe for the three-year period ended June 30, 2022, and that the Fund's performance was above its Lipper index for the one-year period ended June 30, 2022, and was below its Lipper index for the three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance for certain periods, and also took into account the Fund's more recent improved performance.

38

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

39

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N- RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

40

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23421-0723

April 30, 2023

Annual Report

Victory Science & Technology Fund

(Formerly USAA® Science & Technology Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	31
Supplemental Information (Unaudited)	32
Trustee and Officer Information	32
Proxy Voting and Portfolio Holdings Information	38
Expense Examples	38
Advisory Contract Approval	39
Liquidity Risk Management Program	43
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Science & Technology Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period began with a rally that continued into mid-August, on hopes that the U.S. Federal Reserve (the "Fed") would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 basis points in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital-backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as deposits moved. Bonds continued to rally with expectations that the Fed rate hikes were nearly complete.

4

Victory Science & Technology Fund

Managers' Commentary (continued)

•  How did the Victory Science & Technology Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Class A. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund Shares and Class A had total returns (at net asset value) of -4.33% and -4.49%, respectively. This compares to returns of 2.27% for the S&P 500® Index (the "Index"), 2.13% for the S&P North American Technology Index, 1.56% for the S&P Composite 1500 Health Care Index, and -1.83% for the Lipper Science & Technology Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company LLP is an external subadviser to the Fund, while RS Investments Growth is a VCM investment franchise that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchise.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund underperformed the Index as both stock selection and sector allocation negatively contributed to performance versus the Index. Stock selection in information technology was a negative contributor while stock selection in consumer discretionary was a positive contributor. An overweight to health care hurt performance while an underweight to consumer discretionary helped performance.

Thank you for allowing us to assist you with your investment needs.

5

Victory Science & Technology Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Class A
INCEPTION DATE	8/1/97	8/2/10
	Net Asset Value	Net Asset Value	Maximum Offering Price	S&P 500® Index[1]	S&P North American Technology Sector Index[2]	S&P Composite 1500 Health Care Index[3]	Lipper Science & Technology Funds Index[4]
One Year	–6.26%	–6.53%	–11.92%	2.66%	2.14%	3.75%	–3.58%
Five Year	5.04%	4.75%	3.51%	11.45%	14.40%	11.84%	10.81%
Ten Year	11.91%	11.62%	10.96%	12.20%	17.89%	12.95%	14.88%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Science & Technology Fund — Growth of $10,000

1The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged S&P North American Technology Sector Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification System (GICS®) technology sector and internet retail sub-industry. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The unmanaged S&P Composite 1500 Health Care Index comprises U.S. traded stocks that are members of either the S&P Total Market Index (TMI) or the S&P/TSX Composite Index, and are classified within the health care sector of the GICS. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

4The unmanaged Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category. This index does include the effect of sales charges, commissions, expenses, or taxes, in not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory Science & Technology Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term capital appreciation.

Top 10 Equity Holdings*:

April 30, 2023

(% of Net Assets)

Microsoft Corp.	8.1%
Amazon.com, Inc.	4.5%
Vertex Pharmaceuticals, Inc.	4.2%
Meta Platforms, Inc. Class A	3.1%
Visa, Inc. Class A	2.4%
ServiceNow, Inc.	2.2%
NVIDIA Corp.	2.2%
MACOM Technology Solutions Holdings, Inc.	1.8%
Lattice Semiconductor Corp.	1.8%
Monolithic Power Systems, Inc.	1.8%

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Science & Technology Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.1%)
Argentina (0.3%):
Consumer Discretionary (0.3%):
MercadoLibre, Inc. (a)	1,994	$2,547
Australia (0.1%):
Health Care (0.1%):
Opthea Ltd., ADR (a)	305,881	1,245
Belgium (0.0%): (b)
Health Care (0.0%):
UCB SA (c)	2,310	215
Brazil (0.0%): (b)
Health Care (0.0%):
Hapvida Participacoes E Investimentos SA (a) (d)	54,098	30
Canada (0.2%):
Health Care (0.2%):
Xenon Pharmaceuticals, Inc. (a)	38,652	1,557
China (0.3%):
Consumer Discretionary (0.2%):
Trip.com Group Ltd. (a)	51,550	1,833
Health Care (0.0%): (b)
Zai Lab Ltd. (a)	28,600	100
Information Technology (0.1%):
Glodon Co. Ltd. Class A	101,600	852
		2,785
Denmark (0.0%): (b)
Health Care (0.0%):
Ascendis Pharma A/S, ADR (a)	960	67
Genmab A/S (a)	246	101
		168
Finland (0.3%):
Information Technology (0.3%):
Nokia Oyj, ADR	704,796	2,953
Ireland (0.3%):
Health Care (0.3%):
Alkermes PLC (a)	1,995	57
ICON PLC (a)	473	91
Prothena Corp. PLC (a)	59,920	3,153
		3,301

See notes to financial statements.

8

Victory Portfolios III Victory Science & Technology Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Israel (1.3%):
Information Technology (1.3%):
Monday.com Ltd. (a)	61,472	$7,495
Wix.com Ltd. (a)	61,740	5,385
		12,880
Italy (0.0%): (b)
Health Care (0.0%):
DiaSorin SpA	913	99
Japan (0.8%):
Health Care (0.5%):
Astellas Pharma, Inc.	9,000	136
Chugai Pharmaceutical Co. Ltd.	5,800	150
Daiichi Sankyo Co. Ltd.	8,350	286
Eisai Co. Ltd.	3,465	200
Hoya Corp.	33,030	3,464
Ono Pharmaceutical Co. Ltd.	2,230	45
		4,281
Information Technology (0.3%):
Hamamatsu Photonics KK	21,200	1,124
Rohm Co. Ltd.	27,680	2,084
		3,208
		7,489
Netherlands (0.0%): (b)
Health Care (0.0%):
Argenx SE, ADR (a)	262	102
Merus NV (a)	2,517	48
		150
Switzerland (0.2%):
Health Care (0.2%):
MoonLake Immunotherapeutics (a)	70,858	1,509
Novartis AG Registered Shares	1,639	168
Tecan Group AG Class R	218	95
		1,772
Taiwan (1.0%):
Information Technology (1.0%):
Accton Technology Corp.	203,000	1,983
ASPEED Technology, Inc.	16,800	1,439
Hon Hai Precision Industry Co. Ltd.	647,000	2,205
Silicon Motion Technology Corp., ADR	72,391	4,607
		10,234
United Kingdom (0.3%):
Consumer Discretionary (0.2%):
Trainline PLC (a) (d)	569,110	1,780

See notes to financial statements.

9

Victory Portfolios III Victory Science & Technology Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.1%):
Abcam PLC, ADR (a)	7,712	$126
AstraZeneca PLC, ADR	4,501	329
Genus PLC	2,297	78
GSK PLC	7,116	128
Hikma Pharmaceuticals PLC	4,314	100
Immunocore Holdings PLC, ADR (a)	1,392	81
Smith & Nephew PLC	8,479	140
Verona Pharma PLC, ADR (a)	5,698	119
		1,101
		2,881
United States (94.0%):
Communication Services (7.1%):
Alphabet, Inc. Class A (a)	92,220	9,899
Bandwidth, Inc. Class A (a)	141,351	1,720
Cargurus, Inc. (a)	57,183	940
Meta Platforms, Inc. Class A (a)	124,671	29,961
Netflix, Inc. (a)	32,609	10,759
Take-Two Interactive Software, Inc. (a)	82,286	10,227
ZoomInfo Technologies, Inc. (a)	269,238	5,899
		69,405
Consumer Discretionary (5.2%):
2U, Inc. (a)	457,382	2,534
Airbnb, Inc. Class A (a)	11,562	1,384
Amazon.com, Inc. (a)	419,532	44,240
Etsy, Inc. (a)	10,050	1,015
Peloton Interactive, Inc. Class A (a)	201,292	1,787
		50,960
Financials (5.1%):
Block, Inc. (a)	78,245	4,757
FleetCor Technologies, Inc. (a)	15,302	3,273
Global Payments, Inc.	37,530	4,230
PayPal Holdings, Inc. (a)	34,404	2,615
Shift4 Payments, Inc. Class A (a)	107,783	7,304
Visa, Inc. Class A	101,714	23,672
WEX, Inc. (a)	22,901	4,061
		49,912
Health Care (26.5%):
10X Genomics, Inc. Class A (a)	80,588	4,225
89bio, Inc. (a)	374,632	5,987
Abbott Laboratories	2,881	318
Acadia Healthcare Co., Inc. (a)	2,588	187
Aclaris Therapeutics, Inc. (a)	3,839	34
AdaptHealth Corp. (a)	7,942	94
Addus HomeCare Corp. (a)	1,270	104
Agilent Technologies, Inc.	50,240	6,804
Agilon Health, Inc. (a)	4,295	104

See notes to financial statements.

10

Victory Portfolios III Victory Science & Technology Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Akebia Therapeutics, Inc. (a) (c)	1,576,735	$1,432
Akero Therapeutics, Inc. (a)	48,623	2,175
Aldeyra Therapeutics, Inc. (a)	422,105	4,023
Alnylam Pharmaceuticals, Inc. (a)	483	96
Amedisys, Inc. (a)	702	56
AmerisourceBergen Corp.	1,706	285
Amicus Therapeutics, Inc. (a)	595,970	6,877
Apellis Pharmaceuticals, Inc. (a)	189,799	15,835
Arcellx, Inc. (a)	35,642	1,521
Ardelyx, Inc. (a)	672,365	2,999
Avantor, Inc. (a)	3,917	76
Becton Dickinson and Co.	1,578	417
Biogen, Inc. (a)	771	235
BioMarin Pharmaceutical, Inc. (a)	70,219	6,744
Bio-Techne Corp.	1,066	85
Blueprint Medicines Corp. (a)	670	34
Boston Scientific Corp. (a)	10,498	547
Bridgebio Pharma, Inc. (a)	242,382	3,519
Bristol-Myers Squibb Co.	3,016	201
Cabaletta Bio, Inc. (a)	57,560	597
Celldex Therapeutics, Inc. (a)	1,675	53
Centene Corp. (a)	7,396	510
Chinook Therapeutics, Inc. (a)	88,238	1,766
Cymabay Therapeutics, Inc. (a)	150,305	1,617
Cytokinetics, Inc. (a)	2,851	107
Danaher Corp.	3,600	853
Dexcom, Inc. (a)	2,790	339
Edwards Lifesciences Corp. (a)	4,678	412
Elanco Animal Health, Inc. (a)	9,327	88
Eli Lilly & Co.	3,303	1,307
Encompass Health Corp.	2,883	185
Equillium, Inc. (a)	627,938	391
Exact Sciences Corp. (a)	122,349	7,839
Eyenovia, Inc. (a)	92,644	493
GeneDx Holdings Corp. (a)	1,748,583	478
Gilead Sciences, Inc.	1,235	102
Glaukos Corp. (a)	2,231	106
HCA Healthcare, Inc.	1,758	505
Hologic, Inc. (a)	2,411	207
Humana, Inc.	1,197	635
Illumina, Inc. (a)	1,273	262
Immunovant, Inc. (a)	168,868	2,726
Inari Medical, Inc. (a)	1,533	102
Insulet Corp. (a)	718	228
Intra-Cellular Therapies, Inc. (a)	2,345	146
IVERIC bio, Inc. (a)	333,342	10,964
Karuna Therapeutics, Inc. (a)	744	148
Krystal Biotech, Inc. (a)	53,425	4,488
Laboratory Corp. of America Holdings	800	181
See notes to financial statements.

11

Victory Portfolios III Victory Science & Technology Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
MacroGenics, Inc. (a)	334,982	$2,308
Marinus Pharmaceuticals, Inc. (a)	182,213	1,658
Merck & Co., Inc.	11,290	1,304
Mettler-Toledo International, Inc. (a)	5,172	7,714
Moderna, Inc. (a)	661	88
Molina Healthcare, Inc. (a)	1,229	366
Morphic Holding, Inc. (a)	109,766	5,188
NanoString Technologies, Inc. (a)	10,102	99
Natera, Inc. (a)	55,908	2,836
Nuvalent, Inc. Class A (a)	67,859	2,402
ORIC Pharmaceuticals, Inc. (a)	474,539	2,453
Owens & Minor, Inc. (a)	2,996	47
Pacific Biosciences of California, Inc. (a)	407,864	4,323
Pfizer, Inc.	25,563	994
Pliant Therapeutics, Inc. (a)	106,643	3,013
PTC Therapeutics, Inc. (a)	120,175	6,626
QuidelOrtho Corp. (a)	709	64
Rain Oncology, Inc. (a) (c)	167,514	1,178
Reata Pharmaceuticals, Inc. Class A (a)	82,663	8,172
Regeneron Pharmaceuticals, Inc. (a)	224	180
Regulus Therapeutics, Inc. (a)	627,009	834
Repligen Corp. (a)	816	124
Replimune Group, Inc. (a)	75,320	1,260
Revance Therapeutics, Inc. (a)	186,380	5,932
REVOLUTION Medicines, Inc. (a)	106,606	2,504
Rocket Pharmaceuticals, Inc. (a)	92,180	1,652
Roivant Sciences Ltd. (a)	377,919	3,231
Sage Therapeutics, Inc. (a)	73,162	3,574
Sarepta Therapeutics, Inc. (a)	57,933	7,112
Scholar Rock Holding Corp. (a)	193,299	1,237
Seagen, Inc. (a)	312	62
Shockwave Medical, Inc. (a)	510	148
Stryker Corp.	2,056	616
Surgery Partners, Inc. (a)	3,908	155
Syndax Pharmaceuticals, Inc. (a)	2,228	46
Syneos Health, Inc. (a)	4,804	189
Teleflex, Inc.	702	191
Terns Pharmaceuticals, Inc. (a)	121,414	1,584
TG Therapeutics, Inc. (a)	65,377	1,623
Tyra Biosciences, Inc. (a) (c)	108,243	1,534
Ultragenyx Pharmaceutical, Inc. (a)	850	37
United Therapeutics Corp. (a)	746	172
UnitedHealth Group, Inc.	3,206	1,578
Vaxcyte, Inc. (a)	154,797	6,630
Veeva Systems, Inc. Class A (a)	35,548	6,366
Ventyx Biosciences, Inc. (a)	152,060	5,717
Veracyte, Inc. (a)	3,077	70
Vertex Pharmaceuticals, Inc. (a)	121,280	41,324
Viking Therapeutics, Inc. (a)	314,937	6,711
Waters Corp. (a)	489	147

See notes to financial statements.

12

Victory Portfolios III Victory Science & Technology Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Zoetis, Inc.	3,129	$550
Zymeworks, Inc. (a) (c)	392,008	3,293
		260,065
Industrials (3.0%):
Ceridian HCM Holding, Inc. (a)	74,648	4,739
Genpact Ltd.	90,456	4,030
Lyft, Inc. Class A (a)	707,178	7,249
Paycom Software, Inc. (a)	47,951	13,923
		29,941
Information Technology (46.9%):
Advanced Micro Devices, Inc. (a)	99,549	8,897
Aehr Test Systems (a)	190,116	4,705
Ambarella, Inc. (a)	150,940	9,355
Amplitude, Inc. Class A (a)	495,331	5,622
Applied Materials, Inc.	124,823	14,109
AppLovin Corp. Class A (a)	234,473	3,986
Arista Networks, Inc. (a)	35,045	5,613
Backblaze, Inc. Class A (a)	143,149	595
Bentley Systems, Inc. Class B	26,648	1,134
Calix, Inc. (a)	144,747	6,615
Confluent, Inc. Class A (a)	275,773	6,067
Credo Technology Group Holding Ltd. (a)	396,577	3,216
Dynatrace, Inc. (a)	170,169	7,195
Extreme Networks, Inc. (a)	398,199	7,080
F5, Inc. (a)	16,966	2,280
Fair Isaac Corp. (a)	17,213	12,530
Five9, Inc. (a)	14,231	923
Flex Ltd. (a)	228,497	4,700
Gitlab, Inc. Class A (a) (c)	98,941	3,004
GoDaddy, Inc. Class A (a)	118,218	8,947
Guidewire Software, Inc. (a)	21,722	1,655
Harmonic, Inc. (a)	411,114	5,793
HashiCorp, Inc. Class A (a)	56,760	1,522
HubSpot, Inc. (a)	6,611	2,783
Impinj, Inc. (a)	135,553	11,984
KLA Corp.	14,072	5,439
Lam Research Corp.	15,988	8,379
Lattice Semiconductor Corp. (a)	221,250	17,634
MACOM Technology Solutions Holdings, Inc. (a)	304,587	17,770
Marvell Technology, Inc.	45,677	1,803
MaxLinear, Inc. (a)	307,609	7,423
Micron Technology, Inc.	42,438	2,731
Microsoft Corp.	259,828	79,835
Monolithic Power Systems, Inc.	37,435	17,294
NVIDIA Corp.	77,947	21,629
Okta, Inc. (a)	15,548	1,065
ON Semiconductor Corp. (a)	152,404	10,967
Palo Alto Networks, Inc. (a)	16,369	2,987
RingCentral, Inc. Class A (a)	118,228	3,258

See notes to financial statements.

13

Victory Portfolios III Victory Science & Technology Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rogers Corp. (a)	35,207	$5,667
Salesforce, Inc. (a)	77,860	15,445
Samsara, Inc. Class A (a)	350,133	6,320
Semtech Corp. (a)	365,428	7,122
SentinelOne, Inc. Class A (a)	62,182	999
ServiceNow, Inc. (a)	47,858	21,987
SiTime Corp. (a)	54,073	5,865
Snowflake, Inc. Class A (a)	65,545	9,706
Sprout Social, Inc. Class A (a)	130,310	6,419
Squarespace, Inc. Class A (a)	77,011	2,395
Texas Instruments, Inc.	67,552	11,295
Twilio, Inc. Class A (a)	83,630	4,400
Varonis Systems, Inc. (a)	702,504	16,270
VeriSign, Inc. (a)	9,346	2,073
Wolfspeed, Inc. (a)	46,001	2,141
Workday, Inc. Class A (a)	21,076	3,923
		460,551
Real Estate (0.2%):
Opendoor Technologies, Inc. (a) (c)	1,546,723	2,134
		922,968
Total Common Stocks (Cost $745,752)		973,274
Rights (0.0%) (b)
United States (0.0%):
Health Care (0.0%):
Abiomed, Inc. (a) (e)	145	—	(f)
Contra Clementia Pharmaceuticals (a) (e)	14,251	—	(f)
		—	(f)
Total Rights (Cost $19)		—	(f)
Warrants (0.0%) (b)
United States (0.0%):
Health Care (0.0%):
Athenex, Inc. (a)	5,153,482	—	(f)
Nuvation Bio, Inc. (a)	165,474	21
Regulus Therapeutics, Inc. (a) (h) (i)	470,257	—	(f)
		21
Total Warrants (Cost $640)		21
Collateral for Securities Loaned (0.7%)^
United States (0.7%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (g)	1,593,207	1,594
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (g)	1,593,207	1,593

See notes to financial statements.

14

Victory Portfolios III Victory Science & Technology Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (g)	1,593,207	$1,593
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (g)	1,593,207	1,593
Total Collateral for Securities Loaned (Cost $6,373)		6,373
Total Investments (Cost $752,784) — 99.8%		979,668
Other assets in excess of liabilities — 0.2%		2,401
NET ASSETS — 100.00%		$982,069

At April 30, 2023, the foreign securities held by the underlying funds were 5.1% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of April 30, 2023, the fair value of these securities was $1,810 thousands and amounted to 0.2% of net assets.

(e)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of April 30, 2023. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(f)  Rounds to less than $1 thousand.

(g)  Rate disclosed is the daily yield on April 30, 2023.

(h)  Restricted security that is not registered under the Securities Act of 1933..

(i)  The following table details the acquisition date and cost of the Fund's restricted securities at April 30, 2023 (amount in thousands):

Security Name	Acquisition Date	Cost
Regulus Therapeutics, Inc.	12/03/2020	$588

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

15

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Science & Technology Fund
Assets:
Investments, at value (Cost $752,784)	$979,668	(a)
Foreign currency, at value (Cost $52)	57
Cash	12,359
Receivables:
Interest and dividends	59
Capital shares issued	72
Investments sold	22,972
Reclaims	10
From Adviser	2
Prepaid expenses	7
Total Assets	1,015,206
Liabilities:
Payables:
Collateral received on loaned securities	6,373
Investments purchased	25,411
Capital shares redeemed	482
Accrued expenses and other payables:
Investment advisory fees	536
Administration fees	122
Custodian fees	14
Transfer agent fees	89
Compliance fees	1
Trustees' fees	—	(b)
12b-1 fees	5
Other accrued expenses	104
Total Liabilities	33,137
Net Assets:
Capital	921,708
Total accumulated earnings/(loss)	60,361
Net Assets	$982,069
Net Assets
Fund Shares	$935,858
Class A	46,211
Total	$982,069
Shares (unlimited number of shares authorized with no par value):
Fund Shares	49,214
Class A	2,585
Total	51,799
Net asset value, offering and redemption price per share: (c)
Fund Shares	$19.02
Class A	17.88
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$18.97

(a)  Includes $5,786 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

16

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Science & Technology Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Dividends	$2,083	$3,881
Interest	286	17
Securities lending (net of fees)	185	1,006
Foreign tax withholding	(12)	(15)
Total Income	2,542	4,889
Expenses:
Investment advisory fees	4,944	10,767
Administration fees — Fund Shares	1,074	2,226
Administration fees — Class A	55	122
Sub-Administration fees	30	40
12b-1 fees — Class A	92	203
Custodian fees	62	101
Transfer agent fees — Fund Shares	818	1,192
Transfer agent fees — Class A	37	81
Trustees' fees	35	49
Compliance fees	7	12
Legal and audit fees	73	68
State registration and filing fees	44	64
Interfund lending fees	6	— (b)
Other expenses	135	176
Recoupment of prior expenses waived/reimbursed by Adviser	— (b)	—
Total Expenses	7,412	15,101
Expenses waived/reimbursed by Adviser	(30)	—
Net Expenses	7,382	15,101
Net Investment Income (Loss)	(4,840)	(10,212)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(53,449)	(89,350)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	6,800	(608,567)
Net realized/unrealized gains (losses) on investments	(46,649)	(697,917)
Change in net assets resulting from operations	$(51,489)	$(708,129)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

17

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Science & Technology Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$(4,840)	$(10,212)	$(15,178)
Net realized gains (losses)	(53,449)	(89,350)	319,204
Net change in unrealized appreciation/depreciation	6,800	(608,567)	234,446
Change in net assets resulting from operations	(51,489)	(708,129)	538,472
Distributions to Shareholders:
Fund Shares	—	(232,742)	(99,547)
Class A	—	(13,315)	(6,058)
Change in net assets resulting from distributions to shareholders	—	(246,057)	(105,605)
Change in net assets resulting from capital transactions	(89,808)	44,830	(53,180)
Change in net assets	(141,297)	(909,356)	379,687
Net Assets:
Beginning of period	1,123,366	2,032,722	1,653,035
End of period	$982,069	$1,123,366	$2,032,722
Capital Transactions:
Fund Shares
Proceeds from shares issued	$31,417	$82,344	$175,554
Distributions reinvested	—	228,857	98,069
Cost of shares redeemed	(113,850)	(263,314)	(318,929)
Total Fund Shares	$(82,433)	$47,887	$(45,306)
Class A
Proceeds from shares issued	$600	$2,968	$6,285
Distributions reinvested	—	12,974	5,892
Cost of shares redeemed	(7,975)	(18,999)	(20,051)
Total Class A	$(7,375)	$(3,057)	$(7,874)
Change in net assets resulting from capital transactions	$(89,808)	$44,830	$(53,180)
Share Transactions:
Fund Shares
Issued	1,688	3,009	4,999
Reinvested	—	7,988	2,803
Redeemed	(6,162)	(9,756)	(9,252)
Total Fund Shares	(4,474)	1,241	(1,450)
Class A
Issued	34	113	193
Reinvested	—	480	176
Redeemed	(459)	(710)	(628)
Total Class A	(425)	(117)	(259)
Change in Shares	(4,899)	1,124	(1,709)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

18

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Science & Technology Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)		Year Ended July 31, 2022		Year Ended July 31, 2021		Year Ended July 31, 2020		Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$19.87		$36.68		$28.93		$28.39		$29.19		$26.89
Investment Activities:
Net investment income (loss)	(0.09	)(b)	(0.17	)(b)	(0.26	)(b)	(0.17	)(b)	0.01		—	(c)
Net realized and unrealized gains (losses)	(0.76)		(12.03)		9.92		7.26		2.83		4.50
Total from Investment Activities	(0.85)		(12.20)		9.66		7.09		2.84		4.50
Distributions to Shareholders from:
Net realized gains	—		(4.61)		(1.91)		(6.55)		(3.64)		(2.20)
Total Distributions	—		(4.61)		(1.91)		(6.55)		(3.64)		(2.20)
Net Asset Value, End of Period	$19.02		$19.87		$36.68		$28.93		$28.39		$29.19
Total Return (d) (e)	(4.33)%		(37.07)%		33.71%		30.85%		12.79%		17.55%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.97%		0.95%		0.99%		1.04%		1.02	%(j)	1.04	%(j)
Net Investment Income (Loss) (f)	(0.63)%		(0.64)%		(0.76)%		(0.66)%		(0.39)%		(0.31)%
Gross Expenses (f) (g)	0.97%		0.95%		0.99%		1.04%		1.02	%(j)	1.04	%(j)
Supplemental Data:
Net Assets at end of period (000's)	$935,858		$1,067,016		$1,923,477		$1,559,222		$1,383,956		$1,328,080
Portfolio Turnover (d) (k)	56%		46%		43%		44%		109	%(l)	56%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The expenses paid indirectly decreased the expense ratio by less than 0.01%.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(l)  Reflects increased trading activity due to current year transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

19

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Science & Technology Fund
	Class A
	Nine Months Ended April 30, 2023(a)		Year Ended July 31, 2022		Year Ended July 31, 2021		Year Ended July 31, 2020		Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$18.72		$34.93		$27.71		$27.53		$28.49		$26.36
Investment Activities:
Net investment income (loss)	(0.12	)(b)	(0.24	)(b)	(0.35	)(b)	(0.23	)(b)	(0.07)		(0.08)
Net realized and unrealized gains (losses)	(0.72)		(11.36)		9.48		6.96		2.75		4.41
Total from Investment Activities	(0.84)		(11.60)		9.13		6.73		2.68		4.33
Distributions to Shareholders from:
Net realized gains	—		(4.61)		(1.91)		(6.55)		(3.64)		(2.20)
Total Distributions	—		(4.61)		(1.91)		(6.55)		(3.64)		(2.20)
Net Asset Value, End of Period	$17.88		$18.72		$34.93		$27.71		$27.53		$28.49
Total Return (excludes sales charges) (c) (d)	(4.49)%		(37.26)%		33.27%		30.47%		12.52%		17.24%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	1.24%		1.24%		1.30%		1.33%		1.29	%(i)(j)	1.31	%(i)(k)
Net Investment Income (Loss) (e)	(0.90)%		(0.93)%		(1.07)%		(0.94)%		(0.65)%		(0.57)%
Gross Expenses (e) (f)	1.25%		1.24%		1.30%		1.33%		1.29	%(i)	1.31	%(i)
Supplemental Data:
Net Assets at end of period (000's)	$46,211		$56,350		$109,245		$93,813		$104,773		$115,229
Portfolio Turnover (c) (l)	56%		46%		43%		44%		109	%(m)	56%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The expenses paid indirectly decreased the expense ratio by less than 0.01%.

(j)  Prior to December 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of Class A to 1.35% of the Class A average daily net assets.

(k)  Prior to December 1, 2017, AMCO voluntarily agreed to limit the annual expenses of Class A to 1.35% of the Class A average daily net assets.

(l)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(m)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

20

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA® Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Science & Technology Fund (formerly USAA Science & Technology Fund) (the "Fund"). The Fund offers two classes of shares: Fund Shares and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

21

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts, and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$954,470	$18,804	$—		$973,274
Rights	—	—	—	(a)	—	(a)
Warrants	21	—	—		21
Collateral for Securities Loaned	6,373	—	—		6,373
Total	$960,864	$18,804	$—	(a)	$979,668

(a)  Rounds to less than $1 thousand.

As of April 30, 2023, there were no transfers into/out of Level 3.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

22

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of April 30, 2023, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the

23

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$5,786	$—	$6,373

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations, if any, are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations, if any, are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

24

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the nine months ended April 30, 2023, the Fund did not engage in transactions with affiliated funds.

For the year ended July 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$13	$—	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$554,271	$646,442

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of the largest funds within the Lipper Science & Technology Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

25

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Science & Technology Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2022, to April 30, 2023, performance adjustments were $(663) and $(38) for Fund Shares and Class A, in thousands, respectively. Performance adjustments were (0.09)% and (0.10)% for Fund Shares and Class A, respectively. For the period August 1, 2021, to July 31, 2022, performance adjustments were $(918) and $(56) for Fund Shares and Class A, in thousands, respectively. Performance adjustments were (0.06)% and (0.07)% for Fund Shares and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into a Subadvisory Agreement with Wellington Management Company LLP ("Wellington Management"), under which Wellington directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares and Class A, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred

26

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the nine months ended April 30, 2023, the Distributor did not receive any commissions. For the year ended July 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 1.06%, and 1.34% for Fund Shares and Class A, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2026	Total
$30	$30

As of July 31, 2022, there were no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not

27

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Sector Risk — A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. There is a possibility that the Fund's investments in companies whose values are highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund's portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on

28

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended April 30, 2023, and the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended April 30, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at April 30, 2023	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,278	4.42%	$1,950

*  Based on the number of days borrowings were outstanding for the nine months ended April 30, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,067	1.60%	$2,967

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

29

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$7,178	$(7,178)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

There were no distributions for the four months ended April 30, 2023.

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$31,811	$214,246	$246,057	$9,229	$96,376	$105,605

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Other Earnings (Loss)	Qualified Late-Year Losses*	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$5	$(2,260)	$(155,943)	$218,559	$60,361

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$155,943	$—	$155,943

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$761,109	$300,174	$(81,615)	$218,559

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Science & Technology Fund (Formerly USAA Science & Technology Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Science & Technology Fund (formerly USAA Science & Technology Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

31

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

32

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

33

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

34

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

35

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

36

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

37

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,079.50	$1,020.03	$4.95	$4.81	0.96%
Class A	1,000.00	1,077.80	1,018.70	6.34	6.16	1.23%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

38

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Science & Technology Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreement between the Adviser and Wellington Management Company LLP (the "Subadviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement and Subadvisory Agreement were approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Adviser and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports

39

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadviser and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment was above the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses were above the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Adviser. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary

40

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreement

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

41

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Adviser's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended June 30, 2022, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Adviser's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding the Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices and the Adviser is appropriately monitoring the Fund's performance; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

42

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

31712-0723

April 30, 2023

Annual Report

Victory Small Cap Stock Fund

(Formerly USAA® Small Cap Stock Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	36
Supplemental Information (Unaudited)	37
Trustee and Officer Information	37
Proxy Voting and Portfolio Holdings Information	43
Expense Examples	43
Additional Federal Income Tax Information	44
Advisory Contract Approval	45
Liquidity Risk Management Program	49
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Small Cap Stock Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period began with a rally that continued into mid-August, on hopes that the U.S. Federal Reserve (the "Fed") would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 basis points in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital-backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as deposits moved. Bonds continued to rally with expectations that the Fed rate hikes were nearly complete.

4

Victory Small Cap Stock Fund

Managers' Commentary (continued)

•  How did the Victory Small Cap Stock Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund Shares and Institutional Shares had total returns (at net asset value) of -2.83% and -2.85%, respectively. This compares to returns of -5.08% for the Russell 2000® Index (the "Index"), -6.18% for the S&P SmallCap 600® Index, and -3.63% for the Lipper Small-Cap Core Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Granahan Investment Management, Inc., is an external subadviser to the Fund, while RS Investments Value, Integrity Asset Management, and THB Asset Management are VCM investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchises.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund outperformed the Index as stock selection contributed to performance while sector allocation detracted from performance versus the Index. Stock selection in industrials was a positive contributor while stock selection in health care was a negative contributor. An underweight to real estate helped performance while an underweight to energy hurt performance.

Thank you for allowing us to assist you with your investment needs.

5

Victory Small Cap Stock Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares
INCEPTION DATE	8/2/99	8/1/08
	Net Asset Value	Net Asset Value	Russell 2000® Index[1]	S&P SmallCap 600 Index[2]	Lipper Small-Cap Core Funds Index[3]
One Year	–1.74%	–1.71%	–3.65%	–3.84%	–2.10%
Five Year	6.34%	6.42%	4.15%	5.48%	5.69%
Ten Year	8.17%	8.29%	7.88%	9.59%	8.40%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Small Cap Stock Fund — Growth of $10,000

1The unmanaged Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged S&P SmallCap 600 Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory Small Cap Stock Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term growth of capital.

Top 10 Equity Holdings*:

April 30, 2023

(% of Net Assets)

UFP Industries, Inc.	0.8%
CorVel Corp.	0.8%
RBC Bearings, Inc.	0.8%
Diodes, Inc.	0.7%
Perficient, Inc.	0.7%
Integer Holdings Corp.	0.7%
EMCOR Group, Inc.	0.7%
Topgolf Callaway Brands Corp.	0.7%
Stifel Financial Corp.	0.7%
Magnite, Inc.	0.6%

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.2%)
Communication Services (2.5%):
Cargurus, Inc. (a)	63,262	$1,040
Chicken Soup For The Soul Entertainment, Inc. (a) (b)	126,550	225
Cian PLC, ADR (a) (c)	914	—	(d)
Cinemark Holdings, Inc. (a)	159,500	2,692
Cogent Communications Holdings, Inc.	26,364	1,820
Gray Television, Inc.	51,677	399
IDT Corp. Class B (a)	28,366	942
Iridium Communications, Inc.	18,515	1,175
Lions Gate Entertainment Corp. Class B (a)	109,500	1,169
Madison Square Garden Sports Corp.	11,960	2,398
Magnite, Inc. (a)	618,098	5,810
Shutterstock, Inc.	23,929	1,603
TechTarget, Inc. (a)	33,123	1,129
Thryv Holdings, Inc. (a)	61,704	1,386
United States Cellular Corp. (a)	32,735	695
ZipRecruiter, Inc. (a)	44,966	762
		23,245
Consumer Discretionary (11.1%):
Acushnet Holdings Corp.	61,279	3,072
Adient PLC (a)	17,600	650
Asbury Automotive Group, Inc. (a)	13,706	2,652
Big 5 Sporting Goods Corp. (b)	95,803	755
BJ's Restaurants, Inc. (a)	135,044	4,394
Bloomin' Brands, Inc. (b)	97,980	2,427
Brinker International, Inc. (a)	36,500	1,457
Brunswick Corp.	57,725	4,895
Century Communities, Inc.	35,000	2,357
Columbia Sportswear Co.	15,750	1,316
Dave & Buster's Entertainment, Inc. (a)	25,958	920
Dillard's, Inc. Class A	2,348	701
Etsy, Inc. (a)	9,107	920
First Watch Restaurant Group, Inc. (a)	22,022	354
Foot Locker, Inc.	77,896	3,271
Fox Factory Holding Corp. (a)	24,948	2,766
Frontdoor, Inc. (a)	42,095	1,152
Genius Sports Ltd. (a)	114,063	423
Gentherm, Inc. (a)	52,406	3,126
G-III Apparel Group Ltd. (a)	64,461	1,012
Group 1 Automotive, Inc.	7,895	1,772
Hibbett, Inc.	15,259	829
Installed Building Products, Inc.	15,590	1,937
Kontoor Brands, Inc.	28,561	1,290
Light & Wonder, Inc. (a)	55,150	3,325
Lithia Motors, Inc.	3,209	709
Macy's, Inc.	79,000	1,291
MarineMax, Inc. (a)	40,272	1,173
Marriott Vacations Worldwide Corp.	10,800	1,453

See notes to financial statements.

8

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Meritage Homes Corp.	22,500	$2,881
Modine Manufacturing Co. (a)	51,070	1,068
Murphy USA, Inc.	5,727	1,576
Perdoceo Education Corp. (a)	88,648	1,151
Portillo's, Inc. Class A (a)	97,975	2,118
PVH Corp.	22,720	1,950
Signet Jewelers Ltd.	39,700	2,921
Smith & Wesson Brands, Inc.	118,877	1,429
Sonic Automotive, Inc. Class A	28,836	1,284
Sonos, Inc. (a)	215,066	4,546
Steven Madden Ltd.	45,300	1,587
Stoneridge, Inc. (a)	27,948	526
Taylor Morrison Home Corp. (a)	65,157	2,808
The Lovesac Co. (a)	17,510	460
The Wendy's Co.	93,620	2,069
Thor Industries, Inc.	36,858	2,913
ThredUp, Inc. Class A (a) (b)	186,123	491
Topgolf Callaway Brands Corp. (a)	286,096	6,343
Tri Pointe Homes, Inc. (a)	118,233	3,391
Under Armour, Inc. Class C (a)	170,020	1,367
Upbound Group, Inc.	53,955	1,438
Visteon Corp. (a)	14,690	2,062
W.W. International, Inc. (a)	64,047	535
Winnebago Industries, Inc.	20,602	1,198
YETI Holdings, Inc. (a)	32,397	1,278
		101,789
Consumer Staples (2.5%):
Central Garden & Pet Co. Class A (a)	29,849	1,055
Edgewell Personal Care Co.	29,227	1,276
Grocery Outlet Holding Corp. (a)	40,050	1,193
Herbalife Ltd. (a)	42,237	628
Ingles Markets, Inc. Class A	15,478	1,425
Medifast, Inc.	10,734	984
MGP Ingredients, Inc.	11,247	1,110
National Beverage Corp. (a)	11,031	548
Nomad Foods Ltd. (a)	127,360	2,394
Sprouts Farmers Market, Inc. (a)	32,790	1,136
The Andersons, Inc.	33,150	1,482
The Beauty Health Co. (a)	109,113	1,250
The Simply Good Foods Co. (a)	37,400	1,360
The Vita Coco Co., Inc. (a) (b)	71,348	1,545
U.S. Foods Holding Corp. (a)	61,320	2,355
USANA Health Sciences, Inc. (a)	21,290	1,413
Vector Group Ltd.	138,107	1,759
		22,913
Energy (5.4%):
Arch Resources, Inc.	7,599	929
Atlas Energy Solutions, Inc. Class A (a)	100,160	1,807
Cactus, Inc. Class A	61,057	2,472

See notes to financial statements.

9

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
California Resources Corp.	25,190	$1,020
Chord Energy Corp.	14,700	2,092
Civitas Resources, Inc.	56,210	3,881
CONSOL Energy, Inc.	29,236	1,735
Crescent Energy Co. Class A (b)	100,048	1,162
CVR Energy, Inc.	27,597	727
DHT Holdings, Inc.	77,559	736
Diamond Offshore Drilling, Inc. (a)	153,400	1,762
Dorian LPG Ltd.	51,699	1,149
Expro Group Holdings NV (a)	231,827	4,611
Green Plains, Inc. (a)	108,992	3,724
Gulfport Energy Corp. (a)	12,140	1,098
International Seaways, Inc.	50,696	2,019
Magnolia Oil & Gas Corp. Class A	59,498	1,257
Matador Resources Co.	28,568	1,401
Northern Oil and Gas, Inc.	64,460	2,138
PBF Energy, Inc. Class A	34,157	1,191
PDC Energy, Inc.	14,220	925
Permian Resources Corp.	187,000	1,954
Plains GP Holdings LP Class A	117,680	1,577
RPC, Inc.	540,286	3,993
SM Energy Co.	46,985	1,319
Solaris Oilfield Infrastructure, Inc. Class A	271,695	2,087
Teekay Corp. (a)	216,227	1,222
		49,988
Financials (15.2%):
Ameris Bancorp	51,300	1,719
Arbor Realty Trust, Inc.	56,514	648
Ares Commercial Real Estate Corp.	53,210	458
Artisan Partners Asset Management, Inc. Class A	82,511	2,861
Assured Guaranty Ltd.	22,750	1,226
Atlantic Union Bankshares Corp.	52,700	1,508
Banc of California, Inc.	85,000	965
Bank of Hawaii Corp.	18,207	882
Blackstone Mortgage Trust, Inc. Class A	78,100	1,425
Bread Financial Holdings, Inc.	30,222	834
Cathay General Bancorp	26,785	854
Chimera Investment Corp.	112,309	638
Donnelley Financial Solutions, Inc. (a)	26,998	1,168
Dynex Capital, Inc.	100,000	1,186
Employers Holdings, Inc.	59,892	2,371
Enova International, Inc. (a)	35,904	1,577
Essent Group Ltd.	51,755	2,198
Euronet Worldwide, Inc. (a)	40,278	4,460
EVERTEC, Inc.	165,959	5,757
FB Financial Corp.	44,400	1,307
Federated Hermes, Inc.	92,970	3,848
First Bancorp	249,890	2,936
First Bancorp/Southern Pines NC	33,570	1,033
First Busey Corp.	164,175	2,985

See notes to financial statements.

10

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
First Merchants Corp.	52,500	$1,532
Genworth Financial, Inc. (a)	283,876	1,649
Globe Life, Inc.	27,470	2,981
Goosehead Insurance, Inc. Class A (a)	8,000	460
Hagerty, Inc. Class A (a) (b)	21,540	216
Heartland Financial USA, Inc.	27,882	908
Heritage Financial Corp.	20,473	361
Home BancShares, Inc.	154,494	3,363
Houlihan Lokey, Inc.	31,093	2,841
International Bancshares Corp.	40,659	1,735
James River Group Holdings Ltd.	117,391	2,286
Kemper Corp.	85,992	4,183
Kinsale Capital Group, Inc.	10,219	3,339
Ladder Capital Corp.	123,000	1,150
MGIC Investment Corp.	114,238	1,699
Moelis & Co. Class A	26,019	986
Mr. Cooper Group, Inc. (a)	37,212	1,723
New York Community Bancorp, Inc.	173,865	1,859
New York Mortgage Trust, Inc.	57,371	590
NMI Holdings, Inc. Class A (a)	61,581	1,441
Northwest Bancshares, Inc.	121,000	1,414
OFG Bancorp	113,171	2,894
Pacific Premier Bancorp, Inc.	72,000	1,601
Paysafe Ltd. (a)	37,628	540
PennyMac Financial Services, Inc.	27,610	1,725
Pinnacle Financial Partners, Inc.	23,790	1,290
PJT Partners, Inc. Class A	27,310	1,878
Primerica, Inc.	31,370	5,725
Prosperity Bancshares, Inc.	29,700	1,860
RLI Corp.	24,038	3,342
Safety Insurance Group, Inc.	8,160	596
Selective Insurance Group, Inc.	25,599	2,466
ServisFirst Bancshares, Inc.	24,721	1,248
SouthState Corp.	60,084	4,145
Stewart Information Services Corp.	55,050	2,293
Stifel Financial Corp.	103,622	6,214
StoneCo Ltd. Class A (a)	112,916	1,391
Synovus Financial Corp.	33,682	1,037
Texas Capital Bancshares, Inc. (a)	79,180	3,979
The Bancorp, Inc. (a)	34,371	1,097
The Bank of NT Butterfield & Son Ltd.	38,280	985
The Hanover Insurance Group, Inc.	10,102	1,208
Toast, Inc. Class A (a)	64,032	1,165
UMB Financial Corp.	22,110	1,406
United Community Banks, Inc.	79,200	1,972
Valley National Bancorp	248,120	2,327
Virtus Investment Partners, Inc.	8,565	1,561
White Mountains Insurance Group Ltd.	1,580	2,263
		139,768
See notes to financial statements.

11

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (18.0%):
AbCellera Biologics, Inc. (a)	144,938	$983
ACADIA Pharmaceuticals, Inc. (a)	55,547	1,185
Akoya Biosciences, Inc. (a)	95,700	666
Alector, Inc. (a)	133,480	881
Alkermes PLC (a)	53,036	1,514
AMN Healthcare Services, Inc. (a)	14,968	1,292
Amneal Pharmaceuticals, Inc. (a)	272,939	527
Apellis Pharmaceuticals, Inc. (a)	23,959	1,999
Arcus Biosciences, Inc. (a)	151,201	2,699
Arrowhead Pharmaceuticals, Inc. (a)	24,849	880
Avanos Medical, Inc. (a)	51,821	1,531
Azenta, Inc. (a)	70,864	3,082
Bausch + Lomb Corp. (a)	94,910	1,657
Beam Therapeutics, Inc. (a)	13,729	422
BioLife Solutions, Inc. (a)	74,182	1,303
Biomerica, Inc. (a)	111,134	148
bluebird bio, Inc. (a)	347,350	1,511
Blueprint Medicines Corp. (a)	35,780	1,827
Brookdale Senior Living, Inc. (a)	221,286	949
CareDx, Inc. (a)	45,392	367
Castle Biosciences, Inc. (a)	106,407	2,408
Catalyst Pharmaceuticals, Inc. (a)	62,425	994
Collegium Pharmaceutical, Inc. (a)	44,980	1,047
Corcept Therapeutics, Inc. (a)	92,957	2,094
CorVel Corp. (a)	37,964	7,670
Cross Country Healthcare, Inc. (a)	39,263	863
CryoPort, Inc. (a)	29,864	628
CytoSorbents Corp. (a)	183,063	448
Definitive Healthcare Corp. (a)	183,433	1,963
Dynavax Technologies Corp. (a)	76,719	799
Eagle Pharmaceuticals, Inc. (a)	14,177	398
Edgewise Therapeutics, Inc. (a)	117,850	1,034
Emergent BioSolutions, Inc. (a)	36,225	320
Encompass Health Corp.	60,240	3,864
Evolent Health, Inc. Class A (a)	60,997	2,221
Figs, Inc. Class A (a)	206,888	1,490
Fulgent Genetics, Inc. (a)	36,489	1,079
Globus Medical, Inc. (a)	23,290	1,354
Haemonetics Corp. (a)	29,694	2,486
Halozyme Therapeutics, Inc. (a)	123,551	3,970
Harmony Biosciences Holdings, Inc. (a)	15,538	501
Health Catalyst, Inc. (a)	98,994	1,247
HealthEquity, Inc. (a)	7,737	414
iCAD, Inc. (a)	138,535	201
ICU Medical, Inc. (a)	5,814	1,100
ImmunoGen, Inc. (a)	141,126	761
Insmed, Inc. (a)	50,600	987
Integer Holdings Corp. (a)	78,757	6,486
Intellia Therapeutics, Inc. (a)	40,566	1,531

See notes to financial statements.

12

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ironwood Pharmaceuticals, Inc. (a)	272,608	$2,838
iTeos Therapeutics, Inc. (a)	61,884	850
Kezar Life Sciences, Inc. (a)	269,800	656
Kiniksa Pharmaceuticals Ltd. Class A (a)	95,954	1,031
LivaNova PLC (a)	34,050	1,631
MaxCyte, Inc. (a)	58,300	291
Medpace Holdings, Inc. (a)	24,703	4,944
Merit Medical Systems, Inc. (a)	32,027	2,603
Mesa Laboratories, Inc.	6,284	1,046
Mirati Therapeutics, Inc. (a)	27,750	1,230
ModivCare, Inc. (a)	9,949	633
MoonLake Immunotherapeutics (a)	20,029	427
Myriad Genetics, Inc. (a)	41,637	886
Natera, Inc. (a)	39,540	2,005
Neogen Corp. (a)	208,480	3,590
Nupathe, Inc. (a) (c)	133,709	—	(d)
Olink Holding AB, ADR (a)	69,966	1,509
Omniab, Inc. (a) (c)	7,105	—
Omniab, Inc. (a) (c)	7,105	—
Omnicell, Inc. (a)	23,308	1,416
OrthoPediatrics Corp. (a)	46,531	2,347
Owens & Minor, Inc. (a)	63,036	980
Pacific Biosciences of California, Inc. (a)	144,774	1,535
Pacira BioSciences, Inc. (a)	36,331	1,646
Patterson Cos., Inc.	56,808	1,540
Perrigo Co. PLC	35,361	1,315
Phreesia, Inc. (a)	16,653	527
Pliant Therapeutics, Inc. (a)	68,990	1,949
Prestige Consumer Healthcare, Inc. (a)	52,664	3,240
Prothena Corp. PLC (a)	31,261	1,645
Quanterix Corp. (a)	144,925	1,832
Repligen Corp. (a)	12,308	1,866
Revance Therapeutics, Inc. (a)	37,886	1,206
Select Medical Holdings Corp.	116,427	3,551
Shockwave Medical, Inc. (a)	4,500	1,306
SI-BONE, Inc. (a)	118,794	2,625
SIGA Technologies, Inc.	174,064	1,015
STAAR Surgical Co. (a)	64,872	4,571
Stoke Therapeutics, Inc. (a)	106,950	951
Supernus Pharmaceuticals, Inc. (a)	47,400	1,747
Tandem Diabetes Care, Inc. (a)	52,000	2,058
Tenet Healthcare Corp. (a)	36,400	2,669
The Ensign Group, Inc.	57,304	5,564
TransMedics Group, Inc. (a)	14,000	1,107
U.S. Physical Therapy, Inc.	12,466	1,327
UFP Technologies, Inc. (a)	21,854	3,012
Vanda Pharmaceuticals, Inc. (a)	127,610	783
Veracyte, Inc. (a)	68,888	1,560
Vericel Corp. (a)	126,358	3,981

See notes to financial statements.

13

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Vir Biotechnology, Inc. (a)	43,326	$1,090
Xenon Pharmaceuticals, Inc. (a)	29,283	1,179
Zymeworks, Inc. (a)	97,069	815
		165,906
Industrials (18.9%):
AAON, Inc.	24,131	2,365
AAR Corp. (a)	39,765	2,099
ACCO Brands Corp.	171,888	787
Alta Equipment Group, Inc.	54,269	767
Ameresco, Inc. Class A (a)	35,606	1,481
Applied Industrial Technologies, Inc.	8,860	1,202
ArcBest Corp.	29,905	2,823
Array Technologies, Inc. (a)	171,243	3,502
Atkore, Inc. (a)	29,383	3,712
Axon Enterprise, Inc. (a)	14,497	3,055
BlueLinx Holdings, Inc. (a)	17,819	1,248
Boise Cascade Co.	43,102	2,944
BWX Technologies, Inc.	25,157	1,625
Cadre Holdings, Inc.	41,409	872
Casella Waste Systems, Inc. (a)	38,520	3,428
Chart Industries, Inc. (a)	25,235	3,359
Clean Harbors, Inc. (a)	12,980	1,884
Columbus McKinnon Corp.	46,029	1,598
Conduent, Inc. (a)	200,155	703
Core & Main, Inc. Class A (a)	72,060	1,878
CoreCivic, Inc. (a)	67,112	590
CRA International, Inc.	12,148	1,277
Crane NXT Co.	18,420	872
Curtiss-Wright Corp.	12,130	2,060
Daseke, Inc. (a)	82,159	672
Deluxe Corp.	52,084	789
EMCOR Group, Inc.	37,339	6,385
Encore Wire Corp.	11,246	1,758
Enovix Corp. (a) (b)	130,135	1,408
EnPro Industries, Inc.	5,793	546
Esab Corp.	27,000	1,576
ESCO Technologies, Inc.	19,200	1,797
ExlService Holdings, Inc. (a)	32,403	5,780
Exponent, Inc.	57,558	5,298
Federal Signal Corp.	27,926	1,435
Finning International, Inc.	43,120	1,118
Fiverr International Ltd. (a)	7,087	259
Fluor Corp. (a)	45,520	1,323
Forward Air Corp.	30,279	3,195
Franklin Covey Co. (a)	4,916	180
FTI Consulting, Inc. (a)	11,116	2,006
Gibraltar Industries, Inc. (a)	100,896	5,049
Golden Ocean Group Ltd. (b)	117,286	1,073
Granite Construction, Inc.	39,100	1,491
Hayward Holdings, Inc. (a)	136,941	1,649

See notes to financial statements.

14

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hexcel Corp.	60,322	$4,348
Hub Group, Inc. Class A (a)	21,450	1,617
Hudson Technologies, Inc. (a)	93,211	720
ICF International, Inc.	10,810	1,232
JELD-WEN Holding, Inc. (a)	90,785	1,160
Kforce, Inc.	13,494	798
Kirby Corp. (a)	20,542	1,476
Korn Ferry	20,872	1,002
Kornit Digital Ltd. (a)	154,851	2,828
Landstar System, Inc.	23,392	4,118
Marten Transport Ltd.	25,494	515
Matson, Inc.	21,519	1,464
Moog, Inc. Class A	20,644	1,860
Mueller Industries, Inc.	21,515	1,546
Mueller Water Products, Inc. Class A	114,960	1,540
MYR Group, Inc. (a)	12,164	1,557
NOW, Inc. (a)	388,518	4,145
Paycom Software, Inc. (a)	1,900	552
Paylocity Holding Corp. (a)	3,984	770
RBC Bearings, Inc. (a)	30,844	7,002
Ritchie Bros Auctioneers, Inc.	15,850	906
Rush Enterprises, Inc. Class A	29,151	1,548
Ryder System, Inc.	13,524	1,071
Saia, Inc. (a)	10,950	3,261
Standex International Corp.	16,224	1,992
Terex Corp.	34,621	1,544
The AZEK Co., Inc. (a)	36,184	982
The GEO Group, Inc. (a)	109,088	821
The Timken Co.	36,373	2,795
Titan Machinery, Inc. (a)	19,170	601
Trex Co., Inc. (a)	17,927	980
TTEC Holdings, Inc.	25,565	871
UFP Industries, Inc.	99,607	7,821
UniFirst Corp.	8,722	1,428
Veritiv Corp.	10,034	1,153
Verra Mobility Corp. (a)	42,620	722
Vicor Corp. (a)	14,701	632
Wabash National Corp.	50,728	1,302
Watts Water Technologies, Inc. Class A	11,644	1,883
Werner Enterprises, Inc.	51,871	2,343
WillScot Mobile Mini Holdings Corp. (a)	106,929	4,855
WNS Holdings Ltd., ADR (a)	29,730	2,681
Zurn Elkay Water Solutions Corp.	48,390	1,043
		174,403
Information Technology (14.5%):
908 Devices, Inc. (a) (b)	229,484	1,551
A10 Networks, Inc.	60,235	852
Adeia, Inc.	103,750	793
Advanced Energy Industries, Inc.	53,645	4,640
Airgain, Inc. (a)	141,085	828

See notes to financial statements.

15

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Akoustis Technologies, Inc. (a)	228,729	$652
Ambarella, Inc. (a)	44,156	2,737
Arteris, Inc. (a)	127,366	474
Avid Technology, Inc. (a)	28,998	856
AXT, Inc. (a)	247,717	661
Badger Meter, Inc.	14,191	1,878
Belden, Inc.	43,070	3,398
Canadian Solar, Inc. (a) (b)	6,889	258
CEVA, Inc. (a)	75,361	1,894
Ciena Corp. (a)	41,867	1,928
CommVault Systems, Inc. (a)	11,280	657
Confluent, Inc. Class A (a)	61,350	1,350
Consensus Cloud Solutions, Inc. (a)	14,240	532
CyberArk Software Ltd. (a)	7,195	896
Digital Turbine, Inc. (a)	322,582	3,784
Diodes, Inc. (a)	83,202	6,631
Ebix, Inc.	56,803	924
Enphase Energy, Inc. (a)	6,000	985
ePlus, Inc. (a)	79,787	3,474
First Solar, Inc. (a)	4,701	858
FormFactor, Inc. (a)	172,441	4,709
Globant SA (a)	2,911	457
Grid Dynamics Holdings, Inc. (a)	129,540	1,408
Guidewire Software, Inc. (a)	27,160	2,069
Harmonic, Inc. (a)	191,341	2,696
HubSpot, Inc. (a)	1,850	779
indie Semiconductor, Inc. Class A (a) (b)	456,336	3,454
Infinera Corp. (a)	246,582	1,561
Insight Enterprises, Inc. (a)	32,853	3,974
JFrog Ltd. (a)	13,600	253
Knowles Corp. (a)	69,653	1,176
Kulicke & Soffa Industries, Inc.	28,166	1,342
Limelight Networks, Inc. (a) (b)	1,193,620	789
Methode Electronics, Inc.	30,257	1,240
Monolithic Power Systems, Inc.	2,385	1,102
NetScout Systems, Inc. (a)	39,544	1,076
Nutanix, Inc. Class A (a)	70,584	1,693
Okta, Inc. (a)	6,650	456
Onto Innovation, Inc. (a)	22,418	1,815
OSI Systems, Inc. (a)	19,582	2,212
Perficient, Inc. (a)	100,170	6,503
Photronics, Inc. (a)	63,721	921
Plexus Corp. (a)	14,925	1,305
Porch Group, Inc. (a) (b)	449,394	409
Power Integrations, Inc.	42,398	3,086
Progress Software Corp.	28,500	1,564
PROS Holdings, Inc. (a)	95,510	2,710
PTC, Inc. (a)	15,949	2,006
Pure Storage, Inc. Class A (a)	119,989	2,739

See notes to financial statements.

16

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Qualys, Inc. (a)	23,990	$2,709
Radware Ltd. (a)	84,314	1,699
Rapid7, Inc. (a)	48,415	2,353
Riskified Ltd. Class A (a)	95,647	470
Sanmina Corp. (a)	59,475	3,108
Silicon Laboratories, Inc. (a)	7,846	1,093
SiTime Corp. (a)	5,155	559
SolarEdge Technologies, Inc. (a)	900	257
SolarWinds Corp. (a)	66,345	572
SoundThinking, Inc. (a)	15,551	463
Sprout Social, Inc. Class A (a)	30,113	1,483
SPS Commerce, Inc. (a)	15,984	2,354
Squarespace, Inc. Class A (a)	32,212	1,002
Synaptics, Inc. (a)	17,542	1,554
Twilio, Inc. Class A (a)	15,625	822
Varonis Systems, Inc. (a)	44,422	1,029
Veeco Instruments, Inc. (a)	215,118	3,962
Verint Systems, Inc. (a)	116,000	4,233
Veritone, Inc. (a) (b)	27,399	130
Vishay Intertechnology, Inc.	77,534	1,651
Workiva, Inc. (a)	8,240	770
Xerox Holdings Corp.	79,856	1,251
Zeta Global Holdings Corp. Class A (a)	83,796	814
		133,333
Materials (3.2%):
AdvanSix, Inc.	11,135	420
Alpha Metallurgical Resources, Inc.	5,895	864
ATI, Inc. (a)	44,000	1,699
Axalta Coating Systems Ltd. (a)	49,330	1,557
Balchem Corp.	21,893	2,877
Century Aluminum Co. (a)	116,300	999
Commercial Metals Co.	38,207	1,784
Constellium SE (a)	111,500	1,656
Ecovyst, Inc. (a)	174,500	1,981
Graphic Packaging Holding Co.	77,120	1,902
Greif, Inc. Class A	25,020	1,571
Materion Corp.	25,505	2,763
O-I Glass, Inc. (a)	93,700	2,105
Olin Corp.	31,760	1,760
Summit Materials, Inc. Class A (a)	45,656	1,251
Sylvamo Corp.	14,739	675
TimkenSteel Corp. (a)	57,489	962
Tronox Holdings PLC	74,755	1,023
Warrior Met Coal, Inc.	34,453	1,191
		29,040
Real Estate (5.0%):
Alexander & Baldwin, Inc.	92,012	1,769
Apartment Investment and Management Co.	80,372	629
Armada Hoffler Properties, Inc.	50,611	593

See notes to financial statements.

17

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Brandywine Realty Trust	104,813	$412
CareTrust REIT, Inc.	80,180	1,563
Compass, Inc. Class A (a)	160,148	375
Corporate Office Properties Trust	65,680	1,503
CTO Realty Growth, Inc. (b)	31,845	536
DiamondRock Hospitality Co.	205,000	1,663
DigitalBridge Group, Inc. (b)	58,634	729
Easterly Government Properties, Inc.	100,000	1,407
Equity Commonwealth	148,040	3,067
Essential Properties Realty Trust, Inc.	77,360	1,915
Four Corners Property Trust, Inc.	78,250	1,996
Gladstone Commercial Corp.	32,630	390
Gladstone Land Corp.	31,338	505
Hudson Pacific Properties, Inc.	82,300	458
Independence Realty Trust, Inc.	53,343	888
Kennedy-Wilson Holdings, Inc.	30,650	514
Kite Realty Group Trust	46,758	969
LXP Industrial Trust	189,700	1,783
National Health Investors, Inc.	14,337	714
Office Properties Income Trust	43,583	284
Outfront Media, Inc.	45,654	761
Pebblebrook Hotel Trust	48,920	696
Physicians Realty Trust	142,750	2,058
PotlatchDeltic Corp.	69,033	3,191
Redfin Corp. (a)	94,308	703
Ryman Hospitality Properties, Inc.	11,618	1,042
Sabra Health Care REIT, Inc.	157,000	1,790
Service Properties Trust	88,545	777
SITE Centers Corp.	165,000	2,036
STAG Industrial, Inc.	108,681	3,681
Summit Hotel Properties, Inc.	173,000	1,114
The Howard Hughes Corp. (a)	27,180	2,103
The Macerich Co.	66,909	668
Veris Residential, Inc. (a)	67,855	1,109
		46,391
Utilities (1.9%):
ALLETE, Inc.	56,171	3,504
Black Hills Corp.	23,390	1,527
Brookfield Infrastructure Corp. Class A	32,705	1,393
Clearway Energy, Inc. Class C	44,136	1,340
NorthWestern Corp.	34,554	2,026
ONE Gas, Inc.	45,370	3,491
Otter Tail Corp.	27,873	2,004
Portland General Electric Co.	45,625	2,310
		17,595
Total Common Stocks (Cost $848,440)		904,371

See notes to financial statements.

18

Victory Portfolios III Victory Small Cap Stock Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rights (0.0%) (e)
Health Care (0.0%):
Flexion Therapeutics, Inc. (a) (c)	58,207	$1
Total Rights (Cost $36)		1
Exchange-Traded Funds (0.4%)
iShares Russell 2000 ETF (b)	21,900	3,837
Total Exchange-Traded Funds (Cost $3,956)		3,837
Collateral for Securities Loaned (1.8%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (f)	4,187,294	4,187
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (f)	4,187,294	4,188
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (f)	4,187,294	4,187
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (f)	4,187,294	4,187
Total Collateral for Securities Loaned (Cost $16,749)		16,749
Total Investments (Cost $869,181) — 100.4%		924,958
Liabilities in excess of other assets — (0.4)%		(3,298)
NET ASSETS — 100.00%		$921,660

At April 30, 2023, the Fund's investments in foreign securities were 5.7% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of April 30, 2023. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(d)  Rounds to less than $1 thousand.

(e)  Amount represents less than 0.05% of net assets.

(f)  Rate disclosed is the daily yield on April 30, 2023.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

19

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Small Cap Stock Fund
Assets:
Investments, at value (Cost $869,181)	$924,958	(a)
Cash	12,310
Receivables:
Interest and dividends	216
Capital shares issued	2,267
Investments sold	3,950
From Adviser	18
Prepaid expenses	12
Total Assets	943,731
Liabilities:
Payables:
Collateral received on loaned securities	16,749
Investments purchased	4,174
Capital shares redeemed	323
Accrued expenses and other payables:
Investment advisory fees	529
Administration fees	99
Custodian fees	9
Transfer agent fees	89
Compliance fees	1
Trustees' fees	—	(b)
Other accrued expenses	98
Total Liabilities	22,071
Net Assets:
Capital	919,567
Total accumulated earnings/(loss)	2,093
Net Assets	$921,660
Net Assets
Fund Shares	$561,071
Institutional Shares	360,589
Total	$921,660
Shares (unlimited number of shares authorized with no par value):
Fund Shares	48,470
Institutional Shares	30,480
Total	78,950
Net asset value, offering and redemption price per share: (c)
Fund Shares	$11.58
Institutional Shares	11.83

(a)  Includes $16,138 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

20

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Small Cap Stock Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Dividends	$9,211	$10,910
Interest	149	8
Securities lending (net of fees)	208	538
Foreign tax withholding	(25)	(25)
Total Income	9,543	11,431
Expenses:
Investment advisory fees	5,203	9,148
Administration fees — Fund Shares	661	1,090
Administration fees — Institutional Shares	269	438
Sub-Administration fees	82	109
Custodian fees	41	70
Transfer agent fees — Fund Shares	550	789
Transfer agent fees — Institutional Shares	269	438
Trustees' fees	35	49
Compliance fees	7	9
Legal and audit fees	63	59
State registration and filing fees	44	50
Interfund lending fees	—	— (b)
Line of credit fees	— (b)	1
Other expenses	132	154
Total Expenses	7,356	12,404
Expenses waived/reimbursed by Adviser	(86)	(73)
Net Expenses	7,270	12,331
Net Investment Income (Loss)	2,273	(900)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(28,815)	141,932
Net change in unrealized appreciation/depreciation on investment securities	(2,282)	(279,245)
Net realized/unrealized gains (losses) on investments	(31,097)	(137,313)
Change in net assets resulting from operations	$(28,824)	$(138,213)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

21

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Small Cap Stock Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$2,273	$(900)	$(180)
Net realized gains (losses)	(28,815)	141,932	372,920
Net change in unrealized appreciation/depreciation	(2,282)	(279,245)	210,737
Change in net assets resulting from operations	(28,824)	(138,213)	583,477
Distributions to Shareholders:
Fund Shares	(33,366)	(241,242)	(59,223)
Institutional Shares	(19,905)	(116,892)	(51,168)
Change in net assets resulting from distributions to shareholders	(53,271)	(358,134)	(110,391)
Change in net assets resulting from capital transactions	28,195	8,529	(161,900)
Change in net assets	(53,900)	(487,818)	311,186
Net Assets:
Beginning of period	975,560	1,463,378	1,152,192
End of period	$921,660	$975,560	$1,463,378
Capital Transactions:
Fund Shares
Proceeds from shares issued	$19,583	$43,857	$65,154
Distributions reinvested	33,025	238,354	58,491
Cost of shares redeemed	(64,323)	(131,418)	(150,399)
Total Fund Shares	$(11,715)	$150,793	$(26,754)
Institutional Shares
Proceeds from shares issued	$56,042	$102,131	$35,252
Distributions reinvested	19,887	116,737	51,148
Cost of shares redeemed	(36,019)	(361,132)	(221,546)
Total Institutional Shares	$39,910	$(142,264)	$(135,146)
Change in net assets resulting from capital transactions	$28,195	$8,529	$(161,900)
Share Transactions:
Fund Shares
Issued	1,621	2,739	3,291
Reinvested	2,818	16,656	3,230
Redeemed	(5,346)	(8,545)	(7,982)
Total Fund Shares	(907)	10,850	(1,461)
Institutional Shares
Issued	4,448	6,818	1,795
Reinvested	1,661	8,001	2,787
Redeemed	(2,936)	(17,462)	(11,634)
Total Institutional Shares	3,173	(2,643)	(7,052)
Change in Shares	2,266	8,207	(8,513)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

22

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Small Cap Stock Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022		Year Ended July 31, 2021		Year Ended July 31, 2020	Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$12.63	$21.25		$14.88		$16.74	$19.33		$18.02
Investment Activities:
Net investment income (loss)	0.03 (b)	(0.01	)(b)	(0.01	)(b)	0.05 (b)	0.07		0.05
Net realized and unrealized gains (losses)	(0.38)	(2.14)		7.95		(0.28)	(0.71)		3.19
Total from Investment Activities	(0.35)	(2.15)		7.94		(0.23)	(0.64)		3.24
Distributions to Shareholders from:
Net investment income	—	—		(0.14)		(0.03)	(0.04)		(0.07)
Net realized gains	(0.70)	(6.47)		(1.43)		(1.60)	(1.91)		(1.86)
Total Distributions	(0.70)	(6.47)		(1.57)		(1.63)	(1.95)		(1.93)
Net Asset Value, End of Period	$11.58	$12.63		$21.25		$14.88	$16.74		$19.33
Total Return (c) (d)	(2.83)%	(13.71)%		55.25%		(2.21)%	(2.07)%		19.21%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	1.06%	1.08%		1.10%		1.10%	1.06	%(i)	1.06	%(i)
Net Investment Income (Loss) (e)	0.28%	(0.09)%		(0.04)%		0.33%	0.58%		0.31%
Gross Expenses (e) (f)	1.06%	1.08%		1.10%		1.10%	1.06	%(i)	1.06	%(i)
Supplemental Data:
Net Assets at end of period (000's)	$561,071	$623,725		$818,576		$595,019	$694,015		$758,065
Portfolio Turnover (c) (j)	55%	77%		85%		71%	84%		68%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

23

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Small Cap Stock Fund
	Institutional Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022		Year Ended July 31, 2021		Year Ended July 31, 2020	Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$12.88	$21.53		$15.06		$16.91	$19.50		$18.16
Investment Activities:
Net investment income (loss)	0.04 (b)	(0.01	)(b)	—	(b)(c)	0.07 (b)	0.08		0.07
Net realized and unrealized gains (losses)	(0.39)	(2.17)		8.04		(0.28)	(0.71)		3.22
Total from Investment Activities	(0.35)	(2.18)		8.04		(0.21)	(0.63)		3.29
Distributions to Shareholders from:
Net investment income	—	—		(0.14)		(0.04)	(0.05)		(0.09)
Net realized gains	(0.70)	(6.47)		(1.43)		(1.60)	(1.91)		(1.86)
Total Distributions	(0.70)	(6.47)		(1.57)		(1.64)	(1.96)		(1.95)
Net Asset Value, End of Period	$11.83	$12.88		$21.53		$15.06	$16.91		$19.50
Total Return (d) (e)	(2.85)%	(13.60)%		55.30%		(2.08)%	(1.98)%		19.36%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.96%	1.03%		1.04%		0.98%	0.96	%(j)	0.95	%(j)
Net Investment Income (Loss) (f)	0.38%	(0.06)%		0.02%		0.45%	0.67%		0.42%
Gross Expenses (f) (g)	0.99%	1.04%		1.05%		0.99%	0.96	%(j)	0.95	%(j)
Supplemental Data:
Net Assets at end of period (000's)	$360,589	$351,835		$644,802		$557,173	$904,981		$996,393
Portfolio Turnover (d) (k)	55%	77%		85%		71%	84%		68%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratio by less than 0.01%.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

24

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Small Cap Stock Fund (formerly USAA Small Cap Stock Fund) (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

25

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts, and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2		Level 3		Total
Common Stocks	$904,371		$—	$—	(a)	$904,371
Rights	—		—	1		1
Exchange-Traded Funds	3,837		—	—		3,837
Collateral for Securities Loaned	16,749		—	—		16,749
Total	$924,957	$		$1		$924,958

(a)  Rounds to less than $1 thousand.

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market

26

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of April 30, 2023, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash

27

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$16,138	$—	$16,749

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations, if any are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations, if any are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

28

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$519,878	$546,392

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by a fund-of-funds within its principal investment strategies may represent a significant portion of an underlying fund's assets, and together with the investments of the other affiliated funds-of-funds, may represent a substantial portion or even all of an underlying fund's net assets. The affiliated funds-of-funds annual and semi-annual reports may be viewed at vcm.com. As of April 30, 2023, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated Victory Portfolios III Mutual Funds	Ownership %
Victory Cornerstone Conservative Fund	0.1
Victory Cornerstone Equity Fund	0.6
Victory Target Retirement Income Fund	0.9
Victory Target Retirement 2030 Fund	2.4
Victory Target Retirement 2040 Fund	3.5
Victory Target Retirement 2050 Fund	2.5
Victory Target Retirement 2060 Fund	0.4

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of the largest funds within the Lipper Small-Cap Core Funds category.

29

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2022, to April 30, 2023, performance adjustments were $(67) and $(50) for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were (0.02)% and (0.02)% for Fund Shares and Institutional Shares, respectively. For the period August 1, 2021, to July 31, 2022, performance adjustments were $206 and $203 for Fund Shares and Institutional Shares, in thousands, respectively. Performance adjustments were 0.03% and 0.05% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into a Subadvisory Agreement with Granahan Investment Management, Inc. ("GIMI"), under which GIMI directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15% and 0.10%, which is based on the Fund's average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

30

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for the Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 1.10% and 0.98% for Fund Shares and Institutional Shares, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

31

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$19	$67	$73	$86	$245

As of July 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$64	$67	$73	$204

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Small-Capitalization Stock Risk — The Fund is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

32

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for the Fund during the nine months ended April 30, 2023, were as follows (amounts in thousands):

Amount Outstanding at April 30, 2023	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
$—	$1,250	5.44%	$1,250

*  Based on the number of days borrowings were outstanding for the nine months ended April 30,2023.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
$—	$9,075	1.21%	$11,700

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

33

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Fund did not utilize or participate in the Facility during the nine months ended April 30, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,538	0.57%	$8,643

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$175	$(175)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Net Long-Term Capital Gains	Total Distributions Paid
$53,271	$53,271

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$134,081	$224,053	$358,134	$35,074	$75,317	$110,391

34

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$2,172	$2,172	$(34,331)	$34,252	$2,093

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, REIT adjustments, and passive foreign investment company adjustments.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$29,179	$5,152	$34,331

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$890,706	$140,676	$(106,424)	$34,252

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Small Cap Stock Fund (Formerly USAA Small Cap Stock Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Small Cap Stock Fund (formerly USAA Small Cap Stock Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

36

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

37

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

38

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

39

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

40

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

41

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

42

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$995.30	$1,019.54	$5.24	$5.31	1.06%
Institutional Shares	1,000.00	995.40	1,020.08	4.70	4.76	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

43

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended April 30, 2023 (amounts in thousands):

Long-Term Capital Gain Distributions
$ 53,271
44

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Small Cap Stock Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreement between the Adviser and Granahan Investment Management, Inc. (the "Subadviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement and Subadvisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Adviser and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser and Subadviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management

45

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadviser and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Adviser. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end

46

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ended June 30, 2022, and was below the average of its performance universe and its Lipper index for the five- and ten-year periods ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees and also noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreement

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

47

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Adviser's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended June 30, 2022, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Adviser's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding the Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

48

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

49

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40054-0723

April 30, 2023

Annual Report

Victory Value Fund

(Formerly USAA® Value Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Supplemental Information (Unaudited)	31
Trustee and Officer Information	31
Proxy Voting and Portfolio Holdings Information	37
Expense Examples	37
Additional Federal Income Tax Information	38
Advisory Contract Approval	39
Liquidity Risk Management Program	42
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Value Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The reporting period began with a rally that continued into mid-August, on hopes that the U.S. Federal Reserve (the "Fed") would pivot toward a more accommodative policy. However, messaging from Fed Chairman, Jerome Powell, and a stronger-than-expected inflation report in early September dampened investor optimism over the central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by 75 basis points ("bps") twice during the quarter, bringing the benchmark Fed funds rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. (A basis point is 1/100th of a percentage point.) For its part, the European Central Bank raised its reference rate by 50 bps in July, followed by another 75 bps in September. Other factors that weighed on sentiment during the quarter included the ongoing Russia-Ukraine war, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European Central Bank raised their benchmark overnight lending rates by a more modest 50 basis points in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

As the reporting period crossed into 2023, global equities started off the year logging positive returns in the month of January. Bonds also rallied at the start of the year on hopes that the Fed's hawkish pivot would come to an end in 2023. As the quarter progressed, stronger-than-anticipated employment reports and surprising Consumer Price Index (inflation) readings reignited fears that the Fed's restrictive monetary policy would stick around longer than expected. Stocks sold off, yields backed up, and sentiment soured. And then, seemingly out of nowhere, the situation was exacerbated by unusual turmoil in the banking sector.

A large, specialty bank that catered to venture capital-backed startups faced a bank run as investors suddenly questioned if the bank had mismanaged its risk during the rising-rate cycle and whether it had adequate liquid assets in these tighter monetary conditions. This crisis of confidence spread across the entire regional banking sector (and also to another globally significant bank), and stocks sold off sharply in early March. Fortunately, with some Fed intervention, financial markets regained their footing and the turmoil was relatively short-lived. The quarter ended on an upbeat note with stock markets rallying and less volatility in the credit markets.

The second quarter began with a significant divergence between large and small cap stocks. Regional banks continued to see significant pressure as deposits moved. Bonds continued to rally with expectations that the Fed rate hikes were nearly complete.

4

Victory Value Fund

Managers' Commentary (continued)

•  How did the Victory Value Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund Shares, Institutional Shares, and Class A had a total return (at net asset value) of 1.81%, 1.81%, and 1.67%, respectively. This compares to returns of 2.02% for the Russell 1000® Value Index (the "Index"), 4.01% for the Lipper Large-Cap Value Funds Index, and 1.82% for the Lipper Multi-Cap Value Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund underperformed the Index as stock selection contributed to performance while sector allocation detracted from performance versus the Index. Stock selection in financials was a positive contributor while stock selection in energy was a negative contributor. An overweight to utilities helped performance while an underweight to energy hurt performance.

Thank you for allowing us to assist you with your investment needs.

5

Victory Value Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	8/3/01	8/1/08	8/2/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Russell 1000® Value Index[1]	Lipper Large-Cap Value Funds Index[2]	Lipper Multi-Cap Value Funds Index[3]
One Year	1.47%	1.47%	1.06%	–4.74%	1.21%	3.05%	1.95%
Five Year	6.68%	6.76%	6.73%	5.47%	7.75%	8.56%	6.91%
Ten Year	8.13%	8.23%	8.01%	7.37%	9.13%	9.65%	8.42%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Value Fund — Growth of $10,000

1The unmanaged Russell 1000® Value Index is made up of about 1,000 of the largest companies in the U.S. equity market. It represents top companies by market capitalization. It's made up of about 90% of the total market capitalization of all U.S. stocks. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Large-Cap Value Funds Index tracks the total return performance of funds within the Lipper Large-Cap Value Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The unmanaged Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory Value Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term growth of capital.

Top 10 Equity Holdings*:

April 30, 2023

(% of Net Assets)

Fairfax Financial Holdings Ltd.	2.4%
Exxon Mobil Corp.	2.3%
Markel Corp.	2.1%
Merck & Co., Inc.	1.9%
The Progressive Corp.	1.9%
Alphabet, Inc. Class A	1.8%
Meta Platforms, Inc. Class A	1.7%
JPMorgan Chase & Co.	1.7%
Johnson & Johnson	1.6%
Vistra Corp.	1.5%

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Value Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.1%)
Communication Services (5.6%):
Alphabet, Inc. Class A (a)	190,942	$20,496
AT&T, Inc.	249,936	4,416
Charter Communications, Inc. Class A (a)	8,219	3,030
Comcast Corp. Class A	197,723	8,180
Match Group, Inc. (a)	59,391	2,191
Meta Platforms, Inc. Class A (a)	81,653	19,623
Playtika Holding Corp. (a)	270,464	2,705
Verizon Communications, Inc.	128,750	4,999
		65,640
Consumer Discretionary (6.0%):
Amazon.com, Inc. (a)	17,800	1,877
AutoNation, Inc. (a)	20,606	2,714
Bath & Body Works, Inc.	52,704	1,850
Best Buy Co., Inc.	46,359	3,455
Darden Restaurants, Inc.	38,100	5,789
Deckers Outdoor Corp. (a)	7,291	3,495
Dick's Sporting Goods, Inc.	29,670	4,302
Ford Motor Co.	336,444	3,997
LKQ Corp.	210,310	12,141
Mattel, Inc. (a)	289,800	5,216
Penske Automotive Group, Inc.	17,975	2,491
PulteGroup, Inc.	58,746	3,945
The Home Depot, Inc.	17,585	5,285
Ulta Beauty, Inc. (a)	5,103	2,814
Whirlpool Corp.	19,073	2,662
Williams-Sonoma, Inc.	30,438	3,684
Yum! Brands, Inc.	34,361	4,830
		70,547
Consumer Staples (7.1%):
Altria Group, Inc.	142,258	6,759
Colgate-Palmolive Co.	36,905	2,945
Diageo PLC, ADR (b)	28,100	5,213
Keurig Dr Pepper, Inc.	459,092	15,012
Mondelez International, Inc. Class A	167,200	12,828
Philip Morris International, Inc.	52,561	5,255
Target Corp.	17,235	2,719
The Kroger Co.	100,218	4,874
The Procter & Gamble Co.	45,795	7,161
Tyson Foods, Inc. Class A	50,608	3,162
U.S. Foods Holding Corp. (a)	268,000	10,291
Walmart, Inc.	45,522	6,872
		83,091
Energy (7.1%):
Chevron Corp.	72,513	12,224
ConocoPhillips	88,904	9,147
Enterprise Products Partners LP	390,324	10,270

See notes to financial statements.

8

Victory Portfolios III Victory Value Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
EOG Resources, Inc.	36,679	$4,382
Exxon Mobil Corp.	227,649	26,940
Hess Corp.	60,100	8,718
Marathon Oil Corp.	185,145	4,473
PDC Energy, Inc.	53,736	3,496
Pioneer Natural Resources Co.	14,448	3,143
		82,793
Financials (21.6%):
Affiliated Managers Group, Inc.	28,223	4,075
American Financial Group, Inc.	18,691	2,294
Ameriprise Financial, Inc.	19,762	6,030
Brown & Brown, Inc.	231,300	14,893
Capital One Financial Corp.	37,687	3,667
Cboe Global Markets, Inc.	108,800	15,199
Citigroup, Inc.	99,261	4,672
Discover Financial Services	41,658	4,310
East West Bancorp, Inc.	61,134	3,160
Evercore, Inc.	35,674	4,069
Fairfax Financial Holdings Ltd.	40,800	28,515
Fidelity National Financial, Inc.	155,724	5,527
Fidelity National Information Services, Inc.	103,200	6,060
FleetCor Technologies, Inc. (a)	49,951	10,686
Interactive Brokers Group, Inc.	117,100	9,116
JPMorgan Chase & Co.	140,505	19,423
Markel Corp. (a)	18,000	24,634
Mastercard, Inc. Class A	11,988	4,556
MGIC Investment Corp.	374,725	5,572
PayPal Holdings, Inc. (a)	45,313	3,444
Popular, Inc.	24,406	1,465
Primerica, Inc.	21,971	4,010
Regions Financial Corp.	306,355	5,594
SEI Investments Co.	96,454	5,682
Synchrony Financial	95,223	2,810
T. Rowe Price Group, Inc.	45,339	5,093
The Goldman Sachs Group, Inc.	18,958	6,511
The Hartford Financial Services Group, Inc.	73,831	5,241
The Progressive Corp.	159,026	21,691
The Travelers Cos., Inc.	32,053	5,806
U.S. Bancorp	80,528	2,761
Visa, Inc. Class A	14,802	3,445
Wells Fargo & Co.	49,159	1,954
		251,965
Health Care (17.2%):
AbbVie, Inc.	91,700	13,858
Amgen, Inc.	16,286	3,904
Biogen, Inc. (a)	10,469	3,185
Bristol-Myers Squibb Co.	68,638	4,583
CVS Health Corp.	42,675	3,129
Elevance Health, Inc.	7,144	3,348

See notes to financial statements.

9

Victory Portfolios III Victory Value Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Eli Lilly & Co.	8,354	$3,307
GE HealthCare Technologies, Inc. (a)	83,600	6,800
Gilead Sciences, Inc.	83,310	6,849
HCA Healthcare, Inc.	21,580	6,201
Hologic, Inc. (a)	61,566	5,295
Humana, Inc.	18,846	9,998
IDEXX Laboratories, Inc. (a)	7,227	3,557
Johnson & Johnson	112,954	18,491
Laboratory Corp. of America Holdings	12,959	2,938
McKesson Corp.	23,563	8,583
Medtronic PLC	133,600	12,151
Merck & Co., Inc.	196,534	22,694
Mettler-Toledo International, Inc. (a)	2,641	3,939
Moderna, Inc. (a)	28,259	3,755
Organon & Co.	142,157	3,501
Pfizer, Inc.	135,930	5,286
Quest Diagnostics, Inc.	29,021	4,028
Regeneron Pharmaceuticals, Inc. (a)	4,372	3,505
Royalty Pharma PLC Class A	94,490	3,321
The Cigna Group	55,731	14,116
UnitedHealth Group, Inc.	32,485	15,986
Universal Health Services, Inc. Class B	15,697	2,360
Waters Corp. (a)	8,004	2,404
		201,072
Industrials (12.4%):
3M Co.	35,770	3,799
Booz Allen Hamilton Holding Corp.	35,736	3,421
Builders FirstSource, Inc. (a)	56,619	5,366
CACI International, Inc. Class A (a)	10,541	3,303
Cintas Corp.	11,245	5,125
Cummins, Inc.	19,716	4,634
Eaton Corp. PLC	42,300	7,069
Emerson Electric Co.	37,618	3,132
Expeditors International of Washington, Inc.	36,164	4,117
Fastenal Co.	84,705	4,560
FedEx Corp.	50,079	11,407
Honeywell International, Inc.	12,669	2,532
Johnson Controls International PLC	90,600	5,421
Leidos Holdings, Inc.	111,000	10,352
Lennox International, Inc.	14,122	3,981
Lockheed Martin Corp.	8,514	3,954
ManpowerGroup, Inc.	36,855	2,790
Masco Corp.	69,861	3,738
MSC Industrial Direct Co., Inc.	30,366	2,755
Otis Worldwide Corp.	69,621	5,939
Owens Corning	45,156	4,823
PACCAR, Inc.	68,250	5,098
Parker-Hannifin Corp.	22,900	7,440
Raytheon Technologies Corp.	66,167	6,610
Sensata Technologies Holding PLC	223,200	9,698

See notes to financial statements.

10

Victory Portfolios III Victory Value Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Union Pacific Corp.	26,978	$5,280
United Parcel Service, Inc. Class B	27,127	4,878
W.W. Grainger, Inc.	5,319	3,700
		144,922
Information Technology (6.2%):
Adobe, Inc. (a)	8,600	3,247
Amdocs Ltd.	32,800	2,993
Applied Materials, Inc.	42,200	4,770
Autodesk, Inc. (a)	18,793	3,661
Cadence Design Systems, Inc. (a)	16,004	3,352
Cisco Systems, Inc.	183,307	8,661
Cognizant Technology Solutions Corp. Class A	49,529	2,957
Dell Technologies, Inc. Class C	72,189	3,140
Fortinet, Inc. (a)	39,501	2,491
Intel Corp.	142,253	4,418
International Business Machines Corp.	19,702	2,491
Micron Technology, Inc.	47,347	3,047
Qorvo, Inc. (a)	22,844	2,103
QUALCOMM, Inc.	16,364	1,911
Salesforce, Inc. (a)	28,200	5,594
Skyworks Solutions, Inc.	28,376	3,005
Texas Instruments, Inc.	32,400	5,417
Ubiquiti, Inc.	10,830	2,519
VeriSign, Inc. (a)	19,114	4,239
Vontier Corp.	65,669	1,782
		71,798
Materials (4.2%):
CF Industries Holdings, Inc.	40,634	2,909
Cleveland-Cliffs, Inc. (a)	114,403	1,759
Dow, Inc.	86,097	4,684
Louisiana-Pacific Corp.	50,857	3,038
LyondellBasell Industries NV Class A	58,985	5,581
Nucor Corp.	33,199	4,919
PPG Industries, Inc.	71,000	9,958
Sealed Air Corp.	274,429	13,170
Steel Dynamics, Inc.	26,419	2,746
		48,764
Real Estate (4.9%):
Alexandria Real Estate Equities, Inc.	85,265	10,588
AvalonBay Communities, Inc.	23,227	4,190
Brixmor Property Group, Inc.	170,045	3,627
Equity LifeStyle Properties, Inc.	89,100	6,139
Gaming and Leisure Properties, Inc.	76,584	3,982
Healthpeak Properties, Inc.	110,587	2,430
Invitation Homes, Inc.	215,500	7,191
Prologis, Inc.	58,218	7,292
Realty Income Corp.	70,309	4,418

See notes to financial statements.

11

Victory Portfolios III Victory Value Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ventas, Inc.	47,506	$2,283
VICI Properties, Inc.	134,917	4,579
		56,719
Utilities (5.8%):
Constellation Energy Corp.	73,899	5,720
DTE Energy Co.	54,456	6,121
Duke Energy Corp.	60,153	5,948
Evergy, Inc.	55,414	3,442
Exelon Corp.	307,648	13,057
PPL Corp.	100,095	2,875
The AES Corp.	159,107	3,764
The Southern Co.	65,660	4,829
UGI Corp.	112,609	3,815
Vistra Corp.	754,986	18,014
		67,585
Total Common Stocks (Cost $1,011,169)		1,144,896
Collateral for Securities Loaned (0.5%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (c)	1,344,906	1,345
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (c)	1,344,906	1,345
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (c)	1,344,906	1,345
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (c)	1,344,906	1,345
Total Collateral for Securities Loaned (Cost $5,380)		5,380
Total Investments (Cost $1,016,549) — 98.6%		1,150,276
Other assets in excess of liabilities — 1.4%		16,373
NET ASSETS — 100.00%		$1,166,649

At April 30, 2023, the Fund's investments in foreign securities were 5.7% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on April 30, 2023.

ADR — American Depositary Receipt

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

12

Victory Portfolios III	Statements of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Value Fund
Assets:
Investments, at value (Cost $1,016,549)	$1,150,276	(a)
Cash	19,871
Receivables:
Interest and dividends	1,079
Capital shares issued	325
Investments sold	5,976
From Adviser	8
Prepaid expenses	13
Total Assets	1,177,548
Liabilities:
Payables:
Collateral received on loaned securities	5,380
Investments purchased	3,486
Capital shares redeemed	1,103
Accrued expenses and other payables:
Investment advisory fees	619
Administration fees	125
Custodian fees	9
Transfer agent fees	96
Compliance fees	1
Trustees' fees	—	(b)
12b-1 fees	—	(b)
Other accrued expenses	80
Total Liabilities	10,899
Net Assets:
Capital	1,045,015
Total accumulated earnings/(loss)	121,634
Net Assets	$1,166,649
Net Assets
Fund Shares	$729,941
Institutional Shares	436,604
Class A	104
Total	$1,166,649
Shares (unlimited number of shares authorized with no par value):
Fund Shares	43,530
Institutional Shares	26,016
Class A	6
Total	69,552
Net asset value, offering and redemption price per share: (c)
Fund Shares	$16.77
Institutional Shares	16.78
Class A	17.07
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$18.11

(a)  Includes $5,160 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Value Fund
	Nine Months Ended April 30, 2023(a)		Year Ended July 31, 2022
Investment Income:
Dividends	$19,816		$25,284
Interest	203		21
Securities lending (net of fees)	13		13
Foreign tax withholding	(71)		(1)
Total Income	19,961		25,317
Expenses:
Investment advisory fees	5,371		7,184
Administration fees — Fund Shares	824		1,213
Administration fees — Institutional Shares	309		350
Administration fees — Class A	—	(b)	— (b)
Sub-Administration fees	27		52
12b-1 fees — Class A	—	(b)	— (b)
Custodian fees	40		55
Transfer agent fees — Fund Shares	564		817
Transfer agent fees — Institutional Shares	309		350
Transfer agent fees — Class A	—	(b)	— (b)
Trustees' fees	35		49
Compliance fees	8		8
Legal and audit fees	68		78
State registration and filing fees	48		56
Interfund lending fees	—		1
Other expenses	122		123
Recoupment of prior expenses waived/reimbursed by Adviser	—		48
Total Expenses	7,725		10,384
Expenses waived/reimbursed by Adviser	(40)		(33)
Net Expenses	7,685		10,351
Net Investment Income (Loss)	12,276		14,966
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(10,850)		122,544
Net change in unrealized appreciation/depreciation on investment securities	18,614		(125,131)
Net realized/unrealized gains (losses) on investments	7,764		(2,587)
Change in net assets resulting from operations	$20,040		$12,379

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

14

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Value Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$12,276	$14,966	$13,557
Net realized gains (losses)	(10,850)	122,544	98,636
Net change in unrealized appreciation/depreciation	18,614	(125,131)	231,402
Change in net assets resulting from operations	20,040	12,379	343,595
Distributions to Shareholders:
Fund Shares	(55,837)	(48,312)	(11,994)
Institutional Shares	(31,668)	(23,853)	(4,219)
Class A	(8)	(6)	(98)
Change in net assets resulting from distributions to shareholders	(87,513)	(72,171)	(16,311)
Change in net assets resulting from capital transactions	114,104	73,080	(153,593)
Change in net assets	46,631	13,288	173,691
Net Assets:
Beginning of period	1,120,018	1,106,730	933,039
End of period	$1,166,649	$1,120,018	$1,106,730

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(continues on next page)

See notes to financial statements.

15

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Value Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$23,004	$45,234	$54,246
Distributions reinvested	55,308	47,728	11,845
Cost of shares redeemed	(72,201)	(121,375)	(188,167)
Total Fund Shares	$6,111	$(28,413)	$(122,076)
Institutional Shares
Proceeds from shares issued	$90,766	$135,197	$8,135
Distributions reinvested	31,654	23,841	4,219
Cost of shares redeemed	(14,434)	(57,515)	(35,937)
Total Institutional Shares	$107,986	$101,523	$(23,583)
Class A
Proceeds from shares issued	$6	$62	$30
Distributions reinvested	5	4	1
Cost of shares redeemed	(4)	(96)	(7,965)
Total Class A	$7	$(30)	$(7,934)
Change in net assets resulting from capital transactions	$114,104	$73,080	$(153,593)
Share Transactions:
Fund Shares
Issued	1,360	2,456	3,277
Reinvested	3,319	2,599	770
Redeemed	(4,277)	(6,602)	(11,798)
Total Fund Shares	402	(1,547)	(7,751)
Institutional Shares
Issued	5,160	6,987	523
Reinvested	1,898	1,297	274
Redeemed	(851)	(3,124)	(2,041)
Total Institutional Shares	6,207	5,160	(1,244)
Class A
Issued	1	3	2
Reinvested	— (b)	— (b)	— (b)
Redeemed	— (b)	(5)	(442)
Total Class A	1	(2)	(440)
Change in Shares	6,610	3,611	(9,435)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Rounds to less than 1 thousand shares.

See notes to financial statements.

16

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Value Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$17.79	$18.65	$13.57	$19.32	$22.01		$21.55
Investment Activities:
Net investment income (loss)	0.18 (b)	0.23 (b)	0.21 (b)	0.26 (b)	0.25		0.21
Net realized and unrealized gains (losses)	0.12	0.03 (c)	5.12	(1.39)	(0.54)		1.84
Total from Investment Activities	0.30	0.26	5.33	(1.13)	(0.29)		2.05
Distributions to Shareholders from:
Net investment income	(0.20)	(0.24)	(0.19)	(0.21)	(0.24)		(0.21)
Net realized gains	(1.12)	(0.88)	(0.06)	(4.41)	(2.16)		(1.38)
Total Distributions	(1.32)	(1.12)	(0.25)	(4.62)	(2.40)		(1.59)
Net Asset Value, End of Period	$16.77	$17.79	$18.65	$13.57	$19.32		$22.01
Total Return (d) (e)	1.81%	1.23%	39.66%	(9.43)%	(0.11)%		9.69%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.91%	0.91%	0.92%	0.96%	0.96%		0.99%
Net Investment Income (Loss) (f)	1.41%	1.28%	1.29%	1.69%	1.35%		1.10%
Gross Expenses (f) (g)	0.91%	0.91%	0.92%	0.97%	0.96%		0.99%
Supplemental Data:
Net Assets at end of period (000's)	$729,941	$767,351	$833,149	$711,182	$940,515		$1,007,712
Portfolio Turnover (d) (j)	43%	69%	55%	74%	108	%(k)	29%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  The amount shown reflects a net realized and unrealized gain per share, whereas the Statements of Operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  Reflects increased trading activity due to current year transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

17

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Value Fund
	Institutional Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$17.80	$18.67	$13.58	$19.33	$22.00		$21.54
Investment Activities:
Net investment income (loss)	0.18 (b)	0.24 (b)	0.22 (b)	0.27 (b)	0.28	(b)	0.23
Net realized and unrealized gains (losses)	0.12	0.03 (c)	5.13	(1.39)	(0.55)		1.84
Total from Investment Activities	0.30	0.27	5.35	(1.12)	(0.27)		2.07
Distributions to Shareholders from:
Net investment income	(0.20)	(0.26)	(0.20)	(0.22)	(0.24)		(0.23)
Net realized gains	(1.12)	(0.88)	(0.06)	(4.41)	(2.16)		(1.38)
Total Distributions	(1.32)	(1.14)	(0.26)	(4.63)	(2.40)		(1.61)
Net Asset Value, End of Period	$16.78	$17.80	$18.67	$13.58	$19.33		$22.00
Total Return (d) (e)	1.81%	1.28%	39.83%	(9.40)%	(0.02)%		9.79%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.86%	0.86%	0.84%	0.88%	0.88%		0.91%
Net Investment Income (Loss) (f)	1.46%	1.33%	1.36%	1.75%	1.42%		1.18%
Gross Expenses (f) (g)	0.87%	0.86%	0.85%	0.89%	0.88%		0.91%
Supplemental Data:
Net Assets at end of period (000's)	$436,604	$352,564	$273,446	$215,830	$222,701		$640,281
Portfolio Turnover (d) (j)	43%	69%	55%	74%	108	%(k)	29%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  The amount shown reflects a net realized and unrealized gain per share, whereas the Statements of Operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  Reflects increased trading activity due to current year transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

18

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Value Fund
	Class A
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022		Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019		Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$18.12	$18.59		$13.48	$19.24	$21.91		$21.46
Investment Activities:
Net investment income (loss)	0.15 (b)	0.40	(b)	0.16 (b)	0.23 (b)	0.20		0.15
Net realized and unrealized gains (losses)	0.12	0.01	(c)	5.17	(1.39)	(0.55)		1.83
Total from Investment Activities	0.27	0.41		5.33	(1.16)	(0.35)		1.98
Distributions to Shareholders from:
Net investment income	(0.20)	—		(0.16)	(0.19)	(0.16)		(0.15)
Net realized gains	(1.12)	(0.88)		(0.06)	(4.41)	(2.16)		(1.38)
Total Distributions	(1.32)	(0.88)		(0.22)	(4.60)	(2.32)		(1.53)
Net Asset Value, End of Period	$17.07	$18.12		$18.59	$13.48	$19.24		$21.91
Total Return (excludes sales charges) (d) (e)	1.61%	2.09%		39.88%	(9.66)%	(0.44)%		9.41%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	1.16%	0.03	%(j)	1.21%	1.21%	1.27	%(k)	1.30%
Net Investment Income (Loss) (f)	1.16%	2.16%		1.02%	1.45%	1.03%		0.79%
Gross Expenses (f) (g)	17.55%	13.91	%(l)	1.65%	1.21%	1.31%		1.30%
Supplemental Data:
Net Assets at end of period (000's)	$104	$103		$135	$6,027	$8,613		$9,807
Portfolio Turnover (d) (m)	43%	69%		55%	74%	108	%(n)	29%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  The amount shown reflects a net realized and unrealized gain per share, whereas the Statements of Operations reflected a net realized and unrealized loss for the period for the Fund in total. The difference in realized and unrealized gains and losses for the Fund versus the class is due to the timing of sales and repurchases of the class in relation to fluctuating market values during the period.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  For the year ended July 31, 2022, the Class A net expense ratio includes the impact of the performance fee adjustment. If the performance fee adjustment of (1.24)% was not applied to the Class A net expense ratio, the Class A net expense ratio would have been 1.27%.

(k)  Prior to December 1, 2018, USAA Asset Management Company (previous Investment Adviser) voluntarily agreed to limit the annual expenses of Class A to 1.30% of the Class A average daily net assets.

(l)  The class specific expenses have significantly impacted the gross expense ratio due to fluctuations in Class A net assets.

(m)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(n)  Reflects increased trading activity due to transition or asset allocation shift.

See notes to financial statements.

19

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Value Fund (formerly USAA Value Fund) (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

20

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,144,896	$—	$—	$1,144,896
Collateral for Securities Loaned	5,380	—	—	5,380
Total	$1,150,276	$—	$—	$1,150,276

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis

21

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$5,160	$—	$5,380

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

22

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$519,309	$486,610

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by a fund-of-funds within its principal investment strategies may represent a significant portion of an underlying fund's assets, and together with the investments of the other affiliated funds-of-funds, may represent a substantial portion or even all of an underlying fund's net assets. The affiliated funds-of-funds annual and semi-annual reports may be viewed at vcm.com. As of April 30, 2023, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated Victory Portfolios III Mutual Funds	Ownership %
Victory Cornerstone Conservative Fund	0.1
Victory Cornerstone Equity Fund	0.2

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of the largest funds within the Lipper Multi-Cap Value Funds category.

23

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2022, to April 30, 2023, performance adjustments were $(156), $(50), and less than $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.03)%, (0.02)%, and (0.11)% for Fund Shares, Institutional Shares, and Class A, respectively. For the period August 1, 2021, to July 31, 2022, performance adjustments were $(271), $(76), and $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were less (0.03)%, (0.02)%, and (1.24)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended April 30, 2023, and for the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance

24

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the nine months ended April 30, 2023, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A. For the year ended July 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.96%, 0.88%, and 1.27% for Fund Shares, Institutional Shares, and Class A, respectively.

25

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$12	$32	$33	$40	$117

As of July 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$30	$32	$33	$95

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Investment Style Risk — The Fund uses a value-oriented investment strategy to select investments. The strategy may be out of favor or may not produce the intended results over short or longer time periods. The strategy may, at times, substantially underperform funds that utilize other investment strategies, such as growth.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

26

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended April 30, 2023, and the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the nine months ended April 30, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,349	1.11%	$4,607

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within

27

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(106)	$106

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$13,655	$73,858	$87,513

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$31,161	$41,010	$72,171	$16,311	$16,311

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$5,764	$5,764	$(10,801)	$126,671	$121,634

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, REIT adjustments, and partnership adjustments.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$10,801	$—	$10,801

28

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,023,605	$179,729	$(53,058)	$126,671

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Value Fund (Formerly USAA Value Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Value Fund (formerly USAA Value Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

30

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

31

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

32

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

33

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

34

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

35

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

36

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,047.00	$1,020.28	$4.62	$4.56	0.91%
Institutional Shares	1,000.00	1,047.00	1,020.48	4.42	4.36	0.87%
Class A	1,000.00	1,046.20	1,019.29	5.63	5.56	1.11%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

37

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended April 30, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Long-Term Capital Gain Distributions
83%	86%	$73,858

38

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Value Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.
39

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate, which includes advisory and administrative services and the effects of any performance adjustment, was above the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and were below the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended June 30, 2022, and was below the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance for certain periods, and also took into account the Fund's more recent improved performance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

40

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

41

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

42

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40846-0723

April 30, 2023

Annual Report

Victory Income Fund

(Formerly USAA® Income Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	39
Statements of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	44
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	61
Supplemental Information (Unaudited)	62
Trustee and Officer Information	62
Proxy Voting and Portfolio Holdings Information	68
Expense Examples	68
Additional Federal Income Tax Information	69
Advisory Contract Approval	70
Liquidity Risk Management Program	73
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Income Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions over the reporting period?

The markets experienced quite a bit of volatility over the last nine months, driven in part by one of the fastest U.S. Federal Reserve (the "Fed") interest rate hiking cycles in history. The aggressive rate hikes were the Fed's attempt to bring down inflation, which has remained relatively elevated, but has come down quite a bit from its highs. As measured by the Consumer Price Index, the inflation level fell from a high of 9.1% in June 2022 to a low of 4.9% in April 2023. Interest rates, as represented by the 10-Year U.S. Treasury, moved from its nadir of 2.60% in August to its zenith of 4.25% in October. Rates have since moved lower as the economy has weakened and expectations increase for the Fed to begin cutting rates soon, with the 10-Year U.S. Treasury settling in at 3.44% at the end of April.

Similarly, credit spreads (as measured by the Bloomberg U.S. Corporate option adjusted spread index) gyrated quite a bit during the period, hitting a high of 164 basis points ("bps") in October and a low of 114 bps in February. (A basis point is 1/100th of a percentage point.) Credit spreads widened again in the wake of three regional bank failures in March. Most of the widening occurred in the banking and financial sectors, while industrial spreads did not widen that much. However, spreads were relatively unchanged at the end of the period at 135 bps, down from 143 bps at the start of the reporting period.

After a turbulent year in 2022, the markets have recovered somewhat. The S&P 500 was up 2.27% for the period after posting a loss of 18.11% for all of 2022. Similarly, the bond market did better, but still posted a loss, with the Bloomberg U.S. Aggregate Bond Index down 1.89% for the period, but down 13.01% in 2022.

The combination of the rapid interest rate increases coupled with high prices that affected most everyone (food, electricity, gasoline, etc.) has taken its toll on the economy, as quarterly real gross domestic product has slowed from 3.2% in the third quarter of 2022 to 1.1% in the first quarter of 2023. Furthermore, one of the best indicators of recession, a negative spread between the 10-Year U.S. Treasury and the 3-month U.S. Treasury Bill, has been consistently negative since November. As a result, the market is expecting the Fed to begin cutting rates as early as September 2023.

•  How did the Victory Income Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and Class R6. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended the Fund Shares, Institutional Shares, Class A, and Class R6 had total returns (at net asset value) of –0.64, 0.62%, –0.83%, and –0.58%, respectively. This compares to returns of –1.89% for the Bloomberg U.S. Aggregate Bond Index (the "Index") and –1.48% for the Lipper A Rated Bond Funds Index.

•  What strategies did you employ during the reporting period?

The Fund earned a negative total return during the reporting period but outperformed the Index, which also had negative returns during the reporting period. The negative

4

Victory Income Fund

Managers' Commentary (continued)

total returns for both the Fund and the Index were primarily driven by the overall increase in interest rates during the reporting period. An overweight allocation to corporate securities, asset-backed securities, and taxable municipal securities benefited performance, as did the fund's underweight allocation to agency residential mortgage-backed securities. Reflecting the portfolio's diversification, the Fund's results were spread among a variety of sectors. Within corporate bonds, the Fund benefited from investments in food and beverage, manufacturing, energy, and airlines. Exposures to banking and office real estate investment trusts weighed on performance. From a credit risk perspective, BBBs, single As, and double A's provided the most outperformance, while AAAs underperformed the Index. We continued to adhere to our disciplined investment approach, which seeks to maintain an attractive yield with an acceptable level of risk.

In keeping with our investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually. During the reporting period, we continued to find attractive opportunities to deploy capital as we seek to take advantage of relative value opportunities across the fixed income market. Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

Thank you for allowing us to assist you with your investment needs.

5

Victory Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares	Class A		Class R6
INCEPTION DATE	3/4/74	8/1/08	8/2/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg U.S. Aggregate Bond Index[1]	Lipper A Rated Bond Funds Index[2]
One Year	–0.53%	–0.49%	–0.76%	–2.97%	–0.44%	–0.43%	–0.52%
Five Year	1.83%	1.89%	1.60%	1.14%	1.99%	1.18%	2.12%
Ten Year	2.03%	2.10%	1.78%	1.55%	N/A	1.32%	2.26%
Since Inception	N/A	N/A	N/A	N/A	2.20%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Income Fund — Growth of $10,000

1The unmanaged Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes U.S. Treasurys, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory Income Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks maximum current income without undue risk to principal.

Asset Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (7.3%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100 (a)	$8,500	$7,524
American Credit Acceptance Receivables Trust, Series 2022-1, Class C, 2.12%, 3/13/28, Callable 10/13/24 @ 100 (a)	3,500	3,372
American Credit Acceptance Receivables Trust, Series 2022-1, Class B, 1.68%, 9/14/26, Callable 10/13/24 @ 100 (a)	2,500	2,467
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class B, 2.20%, 1/20/28, Callable 9/20/25 @ 100 (a)	3,500	3,218
ARI Fleet Lease Trust, Series 2022-A, Class A3, 3.43%, 1/15/31, Callable 2/15/25 @ 100 (a)	2,286	2,210
ARI Fleet Lease Trust, Series 2022-A, Class B, 3.79%, 1/15/31, Callable 2/15/25 @ 100 (a)	1,400	1,337
Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class B, 7.09%, 4/20/27 (a)	3,500	3,610
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class B, 4.27%, 3/20/25, Callable 4/20/24 @ 100 (a)	5,250	5,175
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class B, 3.55%, 9/22/25, Callable 10/20/24 @ 100 (a)	7,500	7,269
Carmax Auto Owner Trust, Series 2023-2, Class B, 5.18%, 11/15/28, Callable 3/15/27 @ 100	5,000	5,039
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 4/15/24 @ 100	3,611	3,513
Carvana Auto Receivables Trust, Series 2021-N4, Class A2, 1.80%, 9/11/28, Callable 9/10/26 @ 100	2,750	2,538
CCG Receivables Trust, Series 2020-1, Class C, 1.84%, 12/14/27, Callable 4/14/24 @ 100 (a)	2,000	1,889
CCG Receivables Trust, Series 2023-1, Class A2, 5.82%, 9/16/30, Callable 11/14/25 @ 100 (a)	2,750	2,781
CF Hippolyta Issuer LLC, Series 2021-1A, Class A1, 1.53%, 3/15/61, Callable 3/15/24 @ 100 (a)	2,827	2,486
Chesapeake Funding II LLC, Series 2023-1A, Class C, 6.07%, 5/15/35, Callable 12/15/25 @ 100 (a)	1,000	1,006
CIT Education Loan Trust, Series 2007-1, Class B, 5.43% (LIBOR03M+30bps), 6/25/42, Callable 6/25/30 @ 100 (a) (b)	2,965	2,561
CNH Equipment Trust, Series 2020-A, Class B, 2.30%, 10/15/27, Callable 4/15/24 @ 100	1,100	1,065
Conn's Receivables Funding LLC, Series 2022-A, Class B, 9.52%, 12/15/26, Callable 6/15/24 @ 100 (a)	5,000	4,992
CPS Auto Receivables Trust, Series 2022-D, Class B, 6.84%, 1/16/29, Callable 11/15/26 @ 100 (a)	2,360	2,444
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class B, 1.26%, 4/15/30, Callable 11/15/24 @ 100 (a)	5,885	5,535
Credit Acceptance Auto Loan Trust, Series 2022-3A, Class B, 7.52%, 12/15/32, Callable 10/15/26 @ 100 (a)	3,500	3,628
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 5/15/30, Callable 11/15/24 @ 100 (a)	2,327	2,256
Dell Equipment Finance Trust, Series 2023-1, Class A3, 5.65%, 9/22/28, Callable 10/22/25 @ 100 (a)	2,000	2,027

See notes to financial statements.

8

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A, 1.76%, 4/15/49, Callable 9/20/25 @ 100 (a)	$5,667	$4,901
Diamond Issuer, Series 2021-1A, Class A, 2.31%, 11/20/51, Callable 11/20/25 @ 100 (a)	4,875	4,254
Encina Equipment Finance LLC, Series 2021-1A, Class A2, 0.74%, 12/15/26, Callable 2/15/24 @ 100 (a)	496	492
Enterprise Fleet Financing LLC, Series 2023-1, Class A3, 5.42%, 10/22/29,
Callable 11/20/26 @ 100 (a)	2,222	2,255
Enterprise Fleet Financing LLC, Series 2022-4, Class A3, 5.65%, 10/22/29, Callable 7/20/26 @ 100 (a)	4,000	4,073
Evergreen Credit Card Trust, Series 2022-CRT1, Class C, 6.19%, 7/15/26 (a)	4,500	4,442
Evergreen Credit Card Trust, Series 2023-CRT3, Class C, 7.31%, 2/16/27 (a)	2,118	2,148
Evergreen Credit Card Trust, Series 2022-CRT2, Class C, 7.44%, 11/15/26 (a)	3,750	3,766
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71%, 3/17/25, Callable 12/15/23 @ 100 (a)	5,230	5,179
ExteNet LLC, Series 2019-1A, Class A2, 3.20%, 7/26/49, Callable 5/25/23 @ 100 (a)	5,625	5,356
First Investors Auto Owner Trust, Series 2019-2A, Class C, 2.71%, 12/15/25, Callable 12/15/23 @ 100 (a)	982	979
FirstKey Homes Trust, Series 2021-SFR2, Class B, 1.61%, 9/17/38 (a)	6,538	5,753
Flagship Credit Auto Trust, Series 2020-2, Class D, 5.75%, 4/15/26, Callable 2/15/25 @ 100 (a)	3,898	3,879
Flagship Credit Auto Trust, Series 2018-3, Class D, 4.15%, 12/16/24, Callable 2/15/24 @ 100 (a)	601	597
Ford Credit Auto Owner Trust, Series 2020-1, Class C, 2.54%, 8/15/31, Callable 2/15/25 @ 100 (a)	4,000	3,784
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04%, 8/15/31, Callable 2/15/25 @ 100 (a)	5,333	5,059
Ford Credit Auto Owner Trust, Series 2023-1, Class B, 5.29%, 8/15/35, Callable 2/15/28 @ 100 (a)	2,467	2,531
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class B, 0.87%, 1/15/26, Callable 4/15/24 @ 100 (a)	2,309	2,281
GLS Auto Receivables Issuer Trust, Series 2019-2A, Class D, 4.52%, 2/17/26, Callable 11/15/23 @ 100 (a)	2,400	2,375
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class B, 0.78%, 11/17/25, Callable 5/15/25 @ 100 (a)	5,050	4,978
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class B, 2.54%, 8/18/25, Callable 1/16/24 @ 100	1,500	1,466
Golden Credit Card Trust, Series 2021-1A, Class C, 1.74%, 8/15/28 (a)	4,467	3,978
Golden Credit Card Trust, Series 2021-1A, Class B, 1.44%, 8/15/28 (a)	9,000	7,979
GTE Auto Receivables Trust, Series 2023-1, Class A4, 5.12%, 4/16/29, Callable 5/15/27 @ 100 (a)	7,000	7,017
Hertz Vehicle Financing III LP, Series 2021-2A, Class C, 2.52%, 12/27/27 (a)	3,667	3,173
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.05%, 12/26/25 (a)	2,000	1,851
Hertz Vehicle Financing LLC, Series 2022-4A, Class B, 4.12%, 9/25/26, Callable 9/25/25 @ 100 (a)	2,000	1,920

See notes to financial statements.

9

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hertz Vehicle Financing LLC, Series 2022-2A, Class C, 2.95%, 6/26/28, Callable 6/25/27 @ 100 (a)	$3,500	$3,026
HPEFS Equipment Trust, Series 2021-2A, Class C, 0.88%, 9/20/28, Callable 7/20/24 @ 100 (a)	7,686	7,407
HPEFS Equipment Trust, Series 2022-1A, Class C, 1.96%, 5/21/29, Callable 4/20/25 @ 100 (a)	1,000	944
JPMorgan Chase Bank NA, Series 2021-1, Class B, 0.88%, 9/25/28, Callable 3/25/25 @ 100 (a)	2,427	2,350
JPMorgan Chase Bank NA, Series 2021-3, Class C, 0.86%, 2/26/29, Callable 2/25/25 @ 100 (a)	2,117	2,002
LAD Auto Receivables Trust, Series 2021-1A, Class C, 2.35%, 4/15/27, Callable 6/15/25 @ 100 (a)	1,500	1,363
LAD Auto Receivables Trust, Series 2023-1A, Class B, 5.59%, 8/16/27, Callable 11/15/26 @ 100 (a)	2,400	2,371
Master Credit Card Trust, Series 2022-2A, Class C, 2.73%, 7/21/28 (a)	2,344	2,102
Master Credit Card Trust, Series 2021-1A, Class B, 0.79%, 11/21/25 (a)	1,615	1,528
Master Credit Card Trust, Series 2021-1A, Class C, 1.06%, 11/21/25 (a)	4,500	4,250
Master Credit Card Trust II, Series 2022-1A, Class C, 2.27%, 7/21/26 (a)	3,000	2,805
MMAF Equipment Finance LLC, Series 2017-AA, Class A5, 2.68%, 7/16/27, Callable 5/16/26 @ 100 (a)	94	94
MMAF Equipment Finance LLC, Series 2022-A, Class A4, 3.32%, 6/13/44 (a)	1,500	1,436
MVW LLC, Series 2021-1WA, Class A, 1.14%, 1/22/41, Callable 8/20/26 @ 100 (a)	933	859
Navient Student Loan Trust, Series 2015-2, Class B, 6.52% (LIBOR01M+150bps), 8/25/50, Callable 9/25/31 @ 100 (b)	3,000	2,684
Navient Student Loan Trust, Series 2018-2A, Class B, 6.17% (LIBOR01M+115bps), 3/25/67, Callable 11/25/34 @ 100 (a) (b)	3,500	3,155
Nelnet Student Loan Trust, Series 2005-4, Class B, 5.23% (LIBOR03M+28bps), 9/22/35, Callable 12/22/25 @ 100 (b)	873	764
NP SPE II LLC, Series 2017-1A, Class A2, 4.22%, 10/21/47, Callable 5/20/23 @ 100 (a)	15,625	14,551
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49, Callable 11/19/23 @ 100 (a)	6,143	5,500
Pawneee Equipment Receivables LLC, Series 2022-1, Class B, 5.40%, 7/17/28, Callable 9/15/26 @ 100 (a)	1,000	985
Progress Residential Trust, Series 2021-SFR6, Class B, 1.75%, 7/17/38, Callable 7/17/26 @ 100 (a)	3,938	3,476
Progress Residential Trust, Series 2021-SFR6, Class A, 1.52%, 7/17/38, Callable 7/17/26 @ 100 (a)	4,395	3,923
PSNH Funding LLC, Series 2018-1, Class A3, 3.81%, 2/1/35	15,545	14,874
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.28%, 5/15/32, Callable 9/15/25 @ 100 (a)	2,870	2,804
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class C, 5.92%, 8/16/32, Callable 12/15/25 @ 100 (a)	1,872	1,864
Santander Consumer Auto Receivables Trust, Series 2020-AA, Class D, 5.49%, 4/15/26, Callable 9/15/24 @ 100 (a)	1,500	1,492
Santander Drive Auto Receivables Trust, Series 2022-3, Class B, 4.13%, 8/16/27, Callable 5/15/25 @ 100	3,188	3,127
Santander Retail Auto Lease Trust, Series 2021-C, Class B, 0.83%, 3/20/26, Callable 6/20/24 @ 100 (a)	3,500	3,337

See notes to financial statements.

10

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
SCF Equipment Leasing LLC, Series 2020-1A, Class A3, 1.19%, 10/20/27, Callable 3/20/25 @ 100 (a)	$2,584	$2,547
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 3/20/25 @ 100 (a)	3,824	3,673
SCF Equipment Leasing LLC, Series 2022-2A, Class B, 6.50%, 2/20/32, Callable 8/20/29 @ 100 (a)	1,071	1,065
SLM Student Loan Trust, Series 2006-10, Class B, 5.48% (LIBOR03M+22bps), 3/25/44, Callable 4/25/32 @ 100 (b)	1,276	1,165
SLM Student Loan Trust, Series 2005-9, Class B, 5.56% (LIBOR03M+30bps), 1/25/41, Callable 10/25/30 @ 100 (b)	1,078	979
SLM Student Loan Trust, Series 2006-9, Class B, 5.49% (LIBOR03M+23bps), 1/25/41, Callable 7/25/33 @ 100 (b)	3,498	3,327
SLM Student Loan Trust, Series 2007-7, Class B, 6.01% (LIBOR03M+75bps), 10/27/70, Callable 10/25/24 @ 100 (b)	5,740	5,678
SLM Student Loan Trust, Series 2012-6, Class B, 6.02% (LIBOR01M+100bps), 4/27/43, Callable 12/25/29 @ 100 (b)	20,862	18,891
SLM Student Loan Trust, Series 2007-1, Class B, 5.48% (LIBOR03M+22bps), 1/27/42, Callable 7/25/29 @ 100 (b)	4,490	3,960
SLM Student Loan Trust, Series 2003-14, Class B, 5.81% (LIBOR03M+55bps), 10/25/65, Callable 7/25/28 @ 100 (b)	1,039	945
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	10,417	10,411
Toyota Auto Loan Extended Note Trust, Series 2021-1A, Class A, 1.07%, 2/27/34, Callable 2/25/26 @ 100 (a) (c)	5,500	4,988
Toyota Lease Owner Trust, Series 2023-A, Class A4, 5.05%, 8/20/27, Callable 10/20/25 @ 100 (a)	3,333	3,342
Trillium Credit Card Trust II, Series 2023-2A, Class C, 6.32%, 3/28/33 (a)	3,603	3,602
VB-S1 Issuer LLC, Series 2022-1A, Class D, 4.29%, 2/15/52, Callable 2/15/26 @ 100 (a)	2,438	2,228
VB-S1 Issuer LLC — VBTEL, Series 2022-1A, Class C2I, 3.16%, 2/15/52, Callable 2/15/26 @ 100 (a)	4,000	3,625
WEPCO Environmental Trust Finance I LLC, Series 2021-1, Class A, 1.58%, 12/15/35	8,024	6,952
Westlake Automobile Receivables Trust, Series 2021-2A, Class B, 0.62%, 7/15/26, Callable 1/15/25 @ 100 (a)	6,500	6,367
Total Asset-Backed Securities (Cost $372,928)		355,226
Collateralized Mortgage Obligations (4.8%)
Aventura Mall Trust, Series 2018-AVM, Class D, 4.25%, 7/5/40 (a) (c)	4,000	3,332
Aventura Mall Trust, Series 2018-AVM, Class A, 4.25%, 7/5/40 (a) (c)	5,000	4,650
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33, Callable 4/14/25 @ 100 (a)	9,027	8,333
BANK, Series 2017-BNK4, Class B, 4.00%, 5/15/50, Callable 4/15/27 @ 100	5,600	5,024
BANK, Series 2019-BN24, Class ASB, 2.93%, 11/15/62, Callable 12/15/29 @ 100	7,123	6,571
BBCMS Mortgage Trust, Series 2022-C16, Class AS, 4.60%, 6/15/55, Callable 6/15/32 @ 100 (c)	2,703	2,548
BPR Trust, Series 2021-TY, Class C, 6.65% (LIBOR01M+170bps), 9/15/38 (a) (b)	1,538	1,416

See notes to financial statements.

11

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BPR Trust, Series 2022-STAR, Class A, 8.12% (TSFR1M+323bps), 8/15/24 (a) (b)	$7,726	$7,719
BPR Trust, Series 2022-OANA, Class B, 7.34% (TSFR1M+245bps), 4/15/37 (a) (b)	6,000	5,754
BPR Trust, Series 2022-OANA, Class D, 8.58% (TSFR1M+370bps), 4/15/37 (a) (b)	5,000	4,753
BPR Trust, Series 2021-TY, Class A, 6.00% (LIBOR01M+105bps), 9/15/38 (a) (b)	4,904	4,632
BX Commercial Mortgage Trust, Series 2022-CSMO, Class B, 8.03% (TSFR1M+314bps), 6/15/27 (a) (b)	5,000	4,910
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 6.45% (LIBOR01M+145bps), 10/15/36 (a) (b)	1,275	1,248
BX Commercial Mortgage Trust, Series 2019-XL, Class B, 6.08% (LIBOR01M+108bps), 10/15/36 (a) (b)	5,246	5,173
BX Commercial Mortgage Trust, Series 2020-VIV4, Class A, 2.84%, 3/9/44, Callable 3/9/30 @ 100 (a)	1,875	1,584
BX Trust, Series 2022-CLS, Class B, 6.30%, 10/13/27 (a)	4,000	3,897
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41, Callable 12/9/29 @ 100 (a)	9,231	8,093
BXP Trust, Series 2021-601L, Class D, 2.87%, 1/15/44 (a) (c)	3,500	2,236
BXP Trust, Series 2021-601L, Class C, 2.87%, 1/15/44 (a) (c)	6,500	4,368
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class ASB, 2.94%, 1/15/53, Callable 12/15/29 @ 100	6,000	5,538
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class C, 4.68%, 1/10/36 (a)	8,100	7,913
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class AS, 3.86%, 7/10/47, Callable 7/10/24 @ 100	4,000	3,897
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3, 3.36%, 7/10/47, Callable 7/10/24 @ 100	5,531	5,388
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	10,000	8,347
COMM Mortgage Trust, Series 2020-CX, Class A, 2.17%, 11/10/46, Callable 11/10/30 @ 100 (a)	3,500	2,789
COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50, Callable 6/10/25 @ 100 (c)	3,500	3,369
COMM Mortgage Trust, Series 2012-CR3, Class AM, 3.42%, 10/15/45, Callable 10/15/23 @ 100 (a)	3,059	2,815
COMM Mortgage Trust, Series 2012-CR4, Class XA, 1.33%, 10/15/45, Callable 5/15/23 @ 100 (c) (d)	12,316	1
COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.25%, 10/15/45, Callable 9/15/24 @ 100	8,600	7,789
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.43%, 7/10/50, Callable 6/10/25 @ 100 (c)	2,500	2,288
COMM Mortgage Trust, Series 2015-LC23, Class AM, 4.16%, 10/10/48, Callable 11/10/25 @ 100 (c)	6,300	5,902
COMM Mortgage Trust, Series 2014-277P, Class A, 3.73%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	11,500	10,874
CSMC Trust, Series 2020-WEST, Class A, 3.04%, 2/15/35, Callable 2/15/30 @ 100 (a)	2,500	1,918

See notes to financial statements.

12

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
DBJPM Mortgage Trust, Series 2016-SFC, Class B, 3.24%, 8/10/36, Callable 8/10/26 @ 100 (a)	$2,500	$2,044
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (a)	6,250	5,238
Extended Stay America Trust, Series 2021-ESH, Class B, 6.33% (LIBOR01M+138bps), 7/15/38 (a) (b)	4,935	4,783
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class X1, 0.21%, 5/3/32 (a) (c) (d)	190,667	941
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 2.86%, 5/10/34 (a)	2,000	1,846
GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.91%, 2/13/53, Callable 1/13/30 @ 100	4,231	3,723
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.09%, 3/5/37 (a)	2,730	2,532
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38, Callable 8/10/26 @ 100 (a)	1,650	1,483
Hudson Yards Mortgage Trust, Series 2019-55HY, Class A, 3.04%, 12/10/41 (a) (c)	2,000	1,706
ILPT Commercial Mortgage Trust, Series 2022-LPFX, Class A, 3.38%, 3/15/32 (a)	6,000	5,165
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class B, 2.15%, 1/5/40 (a) (c)	2,500	2,023
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class AS, 4.44%, 2/15/47, Callable 1/15/29 @ 100 (c)	9,000	8,715
Magnetite XXXV Ltd., Series 2022-35A, Class A1, 7.12% (TSFR3M+205bps), 10/25/35, Callable 10/25/23 @ 100 (a) (b)	4,000	4,004
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13%, 9/10/39 (a)	8,000	6,893
Manhattan West Mortgage Trust, Series 2020-1MW, Class C, 2.41%, 9/10/39 (a) (c)	1,000	817
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.46%, 5/15/46, Callable 5/15/23 @ 100	1,817	1,720
Morgan Stanley Capital Trust, Series 2015-MS1, Class AS, 4.16%, 5/15/48, Callable 7/15/25 @ 100 (c)	7,000	6,608
Palmer Square Loan Funding Ltd., Series 2022-5A, Class A1, 6.55% (TSFR3M+156bps), 1/15/31, Callable 10/15/23 @ 100 (a) (b)	2,737	2,724
SCOTT Trust, Series 2023-SFS, Class A, 5.91%, 3/15/40 (a)	4,000	4,071
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 7/15/41 (a)	5,200	4,220
SMRT, Series 2022-MINI, Class B, 6.24% (TSFR1M+135bps), 1/15/39 (a) (b)	6,500	6,243
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class AS, 3.35%, 5/15/45, Callable 5/15/23 @ 100	2,292	2,282
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class AS, 3.24%, 12/15/45, Callable 5/15/23 @ 100	1,391	1,327
Total Collateralized Mortgage Obligations (Cost $259,135)		236,177

See notes to financial statements.

13

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Preferred Stocks (0.9%)
Communication Services (0.1%):
Qwest Corp., 6.50%, 9/1/56	360,000	$4,795
Consumer Staples (0.1%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (e)	190,818	4,992
Financials (0.0%): (f)
Citigroup Capital XIII, 11.64% (LIBOR03M+637bps), 10/30/40 (b)	40,000	1,167
Real Estate (0.7%):
Equity Residential, cumulative redeemable, Series K, 8.29% (e)	111,611	5,922
Mid-America Apartment Communities, Inc., cumulative redeemable, Series I, 8.50% (e) (g)	219,731	11,866
Prologis, Inc., cumulative redeemable, Series Q, 8.54% (e)	283,503	15,947
		33,735
Total Preferred Stocks (Cost $43,327)		44,689
Senior Secured Loans (0.1%)
CSC Holdings LLC, 2017 Term Loan, First Lien, 7.20% (LIBOR01M+225bps), 7/17/25 (b)	$2,314	2,205
Total Senior Secured Loans (Cost $2,306)		2,205
Corporate Bonds (45.3%)
Communication Services (2.3%):
AT&T, Inc. 4.50%, 5/15/35, Callable 11/15/34 @ 100	3,000	2,823
3.10%, 2/1/43, Callable 8/1/42 @ 100	8,000	5,865
CCO Holdings LLC/CCO Holdings Capital Corp., 7.38%, 3/1/31, Callable 3/1/26 @ 103.69 (a)	3,125	3,062
Charter Communications Operating LLC/Charter Communications Operating Capital 2.30%, 2/1/32, Callable 11/1/31 @ 100	2,500	1,900
6.38%, 10/23/35, Callable 4/23/35 @ 100	5,000	4,941
3.50%, 6/1/41, Callable 12/1/40 @ 100	10,000	6,824
Comcast Corp. 3.90%, 3/1/38, Callable 9/1/37 @ 100	3,000	2,703
2.89%, 11/1/51, Callable 5/1/51 @ 100	3,500	2,397
CSC Holdings LLC, 5.50%, 4/15/27, Callable 6/5/23 @ 101.83 (a)	3,000	2,566
Discovery Communications LLC, 3.95%, 3/20/28, Callable 12/20/27 @ 100	10,000	9,370
Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100	4,000	3,928
Paramount Global 3.38%, 2/15/28, Callable 11/15/27 @ 100	3,111	2,848
4.20%, 6/1/29, Callable 3/1/29 @ 100	8,000	7,420
Rogers Communications, Inc., 4.50%, 3/15/42, Callable 9/15/41 @ 100 (a)	9,500	8,055
T-Mobile USA, Inc. 4.75%, 2/1/28, Callable 5/15/23 @ 102.38	2,857	2,843
3.88%, 4/15/30, Callable 1/15/30 @ 100	15,000	14,132
2.55%, 2/15/31, Callable 11/15/30 @ 100	10,000	8,507

See notes to financial statements.

14

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Verizon Communications, Inc. 2.10%, 3/22/28, Callable 1/22/28 @ 100	$3,500	$3,129
4.40%, 11/1/34, Callable 5/1/34 @ 100	3,500	3,322
3.40%, 3/22/41, Callable 9/22/40 @ 100	8,000	6,314
4.13%, 8/15/46	5,000	4,259
2.88%, 11/20/50, Callable 5/20/50 @ 100	3,000	1,991
Warnermedia Holdings, Inc., 5.05%, 3/15/42, Callable 9/15/41 @ 100 (a)	3,759	3,107
		112,306
Consumer Discretionary (2.3%):
Advance Auto Parts, Inc., 3.50%, 3/15/32, Callable 12/15/31 @ 100	7,750	6,685
American Honda Finance Corp., 1.30%, 9/9/26	5,000	4,521
AutoNation, Inc. 2.40%, 8/1/31, Callable 5/1/31 @ 100	3,750	2,898
3.85%, 3/1/32, Callable 12/1/31 @ 100	4,500	3,804
Brunswick Corp., 2.40%, 8/18/31, Callable 5/18/31 @ 100	6,500	4,958
Genting New York LLC/GENNY Capital, Inc., 3.30%, 2/15/26, Callable 1/15/26 @ 100 (a)	2,000	1,802
Genuine Parts Co., 2.75%, 2/1/32, Callable 11/1/31 @ 100	3,833	3,232
Hasbro, Inc. 3.55%, 11/19/26, Callable 9/19/26 @ 100	4,500	4,258
3.90%, 11/19/29, Callable 8/19/29 @ 100	7,500	6,886
Kohl's Corp., 4.63%, 5/1/31, Callable 2/1/31 @ 100	6,250	4,193
Marriott International, Inc. 4.63%, 6/15/30, Callable 3/15/30 @ 100	2,333	2,263
3.50%, 10/15/32, Callable 7/15/32 @ 100	2,750	2,412
Mattel, Inc., 3.38%, 4/1/26, Callable 5/15/23 @ 101.69 (a)	500	473
Murphy Oil USA, Inc. 4.75%, 9/15/29, Callable 9/15/24 @ 102.38	2,000	1,868
3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	1,332	1,139
Nordstrom, Inc. 4.38%, 4/1/30, Callable 1/1/30 @ 100	2,000	1,564
4.25%, 8/1/31, Callable 5/1/31 @ 100	4,250	3,155
Novant Health, Inc., 2.64%, 11/1/36, Callable 8/1/36 @ 100	13,000	10,243
O'Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	5,000	4,829
Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 4/6/31, Callable 1/6/31 @ 100 (a)	5,367	4,209
Smithsonian Institution, 2.65%, 9/1/39	2,000	1,512
Sodexo, Inc., 2.72%, 4/16/31, Callable 1/16/31 @ 100 (a) (g)	10,750	9,149
Toll Brothers Finance Corp., 3.80%, 11/1/29, Callable 8/1/29 @ 100 (g)	2,863	2,598
Trustees of Tufts College, 3.10%, 8/15/51, Callable 2/15/51 @ 100 (g)	9,500	6,759
University of Notre Dame du Lac, 3.44%, 2/15/45	5,000	4,154
Vanderbilt University Medical Center, 4.17%, 7/1/37, Callable 1/1/37 @ 100	1,000	886
Volkswagen Group of America Finance LLC, 4.60%, 6/8/29, Callable 4/8/29 @ 100 (a)	6,000	5,877
Warnermedia Holdings, Inc., 3.76%, 3/15/27, Callable 2/15/27 @ 100 (a)	5,000	4,715
		111,042
Consumer Staples (2.7%):
7-Eleven, Inc. 1.80%, 2/10/31, Callable 11/10/30 @ 100 (a)	6,500	5,198
2.80%, 2/10/51, Callable 8/2/50 @ 100 (a)	2,000	1,291

See notes to financial statements.

15

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Altria Group, Inc., 2.45%, 2/4/32, Callable 11/4/31 @ 100	$6,500	$5,163
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	10,000	10,047
Anheuser-Busch InBev Worldwide, Inc. 4.38%, 4/15/38, Callable 10/15/37 @ 100	6,500	6,279
3.75%, 7/15/42	5,000	4,315
BAT Capital Corp. 7.75%, 10/19/32, Callable 7/19/32 @ 100	2,000	2,215
4.39%, 8/15/37, Callable 2/15/37 @ 100	15,000	12,237
Bunge Ltd. Finance Corp., 2.75%, 5/14/31, Callable 2/14/31 @ 100	12,000	10,304
Cargill, Inc. 2.13%, 11/10/31, Callable 8/10/31 @ 100 (a)	6,000	4,981
5.13%, 10/11/32, Callable 7/11/32 @ 100 (a)	3,500	3,626
Church & Dwight Co., Inc., 2.30%, 12/15/31, Callable 9/15/31 @ 100	3,750	3,161
Constellation Brands, Inc., 2.25%, 8/1/31, Callable 5/1/31 @ 100	13,645	11,322
General Mills, Inc., 4.55%, 4/17/38, Callable 10/17/37 @ 100	4,667	4,399
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 2.50%, 1/15/27, Callable 12/15/26 @ 100 (a)	6,500	5,784
5.75%, 4/1/33, Callable 1/1/33 @ 100 (a)	3,000	2,878
Keurig Dr Pepper, Inc., 4.50%, 4/15/52, Callable 10/15/51 @ 100	10,000	8,924
Kraft Heinz Foods Co., 5.00%, 6/4/42	6,000	5,755
McCormick & Co., Inc. 2.50%, 4/15/30, Callable 1/15/30 @ 100	2,000	1,733
1.85%, 2/15/31, Callable 11/15/30 @ 100	2,000	1,629
Philip Morris International, Inc., 5.38%, 2/15/33, Callable 11/15/32 @ 100	8,000	8,150
SC Johnson & Son, Inc., 4.35%, 9/30/44, Callable 3/30/44 @ 100 (a)	7,000	6,064
Smithfield Foods, Inc., 4.25%, 2/1/27, Callable 11/1/26 @ 100 (a)	5,000	4,732
Sysco Corp., 2.45%, 12/14/31, Callable 9/14/31 @ 100	5,000	4,195
		134,382
Energy (3.3%):
Boardwalk Pipelines LP, 4.45%, 7/15/27, Callable 4/15/27 @ 100	8,000	7,861
Buckeye Partners LP, 5.60%, 10/15/44, Callable 4/15/44 @ 100	10,000	7,253
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	6,364	5,506
ConocoPhillips Co., 4.15%, 11/15/34, Callable 5/15/34 @ 100	4,500	4,229
DCP Midstream Operating LP, 5.85% (LIBOR03M+385bps), 5/21/43, Callable 5/21/23 @ 100 (a) (b)	10,000	9,998
Energy Transfer LP 4.15%, 9/15/29, Callable 6/15/29 @ 100	6,000	5,719
8.32% (LIBOR03M+302bps), 11/1/66, Callable 6/5/23 @ 100 (b)	8,510	6,377
Enterprise TE Partners LP, 7.74% (LIBOR03M+278bps), 6/1/67, Callable 6/5/23 @ 100 (b)	3,000	2,678
EOG Resources, Inc., 3.90%, 4/1/35, Callable 10/1/34 @ 100	2,000	1,856
EQM Midstream Partners LP 4.00%, 8/1/24, Callable 5/1/24 @ 100	1,286	1,244
4.13%, 12/1/26, Callable 9/1/26 @ 100	8,000	7,269
EQT Corp., 7.00%, 2/1/30, Callable 11/1/29 @ 100	2,594	2,740
Florida Gas Transmission Co. LLC, 2.55%, 7/1/30, Callable 4/1/30 @ 100 (a)	6,500	5,555
Gray Oak Pipeline LLC, 3.45%, 10/15/27, Callable 8/15/27 @ 100 (a)	5,333	4,840
HF Sinclair Corp., 4.50%, 10/1/30, Callable 7/1/30 @ 100	8,000	7,267

See notes to financial statements.

16

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25%, 11/1/28, Callable 11/1/23 @ 103.13 (a)	$4,000	$3,830
6.00%, 2/1/31, Callable 2/1/26 @ 103 (a)	3,000	2,776
Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100	5,000	4,332
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (a)	14,500	13,637
Murphy Oil Corp., 5.75%, 8/15/25, Callable 6/5/23 @ 101.44	2,770	2,751
Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	5,067	4,918
Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	5,000	3,934
Phillips 66, 4.65%, 11/15/34, Callable 5/15/34 @ 100	1,000	968
Phillips 66 Co., 4.90%, 10/1/46, Callable 4/1/46 @ 100 (a)	750	681
Pioneer Natural Resources Co., 1.90%, 8/15/30, Callable 5/15/30 @ 100	5,000	4,150
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29, Callable 9/15/29 @ 100	13,750	12,412
Rockies Express Pipeline LLC 4.95%, 7/15/29, Callable 4/15/29 @ 100 (a)	6,500	6,001
4.80%, 5/15/30, Callable 2/15/30 @ 100 (a)	3,000	2,663
Sabal Trail Transmission LLC, 4.68%, 5/1/38, Callable 11/1/37 @ 100 (a)	5,000	4,773
Southwestern Energy Co., 5.70%, 1/23/25, Callable 10/23/24 @ 100	2,000	2,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	3,500	3,422
TransCanada PipeLines Ltd., 7.07% (LIBOR03M+221bps), 5/15/67, Callable 6/5/23 @ 100 (b)	10,124	7,821
		161,461
Financials (12.3%):
Alexander Funding Trust, 1.84%, 11/15/23 (a)	6,000	5,804
Ally Financial, Inc., 7.10%, 11/15/27, Callable 10/15/27 @ 100 (g)	2,222	2,291
American Express Co., 4.99% (SOFR+226bps), 5/26/33, Callable 2/26/32 @ 100 (b)	6,000	5,926
American International Group, Inc., 3.88%, 1/15/35, Callable 7/15/34 @ 100	7,000	6,237
AmTrust Financial Services, Inc., 6.13%, 8/15/23	10,000	9,906
Assurant, Inc. 6.10%, 2/27/26, Callable 1/27/26 @ 100	4,412	4,457
4.90%, 3/27/28, Callable 12/27/27 @ 100	5,000	4,885
Athene Holding Ltd., 3.50%, 1/15/31, Callable 10/15/30 @ 100	7,614	6,315
Bank of America Corp. 4.38% (H15T5Y+276bps), Callable 1/27/27 @ 100 (b) (e)	3,500	2,985
4.20%, 8/26/24, MTN	5,000	4,933
1.53% (SOFR+65bps), 12/6/25, Callable 12/6/24 @ 100, MTN (b)	4,000	3,753
2.57% (SOFR+121bps), 10/20/32, Callable 10/20/31 @ 100 (b)	2,500	2,053
2.48% (H15T5Y+120bps), 9/21/36, Callable 9/21/31 @ 100 (b)	2,500	1,911
BankUnited, Inc., 4.88%, 11/17/25, Callable 8/17/25 @ 100	5,000	4,500
Blackstone Private Credit Fund, 2.63%, 12/15/26, Callable 11/15/26 @ 100	10,248	8,714
BMW U.S. Capital LLC 4.15%, 4/9/30, Callable 1/9/30 @ 100 (a)	7,000	6,905
3.70%, 4/1/32, Callable 1/1/32 @ 100 (a)	3,000	2,824
Brown & Brown, Inc., 4.20%, 3/17/32, Callable 12/17/31 @ 100	5,000	4,605
Cadence Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b)	3,000	2,708

See notes to financial statements.

17

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Capital One Financial Corp. 3.75%, 3/9/27, Callable 2/9/27 @ 100	$7,500	$7,023
5.82% (SOFR+260bps), 2/1/34, Callable 2/1/33 @ 100 (b)	3,500	3,413
Citizens Bank NA 4.12% (SOFR+140bps), 5/23/25, Callable 5/23/24 @ 100 (b)	3,402	3,246
6.06% (SOFR+145bps), 10/24/25, Callable 10/24/24 @ 100 (b)	2,250	2,179
Citizens Financial Group, Inc. 2.64%, 9/30/32, Callable 7/2/32 @ 100	5,500	4,073
5.64% (H15T5Y+275bps), 5/21/37, Callable 5/21/32 @ 100 (b)	5,000	4,681
Compeer Financial FLCA/Compeer Financial PCA, 3.38% (SOFR+197bps), 6/1/36, Callable 6/1/31 @ 100 (a) (b)	4,000	2,964
Credit Acceptance Corp., 6.63%, 3/15/26, Callable 5/15/23 @ 101.66 (g)	4,875	4,680
Cullen/Frost Bankers, Inc., 4.50%, 3/17/27, Callable 2/17/27 @ 100	3,000	2,911
Cullen/Frost Capital Trust II, 6.51% (LIBOR03M+155bps), 3/1/34, Callable 6/5/23 @ 100 (b)	10,000	8,545
Equitable Holdings, Inc., 4.35%, 4/20/28, Callable 1/20/28 @ 100	2,000	1,930
F&G Global Funding, 2.00%, 9/20/28 (a)	7,250	6,157
Fells Point Funding Trust, 3.05%, 1/31/27, Callable 12/31/26 @ 100 (a)	6,500	6,088
Fifth Third Bancorp 4.50% (H15T5Y+422bps), Callable 9/30/25 @ 100 (b) (e)	1,750	1,558
4.34% (SOFR+166bps), 4/25/33, Callable 4/25/32 @ 100 (b)	6,957	6,312
Fifth Third Bank NA, 3.85%, 3/15/26, Callable 2/15/26 @ 100	5,000	4,697
First American Financial Corp., 2.40%, 8/15/31, Callable 5/15/31 @ 100	9,225	7,187
First Citizens BancShares, Inc., 3.38% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (b)	12,097	11,112
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	8,000	7,567
First-Citizens Bank & Trust Co., 4.13% (H15T5Y+237bps), 11/13/29, Callable 11/13/24 @ 100 (b)	14,000	13,079
Fiserv, Inc., 5.60%, 3/2/33, Callable 12/2/32 @ 100	5,000	5,203
Ford Motor Credit Co. LLC 4.06%, 11/1/24, Callable 10/1/24 @ 100	5,000	4,864
4.54%, 8/1/26, Callable 6/1/26 @ 100	3,400	3,205
Fulton Financial Corp., 3.25% (SOFR+230bps), 3/15/30, Callable 3/15/25 @ 100 (b)	2,932	2,720
Glencore Funding LLC 1.63%, 4/27/26, Callable 3/27/26 @ 100 (a)	1,500	1,364
2.50%, 9/1/30, Callable 6/1/30 @ 100 (a) (g)	6,500	5,442
Global Atlantic Fin Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	10,000	8,853
Global Payments, Inc. 2.90%, 11/15/31, Callable 8/15/31 @ 100	6,500	5,379
5.40%, 8/15/32, Callable 5/15/32 @ 100	1,750	1,730
Huntington Bancshares, Inc. 4.44% (SOFR+197bps), 8/4/28, Callable 8/4/27 @ 100 (b)	2,750	2,613
2.49% (H15T5Y+117bps), 8/15/36, Callable 8/15/31 @ 100 (b)	15,676	11,179
Huntington Capital Trust I, 6.00% (LIBOR03M+70bps), 2/1/27, Callable 6/5/23 @ 100 (b)	2,300	2,121
ILFC E-Capital Trust I, 6.55%, 12/21/65, Callable 6/5/23 @ 100 (a)	10,000	6,447
JPMorgan Chase & Co. 4.60% (SOFR+313bps), Callable 2/1/25 @ 100 (b) (e)	5,000	4,640
2.95%, 10/1/26, Callable 7/1/26 @ 100	5,000	4,745
5.80% (LIBOR03M+50bps), 2/1/27, Callable 6/5/23 @ 100 (b)	4,000	3,688

See notes to financial statements.

18

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.32% (SOFR+156bps), 4/26/28, Callable 4/26/27 @ 100 (b)	$5,000	$4,905
1.95% (SOFR+1bps), 2/4/32, Callable 2/4/31 @ 100 (b)	10,000	8,063
KeyBank NA 3.40%, 5/20/26, MTN	2,500	2,273
3.90%, 4/13/29	3,000	2,562
4.90%, 8/8/32	1,000	889
KeyCorp. 2.25%, 4/6/27, MTN	2,000	1,743
4.79% (SOFR+206bps), 6/1/33, Callable 6/1/32 @ 100, MTN (b)	3,784	3,439
Level 3 Financing, Inc. 3.75%, 7/15/29, Callable 1/15/24 @ 101.88 (a)	9,500	5,342
3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	19,000	13,873
Lincoln National Corp., 7.23% (LIBOR03M+236bps), 5/17/66, Callable 8/11/26 @ 100 (b)	7,500	4,847
Loews Corp., 3.20%, 5/15/30, Callable 2/15/30 @ 100	5,000	4,535
Main Street Capital Corp., 3.00%, 7/14/26, Callable 6/14/26 @ 100	4,000	3,515
Manufacturers & Traders Trust Co. 4.65%, 1/27/26, Callable 12/27/25 @ 100	5,625	5,432
3.40%, 8/17/27	4,380	3,905
Mercury General Corp., 4.40%, 3/15/27, Callable 12/15/26 @ 100	5,000	4,840
MetLife, Inc., 4.13%, 8/13/42	10,000	8,642
Morgan Stanley 2.51% (SOFR+120bps), 10/20/32, Callable 10/20/31 @ 100, MTN (b)	7,000	5,757
2.48% (SOFR+136bps), 9/16/36, Callable 9/16/31 @ 100 (b)	8,000	6,141
National Rural Utilities Cooperative Finance Corp., 8.21% (LIBOR03M+291bps), 4/30/43, Callable 6/5/23 @ 100 (b)	9,500	9,258
Nationwide Mutual Insurance Co., 7.16% (LIBOR03M+229bps), 12/15/24, Callable 6/5/23 @ 100 (a) (b)	20,000	19,940
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b)	7,000	6,582
Northern Trust Corp., 6.13%, 11/2/32, Callable 8/2/32 @ 100	3,500	3,739
OWL Rock Core Income Corp. 5.50%, 3/21/25 (a)	1,500	1,458
3.13%, 9/23/26, Callable 8/23/26 @ 100	500	432
4.70%, 2/8/27, Callable 1/8/27 @ 100	4,500	4,103
7.75%, 9/16/27, Callable 8/16/27 @ 100 (a)	1,818	1,826
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25, Callable 6/15/25 @ 100 (a)	5,000	4,850
Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100 (a)	10,000	9,395
PNC Bank NA, 2.70%, 10/22/29	6,000	5,170
PPL Capital Funding, Inc., 7.83% (LIBOR03M+267bps), 3/30/67, Callable 6/5/23 @ 100 (b)	6,130	5,321
Primerica, Inc., 2.80%, 11/19/31, Callable 8/19/31 @ 100	4,000	3,372
Prudential Financial, Inc. 5.63% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	19,000	18,966
3.94%, 12/7/49, Callable 6/7/49 @ 100	2,500	2,021
6.00% (H15T5Y+323bps), 9/1/52, Callable 6/1/32 @ 100 (b)	6,000	5,802
Raymond James Financial, Inc., 4.95%, 7/15/46	4,000	3,683
Regions Bank, 6.45%, 6/26/37	7,409	7,477

See notes to financial statements.

19

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Regions Financial Corp., 5.75% (H15T5Y+543bps), Callable 6/15/25 @ 100 (b) (e)	$5,989	$5,696
Santander Holdings USA, Inc., 4.40%, 7/13/27, Callable 4/14/27 @ 100	5,818	5,541
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b) (h)	6,000	138
Stellantis Finance U.S., Inc., 2.69%, 9/15/31, Callable 6/15/31 @ 100 (a)	13,800	11,244
Stewart Information Services Corp., 3.60%, 11/15/31, Callable 8/15/31 @ 100	8,500	6,700
Synchrony Bank, 5.63%, 8/23/27, Callable 7/23/27 @ 100	4,500	4,280
Synovus Bank, 4.00% (H15T5Y+363bps), 10/29/30, Callable 10/29/25 @ 100 (b)	4,500	3,766
Synovus Financial Corp., 5.90% (USSW5+338bps), 2/7/29, Callable 2/7/24 @ 100 (b)	10,000	8,815
The Allstate Corp., 5.75% (LIBOR03M+294bps), 8/15/53, Callable 8/15/23 @ 100 (b)	5,000	4,900
The Bank of New York Mellon Corp. 3.75% (H15T5Y+263bps), Callable 12/20/26 @ 100 (b) (e)	7,000	5,838
4.70% (H15T5Y+436bps), Callable 9/20/25 @ 100 (b) (e)	3,250	3,161
The Charles Schwab Corp., 5.38% (H15T5Y+497bps), Callable 6/1/25 @ 100 (b) (e)	9,250	8,834
The Hartford Financial Services Group, Inc., 6.99% (LIBOR03M+213bps), 2/12/47, Callable 6/5/23 @ 100 (a) (b)	14,000	11,356
The PNC Financial Services Group, Inc., 4.63% (SOFR+185bps), 6/6/33, Callable 6/6/32 @ 100 (b)	2,500	2,322
TIAA FSB Holdings, Inc., 5.75%, 7/2/25, Callable 6/2/25 @ 100	10,000	9,454
Truist Bank, 2.25%, 3/11/30, Callable 12/11/29 @ 100	2,450	2,010
Truist Financial Corp., 1.89% (SOFR+63bps), 6/7/29, MTN, Callable 6/7/28 @ 100 (b)	5,000	4,231
W R Berkley Corp., 3.55%, 3/30/52, Callable 9/30/51 @ 100	5,588	4,085
Webster Financial Corp. 4.38%, 2/15/24, Callable 1/16/24 @ 100	6,285	5,947
4.00% (SOFR+253bps), 12/30/29, Callable 12/30/24 @ 100 (b)	4,750	4,474
Wells Fargo & Co., 3.00%, 10/23/26	10,000	9,422
		601,619
Health Care (4.2%):
AbbVie, Inc. 4.55%, 3/15/35, Callable 9/15/34 @ 100	4,000	3,915
4.25%, 11/21/49, Callable 5/21/49 @ 100	2,500	2,190
Amgen, Inc. 5.25%, 3/2/33, Callable 12/2/32 @ 100	4,000	4,114
5.60%, 3/2/43, Callable 9/2/42 @ 100	4,000	4,117
3.00%, 1/15/52, Callable 7/15/51 @ 100	4,500	3,076
4.20%, 2/22/52, Callable 8/22/51 @ 100	3,500	2,958
Baxter International, Inc., 3.13%, 12/1/51, Callable 6/1/51 @ 100	10,000	6,587
Bio-Rad Laboratories, Inc., 3.30%, 3/15/27, Callable 2/15/27 @ 100	3,500	3,321
Bon Secours Charity Health System, Inc., 5.25%, 11/1/25	3,000	2,937
Bon Secours Mercy Health, Inc., 3.38%, 11/1/25	8,000	7,609
Centene Corp., 2.50%, 3/1/31, Callable 12/1/30 @ 100	4,000	3,263
Cigna Corp., 3.40%, 3/1/27, Callable 12/1/26 @ 100	5,000	4,801
Community Health Network, Inc., 4.24%, 5/1/25	5,000	4,882

See notes to financial statements.

20

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CVS Health Corp. 4.30%, 3/25/28, Callable 12/25/27 @ 100	$3,000	$2,963
1.75%, 8/21/30, Callable 5/21/30 @ 100	6,966	5,683
5.63%, 2/21/53, Callable 8/21/52 @ 100	4,500	4,521
CVS Pass-Through Trust 6.04%, 12/10/28	3,878	3,937
5.93%, 1/10/34 (a)	3,230	3,246
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	15,750	13,998
Eastern Maine Healthcare Systems, 5.02%, 7/1/36	17,000	16,453
Elevance Health, Inc., 2.55%, 3/15/31, Callable 12/15/30 @ 100	8,000	6,900
Fresenius Medical Care U.S. Finance III, Inc., 2.38%, 2/16/31, Callable 11/16/30 @ 100 (a)	13,000	10,008
HCA, Inc. 4.38%, 3/15/42, Callable 9/15/41 @ 100 (a)	2,156	1,808
5.50%, 6/15/47, Callable 12/15/46 @ 100	2,000	1,879
Illumina, Inc., 2.55%, 3/23/31, Callable 12/23/30 @ 100	15,000	12,578
Northwell Healthcare, Inc., 3.39%, 11/1/27, Callable 8/1/27 @ 100	3,900	3,636
NYU Langone Hospitals, 4.17%, 7/1/37	6,500	5,845
Orlando Health Obligated Group, 2.89%, 10/1/35	1,660	1,353
PerkinElmer, Inc. 2.55%, 3/15/31, Callable 12/15/30 @ 100	8,500	7,080
2.25%, 9/15/31, Callable 6/15/31 @ 100	4,500	3,653
Piedmont Healthcare, Inc., 2.72%, 1/1/42, Callable 7/1/41 @ 100	5,000	3,505
Roche Holdings, Inc., 1.93%, 12/13/28, Callable 10/13/28 @ 100 (a)	8,000	7,122
Royalty Pharma PLC 2.20%, 9/2/30, Callable 6/2/30 @ 100	10,167	8,342
2.15%, 9/2/31, Callable 6/2/31 @ 100	8,500	6,773
Southern Illinois Healthcare Enterprises, Inc., 3.97%, 5/15/50, Callable 11/15/49 @ 100	9,000	6,771
Tenet Healthcare Corp., 6.13%, 6/15/30, Callable 6/15/25 @ 103.06 (a)	1,500	1,490
Trinity Health Corp., 2.63%, 12/1/40, Callable 6/1/40 @ 100	3,000	2,197
Universal Health Services, Inc., 2.65%, 1/15/32, Callable 10/15/31 @ 100	9,827	7,975
		203,486
Industrials (6.8%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	10,000	8,125
Air Lease Corp., 2.88%, 1/15/32, Callable 10/15/31 @ 100	4,750	3,894
American Airlines Pass Through Trust 3.70%, 10/1/26	5,517	4,894
4.00%, 9/22/27	6,684	5,863
4.00%, 2/15/29	3,550	3,094
3.60%, 10/15/29	7,294	6,186
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26 (a)	1,923	1,889
Ashtead Capital, Inc. 4.00%, 5/1/28, Callable 5/15/23 @ 102 (a)	2,500	2,333
4.25%, 11/1/29, Callable 11/1/24 @ 102.13 (a)	3,937	3,665
2.45%, 8/12/31, Callable 5/12/31 @ 100 (a)	6,000	4,777
5.50%, 8/11/32, Callable 5/11/32 @ 100 (a)	3,750	3,710
BNSF Funding Trust I, 6.61% (LIBOR03M+235bps), 12/15/55, Callable 1/15/26 @ 100 (b)	8,325	7,999

See notes to financial statements.

21

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
British Airways Pass Through Trust 3.35%, 6/15/29 (a)	$4,898	$4,217
3.80%, 9/20/31 (a)	2,875	2,638
Builders FirstSource, Inc., 6.38%, 6/15/32, Callable 6/15/27 @ 103.19 (a)	2,500	2,495
Burlington Northern Santa Fe LLC, 3.90%, 8/1/46, Callable 2/1/46 @ 100	5,000	4,255
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	7,927	6,831
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100	9,500	7,392
Continental Airlines Pass Through Trust, 4.00%, 10/29/24	2,760	2,679
CoStar Group, Inc., 2.80%, 7/15/30, Callable 4/15/30 @ 100 (a)	10,354	8,656
Daimler Truck Finance North America LLC, 2.38%, 12/14/28 (a)	5,600	4,906
Delta Air Lines Pass Through Trust, 3.88%, 7/30/27	6,060	5,545
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28 (a)	2,000	1,941
FedEx Corp. 3.90%, 2/1/35	2,000	1,799
4.05%, 2/15/48, Callable 8/15/47 @ 100	6,500	5,281
Fluor Corp., 4.25%, 9/15/28, Callable 6/15/28 @ 100 (g)	8,000	7,387
Fortune Brands Innovations, Inc., 4.00%, 3/25/32, Callable 12/25/31 @ 100	5,500	4,978
General Electric Co., 8.20% (LIBOR03M+333bps), Callable 6/15/23 @ 100 (b) (e)	5,441	5,443
GXO Logistics, Inc., 2.65%, 7/15/31, Callable 4/15/31 @ 100	13,000	10,223
Hawaiian Airlines Pass Through Certificates, 3.90%, 1/15/26	9,249	8,327
Hillenbrand, Inc. 5.00%, 9/15/26, Callable 7/15/26 @ 100	10,000	9,744
3.75%, 3/1/31, Callable 3/1/26 @ 101.88	3,150	2,706
Howmet Aerospace, Inc., 3.00%, 1/15/29, Callable 11/15/28 @ 100	8,500	7,651
Hubbell, Inc. 3.50%, 2/15/28, Callable 11/15/27 @ 100	1,500	1,422
2.30%, 3/15/31, Callable 12/15/30 @ 100	8,500	7,096
JetBlue Pass Through Trust, 2.95%, 5/15/28	8,448	7,223
Kennametal, Inc., 4.63%, 6/15/28, Callable 3/15/28 @ 100	5,295	5,150
Leidos, Inc., 2.30%, 2/15/31, Callable 11/15/30 @ 100	15,000	12,164
Lincoln Center for the Performing Arts, Inc., 3.71%, 12/1/35, Callable 9/1/35 @ 100	3,935	3,527
Molex Electronic Technologies LLC, 3.90%, 4/15/25, Callable 1/15/25 @ 100 (a)	10,000	9,637
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100	7,000	5,483
Pentair Finance Sarl, 5.90%, 7/15/32, Callable 4/15/32 @ 100	7,500	7,736
Quanta Services, Inc., 2.35%, 1/15/32, Callable 10/15/31 @ 100	5,250	4,236
Raytheon Technologies Corp., 4.20%, 12/15/44, Callable 6/15/44 @ 100	10,000	8,396
Regal Rexnord Corp., 6.40%, 4/15/33, Callable 1/15/33 @ 100 (a)	1,465	1,493
Ryder System, Inc., 3.35%, 9/1/25, MTN, Callable 8/1/25 @ 100	5,000	4,802
Spirit Airlines Pass Through Trust 4.45%, 4/1/24	1,635	1,600
4.10%, 4/1/28	8,811	8,172
3.38%, 2/15/30	7,254	6,358
The Boeing Co. 3.25%, 2/1/28, Callable 12/1/27 @ 100	4,000	3,730
3.63%, 2/1/31, Callable 11/1/30 @ 100	4,000	3,660
5.71%, 5/1/40, Callable 11/1/39 @ 100	15,000	15,036
5.81%, 5/1/50, Callable 11/1/49 @ 100	4,500	4,490
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @ 100	7,000	6,105

See notes to financial statements.

22

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Timken Co., 4.13%, 4/1/32, Callable 1/1/32 @ 100	$6,400	$5,924
TOTE Maritime Alaska LLC (NBGA — United States Government), 6.37%, 4/15/28	5,175	5,305
TTX Co., 3.60%, 1/15/25 (a)	7,000	6,838
U.S. Airways Pass Through Trust, 3.95%, 11/15/25	4,438	4,162
Union Pacific Corp. 3.38%, 2/1/35, Callable 8/1/34 @ 100	2,000	1,764
4.25%, 4/15/43, Callable 10/15/42 @ 100	5,000	4,292
United Airlines Pass Through Trust 4.30%, 8/15/25	2,891	2,769
2.90%, 5/1/28	4,394	3,735
		333,828
Information Technology (2.6%):
Amphenol Corp., 2.20%, 9/15/31, Callable 6/15/31 @ 100	8,875	7,412
Broadcom, Inc. 2.45%, 2/15/31, Callable 11/15/30 @ 100 (a)	8,500	6,973
2.60%, 2/15/33, Callable 11/15/32 @ 100 (a)	10,000	7,878
3.47%, 4/15/34, Callable 1/15/34 @ 100 (a)	2,000	1,653
4.93%, 5/15/37, Callable 2/15/37 @ 100 (a)	2,000	1,826
Dell International LLC/EMC Corp. 5.75%, 2/1/33, Callable 11/1/32 @ 100 (g)	700	709
3.38%, 12/15/41, Callable 6/15/41 @ 100 (a)	9,500	6,716
HP, Inc. 3.40%, 6/17/30, Callable 3/17/30 @ 100	10,000	8,869
5.50%, 1/15/33, Callable 10/15/32 @ 100	3,000	2,976
Jabil, Inc., 3.00%, 1/15/31, Callable 10/15/30 @ 100	4,776	4,075
Marvell Technology, Inc., 2.45%, 4/15/28, Callable 2/15/28 @ 100	5,950	5,225
Micron Technology, Inc., 5.88%, 2/9/33, Callable 11/9/32 @ 100	4,000	4,034
Microsoft Corp. 3.45%, 8/8/36, Callable 2/8/36 @ 100	5,000	4,648
2.53%, 6/1/50, Callable 12/1/49 @ 100	2,000	1,419
Motorola Solutions, Inc. 2.75%, 5/24/31, Callable 2/24/31 @ 100	10,000	8,310
5.60%, 6/1/32, Callable 3/1/32 @ 100	4,000	4,061
Oracle Corp. 2.95%, 4/1/30, Callable 1/1/30 @ 100	7,000	6,202
3.85%, 7/15/36, Callable 1/15/36 @ 100	9,250	7,911
3.60%, 4/1/50, Callable 10/1/49 @ 100	4,750	3,374
Qorvo, Inc., 3.38%, 4/1/31, Callable 4/1/26 @ 101.69 (a)	15,985	13,009
Skyworks Solutions, Inc., 3.00%, 6/1/31, Callable 3/1/31 @ 100	8,800	7,339
TSMC Arizona Corp., 2.50%, 10/25/31, Callable 7/25/31 @ 100	9,000	7,700
Western Digital Corp., 3.10%, 2/1/32, Callable 11/1/31 @ 100	3,875	2,806
Workday, Inc., 3.70%, 4/1/29, Callable 2/1/29 @ 100	3,000	2,827
		127,952
Materials (2.5%):
Albemarle Corp., 4.65%, 6/1/27, Callable 5/1/27 @ 100	6,000	5,924
AptarGroup, Inc., 3.60%, 3/15/32, Callable 12/15/31 @ 100	7,071	6,201
Avery Dennison Corp., 2.25%, 2/15/32, Callable 11/15/31 @ 100	11,500	9,247
Ball Corp., 3.13%, 9/15/31, Callable 6/15/31 @ 100	8,500	7,067
Bayport Polymers LLC, 4.74%, 4/14/27, Callable 3/14/27 @ 100 (a)	6,000	5,683

See notes to financial statements.

23

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Celanese U.S. Holdings LLC, 6.33%, 7/15/29, Callable 5/15/29 @ 100	$2,564	$2,596
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	4,000	3,621
Commercial Metals Co., 3.88%, 2/15/31, Callable 2/15/26 @ 101.94	4,500	3,936
Eagle Materials, Inc., 2.50%, 7/1/31, Callable 4/1/31 @ 100	11,601	9,442
Ecolab, Inc. 2.13%, 8/15/50, Callable 2/15/50 @ 100	5,000	3,012
2.70%, 12/15/51, Callable 6/15/51 @ 100	500	336
Freeport-McMoRan, Inc. 4.38%, 8/1/28, Callable 8/1/23 @ 102.19	3,500	3,324
4.63%, 8/1/30, Callable 8/1/25 @ 102.31	2,000	1,905
LYB International Finance III LLC 3.38%, 10/1/40, Callable 4/1/40 @ 100	1,500	1,108
4.20%, 5/1/50, Callable 11/1/49 @ 100	2,500	1,932
Martin Marietta Materials, Inc., 2.40%, 7/15/31, Callable 4/15/31 @ 100	5,000	4,157
Monsanto Co. 3.38%, 7/15/24, Callable 4/15/24 @ 100	5,000	4,863
3.95%, 4/15/45, Callable 10/15/44 @ 100	5,000	3,016
NewMarket Corp., 2.70%, 3/18/31, Callable 12/18/30 @ 100	7,500	6,267
Packaging Corp. of America, 3.05%, 10/1/51, Callable 4/1/51 @ 100	10,875	7,361
Reliance Steel & Aluminum Co., 2.15%, 8/15/30, Callable 5/15/30 @ 100	9,937	8,359
The Dow Chemical Co. 6.30%, 3/15/33, Callable 12/15/32 @ 100	4,000	4,405
4.25%, 10/1/34, Callable 4/1/34 @ 100	4,750	4,449
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @ 100	5,000	4,586
Worthington Industries, Inc., 4.30%, 8/1/32, Callable 5/1/32 @ 100	5,890	5,093
WRKCo, Inc., 3.00%, 6/15/33, Callable 3/15/33 @ 100	6,000	4,902
		122,792
Real Estate (1.7%):
Alexandria Real Estate Equities, Inc. 1.88%, 2/1/33, Callable 11/1/32 @ 100	4,000	3,024
3.55%, 3/15/52, Callable 9/15/51 @ 100	2,000	1,409
AvalonBay Communities, Inc. 3.20%, 1/15/28, Callable 10/15/27 @ 100, MTN	2,679	2,509
2.45%, 1/15/31, Callable 10/17/30 @ 100, MTN	2,000	1,712
Boston Properties LP 2.55%, 4/1/32, Callable 1/1/32 @ 100	4,000	3,011
2.45%, 10/1/33, Callable 7/1/33 @ 100	7,878	5,669
Crown Castle, Inc. 2.25%, 1/15/31, Callable 10/15/30 @ 100	1,250	1,037
2.90%, 4/1/41, Callable 10/1/40 @ 100	5,000	3,565
ERP Operating LP, 2.85%, 11/1/26, Callable 8/1/26 @ 100	9,000	8,406
Essex Portfolio LP, 2.65%, 3/15/32, Callable 12/15/31 @ 100	5,000	4,109
GLP Capital LP/GLP Financing II, Inc. 4.00%, 1/15/31, Callable 10/15/30 @ 100	4,000	3,523
3.25%, 1/15/32, Callable 10/15/31 @ 100	3,617	2,981
Host Hotels & Resorts LP 3.38%, 12/15/29, Callable 9/15/29 @ 100	3,500	3,000
3.50%, 9/15/30, Callable 6/15/30 @ 100	4,150	3,540
Hudson Pacific Properties LP 3.95%, 11/1/27, Callable 8/1/27 @ 100	5,000	3,678

See notes to financial statements.

24

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.65%, 4/1/29, Callable 1/1/29 @ 100	$1,979	$1,375
3.25%, 1/15/30, Callable 10/15/29 @ 100	9,629	6,027
Kilroy Realty LP, 2.65%, 11/15/33, Callable 8/15/33 @ 100	11,850	7,857
Physicians Realty LP, 4.30%, 3/15/27, Callable 12/15/26 @ 100	5,000	4,796
SBA Tower Trust 2.84%, 1/15/25, Callable 1/15/24 @ 100 (a)	2,000	1,909
6.60%, 1/15/28, Callable 1/15/27 @ 100 (a)	1,158	1,214
VICI Properties LP/VICI Note Co., Inc., 4.13%, 8/15/30, Callable 2/15/25 @ 102.06 (a)	8,000	7,181
		81,532
Utilities (4.6%):
AEP Texas, Inc., 4.70%, 5/15/32, Callable 2/15/32 @ 100	6,000	5,899
Alabama Power Co., 3.85%, 12/1/42	3,000	2,525
Ameren Corp. 1.75%, 3/15/28, Callable 1/15/28 @ 100	5,600	4,885
3.50%, 1/15/31, Callable 10/15/30 @ 100	4,250	3,870
Atmos Energy Corp., 4.13%, 10/15/44, Callable 4/15/44 @ 100	10,000	8,745
Berkshire Hathaway Energy Co., 4.50%, 2/1/45, Callable 8/1/44 @ 100	12,000	10,985
Black Hills Corp., 3.88%, 10/15/49, Callable 4/15/49 @ 100	10,000	7,622
CenterPoint Energy, Inc., 2.65%, 6/1/31, Callable 3/1/31 @ 100	8,500	7,259
Delmarva Power & Light Co., 4.15%, 5/15/45, Callable 11/15/44 @ 100	5,000	4,270
Dominion Energy South Carolina, Inc., 4.10%, 6/15/46, Callable 12/15/45 @ 100	5,000	4,127
Duke Energy Carolinas LLC, 3.88%, 3/15/46, Callable 9/15/45 @ 100	5,000	4,150
Duke Energy Indiana LLC, 3.75%, 5/15/46, Callable 11/15/45 @ 100	5,000	4,052
Duke Energy Progress LLC, 4.15%, 12/1/44, Callable 6/1/44 @ 100	7,000	6,102
Duquesne Light Holdings, Inc., 2.78%, 1/7/32, Callable 10/7/31 @ 100 (a)	3,967	3,201
Entergy Louisiana LLC, 4.95%, 1/15/45, Callable 1/15/25 @ 100	7,000	6,686
Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100	5,000	4,636
Entergy Texas, Inc. 3.45%, 12/1/27, Callable 9/1/27 @ 100	8,000	7,485
3.55%, 9/30/49, Callable 3/30/49 @ 100	5,000	3,813
Florida Power & Light Co. 3.15%, 10/1/49, Callable 4/1/49 @ 100	8,750	6,584
2.88%, 12/4/51, Callable 6/4/51 @ 100	4,500	3,209
Gulf Power Co., 3.30%, 5/30/27, Callable 2/28/27 @ 100	5,000	4,816
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100	5,475	5,081
ITC Holdings Corp. 4.95%, 9/22/27, Callable 8/22/27 @ 100 (a)	4,000	4,060
3.35%, 11/15/27, Callable 8/15/27 @ 100	2,000	1,898
MidAmerican Energy Co. 3.15%, 4/15/50, Callable 10/15/49 @ 100	7,000	5,220
2.70%, 8/1/52, Callable 2/1/52 @ 100	2,500	1,705
Mississippi Power Co., 4.25%, 3/15/42	3,168	2,727
NRG Energy, Inc. 4.45%, 6/15/29, Callable 3/15/29 @ 100 (a)	2,907	2,663
7.00%, 3/15/33, Callable 12/15/32 @ 100 (a)	6,000	6,233
Oglethorpe Power Corp., 4.50%, 4/1/47, Callable 10/1/46 @ 100 (a)	3,750	3,195
Oncor Electric Delivery Co. LLC, 3.75%, 4/1/45, Callable 10/1/44 @ 100	5,000	4,212
PECO Energy Co., 3.00%, 9/15/49, Callable 3/15/49 @ 100	7,000	5,038
Potomac Electric Power Co., 4.15%, 3/15/43, Callable 9/15/42 @ 100	5,000	4,496

See notes to financial statements.

25

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Public Service Co. of Colorado, 2.70%, 1/15/51, Callable 7/15/50 @ 100	$7,000	$4,730
Public Service Electric & Gas Co., 3.80%, 3/1/46, MTN, Callable 9/1/45 @ 100	8,000	6,644
Rayburn Country Securitization LLC, 2.31%, 12/1/30 (a)	5,732	5,228
South Jersey Industries, Inc., 5.02%, 4/15/31	9,000	7,656
Southwestern Public Service Co., 3.15%, 5/1/50, Callable 11/1/49 @ 100	10,000	7,240
The AES Corp., 2.45%, 1/15/31, Callable 10/15/30 @ 100	9,000	7,386
Tri-State Generation & Transmission Association, Inc. 4.70%, 11/1/44, Callable 5/1/44 @ 100	5,000	4,020
4.25%, 6/1/46, Callable 12/1/45 @ 100	10,000	7,530
WEC Energy Group, Inc., 6.98% (LIBOR03M+211bps), 5/15/67, Callable 6/5/23 @ 100 (b)	13,000	10,582
		222,465
Total Corporate Bonds (Cost $2,505,121)		2,212,865
Yankee Dollars (11.1%)
Communication Services (0.2%):
British Telecommunications PLC, 3.25%, 11/8/29, Callable 8/8/29 @ 100 (a)	7,000	6,336
Rogers Communications, Inc., 3.20%, 3/15/27, Callable 2/15/27 @ 100 (a)	5,000	4,689
		11,025
Consumer Discretionary (0.4%):
GENM Capital Labuan Ltd., 3.88%, 4/19/31, Callable 1/19/31 @ 100 (a)	8,500	6,883
International Game Technology PLC, 5.25%, 1/15/29, Callable 1/15/24 @ 102.63 (a)	5,500	5,286
Nemak SAB de CV, 3.63%, 6/28/31, Callable 3/28/31 @ 100 (a)	7,192	5,374
		17,543
Consumer Staples (0.7%):
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	9,333	8,180
Bacardi Ltd., 4.70%, 5/15/28, Callable 2/15/28 @ 100 (a)	12,000	11,875
Imperial Brands Finance PLC 4.25%, 7/21/25, Callable 4/21/25 @ 100 (a)	5,000	4,863
3.88%, 7/26/29, Callable 4/26/29 @ 100 (a)	5,000	4,499
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 2/2/29, Callable 12/2/28 @ 100 (a)	3,250	2,789
		32,206
Energy (0.6%):
Aker BP ASA, 4.00%, 1/15/31, Callable 10/15/30 @ 100 (a)	9,250	8,445
Korea National Oil Corp., 2.63%, 4/18/32 (a)	6,000	5,111
Petroleos Mexicanos 5.95%, 1/28/31, Callable 10/28/30 @ 100	6,667	4,933
6.70%, 2/16/32, Callable 11/16/31 @ 100	1,500	1,156
Shell International Finance BV, 3.63%, 8/21/42	7,000	5,906
Var Energi ASA, 8.00%, 11/15/32, Callable 8/15/32 @ 100 (a)	3,750	4,072
		29,623
Financials (6.5%):
ABN AMRO Bank NV 4.75%, 7/28/25 (a)	6,000	5,844
4.80%, 4/18/26 (a)	8,000	7,809
See notes to financial statements.

26

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
ANZ Bank New Zealand Ltd., 5.55%, 8/11/32, Callable 8/11/27 @ 100 (a)	$4,167	$4,134
Ascot Group Ltd., 4.25%, 12/15/30, Callable 12/15/25 @ 100 (a)	7,802	6,129
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.95% (H15T5Y+300bps), 10/1/28, Callable 10/1/23 @ 100 (a) (b)	1,000	987
Bank of Montreal, 3.09% (H15T5Y+140bps), 1/10/37, Callable 1/10/32 @ 100 (b)	6,500	5,229
Bank of New Zealand, 1.00%, 3/3/26 (a)	10,400	9,351
Barclays PLC 7.39% (H15T1Y+330bps), 11/2/28, Callable 11/2/27 @ 100 (b)	5,000	5,340
5.75% (H15T1Y+300bps), 8/9/33, Callable 8/9/32 @ 100 (b)	5,000	4,915
BNP Paribas SA 4.38%, 5/12/26 (a)	5,500	5,300
4.63%, 3/13/27 (a)	4,500	4,364
BP Capital Markets PLC 4.38% (H15T5Y+404bps), Callable 6/22/25 @ 100 (b) (e)	9,500	9,116
4.88% (H15T5Y+440bps), Callable 3/22/30 @ 100 (b) (e)	4,000	3,666
BPCE SA 3.50%, 10/23/27 (a)	5,000	4,627
3.25%, 1/11/28 (a)	6,000	5,522
Brookfield Finance, Inc., 4.85%, 3/29/29, Callable 12/29/28 @ 100	7,000	6,881
Canadian Imperial Bank of Commerce, 7.26%, 4/10/32 (a)	2,156	2,491
Commonwealth Bank of Australia 2.69%, 3/11/31 (a)	9,000	7,181
3.78%, 3/14/32 (a)	3,000	2,556
Cooperatieve Rabobank UA, 4.00% (USSW5+189bps), 4/10/29, MTN, Callable 4/10/24 @ 100 (b)	5,000	4,840
Credit Agricole SA, 4.13%, 1/10/27 (a)	15,000	14,502
Credit Suisse Group AG 4.55%, 4/17/26	5,000	4,663
4.28%, 1/9/28, Callable 1/9/27 @ 100 (a)	3,250	2,945
3.87% (LIBOR03M+141bps), 1/12/29, Callable 1/12/28 @ 100 (a) (b)	4,445	3,971
9.02% (SOFR+502bps), 11/15/33, Callable 11/15/32 @ 100 (a) (b)	750	888
Deutsche Bank AG 4.88% (USISDA05+255bps), 12/1/32, Callable 12/1/27 @ 100 (b)	10,000	8,318
3.74% (SOFR+226bps), 1/7/33, Callable 10/7/31 @ 100 (b)	5,000	3,663
Enel Finance International NV, 7.50%, 10/14/32, Callable 7/14/32 @ 100 (a)	3,000	3,358
HSBC Holdings PLC, 2.21% (SOFR+129bps), 8/17/29, Callable 8/17/28 @ 100 (b)	8,500	7,232
ING Groep NV, 3.95%, 3/29/27	5,000	4,802
Lloyds Banking Group PLC 3.75%, 1/11/27	9,000	8,568
3.57% (LIBOR03M+121bps), 11/7/28, Callable 11/7/27 @ 100 (b)	5,000	4,642
7.95% (H15T1Y+375bps), 11/15/33, Callable 8/15/32 @ 100 (b)	2,121	2,367
Macquarie Bank Ltd., 3.05% (H15T5Y+170bps), 3/3/36, Callable 3/3/31 @ 100 (a) (b)	8,750	6,735
Macquarie Group Ltd., 4.10% (SOFR+213bps), 6/21/28, Callable 6/21/27 @ 100 (a) (b)	5,000	4,778
Mitsubishi UFJ Financial Group, Inc., 5.02% (H15T1Y+195bps), 7/20/28, Callable 7/20/27 @ 100 (b)	5,000	4,985

See notes to financial statements.

27

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Mizuho Financial Group, Inc. 3.17%, 9/11/27	$5,000	$4,671
2.56%, 9/13/31	5,000	3,986
2.17% (H15T1Y+87bps), 5/22/32, Callable 5/22/31 @ 100 (b)	5,000	3,972
Nationwide Building Society, 4.00%, 9/14/26 (a)	7,058	6,629
NatWest Group PLC 4.80%, 4/5/26	5,000	4,982
5.08% (LIBOR03M+191bps), 1/27/30, Callable 1/27/29 @ 100 (b)	6,000	5,923
Nomura Holdings, Inc., 5.61%, 7/6/29	5,000	4,978
nVent Finance Sarl, 5.65%, 5/15/33, Callable 2/15/33 @ 100	5,500	5,553
Phoenix Group Holdings PLC, 5.38%, 7/6/27, MTN	3,750	3,614
Port of Newcastle Investments Financing Pty Ltd., 5.90%, 11/24/31, Callable 8/24/31 @ 100 (a)	6,000	5,290
Santander UK Group Holdings PLC, 2.90% (SOFR+148bps), 3/15/32, Callable 3/15/31 @ 100 (b)	3,000	2,470
Societe Generale SA 1.49% (H15T1Y+1bps), 12/14/26, Callable 12/14/25 @ 100 (a) (b)	8,500	7,509
6.22% (H15T1Y+320bps), 6/15/33, Callable 6/15/32 @ 100 (a) (b)	9,000	8,468
Standard Chartered PLC 7.77% (H15T1Y+345bps), 11/16/28, Callable 11/16/27 @ 100 (a) (b)	2,500	2,705
4.87% (LIBOR03M+197bps), 3/15/33, Callable 3/15/28 @ 100 (a) (b)	7,500	6,944
Sumitomo Mitsui Financial Group, Inc., 2.22%, 9/17/31	8,500	6,898
The Bank of Nova Scotia 4.50%, 12/16/25	6,000	5,898
1.30%, 9/15/26	7,000	6,231
The Toronto-Dominion Bank 2.00%, 9/10/31	8,500	6,881
3.63% (USSW5+221bps), 9/15/31, Callable 9/15/26 @ 100 (b)	10,000	9,444
Washington Aircraft 1 Co. DAC, Title XI (NBGA — United States Government), 2.64%, 9/15/26	2,175	2,066
Westpac Banking Corp. 4.32% (USISDA05+224bps), 11/23/31, Callable 11/23/26 @ 100 (b)	5,000	4,741
2.67% (H15T5Y+2bps), 11/15/35, Callable 11/15/30 @ 100 (b)	4,000	3,139
3.02% (H15T5Y+153bps), 11/18/36, Callable 11/18/31 @ 100 (b)	2,000	1,570
		317,261
Health Care (0.5%):
Olympus Corp., 2.14%, 12/8/26, Callable 11/8/26 @ 100 (a)	3,939	3,573
Royalty Pharma PLC, 3.55%, 9/2/50, Callable 3/2/50 @ 100	2,000	1,374
Smith & Nephew PLC, 2.03%, 10/14/30, Callable 7/14/30 @ 100	10,240	8,341
STERIS Irish FinCo Unlimited Co. 2.70%, 3/15/31, Callable 12/15/30 @ 100	3,000	2,520
3.75%, 3/15/51, Callable 9/15/50 @ 100	8,000	5,958
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	5,000	4,526
		26,292
Industrials (1.1%):
Air Canada Pass Through Trust 4.13%, 5/15/25 (a)	14,563	13,638
3.60%, 3/15/27 (a)	6,466	6,046
3.75%, 12/15/27 (a)	4,119	3,813
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (a)	3,500	3,226

See notes to financial statements.

28

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ferguson Finance PLC 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	$6,000	$5,257
4.65%, 4/20/32, Callable 1/20/32 @ 100 (a)	3,000	2,867
Rolls-Royce PLC, 3.63%, 10/14/25, Callable 7/14/25 @ 100 (a)	5,000	4,724
Sydney Airport Finance Co. Pty Ltd., 3.63%, 4/28/26, Callable 1/28/26 @ 100 (a)	7,000	6,768
Trane Technologies Financing Ltd., 5.25%, 3/3/33, Callable 12/3/32 @ 100	4,000	4,150
Turkish Airlines Pass Through Trust, 4.20%, 3/15/27 (a)	4,993	4,343
		54,832
Information Technology (0.2%):
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.65%, 2/15/32, Callable 11/15/31 @ 100	7,000	5,768
Open Text Corp., 6.90%, 12/1/27, Callable 11/1/27 @ 100 (a)	1,765	1,825
		7,593
Materials (0.6%):
ArcelorMittal SA 6.80%, 11/29/32, Callable 8/29/32 @ 100	3,250	3,400
7.00%, 10/15/39	4,000	4,228
Braskem Netherlands Finance BV 4.50%, 1/31/30 (a)	13,000	10,922
7.25%, 2/13/33, Callable 11/13/32 @ 100 (a)	1,600	1,531
CCL Industries, Inc., 3.05%, 6/1/30, Callable 3/1/30 @ 100 (a)	7,235	6,207
Teck Resources Ltd., 6.13%, 10/1/35	5,000	5,221
		31,509
Real Estate (0.1%):
Ontario Teachers' Cadillac Fairview Properties Trust, 2.50%, 10/15/31, Callable 7/15/31 @ 100 (a)	5,500	4,476
Utilities (0.2%):
Enel Chile SA, 4.88%, 6/12/28, Callable 3/12/28 @ 100	5,000	4,882
Enel Finance International NV, 2.25%, 7/12/31, Callable 4/12/31 @ 100 (a)	5,000	3,960
		8,842
Total Yankee Dollars (Cost $593,776)		541,202
Municipal Bonds (7.9%)
Arizona (0.1%):
City of Phoenix Civic Improvement Corp. Revenue 1.16%, 7/1/26	910	823
1.59%, 7/1/29 1,000 845 1.84%, 7/1/31, Continuously Callable @100	2,000	1,633
		3,301
California (0.6%):
City of El Cajon Revenue Series A, 2.09%, 4/1/29	425	365
Series A, 2.19%, 4/1/30	425	359
Series A, 2.29%, 4/1/31, Continuously Callable @100	550	457

See notes to financial statements.

29

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Riverside Revenue Series A, 2.49%, 6/1/26	$1,800	$1,693
Series A, 2.64%, 6/1/27	1,400	1,304
San Jose Financing Authority Revenue, 1.71%, 6/1/28	2,000	1,759
San Jose Redevelopment Agency Successor Agency Tax Allocation, Series A-T, 3.13%, 8/1/28, Continuously Callable @100	10,000	9,366
San Marcos Redevelopment Agency Successor Agency Tax Allocation Series B, 4.02%, 10/1/25	5,250	5,167
Series B, 4.47%, 10/1/29	6,500	6,458
Vista Redevelopment Agency Successor Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 4.13%, 9/1/30, Continuously Callable @100	2,590	2,487
		29,415
Colorado (0.3%):
City & County of Denver Co. Airport System Revenue Series C, 2.14%, 11/15/29	4,500	3,942
Series C, 2.24%, 11/15/30	5,000	4,313
County of El Paso Revenue, 4.47%, 10/1/35	5,000	4,914
		13,169
Connecticut (0.6%):
City of Bridgeport, GO, Series A, 4.08%, 8/15/29, Continuously Callable @100	7,380	7,209
City of New Haven, GO, Series B, 4.68%, 8/1/31, Continuously Callable @100	10,000	9,897
State of Connecticut, GO Series A, 2.35%, 7/1/26	2,415	2,283
Series A, 3.43%, 4/15/28	1,500	1,449
Series A, 2.55%, 7/1/28	2,000	1,847
Town of Hamden, GO, 4.93%, 8/15/30, Continuously Callable @100	3,845	3,825
		26,510
Florida (0.7%):
County of Broward Florida Airport System Revenue, Series C, 2.91%, 10/1/32, Continuously Callable @100	9,500	8,211
County of Miami-Dade Aviation Revenue, Series B, 3.38%, 10/1/30, Continuously Callable @100	2,500	2,306
Florida Development Finance Corp. Revenue, Series B, 3.22%, 2/1/32, Continuously Callable @100	4,080	3,496
Hillsborough County IDA Revenue, 3.58%, 8/1/35, Continuously Callable @100	13,500	12,094
Hillsborough County School Board Certificate of Participation, Series B, 1.92%, 7/1/25	4,250	4,004
St. Johns County IDA Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 2.54%, 10/1/30, Continuously Callable @100	2,500	2,068
		32,179
Georgia (0.4%):
Athens Housing Authority Revenue 2.54%, 12/1/27	3,405	3,168
2.59%, 12/1/28	4,585	4,204

See notes to financial statements.

30

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Atlanta & Fulton County Recreation Authority Revenue 3.80%, 12/15/37	$2,000	$1,777
4.00%, 12/15/46	1,500	1,271
City of Atlanta GA Water & Wastewater Revenue, 2.26%, 11/1/35, Continuously Callable @100	2,500	2,027
Savannah Hospital Authority Revenue, Series B, 3.99%, 7/1/38	5,000	4,208
		16,655
Hawaii (0.2%):
State of Hawaii Airports System Revenue, Series E, 1.81%, 7/1/27	1,370	1,232
State of Hawaii Department of Business Economic Development & Tourism Revenue, Series A-2, 3.24%, 1/1/31	10,725	10,320
		11,552
Idaho (0.1%):
Idaho State Building Authority Revenue Series A, 3.78%, 9/1/30, Continuously Callable @100	2,500	2,414
Series A, 3.93%, 9/1/31, Continuously Callable @100	2,120	2,057
Series A, 3.98%, 9/1/32, Continuously Callable @100	2,000	1,937
		6,408
Illinois (0.4%):
Chicago O'Hare International Airport Revenue, Series D, 2.17%, 1/1/28	3,000	2,724
City of Chicago Wastewater Transmission Revenue, 5.84%, 1/1/35	6,500	6,791
Illinois Finance Authority Revenue 3.55%, 8/15/29	2,025	1,896
3.60%, 8/15/30	3,000	2,779
State of Illinois Sales Tax Revenue Series B, 2.51%, 6/15/32, Continuously Callable @100	2,000	1,635
Series B, 2.66%, 6/15/33, Continuously Callable @100	1,500	1,218
Winnebago & Boone Counties School District No. 205 Rockford, GO, 3.80%, 12/1/26, Continuously Callable @100	4,500	4,413
		21,456
Indiana (0.2%):
Indiana Finance Authority Revenue Series A, 3.62%, 7/1/36	1,500	1,376
Series C, 4.36%, 7/15/29	4,955	4,952
Series C, 4.53%, 7/15/31	4,260	4,267
		10,595
Kansas (0.0%): (f)
Wyandotte County-Kansas City Unified Government Utility System Revenue, Series B, 1.66%, 9/1/27	2,000	1,786
Louisiana (0.2%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 1.55%, 2/1/27	2,005	1,827
Series A, 4.48%, 8/1/39	3,775	3,690
Louisiana Public Facilities Authority Revenue, 2.28%, 6/1/30	3,500	2,895
		8,412

See notes to financial statements.

31

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Maryland (0.4%):
Maryland Economic Development Corp. Revenue Series B, 4.05%, 6/1/27	$2,290	$2,135
Series B, 4.15%, 6/1/28	2,390	2,202
Series B, 4.25%, 6/1/29	2,495	2,274
Series B, 4.35%, 6/1/30	1,325	1,198
Series B, 4.40%, 6/1/31	1,385	1,243
Maryland Stadium Authority Revenue Series C, 2.33%, 5/1/34	3,010	2,427
Series C, 2.36%, 5/1/35	3,050	2,423
Series C, 2.81%, 5/1/40	7,000	5,582
		19,484
Massachusetts (0.1%):
Massachusetts School Building Authority Revenue, Series B, 2.97%, 10/15/32, Continuously Callable @100	6,500	5,678
Michigan (0.2%):
Michigan Finance Authority Revenue, 3.08%, 12/1/34	13,000	11,316
Missouri (0.1%):
The Curators of the University of Missouri, 2.01%, 11/1/27, Continuously Callable @100	3,000	2,731
New Jersey (0.5%):
City of Atlantic, GO Series A, 4.23%, 9/1/25	2,525	2,486
Series A, 4.29%, 9/1/26	2,415	2,375
New Jersey Economic Development Authority Revenue Series C, 5.71%, 6/15/30	2,500	2,608
Series NNN, 3.77%, 6/15/31	10,000	9,318
New Jersey Educational Facilities Authority Revenue, Series E, 4.02%, 7/1/39	3,000	2,417
Rutgers The State University of New Jersey Revenue, Series S, 1.91%, 5/1/31	2,750	2,242
South Jersey Transportation Authority Revenue, Series B, 2.38%, 11/1/27	1,030	923
		22,369
New York (0.4%):
Long Island Power Authority Revenue Series B, 3.98%, 9/1/25	2,500	2,464
Series B, 4.13%, 9/1/26	2,500	2,457
New York State Dormitory Authority Revenue Series A, 2.51%, 7/1/33	5,000	4,137
Series B, 2.83%, 7/1/31	5,000	4,418
New York State Urban Development Corp. Revenue 1.88%, 3/15/30	2,600	2,200
2.03%, 3/15/31, Continuously Callable @100	3,500	2,924
		18,600
Ohio (0.1%):
Cleveland Department of Public Utilities Division of Public Power Revenue, 5.50%, 11/15/38, Pre-refunded 11/15/24 @ 100	5,000	5,070

See notes to financial statements.

32

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Oklahoma (0.2%):
Oklahoma Development Finance Authority Revenue, Series C, 5.45%, 8/15/28	$9,750	$8,261
The University of Oklahoma Revenue Series C, 2.15%, 7/1/30	750	642
Series C, 2.30%, 7/1/31, Continuously Callable @100	1,000	846
		9,749
Pennsylvania (0.9%):
City of Pittsburgh, GO, Series B, 1.19%, 9/1/26	4,000	3,619
Commonwealth Financing Authority Revenue, Series A, 3.86%, 6/1/38	5,045	4,575
Pennsylvania Economic Development Financing Authority Revenue, Series B, 3.20%, 11/15/27	1,375	1,305
Pennsylvania Higher Educational Facilities Authority Revenue, 3.73%, 7/15/43	3,000	2,302
Pennsylvania IDA Revenue, 3.56%, 7/1/24 (a)	3,743	3,698
Public Parking Authority of Pittsburgh Revenue 2.33%, 12/1/29	895	754
2.58%, 12/1/31, Continuously Callable @100	825	672
Scranton School District, GO Series A, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (i)	2,800	2,743
Series B, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (i)	1,410	1,381
Scranton School District, GO (INS — Build America Mutual Assurance Co.) 3.05%, 4/1/29	800	741
3.10%, 4/1/30	950	870
3.15%, 4/1/31	250	227
State Public School Building Authority Revenue 3.05%, 4/1/28	2,000	1,882
3.15%, 4/1/30	6,460	6,003
State Public School Building Authority Revenue (INS — Build America Mutual Assurance Co.), Series B-1, 4.08%, 12/1/23	1,300	1,287
The School District of Philadelphia, GO, 5.06%, 9/1/42	10,000	9,406
University of Pittsburgh-of the Commonwealth System of Higher Education Revenue Series C, 2.58%, 9/15/32	1,000	856
Series C, 2.63%, 9/15/33	2,000	1,693
		44,014
Tennessee (0.2%):
Jackson Energy Authority Revenue, Series E, 3.20%, 4/1/24, Continuously Callable @100	3,915	3,850
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Series B, 4.05%, 7/1/26, Continuously Callable @100	8,000	7,790
		11,640
Texas (0.8%):
Central Texas Regional Mobility Authority Revenue Series C, 1.74%, 1/1/26	1,000	926
Series C, 1.84%, 1/1/27	1,000	904
Series C, 2.09%, 1/1/28	1,000	890

See notes to financial statements.

33

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Corpus Christi TX Utility System Revenue Series B, 1.49%, 7/15/27	$2,000	$1,784
Series B, 1.71%, 7/15/28	2,220	1,948
City of Houston TX Combined Utility System Revenue, Series D, 1.62%, 11/15/30	2,250	1,845
County of Bexar Revenue, 2.53%, 8/15/34, Continuously Callable @100	2,800	2,212
Dallas Fort Worth International Airport Revenue Series C, 1.65%, 11/1/26	1,500	1,371
Series C, 1.95%, 11/1/28	1,000	880
Series C, 2.05%, 11/1/29	1,250	1,078
Series C, 2.10%, 11/1/30	1,000	845
Harris County Cultural Education Facilities Finance Corp. Revenue 3.34%, 11/15/37	2,000	1,687
Series B, 2.17%, 5/15/23	1,000	998
Series B, 2.57%, 5/15/26	1,000	938
Series D, 2.28%, 7/1/34	6,785	5,236
McLennan County Public Facility Corp. Revenue, 3.90%, 6/1/29, Continuously Callable @100	2,000	1,951
Port of Corpus Christi Authority of Nueces County Revenue, 3.49%, 12/1/25	1,000	970
San Antonio Education Facilities Corp. Revenue 2.38%, 4/1/28	1,500	1,300
2.65%, 4/1/30	1,150	955
2.73%, 4/1/31	750	611
Tarrant County Cultural Education Facilities Finance Corp. Revenue 2.08%, 9/1/28	600	525
2.57%, 9/1/32, Continuously Callable @100	1,000	821
2.69%, 9/1/33, Continuously Callable @100	1,000	813
Texas Public Finance Authority Revenue 1.62%, 2/1/31	2,000	1,636
1.78%, 2/1/32, Continuously Callable @100	1,500	1,210
Texas Tech University System Revenue, 1.55%, 2/15/28	2,000	1,767
Waco Educational Finance Corp. Revenue 1.53%, 3/1/27	1,340	1,199
1.69%, 3/1/28	1,500	1,312
2.06%, 3/1/31, Continuously Callable @100	1,500	1,236
		39,848
Washington (0.1%):
Washington State University Revenue Series A, 2.24%, 10/1/28	1,800	1,614
Series A, 2.31%, 10/1/29	5,915	5,205
		6,819
Wisconsin (0.1%):
Public Finance Authority Revenue, Series WI, 3.63%, 6/1/51	6,575	4,371
Total Municipal Bonds (Cost $424,009)		383,127

See notes to financial statements.

34

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Government Agency Mortgages (3.8%)
Federal Home Loan Mortgage Corp. Series K045, Class A2, 3.02%, 1/25/25	$9,061	$8,836
Series KPLB, Class A, 2.77%, 5/25/25	17,000	16,412
Series KIR1, Class A2, 2.85%, 3/25/26	12,000	11,529
Series S8FX, Class A1, 3.02%, 3/25/27	11,695	11,353
Series K068, Class A2, 3.24%, 8/25/27	4,533	4,370
Series K095, Class A2, 2.79%, 6/25/29	8,750	8,116
Series K097, Class A2, 2.51%, 7/25/29	8,000	7,286
Series K096, Class A2, 2.52%, 7/25/29	9,000	8,208
Series KG02, Class A2, 2.41%, 8/25/29	9,091	8,245
Series K100, Class A2, 2.67%, 9/25/29	5,455	5,003
5.50%, 12/1/35 – 4/1/36	381	396
5.00%, 3/1/38 – 2/1/53	21,635	21,520
3.50%, 5/1/42 – 5/1/47	7,863	7,453
4.50%, 11/1/42 – 10/1/52	10,094	9,890
3.00%, 1/1/52	5,598	5,034
		133,651
Federal National Mortgage Association Series 2017-M15, Class AV2, 2.65%, 11/25/24 (c)	2,872	2,805
Series 2017-M2, Class A2, 2.90%, 2/25/27 (c)	2,270	2,169
Series 2017-M7, Class A2, 2.96%, 2/25/27 (c)	2,141	2,052
2.50%, 2/1/28 – 11/1/34	4,613	4,351
Series 2018-M4, Class A2, 3.16%, 3/25/28 (c)	5,443	5,212
6.50%, 4/1/31 – 3/1/32	226	239
5.00%, 6/1/33	515	523
5.50%, 9/1/35 – 5/1/38	2,654	2,758
6.00%, 5/1/36 – 8/1/37	996	1,057
3.50%, 4/1/48 – 2/1/50	10,466	9,832
4.00%, 4/1/48 – 2/1/50	10,849	10,489
3.00%, 2/1/50	4,781	4,329
		45,816
Government National Mortgage Association 7.00%, 8/15/23 – 7/15/32	278	288
6.50%, 9/15/23 – 10/15/31	342	355
7.50%, 6/15/26 – 8/15/29	148	152
6.00%, 9/15/28 – 1/15/33	948	972
5.50%, 4/20/33	174	181
5.00%, 8/15/33	1,068	1,090
4.50%, 4/20/53	4,000	3,924
		6,962
		186,429
Total U.S. Government Agency Mortgages (Cost $198,056)		186,429

See notes to financial statements.

35

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Treasury Obligations (17.5%)
U.S. Treasury Bonds 1.13%, 5/15/40	$10,000	$6,700
3.88%, 8/15/40	15,000	15,436
1.38%, 11/15/40	30,000	20,752
1.88%, 2/15/41	9,000	6,761
2.25%, 5/15/41	47,000	37,468
1.75%, 8/15/41	25,000	18,180
2.75%, 8/15/42	55,000	47,016
2.75%, 11/15/42	10,000	8,522
3.13%, 2/15/43	20,000	18,069
2.88%, 5/15/43	10,000	8,672
3.38%, 5/15/44	5,000	4,672
3.00%, 11/15/44	25,000	21,922
2.50%, 2/15/45	55,000	44,077
2.50%, 2/15/46	15,000	11,951
2.25%, 8/15/46	42,950	32,474
2.88%, 11/15/46	10,000	8,537
3.00%, 2/15/47	23,000	20,050
2.75%, 11/15/47	12,000	9,994
3.13%, 5/15/48	30,000	26,803
3.38%, 11/15/48	10,000	9,364
3.00%, 2/15/49	10,000	8,764
1.25%, 5/15/50	30,000	17,489
1.63%, 11/15/50	35,000	22,493
2.88%, 5/15/52	10,000	8,556
U.S. Treasury Inflation Indexed Bonds 2.38%, 1/15/25	63,828	64,179
0.88%, 1/15/29	11,912	11,659
U.S. Treasury Notes 0.13%, 7/15/23	10,000	9,895
0.25%, 9/30/23	40,000	39,231
0.13%, 10/15/23	20,000	19,569
0.13%, 12/15/23	5,000	4,855
2.50%, 5/15/24	5,000	4,882
3.00%, 7/31/24	25,000	24,517
2.50%, 1/31/25	5,000	4,856
2.00%, 2/15/25	35,000	33,686
2.75%, 5/15/25	20,000	19,492
0.38%, 1/31/26	30,000	27,345
1.63%, 2/15/26	15,000	14,147
0.75%, 8/31/26	5,000	4,543
2.38%, 5/15/27	10,000	9,544
0.50%, 10/31/27	30,000	26,210
1.25%, 3/31/28	25,000	22,443
1.25%, 9/30/28	25,000	22,203
2.63%, 2/15/29	20,000	19,058
2.38%, 3/31/29	20,000	18,775
4.13%, 11/15/32	20,000	21,112
Total U.S. Treasury Obligations (Cost $942,826)		856,923

See notes to financial statements.

36

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (0.8%) (j)
CSLB Holdings, Inc., 5.03%, 5/4/23 (a)	$1,931	$1,929
Equifax, Inc., 5.03%, 5/3/23 (a)	3,000	2,998
ERAC USA Finance LLC, 5.03%, 5/1/23 (a)	12,300	12,295
Hannover Funding Co. LLC 2.57%, 5/2/23 (a)	9,300	9,295
4.98%, 5/3/23 (a)	6,650	6,645
5.06%, 5/5/23 (a)	6,000	5,997
Total Commercial Paper (Cost $39,173)		39,159
Collateral for Securities Loaned (0.4%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (k)	5,077,186	5,077
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (k)	5,077,186	5,078
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (k)	5,077,186	5,077
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (k)	5,077,186	5,077
Total Collateral for Securities Loaned (Cost $20,309)		20,309
Total Investments (Cost $5,400,966) — 99.9%		4,878,311
Other assets in excess of liabilities — 0.1%		6,664
NET ASSETS — 100.00%		$4,884,975

At April 30, 2023, the Fund's investments in foreign securities were 11.6% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of April 30, 2023, the fair value of these securities was $1,211,127 thousands and amounted to 24.8% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of April 30, 2023.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at April 30, 2023.

(d)  Security is interest only.

(e)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(f)  Amount represents less than 0.05% of net assets.

(g)  All or a portion of this security is on loan.

(h)  Currently the issuer is in default with respect to interest and/or principal payments.

(i)  Put Bond.

(j)  Rate represents the effective yield at April 30, 2023.

(k)  Rate disclosed is the daily yield on April 30, 2023.

bps — Basis points

See notes to financial statements.

37

Victory Portfolios III Victory Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

H15T1Y — 1 Year Treasury Constant Maturity Rate

H15T5Y — 5 Year Treasury Constant Maturity Rate

IDA — Industrial Development Authority

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Title XI — The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S. merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms. The guarantee carries the full faith and credit of the U.S. government.

TSFR — Term SOFR

TSFR1M — 1 month Term SOFR, rate disclosed as of April 30, 2023.

TSFR3M — 3 month Term SOFR, rate disclosed as of April 30, 2023.

USISDA05 — 5 Year ICE Swap Rate, rate disclosed as of April 30, 2023.

USSW5 — USD 5 Year Swap Rate, rate disclosed as of April 30, 2023.

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guaranteed agreement from the name listed.

See notes to financial statements.

38

Victory Portfolios III	Statements of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Income Fund
Assets:
Investments, at value (Cost $5,400,966)	$4,878,311	(a)
Cash	370
Deposit with broker for futures contracts	2,217
Receivables:
Interest and dividends	42,732
Capital shares issued	1,242
Investments sold	14,872
From Adviser	44
Prepaid expenses	43
Total Assets	4,939,831
Liabilities:
Payables:
Collateral received on loaned securities	20,309
Investments purchased	29,534
Capital shares redeemed	2,515
Accrued expenses and other payables:
Investment advisory fees	1,300
Administration fees	496
Custodian fees	35
Transfer agent fees	424
Compliance fees	4
Trustees' fees	—	(b)
12b-1 fees	5
Other accrued expenses	234
Total Liabilities	54,856
Net Assets:
Capital	5,456,080
Total accumulated earnings/(loss)	(571,105)
Net Assets	$4,884,975
Net Assets
Fund Shares	$2,260,747
Institutional Shares	2,564,595
Class A	51,813
Class R6	7,820
Total	$4,884,975
Shares (unlimited number of shares authorized with no par value):
Fund Shares	197,803
Institutional Shares	224,542
Class A	4,549
Class R6	684
Total	427,578
Net asset value, offering and redemption price per share: (c)
Fund Shares	$11.43
Institutional Shares	11.42
Class A	11.39
Class R6	11.43
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$11.65

(a)  Includes $19,762 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

39

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Income Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Dividends	$2,682	$3,725
Interest	144,360	208,150
Securities lending (net of fees)	390	239
Total Income	147,432	212,114
Expenses:
Investment advisory fees	11,617	12,637
Administration fees — Fund Shares	2,573	4,193
Administration fees — Institutional Shares	1,945	3,703
Administration fees — Class A	60	102
Administration fees — Class C (b)	—	— (c)
Administration fees — Class R6	2	4
Sub-Administration fees	22	28
12b-1 fees — Class A	100	170
12b-1 fees — Class C (b)	—	— (c)
Custodian fees	156	278
Transfer agent fees — Fund Shares	1,937	2,806
Transfer agent fees — Institutional Shares	1,945	3,703
Transfer agent fees — Class A	40	68
Transfer agent fees — Class C (b)	—	— (c)
Transfer agent fees — Class R6	— (c)	1
Trustees' fees	37	52
Compliance fees	36	49
Legal and audit fees	76	69
State registration and filing fees	131	115
Interfund lending fees	2	1
Other expenses	513	657
Recoupment of prior expenses waived/reimbursed by Adviser	— (b)	—
Total Expenses	21,192	28,636
Expenses waived/reimbursed by Adviser	(280)	(25)
Net Expenses	20,912	28,611
Net Investment Income (Loss)	126,520	183,503
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(53,978)	86,461
Net change in unrealized appreciation/depreciation on investment securities	(121,120)	(967,789)
Net realized/unrealized gains (losses) on investments	(175,098)	(881,328)
Change in net assets resulting from operations	$(48,578)	$(697,825)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Class C activity is for the period August 1, 2021 to February 28, 2022 (date of termination).

(c)  Rounds to less than $1 thousand.

See notes to financial statements.

40

Victory Portfolios III	Statements of Changes in Net Assets

(For a Share Outstanding Throughout Each Period)

	Victory Income Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022		Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$126,520	$183,503		$236,914
Net realized gains (losses)	(53,978)	86,461		115,776
Net change in unrealized appreciation/depreciation	(121,120)	(967,789)		(54,721)
Change in net assets resulting from operations	(48,578)	(697,825)		297,969
Distributions to Shareholders:
Fund Shares	(57,735)	(138,655)		(144,726)
Institutional Shares	(66,246)	(177,468)		(221,182)
Class A	(1,248)	(3,221)		(3,502)
Class C	—	(1	)(b)	(1)
Class R6	(161)	(386)		(566)
Change in net assets resulting from distributions to shareholders	(125,390)	(319,731)		(369,977)
Change in net assets resulting from capital transactions	(393,679)	(1,603,627)		(234,278)
Change in net assets	(567,647)	(2,621,183)		(306,286)
Net Assets:
Beginning of period	5,452,622	8,073,805		8,380,091
End of period	$4,884,975	$5,452,622		$8,073,805

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Class C activity is for the period August 1, 2021 to February 28, 2022 (date of termination).

(continues on next page)

See notes to financial statements.

41

Victory Portfolios III	Statements of Changes in Net Assets

(For a Share Outstanding Throughout Each Period)  (continued)

	Victory Income Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022		Year Ended July 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$105,554	$207,181		$288,952
Distributions reinvested	55,399	133,855		139,349
Cost of shares redeemed	(294,031)	(513,299)		(601,218)
Total Fund Shares	$(133,078)	$(172,263)		$(172,917)
Institutional Shares
Proceeds from shares issued	$326,497	$865,124		$658,696
Distributions reinvested	66,122	177,229		220,877
Cost of shares redeemed	(649,886)	(2,465,421)		(918,266)
Total Institutional Shares	$(257,267)	$(1,423,068)		$(38,693)
Class A
Proceeds from shares issued	$445	$1,188		$2,020
Distributions reinvested	1,218	3,151		3,419
Cost of shares redeemed	(6,032)	(12,697)		(14,648)
Total Class A	$(4,369)	$(8,358)		$(9,209)
Class C
Distributions reinvested	$—	$1	(b)	$1
Cost of shares redeemed	—	(18	)(b)	—
Total Class C	$—	$(17)		$1
Class R6
Proceeds from shares issued	$3,274	$3,186		$6,544
Distributions reinvested	160	383		350
Cost of shares redeemed	(2,399)	(3,490)		(20,354)
Total Class R6	$1,035	$79		$(13,460)
Change in net assets resulting from capital transactions	$(393,679)	$(1,603,627)		$(234,278)

(continues on next page)

See notes to financial statements.

42

Victory Portfolios III	Statements of Changes in Net Assets

(For a Share Outstanding Throughout Each Period)  (continued)

	Victory Income Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022		Year Ended July 31, 2021
Share Transactions:
Fund Shares
Issued	9,326	16,135		20,967
Reinvested	4,940	10,327		10,105
Redeemed	(26,038)	(40,248)		(43,669)
Total Fund Shares	(11,772)	(13,786)		(12,597)
Institutional Shares
Issued	28,892	65,642		47,903
Reinvested	5,898	13,649		16,032
Redeemed	(57,422)	(186,510)		(66,600)
Total Institutional Shares	(22,632)	(107,219)		(2,665)
Class A
Issued	39	90		147
Reinvested	109	244		249
Redeemed	(536)	(996)		(1,066)
Total Class A	(388)	(662)		(670)
Class C
Reinvested	—	—	(b)(c)	— (c)
Redeemed	—	(1	)(b)	—
Total Class C	—	(1)		— (c)
Class R6
Issued	290	254		474
Reinvested	14	30		25
Redeemed	(211)	(278)		(1,477)
Total Class R6	93	6		(978)
Change in Shares	(34,699)	(121,662)		(16,910)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Class C activity is for the period August 1, 2021 to February 28, 2022 (date of termination).

(c)  Rounds to less than 1 thousand shares.

See notes to financial statements.

43

Victory Portfolios III	Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Victory Income Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$11.80	$13.83	$13.95	$13.28	$12.68	$13.20
Investment Activities:
Net investment income (loss)	0.29 (b)	0.36 (b)	0.40 (b)	0.43 (b)	0.45	0.45
Net realized and unrealized gains (losses)	(0.37)	(1.76)	0.11	0.69	0.60	(0.51)
Total from Investment Activities	(0.08)	(1.40)	0.51	1.12	1.05	(0.06)
Distributions to Shareholders from:
Net investment income	(0.29)	(0.36)	(0.40)	(0.41)	(0.45)	(0.44)
Net realized gains	—	(0.27)	(0.23)	(0.04)	— (c)	(0.02)
Total Distributions	(0.29)	(0.63)	(0.63)	(0.45)	(0.45)	(0.46)
Net Asset Value, End of Period	$11.43	$11.80	$13.83	$13.95	$13.28	$12.68
Total Return (d) (e)	(0.64)%	(10.41)%	3.75%	8.64%	8.50%	(0.47)%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.58%	0.46%	0.44%	0.50%	0.55%	0.52%
Net Investment Income (Loss) (f)	3.40%	2.78%	2.90%	3.22%	3.49%	3.40%
Gross Expenses (f) (g)	0.59%	0.46%	0.44%	0.50%	0.55%	0.52%
Supplemental Data:
Net Assets at end of period (000's)	$2,260,747	$2,472,982	$3,089,682	$3,292,322	$3,214,507	$3,055,739
Portfolio Turnover (d) (j)	13%	29%	20%	25%	13%	8%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

44

Victory Portfolios III	Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Victory Income Fund
	Institutional Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$11.79	$13.82	$13.94	$13.27	$12.67	$13.19
Investment Activities:
Net investment income (loss)	0.29 (b)	0.36 (b)	0.41 (b)	0.44 (b)	0.45	0.44
Net realized and unrealized gains (losses)	(0.37)	(1.75)	0.11	0.69	0.61	(0.50)
Total from Investment Activities	(0.08)	(1.39)	0.52	1.13	1.06	(0.06)
Distributions to Shareholders from:
Net investment income	(0.29)	(0.37)	(0.41)	(0.42)	(0.46)	(0.44)
Net realized gains	—	(0.27)	(0.23)	(0.04)	— (c)	(0.02)
Total Distributions	(0.29)	(0.64)	(0.64)	(0.46)	(0.46)	(0.46)
Net Asset Value, End of Period	$11.42	$11.79	$13.82	$13.94	$13.27	$12.67
Total Return (d) (e)	(0.62)%	(10.37)%	3.80%	8.78%	8.58%	(0.41)%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.54%	0.41%	0.40%	0.45%	0.48%	0.47%
Net Investment Income (Loss) (f)	3.44%	2.81%	2.95%	3.28%	3.56%	3.46%
Gross Expenses (f) (g)	0.55%	0.41%	0.40%	0.45%	0.48%	0.47%
Supplemental Data:
Net Assets at end of period (000's)	$2,564,595	$2,914,607	$4,898,801	$4,978,740	$5,048,203	$4,629,713
Portfolio Turnover (d) (j)	13%	29%	20%	25%	13%	8%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

45

Victory Portfolios III	Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Victory Income Fund
	Class A
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$11.76	$13.79	$13.91	$13.24	$12.65	$13.16
Investment Activities:
Net investment income (loss)	0.27 (b)	0.32 (b)	0.36 (b)	0.40 (b)	0.42	0.41
Net realized and unrealized gains (losses)	(0.38)	(1.75)	0.11	0.69	0.59	(0.49)
Total from Investment Activities	(0.11)	(1.43)	0.47	1.09	1.01	(0.08)
Distributions to Shareholders from:
Net investment income	(0.26)	(0.33)	(0.36)	(0.38)	(0.42)	(0.41)
Net realized gains	—	(0.27)	(0.23)	(0.04)	— (c)	(0.02)
Total Distributions	(0.26)	(0.60)	(0.59)	(0.42)	(0.42)	(0.43)
Net Asset Value, End of Period	$11.39	$11.76	$13.79	$13.91	$13.24	$12.65
Total Return (excludes sales charges) (d) (e)	(0.83)%	(10.65)%	3.50%	8.40%	8.20%	(0.61)%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.83%	0.71%	0.70%	0.77%	0.77%	0.74%
Net Investment Income (Loss) (f)	3.15%	2.53%	2.64%	2.96%	3.28%	3.18%
Gross Expenses (f) (g)	0.87%	0.72%	0.71%	0.77%	0.77%	0.74%
Supplemental Data:
Net Assets at end of period (000's)	$51,813	$58,054	$77,209	$87,216	$95,026	$105,072
Portfolio Turnover (d) (j)	13%	29%	20%	25%	13%	8%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

46

Victory Portfolios III	Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Victory Income Fund
	Class R6
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$11.80	$13.83	$13.95	$13.27	$12.67	$13.19
Investment Activities:
Net investment income (loss)	0.30 (b)	0.38 (b)	0.42 (b)	0.45 (b)	0.47	0.45
Net realized and unrealized gains (losses)	(0.38)	(1.76)	0.11	0.70	0.60	(0.49)
Total from Investment Activities	(0.08)	(1.38)	0.53	1.15	1.07	(0.04)
Distributions to Shareholders from:
Net investment income	(0.29)	(0.38)	(0.42)	(0.43)	(0.47)	(0.46)
Net realized gains	—	(0.27)	(0.23)	(0.04)	— (c)	(0.02)
Total Distributions	(0.29)	(0.65)	(0.65)	(0.47)	(0.47)	(0.48)
Net Asset Value, End of Period	$11.43	$11.80	$13.83	$13.95	$13.27	$12.67
Total Return (d) (e)	(0.58)%	(10.28)%	3.90%	8.86%	8.68%	(0.32)%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.49%	0.32%	0.30%	0.37%	0.39%	0.39%
Net Investment Income (Loss) (f)	3.50%	2.93%	3.07%	3.35%	3.65%	3.56%
Gross Expenses (f) (g)	0.74%	0.45%	0.35%	0.37%	0.43%	0.58%
Supplemental Data:
Net Assets at end of period (000's)	$7,820	$6,979	$8,094	$21,794	$20,840	$18,874
Portfolio Turnover (d) (j)	13%	29%	20%	25%	13%	8%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
See notes to financial statements.

47

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Income Fund (formerly USAA Income Fund) (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and Class R6. Effective February 28, 2022, the Class C was liquidated. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

48

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$355,226	$—	$355,226
Collateralized Mortgage Obligations	—	236,177	—	236,177
Preferred Stocks	44,689	—	—	44,689
Senior Secured Loans	—	2,205	—	2,205
Corporate Bonds	—	2,212,865	—	2,212,865
Yankee Dollars	—	541,202	—	541,202
Municipal Bonds	—	383,127	—	383,127
U.S. Government Agency Mortgages	—	186,429	—	186,429
U.S. Treasury Obligations	—	856,923	—	856,923
Commercial Paper	—	39,159	—	39,159
Collateral for Securities Loaned	20,309	—	—	20,309
Total	$64,998	$4,813,313	$—	$4,878,311

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

49

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can generally take place within 35 days after the trade date. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as the Secured Overnight Financing Rate ("SOFR") or London Interbank Offered Rate ("LIBOR") and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

50

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The collateral held by the Fund is presented on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. The Fund did not hold futures contracts as of April 30, 2023 and July 31, 2022.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest on the Statements of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest on the Statements of Operations.

51

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$19,762	$—	$20,309

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

52

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the nine months ended April 30, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$1,306	$—	$—

For the year ended July 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$40,612	$—	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$391,061	$680,228	$233,031	$166,387

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by a fund-of-funds within its principal investment strategies may represent a significant portion of an underlying fund's assets, and together with the investments of the other affiliated funds-of-funds, may represent a substantial portion or even all of an underlying fund's net assets. The affiliated funds-of-funds annual and semi-annual reports may be viewed at vcm.com. As of April 30, 2023, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated Victory Portfolios III Mutual Funds	Ownership %
Victory Cornerstone Conservative Fund	0.4

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

53

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of the largest funds within the Lipper A Rated Bond Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper A Rated Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2022, to April 30, 2023, performance adjustments were $1,099, $1,596, $23, and $5 for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were 0.06%, 0.08%, 0.06%, and 0.10% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. For the period August 1, 2021, to July 31, 2022, performance adjustments were $(1,301), $(1,791), $(43), and $(6) for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were (0.05)%, (0.05)%, (0.06)%, and (0.07)% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. For the period August 1, 2021 to February 28, 2022, performance adjustments were less than $(1) thousand for Class C. Performance adjustments were (0.03)% for Class C. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended April 30, 2023, and the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, Class C, and Class R6, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and

54

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, Class C, and Class R6, are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A and 1.00% of the average daily net assets of Class C. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A and Class C. Amounts incurred and paid to the Distributor for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A and Class C. For the nine months ended April 30, 2023, the Distributor received less than $1 thousand from commissions earned on sales of Class A . For the year ended July 31, 2022, the Distributor received less than $1 thousand from commissions earned on sales of Class A. For the period August 1, 2021 to February 28, 2022 the Distributor received no commissions on sales of Class C.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

55

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.52%, 0.46%, 0.77%, and 0.39% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2024	Expires 2025	Expires 2026	Total
$15	$19	$280	$314

As of July 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2024	Expires 2025	Total
$15	$19	$34

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may

56

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

57

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month SOFR plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended April 30, 2023, and the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended April 30, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at April 30, 2023	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,432	5.36%	$5,815

*  Based on the number of days borrowings were outstanding for the nine months ended April 30, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$14,057	0.59%	$25,531

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

58

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(25)	$25

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Ordinary Income	Total Distributions Paid
$125,390	$125,390

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Long-Term Capital Gains	Total Distributions Paid
$193,707	$126,024	$319,731	$252,987	$116,990	$369,977

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$9,338	$42	$9,380	$(54,555)	$(525,930)	$(571,105)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, callable bonds amortization, perpetual bonds, as of trades, and hybrid accruals on interest purchased.

59

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$—	$54,555	$54,555

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$5,404,241	$22,089	$(548,019)	$(525,930)

60

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Income Fund (Formerly USAA Income Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Income Fund (formerly USAA Income Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

61

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

62

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

63

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

64

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

65

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

66

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

67

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,070.80	$1,021.87	$3.03	$2.96	0.59%
Institutional Shares	1,000.00	1,071.10	1,022.12	2.77	2.71	0.54%
Class A	1,000.00	1,069.80	1,020.73	4.21	4.11	0.82%
Class R6	1,000.00	1,071.30	1,022.36	2.52	2.46	0.49%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

68

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended April 30, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)
0.01%	0.26%

69

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Income Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

70

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five- and ten-year periods ended June 30, 2022, and was above its Lipper index for the one-year period and below its Lipper index for the three-, five- and ten-year periods ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees

71

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

72

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

73

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23423-0723

April 30, 2023

Annual Report

Victory Short-Term Bond Fund

(Formerly USAA® Short-Term Bond Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	38
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	42
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	59
Supplemental Information (Unaudited)	60
Trustee and Officer Information	60
Proxy Voting and Portfolio Holdings Information	66
Expense Examples	66
Advisory Contract Approval	67
Liquidity Risk Management Program	70
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Short-Term Bond Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The markets experienced quite a bit of volatility over the last nine months, driven in part by one of the fastest U.S. Federal Reserve (the "Fed") interest rate hiking cycles in history. The aggressive rate hikes were the Fed's attempt to bring down inflation, which has remained relatively elevated, but has come down quite a bit from its highs. As measured by the Consumer Price Index, the inflation level fell from a high of 9.1% in June 2022 to a low of 4.9% in April 2023. Interest rates, as represented by the 10-Year U.S. Treasury, moved from its nadir of 2.60% in August to its zenith of 4.25% in October. Rates have since moved lower as the economy has weakened and expectations increase for the Fed to begin cutting rates soon, with the 10-Year U.S. Treasury settling in at 3.44% at the end of April.

Similarly, credit spreads (as measured by the Bloomberg U.S. Corporate option adjusted spread index) gyrated quite a bit during the period, hitting a high of 164 basis points ("bps") in October and a low of 114 bps in February. (A basis point is 1/100th of a percentage point.) Credit spreads widened again in the wake of three regional bank failures in March. Most of the widening occurred in the banking and financial sectors, while industrial spreads did not widen that much. However, spreads were relatively unchanged at the end of the period at 135 bps, down from 143 bps at the start of the reporting period.

After a turbulent year in 2022, the markets have recovered somewhat. The S&P 500 was up 2.27% for the period after posting a loss of 18.11% for all of 2022. Similarly, the bond market did better, but still posted a loss, with the Bloomberg U.S. Aggregate Bond Index down 1.89% for the period, but down 13.01% in 2022.

The combination of the rapid interest rate increases coupled with high prices that affected most everyone (food, electricity, gasoline, etc.) has taken its toll on the economy, as quarterly real gross domestic product has slowed from 3.2% in the third quarter of 2022 to 1.1% in the first quarter of 2023. Furthermore, one of the best indicators of recession, a negative spread between the 10-Year U.S Treasury and the 3-month U.S Treasury Bill, has been consistently negative since November. As a result, the market is expecting the Fed to begin cutting rates as early as September 2023.

•  How did the Victory Short-Term Bond Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and Class R6. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund Shares, Institutional Shares, Class A, and Class R6 had total returns (at net asset value) of 1.59%, 1.77%, 1.45%, and 1.89%, respectively. This compares to returns of 1.00% for the Bloomberg 1-3 Year Credit Index (the "Index") and 1.39% for the Lipper Short Investment Grade Debt Funds Index.

4

Victory Short-Term Bond Fund

Managers' Commentary (continued)

•  What strategies did you employ during the reporting period?

The Fund earned a positive total return during the reporting period and outperformed the Index, driven primarily by higher coupon income, and offset by the increase in Treasury rates and credit spreads. Despite the increase in Treasury rates, changes in the yield curve helped relative performance, as the fund is more laddered than the Index. Allocation and selection also added to performance. Reflecting the portfolio's diversification, the Fund's results were spread among a variety of sectors. Within corporate bonds, the Fund benefited from investments in exploration and production, materials, industrials, consumer discretionary, and real estate investment trusts. Certain other market segments weighed on relative performance. These included banking, health care, utilities, communication services and Treasuries. From a credit risk perspective, BBBs, single As, and high yield provided the most outperformance, while AAAs and AAs underperformed the Index. We continued to adhere to our disciplined investment approach, which seeks to maintain an attractive yield with an acceptable level of risk.

In keeping with our investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually. During the reporting period, we continued to find attractive opportunities to deploy capital as we seek to take advantage of relative value opportunities across the fixed income market. Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

Thank you for allowing us to assist you with your investment needs.

5

Victory Short-Term Bond Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares	Class A		Class R6
INCEPTION DATE	6/1/93	8/1/08	8/2/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg 1-3 Year Credit Index[1]	Lipper Short Investment Grade Debt Funds Index[2]
One Year	1.80%	2.01%	1.61%	–0.64%	2.16%	1.57%	1.53%
Five Year	2.15%	2.25%	1.94%	1.47%	2.32%	1.74%	1.68%
Ten Year	1.72%	1.84%	1.51%	1.28%	N/A	1.49%	1.35%
Since Inception	N/A	N/A	N/A	N/A	2.22%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Short-Term Bond Fund — Growth of $10,000

1The unmanaged Bloomberg 1-3 Yr Credit Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Short Investment Grade Debt Funds Index tracks the total return performance of funds in the Lipper Short Investment Grade Debt Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory Short-Term Bond Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks high current income consistent with preservation of principal.

Asset Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (30.1%)
AFG ABS I LLC, Series 2023-1, Class B, 7.51%, 9/16/30, Callable 2/15/27 @ 100 (a)	$1,667	$1,689
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100 (a)	5,500	4,868
American Credit Acceptance Receivables Trust, Series 2019-2, Class E, 4.29%, 6/12/25, Callable 5/12/23 @ 100 (a)	5,375	5,371
American Credit Acceptance Receivables Trust, Series 2023-2, Class C, 5.96%, 8/13/29, Callable 12/12/26 @ 100 (a)	1,000	1,002
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85%, 6/15/26, Callable 12/13/23 @ 100 (a)	655	651
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 6/12/25, Callable 5/12/23 @ 100 (a)	312	312
American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.89%, 9/12/25, Callable 8/12/23 @ 100 (a)	150	149
AMSR Trust, Series 2021-SFR1, Class C, 2.35%, 6/17/38 (a)	1,200	993
AMSR Trust, Series 2021-SFR1, Class B, 2.15%, 6/17/38 (a)	2,000	1,711
AMSR Trust, Series 2021-SFR1, Class A, 1.95%, 6/17/38 (a)	2,000	1,717
Amur Equipment Finance Receivables IX LLC, Series 2021-1A, Class C, 1.75%, 6/21/27, Callable 11/20/24 @ 100 (a)	1,000	932
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class A2, 1.64%, 10/20/27, Callable 9/20/25 @ 100 (a)	1,599	1,526
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class B, 2.20%, 1/20/28, Callable 9/20/25 @ 100 (a)	4,162	3,827
Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.30%, 6/21/28, Callable 6/20/26 @ 100 (a)	1,359	1,348
Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class B, 5.65%, 10/20/28, Callable 6/20/26 @ 100 (a)	2,000	1,983
ARI Fleet Lease Trust, Series 2019-A, Class A3, 2.53%, 11/15/27, Callable 5/15/23 @ 100 (a)	3,226	3,223
ARI Fleet Lease Trust, Series 2021-A, Class A3, 0.68%, 3/15/30, Callable 2/15/24 @ 100 (a)	2,550	2,429
ARI Fleet Lease Trust, Series 2022-A, Class A2, 3.12%, 1/15/31, Callable 2/15/25 @ 100 (a)	1,603	1,580
ARI Fleet Lease Trust, Series 2021-A, Class B, 1.13%, 3/15/30, Callable 2/15/24 @ 100 (a)	2,650	2,431
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 8/15/28, Callable 6/15/23 @ 100 (a)	1,109	1,105
ARI Fleet Lease Trust, Series 2020-A, Class B, 2.06%, 11/15/28, Callable 6/15/23 @ 100 (a)	1,470	1,464
ARI Fleet Lease Trust, Series 2022-A, Class A3, 3.43%, 1/15/31, Callable 2/15/25 @ 100 (a)	1,524	1,474
Atalaya Equipment Leasing Trust, Series 2022-1A, Class B, 2.08%, 2/15/27, Callable 10/15/24 @ 100 (a)	2,467	2,301
Atalaya Equipment Leasing Trust, Series 2021-1A, Class A2, 1.23%, 5/15/26, Callable 10/15/24 @ 100 (a)	548	535
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.35%, 9/22/25, Callable 10/20/24 @ 100 (a)	3,300	3,210
Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.73%, 9/20/24, Callable 10/20/23 @ 100 (a)	2,083	2,075

See notes to financial statements.

8

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class B, 4.00%, 9/20/24, Callable 10/20/23 @ 100 (a)	$1,667	$1,658
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.68%, 8/20/26, Callable 9/20/25 @ 100 (a)	4,000	3,738
Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class B, 7.09%, 4/20/27 (a)	2,500	2,579
Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class A, 3.70%, 9/20/24, Callable 10/20/23 @ 100 (a)	3,333	3,317
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, 3/20/26, Callable 4/20/25 @ 100 (a)	5,000	4,744
Bank of The West Auto Trust, Series 2019-1, Class A4, 2.51%, 10/15/24, Callable 7/15/23 @ 100 (a)	1,852	1,847
Bank of The West Auto Trust, Series 2019-1, Class C, 2.90%, 4/15/25, Callable 7/15/23 @ 100 (a)	1,400	1,366
Bank of The West Auto Trust, Series 2019-1, Class B, 2.76%, 1/15/25, Callable 7/15/23 @ 100 (a)	3,300	3,254
Canadian Pacer Auto Receivables Trust, Series 2021-1A, Class C, 1.46%, 12/20/27, Callable 12/19/24 @ 100 (a)	5,594	5,110
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class C, 2.49%, 5/19/26, Callable 10/19/23 @ 100 (a)	5,905	5,792
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class B, 2.00%, 7/21/25, Callable 10/19/23 @ 100 (a)	2,000	1,957
CARDS II Trust, Series 2021-1A, Class A, 0.60%, 4/15/27 (a)	9,200	8,787
Carmax Auto Owner Trust, Series 2023-2, Class C, 5.57%, 11/15/28, Callable 3/15/27 @ 100	1,000	1,008
Carmax Auto Owner Trust, Series 2019-4, Class D, 2.80%, 4/15/26, Callable 11/15/23 @ 100	675	658
CarMax Auto Owner Trust, Series 2021-4, Class D, 1.48%, 3/15/28, Callable 8/15/25 @ 100	4,719	4,141
CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25, Callable 2/15/24 @ 100	3,270	3,177
CarMax Auto Owner Trust, Series 2020-2, Class D, 5.75%, 5/17/27, Callable 4/15/24 @ 100	3,127	3,092
CarMax Auto Owner Trust, Series 2022-A3, Class A3, 3.49%, 2/16/27, Callable 10/15/25 @ 100	2,000	1,956
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 4/15/24 @ 100	1,806	1,757
CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25, Callable 11/15/23 @ 100	5,163	5,053
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 2/15/24 @ 100	3,188	3,097
CarNow Auto Receivables Trust, Series 2023-1A, Class A, 6.62%, 12/16/24 (a)	915	916
CARS LP, Series 2020-1A, Class A1, 2.69%, 2/15/50, Callable 5/15/23 @ 100 (a)	3,877	3,678
CARS-DB5 LP, Series 2021-1A, Class A1, 1.44%, 8/15/51, Callable 8/15/24 @ 100 (a)	1,879	1,649
Carvana Auto Receivables Trust, Series 2021-N2, Class A2, 0.97%, 3/10/28, Callable 4/10/26 @ 100	1,250	1,162
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 3/10/28, Callable 4/10/26 @ 100	577	533

See notes to financial statements.

9

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Carvana Auto Receivables Trust, Series 2021-N1, Class C, 1.30%, 1/10/28, Callable 9/10/25 @ 100	$658	$619
Carvana Auto Receivables Trust, Series 2019-3A, Class D, 3.04%, 4/15/25, Callable 3/15/25 @ 100 (a)	1,480	1,468
Carvana Auto Receivables Trust, Series 2019-2A, Class D, 3.28%, 1/15/25, Callable 12/15/24 @ 100 (a)	446	445
Carvana Auto Receivables Trust, Series 2021-N1, Class A, 0.70%, 1/10/28, Callable 9/10/25 @ 100	714	674
Carvana Auto Receivables Trust, Series 2021-N2, Class D, 1.27%, 3/10/28, Callable 4/10/26 @ 100	2,870	2,743
Carvana Auto Receivables Trust, Series 2021-N3, Class B, 0.66%, 6/12/28, Callable 5/10/26 @ 100	1,017	933
Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.02%, 6/12/28, Callable 5/10/26 @ 100	938	893
Carvana Auto Receivables Trust, Series 2021-N3, Class A2, 1.11%, 6/12/28, Callable 5/10/26 @ 100	3,500	3,204
Carvana Auto Receivables Trust, Series 2021-N1, Class D, 1.50%, 1/10/28, Callable 9/10/25 @ 100	1,278	1,225
Carvana Auto Receivables Trust, Series 2021-N1, Class B, 1.09%, 1/10/28, Callable 9/10/25 @ 100	862	809
Carvana Auto Receivables Trust, Series 2020-P1, Class D, 1.82%, 9/8/27, Callable 10/8/25 @ 100	1,318	1,123
Carvana Auto Receivables Trust, Series 2021-N2, Class C, 1.07%, 3/10/28, Callable 4/10/26 @ 100	566	525
CCG Receivables Trust, Series 2023-1, Class B, 5.99%, 9/16/30, Callable 11/14/25 @ 100 (a)	2,010	2,034
CCG Receivables Trust, Series 2023-1, Class C, 6.28%, 9/16/30, Callable 11/14/25 @ 100 (a)	3,556	3,592
CCG Receivables Trust, Series 2019-2, Class B, 2.55%, 3/15/27, Callable 5/14/23 @ 100 (a)	2,473	2,471
CF Hippolyta Issuer LLC, Series 2021-1A, Class A1, 1.53%, 3/15/61, Callable 3/15/24 @ 100 (a)	2,827	2,486
Chase Auto Credit Linked Notes, Series 2020-1, Class C, 1.39%, 1/25/28, Callable 3/25/24 @ 100 (a)	194	192
Chase Auto Credit Linked Notes, Series 2020-1, Class B, 0.99%, 1/25/28, Callable 3/25/24 @ 100 (a)	497	493
Chesapeake Funding II LLC, Series 2023-1A, Class D, 6.69%, 5/15/35, Callable 12/15/25 @ 100 (a)	1,500	1,509
Chesapeake Funding II LLC, Series 2023-1A, Class C, 6.07%, 5/15/35, Callable 12/15/25 @ 100 (a)	800	805
Chesapeake Funding II LLC, Series 2023-1A, Class B, 5.59%, 5/15/35, Callable 12/15/25 @ 100 (a)	177	178
Chesapeake Funding II LLC, Series 1A, Class A1, 0.47%, 4/15/33, Callable 9/15/23 @ 100 (a)	1,366	1,346
CNH Equipment Trust, Series 2022-A, Class A3, 2.94%, 7/15/27, Callable 12/15/26 @ 100	1,000	965
College Loan Corp. Trust, Series 2005-2, Class B, 5.75% (LIBOR03M+49bps), 1/15/37, Callable 4/15/28 @ 100 (b)	748	683
Conn's Receivables Funding LLC, Series 2022-A, Class B, 9.52%, 12/15/26, Callable 6/15/24 @ 100 (a)	5,000	4,992

See notes to financial statements.

10

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Conn's Receivables Funding LLC, Series 2022-A, Class A, 5.87%, 12/15/26, Callable 6/15/24 @ 100 (a)	$3,918	$3,915
Conn's Receivables Funding LLC, Series 2021-A, Class B, 2.87%, 5/15/26, Callable 10/15/23 @ 100.25 (a)	540	536
CP EF Asset Securitization I LLC, Series 2022-1A, Class A, 5.96%, 4/15/30, Callable 12/15/25 @ 100 (a)	3,079	3,042
CPS Auto Receivables Trust, Series 2022-D, Class B, 6.84%, 1/16/29, Callable 11/15/26 @ 100 (a)	2,000	2,071
CPS Auto Receivables Trust, Series 2018-D, Class E, 5.82%, 6/16/25, Callable 5/15/23 @ 100 (a)	3,592	3,592
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88%, 8/15/28, Callable 12/15/25 @ 100 (a)	2,000	1,954
CPS Auto Receivables Trust, Series 2021-C, Class B, 0.84%, 7/15/25, Callable 3/15/25 @ 100 (a)	1,042	1,039
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.63%, 9/16/30, Callable 11/15/24 @ 100 (a)	3,000	2,797
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class B, 1.38%, 7/15/30, Callable 11/15/24 @ 100 (a)	1,750	1,641
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 5/15/30, Callable 11/15/24 @ 100 (a)	1,455	1,410
Credit Acceptance Auto Loan Trust, Series 2021-4, Class C, 1.94%, 2/18/31, Callable 4/15/25 @ 100 (a)	1,000	923
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A, 0.96%, 2/15/30, Callable 11/15/24 @ 100 (a)	1,581	1,538
Credit Acceptance Auto Loan Trust, Series 2021-4, Class A, 1.26%, 10/15/30, Callable 4/15/25 @ 100 (a)	667	635
Credit Acceptance Auto Loan Trust, Series 2022-1A, Class B, 4.95%, 8/16/32, Callable 4/15/26 @ 100 (a)	1,000	979
Credit Acceptance Auto Loan Trust, Series 2023-1A, Class B, 7.02%, 5/16/33, Callable 11/15/26 @ 100 (a)	2,000	2,063
Credit Acceptance Auto Loan Trust, Series 2021-4, Class B, 1.74%, 12/16/30, Callable 4/15/25 @ 100 (a)	640	595
Credit Acceptance Auto Loan Trust, Series 2020-3A, Class B, 1.77%, 12/17/29, Callable 3/15/24 @ 100 (a)	750	725
Credit Acceptance Auto Loan Trust, Series 2022-3A, Class C, 8.45%, 2/15/33, Callable 10/15/26 @ 100 (a)	1,000	1,056
Crossroads Asset Trust, Series 2021-A, Class B, 1.12%, 6/20/25, Callable 6/20/24 @ 100 (a)	1,160	1,149
Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/27, Callable 4/22/24 @ 100 (a)	2,188	2,073
Dell Equipment Finance Trust, Series 2020-2, Class B, 0.92%, 11/22/23, Callable 6/22/23 @ 100 (a)	3,000	2,981
Dell Equipment Finance Trust, Series 2022-1, Class B, 2.72%, 8/23/27, Callable 8/22/24 @ 100 (a)	1,550	1,494
Dell Equipment Finance Trust, Series 2020-2, Class A3, 0.57%, 10/23/23, Callable 6/22/23 @ 100 (a)	63	63
Dell Equipment Finance Trust, Series 2020-2, Class D, 1.92%, 3/23/26, Callable 6/22/23 @ 100 (a)	2,125	2,112
Dell Equipment Finance Trust, Series 2020-2, Class C, 1.37%, 1/22/24, Callable 6/22/23 @ 100 (a)	4,000	3,974

See notes to financial statements.

11

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Dell Equipment Finance Trust, Series 2023-1, Class D, 6.80%, 3/22/29, Callable 10/22/25 @ 100 (a)	$1,818	$1,830
Dext ABS LLC, Series 2023-1, Class B, 6.55%, 3/15/32, Callable 4/15/27 @ 100 (a)	5,430	5,424
Dext ABS LLC, Series 2023-1, Class A2, 5.99%, 3/15/32, Callable 4/15/27 @ 100 (a)	1,000	1,005
Dext ABS LLC, Series 2021-1, Class C, 2.29%, 9/15/28, Callable 3/15/26 @ 100 (a)	5,000	4,505
Diamond Infrastructure Funding LLC, Series 2021-1A, Class B, 2.36%, 4/15/49, Callable 9/20/25 @ 100 (a)	3,000	2,526
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A, 1.76%, 4/15/49, Callable 9/20/25 @ 100 (a)	3,333	2,883
Diamond Issuer, Series 2021-1A, Class B, 2.70%, 11/20/51, Callable 11/20/25 @ 100 (a)	3,273	2,761
Diamond Resorts Owner Trust, Series 2021-1A, Class B, 2.05%, 11/21/33, Callable 2/20/25 @ 100 (a)	671	622
Diamond Resorts Owner Trust, Series 2021-1A, Class A, 1.51%, 11/21/33, Callable 2/20/25 @ 100 (a)	1,164	1,067
DLLST LLC, Series 2022-1A, Class A4, 3.69%, 9/20/28, Callable 7/20/25 @ 100 (a)	3,000	2,923
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class B, 0.98%, 12/11/34 (a)	4,423	4,186
Donlen Fleet Lease Funding LLC, Series 2, Class C, 1.20%, 12/11/34 (a)	5,000	4,699
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 6/15/27, Callable 10/15/24 @ 100	2,428	2,386
DT Auto Owner Trust, Series 2020-2A, Class D, 4.73%, 3/16/26, Callable 8/15/24 @ 100 (a)	1,900	1,876
DT Auto Owner Trust, Series 2021-3A, Class B, 0.58%, 11/17/25, Callable 7/15/25 @ 100 (a)	5,350	5,255
DT Auto Owner Trust, Series 2019-4A, Class E, 3.93%, 10/15/26, Callable 3/15/24 @ 100 (a)	2,000	1,959
DT Auto Owner Trust, Series 2022-2A, Class D, 5.46%, 3/15/28, Callable 2/15/26 @ 100 (a)	2,000	1,962
DT Auto Owner Trust, Series 2019-2A, Class E, 4.46%, 5/15/26, Callable 9/15/23 @ 100 (a)	5,500	5,456
DT Auto Owner Trust, Series 2022-2A, Class B, 4.22%, 1/15/27, Callable 2/15/26 @ 100 (a)	2,000	1,964
DT Auto Owner Trust, Series 2021-3A, Class C, 0.87%, 5/17/27, Callable 7/15/25 @ 100 (a)	3,125	2,971
Encina Equipment Finance LLC, Series 2021-1A, Class A2, 0.74%, 12/15/26, Callable 2/15/24 @ 100 (a)	212	211
Encina Equipment Finance LLC, Series 2021-1A, Class B, 1.21%, 2/16/27, Callable 2/15/24 @ 100 (a)	713	695
Encina Equipment Finance LLC, Series 2021-1A, Class D, 1.69%, 11/15/27, Callable 2/15/24 @ 100 (a)	1,538	1,468
Encina Equipment Finance LLC, Series 2021-1A, Class C, 1.39%, 6/15/27, Callable 2/15/24 @ 100 (a)	846	808
Encina Equipment Finance LLC, Series 2022-1A, Class B, 5.15%, 1/16/29, Callable 7/15/26 @ 100 (a)	1,000	971
Enterprise Fleet Financing LLC, Series 2022-4, Class A3, 5.65%, 10/22/29, Callable 7/20/26 @ 100 (a)	2,000	2,037
Enterprise Fleet Financing LLC, Series 2020-1, Class A3, 1.86%, 12/22/25, Callable 6/20/23 @ 100 (a)	2,050	2,040
Enterprise Fleet Financing LLC, Series 2021-1, Class A2, 0.44%, 12/21/26, Callable 5/20/24 @ 100 (a)	1,099	1,071

See notes to financial statements.

12

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Enterprise Fleet Financing LLC, Series 2022-1, Class A2, 3.03%, 1/20/28, Callable 5/20/25 @ 100 (a)	$1,211	$1,180
Enterprise Fleet Financing LLC, Series 2023-1, Class A3, 5.42%, 10/22/29, Callable 11/20/26 @ 100 (a)	1,778	1,805
Enterprise Fleet Financing LLC, Series 2022-2, Class A2, 4.65%, 5/21/29, Callable 8/20/25 @ 100 (a)	1,856	1,834
Evergreen Credit Card Trust, Series 2022-CRT1, Class B, 5.61%, 7/15/26 (a)	2,000	1,986
Evergreen Credit Card Trust, Series 2023-CRT3, Class B, 6.58%, 2/16/27 (a)	2,285	2,317
Evergreen Credit Card Trust, Series 2023-CRT3, Class C, 7.31%, 2/16/27 (a)	2,118	2,148
Evergreen Credit Card Trust, Series 2022-CRT1, Class C, 6.19%, 7/15/26 (a)	3,000	2,962
Evergreen Credit Card Trust, Series 2022-CRT2, Class C, 7.44%, 11/15/26 (a)	3,750	3,766
Evergreen Credit Card Trust, Series 2021-1A, Class A, 0.90%, 10/15/26 (a)	3,500	3,294
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32%, 7/15/25, Callable 12/15/24 @ 100	474	472
Exeter Automobile Receivables Trust, Series 2018-3A, Class F, 6.55%, 8/25/25, Callable 5/15/23 @ 100 (a)	875	875
Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.98%, 6/15/26, Callable 2/15/25 @ 100	2,970	2,898
Exeter Automobile Receivables Trust, Series 2020-1A, Class E, 3.74%, 1/15/27, Callable 5/15/24 @ 100 (a)	1,000	968
Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.00%, 8/17/26, Callable 1/15/24 @ 100 (a)	1,133	1,111
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65%, 10/15/26, Callable 11/15/25 @ 100	2,000	1,964
Exeter Automobile Receivables Trust, Series 2022-5A, Class C, 6.51%, 12/15/27, Callable 9/15/25 @ 100	1,000	1,013
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11%, 8/15/25, Callable 1/15/24 @ 100 (a)	2,364	2,330
First Investors Auto Owner Trust, Series 2020-1A, Class C, 2.55%, 2/17/26, Callable 1/15/24 @ 100 (a)	1,297	1,292
First Investors Auto Owner Trust, Series 2019-2A, Class C, 2.71%, 12/15/25, Callable 12/15/23 @ 100 (a)	1,629	1,624
First Investors Auto Owner Trust, Series 2019-1A, Class D, 3.55%, 4/15/25, Callable 5/15/23 @ 100 (a)	672	672
FirstKey Homes Trust, Series 2021-SFR1, Class C, 1.89%, 8/17/38 (a)	3,000	2,633
FirstKey Homes Trust, Series 2021-SFR2, Class B, 1.61%, 9/17/38 (a)	2,308	2,031
FirstKey Homes Trust, Series 2021-SFR1, Class B, 1.79%, 8/17/38 (a)	3,000	2,644
FirstKey Homes Trust, Series 2021-SFR3, Class C, 2.54%, 12/17/38 (a)	1,750	1,561
FirstKey Homes Trust, Series 2021-SFR3, Class B, 2.44%, 12/17/38 (a)	1,000	900
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.14%, 12/17/38 (a)	988	887
Flagship Credit Auto Trust, Series 2020-4, Class B, 1.00%, 10/15/25, Callable 7/15/25 @ 100 (a)	1,893	1,878
Flagship Credit Auto Trust, Series 2021-1, Class B, 0.68%, 2/16/27, Callable 6/15/25 @ 100 (a)	2,769	2,730
Flagship Credit Auto Trust, Series 2021-3, Class B, 0.95%, 7/15/27, Callable 8/15/25 @ 100 (a)	3,300	3,113
Flagship Credit Auto Trust, Series 2019-2, Class D, 3.53%, 5/15/25, Callable 9/15/24 @ 100 (a)	3,000	2,953
Flagship Credit Auto Trust, Series 2022-2, Class B, 4.76%, 5/17/27, Callable 5/15/26 @ 100 (a)	2,000	1,974

See notes to financial statements.

13

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Flagship Credit Auto Trust, Series 2019-4, Class E, 4.11%, 3/15/27, Callable 10/15/24 @ 100 (a)	$2,765	$2,647
Flagship Credit Auto Trust, Series 2020-2, Class D, 5.75%, 4/15/26, Callable 2/15/25 @ 100 (a)	5,000	4,975
Flagship Credit Auto Trust, Series 2021-1, Class C, 0.91%, 3/15/27, Callable 6/15/25 @ 100 (a)	2,700	2,566
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/51, Callable 11/25/25 @ 100 (a)	5,000	4,489
Ford Credit Auto Lease Trust, Series 2023-A, Class C, 5.54%, 12/15/26, Callable 8/15/25 @ 100	720	715
Ford Credit Auto Lease Trust, Series 2022-A, Class B, 3.81%, 8/15/25, Callable 10/15/24 @ 100	1,286	1,255
Ford Credit Auto Lease Trust, Series 2021-A, Class C, 0.78%, 9/15/25, Callable 5/15/23 @ 100	1,250	1,243
Ford Credit Auto Owner Trust, Series 2021-2, Class D, 2.60%, 5/15/34, Callable 11/15/26 @ 100 (a)	500	437
Ford Credit Auto Owner Trust, Series 2023-1, Class C, 5.58%, 8/15/35, Callable 2/15/28 @ 100 (a)	3,000	3,028
Ford Credit Auto Owner Trust, Series 2023-1, Class B, 5.29%, 8/15/35, Callable 2/15/28 @ 100 (a)	822	843
Ford Credit Auto Owner Trust, Series 2020-1, Class C, 2.54%, 8/15/31, Callable 2/15/25 @ 100 (a)	5,000	4,730
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04%, 8/15/31, Callable 2/15/25 @ 100 (a)	2,667	2,530
Ford Credit Auto Owner Trust, Series 2023-1, Class D, 6.26%, 8/15/35, Callable 2/15/28 @ 100 (a)	7,400	7,424
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	5,000	4,741
Ford Credit Floorplan Master Owner Trust, Series 2020-1, Class B, 0.98%, 9/15/25	3,500	3,433
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class E, 3.49%, 4/15/26, Callable 8/15/23 @ 100 (a)	800	791
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class C, 1.02%, 9/15/26, Callable 4/15/24 @ 100 (a)	1,325	1,273
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class B, 0.87%, 1/15/26, Callable 4/15/24 @ 100 (a)	1,650	1,630
Foursight Capital Automobile Receivables Trust, Series 2023-1, Class C, 5.72%, 8/15/28, Callable 12/15/24 @ 100 (a)	2,000	2,004
Foursight Capital Automobile Receivables Trust, Series 2023-1, Class B, 5.35%, 3/15/28, Callable 3/15/25 @ 100 (a)	1,253	1,259
Foursight Capital Automobile Receivables Trust, Series 2022-1, Class B, 2.15%, 5/17/27, Callable 12/15/24 @ 100 (a)	2,000	1,894
Foursight Capital Automobile Receivables Trust, Series 2022-2, Class B, 5.19%, 10/15/27, Callable 5/15/25 @ 100 (a)	2,500	2,495
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class B, 1.31%, 7/15/27, Callable 10/15/24 @ 100 (a)	5,749	5,471
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class A3, 0.81%, 5/15/26, Callable 10/15/24 @ 100 (a)	3,080	3,017
Foursight Capital Automobile Receivables Trust, Series 2022-1, Class A3, 1.83%, 12/15/26, Callable 12/15/24 @ 100 (a)	1,200	1,155
FRTKL, Series 2021-SFR1, Class B, 1.72%, 9/17/38 (a)	1,500	1,315

See notes to financial statements.

14

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
GLS Auto Receivables Issuer Trust, Series 2019-3A, Class D, 3.84%, 5/15/26, Callable 2/15/24 @ 100 (a)	$1,000	$979
GLS Auto Receivables Issuer Trust, Series 2020-2A, Class D, 7.48%, 4/15/27, Callable 7/15/24 @ 100 (a)	1,560	1,576
GLS Auto Receivables Issuer Trust, Series 2A, Class C, 4.57%, 4/15/26, Callable 7/15/24 @ 100 (a)	1,250	1,238
GLS Auto Receivables Issuer Trust, Series 4A, Class A, 0.84%, 7/15/25 (a)	342	339
GLS Auto Receivables Issuer Trust, Series 2020-4A, Class C, 1.14%, 11/17/25, Callable 11/15/24 @ 100 (a)	973	959
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class C, 1.11%, 9/15/26, Callable 5/15/25 @ 100 (a)	3,611	3,443
GLS Auto Receivables Issuer Trust, Series 2019-2A, Class D, 4.52%, 2/17/26, Callable 11/15/23 @ 100 (a)	4,250	4,206
GLS Auto Receivables Issuer Trust, Series 2022-2A, Class B, 4.70%, 9/15/26, Callable 6/15/26 @ 100 (a)	2,000	1,970
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class B, 0.78%, 11/17/25, Callable 5/15/25 @ 100 (a)	2,525	2,489
GLS Auto Receivables Issuer Trust, Series 4A, Class B, 1.53%, 4/15/26, Callable 12/15/25 @ 100 (a)	1,000	967
GLS Auto Receivables Trust, Series 2021-2A, Class B, 0.77%, 9/15/25, Callable 5/15/25 @ 100 (a)	1,805	1,792
GLS Auto Receivables Trust, Series 2022-1A, Class B, 2.84%, 5/15/26, Callable 12/15/25 @ 100 (a)	1,000	973
GLS Auto Receivables Trust, Series 2021-2A, Class C, 1.08%, 6/15/26, Callable 5/15/25 @ 100 (a)	3,043	2,941
GM Financial Automobile Leasing Trust, Series 2022-2, Class B, 4.02%, 5/20/26, Callable 9/20/24 @ 100	1,250	1,224
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class B, 2.54%, 8/18/25, Callable 1/16/24 @ 100	1,500	1,466
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class C, 1.31%, 10/15/25 (a)	2,250	2,193
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class B, 0.96%, 10/15/25 (a)	1,750	1,706
Golden Credit Card Trust, Series 2021-1A, Class A, 1.14%, 8/15/28 (a)	5,000	4,468
GreatAmerica Leasing Receivables Funding LLC, Series 2020-1, Class B, 2.00%, 2/16/26, Callable 12/15/23 @ 100 (a)	1,090	1,063
GTE Auto Receivables Trust, Series 2023-1, Class B, 5.39%, 8/15/29, Callable 5/15/27 @ 100 (a)	3,000	3,008
GTE Auto Receivables Trust, Series 2023-1, Class A3, 5.18%, 3/15/28, Callable 5/15/27 @ 100 (a)	1,000	1,002
GTE Auto Receivables Trust, Series 2023-1, Class A4, 5.12%, 4/16/29, Callable 5/15/27 @ 100 (a)	4,000	4,009
GTE Auto Receivables Trust, Series 2023-1, Class C, 5.88%, 11/15/29, Callable 5/15/27 @ 100 (a)	2,625	2,633
Hertz Vehicle Financing III LLC, Series 2022-3A, Class A, 3.37%, 3/25/25, Callable 3/25/24 @ 100 (a)	2,000	1,963
Hertz Vehicle Financing III LLC, Series 2022-1A, Class C, 2.63%, 6/25/26, Callable 6/25/25 @ 100 (a)	2,700	2,477
Hertz Vehicle Financing III LLC, Series 2022-1A, Class B, 2.19%, 6/25/26, Callable 6/25/25 @ 100 (a)	4,250	3,939
Hertz Vehicle Financing III LLC, Series 2023-1A, Class B, 6.22%, 6/25/27 (a)	1,000	1,010

See notes to financial statements.

15

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hertz Vehicle Financing III LLC, Series 2022-1A, Class A, 1.99%, 6/25/26, Callable 6/25/25 @ 100 (a)	$1,000	$936
Hertz Vehicle Financing III LLC, Series 2023-1A, Class C, 6.91%, 6/25/27 (a)	4,000	3,994
Hertz Vehicle Financing LLC, Series 2022-4A, Class A, 3.73%, 9/25/26, Callable 9/25/25 @ 100 (a)	4,000	3,862
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 3/20/31, Callable 3/20/24 @ 100 (a)	4,700	4,504
HPEFS Equipment Trust, Series 2022-2A, Class D, 4.94%, 3/20/30, Callable 11/20/25 @ 100 (a)	1,200	1,170
HPEFS Equipment Trust, Series 2021-1A, Class C, 0.75%, 3/20/31, Callable 3/20/24 @ 100 (a)	2,500	2,444
HPEFS Equipment Trust, Series 2021-2A, Class D, 1.29%, 3/20/29, Callable 7/20/24 @ 100 (a)	2,719	2,561
HPEFS Equipment Trust, Series 2021-2A, Class C, 0.88%, 9/20/28, Callable 7/20/24 @ 100 (a)	3,843	3,704
JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.17%, 9/25/28, Callable 3/25/25 @ 100 (a)	1,073	1,038
JPMorgan Chase Bank NA, Series 2021-2, Class B, 0.89%, 12/26/28, Callable 2/25/25 @ 100 (a)	746	718
JPMorgan Chase Bank NA, Series 2021-1, Class B, 0.88%, 9/25/28, Callable 3/25/25 @ 100 (a)	2,158	2,089
JPMorgan Chase Bank NA, Series 2020-2, Class C, 1.14%, 2/25/28, Callable 8/25/24 @ 100 (a)	272	267
JPMorgan Chase Bank NA, Series 2020-2, Class B, 0.84%, 2/25/28, Callable 8/25/24 @ 100 (a)	2,603	2,549
JPMorgan Chase Bank NA, Series 2020-2, Class D, 1.49%, 2/25/28, Callable 8/25/24 @ 100 (a)	957	939
JPMorgan Chase Bank NA, Series 2021-2, Class D, 1.14%, 12/26/28, Callable 2/25/25 @ 100 (a)	381	367
JPMorgan Chase Bank NA, Series 2020-1, Class D, 1.89%, 1/25/28, Callable 3/25/24 @ 100 (a)	79	79
JPMorgan Chase Bank NA, Series 2021-3, Class D, 1.01%, 2/26/29, Callable 2/25/25 @ 100 (a)	1,828	1,722
JPMorgan Chase Bank NA, Series 2021-1, Class C, 1.02%, 9/25/28, Callable 3/25/25 @ 100 (a)	809	783
Kubota Credit Owner Trust, Series 2022-1A, Class A3, 2.67%, 10/15/26, Callable 1/15/26 @ 100 (a)	2,000	1,916
Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.96%, 3/15/24, Callable 8/15/23 @ 100 (a)	201	201
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30%, 8/17/26, Callable 6/15/25 @ 100 (a)	904	879
LAD Auto Receivables Trust, Series 2022-1A, Class B, 5.87%, 9/15/27, Callable 10/15/25 @ 100 (a)	1,600	1,593
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94%, 11/16/26, Callable 6/15/25 @ 100 (a)	5,600	5,298
LAD Auto Receivables Trust, Series 2023-1A, Class B, 5.59%, 8/16/27, Callable 11/15/26 @ 100 (a)	1,200	1,185
LAD Auto Receivables Trust, Series 2023-1A, Class C, 6.18%, 12/15/27, Callable 11/15/26 @ 100 (a)	2,000	1,993

See notes to financial statements.

16

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
LAD Auto Receivables Trust, Series 2022-1A, Class A, 5.21%, 6/15/27, Callable 10/15/25 @ 100 (a)	$1,328	$1,317
LAD Auto Receivables Trust, Series 2022-1A, Class C, 6.85%, 4/15/30, Callable 10/15/25 @ 100 (a)	2,000	1,966
LAD Auto Receivables Trust, Series 2023-1A, Class D, 7.30%, 6/17/30, Callable 11/15/26 @ 100 (a)	1,811	1,801
LAD Auto Receivables Trust, Series 2021-1A, Class C, 2.35%, 4/15/27, Callable 6/15/25 @ 100 (a)	5,000	4,544
Master Credit Card Trust, Series 2021-1A, Class B, 0.79%, 11/21/25 (a)	1,346	1,273
Master Credit Card Trust, Series 2021-1A, Class C, 1.06%, 11/21/25 (a)	4,151	3,920
Master Credit Card Trust II, Series 2023-1A, Class C, 5.87%, 6/21/27 (a)	1,200	1,202
MMAF Equipment Finance LLC, Series 2022-A, Class A3, 3.20%, 1/13/28 (a)	2,000	1,927
MMAF Equipment Finance LLC, Series 2020-BA, Class A5, 0.85%, 4/14/42, Callable 1/14/25 @ 100 (a)	5,000	4,616
MVW LLC, Series 2021-1WA, Class B, 1.44%, 1/22/41, Callable 8/20/26 @ 100 (a)	1,051	962
MVW LLC, Series 2021-1WA, Class A, 1.14%, 1/22/41, Callable 8/20/26 @ 100 (a)	1,005	925
MVW Owner Trust, Series 2018-1A, Class A, 3.45%, 1/21/36, Callable 7/20/24 @ 100 (a)	3,015	2,943
MVW Owner Trust, Series 2017-1A, Class A, 2.42%, 12/20/34, Callable 8/20/23 @ 100 (a)	277	264
Nelnet Student Loan Trust, Series 2005-3, Class B, 5.23% (LIBOR03M+28bps), 9/22/37, Callable 6/22/23 @ 100 (b)	1,048	956
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, 10/20/61, Callable 10/20/24 @ 100 (a)	4,516	3,921
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61, Callable 10/20/24 @ 100 (a)	1,466	1,236
NMEF Funding LLC, Series 2021-A, Class A2, 0.81%, 12/15/27, Callable 8/15/24 @ 100 (a)	632	628
NMEF Funding LLC, Series 2022-B, Class B, 7.12%, 6/15/29, Callable 10/15/26 @ 100 (a)	1,000	996
NMEF Funding LLC, Series 2022-B, Class A2, 6.07%, 6/15/29, Callable 10/15/26 @ 100 (a)	1,000	1,003
NMEF Funding LLC, Series 2021-A, Class B, 1.85%, 12/15/27, Callable 8/15/24 @ 100 (a)	4,000	3,849
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49, Callable 11/19/23 @ 100 (a)	3,240	2,901
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 5/20/23 @ 100 (a)	1,453	1,375
Oscar U.S. Funding XII LLC, Series 1A, Class A4, 1.00%, 4/10/28, Callable 2/10/25 @ 100 (a)	7,500	6,969
Oscar U.S. Funding XII LLC, Series 1A, Class A3, 0.70%, 4/10/25, Callable 2/10/25 @ 100 (a)	2,621	2,565
Oscar U.S. Funding XIII LLC, Series 2021-2A, Class A4, 1.27%, 9/11/28, Callable 6/10/25 @ 100 (a)	8,100	7,464
Oscar U.S. Funding XIII LLC, Series 2021-2A, Class A3, 0.86%, 9/10/25, Callable 6/10/25 @ 100 (a)	5,600	5,406
Oscar U.S. Funding XIV LLC, Series 2022-1A, Class A3, 2.30%, 4/10/26, Callable 3/10/26 @ 100 (a)	2,340	2,244
Oscar US Funding XIV LLC, Series 2022-1A, Class A4, 2.82%, 4/10/29, Callable 3/10/26 @ 100 (a)	900	844

See notes to financial statements.

17

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pawnee Equipment Receivables LLC, Series 2021-1, Class B, 1.82%, 7/15/27, Callable 8/15/25 @ 100 (a)	$1,637	$1,509
Pawnee Equipment Receivables LLC, Series 2021-1, Class A2, 1.10%, 7/15/27, Callable 8/15/25 @ 100 (a)	1,306	1,253
Pawnee Equipment Receivables LLC, Series 2020-1, Class B, 1.84%, 1/15/26, Callable 1/15/24 @ 100 (a)	930	911
Pawnee Equipment Receivables LLC, Series 2020-1, Class A, 1.37%, 11/17/25, Callable 1/15/24 @ 100 (a)	381	379
Pawneee Equipment Receivables LLC, Series 2022-1, Class A3, 5.17%, 2/15/28, Callable 9/15/26 @ 100 (a)	1,000	1,000
Pawneee Equipment Receivables LLC, Series 2022-1, Class B, 5.40%, 7/17/28, Callable 9/15/26 @ 100 (a)	2,000	1,969
PenFed Auto Receivables Owner Trust, Series 2022-A, Class B, 4.60%, 12/15/28, Callable 12/15/25 @ 100 (a)	1,549	1,533
PenFed Auto Receivables Owner Trust, Series 2022-A, Class C, 4.83%, 12/15/28, Callable 12/15/25 @ 100 (a)	1,333	1,314
PenFed Auto Receivables Owner Trust, Series 2022-A, Class D, 5.85%, 6/17/30, Callable 12/15/25 @ 100 (a)	912	894
PenFed Auto Receivables Owner Trust, Series 2022-A, Class A4, 4.18%, 12/15/28, Callable 12/15/25 @ 100 (a)	1,000	988
Prestige Auto Receivables Trust, Series 2020-1A, Class C, 1.31%, 11/16/26, Callable 10/15/24 @ 100 (a)	1,644	1,623
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01%, 8/15/25, Callable 12/15/23 @ 100 (a)	5,000	4,866
Progress Residential Trust, Series 2021-SFR4, Class B, 1.81%, 5/17/38 (a)	4,500	4,028
Progress Residential Trust, Series 2021-SFR2, Class B, 1.80%, 4/19/38, Callable 4/17/24 @ 100 (a)	6,850	6,145
Progress Residential Trust, Series 2021-SFR5, Class C, 1.81%, 7/17/38 (a)	1,500	1,316
Progress Residential Trust, Series 2021-SFR6, Class B, 1.75%, 7/17/38, Callable 7/17/26 @ 100 (a)	2,813	2,483
Progress Residential Trust, Series 2021-SFR5, Class B, 1.66%, 7/17/38 (a)	2,400	2,119
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class C, 6.99%, 12/15/32, Callable 9/15/26 @ 100 (a)	2,492	2,487
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class B, 6.45%, 12/15/32, Callable 9/15/26 @ 100 (a)	831	831
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class C, 5.92%, 8/16/32, Callable 12/15/25 @ 100 (a)	1,248	1,243
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class E, 8.68%, 8/16/32, Callable 12/15/25 @ 100 (a)	1,250	1,229
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class D, 6.79%, 8/16/32, Callable 12/15/25 @ 100 (a)	1,352	1,339
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class D, 8.20%, 12/15/32, Callable 9/15/26 @ 100 (a)	2,438	2,433
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class C, 7.38%, 5/15/32, Callable 9/15/25 @ 100 (a)	2,870	2,807
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.28%, 5/15/32, Callable 9/15/25 @ 100 (a)	2,296	2,243
Santander Bank NA, Series 2021-1A, Class C, 3.27%, 12/15/31, Callable 5/15/25 @ 100 (a)	310	297

See notes to financial statements.

18

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Santander Bank NA, Series 2021-1A, Class B, 1.83%, 12/15/31, Callable 5/15/25 @ 100 (a)	$1,691	$1,623
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class C, 1.29%, 4/15/26, Callable 2/15/25 @ 100 (a)	7,400	7,170
Santander Retail Auto Lease Trust, Series 2021-C, Class C, 1.11%, 3/20/26, Callable 6/20/24 @ 100 (a)	2,188	2,074
Santander Retail Auto Lease Trust, Series 2021-C, Class B, 0.83%, 3/20/26, Callable 6/20/24 @ 100 (a)	1,750	1,668
Santander Retail Auto Lease Trust, Series 2021-B, Class B, 0.84%, 6/20/25, Callable 4/20/24 @ 100 (a)	5,000	4,789
Santander Retail Auto Lease Trust, Series 2020-B, Class C, 1.18%, 12/20/24, Callable 1/20/24 @ 100 (a)	4,000	3,872
SCF Equipment Leasing LLC, Series 2022-2A, Class B, 6.50%, 2/20/32, Callable 8/20/29 @ 100 (a)	429	426
SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.50%, 8/20/32, Callable 8/20/29 @ 100 (a)	785	761
SCF Equipment Leasing LLC, Series 2022-2A, Class D, 6.50%, 10/20/32, Callable 8/20/29 @ 100 (a)	1,319	1,193
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 3/20/25 @ 100 (a)	3,824	3,673
SCF Equipment Leasing LLC, Series 2019-2, Class B, 2.76%, 8/20/26, Callable 11/20/24 @ 100 (a)	2,000	1,931
SCF Equipment Leasing LLC, Series 2020-1A, Class C, 2.60%, 8/21/28, Callable 3/20/25 @ 100 (a)	2,900	2,691
SCF Equipment Leasing LLC, Series 2020-1A, Class A3, 1.19%, 10/20/27, Callable 3/20/25 @ 100 (a)	2,265	2,233
Sierra Timeshare Receivables Funding LLC, Series 1A, Class A, 3.20%, 1/20/36, Callable 2/20/24 @ 100 (a)	1,059	1,009
Sierra Timeshare Receivables Funding LLC, Series 3A, Class A, 2.34%, 8/20/36, Callable 7/20/24 @ 100 (a)	2,173	2,098
Synchrony Card Funding LLC, Series 2022-A1, Class A, 3.37%, 4/15/28, Callable 4/15/25 @ 100	880	857
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	5,000	4,997
Synchrony Credit Card Master Note Trust, Series 2018-2, Class B, 3.67%, 5/15/26	510	510
Toyota Lease Owner Trust, Series 2023-A, Class A4, 5.05%, 8/20/27, Callable 10/20/25 @ 100 (a)	3,000	3,008
Transportation Finance Equipment Trust, Series 2019-1, Class A4, 1.88%, 3/25/24, Callable 5/23/23 @ 100 (a)	719	718
Tricon Residential Trust, Series 2022-SFR1, Class B, 4.20%, 4/17/39 (a)	1,000	945
Trillium Credit Card Trust II, Series 2023-1A, Class C, 6.06%, 3/26/31 (a)	1,500	1,498
Trillium Credit Card Trust II, Series 2023-1A, Class B, 5.23%, 3/26/31 (a)	1,000	1,001
Trinity Rail Leasing LLC, Series 2019-2A, Class A1, 2.39%, 10/18/49, Callable 5/17/23 @ 100 (a)	1,265	1,183
Unify Auto Receivables Trust, Series 2021-1A, Class B, 1.29%, 11/16/26, Callable 10/15/24 @ 100 (a)	3,000	2,826
Unify Auto Receivables Trust, Series 2021-1A, Class A4, 0.98%, 7/15/26, Callable 10/15/24 @ 100 (a)	3,000	2,894
United Auto Credit Securitization Trust, Series 2023-1, Class C, 6.28%, 7/10/28, Callable 2/10/27 @ 100 (a)	4,000	4,006

See notes to financial statements.

19

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.65%, 9/15/45, Callable 9/15/23 @ 100 (a)	$6,500	$5,875
VB-S1 Issuer LLC, Series 2022-1A, Class D, 4.29%, 2/15/52, Callable 2/15/26 @ 100 (a)	1,000	914
Volvo Financial Equipment LLC, Series 2020-1A, Class A4, 0.60%, 3/15/28, Callable 5/15/24 @ 100 (a)	1,750	1,668
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35, Callable 2/20/24 @ 100 (a)	1,836	1,770
Westlake Automobile Receivables Trust, Series 2022-3A, Class C, 6.44%, 12/15/27, Callable 11/15/25 @ 100 (a)	2,000	2,025
Westlake Automobile Receivables Trust, Series 2022-2A, Class B, 4.31%, 9/15/27, Callable 9/15/25 @ 100 (a)	800	784
Westlake Automobile Receivables Trust, Series 2021-3A, Class D, 2.12%, 1/15/27, Callable 2/15/25 @ 100 (a)	1,000	930
Westlake Automobile Receivables Trust, Series 2022-2A, Class C, 4.85%, 9/15/27, Callable 9/15/25 @ 100 (a)	1,429	1,407
Westlake Automobile Receivables Trust, Series 2020-1A, Class E, 3.31%, 10/15/25, Callable 1/15/24 @ 100 (a)	2,000	1,957
Westlake Automobile Receivables Trust, Series 2019-2A, Class E, 4.02%, 4/15/25, Callable 5/15/23 @ 100 (a)	4,000	3,998
Westlake Automobile Receivables Trust, Series 2023-1A, Class B, 5.41%, 1/18/28, Callable 7/15/26 @ 100 (a)	1,000	1,000
Wheels Fleet Lease Funding 1 LLC, Series 2022-1A, Class A, 2.47%, 10/18/36, Callable 9/18/24 @ 100 (a)	1,427	1,390
Wheels SPV 2 LLC, Series 2020-1A, Class A3, 0.62%, 8/20/29, Callable 2/20/24 @ 100 (a)	3,250	3,146
World Omni Automobile Lease Securitization Trust, Series 2022-A, Class A4, 3.34%, 6/15/27	1,500	1,465
World Omni Select Auto Trust, Series 2021-A, Class D, 1.44%, 11/15/27, Callable 3/15/25 @ 100	2,750	2,491
World Omni Select Auto Trust, Series 2020-A, Class B, 0.84%, 6/15/26, Callable 6/15/24 @ 100	5,750	5,610
World Omni Select Auto Trust, Series 2023-A, Class C, 6.00%, 1/16/29, Callable 8/15/26 @ 100	2,000	2,032
Total Asset-Backed Securities (Cost $751,260)		723,628
Collateralized Mortgage Obligations (6.9%)
Annisa CLO Ltd., Series 2016-2, Class AR, 6.35% (LIBOR03M+110bps), 7/20/31, Callable 7/20/23 @ 100 (a) (b)	3,000	2,969
Aventura Mall Trust, Series 2018-AVM, Class C, 4.25%, 7/5/40 (a) (c)	2,000	1,764
Barrow Hanley CLO I Ltd., Series 2023-1A, Class A1, 7.17% (TSFR3M+230bps), 4/20/35, Callable 4/20/24 @ 100 (a) (b)	2,000	1,998
BBCMS Mortgage Trust, Series 2020-BID, Class C, 8.59% (LIBOR01M+364bps), 10/15/37 (a) (b)	3,000	2,849
BBCMS Mortgage Trust, Series 2020-BID, Class B, 7.49% (LIBOR01M+254bps), 10/15/37 (a) (b)	5,000	4,771
BPR Trust, Series 2021-TY, Class C, 6.65% (LIBOR01M+170bps), 9/15/38 (a) (b)	2,712	2,496
BPR Trust, Series 2022-OANA, Class B, 7.34% (TSFR1M+245bps), 4/15/37 (a) (b)	3,000	2,877
BPR Trust, Series 2021-TY, Class A, 6.00% (LIBOR01M+105bps), 9/15/38 (a) (b)	3,731	3,524

See notes to financial statements.

20

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BPR Trust, Series 2022-STAR, Class A, 8.12% (TSFR1M+323bps), 8/15/24 (a) (b)	$4,000	$3,996
BPR Trust, Series 2021-TY, Class B, 6.10% (LIBOR01M+115bps), 9/15/38 (a) (b)	750	693
BPR Trust, Series 2021-TY, Class D, 7.30% (LIBOR01M+235bps), 9/15/38 (a) (b)	1,313	1,200
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 6.45% (LIBOR01M+145bps), 10/15/36 (a) (b)	2,601	2,546
BX Commercial Mortgage Trust, Series 2019-XL, Class C, 6.25% (LIBOR01M+125bps), 10/15/36 (a) (b)	566	556
BX Commercial Mortgage Trust, Series 2021-VOLT, Class B, 5.90% (LIBOR01M+85bps), 9/15/36 (a) (b)	2,500	2,387
BX Trust, Series 2022-CLS, Class B, 6.30%, 10/13/27 (a)	2,750	2,679
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class B, 4.38%, 1/10/36 (a)	7,600	7,429
Columbia Cent CLO 32 Ltd., Series 2022-32A, Class BF, 5.20%, 7/24/34, Callable 1/24/24 @ 100 (a)	1,000	941
COMM Mortgage Trust, Series 2014-277P, Class A, 3.73%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	14,610	13,815
COMM Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, 2/10/37, Callable 2/10/25 @ 100 (a)	5,620	5,281
COMM Mortgage Trust, Series 2020-CBM, Class B, 3.10%, 2/10/37, Callable 2/10/25 @ 100 (a)	5,000	4,646
COMM Mortgage Trust, Series 2020-CBM, Class C, 3.40%, 2/10/37, Callable 2/10/25 @ 100 (a)	6,875	6,341
COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50, Callable 6/10/25 @ 100 (c)	6,550	6,305
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.43%, 7/10/50, Callable 6/10/25 @ 100 (c)	3,366	3,081
COMM Mortgage Trust, Series 2012-CR4, Class XA, 1.33%, 10/15/45, Callable 5/15/23 @ 100 (c) (d)	12,316	1
Credit Suisse Mortgage Capital Certificates, Series 2021-980M, Class A, 2.39%, 7/15/31 (a)	2,500	2,154
Extended Stay America Trust, Series 2021-ESH, Class C, 6.65% (LIBOR01M+170bps), 7/15/38 (a) (b)	2,440	2,356
Extended Stay America Trust, Series 2021-ESH, Class B, 6.33% (LIBOR01M+138bps), 7/15/38 (a) (b)	759	736
Extended Stay America Trust, Series 2021-ESH, Class A, 6.03% (LIBOR01M+108bps), 7/15/38 (a) (b)	1,952	1,903
FREMF Mortgage Trust, Series 2017-K724, Class B, 3.61%, 12/25/49, Callable 12/25/23 @ 100 (a) (c)	4,935	4,854
GS Mortgage Securities Corp. Trust, Series 2017-SLP, Class A, 3.42%, 10/10/32 (a)	32	31
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 2.86%, 5/10/34 (a)	13,530	12,488
GS Mortgage Securities Corp. Trust, Series 2020-UPTN, Class A, 2.75%, 2/10/37, Callable 2/10/25 @ 100 (a)	2,000	1,851
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.09%, 3/5/37 (a)	11,824	10,965
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38, Callable 8/10/26 @ 100 (a)	3,000	2,697
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class B, 3.67%, 12/15/47, Callable 1/15/24 @ 100 (c)	466	460
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class B, 4.27%, 1/15/46, Callable 7/15/23 @ 100 (c)	4,212	4,192

See notes to financial statements.

21

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class C, 4.27%, 1/15/46, Callable 7/15/23 @ 100 (c)	$1,132	$1,124
KNDL Mortgage Trust, Series 2019-KNSQ, Class B, 5.90% (LIBOR01M+95bps), 5/15/36 (a) (b)	2,000	1,977
Life Mortgage Trust, Series 2021-BMR, Class B, 5.88% (LIBOR01M+88bps), 3/15/38 (a) (b)	2,949	2,843
Morgan Stanley Capital I Trust, Series 2019-NUGS, Class B, 6.25% (LIBOR01M+130bps), 12/15/36 (a) (b)	3,846	3,305
Palmer Square Loan Funding Ltd., Series 2021-1A, Class A1, 6.15% (LIBOR03M+90bps), 4/20/29, Callable 7/20/23 @ 100 (a) (b)	729	724
Palmer Square Loan Funding Ltd., Series 2020-1A, Class A2, 6.27% (LIBOR03M+135bps), 2/20/28, Callable 5/20/23 @ 100 (a) (b)	4,600	4,581
Palmer Square Loan Funding Ltd., Series 2020-1A, Class A1, 5.72% (LIBOR03M+80bps), 2/20/28, Callable 5/20/23 @ 100 (a) (b)	993	990
Race Point CLO Ltd., Series 2016-10A, Class A1R, 6.36% (LIBOR03M+110bps), 7/25/31, Callable 7/25/23 @ 100 (a) (b)	4,437	4,376
SCOTT Trust, Series 2023-SFS, Class AS, 6.20%, 3/15/40 (a)	2,357	2,348
Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.00%, 5/25/43, Callable 6/25/27 @ 100 (a) (c)	591	528
SREIT Trust, Series 2021-MFP2, Class C, 6.32% (US0001M+137bps), 11/15/36 (a) (b)	2,000	1,889
SREIT Trust, Series 2021-MFP2, Class B, 6.12% (LIBOR01M+117bps), 11/15/36 (a) (b)	2,000	1,913
Stratus CLO Ltd., Series 2021-3A, Class A, 6.20% (LIBOR03M+95bps), 12/29/29, Callable 7/20/23 @ 100 (a) (b)	1,600	1,583
Stratus CLO Ltd., Series 2021-3A, Class B, 6.80% (LIBOR03M+155bps), 12/29/29, Callable 7/20/23 @ 100 (a) (b)	1,643	1,600
TTAN, Series 2021-MHC, Class D, 6.70% (LIBOR01M+180bps), 3/15/38 (a) (b)	1,074	1,032
TTAN, Series 2021-MHC, Class C, 6.30% (LIBOR01M+140bps), 3/15/38 (a) (b)	2,684	2,566
TTAN, Series 2021-MHC, Class B, 6.05% (LIBOR01M+115bps), 3/15/38 (a) (b)	1,994	1,919
Total Collateralized Mortgage Obligations (Cost $174,944)		165,130
Preferred Stocks (0.2%)
Financials (0.2%):
Citigroup Capital XIII, 11.64% (LIBOR03M+637bps), 10/30/40 (b)	200,000	5,834
Total Preferred Stocks (Cost $5,470)		5,834
Senior Secured Loans (0.6%)
Celanese US Holdings LLC, Delayed Term Loan, First Lien, 6.18% (SOFR01M+138bps), 10/31/23 (b)	$4,000	3,995
Delos Finance S.A.R.L., Loans, First Lien, 6.91% (LIBOR03M+175bps), 10/6/23 (b)	10,000	9,996
Delta Air Lines, Inc. and SkyMiles IP Ltd., Initial Term Loan, First Lien, 8.80% (SOFR03M+375bps), 10/20/27 (b)	1,350	1,397
Total Senior Secured Loans (Cost $15,383)		15,388

See notes to financial statements.

22

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Corporate Bonds (39.7%)
Communication Services (0.8%):
Magallanes, Inc., 3.64%, 3/15/25 (a)	$4,000	$3,869
Sprint Corp., 7.88%, 9/15/23	4,000	4,031
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 3/20/25, Callable 3/20/24 @ 100 (a)	5,175	5,134
TEGNA, Inc., 4.75%, 3/15/26, Callable 6/5/23 @ 102.38 (a)	3,000	2,866
T-Mobile USA, Inc., 4.75%, 2/1/28, Callable 5/15/23 @ 102.38	2,641	2,628
		18,528
Consumer Discretionary (2.5%):
Advance Auto Parts, Inc., 5.95%, 3/9/28, Callable 2/9/28 @ 100	2,500	2,577
Association of American Medical Colleges 2.27%, 10/1/25	4,145	3,859
2.39%, 10/1/26	4,275	3,878
Duke University Health System, Inc., 2.26%, 6/1/26	700	648
Expedia Group, Inc., 6.25%, 5/1/25, Callable 2/1/25 @ 100 (a)	5,000	5,059
Genting New York LLC/GENNY Capital, Inc., 3.30%, 2/15/26, Callable 1/15/26 @ 100 (a)	2,300	2,072
Howard University 2.80%, 10/1/23	1,000	989
2.42%, 10/1/24	1,350	1,292
Lithia Motors, Inc., 4.63%, 12/15/27, Callable 6/5/23 @ 103.47 (a)	5,718	5,334
Murphy Oil USA, Inc., 5.63%, 5/1/27, Callable 6/5/23 @ 101.88	4,970	4,894
Nissan Motor Acceptance Co. LLC 2.00%, 3/9/26, Callable 2/9/26 @ 100 (a)	7,216	6,359
1.85%, 9/16/26, Callable 8/16/26 @ 100 (a)	3,296	2,817
Nordstrom, Inc., 2.30%, 4/8/24, Callable 5/22/23 @ 100	6,500	6,211
QVC, Inc., 4.45%, 2/15/25, Callable 11/15/24 @ 100	10,450	7,687
Smithsonian Institution, 0.97%, 9/1/23	1,400	1,380
Toll Brothers Finance Corp., 4.88%, 3/15/27, Callable 12/15/26 @ 100	250	245
Volkswagen Group of America Finance LLC, 3.13%, 5/12/23 (a)	5,000	4,997
		60,298
Consumer Staples (1.0%):
7-Eleven, Inc., 0.80%, 2/10/24, Callable 6/5/23 @ 100 (a)	5,000	4,820
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 6.50%, 4/15/29, Callable 4/15/24 @ 103.25 (a)	1,643	1,600
5.50%, 1/15/30, Callable 1/15/25 @ 102.75 (a)	3,000	2,867
Philip Morris International, Inc., 4.88%, 2/15/28, Callable 1/15/28 @ 100	5,000	5,044
Walmart, Inc. 2.85%, 7/8/24, Callable 6/8/24 @ 100	5,000	4,909
3.55%, 6/26/25, Callable 4/26/25 @ 100	5,000	4,940
		24,180
Energy (6.3%):
Buckeye Partners LP, 4.15%, 7/1/23, Callable 6/5/23 @ 100	4,250	4,231
Continental Resources, Inc., 3.80%, 6/1/24, Callable 3/1/24 @ 100	9,171	8,997
DCP Midstream Operating LP 5.38%, 7/15/25, Callable 4/15/25 @ 100	3,000	2,999
5.85% (LIBOR03M+385bps), 5/21/43, Callable 5/21/23 @ 100 (a) (b)	3,500	3,499
See notes to financial statements.

23

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Devon Energy Corp., 5.25%, 10/15/27, Callable 5/15/23 @ 102.63	$13,330	$13,336
Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	10,000	9,821
Endeavor Energy Resources LP, 5.75%, 1/30/28, Callable 6/5/23 @ 102.88 (a)	2,500	2,488
Energy Transfer LP 7.13% (H15T5Y+531bps), Callable 5/15/30 @ 100 (b) (e)	2,300	1,938
6.75% (H15T5Y+513bps), Callable 5/15/25 @ 100 (b) (e)	333	294
6.50% (H15T5Y+569bps), Callable 11/15/26 @ 100 (b) (e)	1,567	1,388
4.90%, 2/1/24, Callable 11/1/23 @ 100	5,326	5,296
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100	5,000	4,870
Gray Oak Pipeline LLC 2.00%, 9/15/23 (a)	8,334	8,207
2.60%, 10/15/25, Callable 9/15/25 @ 100 (a)	1,171	1,088
HF Sinclair Corp., 2.63%, 10/1/23	3,803	3,752
Laredo Petroleum, Inc., 9.50%, 1/15/25, Callable 6/5/23 @ 102.38	5,000	5,029
Midwest Connector Capital Co. LLC, 3.90%, 4/1/24, Callable 3/1/24 @ 100 (a)	12,200	11,982
Murphy Oil Corp., 5.88%, 12/1/27, Callable 6/5/23 @ 102.94	8,000	7,857
Parsley Energy LLC/Parsley Finance Corp., 4.13%, 2/15/28, Callable 6/5/23 @ 102.06 (a)	8,699	8,265
PDC Energy, Inc. 6.13%, 9/15/24, Callable 6/5/23 @ 100	2,498	2,488
5.75%, 5/15/26, Callable 6/5/23 @ 101.44	4,002	3,893
SM Energy Co., 5.63%, 6/1/25, Callable 6/5/23 @ 100	5,000	4,890
Talos Production, Inc., 12.00%, 1/15/26, Callable 5/22/23 @ 106	2,000	2,109
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.50%, 7/15/27, Callable 6/5/23 @ 104.88	7,772	7,927
The Williams Cos., Inc., 5.40%, 3/2/26	2,000	2,042
Viper Energy Partners LP, 5.38%, 11/1/27, Callable 6/5/23 @ 102.69 (a)	6,350	6,156
Western Midstream Operating LP, 3.35%, 2/1/25, Callable 1/1/25 @ 100	11,953	11,450
WPX Energy, Inc., 8.25%, 8/1/23, Callable 6/5/23 @ 100	5,263	5,261
		151,553
Financials (17.2%):
Alexander Funding Trust, 1.84%, 11/15/23 (a)	11,745	11,361
Ally Financial, Inc. 5.75%, 11/20/25, Callable 10/21/25 @ 100 (f)	3,750	3,638
7.10%, 11/15/27, Callable 10/15/27 @ 100 (f)	3,111	3,208
AmTrust Financial Services, Inc., 6.13%, 8/15/23	14,342	14,206
Antares Holdings LP 6.00%, 8/15/23, Callable 7/15/23 @ 100 (a)	3,500	3,487
8.50%, 5/18/25, Callable 4/18/25 @ 100 (a)	2,515	2,502
Ares Capital Corp., 3.25%, 7/15/25, Callable 6/15/25 @ 100	5,000	4,634
Assurant, Inc. 4.20%, 9/27/23, Callable 8/27/23 @ 100	844	837
6.10%, 2/27/26, Callable 1/27/26 @ 100	7,059	7,131
Athene Global Funding, 1.20%, 10/13/23 (a)	5,000	4,873
Blackstone Private Credit Fund 1.75%, 9/15/24	3,500	3,266
2.35%, 11/22/24	5,000	4,667
4.70%, 3/24/25 (f)	2,000	1,927
7.05%, 9/29/25 (a)	2,500	2,505
2.63%, 12/15/26, Callable 11/15/26 @ 100	3,808	3,238

See notes to financial statements.

24

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BMW US Capital LLC, 3.25%, 4/1/25 (a)	$2,000	$1,952
Cadence Bancorp, 4.75% (LIBOR03M+303bps), 6/30/29, Callable 6/30/24 @ 100 (b)	10,000	9,501
Cadence Bank 7.25% (US0003M+454bps), 6/28/29, Callable 6/28/24 @ 100 (a) (b)	1,000	972
4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b)	11,196	10,104
Capital One Financial Corp. 4.17% (SOFR+137bps), 5/9/25, Callable 5/9/24 @ 100 (b)	2,000	1,949
5.47% (SOFR+208bps), 2/1/29, Callable 2/1/28 @ 100 (b)	2,000	1,967
Citizens Bank NA 4.12% (SOFR+140bps), 5/23/25, Callable 5/23/24 @ 100 (b)	640	611
6.06% (SOFR+145bps), 10/24/25, Callable 10/24/24 @ 100 (b)	6,000	5,810
DAE Funding LLC, 1.55%, 8/1/24, Callable 7/1/24 @ 100 (a)	1,250	1,182
Enact Holdings, Inc., 6.50%, 8/15/25, Callable 2/15/25 @ 100 (a)	2,750	2,723
Entergy Texas Restoration Funding II LLC, 3.05%, 12/15/27	1,170	1,147
F&G Global Funding, 5.15%, 7/7/25 (a)	2,000	1,969
Fifth Third Bancorp, 4.50% (H15T5Y+422bps), Callable 9/30/25 @ 100 (b) (e)	7,793	6,938
First American Financial Corp., 4.60%, 11/15/24	1,000	983
First Citizens BancShares, Inc., 3.38% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (b)	10,871	9,986
First Financial Bancorp, 5.13%, 8/25/25	9,000	8,269
First Horizon Corp. 3.55%, 5/26/23 (f)	2,000	1,990
4.00%, 5/26/25, Callable 4/26/25 @ 100	4,000	3,745
First-Citizens Bank & Trust Co., 4.13% (H15T5Y+237bps), 11/13/29, Callable 11/13/24 @ 100 (b)	1,000	934
Ford Motor Credit Co. LLC 3.38%, 11/13/25, Callable 10/13/25 @ 100	3,000	2,787
2.70%, 8/10/26, Callable 7/10/26 @ 100	3,000	2,661
FS KKR Capital Corp. 4.63%, 7/15/24, Callable 6/15/24 @ 100	2,250	2,188
1.65%, 10/12/24	2,119	1,963
4.25%, 2/14/25, Callable 1/14/25 @ 100 (a)	5,600	5,285
3.40%, 1/15/26, Callable 12/15/25 @ 100	4,000	3,646
Fulton Financial Corp., 3.25% (SOFR+230bps), 3/15/30, Callable 3/15/25 @ 100 (b)	9,318	8,643
GA Global Funding Trust, 1.63%, 1/15/26 (a)	2,500	2,275
Glencore Funding LLC, 1.63%, 4/27/26, Callable 3/27/26 @ 100 (a)	5,000	4,545
Global Payments, Inc. 3.75%, 6/1/23	1,401	1,398
1.50%, 11/15/24, Callable 10/15/24 @ 100	3,000	2,831
Hilltop Holdings, Inc. 5.00%, 4/15/25, Callable 1/15/25 @ 100	5,000	4,890
5.75% (SOFR+568bps), 5/15/30, Callable 5/15/25 @ 100 (b)	5,000	4,955
Huntington Bancshares, Inc., 4.45% (H15T7Y+405bps), Callable 10/15/27 @ 100 (b) (e)	750	619
Hyundai Capital America, 5.50%, 3/30/26 (a)	2,000	2,010
KeyCorp, 3.88% (SOFR+125bps), 5/23/25, MTN, Callable 5/23/24 @ 100 (b)	4,965	4,797
Luther Burbank Corp., 6.50%, 9/30/24, Callable 8/31/24 @ 100 (a)	2,500	2,482
Main Street Capital Corp. 5.20%, 5/1/24	11,700	11,500
3.00%, 7/14/26, Callable 6/14/26 @ 100	3,500	3,076

See notes to financial statements.

25

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Manufacturers & Traders Trust Co., 4.65%, 1/27/26, Callable 12/27/25 @ 100	$4,500	$4,346
Metropolitan Life Insurance Co., 7.88%, 2/15/24 (a)	350	352
Metropolitan Tower Life Insurance Co., 7.63%, 1/15/24 (a)	1,000	1,003
Mobr-04 LLC (LOC — Compass Bank), 5.93%, 9/1/24 (g)	2,900	2,900
National General Holdings Corp., 6.75%, 5/15/24 (a)	4,000	4,022
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b)	8,242	7,750
OneMain Finance Corp., 8.25%, 10/1/23 (f)	2,555	2,568
OWL Rock Core Income Corp. 5.50%, 3/21/25 (a)	5,000	4,861
7.75%, 9/16/27, Callable 8/16/27 @ 100 (a)	2,677	2,688
PRA Group, Inc., 8.38%, 2/1/28, Callable 2/1/25 @ 104.19 (a)	3,167	3,169
ProAssurance Corp., 5.30%, 11/15/23	14,000	13,914
Prudential Financial, Inc., 5.63% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	11,014	10,995
Radian Group, Inc. 4.50%, 10/1/24, Callable 7/1/24 @ 100	6,349	6,149
6.63%, 3/15/25, Callable 9/15/24 @ 100	3,204	3,193
Regions Financial Corp., 5.75% (H15T5Y+543bps), Callable 6/15/25 @ 100 (b) (e)	8,786	8,356
Reliance Standard Life Global Funding II, 3.85%, 9/19/23 (a)	5,000	4,958
RLI Corp., 4.88%, 9/15/23	3,000	2,961
SCE Recovery Funding LLC, 0.86%, 11/15/31	8,663	7,419
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b) (h)	11,650	268
SLM Corp., 4.20%, 10/29/25, Callable 9/29/25 @ 100	3,000	2,772
Starwood Property Trust, Inc. 3.75%, 12/31/24, Callable 9/30/24 @ 100 (a)	750	703
3.63%, 7/15/26, Callable 1/15/26 @ 100 (a)	1,622	1,396
Stewart Information Services Corp., 3.60%, 11/15/31, Callable 8/15/31 @ 100	6,053	4,771
Synchrony Bank, 5.40%, 8/22/25, Callable 7/22/25 @ 100	3,000	2,863
Synchrony Financial 4.88%, 6/13/25, Callable 5/13/25 @ 100	2,000	1,888
3.95%, 12/1/27, Callable 9/1/27 @ 100	2,816	2,485
Synovus Bank, 5.63%, 2/15/28, Callable 1/15/28 @ 100	4,000	3,760
Synovus Financial Corp., 5.90% (USSW5+338bps), 2/7/29, Callable 2/7/24 @ 100 (b)	6,188	5,455
Texas Capital Bancshares, Inc., 4.00% (H15T5Y+315bps), 5/6/31, Callable 5/6/26 @ 100 (b)	6,000	4,972
The Bank of New York Mellon Corp., 4.70% (H15T5Y+436bps), Callable 9/20/25 @ 100 (b) (e) (f)	6,500	6,322
The Charles Schwab Corp., 5.38% (H15T5Y+497bps), Callable 6/1/25 @ 100 (b) (e) (f)	8,500	8,118
The Huntington National Bank, 5.50% (LIBOR03M+509bps), 5/6/30, Callable 5/6/25 @ 100 (b)	13,590	13,495
The PNC Financial Services Group, Inc., 3.90%, 4/29/24, Callable 3/29/24 @ 100	2,500	2,455
TIAA FSB Holdings, Inc., 9.57% (LIBOR03M+470bps), 3/15/26, Callable 6/5/23 @ 100 (b)	5,718	5,644
Truist Financial Corp. 4.95% (H15T5Y+461bps), Callable 9/1/25 @ 100 (b) (e)	8,000	7,536
4.25%, 9/30/24	1,955	1,911

See notes to financial statements.

26

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
United Financial Bancorp, Inc., 5.75%, 10/1/24	$8,120	$7,833
US Bancorp, 3.10%, 4/27/26, MTN, Callable 3/27/26 @ 100	2,500	2,339
WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.75%, 9/17/24, Callable 6/17/24 @ 100 (a)	3,808	3,606
Webster Financial Corp. 4.38%, 2/15/24, Callable 1/16/24 @ 100	5,500	5,205
4.00% (SOFR+253bps), 12/30/29, Callable 12/30/24 @ 100 (b)	8,750	8,241
		412,405
Health Care (0.7%):
CommonSpirit Health, 6.07%, 11/1/27, Callable 8/1/27 @ 100	2,500	2,600
CVS Health Corp., 5.00%, 2/20/26, Callable 1/20/26 @ 100	2,000	2,023
HCA, Inc., 7.50%, 12/15/23	2,131	2,150
Hikma Finance USA LLC, 3.25%, 7/9/25	10,000	9,493
		16,266
Industrials (3.8%):
American Airlines Pass Through Trust 4.40%, 9/22/23	5,260	5,181
4.38%, 6/15/24 (a)	3,910	3,805
Ashtead Capital, Inc., 4.38%, 8/15/27, Callable 5/22/23 @ 102.19 (a)	11,245	10,762
Aviation Capital Group LLC 3.88%, 5/1/23 (a)	3,000	3,000
5.50%, 12/15/24, Callable 11/15/24 @ 100 (a)	7,495	7,394
British Airways Pass Through Trust, 4.63%, 6/20/24 (a)	1,960	1,932
Continental Airlines Pass Through Trust, 4.00%, 10/29/24	8,768	8,509
Daimler Trucks Finance North America LLC, 3.50%, 4/7/25 (a)	3,000	2,918
Delta Air Lines Pass Through Trust, 2.00%, 6/10/28	4,253	3,759
Hexcel Corp., 4.95%, 8/15/25, Callable 5/15/25 @ 100	3,000	2,950
Huntington Ingalls Industries, Inc., 0.67%, 8/16/23, Callable 5/15/23 @ 100	2,500	2,461
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25 (a)	8,500	8,500
Regal Rexnord Corp. 6.05%, 2/15/26 (a)	3,000	3,043
6.05%, 4/15/28, Callable 3/15/28 @ 100 (a)	2,000	2,018
Spirit Airlines Pass Through Trust, 4.45%, 4/1/24	9,183	8,985
Stanley Black & Decker, Inc., 6.27%, 3/6/26, Callable 3/6/24 @ 100	2,000	2,022
U.S. Airways Pass Through Trust, 3.95%, 11/15/25	6,491	6,088
United Airlines Pass Through Trust 4.15%, 4/11/24	4,314	4,220
4.88%, 1/15/26	705	679
XPO Escrow Sub LLC, 7.50%, 11/15/27, Callable 11/15/24 @ 103.75 (a)	2,100	2,161
		90,387
Information Technology (0.5%):
Arrow Electronics, Inc., 6.13%, 3/1/26, Callable 3/1/24 @ 100	3,000	3,001
CDW LLC/CDW Finance Corp., 2.67%, 12/1/26, Callable 11/1/26 @ 100	1,000	910
Skyworks Solutions, Inc. 0.90%, 6/1/23, Callable 5/22/23 @ 100	5,000	4,981
1.80%, 6/1/26, Callable 5/1/26 @ 100	5,000	4,508
		13,400

See notes to financial statements.

27

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Materials (1.8%):
Amcor Flexibles North America, Inc., 4.00%, 5/17/25, Callable 4/17/25 @ 100	$1,000	$976
Bayport Polymers LLC, 4.74%, 4/14/27, Callable 3/14/27 @ 100 (a)	3,000	2,841
Berry Global, Inc., 4.88%, 7/15/26, Callable 6/5/23 @ 102.44 (a)	8,284	8,097
Celanese US Holdings LLC 5.90%, 7/5/24	2,000	2,002
1.40%, 8/5/26, Callable 7/5/26 @ 100	3,000	2,635
6.17%, 7/15/27, Callable 6/15/27 @ 100	2,000	2,023
Freeport-McMoRan, Inc. 5.00%, 9/1/27, Callable 6/5/23 @ 102.5	7,101	7,074
4.38%, 8/1/28, Callable 8/1/23 @ 102.19	14,000	13,296
Nucor Corp., 3.95%, 5/23/25	2,000	1,975
Steel Dynamics, Inc., 5.00%, 12/15/26, Callable 6/5/23 @ 101.67	1,000	998
Vulcan Materials Co., 5.80%, 3/1/26, Callable 3/1/24 @ 100	2,000	2,011
		43,928
Real Estate (3.5%):
Boston Properties LP 3.13%, 9/1/23, Callable 6/5/23 @ 100	1,829	1,802
6.75%, 12/1/27, Callable 11/1/27 @ 100	3,500	3,564
Federal Realty OP LP, 5.38%, 5/1/28, Callable 4/1/28 @ 100	2,000	1,998
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/1/25, Callable 3/1/25 @ 100	857	842
Kilroy Realty LP, 4.38%, 10/1/25, Callable 7/1/25 @ 100	2,500	2,320
Kite Realty Group LP, 4.00%, 10/1/26, Callable 7/1/26 @ 100	2,500	2,322
Kite Realty Group Trust, 4.00%, 3/15/25, Callable 12/15/24 @ 100	3,000	2,855
LXP Industrial Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	4,000	3,904
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27, Callable 6/5/23 @ 102.5	18,901	15,904
Nationwide Health Properties, Inc., 6.90%, 10/1/37, (Put Date 10/1/27), MTN (i)	2,950	3,184
Newmark Group, Inc., 6.13%, 11/15/23, Callable 10/15/23 @ 100	14,000	13,925
Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/5/23 @ 100	2,009	1,996
Piedmont Operating Partnership LP 3.40%, 6/1/23	2,486	2,467
4.45%, 3/15/24, Callable 12/15/23 @ 100	5,450	5,296
Realty Income Corp., 5.05%, 1/13/26, Callable 1/13/24 @ 100	2,000	2,001
Retail Opportunity Investments Partnership LP, 5.00%, 12/15/23, Callable 9/15/23 @ 100	2,200	2,141
SBA Tower Trust 2.84%, 1/15/25, Callable 1/15/24 @ 100 (a)	9,423	8,994
1.88%, 1/15/26, Callable 1/15/25 @ 100 (a)	3,500	3,176
6.60%, 1/15/28, Callable 1/15/27 @ 100 (a)	842	883
SITE Centers Corp., 3.63%, 2/1/25, Callable 11/1/24 @ 100	2,000	1,887
VICI Properties LP/VICI Note Co., Inc., 3.50%, 2/15/25, Callable 6/5/23 @ 100.88 (a)	4,136	3,977
		85,438
Utilities (1.6%):
Black Hills Corp., 5.95%, 3/15/28, Callable 2/15/28 @ 100	3,000	3,108
Florida Power & Light Co., 5.05%, 4/1/28, Callable 3/1/28 @ 100	3,000	3,109
National Fuel Gas Co., 5.50%, 1/15/26, Callable 12/15/25 @ 100	5,000	5,012
NextEra Energy Capital Holdings, Inc., 6.05%, 3/1/25	1,500	1,525
Sierra Pacific Power Co., 3.38%, 8/15/23, Callable 6/5/23 @ 100	4,299	4,272

See notes to financial statements.

28

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Southern Power Co., 2.75%, 9/20/23, Callable 7/20/23 @ 100	$9,500	$9,389
Vistra Operations Co. LLC 3.55%, 7/15/24, Callable 6/15/24 @ 100 (a)	8,675	8,415
5.13%, 5/13/25 (a)	3,000	2,933
		37,763
Total Corporate Bonds (Cost $999,847)		954,146
Yankee Dollars (8.0%)
Consumer Discretionary (0.3%):
Borgwarner Jersey Ltd., 5.00%, 10/1/25 (a)	2,087	2,057
Nissan Motor Co. Ltd., 3.04%, 9/15/23 (a)	4,000	3,953
		6,010
Consumer Staples (0.2%):
Imperial Brands Finance PLC, 4.25%, 7/21/25, Callable 4/21/25 @ 100 (a)	1,075	1,046
Leviathan Bond Ltd., 5.75%, 6/30/23, Callable 6/5/23 @ 100 (a)	4,500	4,483
		5,529
Energy (1.2%):
Enbridge, Inc., 5.75% (H15T5Y+531bps), 7/15/80, Callable 4/15/30 @ 100 (b)	1,600	1,468
Galaxy Pipeline Assets Bidco Ltd. 1.75%, 9/30/27 (a)	1,823	1,704
2.16%, 3/31/34 (a)	665	577
Harbour Energy PLC, 5.50%, 10/15/26, Callable 10/15/23 @ 102.75 (a)	5,396	4,914
Lundin Energy Finance BV, 2.00%, 7/15/26, Callable 6/15/26 @ 100 (a)	5,000	4,557
Petroleos Mexicanos, 8.63%, 12/1/23	1,500	1,504
TransCanada PipeLines Ltd., 6.20%, 3/9/26, Callable 3/9/24 @ 100	2,000	2,013
Var Energi ASA 5.00%, 5/18/27, Callable 4/18/27 @ 100 (a)	3,000	2,924
7.50%, 1/15/28, Callable 12/15/27 @ 100 (a)	7,333	7,752
		27,413
Financials (3.4%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.15%, 2/15/24, Callable 1/15/24 @ 100	5,000	4,886
ASB Bank Ltd., 6.11% (US0003M+97bps), 6/14/23 (a) (b)	2,600	2,601
Avolon Holdings Funding Ltd. 2.88%, 2/15/25, Callable 1/15/25 @ 100 (a)	10,000	9,384
2.13%, 2/21/26, Callable 1/21/26 @ 100 (a)	4,250	3,774
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.95% (H15T5Y+300bps), 10/1/28, Callable 10/1/23 @ 100 (a) (b)	6,630	6,544
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, 5.95% (H15T5Y+300bps), 10/1/28, Callable 10/1/23 @ 100 (b)	4,199	4,145
Barclays PLC, 7.33% (H15T1Y+305bps), 11/2/26, Callable 11/2/25 @ 100 (b)	2,000	2,078
BAT International Finance PLC 1.67%, 3/25/26, Callable 2/25/26 @ 100	2,000	1,821
4.45%, 3/16/28, Callable 2/16/28 @ 100	4,000	3,844
Beazley Insurance DAC, 5.88%, 11/4/26	900	879

See notes to financial statements.

29

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BP Capital Markets PLC 4.38% (H15T5Y+404bps), Callable 6/22/25 @ 100 (b) (e)	$7,000	$6,718
3.64%, 5/14/23, MTN	2,000	1,998
Element Fleet Management Corp., 1.60%, 4/6/24, Callable 3/6/24 @ 100 (a)	3,750	3,597
Federation des Caisses Desjardins du Quebec, 4.40%, 8/23/25 (a)	3,000	2,929
Lloyds Banking Group PLC, 4.58%, 12/10/25	1,000	964
NatWest Group PLC 6.10%, 6/10/23	1,640	1,638
7.47% (H15T1Y+285bps), 11/10/26, Callable 11/10/25 @ 100 (b)	3,000	3,134
ORIX Corp., 5.00%, 9/13/27	3,000	3,027
Phoenix Group Holdings PLC, 5.38%, 7/6/27, MTN	9,087	8,757
Popular, Inc., 6.13%, 9/14/23, Callable 8/14/23 @ 100	3,000	2,990
Santander UK Group Holdings PLC, 6.53% (SOFR+260bps), 1/10/29, Callable 1/10/28 @ 100 (b)	4,000	4,113
Standard Chartered PLC, 6.30% (H15T1Y+245bps), 1/9/29, Callable 1/9/28 @ 100 (a) (b)	2,000	2,047
		81,868
Industrials (1.3%):
Air Canada Pass Through Trust 5.00%, 12/15/23 (a)	787	783
4.13%, 5/15/25 (a)	12,895	12,076
Aircastle Ltd., 4.40%, 9/25/23, Callable 8/25/23 @ 100	5,000	4,959
Avolon Holdings Funding Ltd., 3.95%, 7/1/24, Callable 6/1/24 @ 100 (a)	5,000	4,855
The Weir Group PLC, 2.20%, 5/13/26, Callable 4/13/26 @ 100 (a)	10,000	9,036
		31,709
Information Technology (0.3%):
Open Text Corp., 6.90%, 12/1/27, Callable 11/1/27 @ 100 (a)	4,677	4,837
SK Hynix, Inc., 6.25%, 1/17/26 (a)	3,000	3,009
		7,846
Materials (1.1%):
Alcoa Nederland Holding BV, 5.50%, 12/15/27, Callable 6/15/23 @ 102.75 (a) (f)	4,333	4,268
ArcelorMittal SA, 6.55%, 11/29/27, Callable 10/29/27 @ 100	3,500	3,653
Braskem Netherlands Finance BV, 4.50%, 1/10/28, Callable 10/10/27 @ 100 (a)	5,000	4,583
OCI NV, 4.63%, 10/15/25, Callable 6/5/23 @ 102.31 (a)	7,290	6,968
Syngenta Finance NV, 4.89%, 4/24/25, Callable 2/24/25 @ 100 (a)	5,839	5,762
West Fraser Timber Co. Ltd., 4.35%, 10/15/24, Callable 7/15/24 @ 100 (a)	2,000	1,973
		27,207
Real Estate (0.1%):
Ontario Teachers' Cadillac Fairview Properties Trust, 3.88%, 3/20/27, Callable 12/20/26 @ 100 (a)	2,000	1,885
Utilities (0.1%):
Enel SpA, 8.75% (USSW5+588bps), 9/24/73, Callable 9/24/23 @ 100 (a) (b)	2,000	1,991
Total Yankee Dollars (Cost $195,601)		191,458

See notes to financial statements.

30

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (5.4%)
Alabama (0.1%):
The Water Works Board of The City of Birmingham Revenue 2.20%, 1/1/24	$1,000	$982
2.36%, 1/1/25	2,000	1,931
		2,913
Alaska (0.1%):
University of Alaska Revenue, Series W, 1.83%, 10/1/23	1,000	985
Arizona (0.2%):
Arizona Board of Regents Certificate participation, 0.77%, 6/1/24	1,500	1,436
City of Phoenix Civic Improvement Corp. Revenue, 0.68%, 7/1/23	1,000	992
City of Tempe AZ Certificate participation, 0.62%, 7/1/24	2,500	2,382
		4,810
California (0.4%):
California Statewide Communities Development Authority Revenue 1.03%, 4/1/24	1,250	1,202
1.31%, 4/1/25	915	856
2.15%, 11/15/30, Continuously Callable @100	4,295	3,635
California Statewide Communities Development Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program), 2.05%, 8/1/30	2,505	2,252
Golden State Tobacco Securitization Corp. Revenue, 1.85%, 6/1/31	355	350
		8,295
Colorado (0.2%):
City of Loveland Electric & Communications Enterprise Revenue, 2.97%, 12/1/24	2,280	2,217
Colorado Health Facilities Authority Revenue Series B, 2.40%, 11/1/23	1,250	1,232
Series B, 2.50%, 11/1/24	1,250	1,206
Series B, 2.80%, 12/1/26	590	553
Park Creek Metropolitan District Revenue, Series B, 2.53%, 12/1/24	500	482
		5,690
Florida (0.4%):
City of Gainesville Florida Revenue, 0.82%, 10/1/23	750	736
County of Lee Florida Water & Sewer Revenue, 2.01%, 10/1/24	1,360	1,308
Hillsborough County IDA Revenue 2.01%, 8/1/24	5,000	4,807
2.16%, 8/1/25	2,910	2,752
		9,603
Georgia (0.2%):
Athens Housing Authority Revenue 2.13%, 12/1/24	1,850	1,783
2.32%, 12/1/25	3,215	3,063
		4,846

See notes to financial statements.

31

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Illinois (0.3%):
Chicago Transit Authority Sales Tax Receipts Fund Revenue, Series B, 1.84%, 12/1/23	$1,500	$1,471
Illinois Finance Authority Revenue, 2.11%, 5/15/26	1,000	921
State of Illinois Sales Tax Revenue Series B, 0.94%, 6/15/24	3,500	3,338
Series B, 1.25%, 6/15/25	2,500	2,318
		8,048
Indiana (0.2%):
Indiana Finance Authority Revenue 2.66%, 3/1/25	1,675	1,614
2.76%, 3/1/26	1,850	1,760
Series B, 1.99%, 11/15/24	350	333
Series B, 2.45%, 11/15/25	360	340
Lake Central Multi-District School Building Corp. Revenue, 0.85%, 1/15/24	1,275	1,238
		5,285
Kansas (0.0%): (j)
Wyandotte County-Kansas City Unified Government Utility System Revenue, Series B, 1.13%, 9/1/24	1,000	957
Kentucky (0.1%):
County of Warren Revenue, 1.07%, 4/1/26	1,385	1,249
Maryland (0.6%):
Maryland Health & Higher Educational Facilities Authority Revenue 1.23%, 1/1/24	5,185	5,000
1.81%, 1/1/25	2,780	2,586
1.89%, 1/1/26	4,135	3,720
Maryland Stadium Authority Revenue Series C, 1.13%, 5/1/23	1,535	1,534
Series C, 1.32%, 5/1/24	1,000	965
		13,805
Michigan (0.3%):
Ecorse Public School District, GO, 2.09%, 5/1/25	2,200	2,110
Michigan Finance Authority Revenue 2.21%, 12/1/23	1,565	1,538
2.31%, 12/1/24	895	862
Series A-1, 2.33%, 6/1/30	2,489	2,397
Ypsilanti School District, GO, 2.02%, 5/1/25	575	549
		7,456
Minnesota (0.1%):
Western Minnesota Municipal Power Agency Revenue Series A, 2.28%, 1/1/25	1,000	964
Series A, 2.38%, 1/1/26	1,000	953
		1,917

See notes to financial statements.

32

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Missouri (0.1%):
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue Series B, 1.02%, 10/1/23	$2,000	$1,966
Series B, 1.22%, 10/1/24	1,250	1,190
		3,156
Nebraska (0.0%): (j)
Papio-Missouri River Natural Resource District Special Tax, 2.09%, 12/15/24, Continuously Callable @100	785	752
New Jersey (0.5%):
City of Orange Township, Series B, 5.50%, 3/22/24	3,555	3,538
Franklin Township Board of Education/Somerset County, GO, 0.65%, 2/1/24	655	634
North Hudson Sewerage Authority Revenue 2.43%, 6/1/24	1,200	1,168
2.59%, 6/1/25	1,000	965
South Jersey Transportation Authority Revenue Series B, 2.10%, 11/1/24	1,750	1,667
Series B, 2.20%, 11/1/25	3,515	3,280
		11,252
New York (0.1%):
Buffalo & Erie County Industrial Land Development Corp. Revenue, Series B, 3.35%, 11/1/25	940	904
New York State Thruway Authority Revenue, Series M, 2.26%, 1/1/25	1,000	960
		1,864
Oregon (0.1%):
Medford Hospital Facilities Authority Revenue Series B, 1.73%, 8/15/23	1,400	1,385
Series B, 1.83%, 8/15/24	1,700	1,631
		3,016
Pennsylvania (0.8%):
City of Pittsburgh PA, GO, Series B, 0.84%, 9/1/24	1,715	1,630
County of Bucks PA, GO, 0.98%, 6/1/24	2,025	1,940
Montgomery County IDA Revenue Series D, 2.45%, 11/15/23	1,250	1,230
Series D, 2.60%, 11/15/24	4,050	3,897
Scranton School District, GO Series A, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (i)	2,805	2,748
Series B, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (i)	1,415	1,386
Scranton School District, GO (INS — Build America Mutual Assurance Co.) 2.60%, 4/1/24	1,730	1,691
2.72%, 4/1/25	900	869
2.82%, 4/1/26	1,000	954
State Public School Building Authority Revenue, 2.75%, 4/1/25	1,500	1,451
		17,796

See notes to financial statements.

33

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
South Dakota (0.1%):
South Dakota Health & Educational Facilities Authority Revenue Series B, 2.31%, 7/1/23	$1,500	$1,492
Series B, 2.38%, 7/1/24	1,350	1,308
		2,800
Texas (0.4%):
Central Texas Regional Mobility Authority Revenue Series C, 1.45%, 1/1/25	400	378
Series D, 1.65%, 1/1/24	500	488
Series D, 1.80%, 1/1/25	750	711
City of Lubbock Water & Wastewater System Revenue, 2.06%, 2/15/25	5,000	4,786
Dallas/Fort Worth International Airport Revenue Series C, 1.04%, 11/1/23	500	490
Series C, 1.23%, 11/1/24	750	712
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.47%, 5/15/25	1,000	953
San Antonio Education Facilities Corp. Revenue 1.74%, 4/1/25	505	470
1.99%, 4/1/26	860	780
2.19%, 4/1/27	525	465
		10,233
Wisconsin (0.1%):
Public Finance Authority Revenue Series S, 1.14%, 2/1/24	1,445	1,380
Series S, 1.48%, 2/1/25	820	748
State of Wisconsin Revenue, Series A, 2.10%, 5/1/26	1,000	939
		3,067
Total Municipal Bonds (Cost $136,057)		129,795
U.S. Government Agency Mortgages (0.2%)
Federal Home Loan Mortgage Corp. 4.17% (LIBOR12M+163bps), 4/1/35 (b)	106	103
Federal National Mortgage Association 4.50%, 5/1/23 – 2/1/24	2	3
5.00%, 6/1/23 – 2/1/24	10	9
5.50%, 6/1/23 – 6/1/24	6	5
6.00%, 7/1/23	1	1
2.50%, 4/1/27 – 8/1/27	5,036	4,837
Series 2012-104, Class HC, 1.25%, 9/25/27	593	564
		5,419
		5,522
Total U.S. Government Agency Mortgages (Cost $5,762)		5,522

See notes to financial statements.

34

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Treasury Obligations (2.7%)
U.S. Treasury Notes 0.13%, 8/31/23	$5,000	$4,918
0.50%, 11/30/23	1,000	975
2.50%, 5/31/24	3,000	2,927
0.38%, 7/15/24	5,000	4,754
3.00%, 7/31/24	10,000	9,807
0.38%, 8/15/24	15,000	14,221
4.50%, 11/30/24	8,000	8,019
3.00%, 7/15/25	5,000	4,897
4.25%, 10/15/25	6,000	6,050
3.88%, 1/15/26	7,000	7,010
Total U.S. Treasury Obligations (Cost $64,685)		63,578
Commercial Paper (6.0%) (k)
AutoNation, Inc., 5.30%, 5/2/23 (a)	5,000	4,997
Aviation Capital Group LLC 5.15%, 5/8/23 (a)	5,000	4,993
5.15%, 5/9/23 (a)	8,300	8,287
Canadian Natural Resources Ltd. 3.69%, 5/3/23 (a)	5,000	4,996
5.58%, 5/10/23 (a)	5,000	4,991
5.59%, 5/11/23 (a)	9,300	9,281
Crown Castle International Corp., 5.97%, 5/23/23 (a)	5,000	4,981
Global Payments, Inc. 5.64%, 5/3/23	11,200	11,192
5.64%, 5/4/23	5,100	5,095
5.71%, 5/9/23	4,600	4,592
Jabil, Inc. 5.48%, 5/1/23 (a)	2,700	2,699
5.49%, 5/2/23 (a)	10,900	10,893
5.50%, 5/3/23 (a)	5,000	4,996
5.52%, 5/5/23 (a)	5,200	5,195
Quanta Services, Inc. 5.32%, 5/1/23 (a)	4,000	3,998
5.37%, 5/5/23 (a)	1,700	1,698
5.40%, 5/8/23 (a)	8,200	8,188
5.42%, 5/10/23 (a)	9,900	9,882
Targa Resources Corp., 4.72%, 5/4/23 (a)	8,600	8,593
Walgreens Boots Alliance, Inc. 5.53%, 5/1/23 (a)	10,000	9,996
5.53%, 5/3/23 (a)	7,500	7,494
5.53%, 5/4/23 (a)	3,300	3,297
5.57%, 5/8/23 (a)	3,000	2,995
Total Commercial Paper (Cost $143,388)		143,329

See notes to financial statements.

35

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Collateral for Securities Loaned (0.5%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (l)	$3,055,723	$3,056
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (l)	3,055,723	3,055
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (l)	3,055,723	3,056
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (l)	3,055,723	3,056
Total Collateral for Securities Loaned (Cost $12,223)		12,223
Total Investments (Cost $2,504,620) — 100.3%		2,410,031
Liabilities in excess of other assets — (0.3)%		(7,748)
NET ASSETS — 100.00%		$2,402,283

At April 30, 2023, the Fund's investments in foreign securities were 11.3% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of April 30, 2023, the fair value of these securities was $1,301,240 thousands and amounted to 54.2% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of April 30, 2023.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at April 30, 2023.

(d)  Security is interest only.

(e)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(f)  All or a portion of this security is on loan.

(g)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)  Currently the issuer is in default with respect to interest and/or principal payments.

(i)  Put Bond.

(j)  Amount represents less than 0.05% of net assets.

(k)  Rate represents the effective yield at April 30, 2023.

(l)  Rate disclosed is the daily yield on April 30, 2023.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

H15T1Y — 1 Year Treasury Constant Maturity Rate

H15T5Y — 5 Year Treasury Constant Maturity Rate

See notes to financial statements.

36

Victory Portfolios III Victory Short-Term Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

IDA — Industrial Development Authority

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

SOFR01M — 1 Month SOFR, rate disclosed as of April 30, 2023.

SOFR03M — 3 Month SOFR, rate disclosed as of April 30, 2023.

TSFR — Term SOFR

TSFR1M — 1 month Term SOFR, rate disclosed as of April 30, 2023.

TSFR3M — 3 month Term SOFR, rate disclosed as of April 30, 2023.

US0001M — 1 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

US0003M — 3 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

USSW5 — USD 5 Year Swap Rate, rate disclosed as of April 30, 2023.

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guaranteed agreement from the name listed.

See notes to financial statements.

37

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Short-Term Bond Fund
Assets:
Investments, at value (Cost $2,504,620)	$2,410,031	(a)
Foreign currency, at value (Cost $1)	1
Cash	1,349
Deposit with broker for futures contracts	1,771
Receivables:
Interest and dividends	17,445
Capital shares issued	2,757
Investments sold	7,907
From Adviser	37
Prepaid expenses	51
Total Assets	2,441,349
Liabilities:
Payables:
Collateral received on loaned securities	12,223
Distributions	207
Investments purchased	20,746
Capital shares redeemed	4,743
Accrued expenses and other payables:
Investment advisory fees	523
Administration fees	225
Custodian fees	21
Transfer agent fees	227
Compliance fees	2
Trustees' fees	—	(b)
12b-1 fees	2
Other accrued expenses	147
Total Liabilities	39,066
Net Assets:
Capital	2,517,713
Total accumulated earnings/(loss)	(115,430)
Net Assets	$2,402,283
Net Assets
Fund Shares	$828,710
Institutional Shares	1,377,404
Class A	14,974
Class R6	181,195
Total	$2,402,283
Shares (unlimited number of shares authorized with no par value):
Fund Shares	94,455
Institutional Shares	157,105
Class A	1,707
Class R6	20,642
Total	273,909
Net asset value, offering and redemption price per share: (c)
Fund Shares	$8.77
Institutional Shares	8.77
Class A	8.77
Class R6	8.78
Maximum Sales Charge — Class A	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$8.97

(a)  Includes $11,774 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

38

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Short-Term Bond Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Dividends	$498	$384
Interest	62,373	71,569
Securities lending (net of fees)	100	98
Total Income	62,971	72,051
Expenses:
Investment advisory fees	4,754	7,277
Administration fees — Fund Shares	991	1,474
Administration fees — Institutional Shares	1,042	1,851
Administration fees — Class A	16	22
Administration fees — Class R6	56	30
Sub-Administration fees	22	28
12b-1 fees — Class A	27	37
Custodian fees	98	172
Transfer agent fees — Fund Shares	917	1,270
Transfer agent fees — Institutional Shares	1,042	1,851
Transfer agent fees — Class A	11	15
Transfer agent fees — Class R6	11	6
Trustees' fees	35	50
Compliance fees	18	21
Legal and audit fees	117	65
State registration and filing fees	155	124
Interfund lending fees	1	—
Other expenses	277	353
Recoupment of prior expenses waived/reimbursed by Adviser	—	16
Total Expenses	9,590	14,662
Expenses waived/reimbursed by Adviser	(76)	(19)
Net Expenses	9,514	14,643
Net Investment Income (Loss)	53,457	57,408
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(10,980)	2,403
Net realized gains (losses) from futures contracts	—	(335)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(2,650)	(149,119)
Net change in unrealized appreciation/depreciation on futures contracts	—	(58)
Net realized/unrealized gains (losses) on investments	(13,630)	(147,109)
Change in net assets resulting from operations	$39,827	$(89,701)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

39

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Short-Term Bond Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$53,457	$57,408	$72,387
Net realized gains (losses)	(10,980)	2,068	13,010
Net change in unrealized appreciation/ depreciation	(2,650)	(149,177)	18,274
Change in net assets resulting from operations	39,827	(89,701)	103,671
Distributions to Shareholders:
Fund Shares	(19,836)	(25,749)	(29,772)
Institutional Shares	(32,213)	(49,351)	(54,924)
Class A	(304)	(355)	(289)
Class R6	(3,702)	(1,535)	(261)
Change in net assets resulting from distributions to shareholders	(56,055)	(76,990)	(85,246)
Change in net assets resulting from capital transactions	(316,871)	(161,391)	207,249
Change in net assets	(333,099)	(328,082)	225,674
Net Assets:
Beginning of period	2,735,382	3,063,464	2,837,790
End of period	$2,402,283	$2,735,382	$3,063,464

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(continues on next page)

See notes to financial statements.

40

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Short-Term Bond Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$123,726	$199,454	$170,607
Distributions reinvested	19,386	25,206	29,052
Cost of shares redeemed	(236,422)	(254,707)	(231,904)
Total Fund Shares	$(93,310)	$(30,047)	$(32,245)
Institutional Shares
Proceeds from shares issued	$471,969	$585,031	$451,265
Distributions reinvested	31,171	48,501	54,444
Cost of shares redeemed	(796,926)	(867,535)	(275,046)
Total Institutional Shares	$(293,786)	$(234,003)	$230,663
Class A
Proceeds from shares issued	$4,731	$9,789	$9,052
Distributions reinvested	283	324	162
Cost of shares redeemed	(5,433)	(5,790)	(8,489)
Total Class A	$(419)	$4,323	$725
Class R6
Proceeds from shares issued	$125,288	$128,820	$14,200
Distributions reinvested	3,702	1,535	145
Cost of shares redeemed	(58,346)	(32,019)	(6,239)
Total Class R6	$70,644	$98,336	$8,106
Change in net assets resulting from capital transactions	$(316,871)	$(161,391)	$207,249
Share Transactions:
Fund Shares
Issued	14,160	21,926	18,265
Reinvested	2,219	2,769	3,111
Redeemed	(27,036)	(28,109)	(24,827)
Total Fund Shares	(10,657)	(3,414)	(3,451)
Institutional Shares
Issued	54,022	63,496	48,331
Reinvested	3,571	5,329	5,833
Redeemed	(91,123)	(94,288)	(29,468)
Total Institutional Shares	(33,530)	(25,463)	24,696
Class A
Issued	541	1,078	969
Reinvested	32	36	17
Redeemed	(621)	(645)	(909)
Total Class A	(48)	469	77
Class R6
Issued	14,319	14,258	1,519
Reinvested	423	171	15
Redeemed	(6,669)	(3,581)	(668)
Total Class R6	8,073	10,848	866
Change in Shares	(36,162)	(17,560)	22,188

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

41

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Short-Term Bond Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$8.82	$9.35	$9.29	$9.21	$9.06	$9.21
Investment Activities:
Net investment income (loss)	0.19 (b)	0.17 (b)	0.23 (b)	0.26 (b)	0.24	0.20
Net realized and unrealized gains (losses)	(0.04)	(0.46)	0.10	0.08	0.15	(0.15)
Total from Investment Activities	0.15	(0.29)	0.33	0.34	0.39	0.05
Distributions to Shareholders from:
Net investment income	(0.20)	(0.19)	(0.23)	(0.26)	(0.24)	(0.20)
Net realized gains	—	(0.05)	(0.04)	— (c)	— (c)	— (c)
Total Distributions	(0.20)	(0.24)	(0.27)	(0.26)	(0.24)	(0.20)
Net Asset Value, End of Period	$8.77	$8.82	$9.35	$9.29	$9.21	$9.06
Total Return (d) (e)	1.70%	(3.18)%	3.60%	3.79%	4.43%	0.54%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.59%	0.56%	0.54%	0.52%	0.57%	0.59%
Net Investment Income (Loss) (f)	2.86%	1.92%	2.44%	2.82%	2.68%	2.18%
Gross Expenses (f) (g)	0.59%	0.56%	0.54%	0.52%	0.57%	0.59%
Supplemental Data:
Net Assets at end of period (000's)	$828,710	$927,583	$1,015,085	$1,040,688	$1,167,973	$1,188,259
Portfolio Turnover (d) (j)	32%	49%	62%	66%	48%	39%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

42

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Short-Term Bond Fund
	Institutional Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$8.82	$9.35	$9.29	$9.20	$9.06	$9.21
Investment Activities:
Net investment income (loss)	0.19 (b)	0.18 (b)	0.23 (b)	0.27 (b)	0.25	0.21
Net realized and unrealized gains (losses)	(0.04)	(0.46)	0.11	0.09	0.14	(0.15)
Total from Investment Activities	0.15	(0.28)	0.34	0.36	0.39	0.06
Distributions to Shareholders from:
Net investment income	(0.20)	(0.20)	(0.24)	(0.27)	(0.25)	(0.21)
Net realized gains	—	(0.05)	(0.04)	— (c)	— (c)	— (c)
Total Distributions	(0.20)	(0.25)	(0.28)	(0.27)	(0.25)	(0.21)
Net Asset Value, End of Period	$8.77	$8.82	$9.35	$9.29	$9.20	$9.06
Total Return (d) (e)	1.77%	(3.09)%	3.68%	4.01%	4.42%	0.65%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.50%	0.48%	0.46%	0.42%	0.47%	0.48%
Net Investment Income (Loss) (f)	2.95%	2.00%	2.51%	2.92%	2.78%	2.29%
Gross Expenses (f) (g)	0.50%	0.48%	0.46%	0.42%	0.47%	0.48%
Supplemental Data:
Net Assets at end of period (000's)	$1,377,404	$1,681,332	$2,020,237	$1,777,916	$1,822,756	$2,025,651
Portfolio Turnover (d) (j)	32%	49%	62%	66%	48%	39%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

43

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Short-Term Bond Fund
	Class A
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$8.82	$9.35	$9.29	$9.21	$9.06	$9.21
Investment Activities:
Net investment income (loss)	0.18 (b)	0.16 (b)	0.21 (b)	0.24 (b)	0.22	0.18
Net realized and unrealized gains (losses)	(0.04)	(0.47)	0.10	0.08	0.15	(0.15)
Total from Investment Activities	0.14	(0.31)	0.31	0.32	0.37	0.03
Distributions to Shareholders from:
Net investment income	(0.19)	(0.17)	(0.21)	(0.24)	(0.22)	(0.18)
Net realized gains	—	(0.05)	(0.04)	— (c)	— (c)	— (c)
Total Distributions	(0.19)	(0.22)	(0.25)	(0.24)	(0.22)	(0.18)
Net Asset Value, End of Period	$8.77	$8.82	$9.35	$9.29	$9.21	$9.06
Total Return (excludes sales charges) (d) (e)	1.56%	(3.37)%	3.38%	3.58%	4.17%	0.38%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.77%	0.76%	0.74%	0.73%	0.82%	0.74%
Net Investment Income (Loss) (f)	2.69%	1.73%	2.24%	2.61%	2.43%	2.02%
Gross Expenses (f) (g)	0.90%	0.89%	1.03%	0.74%	0.82%	0.74%
Supplemental Data:
Net Assets at end of period (000's)	$14,974	$15,489	$12,031	$11,236	$15,222	$23,030
Portfolio Turnover (d) (j)	32%	49%	62%	66%	48%	39%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)
See notes to financial statements.

44

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Short-Term Bond Fund
	Class R6
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$8.83	$9.36	$9.30	$9.21	$9.07	$9.21
Investment Activities:
Net investment income (loss)	0.21 (b)	0.20 (b)	0.23 (b)	0.27 (b)	0.26	0.22
Net realized and unrealized gains (losses)	(0.05)	(0.47)	0.11	0.09	0.14	(0.14)
Total from Investment Activities	0.16	(0.27)	0.34	0.36	0.40	0.08
Distributions to Shareholders from:
Net investment income	(0.21)	(0.21)	(0.24)	(0.27)	(0.26)	(0.22)
Net realized gains	—	(0.05)	(0.04)	— (c)	— (c)	— (c)
Total Distributions	(0.21)	(0.26)	(0.28)	(0.27)	(0.26)	(0.22)
Net Asset Value, End of Period	$8.78	$8.83	$9.36	$9.30	$9.21	$9.07
Total Return (d) (e)	1.89%	(2.98)%	3.71%	4.04%	4.50%	0.85%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.34%	0.36%	0.42%	0.39%	0.39%	0.39%
Net Investment Income (Loss) (f)	3.18%	2.20%	2.50%	2.96%	2.86%	2.38%
Gross Expenses (f) (g)	0.34%	0.36%	0.49%	0.45%	0.71%	0.67%
Supplemental Data:
Net Assets at end of period (000's)	$181,195	$110,978	$16,111	$7,950	$5,456	$5,142
Portfolio Turnover (d) (j)	32%	49%	62%	66%	48%	39%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

45

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Short-Term Bond Fund (formerly USAA Short-Term Bond Fund) (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and Class R6. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

46

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$723,628	$—	$723,628
Collateralized Mortgage Obligations	—	165,130	—	165,130
Preferred Stocks	5,834	—	—	5,834
Senior Secured Loans	—	15,388	—	15,388
Corporate Bonds	—	954,146	—	954,146
Yankee Dollars	—	191,458	—	191,458
Municipal Bonds	—	129,795	—	129,795
U.S. Government Agency Mortgages	—	5,522	—	5,522
U.S. Treasury Obligations	—	63,578	—	63,578
Commercial Paper	—	143,329	—	143,329
Collateral for Securities Loaned	12,223	—	—	12,223
Total	$18,057	$2,391,974	$—	$2,410,031

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

47

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can generally take place within 35 days after the trade date. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as the Secured Overnight Financing Rate ("SOFR") or London Interbank Offered Rate ("LIBOR") and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

48

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. The Fund did not hold futures contracts as of April 30, 2023 and July 31, 2022.

During the year ended July 31, 2022, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended July 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure	$(335)	$(58)

There were no open derivative positions during the nine months ended April 30, 2023, and the Fund did not have significant derivative activity during the year ended July 31, 2022.

49

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest on the Statements of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest on the Statements of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$11,774	$—	$12,223

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are

50

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations, if any, are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations, if any, are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statements of Operations.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the nine months ended April 30, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$4,950	$—	$—

For the year ended July 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$7,076	$2,000	$—

51

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$676,461	$835,906	$46,598	$10,608

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by a fund-of-funds within its principal investment strategies may represent a significant portion of an underlying fund's assets, and together with the investments of the other affiliated funds-of-funds, may represent a substantial portion or even all of an underlying fund's net assets. The affiliated funds-of-funds annual and semi-annual reports may be viewed at vcm.com. As of April 30, 2023, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated Victory Portfolios III Mutual Funds	Ownership %
Victory Cornerstone Conservative Fund	0.3
Victory Target Retirement Income Fund	4.4
Victory Target Retirement 2030 Fund	2.6
Victory Target Retirement 2040 Fund	1.0
Victory Target Retirement 2050 Fund	0.0	*
Victory Target Retirement 2060 Fund	0.0	*

*  Amount is less than 0.05%.

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Short Investment Grade Debt Funds Index. The Lipper Short Investment Grade Debt Funds Index tracks the total return performance of the largest funds within the Lipper Short Investment Grade Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

52

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2022, to April 30, 2023, performance adjustments were $385, $697, $5, and $18 for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were 0.06%, 0.07%, 0.04%, and 0.02% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. For the period August 1, 2021, to July 31, 2022, performance adjustments were $521, $928, $5, and $7 for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were 0.05%, 0.05%, 0.03%, and 0.01% for Fund Shares, Institutional Shares, Class A and Class R6, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended April 30, 2023, and the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15% and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and Class R6, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these

53

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, and Class R6, are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10% and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A shares. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A shares. For the nine months ended April 30, 2023, the Distributor received less than $1 thousand and for the year ended July 31, 2022, the Distributor received $3 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.53%, 0.43%, 0.73%, and 0.39% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2024	Expires 2025	Expires 2026	Total
$31	$19	$76	$126

54

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of July 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$2	$31	$19	$52

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

55

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month SOFR plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended April 30, 2023, and the year ended July 31, 2022.

56

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended April 30, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at April 30, 2023	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,323	5.34%	$1,323

*  Based on the number of days borrowings were outstanding for the nine months ended April 30, 2023.

The Fund did not utilize or participate in the Facility during the year ended July 31, 2022.

8. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Ordinary Income	Total Distributions Paid
$56,055	$56,055

57

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023
Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$60,127	$16,863	$76,990	$80,403	$4,843	$85,246

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,936	$56	$(207)	$3,785	$(21,048)	$(98,167)	$(115,430)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, callable bonds amortization, hybrid accruals on interest purchased, perpetual bonds and as of trades.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$5,444	$15,604	$21,048

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,508,198	$6,202	$(104,369)	$(98,167)

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Short-Term Bond Fund (Formerly USAA Short-Term Bond Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Short-Term Bond Fund (formerly USAA Short-Term Bond Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

59

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

60

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

61

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

62

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

63

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

64

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

65

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,030.60	$1,021.87	$2.97	$2.96	0.59%
Institutional Shares	1,000.00	1,031.10	1,022.32	2.52	2.51	0.50%
Class A	1,000.00	1,029.70	1,020.98	3.88	3.86	0.77%
Class R6	1,000.00	1,031.80	1,023.11	1.71	1.71	0.34%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

66

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Short-Term Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

67

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the median of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed

68

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

69

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

70

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23425-0723

April 30, 2023

Annual Report

Victory Core Plus Intermediate Bond Fund

(Formerly USAA® Intermediate-Term Bond Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	38
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	42
Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	61
Supplemental Information (Unaudited)	62
Trustee and Officer Information	62
Proxy Voting and Portfolio Holdings Information	68
Expense Examples	68
Additional Federal Income Tax Information	69
Advisory Contract Approval	70
Liquidity Risk Management Program	73
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Core Plus Intermediate Bond Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The markets experienced quite a bit of volatility over the last nine months, driven in part by one of the fastest U.S. Federal Reserve (the "Fed") interest rate hiking cycles in history. The aggressive rate hikes were the Fed's attempt to bring down inflation, which has remained relatively elevated, but has come down quite a bit from its highs. As measured by the Consumer Price Index, the inflation level fell from a high of 9.1% in June 2022 to a low of 4.9% in April 2023. Interest rates, as represented by the 10-Year U.S. Treasury, moved from its nadir of 2.60% in August to its zenith of 4.25% in October. Rates have since moved lower as the economy has weakened and expectations increase for the Fed to begin cutting rates soon, with the 10-Year U.S. Treasury settling in at 3.44% at the end of April.

Similarly, credit spreads (as measured by the Bloomberg U.S. Corporate option adjusted spread index) gyrated quite a bit during the period, hitting a high of 164 basis points ("bps") in October and a low of 114 bps in February. (A basis point is 1/100th of a percentage point.) Credit spreads widened again in the wake of three regional bank failures in March. Most of the widening occurred in the banking and financial sectors, while industrial spreads did not widen that much. However, spreads were relatively unchanged at the end of the period at 135 bps, down from 143 bps at the start of the reporting period.

After a turbulent year in 2022, the markets have recovered somewhat. The S&P 500 was up 2.27% for the period after posting a loss of 18.11% for all of 2022. Similarly, the bond market did better, but still posted a loss, with the Bloomberg U.S. Aggregate Bond Index down 1.89% for the period, but down 13.01% in 2022.

The combination of the rapid interest rate increases coupled with high prices that affected most everyone (food, electricity, gasoline, etc.) has taken its toll on the economy, as quarterly real gross domestic product has slowed from 3.2% in the third quarter of 2022 to 1.1% in the first quarter of 2023. Furthermore, one of the best indicators of recession, a negative spread between the 10-Year U.S. Treasury and the 3-month U.S. Treasury Bill, has been consistently negative since November. As a result, the market is expecting the Fed to begin cutting rates as early as September 2023.

•  How did the Victory Core Plus Intermediate Bond Fund (the "Fund") perform during the reporting period?

The Fund has five share classes: Fund Shares, Institutional Shares, Class A, Class C, and Class R6. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund Shares, Institutional Shares, Class A, Class C, and Class R6 had total returns (at net asset value) of -0.05%, -0.10%, -0.24%, -0.82%, and 0.03%, respectively. This compares to returns of -1.89% for the Bloomberg U.S. Aggregate Bond Index (the "Index") and -1.29% for the Lipper Core Plus Bond Fund Index.

4

Victory Core Plus Intermediate Bond Fund

Managers' Commentary (continued)

•  What strategies did you employ during the reporting period?

The Fund earned a negative total return during the reporting period but outperformed the Index, which also had negative returns during the reporting period. The negative total returns for both the Fund and the Index were primarily driven by increases in long duration interest rates during the first few months of the reporting period. Despite the increase in Treasury rates, changes in the yield curve helped relative performance, as the fund is focused on an overweight allocation to the belly of the curve and underweight longer duration relative to the Index. An overweight allocation to asset-backed securities, collateralized loan obligations, and corporate credit aided performance, as did the fund's underweight allocation to residential mortgage-backed securities. Reflecting the portfolio's diversification, the Fund's results were spread among a variety of sectors. Within corporate bonds, the Fund benefited from investments in airlines, leisure, insurance, health care, and technology. Certain other market segments weighed on relative performance, these included commercial mortgage-backed securities, communication services and Treasuries. From a credit risk perspective, BBBs, single As, and high quality high yield (BBs) provided the most outperformance, while AAAs underperformed the Index. We continued to adhere to our disciplined investment approach, which seeks to maintain an attractive yield with an acceptable level of risk.

In keeping with our investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually. During the reporting period, we continued to find attractive opportunities to deploy capital as we seek to take advantage of relative value opportunities across the fixed income market. Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

5

Victory Core Plus Intermediate Bond Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares	Class A		Class C		Class R6
INCEPTION DATE	8/2/99	8/1/08	8/2/10		6/29/20		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg U.S. Aggregate Bond Index[1]	Lipper Core Plus Bond Funds Index[2]
One Year	0.18%	0.25%	–0.08%	–2.32%	–0.71%	–1.68%	0.42%	–0.43%	–0.90%
Five Year	2.42%	2.48%	2.17%	1.70%	N/A	N/A	2.65%	1.18%	1.51%
Ten Year	2.43%	2.50%	2.16%	1.92%	N/A	N/A	N/A	1.32%	1.67%
Since Inception	N/A	N/A	N/A	N/A	–1.95%	–1.95%	2.87%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Core Plus Intermediate Bond Fund — Growth of $10,000

1The unmanaged Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes U.S. Treasurys, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Core Plus Bond Funds Index measures performance of funds primarily invested in domestic investment-grade debt issues (rated in the top four grades), with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market, and with dollar-weighted average maturities of five to ten years. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks high current income without undue risk to principal.

Asset Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (17.4%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100 (a)	$3,000	$2,655
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46, Callable 8/15/24 @ 100 (a)	1,500	1,330
American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.89%, 9/12/25, Callable 8/12/23 @ 100 (a)	159	159
AMSR Trust, Series 2021-SFR1, Class D, 2.60%, 6/17/38 (a)	1,500	1,227
AMSR Trust, Series 2021-SFR1, Class C, 2.35%, 6/17/38 (a)	1,800	1,489
Amur Equipment Finance Receivables IX LLC, Series 2021-1A, Class C, 1.75%, 6/21/27, Callable 11/20/24 @ 100 (a)	1,700	1,585
Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class B, 2.20%, 1/20/28, Callable 9/20/25 @ 100 (a)	1,216	1,118
Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.30%, 6/21/28, Callable 6/20/26 @ 100 (a)	485	481
ARI Fleet Lease Trust, Series 2022-A, Class C, 4.17%, 1/15/31, Callable 2/15/25 @ 100 (a)	2,200	2,099
ARI Fleet Lease Trust, Series 2020-A, Class B, 2.06%, 11/15/28, Callable 6/15/23 @ 100 (a)	1,470	1,464
ARI Fleet Lease Trust, Series 2022-A, Class A3, 3.43%, 1/15/31, Callable 2/15/25 @ 100 (a)	2,476	2,394
ARI Fleet Lease Trust, Series 2022-A, Class B, 3.79%, 1/15/31, Callable 2/15/25 @ 100 (a)	1,517	1,448
Atalaya Equipment Leasing Trust, Series 2021-1A, Class A2, 1.23%, 5/15/26, Callable 10/15/24 @ 100 (a)	548	535
Avis Budget Rental Car Funding AESOP LLC, Series 2023-3A, Class C, 7.05%, 2/22/28 (a)	8,750	8,792
Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class B, 7.09%, 4/20/27 (a)	3,250	3,352
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.68%, 8/20/26, Callable 9/20/25 @ 100 (a)	4,000	3,738
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class B, 3.55%, 9/22/25, Callable 10/20/24 @ 100 (a)	1,400	1,357
Ballyrock CLO Ltd., Series 2020-14A, Class B, 7.55% (LIBOR03M+230bps), 1/20/34, Callable 7/20/23 @ 100 (a) (b)	1,000	962
Bank of The West Auto Trust, Series 2019-1, Class C, 2.90%, 4/15/25, Callable 7/15/23 @ 100 (a)	3,790	3,697
Canadian Pacer Auto Receivables Trust, Series 2021-1A, Class C, 1.46%, 12/20/27, Callable 12/19/24 @ 100 (a)	2,156	1,969
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class C, 2.49%, 5/19/26, Callable 10/19/23 @ 100 (a)	2,000	1,962
CARDS II Trust, Series 2021-1A, Class C, 1.20%, 4/15/27 (a)	7,750	7,372
CarMax Auto Owner Trust, Series 2023-2, Class B, 5.18%, 11/15/28, Callable 3/15/27 @ 100	3,250	3,275
CarMax Auto Owner Trust, Series 2019-4, Class D, 2.80%, 4/15/26, Callable 11/15/23 @ 100	675	658
CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25, Callable 11/15/23 @ 100	5,162	5,052

See notes to financial statements.

8

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CarMax Auto Owner Trust, Series 2020-4, Class C, 1.30%, 8/17/26, Callable 10/15/24 @ 100	$3,450	$3,219
CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25, Callable 2/15/24 @ 100	4,230	4,110
CarMax Auto Owner Trust, Series 2021-3, Class D, 1.50%, 1/18/28, Callable 6/15/25 @ 100	2,760	2,476
CarMax Auto Owner Trust, Series 2021-4, Class D, 1.48%, 3/15/28, Callable 8/15/25 @ 100	2,831	2,484
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 4/15/24 @ 100	1,083	1,054
CarMax Auto Owner Trust, Series 2020-3, Class C, 1.69%, 4/15/26, Callable 5/15/24 @ 100	2,500	2,376
CARS-DB5 LP, Series 2021-1A, Class A2, 2.28%, 8/15/51, Callable 8/15/28 @ 100 (a)	2,114	1,685
Carvana Auto Receivables Trust, Series 2020-P1, Class C, 1.32%, 11/9/26, Callable 10/8/25 @ 100	551	489
Carvana Auto Receivables Trust, Series 2021-P2, Class C, 1.60%, 6/10/27, Callable 10/10/26 @ 100	10,000	8,793
Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.30%, 9/11/28, Callable 9/10/26 @ 100	876	802
Carvana Auto Receivables Trust, Series 2021-N1, Class D, 1.50%, 1/10/28, Callable 9/10/25 @ 100	1,278	1,225
Carvana Auto Receivables Trust, Series 2021-N2, Class D, 1.27%, 3/10/28, Callable 4/10/26 @ 100	3,053	2,918
CCG Receivables Trust, Series 2021-2, Class C, 1.50%, 3/14/29, Callable 4/14/25 @ 100 (a)	3,000	2,734
CCG Receivables Trust, Series 2020-1, Class C, 1.84%, 12/14/27, Callable 4/14/24 @ 100 (a)	5,786	5,465
CCG Receivables Trust, Series 2023-1, Class C, 6.28%, 9/16/30, Callable 11/14/25 @ 100 (a)	2,493	2,519
CF Hippolyta LLC, Series 2021-1A, Class B1, 1.98%, 3/15/61, Callable 3/15/24 @ 100 (a)	1,885	1,613
Chesapeake Funding II LLC, Series 2023-1A, Class B, 5.59%, 5/15/35, Callable 12/15/25 @ 100 (a)	826	831
Chesapeake Funding II LLC, Series 2023-1A, Class C, 6.07%, 5/15/35, Callable 12/15/25 @ 100 (a)	936	942
Chesapeake Funding II LLC, Series 2023-1A, Class D, 6.69%, 5/15/35, Callable 12/15/25 @ 100 (a)	1,404	1,413
CNH Equipment Trust, Series 2020-A, Class B, 2.30%, 10/15/27, Callable 4/15/24 @ 100	1,100	1,065
Conn's Receivables Funding LLC, Series 2022-A, Class A, 5.87%, 12/15/26, Callable 6/15/24 @ 100 (a)	354	353
Conn's Receivables Funding LLC, Series 2022-A, Class B, 9.52%, 12/15/26, Callable 6/15/24 @ 100 (a)	2,500	2,496
CPS Auto Receivables Trust, Series 2018-D, Class E, 5.82%, 6/16/25, Callable 5/15/23 @ 100 (a)	1,437	1,437
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class B, 1.26%, 4/15/30, Callable 11/15/24 @ 100 (a)	2,077	1,954
Credit Acceptance Auto Loan Trust, Series 2021-4, Class B, 1.74%, 12/16/30, Callable 4/15/25 @ 100 (a)	720	670

See notes to financial statements.

9

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
DB Master Finance LLC, Series 2021-1A, Class A2II, 2.49%, 11/20/51, Callable 11/20/25 @ 100 (a)	$7,685	$6,576
Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/27, Callable 4/22/24 @ 100 (a)	1,312	1,243
Dell Equipment Finance Trust, Series 2020-2, Class D, 1.92%, 3/23/26, Callable 6/22/23 @ 100 (a)	2,125	2,112
Dell Equipment Finance Trust, Series 2023-1, Class D, 6.80%, 3/22/29, Callable 10/22/25 @ 100 (a)	2,125	2,139
Dext ABS LLC, Series 2023-1, Class B, 6.55%, 3/15/32, Callable 4/15/27 @ 100 (a)	8,330	8,320
Diamond Infrastructure Funding LLC, Series 2021-1A, Class C, 3.48%, 4/15/49, Callable 9/20/25 @ 100 (a)	3,000	2,408
Diamond Infrastructure Funding LLC, Series 2021-1A, Class B, 2.36%, 4/15/49, Callable 9/20/25 @ 100 (a)	6,000	5,053
Diamond Issuer, Series 2021-1A, Class B, 2.70%, 11/20/51, Callable 11/20/25 @ 100 (a)	4,418	3,727
Diamond Resorts Owner Trust, Series 2021-1A, Class B, 2.05%, 11/21/33, Callable 2/20/25 @ 100 (a)	671	622
Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28%, 8/17/26, Callable 4/15/24 @ 100	497	494
DT Auto Owner Trust, Series 2019-2A, Class E, 4.46%, 5/15/26, Callable 9/15/23 @ 100 (a)	4,680	4,642
DT Auto Owner Trust, Series 2021-3A, Class C, 0.87%, 5/17/27, Callable 7/15/25 @ 100 (a)	1,875	1,782
DT Auto Owner Trust, Series 2020-2A, Class D, 4.73%, 3/16/26, Callable 8/15/24 @ 100 (a)	2,900	2,863
Encina Equipment Finance LLC, Series 2021-1A, Class C, 1.39%, 6/15/27, Callable 2/15/24 @ 100 (a)	1,409	1,347
Encina Equipment Finance LLC, Series 2021-1A, Class D, 1.69%, 11/15/27, Callable 2/15/24 @ 100 (a)	2,562	2,445
Enterprise Fleet Financing LLC, Series 2022-3, Class A3, 4.29%, 7/20/29, Callable 5/20/26 @ 100 (a)	1,125	1,100
Enterprise Fleet Financing LLC, Series 2022-4, Class A3, 5.65%, 10/22/29, Callable 7/20/26 @ 100 (a)	2,750	2,800
Evergreen Credit Card Trust, Series 2023-CRT3, Class B, 6.58%, 2/16/27 (a)	3,918	3,972
Evergreen Credit Card Trust, Series 2022-CRT1, Class B, 5.61%, 7/15/26 (a)	3,000	2,978
Evergreen Credit Card Trust, Series 2022-CRT2, Class C, 7.44%, 11/15/26 (a)	6,600	6,627
Evergreen Credit Card Trust, Series 2023-CRT3, Class C, 7.31%, 2/16/27 (a)	2,178	2,209
Evergreen Credit Card Trust, Series 2021-1, Class B, 1.15%, 10/15/26 (a)	7,500	7,034
Evergreen Credit Card Trust, Series 2021-1, Class C, 1.42%, 10/15/26 (a)	6,300	5,901
Evergreen Credit Card Trust, Series 2022-CRT2, Class B, 6.56%, 11/15/26 (a)	2,750	2,769
Exeter Automobile Receivables Trust, Series 2018-3A, Class F, 6.55%, 8/25/25, Callable 5/15/23 @ 100 (a)	825	825
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32%, 7/15/25, Callable 12/15/24 @ 100	284	283
Exeter Automobile Receivables Trust, Series 2020-1A, Class E, 3.74%, 1/15/27, Callable 5/15/24 @ 100 (a)	1,000	968
ExteNet LLC, Series 2019-1A, Class A2, 3.20%, 7/26/49, Callable 5/25/23 @ 100 (a)	1,875	1,785
FirstKey Homes Trust, Series 2021-SFR2, Class D, 2.06%, 9/17/38 (a)	4,500	3,913

See notes to financial statements.

10

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
FirstKey Homes Trust, Series 2021-SFR2, Class C, 1.71%, 9/17/38 (a)	$6,512	$5,686
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.14%, 12/17/38 (a)	2,470	2,218
Flagship Credit Auto Trust, Series 2019-2, Class D, 3.53%, 5/15/25, Callable 9/15/24 @ 100 (a)	2,943	2,897
Flagship Credit Auto Trust, Series 2018-2, Class E, 5.51%, 11/17/25, Callable 5/15/23 @ 100 (a)	550	550
Flagship Credit Auto Trust, Series 2019-4, Class E, 4.11%, 3/15/27, Callable 10/15/24 @ 100 (a)	2,500	2,394
Ford Credit Auto Lease Trust, Series 2023-A, Class C, 5.54%, 12/15/26, Callable 8/15/25 @ 100	1,080	1,072
Ford Credit Auto Owner Trust, Series 2022-1, Class C, 4.67%, 11/15/34, Callable 5/15/27 @ 100 (a)	2,000	1,944
Ford Credit Auto Owner Trust, Series 2021-2, Class C, 2.11%, 5/15/34, Callable 11/15/26 @ 100 (a)	2,250	2,014
Ford Credit Auto Owner Trust, Series 2023-1, Class D, 6.26%, 8/15/35, Callable 2/15/28 @ 100 (a)	10,940	10,975
Ford Credit Auto Owner Trust, Series 2023-1, Class B, 5.29%, 8/15/35, Callable 2/15/28 @ 100 (a)	4,111	4,218
Ford Credit Auto Owner Trust, Series 2021-1, Class D, 2.31%, 10/17/33, Callable 4/15/26 @ 100 (a)	1,650	1,460
Ford Credit Auto Owner Trust, Series 2021-1, Class C, 1.91%, 10/17/33, Callable 4/15/26 @ 100 (a)	1,708	1,547
Ford Credit Auto Owner Trust, Series 2021-2, Class D, 2.60%, 5/15/34, Callable 11/15/26 @ 100 (a)	500	437
Ford Credit Auto Owner Trust, Series 2023-1, Class C, 5.58%, 8/15/35, Callable 2/15/28 @ 100 (a)	10,250	10,345
Foursight Capital Automobile Receivables Trust, Series 2023-1, Class B, 5.35%, 3/15/28, Callable 3/15/25 @ 100 (a)	4,385	4,407
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class C, 1.02%, 9/15/26, Callable 4/15/24 @ 100 (a)	1,325	1,273
FRTKL, Series 2021-SFR1, Class D, 2.17%, 9/17/38 (a)	1,500	1,273
GLS Auto Receivables Issuer Trust, Series 2A, Class C, 4.57%, 4/15/26, Callable 7/15/24 @ 100 (a)	1,250	1,238
GLS Auto Receivables Issuer Trust, Series 2019-2A, Class D, 4.52%, 2/17/26, Callable 11/15/23 @ 100 (a)	10,000	9,896
GLS Auto Receivables Issuer Trust, Series 2020-3A, Class C, 1.92%, 5/15/25, Callable 8/15/24 @ 100 (a)	507	504
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class C, 1.11%, 9/15/26, Callable 5/15/25 @ 100 (a)	2,167	2,066
GLS Auto Receivables Issuer Trust, Series 2020-4A, Class C, 1.14%, 11/17/25, Callable 11/15/24 @ 100 (a)	1,622	1,599
GM Financial Revolving Receivables Trust, Series 2021-1, Class C, 1.67%, 6/12/34, Callable 9/11/26 @ 100 (a)	1,000	857
Golden Credit Card Trust, Series 2021-1A, Class B, 1.44%, 8/15/28 (a)	4,500	3,989
Golden Credit Card Trust, Series 2021-1A, Class A, 1.14%, 8/15/28 (a)	5,000	4,468
Golden Credit Card Trust, Series 2021-1A, Class C, 1.74%, 8/15/28 (a)	2,233	1,989
Golub Capital Partners CLO Ltd., Series 2020-52A, Class A2, 7.05% (LIBOR03M+180bps), 1/20/34, Callable 7/20/23 @ 100 (a) (b)	5,000	4,843
GTE Auto Receivables Trust, Series 2023-1, Class B, 5.39%, 8/15/29, Callable 5/15/27 @ 100 (a)	3,276	3,285

See notes to financial statements.

11

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
GTE Auto Receivables Trust, Series 2023-1, Class C, 5.88%, 11/15/29, Callable 5/15/27 @ 100 (a)	$2,457	$2,464
Hertz Vehicle Financing III LLC, Series 2023-2A, Class C, 7.13%, 9/25/29 (a)	1,075	1,091
Hertz Vehicle Financing III LLC, Series 2023-2A, Class B, 6.49%, 9/25/29 (a)	3,038	3,107
Hertz Vehicle Financing III LLC, Series 2022-1A, Class B, 2.19%, 6/25/26, Callable 6/25/25 @ 100 (a)	1,900	1,761
Hertz Vehicle Financing III LLC, Series 2023-1A, Class C, 6.91%, 6/25/27 (a)	3,739	3,734
Hertz Vehicle Financing III LP, Series 2021-2A, Class C, 2.52%, 12/27/27 (a)	1,833	1,586
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.05%, 12/26/25 (a)	1,667	1,543
Hertz Vehicle Financing LLC, Series 2022-4A, Class A, 3.73%, 9/25/26, Callable 9/25/25 @ 100 (a)	3,000	2,896
Hertz Vehicle Financing LLC, Series 2022-2A, Class C, 2.95%, 6/26/28, Callable 6/25/27 @ 100 (a)	3,500	3,026
Hertz Vehicle Financing LLC, Series 2022-4A, Class B, 4.12%, 9/25/26, Callable 9/25/25 @ 100 (a)	5,000	4,801
Hertz Vehicle Financing LLC, Series 2022-2A, Class A, 2.33%, 6/26/28, Callable 6/25/27 @ 100 (a)	3,750	3,357
Hertz Vehicle Financing LLC, Series 2022-2A, Class B, 2.65%, 6/26/28, Callable 6/25/27 @ 100 (a)	2,480	2,194
HPEFS Equipment Trust, Series 2021-2A, Class D, 1.29%, 3/20/29, Callable 7/20/24 @ 100 (a)	4,531	4,268
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 3/20/31, Callable 3/20/24 @ 100 (a)	5,180	4,964
JPMorgan Chase Bank NA, Series 2021-2, Class C, 0.97%, 12/26/28, Callable 2/25/25 @ 100 (a)	749	721
JPMorgan Chase Bank NA, Series 2021-3, Class D, 1.01%, 2/26/29, Callable 2/25/25 @ 100 (a)	1,302	1,226
JPMorgan Chase Bank NA, Series 2021-2, Class D, 1.14%, 12/26/28, Callable 2/25/25 @ 100 (a)	381	367
JPMorgan Chase Bank NA, Series 2021-1, Class B, 0.88%, 9/25/28, Callable 3/25/25 @ 100 (a)	936	906
JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.17%, 9/25/28, Callable 3/25/25 @ 100 (a)	1,349	1,305
JPMorgan Chase Bank NA, Series 2020-1, Class D, 1.89%, 1/25/28, Callable 3/25/24 @ 100 (a)	79	79
JPMorgan Chase Bank NA, Series 2020-2, Class B, 0.84%, 2/25/28, Callable 8/25/24 @ 100 (a)	2,877	2,817
JPMorgan Chase Bank NA, Series 2020-2, Class C, 1.14%, 2/25/28, Callable 8/25/24 @ 100 (a)	173	170
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class D, 2.15%, 1/5/40 (a)	2,700	2,011
Kubota Credit Owner Trust, Series 2022-1A, Class A3, 2.67%, 10/15/26, Callable 1/15/26 @ 100 (a)	2,000	1,916
LAD Auto Receivables Trust, Series 2023-1A, Class B, 5.59%, 8/16/27, Callable 11/15/26 @ 100 (a)	2,760	2,726
LAD Auto Receivables Trust, Series 2023-1A, Class D, 7.30%, 6/17/30, Callable 11/15/26 @ 100 (a)	2,037	2,026
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94%, 11/16/26, Callable 6/15/25 @ 100 (a)	1,750	1,656

See notes to financial statements.

12

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
LAD Auto Receivables Trust, Series 2021-1A, Class C, 2.35%, 4/15/27, Callable 6/15/25 @ 100 (a)	$2,500	$2,272
LAD Auto Receivables Trust, Series 2023-1A, Class C, 6.18%, 12/15/27, Callable 11/15/26 @ 100 (a)	4,600	4,583
Master Credit Card Trust, Series 2021-1A, Class C, 1.06%, 11/21/25 (a)	5,775	5,454
Master Credit Card Trust, Series 2022-2A, Class C, 2.73%, 7/21/28 (a)	1,719	1,542
Master Credit Card Trust II, Series 2023-1A, Class C, 5.87%, 6/21/27 (a)	1,800	1,802
MVW LLC, Series 2021-1WA, Class B, 1.44%, 1/22/41, Callable 8/20/26 @ 100 (a)	657	601
MVW Owner Trust, Series 2018-1A, Class A, 3.45%, 1/21/36, Callable 7/20/24 @ 100 (a)	1,419	1,385
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61, Callable 10/20/24 @ 100 (a)	1,832	1,544
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, 10/20/61, Callable 10/20/24 @ 100 (a)	6,097	5,294
NP SPE II LLC, Series 2019-2A, Class A2, 3.10%, 11/19/49, Callable 5/19/23 @ 100 (a)	3,458	3,121
NP SPE II LLC, Series 2017-1A, Class A2, 4.22%, 10/21/47, Callable 5/20/23 @ 100 (a)	5,875	5,471
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49, Callable 11/19/23 @ 100 (a)	3,240	2,901
Oscar U.S. Funding XII LLC, Series 1A, Class A4, 1.00%, 4/10/28, Callable 2/10/25 @ 100 (a)	930	864
Oscar US Funding XIV LLC, Series 2022-1A, Class A4, 2.82%, 4/10/29, Callable 3/10/26 @ 100 (a)	2,000	1,875
Pawnee Equipment Receivables LLC, Series 2021-1, Class B, 1.82%, 7/15/27, Callable 8/15/25 @ 100 (a)	1,637	1,509
PenFed Auto Receivables Owner Trust, Series 2022-A, Class D, 5.85%, 6/17/30, Callable 12/15/25 @ 100 (a)	912	894
PenFed Auto Receivables Owner Trust, Series 2022-A, Class A4, 4.18%, 12/15/28, Callable 12/15/25 @ 100 (a)	3,000	2,964
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01%, 8/15/25, Callable 12/15/23 @ 100 (a)	5,750	5,596
Progress Residential, Series 2021-SFR4, Class D, 2.31%, 5/17/38 (a)	2,500	2,221
Progress Residential, Series 2021-SFR4, Class C, 2.04%, 5/17/38 (a)	2,351	2,095
Progress Residential Trust, Series 2021-SFR5, Class D, 2.11%, 7/17/38 (a)	2,000	1,733
Progress Residential Trust, Series 2021-SFR3, Class D, 2.29%, 5/17/26 (a)	2,000	1,755
Progress Residential Trust, Series 2021-SFR6, Class D, 2.23%, 7/17/38, Callable 7/17/26 @ 100 (a)	3,000	2,597
Progress Residential Trust, Series 2021-SFR7, Class B, 1.94%, 8/17/40 (a)	3,250	2,725
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class D, 8.20%, 12/15/32, Callable 9/15/26 @ 100 (a)	2,438	2,433
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.28%, 5/15/32, Callable 9/15/25 @ 100 (a)	2,583	2,523
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class C, 7.38%, 5/15/32, Callable 9/15/25 @ 100 (a)	2,870	2,807
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class C, 5.92%, 8/16/32, Callable 12/15/25 @ 100 (a)	2,871	2,859
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class D, 6.79%, 8/16/32, Callable 12/15/25 @ 100 (a)	3,717	3,683

See notes to financial statements.

13

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Santander Bank NA, Series 2021-1A, Class B, 1.83%, 12/15/31, Callable 5/15/25 @ 100 (a)	$1,379	$1,323
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class E, 4.13%, 1/15/27, Callable 2/15/25 @ 100 (a)	1,000	970
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class C, 1.29%, 4/15/26, Callable 2/15/25 @ 100 (a)	2,500	2,422
Santander Consumer Auto Receivables Trust, Series 2020-AA, Class D, 5.49%, 4/15/26, Callable 9/15/24 @ 100 (a)	2,000	1,990
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class D, 2.14%, 12/15/26, Callable 2/15/25 @ 100 (a)	5,000	4,790
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12%, 1/15/26, Callable 6/15/24 @ 100	251	251
Santander Retail Auto Lease Trust, Series 2021-C, Class C, 1.11%, 3/20/26, Callable 6/20/24 @ 100 (a)	1,312	1,244
Santander Retail Auto Lease Trust, Series 2020-B, Class C, 1.18%, 12/20/24, Callable 1/20/24 @ 100 (a)	2,750	2,662
SCF Equipment Leasing LLC, Series 2019-2, Class C, 3.11%, 6/21/27, Callable 11/20/24 @ 100 (a)	6,500	6,150
SCF Equipment Leasing LLC, Series 1A, Class B, 1.37%, 8/20/29, Callable 3/20/24 @ 100 (a)	500	455
SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.50%, 8/20/32, Callable 8/20/29 @ 100 (a)	2,356	2,283
SCF Equipment Leasing LLC, Series 2022-2A, Class D, 6.50%, 10/20/32, Callable 8/20/29 @ 100 (a)	2,144	1,938
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 3/20/25 @ 100 (a)	3,823	3,672
SCF Equipment Leasing LLC, Series 2020-1A, Class C, 2.60%, 8/21/28, Callable 3/20/25 @ 100 (a)	3,800	3,526
SLM Student Loan Trust, Series 2003-14, Class B, 5.81% (LIBOR03M+55bps), 10/25/65, Callable 7/25/28 @ 100 (b)	416	378
SLM Student Loan Trust, Series 2012-6, Class B, 6.02% (LIBOR01M+100bps), 4/27/43, Callable 12/25/29 @ 100 (b)	2,500	2,264
Synchrony Card Funding LLC, Series 2022-A1, Class A, 3.37%, 4/15/28, Callable 4/15/25 @ 100	2,200	2,142
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	7,583	7,579
Toyota Lease Owner Trust, Series 2023-A, Class A4, 5.05%, 8/20/27, Callable 10/20/25 @ 100 (a)	5,234	5,248
Transportation Finance Equipment Trust, Series 2019-1, Class C, 2.19%, 8/23/24, Callable 5/23/23 @ 100 (a)	1,250	1,248
Tricon Residential Trust, Series 2022-SFR1, Class A, 3.86%, 4/17/39 (a)	1,500	1,422
Tricon Residential Trust, Series 2022-SFR2, Class B, 5.24%, 7/17/40, Callable 7/17/28 @ 100 (a)	1,800	1,787
Trillium Credit Card Trust II, Series 2023-2A, Class C, 6.32%, 3/28/33 (a)	2,702	2,701
Trillium Credit Card Trust II, Series 2021-1A, Class C, 2.42%, 10/26/29 (a)	9,300	8,361
Trillium Credit Card Trust II, Series 2023-1A, Class C, 6.06%, 3/26/31 (a)	1,053	1,052
Trillium Credit Card Trust II, Series 2023-2A, Class B, 5.35%, 3/28/33 (a)	2,900	2,899
Trinity Rail Leasing LLC, Series 2021-1A, Class A, 2.26%, 7/19/51, Callable 1/19/24 @ 100 (a)	931	800
Trinity Rail Leasing LLC, Series 2022-1, Class A, 4.55%, 5/20/52, Callable 10/21/24 @ 100 (a)	2,436	2,298

See notes to financial statements.

14

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Trinity Rail Leasing LLC, Series 2019-1, Class A, 3.82%, 4/17/49, Callable 5/17/23 @ 100 (a)	$3,267	$3,077
United Auto Credit Securitization Trust, Series 2022-1, Class C, 2.61%, 6/10/27, Callable 3/10/25 @ 100 (a)	3,250	3,173
United Auto Credit Securitization Trust, Series 2023-1, Class C, 6.28%, 7/10/28, Callable 2/10/27 @ 100 (a)	7,000	7,011
Vantage Data Centers LLC, Series 2020-2A, Class A2, 1.99%, 9/15/45, Callable 9/15/25 @ 100 (a)	9,000	7,623
VB-S1 Issuer LLC, Series 2022-1A, Class D, 4.29%, 2/15/52, Callable 2/15/26 @ 100 (a)	3,263	2,982
VB-S1 Issuer LLC, Series 2022-1A, Class C2II, 3.71%, 2/15/57, Callable 2/15/30 @ 100 (a)	4,500	3,761
VB-S1 Issuer LLC, Series 2022-1A, Class F, 5.27%, 2/15/52, Callable 2/15/26 @ 100 (a)	7,500	6,795
Verizon Master Trust, Series 2023-2, Class A, 4.89%, 4/13/28, Callable 4/20/25 @ 100	1,871	1,876
Verizon Owner Trust, Series 2020-A, Class C, 2.06%, 7/22/24, Callable 5/20/23 @ 100	5,000	4,992
Volvo Financial Equipment LLC, Series 2019-2A, Class A4, 2.14%, 9/16/24, Callable 8/15/23 @ 100 (a)	1,177	1,169
Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE, Class D, 7.45% (LIBOR01M+250bps), 2/15/40 (a) (b)	1,364	1,203
Westlake Automobile Receivables Trust, Series 2019-2A, Class D, 3.20%, 11/15/24, Callable 5/15/23 @ 100 (a)	15	15
World Omni Auto Receivables Trust, Series 2021-C, Class C, 1.06%, 4/17/28, Callable 4/15/25 @ 100	5,000	4,567
World Omni Select Auto Trust, Series 2020-A, Class C, 1.25%, 10/15/26, Callable 6/15/24 @ 100	3,750	3,563
World Omni Select Auto Trust, Series 2021-A, Class C, 1.09%, 11/15/27, Callable 3/15/25 @ 100	1,250	1,147
Total Asset-Backed Securities (Cost $585,804)		556,304
Collateralized Mortgage Obligations (17.5%)
37 Capital CLO I, Series 2021-1A, Class C, 7.51% (LIBOR03M+225bps), 10/15/34, Callable 10/15/23 @ 100 (a) (b)	2,750	2,591
720 East CLO Ltd., Series 2022-1A, Class B, 7.82% (TSFR3M+325bps), 1/20/36, Callable 1/20/25 @ 100 (a) (b)	4,650	4,680
720 East CLO Ltd., Series 2022-1A, Class C, 8.82% (TSFR3M+425bps), 1/20/36, Callable 1/20/25 @ 100 (a) (b)	6,000	6,056
720 East CLO Ltd., Series 2023-1A, Class B, 7.38% (TSFR3M+250bps), 4/15/36, Callable 4/15/25 @ 100 (a) (b)	3,000	2,988
720 East CLO Ltd., Series 2023-1A, Class D, 10.73% (TSFR3M+585bps), 4/15/36, Callable 4/15/25 @ 100 (a) (b)	5,750	5,710
AB BSL CLO 1 Ltd., Series 2020-1A, Class A2AR, 6.64% (TSFR3M+165bps), 1/15/35, Callable 1/15/24 @ 100 (a) (b)	3,500	3,328
AB BSL CLO 1 Ltd., Series 2020-1A, Class BR, 6.99% (TSFR3M+200bps), 1/15/35, Callable 1/15/24 @ 100 (a) (b)	3,000	2,897
AIMCO CLO 17 Ltd., Series 2022-17A, Class B, 7.15% (TSFR3M+210bps), 7/20/35, Callable 7/20/24 @ 100 (a) (b)	3,000	2,978

See notes to financial statements.

15

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
AOA Mortgage Trust, Series 2021-1177, Class D, 6.77% (LIBOR01M+182bps), 10/15/38 (a) (b)	$10,600	$9,428
AOA Mortgage Trust, Series 2021-1177, Class B, 6.12% (LIBOR01M+117bps), 10/15/38 (a) (b)	3,000	2,790
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.72%, 5/15/53, Callable 5/15/30 @ 100 (a) (c)	1,500	1,194
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2, Class B, 2.56%, 6/15/54, Callable 7/15/31 @ 100 (a) (c)	3,200	2,414
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class D, 6.75% (LIBOR01M+180bps), 9/15/32 (a) (b)	3,585	3,451
Aventura Mall Trust, Series 2018-AVM, Class C, 4.25%, 7/5/40 (a) (c)	1,310	1,156
Aventura Mall Trust, Series 2018-AVM, Class D, 4.25%, 7/5/40 (a) (c)	12,860	10,712
Aventura Mall Trust, Series 2018-AVM, Class A, 4.25%, 7/5/40 (a) (c)	1,450	1,348
Ballyrock CLO, Series 2020-2A, Class A2R, 6.80% (LIBOR03M+155bps), 10/20/31, Callable 7/20/23 @ 100 (a) (b)	4,000	3,881
Ballyrock CLO 15 Ltd., Series 2021-1A, Class B, 7.31% (LIBOR03M+205bps), 4/15/34, Callable 7/15/23 @ 100 (a) (b)	5,000	4,701
Ballyrock CLO 20 Ltd., Series 2022-20A, Class A2A, 8.04% (TSFR3M+305bps), 7/15/34, Callable 7/15/23 @ 100 (a) (b)	3,000	3,002
BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC, Class C, 3.03%, 1/15/32 (a)	5,000	4,315
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class D, 3.72% (LIBOR01M+105bps), 4/14/33, Callable 4/14/25 @ 100 (a) (b)	7,485	6,644
BANK, Series 2017-BNK4, Class AS, 3.78%, 5/15/50, Callable 4/15/27 @ 100	5,000	4,634
Barrow Hanley CLO I Ltd., Series 2023-1A, Class D, 11.03% (TSFR3M+616bps), 4/20/35, Callable 4/20/24 @ 100 (a) (b)	7,300	7,188
Barrow Hanley CLO I Ltd., Series 2023-1A, Class A1, 7.17% (TSFR3M+230bps), 4/20/35, Callable 4/20/24 @ 100 (a) (b)	4,600	4,595
Barrow Hanley CLO I Ltd., Series 2023-1A, Class C, 8.87% (TSFR3M+400bps), 4/20/35, Callable 4/20/24 @ 100 (a) (b)	1,825	1,864
Barrow Hanley CLO I Ltd., Series 2023-1A, Class A2, 7.52% (TSFR3M+265bps), 4/20/35, Callable 4/20/24 @ 100 (a) (b)	7,500	7,550
BBCMS Mortgage Trust, Series 2022-C16, Class AS, 4.60%, 6/15/55, Callable 6/15/32 @ 100 (c)	1,622	1,529
BBCMS Mortgage Trust, Series 2020-BID, Class D, 9.58% (LIBOR01M+463bps), 10/15/37 (a) (b)	14,600	13,593
BBCMS Mortgage Trust, Series 2020-BID, Class C, 8.59% (LIBOR01M+364bps), 10/15/37 (a) (b)	7,750	7,361
BBCRE Trust, Series 2015-GTP, Class A, 3.97%, 8/10/33, Callable 5/10/25 @ 100 (a)	5,935	5,572
Benchmark Mortgage Trust, Series 2022-B36, Class XA, 0.81%, 7/15/55, Callable 6/15/32 @ 100 (c) (d)	40,630	2,013
Benchmark Mortgage Trust, Series 2021-B25, Class 300D, 3.09%, 4/15/54, Callable 4/15/31 @ 100 (a) (c)	2,417	1,398
Benchmark Mortgage Trust, Series 2019-B14, Class AS, 3.35%, 12/15/62, Callable 11/15/29 @ 100	5,000	4,387
BPR Trust, Series 2022-OANA, Class D, 8.58% (TSFR1M+370bps), 4/15/37 (a) (b)	9,500	9,031
BPR Trust, Series 2021-TY, Class B, 6.10% (LIBOR01M+115bps), 9/15/38 (a) (b)	750	693
BPR Trust, Series 2022-STAR, Class A, 8.12% (TSFR1M+323bps), 8/15/24 (a) (b)	2,804	2,801
BPR Trust, Series 2022-OANA, Class A, 6.79% (TSFR1M+190bps), 4/15/37 (a) (b)	4,500	4,381

See notes to financial statements.

16

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BPR Trust, Series 2021-TY, Class D, 7.30% (LIBOR01M+235bps), 9/15/38 (a) (b)	$5,688	$5,200
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 6.45% (LIBOR01M+145bps), 10/15/36 (a) (b)	3,400	3,328
BX Commercial Mortgage Trust, Series 2019-XL, Class C, 6.25% (LIBOR01M+125bps), 10/15/36 (a) (b)	7,367	7,235
BX Commercial Mortgage Trust, Series 2022-CSMO, Class C, 8.78% (TSFR1M+389bps), 6/15/27 (a) (b)	15,000	14,771
BX Commercial Mortgage Trust, Series 2019-XL, Class B, 6.08% (LIBOR01M+108bps), 10/15/36 (a) (b)	7,766	7,656
BX Commercial Mortgage Trust, Series 2020-VIV4, Class X, 0.82%, 11/10/42, Callable 9/9/29 @ 100 (a) (c) (d)	144,200	5,780
BX Commercial Mortgage Trust, Series 2022-CSMO, Class D, 9.23% (TSFR1M+434bps), 6/15/27 (a) (b)	7,000	6,860
BX Mortgage Trust, Series 2021-PAC, Class B, 5.85% (LIBOR01M+90bps), 10/15/36 (a) (b)	3,250	3,105
BX Trust, Series 2022-CLS, Class B, 6.30%, 10/13/27 (a)	3,000	2,923
BX Trust, Series 2022-CLS, Class C, 6.79%, 10/13/27 (a)	2,500	2,439
BXP Trust, Series 2021-601L, Class B, 2.87%, 1/15/44 (a) (c)	5,545	4,005
BXP Trust, Series 2021-601L, Class D, 2.87%, 1/15/44 (a) (c)	5,750	3,674
BXP Trust, Series 2021-601L, Class C, 2.87%, 1/15/44 (a) (c)	3,750	2,520
CAMB Commercial Mortgage Trust, Series 2021-CX2, Class A, 2.70%, 11/10/46, Callable 11/10/31 @ 100 (a)	2,500	2,029
Citigroup Commercial Mortgage Trust, Series 2020-555, Class B, 2.83%, 12/10/41 (a)	4,000	3,326
Citigroup Commercial Mortgage Trust, Series 2020-555, Class D, 3.23%, 12/10/41 (a)	5,000	4,014
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class D, 4.90%, 1/10/36 (a) (c)	1,250	1,216
Columbia Cent CLO 32 Ltd., Series 2022-32A, Class BF, 5.20%, 7/24/34, Callable 1/24/24 @ 100 (a)	3,750	3,529
COMM Mortgage Trust, Series 2013-CCRE11, Class AM, 4.72%, 8/10/50, Callable 10/10/23 @ 100 (c)	5,000	4,966
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.43%, 7/10/50, Callable 6/10/25 @ 100 (c)	3,399	3,111
COMM Mortgage Trust, Series 2020-CX, Class A, 2.17%, 11/10/46, Callable 11/10/30 @ 100 (a)	13,000	10,360
COMM Mortgage Trust, Series 2020-CBM, Class C, 3.40%, 2/10/37, Callable 2/10/25 @ 100 (a)	9,700	8,947
COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50, Callable 6/10/25 @ 100 (c)	3,000	2,888
COMM Mortgage Trust, Series 2014-277P, Class A, 3.73%, 8/10/49, Callable 8/10/24 @ 100 (a) (c)	11,600	10,969
COMM Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, 2/10/37, Callable 2/10/25 @ 100 (a)	2,660	2,499
CSMC, Series 2019-UVIL, Class A, 3.16%, 12/15/41 (a)	1,950	1,698
CSMC Trust, Series 2019-UVIL, Class C, 3.39%, 12/15/41 (a) (c)	5,000	4,065
CSMC Trust, Series 2020-WEST, Class A, 3.04%, 2/15/35, Callable 2/15/30 @ 100 (a)	2,500	1,918
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (a)	5,000	4,190

See notes to financial statements.

17

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
DBJPM Mortgage Trust, Series 2016-SFC, Class B, 3.24%, 8/10/36, Callable 8/10/26 @ 100 (a)	$2,500	$2,044
Dryden 109 CLO Ltd., Series 2022-112A, Class C, 8.76% (TSFR3M+400bps), 8/15/34, Callable 8/15/23 @ 100 (a) (b)	3,000	3,004
Extended Stay America Trust, Series 2021-ESH, Class D, 7.20% (LIBOR01M+225bps), 7/15/38 (a) (b)	4,393	4,204
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, 6.20% (LIBOR03M+95bps), 4/17/31, Callable 7/17/23 @ 100 (a) (b)	3,500	3,467
Flatiron CLO 20 Ltd., Series 2020-1A, Class B, 6.67% (LIBOR03M+175bps), 11/20/33, Callable 5/20/23 @ 100 (a) (b)	750	734
Flatiron RR CLO 22 LLC, Series 2021-2A, Class B, 6.86% (LIBOR03M+160bps), 10/15/34, Callable 10/15/23 @ 100 (a) (b)	3,000	2,899
Golub Capital Partners 48 LP, Series 2020-48A, Class B1, 7.06% (LIBOR03M+180bps), 4/17/33, Callable 7/17/23 @ 100 (a) (b)	4,350	4,191
GS Mortgage Securities Corp. Trust, Series 2022-SHIP, Class C, 6.81% (TSFR1M+192bps), 8/15/36 (a) (b)	1,000	987
GS Mortgage Securities Corp. Trust, Series 2020-UPTN, Class B, 2.95%, 2/10/37, Callable 2/10/25 @ 100 (a)	1,735	1,562
GS Mortgage Securities Corp. Trust, Series 2022-SHIP, Class D, 6.50% (TSFR1M+161bps), 8/15/36 (a) (b)	1,000	976
GS Mortgage Securities Trust, Series 2019-GSA1, Class A4, 3.05%, 11/10/52, Callable 11/10/29 @ 100	4,000	3,555
GS Mortgage Securities Trust, Series 2019-GSA1, Class AS, 3.34%, 11/10/52, Callable 11/10/29 @ 100	5,000	4,339
Hilton USA Trust, Series 2016-HHV, Class C, 4.33%, 11/5/38 (a) (c)	824	765
Hilton USA Trust, Series 2016-HHV, Class B, 4.33%, 11/5/38 (a) (c)	4,650	4,357
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.09%, 3/5/37 (a)	7,924	7,348
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38, Callable 8/10/26 @ 100 (a)	7,020	6,311
Hudson Yards Mortgage Trust, Series 2019-55HY, Class A, 3.04%, 12/10/41 (a) (c)	6,960	5,938
Hudson Yards Mortgage Trust, Series 2019-30HY, Class A, 3.23%, 7/10/39 (a)	1,245	1,090
Hudson Yards Mortgage Trust, Series 2019-55HY, Class D, 3.04%, 12/10/41 (a) (c)	5,672	4,251
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.56%, 7/10/39 (a) (c)	4,947	3,885
ILPT Commercial Mortgage Trust, Series 2022-LPFX, Class A, 3.95%, 3/15/32 (a) (c)	2,500	2,058
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class C, 8.38% (TSFR1M+349bps), 10/15/39 (a) (b)	1,900	1,856
Jackson Park Trust, Series 2019-LIC, Class A, 2.77%, 10/14/39 (a)	5,000	4,242
Jackson Park Trust, Series 2019-LIC, Class C, 3.13%, 10/14/39 (a) (c)	5,000	4,137
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class B, 3.67%, 12/15/47, Callable 1/15/24 @ 100 (c)	231	228
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class D, 3.91%, 6/5/39, Callable 6/5/29 @ 100 (a) (c)	2,000	1,658
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class C, 3.75%, 6/5/39, Callable 6/5/29 @ 100 (a) (c)	2,436	2,083
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class XA, 0.15%, 1/5/40 (a) (c) (d)	226,300	925
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class C, 4.26%, 12/15/47, Callable 1/15/24 @ 100 (c)	3,045	2,734

See notes to financial statements.

18

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A, 3.40%, 6/5/39, Callable 6/5/29 @ 100 (a)	$5,000	$4,450
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class C, 4.27%, 1/15/46, Callable 7/15/23 @ 100 (c)	468	465
KNDL Mortgage Trust, Series 2019-KNSQ, Class B, 5.90% (LIBOR01M+95bps), 5/15/36 (a) (b)	2,250	2,224
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 6.75% (LIBOR01M+180bps), 5/15/36 (a) (b)	2,500	2,446
LCM Ltd., Series 36A, Class A2, 6.66% (LIBOR03M+140bps), 1/15/34, Callable 1/15/24 @ 100 (a) (b)	3,000	2,837
LCM Ltd., Series 2032A, Class B, 6.95% (LIBOR03M+170bps), 7/20/34, Callable 7/20/23 @ 100 (a) (b)	2,500	2,395
Life Mortgage Trust, Series 2022-BMR2, Class C, 6.98% (TSFR1M+209bps), 5/15/39, Callable 5/15/24 @ 100 (a) (b)	2,250	2,170
Manhattan West, Series 2020-1MW, Class D, 2.41%, 9/10/39 (a) (c)	4,250	3,390
Manhattan West Mortgage Trust, Series 2020-1MW, Class C, 2.41%, 9/10/39 (a) (c)	5,000	4,084
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13%, 9/10/39 (a)	6,500	5,601
MHC Commercial Mortgage Trust, Series MHC, Class D, 6.61% (LIBOR01M+160bps), 4/15/38 (a) (b)	2,000	1,908
MHC Trust, Series 2021-MHC2, Class D, 6.45% (LIBOR01M+150bps), 5/15/38 (a) (b)	1,900	1,810
MHP, Series 2022-MHIL, Class D, 6.50% (SOFR30A+161bps), 1/15/27 (a) (b)	2,429	2,288
Morgan Stanley Capital I Trust, Series 2021-PLZA, Class C, 2.90%, 11/9/43 (a)	2,750	1,906
Morgan Stanley Eaton Vance CLO, Series 2021-1A, Class B, 6.92% (LIBOR03M+165bps), 10/20/34, Callable 10/23/23 @ 100 (a) (b)	2,500	2,402
Mountain View CLO Ltd., Series 2013-1A, Class CRR, 7.40% (LIBOR03M+220bps), 10/12/30, Callable 7/12/23 @ 100 (a) (b)	4,000	3,786
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class C, 7.28% (TSFR1M+239bps), 3/15/39 (a) (b)	3,000	2,908
Neuberger Berman Loan Advisers CLO 44 Ltd., Series 2021-44A, Class B, 6.86% (LIBOR03M+160bps), 10/16/34, Callable 10/16/23 @ 100 (a) (b)	2,500	2,423
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-29A, Class B2, 4.60%, 10/19/31, Callable 7/19/23 @ 100 (a)	5,000	4,736
Oaktree CLO Ltd., Series 2022-2A, Class B, 7.74% (TSFR3M+275bps), 7/15/33, Callable 1/15/24 @ 100 (a) (b)	6,500	6,491
Oaktree CLO Ltd., Series 2022-3A, Class B1, 8.09% (TSFR3M+310bps), 7/15/35, Callable 7/15/24 @ 100 (a) (b)	3,000	3,015
Oaktree CLO Ltd., Series 2022-3A, Class C, 9.14% (TSFR3M+415bps), 7/15/35, Callable 7/15/24 @ 100 (a) (b)	3,000	3,025
Oaktree CLO Ltd., Series 2023-1A, Class B, 7.41% (TSFR3M+255bps), 4/15/36, Callable 4/15/25 @ 100 (a) (b)	2,250	2,243
Octagon 57 Ltd., Series 2021-1A, Class B1, 6.91% (LIBOR03M+165bps), 10/15/34, Callable 10/15/23 @ 100 (a) (b)	3,000	2,924
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 9/15/54 (a)	12,912	10,709
One New York Plaza Trust, Series 2020-1NYP, Class A, 5.90% (LIBOR01M+95bps), 1/15/36 (a) (b)	2,625	2,500
ONE PARK Mortgage Trust, Series 2021-PARK, Class D, 6.50% (LIBOR01M+150bps), 3/15/36 (a) (b)	5,000	4,502
Palmer Square Loan Funding Ltd., Series 2020-4A, Class B, 7.26% (LIBOR03M+230bps), 11/25/28, Callable 5/25/23 @ 100 (a) (b)	5,000	4,908

See notes to financial statements.

19

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, 6.89% (TSFR3M+190bps), 10/15/30, Callable 7/15/23 @ 100 (a) (b)	$3,000	$2,948
Palmer Square Loan Funding Ltd., Series 2020-1A, Class B, 6.82% (LIBOR03M+190bps), 2/20/28, Callable 5/20/23 @ 100 (a) (b)	2,000	1,990
SCOTT Trust, Series 2023-SFS, Class AS, 6.20%, 3/15/40 (a)	2,357	2,348
SLG Office Trust, Series 2021-OVA, Class C, 2.85%, 7/15/41 (a)	4,000	3,029
SLG Office Trust, Series 2021-OVA, Class B, 2.71%, 7/15/41 (a)	4,000	3,116
SMRT, Series 2022-MINI, Class E, 7.59% (SOFR30A+270bps), 1/15/39 (a) (b)	2,000	1,847
Sound Point CLO XVIII Ltd., Series 2017-4A, Class B, 7.05% (LIBOR03M+180bps), 1/21/31, Callable 7/20/23 @ 100 (a) (b)	1,000	933
SREIT Trust, Series 2021-MFP2, Class D, 6.52% (LIBOR01M+157bps), 11/15/36 (a) (b)	1,000	945
Stewart Park CLO Ltd., Series 2015-1A, Class A2R, 6.51% (LIBOR03M+125bps), 1/15/30, Callable 7/15/23 @ 100 (a) (b)	2,000	1,968
Stratus CLO Ltd., Series 2021-3A, Class B, 6.80% (LIBOR03M+155bps), 12/29/29, Callable 7/20/23 @ 100 (a) (b)	2,259	2,200
Stratus CLO Ltd., Series 2022-1A, Class B, 7.40% (TSFR3M+235bps), 7/20/30, Callable 7/20/23 @ 100 (a) (b)	5,000	4,981
Stratus CLO Ltd., Series 2022-2A, Class C, 9.05% (TSFR3M+400bps), 7/20/30, Callable 7/20/23 @ 100 (a) (b)	2,750	2,755
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class B1, 5.70% (LIBOR01M+50bps), 7/19/35, Callable 5/19/23 @ 100 (b)	660	621
SUMIT Mortgage Trust, Series 2022-BVUE, Class D, 2.99%, 2/12/41, Callable 2/12/29 @ 100 (a) (c)	1,636	1,142
TRESTLES CLO Ltd., Series 2021-4A, Class B2, 2.72%, 7/21/34, Callable 7/21/23 @ 100 (a)	1,000	834
Trimaran Cavu Ltd., Series 2019-1A, Class A2, 7.15% (LIBOR03M+190bps), 7/20/32, Callable 7/20/23 @ 100 (a) (b)	7,000	6,738
Trimaran Cavu Ltd., Series 2021-3A, Class C1, 7.73% (LIBOR03M+247bps), 1/18/35, Callable 1/18/24 @ 100 (a) (b)	5,000	4,773
TSTAT Ltd., Series 2022-1A, Class A2, 8.00% (TSFR3M+295bps), 7/20/31, Callable 10/20/23 @ 100 (a) (b)	3,000	3,005
TTAN, Series 2021-MHC, Class D, 6.70% (LIBOR01M+180bps), 3/15/38 (a) (b)	1,610	1,548
Venture 46 CLO Ltd., Series 2022-46A, Class BN, 8.05% (TSFR3M+300bps), 7/20/35, Callable 7/20/24 @ 100 (a) (b)	3,000	3,006
Venture 46 CLO Ltd., Series 2022-46A, Class A2F, 5.02%, 7/20/35, Callable 7/20/24 @ 100 (a)	4,500	4,248
Venture 47 CLO Ltd., Series 2023-47A, Class AJ, 7.35% (TSFR3M+230bps), 4/20/36, Callable 4/20/25 @ 100 (a) (b)	2,806	2,826
Voya CLO, Series 2017-4A, Class A2, 6.51% (LIBOR03M+125bps), 10/15/30, Callable 7/15/23 @ 100 (a) (b)	2,000	1,955
Wells Fargo Commercial Mortgage Trust, Series 2018-AUS, Class A, 4.19%, 8/17/36 (a) (c)	4,200	3,825
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class B, 4.65%, 9/15/57, Callable 10/15/25 @ 100 (c)	2,000	1,861
Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class AS, 3.11%, 6/15/53, Callable 4/15/30 @ 100	2,000	1,686
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class AS, 3.97%, 12/15/48, Callable 11/15/25 @ 100	3,500	3,264

See notes to financial statements.

20

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class B, 4.22%, 12/15/48, Callable 11/15/25 @ 100 (c)	$5,000	$4,609
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.30%, 12/15/45, Callable 5/15/23 @ 100 (a) (c) (d)	2,725	—	(e)
Total Collateralized Mortgage Obligations (Cost $611,283)		559,450
Preferred Stocks (0.5%)
Consumer Staples (0.3%):
CHS, Inc., cumulative redeemable, Series 2, 7.10% (LIBOR03M+429bps) (b) (f)	400,000	9,920
Financials (0.2%):
Citigroup Capital XIII, 11.64% (LIBOR03M+637bps), 10/30/40 (b)	87,500	2,552
U.S. Bancorp, non-cumulative, Series A, 6.28% (LIBOR03M+102bps) (b) (f)	5,000	3,810
		6,362
Total Preferred Stocks (Cost $15,932)		16,282
Senior Secured Loans (2.1%)
Academy Ltd., Refinancing Term Loans, First Lien, 8.60% (LIBOR01M+375bps), 11/6/27 (b)	$241	241
AI Aqua Merger Sub, Inc., 8.58% (SOFR01M+375bps), 7/30/28 (b)	995	968
Alliance Laundry Systems LLC, 8.46% (SOFR03M+350bps), 10/8/27 (b)	1,745	1,733
Alterra Mountain Co., Facility 2028 Term Loan B, First Lien, 8.34% (LIBOR01M+350bps), 8/17/28 (b)	434	433
AssuredPartners, Inc., 9.06% (SOFR01M+425bps), 2/13/27 (b)	498	495
AssuredPartners, Inc., 2021 Term Loan, First Lien, 8.34% (LIBOR01M+350bps), 2/13/27 (b)	1,418	1,395
Bausch + Lomb Corp., Initial Term Loans, First Lien, 8.36% (SOFR03M+325bps), 5/10/27 (b)	3,479	3,380
Berlin Packaging LLC, Tranche B-4 Term Loans, First Lien, 8.15% (SOFR03M+325bps), 3/11/28 (b)	40	39
Berlin Packaging LLC, Tranche B-4 Term Loans, First Lien, 8.15% (LIBOR01M+325bps), 3/11/28	450	436
Blackstone CQP Holdco LP, Initial Term Loans, First Lien, 8.66% (LIBOR03M+350bps), 5/26/28 (b)	983	980
Carnival Corp., 8.09% (LIBOR01M+325bps), 10/18/28 (b)	496	487
Central Parent, Inc., Initial Term Loan, First Lien, 9.15% (SOFR03M+425bps), 7/6/29 (b)	1,746	1,743
Cincinnati Bell, Inc., Term B2, First Lien, 8.06% (SOFR01M+325bps), 11/17/28 (b)	494	482
ClubCorp Holdings, Inc., Term B Loans, First Lien, 7.59% (LIBOR01M+275bps), 9/18/24 (b)	2	2
Delta 2 Lux S A R L, 8.06% (SOFR01M+325bps), 1/15/30 (b)	1,500	1,501
Delta Air Lines, Inc. and SkyMiles IP Ltd., Initial Term Loan, First Lien, 8.80% (SOFR03M+375bps), 10/20/27 (b)	7,200	7,454
Directv Financing LLC, Closing Date Term Loans, First Lien, 9.84% (LIBOR01M+500bps), 7/22/27 (b)	2,438	2,337
Fertitta Entertainment LLC, Initial B Term Loan, First Lien, 8.81% (SOFR01M+400bps), 1/27/29 (b)	485	471
See notes to financial statements.

21

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Foundation Building Materials, Initial Term Loans, First Lien, 8.08% (LIBOR03M+325bps), 1/29/28 (b)	$491	$475
Graham Packaging Co., Inc., New Term Loans, First Lien, 7.84% (LIBOR01M+300bps), 8/4/27 (b)	460	457
Great Outdoors Group LLC, Term B1, First Lien, 8.59% (LIBOR01M+375bps), 3/5/28 (b)	1,463	1,449
H-Food Holdings LLC, 2020 Incremental Term B-3 Loan, First Lien, 9.84% (LIBOR01M+500bps), 5/31/25 (b)	487	382
Hilton Grand Vacations Borrower LLC, Initial Term Loan, First Lien, 7.84% (LIBOR01M+300bps), 8/2/28 (b)	74	74
HUB International Ltd., 8.73% (SOFR03M+400bps), 11/10/29 (b) (g)	374	373
Hub International Ltd., B-3 Incremental Term Loans, First Lien, 8.41% (LIBOR03M+325bps), 4/25/25 (b)	116	116
Hyperion Refinance Sarl, 8.89% (SOFR01M+400bps), 3/24/30 (b)	500	497
IRB Holding Corp., Term Loan B, First Lien, 7.81% (SOFR01M+300bps), 12/15/27 (b)	742	729
Kronos Acquisition Holdings, Inc., Tranche B-1 Term Loans, First Lien, 8.70% (LIBOR03M+375bps), 12/22/26 (b)	4	4
Life Time, Inc., 2021 Refinancing Term Loan, First Lien, 9.59% (LIBOR01M+475bps), 12/15/24 (b)	4,750	4,743
Medline Borrower LP, Initial Dollar Term Loans, First Lien, 8.09% (LIBOR01M+325bps), 10/21/28 (b)	2,970	2,880
Mileage Plus Holdings LLC, Initial Term Loan, First Lien, 10.21% (LIBOR03M+525bps), 6/20/27 (b)	10,245	10,650
MoneyGram International, Inc., Term Loan, First Lien, 9.34% (LIBOR01M+450bps), 7/21/26 (b)	2,467	2,446
Oculus Acquisition Corp., Initial Term Loan, First Lien, 8.46% (SOFR03M+350bps), 11/8/27 (b)	2,213	2,189
OEG Borrower LLC, Initial Term Loans, First Lien, 9.74% (SOFR03M+500bps), 6/18/29 (b)	498	490
Open Text Corp., 8.31% (SOFR01M+350bps), 1/31/30 (b)	998	996
Pactiv Evergreen Group Holdings, Inc., Tranche B-3 US Term Loans, First Lien, 8.09% (LIBOR01M+325bps), 9/17/28 (b)	985	974
Petco Health & Wellness Co., Inc., Initial Term Loans, First Lien, 8.15% (SOFR03M+325bps), 2/25/28 (b)	1,424	1,403
Polaris Newco LLC, Dollar Term Loan, First Lien, 9.16% (LIBOR03M+400bps), 6/4/28 (b)	239	221
Proofpoint, Inc., Initial Term Loans, First Lien, 3.75% (LIBOR03M+325bps), 8/31/28 (b)	1,481	1,447
Scientific Games International, Inc., Initial Term B Loans, First Lien, 7.88% (SOFR01M+300bps), 4/16/29 (b)	988	983
Sophia LP, Term Loan B, First Lien, 8.66% (LIBOR03M+350bps), 10/7/27 (b)	978	964
Sotheby's, 2021 2nd Refin Term Loan, First Lien, 9.76% (LIBOR03M+450bps), 1/15/27 (b)	1,173	1,170
Sunshine Luxembourg VII Sarl, Facility B3 Commitments, First Lien, 8.91% (LIBOR03M+375bps), 10/2/26 (b)	178	176
TIBCO Software, Inc., Term A Loan, First Lien, 9.40% (SOFR01M+450bps), 9/30/28 (b)	4	4
TIBCO Software, Inc., Term A Loan, First Lien, 9.40% (SOFR03M+450bps), 9/30/28	1,496	1,395

See notes to financial statements.

22

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Topgolf Callaway Brands Corp., 8.16% (SOFR03M+350bps), 3/12/30 (b)	$2,000	$1,998
Travel+Leisure Co., 8.88% (SOFR01M+400bps), 12/9/29 (b)	998	990
TricorBraun Holdings, Inc., Closing Date Initial Term Loans, First Lien, 8.09% (LIBOR01M+325bps), 3/3/28 (b)	1,474	1,436
UKG, Inc., Incremental Term Loans, First Lien, 8.27% (SOFR03M+325bps), 5/3/26 (b)	475	462
Whatabrands LLC, Initial Term B Loans, First Lien, 8.09% (LIBOR01M+325bps), 7/21/28 (b)	1,182	1,167
Whitewater Whistler Holdings LLC, 8.15% (SOFR03M+325bps), 1/25/30 (b)	500	499
Total Senior Secured Loans (Cost $68,361)		68,816
Corporate Bonds (25.0%)
Communication Services (1.4%):
AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	2,500	2,352
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 2/1/31, Callable 7/1/25 @ 102.13 (a)	1,000	823
4.25%, 1/15/34, Callable 1/15/28 @ 102.13 (a)	5,169	3,957
Charter Communications Operating LLC/Charter Communications Operating Capital 5.38%, 4/1/38, Callable 10/1/37 @ 100	2,500	2,164
5.25%, 4/1/53, Callable 10/1/52 @ 100	3,000	2,404
Comcast Corp., 3.20%, 7/15/36, Callable 1/15/36 @ 100	750	637
DISH Network Corp., 11.75%, 11/15/27, Callable 5/15/25 @ 105.88 (a)	6,137	5,803
Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (a)	6,340	4,096
Lamar Media Corp., 3.63%, 1/15/31, Callable 1/15/26 @ 101.81	259	223
Sprint Spectrum Co. LLC, 5.15%, 3/20/28, Callable 3/20/27 @ 100 (a)	2,887	2,869
T-Mobile USA, Inc., 3.50%, 4/15/31, Callable 4/15/26 @ 101.75	6,638	5,998
Verizon Communications, Inc. 2.55%, 3/21/31, Callable 12/21/30 @ 100	3,831	3,263
2.88%, 11/20/50, Callable 5/20/50 @ 100	4,250	2,821
Warnermedia Holdings, Inc. 4.28%, 3/15/32, Callable 12/15/31 @ 100 (a)	3,000	2,667
5.14%, 3/15/52, Callable 9/15/51 @ 100 (a)	2,900	2,315
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 2/1/29, Callable 2/1/24 @ 101.94 (a) (h)	1,250	1,078
		43,470
Consumer Discretionary (2.1%):
Asbury Automotive Group, Inc., 4.63%, 11/15/29, Callable 11/15/24 @ 102.31 (a) (h)	1,250	1,114
AutoNation, Inc. 2.40%, 8/1/31, Callable 5/1/31 @ 100	3,661	2,829
3.85%, 3/1/32, Callable 12/1/31 @ 100	4,000	3,381
Boston Medical Center Corp., 3.91%, 7/1/28	3,000	2,797
Caesars Entertainment, Inc., 7.00%, 2/15/30, Callable 2/15/26 @ 103.5 (a)	1,419	1,433
Carnival Corp., 9.88%, 8/1/27, Callable 2/1/24 @ 104.94 (a)	3,500	3,591
Choice Hotels International, Inc., 3.70%, 1/15/31, Callable 10/15/30 @ 100	4,000	3,545
Churchill Downs, Inc., 4.75%, 1/15/28, Callable 6/5/23 @ 102.38 (a)	150	142
ERAC USA Finance LLC, 4.90%, 5/1/33, Callable 2/1/33 @ 100 (a)	2,808	2,803

See notes to financial statements.

23

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hilton Domestic Operating Co., Inc., 3.63%, 2/15/32, Callable 8/15/26 @ 101.81 (a)	$30	$26
Kohl's Corp., 4.63%, 5/1/31, Callable 2/1/31 @ 100	2,500	1,677
Lithia Motors, Inc. 3.88%, 6/1/29, Callable 6/1/24 @ 101.94 (a)	5,689	4,926
4.38%, 1/15/31, Callable 10/15/25 @ 102.19 (a)	1,750	1,503
Marriott International, Inc., 2.75%, 10/15/33, Callable 7/15/33 @ 100	3,000	2,427
Marriott Ownership Resorts, Inc., 4.50%, 6/15/29, Callable 6/15/24 @ 102.25 (a)	750	654
Murphy Oil USA, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	612	523
NCL Corp. Ltd., 8.38%, 2/1/28, Callable 2/1/25 @ 104.19 (a)	1,435	1,447
Nordstrom, Inc., 4.25%, 8/1/31, Callable 5/1/31 @ 100	370	275
NVR, Inc., 3.00%, 5/15/30, Callable 11/15/29 @ 100	3,437	3,087
PulteGroup, Inc., 6.00%, 2/15/35	1,385	1,432
Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 4/6/31, Callable 1/6/31 @ 100 (a)	12,500	9,803
Sodexo, Inc., 2.72%, 4/16/31, Callable 1/16/31 @ 100 (a)	3,500	2,979
Sotheby's, 7.38%, 10/15/27, Callable 5/15/23 @ 103.69 (a)	2,625	2,456
Toll Brothers Finance Corp., 3.80%, 11/1/29, Callable 8/1/29 @ 100	2,837	2,574
Tractor Supply Co., 1.75%, 11/1/30, Callable 8/1/30 @ 100	2,750	2,202
Vanderbilt University Medical Center, 4.17%, 7/1/37, Callable 1/1/37 @ 100	1,445	1,280
Volkswagen Group of America Finance LLC, 3.75%, 5/13/30 (a)	4,000	3,690
ZF North America Capital, Inc., 7.13%, 4/14/30, Callable 2/14/30 @ 100 (a)	1,000	1,033
		65,629
Consumer Staples (0.9%):
7-Eleven, Inc. 1.80%, 2/10/31, Callable 11/10/30 @ 100 (a)	3,000	2,399
2.80%, 2/10/51, Callable 8/2/50 @ 100 (a)	14,805	9,556
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.88%, 2/15/30, Callable 2/15/25 @ 103.66 (a)	1,150	1,076
BAT Capital Corp., 7.75%, 10/19/32, Callable 7/19/32 @ 100	500	554
Dollar Tree, Inc., 2.65%, 12/1/31, Callable 9/1/31 @ 100	2,500	2,110
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.63%, 1/15/32, Callable 1/15/27 @ 101.81 (a)	500	414
6.50%, 12/1/52, Callable 6/1/52 @ 100 (a)	2,000	1,896
Kellogg Co., 5.25%, 3/1/33, Callable 12/1/32 @ 100	2,804	2,886
Kraft Heinz Foods Co., 5.00%, 6/4/42	4,000	3,837
Pilgrim's Pride Corp. 3.50%, 3/1/32, Callable 9/1/26 @ 101.75	2,000	1,612
6.25%, 7/1/33, Callable 4/1/33 @ 100	2,000	1,976
Post Holdings, Inc., 4.50%, 9/15/31, Callable 9/15/26 @ 102.25 (a)	85	74
Smithfield Foods, Inc., 2.63%, 9/13/31, Callable 6/13/31 @ 100 (a)	1,000	757
Walgreens Boots Alliance, Inc., 4.10%, 4/15/50, Callable 10/15/49 @ 100	1,250	945
		30,092
Energy (1.1%):
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	4,727	4,090
Cheniere Energy, Inc., 4.63%, 10/15/28, Callable 10/15/23 @ 102.31	500	477
Gray Oak Pipeline LLC, 3.45%, 10/15/27, Callable 8/15/27 @ 100 (a)	3,333	3,025
Helmerich & Payne, Inc., 2.90%, 9/29/31, Callable 6/29/31 @ 100	2,500	2,084
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 4/15/32, Callable 5/15/27 @ 103.13 (a)	1,000	936

See notes to financial statements.

24

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Magellan Midstream Partners LP, 5.15%, 10/15/43, Callable 4/15/43 @ 100	$6,905	$6,246
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (a)	10,000	9,404
Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	4,455	4,324
Viper Energy Partners LP, 5.38%, 11/1/27, Callable 6/5/23 @ 102.69 (a)	5,500	5,332
		35,918
Financials (8.0%):
Aon Corp./Aon Global Holdings PLC, 5.35%, 2/28/33, Callable 11/28/32 @ 100	3,038	3,142
Assurant, Inc., 2.65%, 1/15/32, Callable 10/15/31 @ 100	3,000	2,321
Athene Global Funding, 2.67%, 6/7/31 (a)	6,000	4,728
Bank of America Corp. 2.30% (SOFR+122bps), 7/21/32, Callable 7/21/31 @ 100 (b)	4,000	3,227
2.48% (H15T5Y+120bps), 9/21/36, Callable 9/21/31 @ 100 (b)	4,750	3,631
BankUnited, Inc., 5.13%, 6/11/30, Callable 3/11/30 @ 100	2,000	1,694
Blackstone Holdings Finance Co. LLC 1.60%, 3/30/31, Callable 12/30/30 @ 100 (a)	1,750	1,328
6.20%, 4/22/33, Callable 1/22/33 @ 100 (a)	2,375	2,478
Blackstone Private Credit Fund, 2.63%, 12/15/26, Callable 11/15/26 @ 100	4,058	3,451
Blue Owl Finance LLC, 3.13%, 6/10/31, Callable 3/10/31 @ 100 (a)	12,100	9,158
Brown & Brown, Inc., 4.20%, 3/17/32, Callable 12/17/31 @ 100	7,167	6,601
Capital One Financial Corp., 2.36% (SOFR+134bps), 7/29/32, Callable 7/29/31 @ 100 (b)	5,000	3,624
Citizens Bank NA 4.12% (SOFR+140bps), 5/23/25, Callable 5/23/24 @ 100 (b)	4,136	3,947
6.06% (SOFR+145bps), 10/24/25, Callable 10/24/24 @ 100 (b)	1,750	1,695
Citizens Financial Group, Inc., 2.64%, 9/30/32, Callable 7/2/32 @ 100	3,000	2,221
Compeer Financial FLCA/Compeer Financial PCA, 3.38% (SOFR+197bps), 6/1/36, Callable 6/1/31 @ 100 (a) (b)	978	725
Cullen/Frost Bankers, Inc., 4.50%, 3/17/27, Callable 2/17/27 @ 100	1,000	970
Fidelity National Information Services, Inc., 5.10%, 7/15/32, Callable 4/15/32 @ 100	5,000	4,928
Fifth Third Bancorp 4.50% (H15T5Y+422bps), Callable 9/30/25 @ 100 (b) (f)	5,088	4,530
4.34% (SOFR+166bps), 4/25/33, Callable 4/25/32 @ 100 (b)	6,881	6,243
First Citizens BancShares, Inc., 3.38% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (b)	1,500	1,378
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	3,000	2,838
First Horizon Corp., 3.55%, 5/26/23	2,338	2,326
Fiserv, Inc. 5.60%, 3/2/33, Callable 12/2/32 @ 100	3,250	3,382
4.40%, 7/1/49, Callable 1/1/49 @ 100	3,500	2,973
Five Corners Funding Trust III, 5.79%, 2/15/33, Callable 11/15/32 @ 100 (a)	2,804	2,877
Ford Motor Credit Co. LLC 2.90%, 2/10/29, Callable 12/10/28 @ 100	2,000	1,656
7.35%, 3/6/30, Callable 1/6/30 @ 100	5,000	5,137
Global Atlantic Fin Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	6,472	5,730
Global Payments, Inc., 4.15%, 8/15/49, Callable 2/15/49 @ 100	4,000	2,996
Gray Escrow II, Inc., 5.38%, 11/15/31, Callable 11/15/26 @ 102.69 (a)	1,000	642
Huntington Bancshares, Inc., 2.49% (H15T5Y+117bps), 8/15/36, Callable 8/15/31 @ 100 (b)	7,175	5,117

See notes to financial statements.

25

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JPMorgan Chase & Co. 2.96% (SOFR+252bps), 5/13/31, Callable 5/13/30 @ 100 (b)	$10,851	$9,396
5.72% (SOFR+258bps), 9/14/33, Callable 9/14/32 @ 100 (b)	3,000	3,086
KeyBank NA 3.90%, 4/13/29	3,000	2,562
4.90%, 8/8/32	1,403	1,247
KeyCorp Capital II, 6.88%, 3/17/29	750	794
KeyCorp., 4.79% (SOFR+206bps), 6/1/33, MTN, Callable 6/1/32 @ 100 (b)	4,842	4,401
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	3,000	2,190
Main Street Capital Corp., 3.00%, 7/14/26, Callable 6/14/26 @ 100	3,000	2,636
Medline Borrower LP, 3.88%, 4/1/29, Callable 10/1/24 @ 101.94 (a)	250	219
MetLife, Inc., 9.25%, 4/8/38, Callable 4/8/33 @ 100 (a)	7,936	9,354
Morgan Stanley 1.93% (SOFR+102bps), 4/28/32, Callable 4/28/31 @ 100, MTN (b)	5,000	3,971
2.48% (SOFR+136bps), 9/16/36, Callable 9/16/31 @ 100 (b)	22,175	17,022
Neptune Bidco US, Inc., 9.29%, 4/15/29, Callable 10/15/25 @ 104.65 (a)	2,935	2,763
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b) (h)	4,000	3,761
New York Life Global Funding, 1.85%, 8/1/31 (a)	7,750	6,283
Northern Trust Corp., 6.13%, 11/2/32, Callable 8/2/32 @ 100	2,750	2,938
OWL Rock Core Income Corp. 5.50%, 3/21/25 (a)	4,000	3,889
3.13%, 9/23/26, Callable 8/23/26 @ 100	750	647
4.70%, 2/8/27, Callable 1/8/27 @ 100	1,875	1,710
7.75%, 9/16/27, Callable 8/16/27 @ 100 (a)	1,818	1,825
Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100 (a)	1,750	1,644
Regions Financial Corp., 5.75% (H15T5Y+543bps), Callable 6/15/25 @ 100 (b) (f)	5,036	4,790
Santander Holdings USA, Inc., 4.40%, 7/13/27, Callable 4/14/27 @ 100	3,318	3,160
The Bank of New York Mellon Corp., 4.70% (H15T5Y+436bps), Callable 9/20/25 @ 100 (b) (f) (h)	7,620	7,411
The Charles Schwab Corp., 5.38% (H15T5Y+497bps), Callable 6/1/25 @ 100 (b) (f) (h)	15,861	15,148
The PNC Financial Services Group, Inc., 4.63% (SOFR+185bps), 6/6/33, Callable 6/6/32 @ 100 (b)	10,756	9,989
Truist Financial Corp. 5.10% (H15T10Y+435bps), Callable 3/1/30 @ 100 (b) (f)	6,419	5,676
4.95% (H15T5Y+461bps), Callable 9/1/25 @ 100 (b) (f)	4,000	3,768
U.S. Bancorp 4.97% (SOFR+211bps), 7/22/33, Callable 7/22/32 @ 100 (b)	10,609	9,955
4.84% (SOFRRATE+160bps), 2/1/34, Callable 2/1/33 @ 100 (b)	3,000	2,871
Willis North America, Inc., 2.95%, 9/15/29, Callable 6/15/29 @ 100	5,000	4,423
		257,223
Health Care (2.1%):
Alcon Finance Corp., 5.75%, 12/6/52, Callable 6/6/52 @ 100 (a)	2,750	2,934
Bayer U.S. Finance II LLC, 4.63%, 6/25/38, Callable 12/25/37 @ 100 (a)	5,000	4,579
Bio-Rad Laboratories, Inc., 3.70%, 3/15/32, Callable 12/15/31 @ 100	1,625	1,464
Bon Secours Charity Health System, Inc., 5.25%, 11/1/25	5,000	4,896
Centene Corp., 2.50%, 3/1/31, Callable 12/1/30 @ 100	17,315	14,124

See notes to financial statements.

26

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CHS/Community Health System, Inc., 4.75%, 2/15/31, Callable 2/15/26 @ 102.38 (a)	$1,000	$807
CVS Health Corp., 5.63%, 2/21/53, Callable 8/21/52 @ 100	3,000	3,014
CVS Pass-Through Trust, 5.93%, 1/10/34 (a)	6,461	6,492
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	3,945	3,506
Eastern Maine Healthcare Systems, 3.71%, 7/1/26	10,645	10,249
GE HealthCare Technologies, Inc., 5.91%, 11/22/32, Callable 8/22/32 @ 100 (a)	5,000	5,351
HCA, Inc., 3.50%, 9/1/30, Callable 3/1/30 @ 100	5,951	5,355
Illumina, Inc., 2.55%, 3/23/31, Callable 12/23/30 @ 100	500	419
Prestige Brands, Inc., 3.75%, 4/1/31, Callable 4/1/26 @ 101.88 (a)	941	797
Tenet Healthcare Corp., 4.25%, 6/1/29, Callable 6/1/24 @ 102.13	200	184
Universal Health Services, Inc., 2.65%, 1/15/32, Callable 10/15/31 @ 100	3,604	2,925
		67,096
Industrials (3.7%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	3,250	2,641
Air Lease Corp. 3.13%, 12/1/30, Callable 9/1/30 @ 100	2,500	2,132
2.88%, 1/15/32, Callable 10/15/31 @ 100	2,000	1,640
Alaska Airlines Pass Through Trust 8.00%, 8/15/25 (a)	2,777	2,821
4.80%, 8/15/27 (a)	4,824	4,663
American Airlines Pass Through Trust 4.00%, 7/15/25	4,132	3,700
3.60%, 10/15/29	1,459	1,237
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29 (a)	3,304	3,143
Ashtead Capital, Inc. 2.45%, 8/12/31, Callable 5/12/31 @ 100 (a)	2,833	2,256
5.50%, 8/11/32, Callable 5/11/32 @ 100 (a)	2,000	1,978
Aviation Capital Group LLC, 5.50%, 12/15/24, Callable 11/15/24 @ 100 (a)	3,000	2,959
British Airways Pass Through Trust 4.63%, 6/20/24 (a)	5,071	4,999
3.35%, 6/15/29 (a)	1,749	1,506
CDI Escrow Issuer, Inc., 5.75%, 4/1/30, Callable 4/1/25 @ 102.88 (a)	1,000	964
CoStar Group, Inc., 2.80%, 7/15/30, Callable 4/15/30 @ 100 (a)	10,707	8,951
Delta Air Lines Pass Through Trust, 2.50%, 6/10/28	4,258	3,694
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28 (a)	1,532	1,487
GXO Logistics, Inc., 2.65%, 7/15/31, Callable 4/15/31 @ 100	6,023	4,736
Hawaiian Airlines Pass Through Certificates, 3.90%, 1/15/26	5,280	4,754
JetBlue Pass Through Trust, 7.75%, 11/15/28 (h)	3,957	4,008
Kennametal, Inc., 4.63%, 6/15/28, Callable 3/15/28 @ 100	2,110	2,052
Lincoln Center for the Performing Arts, Inc., 3.71%, 12/1/35, Callable 9/1/35 @ 100	1,475	1,322
Pentair Finance Sarl, 5.90%, 7/15/32, Callable 4/15/32 @ 100	250	258
Regal Rexnord Corp., 6.40%, 4/15/33, Callable 1/15/33 @ 100 (a)	2,954	3,010
Southwest Airlines Co., 2.63%, 2/10/30, Callable 11/10/29 @ 100	2,653	2,278
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 9/20/25, Callable 9/20/23 @ 104 (a)	4,025	4,065
The Boeing Co. 5.15%, 5/1/30, Callable 2/1/30 @ 100	2,500	2,517
5.81%, 5/1/50, Callable 11/1/49 @ 100	13,370	13,340

See notes to financial statements.

27

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Timken Co., 4.13%, 4/1/32, Callable 1/1/32 @ 100	$4,556	$4,217
U.S. Airways Pass Through Trust 7.13%, 10/22/23	885	882
3.95%, 11/15/25	4,438	4,162
United Airlines Pass Through Trust 4.15%, 4/11/24	5,586	5,464
4.30%, 8/15/25	2,891	2,769
3.50%, 5/1/28	3,576	3,177
XPO Escrow Sub LLC, 7.50%, 11/15/27, Callable 11/15/24 @ 103.75 (a)	4,000	4,117
		117,899
Information Technology (1.1%):
Broadcom, Inc. 2.60%, 2/15/33, Callable 11/15/32 @ 100 (a)	5,000	3,939
3.42%, 4/15/33, Callable 1/15/33 @ 100 (a)	4,000	3,366
Dell International LLC/EMC Corp., 5.30%, 10/1/29, Callable 7/1/29 @ 100	2,000	2,022
Micron Technology, Inc., 2.70%, 4/15/32, Callable 1/15/32 @ 100	2,000	1,599
Open Text Holdings, Inc., 4.13%, 12/1/31, Callable 12/1/26 @ 102.06 (a)	1,097	909
Oracle Corp. 3.85%, 7/15/36, Callable 1/15/36 @ 100	5,726	4,897
3.60%, 4/1/50, Callable 10/1/49 @ 100	3,500	2,486
Qorvo, Inc., 3.38%, 4/1/31, Callable 4/1/26 @ 101.69 (a)	6,000	4,883
Seagate HDD Cayman, 9.63%, 12/1/32, Callable 12/1/27 @ 104.81 (a)	1,348	1,477
ServiceNow, Inc., 1.40%, 9/1/30, Callable 6/1/30 @ 100	2,000	1,612
Teledyne Technologies, Inc., 2.75%, 4/1/31, Callable 1/1/31 @ 100	500	425
Trimble, Inc., 6.10%, 3/15/33, Callable 12/15/32 @ 100	2,804	2,874
Western Digital Corp., 3.10%, 2/1/32, Callable 11/1/31 @ 100	3,800	2,752
Workday, Inc., 3.80%, 4/1/32, Callable 1/1/32 @ 100	1,875	1,712
		34,953
Materials (1.2%):
Amcor Flexibles North America, Inc., 2.69%, 5/25/31, Callable 2/25/31 @ 100	5,663	4,726
AptarGroup, Inc., 3.60%, 3/15/32, Callable 12/15/31 @ 100	6,732	5,903
Avery Dennison Corp., 2.25%, 2/15/32, Callable 11/15/31 @ 100	490	394
Cleveland-Cliffs, Inc., 6.75%, 4/15/30, Callable 4/15/26 @ 103.38 (a)	2,807	2,730
Eagle Materials, Inc., 2.50%, 7/1/31, Callable 4/1/31 @ 100	5,407	4,401
LYB International Finance III LLC, 3.38%, 10/1/40, Callable 4/1/40 @ 100	4,808	3,553
Olin Corp., 5.00%, 2/1/30, Callable 2/1/24 @ 102.5	1,000	935
Reliance Steel & Aluminum Co., 2.15%, 8/15/30, Callable 5/15/30 @ 100	1,300	1,093
The Dow Chemical Co., 6.90%, 5/15/53, Callable 11/15/52 @ 100	894	1,034
Vulcan Materials Co. 3.50%, 6/1/30, Callable 3/1/30 @ 100	9,764	8,956
4.50%, 6/15/47, Callable 12/15/46 @ 100	5,596	4,982
		38,707
Real Estate (2.6%):
Alexandria Real Estate Equities, Inc. 1.88%, 2/1/33, Callable 11/1/32 @ 100	3,000	2,268
5.15%, 4/15/53, Callable 10/15/52 @ 100	3,000	2,752
American Tower Trust #1, 5.49%, 3/15/28, Callable 3/15/27 @ 100 (a)	3,740	3,819
Boston Properties LP, 2.45%, 10/1/33, Callable 7/1/33 @ 100	16,760	12,060

See notes to financial statements.

28

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CBRE Services, Inc., 2.50%, 4/1/31, Callable 1/1/31 @ 100	$6,000	$4,803
Crown Castle, Inc., 2.90%, 4/1/41, Callable 10/1/40 @ 100	6,400	4,563
Federal Realty Investment Trust, 3.50%, 6/1/30, Callable 3/1/30 @ 100	3,000	2,663
GLP Capital LP/GLP Financing II, Inc. 4.00%, 1/15/30, Callable 10/15/29 @ 100	3,726	3,328
3.25%, 1/15/32, Callable 10/15/31 @ 100	2,850	2,349
Healthpeak Properties, Inc., 2.88%, 1/15/31, Callable 10/15/30 @ 100	250	217
Host Hotels & Resorts LP, 3.50%, 9/15/30, Callable 6/15/30 @ 100	4,143	3,533
Keenan Development Associates of Tennessee LLC (INS — XL Capital Assurance), 5.02%, 7/15/28 (a)	252	245
Kilroy Realty LP 2.50%, 11/15/32, Callable 8/15/32 @ 100	4,500	3,043
2.65%, 11/15/33, Callable 8/15/33 @ 100	7,612	5,047
RHP Hotel Properties LP/RHP Finance Corp., 4.50%, 2/15/29, Callable 2/15/24 @ 102.25 (a)	75	67
SBA Tower Trust 2.84%, 1/15/25, Callable 1/15/24 @ 100 (a)	2,337	2,231
2.33%, 1/15/28, Callable 7/15/26 @ 100 (a)	3,000	2,613
6.60%, 1/15/28, Callable 1/15/27 @ 100 (a)	2,947	3,091
2.59%, 10/15/31 (a)	5,000	4,075
Simon Property Group LP 2.25%, 1/15/32, Callable 10/15/31 @ 100	250	199
5.85%, 3/8/53, Callable 9/3/52 @ 100	5,609	5,679
The Howard Hughes Corp., 4.38%, 2/1/31, Callable 2/1/26 @ 102.19 (a)	500	406
VICI Properties LP/VICI Note Co., Inc., 4.13%, 8/15/30, Callable 2/15/25 @ 102.06 (a)	12,472	11,196
Vornado Realty LP, 3.40%, 6/1/31, Callable 3/1/31 @ 100	2,000	1,416
		81,663
Utilities (0.8%):
Duquesne Light Holdings, Inc., 2.78%, 1/7/32, Callable 10/7/31 @ 100 (a)	733	592
Entergy Corp., 2.40%, 6/15/31, Callable 3/5/31 @ 100	1,625	1,356
NRG Energy, Inc. 2.45%, 12/2/27, Callable 10/2/27 @ 100 (a)	3,050	2,652
4.45%, 6/15/29, Callable 3/15/29 @ 100 (a)	4,657	4,267
7.00%, 3/15/33, Callable 12/15/32 @ 100 (a)	7,011	7,283
Vistra Operations Co. LLC 3.70%, 1/30/27, Callable 11/30/26 @ 100 (a)	5,395	5,044
4.30%, 7/15/29, Callable 4/15/29 @ 100 (a)	5,997	5,535
		26,729
Total Corporate Bonds (Cost $843,274)		799,379
Yankee Dollars (5.0%)
Communication Services (0.1%):
Rogers Communications, Inc. 3.80%, 3/15/32, Callable 12/15/31 @ 100 (a)	3,500	3,149
4.55%, 3/15/52, Callable 9/15/51 @ 100 (a)	1,750	1,434
		4,583

See notes to financial statements.

29

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Consumer Discretionary (0.3%):
GENM Capital Labuan Ltd., 3.88%, 4/19/31, Callable 1/19/31 @ 100 (a)	$5,000	$4,049
IHO Verwaltungs GmbH, 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (a) (i)	4,077	3,656
Nissan Motor Co. Ltd., 4.81%, 9/17/30, Callable 6/17/30 @ 100 (a)	3,403	2,989
		10,694
Consumer Staples (0.1%):
Bacardi Ltd., 2.75%, 7/15/26, Callable 4/15/26 @ 100 (a)	2,000	1,868
Becle SAB de CV, 2.50%, 10/14/31, Callable 7/14/31 @ 100 (a)	3,000	2,469
		4,337
Energy (0.2%):
Harbour Energy PLC, 5.50%, 10/15/26, Callable 10/15/23 @ 102.75 (a)	1,000	911
Petroleos Mexicanos, 10.00%, 2/7/33, Callable 11/7/32 @ 100 (a)	1,000	929
Var Energi ASA, 7.50%, 1/15/28, Callable 12/15/27 @ 100 (a)	3,333	3,523
		5,363
Financials (2.6%):
Banco Santander SA, 2.96%, 3/25/31	3,000	2,511
Bank of Montreal, 3.09% (H15T5Y+140bps), 1/10/37, Callable 1/10/32 @ 100 (b)	3,000	2,413
Barclays PLC, 3.56% (H15T5Y+3bps), 9/23/35, Callable 9/23/30 @ 100 (b)	5,000	4,007
BNP Paribas, 2.87% (SOFR+1bps), 4/19/32, Callable 4/19/31 @ 100 (a) (b)	1,000	835
BP Capital Markets PLC 4.88% (H15T5Y+440bps), Callable 3/22/30 @ 100 (b) (f)	7,000	6,415
4.38% (H15T5Y+404bps), Callable 6/22/25 @ 100 (b) (f)	7,250	6,958
Brookfield Finance I UK PLC/Brookfield Finance, Inc., 2.34%, 1/30/32, Callable 10/30/31 @ 100 (h)	4,000	3,259
Credit Suisse Group AG 2.19% (SOFR+204bps), 6/5/26, Callable 6/5/25 @ 100 (a) (b)	5,500	4,949
3.09% (SOFR+173bps), 5/14/32, Callable 5/14/31 @ 100 (a) (b)	4,000	3,223
Deutsche Bank AG, 3.74% (SOFR+226bps), 1/7/33, Callable 10/7/31 @ 100 (b)	10,500	7,692
HSBC Holdings PLC 8.11% (SOFR+425bps), 11/3/33, Callable 11/3/32 @ 100 (b)	3,000	3,389
6.80%, 6/1/38	4,000	4,195
JAB Holdings BV, 3.75%, 5/28/51, Callable 11/28/50 @ 100 (a)	7,500	4,987
Lloyds Banking Group PLC 3.57% (LIBOR03M+121bps), 11/7/28, Callable 11/7/27 @ 100 (b)	2,000	1,856
7.95% (H15T1Y+375bps), 11/15/33, Callable 8/15/32 @ 100 (b)	1,818	2,029
Macquarie Bank Ltd., 3.05% (H15T5Y+170bps), 3/3/36, Callable 3/3/31 @ 100 (a) (b)	6,350	4,887
Mizuho Financial Group, Inc., 2.56%, 9/13/31	3,000	2,392
Nationwide Building Society, 4.00%, 9/14/26 (a)	2,118	1,989
Natwest Group PLC, 3.07% (H15T1Y+255bps), 5/22/28, Callable 5/22/27 @ 100 (b)	1,500	1,374
nVent Finance Sarl, 5.65%, 5/15/33, Callable 2/15/33 @ 100	4,680	4,725
Santander UK Group Holdings PLC, 2.90% (SOFR+148bps), 3/15/32, Callable 3/15/31 @ 100 (b)	2,000	1,646
Societe Generale SA 6.22% (H15T1Y+320bps), 6/15/33, Callable 6/15/32 @ 100 (a) (b)	3,000	2,823
4.03% (H15T1Y+190bps), 1/21/43, Callable 1/21/42 @ 100 (a) (b)	1,250	848
Standard Chartered PLC, 4.87% (LIBOR03M+197bps), 3/15/33, Callable 3/15/28 @ 100 (a) (b)	2,000	1,852

See notes to financial statements.

30

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Westpac Banking Corp., 4.11% (H15T5Y+200bps), 7/24/34, Callable 7/24/29 @ 100 (b)	$2,000	$1,805
		83,059
Health Care (0.1%):
STERIS Irish FinCo Unlimited Co., 2.70%, 3/15/31, Callable 12/15/30 @ 100	1,750	1,470
Industrials (0.6%):
Air Canada Pass Through Trust 4.13%, 5/15/25 (a)	9,992	9,356
3.75%, 12/15/27 (a)	4,119	3,813
Avolon Holdings Funding Ltd. 5.50%, 1/15/26, Callable 12/15/25 @ 100 (a)	3,000	2,938
3.25%, 2/15/27, Callable 12/15/26 @ 100 (a)	2,550	2,276
Ferguson Finance PLC, 4.65%, 4/20/32, Callable 1/20/32 @ 100 (a)	250	239
Sydney Airport Finance Co. Pty Ltd., 3.63%, 4/28/26, Callable 1/28/26 @ 100 (a)	2,000	1,934
		20,556
Information Technology (0.2%):
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.65%, 2/15/32, Callable 11/15/31 @ 100	250	206
Open Text Corp., 6.90%, 12/1/27, Callable 11/1/27 @ 100 (a)	2,179	2,253
SK Hynix, Inc., 6.50%, 1/17/33 (a)	3,036	3,022
		5,481
Materials (0.2%):
ArcelorMittal SA, 6.80%, 11/29/32, Callable 8/29/32 @ 100	3,000	3,138
Freeport Indonesia PT, 5.32%, 4/14/32, Callable 1/1/32 @ 100 (a)	2,000	1,929
INEOS Finance PLC, 6.75%, 5/15/28, Callable 2/15/25 @ 103.38 (a)	2,000	1,976
Yara International ASA, 7.38%, 11/14/32, Callable 8/14/32 @ 100 (a)	450	501
		7,544
Real Estate (0.5%):
Ontario Teachers' Cadillac Fairview Properties Trust, 2.50%, 10/15/31, Callable 7/15/31 @ 100 (a)	17,800	14,486
Sovereign Bond (0.1%):
Bermuda Government International Bond, 2.38%, 8/20/30, Callable 5/20/30 @ 100 (a)	3,000	2,576
Total Yankee Dollars (Cost $170,079)		160,149
Municipal Bonds (2.1%)
Alabama (0.1%):
Auburn University Revenue, Series C, 1.85%, 6/1/31, Continuously Callable @100	750	624
City of Homewood AL, GO, Series B, 1.89%, 9/1/32, Continuously Callable @100	1,850	1,488
City of Trussville AL, GO, Series B, 1.78%, 10/1/31, Continuously Callable @100	1,000	819
		2,931

See notes to financial statements.

31

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Arizona (0.2%):
City of Phoenix Civic Improvement Corp. Revenue 1.59%, 7/1/29	$2,000	$1,690
1.84%, 7/1/31, Continuously Callable @100	1,000	817
The University of Arizona Revenue, Series A, 1.82%, 6/1/30	3,070	2,599
		5,106
District of Columbia (0.1%):
District of Columbia Revenue 2.25%, 4/1/27	800	727
2.68%, 4/1/31	1,500	1,279
		2,006
Florida (0.1%):
City of Gainesville Florida Revenue, 2.04%, 10/1/30	2,500	2,076
County of Miami-Dade Florida Aviation Revenue, Series B, 2.61%, 10/1/32, Continuously Callable @100	1,000	841
		2,917
Illinois (0.1%):
Chicago O'Hare International Airport Revenue, Series D, 2.45%, 1/1/31	2,000	1,729
Chicago Transit Authority Sales Tax Receipts Fund Revenue, Series B, 3.10%, 12/1/30	750	682
Illinois Finance Authority Revenue, 5.45%, 8/1/38	1,500	1,407
		3,818
Indiana (0.1%):
Indiana Finance Authority Revenue Series B, 3.08%, 9/15/27	1,130	1,031
Series B, 3.18%, 9/15/28	1,000	898
		1,929
Louisiana (0.1%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, Series A, 4.48%, 8/1/39	2,245	2,194
Louisiana Public Facilities Authority Revenue, 2.28%, 6/1/30	1,750	1,448
		3,642
Maryland (0.3%):
Maryland Economic Development Corp. Revenue Series B, 4.05%, 6/1/27	2,295	2,140
Series B, 4.15%, 6/1/28	2,390	2,201
Series B, 4.25%, 6/1/29	2,490	2,270
Series B, 4.35%, 6/1/30	1,330	1,202
Series B, 4.40%, 6/1/31	1,385	1,243
		9,056
Massachusetts (0.0%): (j)
Massachusetts State College Building Authority Revenue, Series A, 1.80%, 5/1/29	5	4
New Jersey (0.3%):
City of Atlantic, GO Series A, 4.23%, 9/1/25	2,525	2,487
Series A, 4.29%, 9/1/26	2,410	2,370

See notes to financial statements.

32

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Jersey Economic Development Authority Revenue, Series C, 5.71%, 6/15/30	$2,500	$2,608
Rutgers The State University of New Jersey Revenue, Series S, 1.76%, 5/1/29	2,000	1,706
South Jersey Transportation Authority Revenue, Series B, 3.12%, 11/1/26	450	423
		9,594
New York (0.2%):
Metropolitan Transportation Authority Revenue, Build America Bond, Series E, 6.73%, 11/15/30	5,000	5,278
New York City IDA Revenue 2.34%, 1/1/35	1,000	752
2.44%, 1/1/36	1,250	925
New York State Dormitory Authority Revenue, 2.01%, 7/1/28	750	672
		7,627
Oklahoma (0.0%): (j)
The University of Oklahoma Revenue, Series C, 2.45%, 7/1/32, Continuously Callable @100	1,200	1,005
Pennsylvania (0.2%):
City of Philadelphia PA Water & Wastewater Revenue Series B, 1.73%, 11/1/28	1,000	865
Series B, 1.88%, 11/1/29	1,000	846
City of Philadelphia, GO, Series A, 2.71%, 7/15/29	1,000	899
City of Pittsburgh PA, GO Series B, 1.62%, 9/1/29	1,570	1,342
Series B, 1.80%, 9/1/31, Continuously Callable @100	1,200	991
Pennsylvania Economic Development Financing Authority Revenue 2.62%, 3/1/29	1,855	1,656
Series B, 3.20%, 11/15/27	1,000	949
Public Parking Authority of Pittsburgh Revenue, 2.23%, 12/1/28	730	629
		8,177
Tennessee (0.0%): (j)
Metropolitan Government Nashville & Davidson County Sports Authority Revenue, Series C, 2.45%, 8/1/32, Continuously Callable @100	1,500	1,257
Texas (0.3%):
Central Texas Regional Mobility Authority Revenue, Series C, 2.19%, 1/1/29	855	745
City of Houston TX Airport System Revenue, Series C, 2.39%, 7/1/31, Continuously Callable @100	2,000	1,714
Dallas/Fort Worth International Airport Revenue, Series C, 2.25%, 11/1/31, Continuously Callable @100	2,585	2,159
Harris County Cultural Education Facilities Finance Corp. Revenue, 2.79%, 11/15/29	1,385	1,221
Tarrant County Cultural Education Facilities Finance Corp. Revenue, 2.41%, 9/1/31, Continuously Callable @100	1,000	829
Uptown Development Authority Tax Allocation, Series B, 2.68%, 9/1/32, Continuously Callable @100	400	336
Waco Educational Finance Corp. Revenue, 1.79%, 3/1/29	1,500	1,281
		8,285
Total Municipal Bonds (Cost $75,423)		67,354

See notes to financial statements.

33

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Government Agency Mortgages (4.6%)
Federal Home Loan Mortgage Corp. 5.50%, 4/1/36	$30	$31
4.50%, 11/1/42 – 10/1/52	13,084	12,812
3.00%, 1/1/52	3,053	2,746
5.00%, 9/1/52 – 2/1/53	21,213	21,083
		36,672
Federal National Mortgage Association Series 2017-M7, Class A2, 2.96%, 2/25/27 (c)	2,141	2,052
2.50%, 7/1/27 – 11/1/34	6,282	5,894
4.00%, 9/1/42 – 9/1/52	29,701	28,538
3.50%, 9/1/47 – 2/1/50	22,825	21,472
4.50%, 6/1/52 – 9/1/52	21,794	21,290
5.00%, 6/1/52	9,290	9,230
5.50%, 6/1/52 – 10/1/52	9,322	9,395
6.00%, 7/1/52	5,787	5,896
		103,767
Government National Mortgage Association 4.50%, 4/20/53	6,645	6,517
		146,956
Total U.S. Government Agency Mortgages (Cost $155,067)		146,956
U.S. Treasury Obligations (23.4%)
U.S. Treasury Bonds 1.13%, 5/15/40	80,000	53,600
2.38%, 2/15/42	107,000	86,336
3.25%, 5/15/42	28,000	25,931
2.50%, 2/15/45	26,000	20,836
3.38%, 11/15/48	10,000	9,364
1.25%, 5/15/50	10,000	5,830
2.88%, 5/15/52	43,000	36,792
3.63%, 2/15/53	7,804	7,738
U.S. Treasury Notes 4.00%, 2/28/30	2,237	2,306
0.63%, 8/15/30	72,500	59,495
0.88%, 11/15/30	48,300	40,323
1.13%, 2/15/31	80,000	67,950
1.88%, 2/15/32	143,000	126,399
2.75%, 8/15/32	145,000	137,229
4.13%, 11/15/32	11,600	12,245
3.50%, 2/15/33	56,396	56,731
Total U.S. Treasury Obligations (Cost $803,905)		749,105

See notes to financial statements.

34

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Commercial Paper (1.4%) (k)
Global Payments, Inc., 5.63%, 5/1/23	$10,300	$10,295
Jabil, Inc. 5.48%, 5/1/23 (a)	6,800	6,797
5.49%, 5/2/23 (a)	10,000	9,994
5.50%, 5/3/23 (a)	6,250	6,245
5.51%, 5/4/23 (a)	8,400	8,393
Ovintiv, Inc., 3.80%, 5/3/23	3,100	3,099
Total Commercial Paper (Cost $44,842)		44,823
Collateral for Securities Loaned (0.4%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (l)	3,359,802	3,360
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (l)	3,359,802	3,359
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (l)	3,359,802	3,360
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (l)	3,359,802	3,360
Total Collateral for Securities Loaned (Cost $13,439)		13,439
Total Investments (Cost $3,387,409) — 99.4%		3,182,057
Other assets in excess of liabilities — 0.6%		18,233
NET ASSETS — 100.00%		$3,200,290

At April 30, 2023, the Fund's investments in foreign securities were 11.1% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of April 30, 2023, the fair value of these securities was $1,423,185 thousands and amounted to 44.5% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of April 30, 2023.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at April 30, 2023.

(d)  Security is interest only.

(e)  Rounds to less than $1 thousand.

(f)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(g)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(h)  All or a portion of this security is on loan.

(i)  Up to 7.13% of the coupon may be PIK.

(j)  Amount represents less than 0.05% of net assets.

(k)  Rate represents the effective yield at April 30, 2023.

(l)  Rate disclosed is the daily yield on April 30, 2023.

See notes to financial statements.

35

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023 bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

H15T1Y — 1 Year Treasury Constant Maturity Rate

H15T5Y — 5 Year Treasury Constant Maturity Rate

H15T10Y — 10 Year Treasury Constant Maturity Rate

IDA — Industrial Development Authority

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PIK — Payment in-kind

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

SOFR30A — 30-day average of SOFR, rate disclosed as of April 30, 2023.

SOFR01M — 1 Month SOFR, rate disclosed as of April 30, 2023.

SOFR03M — 3 Month SOFR, rate disclosed as of April 30, 2023.

TSFR — Term SOFR

TSFR1M — 1 month Term SOFR, rate disclosed as of April 30, 2023.

TSFR3M — 3 month Term SOFR, rate disclosed as of April 30, 2023.

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

See notes to financial statements.

36

Victory Portfolios III Victory Core Plus Intermediate Bond Fund	Schedule of Portfolio Investments — continued April 30, 2023

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
10-Year U.S. Treasury Note Futures	645	6/21/23	$71,850,802	$74,306,016	$2,455,214
5-Year U.S. Treasury Note Futures	182	6/30/23	19,455,271	19,973,078	517,807
U.S. Long Bond Futures	660	6/21/23	82,484,710	86,893,125	4,408,415
					$7,381,436
Total unrealized appreciation					$7,381,436
Total unrealized depreciation					—
Total net unrealized appreciation (depreciation)					$7,381,436

See notes to financial statements.

37

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory Core Plus Intermediate Bond Fund
Assets:
Investments, at value (Cost $3,387,409)	$3,182,057	(a)
Cash	2,982
Deposit with broker for futures contracts	15,118
Receivables:
Interest and dividends	20,943
Capital shares issued	9,006
Investments sold	13,079
Variation margin on open futures contracts	1,176
From Adviser	72
Prepaid expenses	32
Total Assets	3,244,465
Liabilities:
Payables:
Collateral received on loaned securities	13,439
Distributions	354
Investments purchased	24,605
Capital shares redeemed	3,991
Accrued expenses and other payables:
Investment advisory fees	964
Administration fees	310
Custodian fees	41
Transfer agent fees	257
Compliance fees	3
Trustees' fees	—	(b)
12b-1 fees	7
Other accrued expenses	204
Total Liabilities	44,175
Net Assets:
Capital	3,601,687
Total accumulated earnings/(loss)	(401,397)
Net Assets	$3,200,290
Net Assets
Fund Shares	$1,458,472
Institutional Shares	1,396,075
Class A	59,996
Class C	1,594
Class R6	284,153
Total	$3,200,290
Shares (unlimited number of shares authorized with no par value):
Fund Shares	157,548
Institutional Shares	150,773
Class A	6,488
Class C	172
Class R6	30,685
Total	345,666
Net asset value, offering and redemption price per share: (c)
Fund Shares	$9.26
Institutional Shares	9.26
Class A	9.25
Class C (d)	9.25
Class R6	9.26
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$9.46

(a)  Includes $13,067 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

38

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Core Plus Intermediate Bond Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Dividends	$888	$1,737
Interest	99,960	106,908
Securities lending (net of fees)	70	121
Total Income	100,918	108,766
Expenses:
Investment advisory fees	8,537	13,067
Administration fees — Fund Shares	1,621	2,620
Administration fees — Institutional Shares	1,009	1,642
Administration fees — Class A	60	73
Administration fees — Class C	2	3
Administration fees — Class R6	76	69
Sub-Administration fees	22	28
12b-1 fees — Class A	100	122
12b-1 fees — Class C	12	23
Custodian fees	194	306
Transfer agent fees — Fund Shares	1,218	1,742
Transfer agent fees — Institutional Shares	1,009	1,642
Transfer agent fees — Class A	40	49
Transfer agent fees — Class C	1	2
Transfer agent fees — Class R6	15	14
Trustees' fees	36	50
Compliance fees	22	26
Legal and audit fees	76	109
State registration and filing fees	114	127
Interfund lending fees	— (b)	1
Other expenses	397	455
Total Expenses	14,561	22,170
Expenses waived/reimbursed by Adviser	(404)	(276)
Net Expenses	14,157	21,894
Net Investment Income (Loss)	86,761	86,872
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(98,054)	(65,595)
Net realized gains (losses) from futures contracts	(14,327)	(12,683)
Net change in unrealized appreciation/depreciation on investment securities	13,410	(362,280)
Net change in unrealized appreciation/depreciation on futures contracts	3,804	332
Net realized/unrealized gains (losses) on investments	(95,167)	(440,226)
Change in net assets resulting from operations	$(8,406)	$(353,354)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

39

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Core Plus Intermediate Bond Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$86,761	$86,872	$95,661
Net realized gains (losses)	(112,381)	(78,278)	111,896
Net change in unrealized appreciation/depreciation	17,214	(361,948)	(26,735)
Change in net assets resulting from operations	(8,406)	(353,354)	180,822
Distributions to Shareholders:
Fund Shares	(40,721)	(89,596)	(117,150)
Institutional Shares	(38,647)	(84,811)	(107,060)
Class A	(1,407)	(2,286)	(2,629)
Class C	(36)	(90)	(50)
Class R6	(6,195)	(7,269)	(2,025)
Change in net assets resulting from distributions to shareholders	(87,006)	(184,052)	(228,914)
Change in net assets resulting from capital transactions	28,833	(143,545)	171,322
Change in net assets	(66,579)	(680,951)	123,230
Net Assets:
Beginning of period	3,266,869	3,947,820	3,824,590
End of period	$3,200,290	$3,266,869	$3,947,820
Capital Transactions:
Fund Shares
Proceeds from shares issued	$130,125	$180,520	$271,402
Distributions reinvested	39,376	87,208	113,766
Cost of shares redeemed	(215,477)	(365,222)	(409,467)
Total Fund Shares	$(45,976)	$(97,494)	$(24,299)
Institutional Shares
Proceeds from shares issued	$281,605	$523,253	$381,200
Distributions reinvested	37,209	82,792	104,489
Cost of shares redeemed	(376,655)	(761,725)	(354,935)
Total Institutional Shares	$(57,841)	$(155,680)	$130,754
Class A
Proceeds from shares issued	$16,301	$21,469	$7,156
Distributions reinvested	1,364	2,213	2,563
Cost of shares redeemed	(8,451)	(11,138)	(8,191)
Total Class A	$9,214	$12,544	$1,528
Class C
Proceeds from shares issued	$33	$947	$2,484
Distributions reinvested	35	89	50
Cost of shares redeemed	(469)	(1,188)	(19)
Total Class C	$(401)	$(152)	$2,515
Class R6
Proceeds from shares issued	$155,326	$135,288	$66,952
Distributions reinvested	6,171	7,221	1,669
Cost of shares redeemed	(37,660)	(45,272)	(7,797)
Total Class R6	$123,837	$97,237	$60,824
Change in net assets resulting from capital transactions	$28,833	$(143,545)	$171,322

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(continues on next page)

See notes to financial statements.

40

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Core Plus Intermediate Bond Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
Share Transactions:
Fund Shares
Issued	14,292	17,357	24,607
Reinvested	4,336	8,379	10,340
Redeemed	(23,655)	(35,775)	(37,150)
Total Fund Shares	(5,027)	(10,039)	(2,203)
Institutional Shares
Issued	30,824	49,628	34,747
Reinvested	4,097	7,963	9,495
Redeemed	(41,355)	(72,261)	(32,129)
Total Institutional Shares	(6,434)	(14,670)	12,113
Class A
Issued	1,785	2,111	652
Reinvested	150	214	233
Redeemed	(928)	(1,090)	(745)
Total Class A	1,007	1,235	140
Class C
Issued	3	90	225
Reinvested	4	9	5
Redeemed	(51)	(113)	(2)
Total Class C	(44)	(14)	228
Class R6
Issued	16,982	13,129	6,143
Reinvested	678	700	151
Redeemed	(4,134)	(4,597)	(717)
Total Class R6	13,526	9,232	5,577
Change in Shares	3,028	(14,256)	15,855

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

41

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Core Plus Intermediate Bond Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020		Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$9.53	$11.06	$11.21	$10.78		$10.33	$10.70
Investment Activities:
Net investment income (loss)	0.26 (b)	0.25 (b)	0.28 (b)	0.36	(b)	0.38	0.37
Net realized and unrealized gains (losses)	(0.27)	(1.25)	0.25	0.58		0.46	(0.37)
Total from Investment Activities	(0.01)	(1.00)	0.53	0.94		0.84	—
Distributions to Shareholders from:
Net investment income	(0.26)	(0.25)	(0.28)	(0.36)		(0.39)	(0.37)
Net realized gains	—	(0.28)	(0.40)	(0.15)		—	—
Total Distributions	(0.26)	(0.53)	(0.68)	(0.51)		(0.39)	(0.37)
Net Asset Value, End of Period	$9.26	$9.53	$11.06	$11.21		$10.78	$10.33
Total Return (c) (d)	(0.05)%	(9.39)%	4.83%	8.94%		8.28%	(0.03)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.66%	0.65%	0.63%	0.58%		0.64%	0.63%
Net Investment Income (Loss) (e)	3.76%	2.39%	2.50%	3.32%		3.71%	3.50%
Gross Expenses (e) (f)	0.67%	0.65%	0.63%	0.58%		0.64%	0.63%
Supplemental Data:
Net Assets at end of period (000's)	$1,458,472	$1,549,932	$1,909,199	$1,960,334		$1,949,989	$1,907,941
Portfolio Turnover (c) (i)	42%	65%	69%	73	%(j)	35%	15%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  Reflects increased trading activity due to current year transition or asset allocation shift.

(continues on next page)
See notes to financial statements.

42

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Core Plus Intermediate Bond Fund
	Institutional Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020		Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$9.54	$11.06	$11.22	$10.78		$10.33	$10.70
Investment Activities:
Net investment income (loss)	0.26 (b)	0.25 (b)	0.28 (b)	0.37	(b)	0.39	0.38
Net realized and unrealized gains (losses)	(0.28)	(1.24)	0.24	0.59		0.45	(0.37)
Total from Investment Activities	(0.02)	(0.99)	0.52	0.96		0.84	0.01
Distributions to Shareholders from:
Net investment income	(0.26)	(0.25)	(0.28)	(0.37)		(0.39)	(0.38)
Net realized gains	—	(0.28)	(0.40)	(0.15)		—	—
Total Distributions	(0.26)	(0.53)	(0.68)	(0.52)		(0.39)	(0.38)
Net Asset Value, End of Period	$9.26	$9.54	$11.06	$11.22		$10.78	$10.33
Total Return (c) (d)	(0.10)%	(9.24)%	4.80%	9.11%		8.35%	0.04%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.59%	0.58%	0.57%	0.51%		0.58%	0.56%
Net Investment Income (Loss) (e)	3.82%	2.46%	2.56%	3.39%		3.77%	3.57%
Gross Expenses (e) (f)	0.62%	0.60%	0.59%	0.52%		0.58%	0.56%
Supplemental Data:
Net Assets at end of period (000's)	$1,396,075	$1,499,048	$1,901,458	$1,791,887		$1,798,154	$1,964,377
Portfolio Turnover (c) (i)	42%	65%	69%	73	%(j)	35%	15%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  Reflects increased trading activity due to current year transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

43

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Core Plus Intermediate Bond Fund
	Class A
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020		Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$9.52	$11.05	$11.20	$10.77		$10.32	$10.69
Investment Activities:
Net investment income (loss)	0.24 (b)	0.22 (b)	0.25 (b)	0.33	(b)	0.35	0.34
Net realized and unrealized gains (losses)	(0.27)	(1.25)	0.25	0.58		0.45	(0.37)
Total from Investment Activities	(0.03)	(1.03)	0.50	0.91		0.80	(0.03)
Distributions to Shareholders from:
Net investment income	(0.24)	(0.22)	(0.25)	(0.33)		(0.35)	(0.34)
Net realized gains	—	(0.28)	(0.40)	(0.15)		—	—
Total Distributions	(0.24)	(0.50)	(0.65)	(0.48)		(0.35)	(0.34)
Net Asset Value, End of Period	$9.25	$9.52	$11.05	$11.20		$10.77	$10.32
Total Return (excludes sales charge) (c) (d)	(0.24)%	(9.64)%	4.55%	8.66%		7.97%	(0.31)%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.92%	0.92%	0.91%	0.86%		0.93%	0.90%
Net Investment Income (Loss) (e)	3.52%	2.16%	2.22%	3.06%		3.42%	3.22%
Gross Expenses (e) (f)	0.93%	0.92%	0.92%	0.86%		0.93%	0.90%
Supplemental Data:
Net Assets at end of period (000's)	$59,996	$52,190	$46,911	$45,991		$50,892	$53,308
Portfolio Turnover (c) (i)	42%	65%	69%	73	%(j)	35%	15%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  Reflects increased trading activity due to current year transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

44

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Core Plus Intermediate Bond Fund
	Class C
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	June 29, 2020(b) through 7/31/2020
Net Asset Value, Beginning of Period	$9.53	$11.05	$11.20	$10.99
Investment Activities:
Net investment income (loss)	0.19 (c)	0.15 (c)	0.16 (c)	0.02	(c)
Net realized and unrealized gains (losses)	(0.27)	(1.23)	0.27	0.21
Total from Investment Activities	(0.08)	(1.08)	0.43	0.23
Distributions to Shareholders from:
Net investment income	(0.20)	(0.16)	(0.18)	(0.02)
Net realized gains	—	(0.28)	(0.40)	—
Total Distributions	(0.20)	(0.44)	(0.58)	(0.02)
Net Asset Value, End of Period	$9.25	$9.53	$11.05	$11.20
Total Return (excludes contingent deferred sales charge) (d) (e)	(0.82)%	(10.11)%	3.90%	2.09%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	1.56%	1.54%	1.53%	1.53%
Net Investment Income (Loss) (f)	2.85%	1.51%	1.50%	2.06%
Gross Expenses (f) (g)	2.82%	1.99%	2.60%	175.78%
Supplemental Data:
Net Assets at end of period (000's)	$1,594	$2,059	$2,544	$19
Portfolio Turnover (d) (j)	42%	65%	69%	73	%(k)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Commencement of operations.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning June 29, 2020, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  The amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(k)  Reflects increased trading activity due to current year transition or asset allocation shift.

(continues on next page)

See notes to financial statements.

45

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Core Plus Intermediate Bond Fund
	Class R6
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020		Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$9.54	$11.06	$11.22	$10.79		$10.33	$10.71
Investment Activities:
Net investment income (loss)	0.28 (b)	0.27 (b)	0.29 (b)	0.37	(b)	0.41	0.39
Net realized and unrealized gains (losses)	(0.29)	(1.24)	0.25	0.59		0.46	(0.38)
Total from Investment Activities	(0.01)	(0.97)	0.54	0.96		0.87	0.01
Distributions to Shareholders from:
Net investment income	(0.27)	(0.27)	(0.30)	(0.38)		(0.41)	(0.39)
Net realized gains	—	(0.28)	(0.40)	(0.15)		—	—
Total Distributions	(0.27)	(0.55)	(0.70)	(0.53)		(0.41)	(0.39)
Net Asset Value, End of Period	$9.26	$9.54	$11.06	$11.22		$10.79	$10.33
Total Return (c) (d)	0.03%	(9.08)%	4.97%	9.14%		8.66%	0.12%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.42%	0.41%	0.42%	0.39%		0.39%	0.39%
Net Investment Income (Loss) (e)	4.04%	2.70%	2.65%	3.45%		3.96%	3.74%
Gross Expenses (e) (f)	0.44%	0.43%	0.46%	0.46%		0.74%	0.80%
Supplemental Data:
Net Assets at end of period (000's)	$284,153	$163,640	$87,708	$26,359		$5,513	$4,994
Portfolio Turnover (c) (i)	42%	65%	69%	73	%(j)	35%	15%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(j)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

46

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Core Plus Intermediate Bond Fund (formerly USAA Intermediate-Term Bond Fund) (the "Fund"). The Fund offers five classes of shares: Fund Shares, Institutional Shares, Class A, Class C, and Class R6. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

47

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$556,304	$—	$556,304
Collateralized Mortgage Obligations	—	559,450	—	559,450
Preferred Stocks	16,282	—	—	16,282
Senior Secured Loans	—	68,816	—	68,816
Corporate Bonds	—	799,379	—	799,379
Yankee Dollars	—	160,149	—	160,149
Municipal Bonds	—	67,354	—	67,354
U.S. Government Agency Mortgages	—	146,956	—	146,956
U.S. Treasury Obligations	—	749,105	—	749,105
Commercial Paper	—	44,823	—	44,823
Collateral for Securities Loaned	13,439	—	—	13,439
Total	$29,721	$3,152,336	$—	$3,182,057
Other Financial Investments*
Assets:
Futures Contracts	$7,381	$—	$—	$7,381
Total	$7,381	$—	$—	$7,381

* Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

As of April 30, 2023, there were no transfers into/out of Level 3.

48

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can generally take place within 35 days after the trade date. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are

49

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

reset periodically based upon the fluctuations of a base interest rate such as the Secured Overnight Financing Rate ("SOFR") or London Interbank Offered Rate ("LIBOR") and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts. Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts.

During the nine months ended April 30, 2023, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

50

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of April 30, 2023 (amounts in thousands):

Assets
Variation Margin Receivable on Open Futures Contracts*
Interest Rate Risk Exposure	$7,381

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the nine months ended April 30, 2023 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure	$(14,327)	$3,804

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended July 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure	$(12,683)	$332

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest on the Statements of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest on the Statements of Operations.

51

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$13,067	$—	$13,439

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

52

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$820,751	$1,073,756	$451,032	$194,430

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by a fund-of-funds within its principal investment strategies may represent a significant portion of an underlying fund's assets, and together with the investments of the other affiliated funds-of-funds, may represent a substantial portion or even all of an underlying fund's net assets. The affiliated funds-of-funds annual and semi-annual reports may be viewed at vcm.com. As of April 30, 2023, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated Victory Portfolios III Mutual Funds	Ownership%
Victory Cornerstone Conservative Fund	1.3
Victory Target Retirement Income Fund	1.3
Victory Target Retirement 2030 Fund	1.9
Victory Target Retirement 2040 Fund	1.1
Victory Target Retirement 2050 Fund	0.7
Victory Target Retirement 2060 Fund	0.1

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of the Fund's average daily net assets over $100 million. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Core Plus Bond Funds Index. The Lipper Core Plus Bond Funds Index tracks the total return performance of the largest funds within the Lipper Core Plus Bond Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

53

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Core Plus Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2022, to April 30, 2023, performance adjustments were $764, $752, $19, less than $1, and $40 for Fund Shares, Institutional Shares, Class A, Class C, and Class R6, in thousands, respectively. Performance adjustments were 0.07%, 0.07%, 0.05%, 0.03%, and 0.03% for Fund Shares, Institutional Shares, Class A, Class C and Class R6, respectively. For the period August 1, 2021, to July 31, 2022, performance adjustments were $1,102, $1,030, $23, less than $1, and $28 for Fund Shares, Institutional Shares, Class A, Class C, and Class R6, in thousands, respectively. Performance adjustments were 0.06%, 0.06%, 0.05%, less than 0.01%, and 0.02% for Fund Shares, Institutional Shares, Class A, Class C, and Class R6, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended April 30, 2023, and the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, Class C, and Class R6, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual

54

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, Class C, and Class R6, are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 1.00% of the average daily net assets of Class C and 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A and Class C. Amounts incurred and paid to the Distributor for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A and Class C. For the nine months ended April 30, 2023, the Distributor received $1 thousand from commissions earned in connection with sales of Class A. For the year ended July 31, 2022, the Distributor received $2 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.59%, 0.52%, 0.87%, 1.53%, and 0.39% for Fund Shares, Institutional Shares, Class A, Class C, and Class R6, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

55

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$5	$280	$276	$404	$965

As of July 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$200	$280	$276	$756

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

56

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. For the period June 28, 2022, through April 30,

57

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

2023, interest was based on the one-month SOFR plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for the Fund during the nine months ended April 30, 2023, were as follows (amounts in thousands):

Amount Outstanding at April 30, 2023	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
$—	$1,721	5.90%	$1,721

*  Based on the number of days borrowings were outstanding for the nine months ended April 30, 2023.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the nine months ended April 30, 2023, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at April 30, 2023	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$978	5.36%	$978

*  Based on the number of days borrowings were outstanding for the nine months ended April 30, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$6,435	0.58%	$8,180

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

58

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

8. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Ordinary Income	Total Distributions Paid
$87,006	$87,006

Year Ended July 31, 2022			Year Ended July 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$118,660	$65,392	$184,052	$145,986	$82,928	$228,914

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$189	$74	$(354)	$(91)	$(185,112)	$(216,194)	$(401,397)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, hybrid accruals on interest purchased, perpetual bonds, as of trades, and derivatives.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$77,750	$107,362	$185,112

59

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,398,251	$19,772	$(235,966)	$(216,194)

60

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Core Plus Intermediate Bond Fund (Formerly USAA Intermediate-Term Bond Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Core Plus Intermediate Bond Fund (formerly USAA Intermediate-Term Bond Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

61

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

62

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

63

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

64

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

65

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

66

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

67

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,077.80	$1,021.52	$3.40	$3.31	0.66%
Institutional Shares	1,000.00	1,078.10	1,021.87	3.04	2.96	0.59%
Class A	1,000.00	1,076.50	1,020.23	4.74	4.61	0.92%
Class C	1,000.00	1,073.00	1,017.01	8.07	7.85	1.57%
Class R6	1,000.00	1,079.10	1,022.71	2.17	2.11	0.42%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

68

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended April 30, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)
0.82%	0.82%

69

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Core Plus Intermediate Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

70

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was above the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were equal to the median of its expense group and below the median of its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed

71

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

72

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

73

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40050-0723

April 30, 2023

Annual Report

Victory High Income Fund

(Formerly USAA® High Income Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	45
Supplemental Information (Unaudited)	46
Trustee and Officer Information	46
Proxy Voting and Portfolio Holdings Information	52
Expense Examples	52
Additional Federal Income Tax Information	53
Advisory Contract Approval	54
Liquidity Risk Management Program	57
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory High Income Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

The markets experienced quite a bit of volatility over the last nine months, driven in part by one of the fastest U.S. Federal Reserve (the "Fed") interest rate hiking cycles in history. The aggressive rate hikes were the Fed's attempt to bring down inflation, which has remained relatively elevated, but has come down quite a bit from its highs. As measured by the Consumer Price Index, the inflation level fell from a high of 9.1% in June 2022 to a low of 4.9% in April 2023. Interest rates, as represented by the 10-Year U.S. Treasury, moved from its nadir of 2.60% in August to its zenith of 4.25% in October. Rates have since moved lower as the economy has weakened and expectations increase for the Fed to begin cutting rates soon, with the 10-Year U.S. Treasury settling in at 3.44% at the end of April.

Similarly, high yield credit spreads (as measured by the Bloomberg U.S. High Yield 2% Issuer Capped Index) gyrated quite a bit during the period, hitting a high of 570 bps (a basis point is 1/100th of a percentage point) in September and a low of 403 bps in February. Credit spreads widened again in the wake of three regional bank failures in March. Most of the widening occurred in lower rated CCC credits, while investors de-risked and added exposure to higher quality BB credits which did not widen that much. However, spreads were relatively unchanged at the end of the period at 479 bps, down from 498 bps at the start of the reporting period.

After a turbulent year in 2022, the markets have recovered somewhat. The S&P 500 was up 2.27% for the period after posting a loss of 18.11% for all of 2022. Similarly, the high yield bond market did better, posting a gain, with the Bloomberg U.S. High Yield 2% Issuer Capped Index (the "Index") up 2.24% for the period, but down 11.18% in 2022.

The combination of the rapid interest rate increases coupled with high prices that affected most everyone (food, electricity, gasoline, etc.) has taken its toll on the economy, as quarterly real gross domestic product has slowed from 3.2% in the third quarter of 2022 to 1.1% in the first quarter of 2023. Furthermore, one of the best indicators of recession, a negative spread between the 10-Year U.S. Treasury and the 3-month U.S. Treasury Bill, has been consistently negative since November. As a result, the market is expecting the Fed to begin cutting rates as early as September 2023.

High-yield bond default expectations have begun to rise but are still below historical averages. According to Moody's, the U.S. high-yield latest-12-month default rate was 2.7% in March 2023, up from 1.4% at the beginning of the reporting period. Default rates are expected to continue to rise as the Fed has tightened financial conditions.

•  How did the Victory High Income Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and Class R6. The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund Shares, Institutional Shares, Class A, and Class R6 had total returns (at net asset value) of 2.00%, 2.11%, 1.91%, and 2.19%, respectively. This compares to returns of 2.24% for the Bloomberg U.S. High Yield 2% Issuer Capped Index and 2.09% for the Lipper High Yield Bond Funds Index.

4

Victory High Income Fund

Managers' Commentary (continued)

•  What strategies did you employ during the reporting period?

The Fund earned a positive total return during the reporting period and slightly underperformed the Index. The positive total return was driven primarily by higher coupon income offset by the increase in Treasury rates. The fund's holdings of floating rate senior secured banks loan and other floating rate debt aided performance during the rate rising environment for the reporting period. Allocation and selection also added to performance. Reflecting the portfolio's diversification, the Fund's results were spread among a variety of sectors. Within corporate bonds, the Fund benefited from security selection in retailers, midstream, packaging, and consumer cyclical services. The fund also benefitted from its asset allocation and underweight holdings relative to the index in the technology and retail sectors. Certain other market segments weighed on relative performance. These included oil field services, media, gaming, and wirelines. From a credit risk perspective, asset allocation to and security selection in BBs and underweight to CCC credits provided the most outperformance, while our security selection within B rated high yield bonds underperformed the Index. Our allocation to cash and other fixed income asset classes such as senior secured bank loans, commercial mortgage-backed securities, and collateralized loan obligations also aided performance. We continued to adhere to our disciplined investment approach, which seeks to maintain an attractive yield with an acceptable level of risk.

In keeping with our investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually. During the reporting period, we continued to find attractive opportunities to deploy capital as we seek to take advantage of relative value opportunities across the fixed income market. Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

Thank you for allowing us to assist you with your investment needs.

5

Victory High Income Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

	Fund Shares	Institutional Shares	Class A		Class R6
INCEPTION DATE	8/2/99	8/1/08	8/2/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg US High Yield 2% Issuer Capped Index[1]	Lipper High Yield Bond Funds Index[2]
One Year	0.80%	0.94%	0.70%	–1.52%	1.09%	1.21%	0.63%
Five Year	2.10%	2.20%	1.98%	1.53%	2.42%	3.27%	2.93%
Ten Year	3.11%	3.20%	2.91%	2.68%	N/A	4.01%	3.52%
Since Inception	N/A	N/A	N/A	N/A	3.29%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory High Income Fund — Growth of $10,000

1The unmanaged Bloomberg US High Yield 2% Issuer Capped Index is an index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and nonconvertible. The index limits the maximum exposure to any one issuer to 2%. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper High Yield Bond Funds Index tracks the total return performance of the funds within the Lipper High Yield Funds category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Portfolios III Victory High Income Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

Sector Allocation*:

April 30, 2023

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (2.1%)
Chesapeake Funding II LLC, Series 2023-1A, Class D, 6.69%, 5/15/35, Callable 12/15/25 @ 100 (a)	$375	$377
Evergreen Credit Card Trust, Series 2022-CRT1, Class C, 6.19%, 7/15/26 (a)	3,000	2,962
Evergreen Credit Card Trust, Series 2022-CRT2, Class C, 7.44%, 11/15/26 (a)	3,000	3,012
Ford Credit Auto Owner Trust, Series 2023-1, Class D, 6.26%, 8/15/35, Callable 2/15/28 @ 100 (a)	1,966	1,972
Hertz Vehicle Financing LLC, Series 2022-4A, Class B, 4.12%, 9/25/26, Callable 9/25/25 @ 100 (a)	1,070	1,027
LAD Auto Receivables Trust, Series 2023-1A, Class D, 7.30%, 6/17/30, Callable 11/15/26 @ 100 (a)	2,263	2,251
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49, Callable 11/19/23 @ 100 (a)	2,176	1,948
Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class E, 8.68%, 8/16/32, Callable 12/15/25 @ 100 (a)	2,028	1,993
SCF Equipment Leasing LLC, Series 2022-2A, Class D, 6.50%, 10/20/32, Callable 8/20/29 @ 100 (a)	989	895
United Auto Credit Securitization Trust, Series 2023-1, Class C, 6.28%, 7/10/28, Callable 2/10/27 @ 100 (a)	2,500	2,504
VB-S1 Issuer LLC, Series 2022-1A, Class F, 5.27%, 2/15/52, Callable 2/15/26 @ 100 (a)	3,000	2,718
Total Asset-Backed Securities (Cost $21,865)		21,659
Collateralized Mortgage Obligations (3.1%)
720 East CLO Ltd., Series 2022-1A, Class D, 10.72% (TSFR3M+615bps), 1/20/36, Callable 1/20/25 @ 100 (a) (b)	9,500	9,151
720 East CLO Ltd., Series 2023-1A, Class E, 13.53% (TSFR3M+865bps), 4/15/36, Callable 4/15/25 @ 100 (a) (b)	12,750	12,378
Aventura Mall Trust, Series 2018-AVM, Class C, 4.25%, 7/5/40 (a) (c)	3,000	2,646
Barrow Hanley CLO I Ltd., Series 2023-1A, Class D, 11.03% (TSFR3M+616bps), 4/20/35, Callable 4/20/24 @ 100 (a) (b)	3,700	3,643
BPR Trust, Series 2022-STAR, Class A, 8.12% (TSFR1M+323bps), 8/15/24 (a) (b)	2,536	2,534
BXP Trust, Series 2021-601L, Class D, 2.87%, 1/15/44 (a) (c)	2,000	1,278
CHL Mortgage Pass-Through Trust, Series 2004-25, Class 1A6, 5.98% (LIBOR01M+96bps), 2/25/35, Callable 5/25/23 @ 100 (b)	486	72
Total Collateralized Mortgage Obligations (Cost $32,254)		31,702
Common Stocks (0.4%)
Communication Services (0.1%):
AT&T, Inc.	39,101	691
Energy (0.2%):
BP PLC, ADR	9,808	395
GenOn Energy, Inc.	16,168	1,590
Sabine Oil & Gas Holdings, Inc. (d)	2,824	—	(e)
Shell PLC, ADR	1,159	72
		2,057

See notes to financial statements.

8

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Real Estate (0.1%):
Crown Castle, Inc.	6,253	$770
Total Common Stocks (Cost $5,469)		3,518
Preferred Stocks (2.0%)
Communication Services (0.2%):
Qwest Corp., 6.50%, 9/1/56	135,286	1,802
Consumer Staples (0.4%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (f)	87,180	2,280
CHS, Inc., cumulative redeemable, Series 2, 7.10% (LIBOR03M+429bps) (b) (f)	76,204	1,890
		4,170
Energy (1.1%):
NuStar Logistics LP, 11.99% (LIBOR03M+673bps), 1/15/43 (b)	437,747	11,180
Real Estate (0.3%):
Equity Residential, cumulative redeemable, Series K, 8.29% (f)	45,314	2,404
Prologis, Inc., cumulative redeemable, Series Q, 8.54% (f)	5,310	299
		2,703
Total Preferred Stocks (Cost $21,675)		19,855
Senior Secured Loans (6.7%)
AAdvantage Loyalty IP Ltd., Initial Term Loan, First Lien, 10.00% (LIBOR03M+475bps), 4/20/28 (b)	$750	754
Bausch + Lomb Corp., Initial Term Loans, First Lien, 8.36% (SOFR03M+325bps), 5/10/27 (b)	1,990	1,933
Bausch Health Cos., Inc., Second Amendment Term Loan, First Lien, 10.14% (SOFR01M+525bps), 2/1/27 (b)	2,376	1,913
Central Parent, Inc., Initial Term Loan, First Lien, 9.15% (SOFR03M+425bps), 7/6/29 (b)	1,995	1,992
Clarios Global LP, Term Loan, First Lien, 4/20/30 (g)	1,500	1,498
Clydesdale Acquisition Holdings, Inc., Term B Loans, First Lien, 9.08% (SOFR01M+418bps), 4/13/29 (b)	992	969
CNT Holdings I Corp., Second Lien Initial Term Loans, Second Lien, 11.71% (SOFR03M+675bps), 11/6/28 (b)	2,000	1,887
Directv Financing LLC, Closing Date Term Loans, First Lien, 9.84% (LIBOR01M+500bps), 7/22/27 (b)	2,740	2,626
Fertitta Entertainment LLC, Initial B Term Loan, First Lien, 8.81% (SOFR01M+400bps), 1/27/29 (b)	1,474	1,432
Great Outdoors Group LLC, Term B1, First Lien, 8.59% (LIBOR01M+375bps), 3/5/28 (b)	1,990	1,971
H-Food Holdings LLC, Initial Term Loan, First Lien, 8.53% (LIBOR01M+369bps), 5/31/25 (b)	2,487	1,940
Indicor LLCInitial Dollar, Term Loan, First Lien, 9.40% (SOFR03M+450bps), 11/22/29 (b)	5,000	4,965
Indy US Bidco LLC, Fifth Amendment Incremental Term Loans, First Lien, 11.06% (SOFR01M+625bps), 3/5/28 (b)	1,632	1,455
Indy US Bidco LLC, Term Loan B, First Lien, 3/5/28 (g)	3,368	3,001

See notes to financial statements.

9

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Latam Airlines Group SA, s.Aintial Term Loan, First Lien, 14.46% (SOFR01M+950bps), 10/12/27 (b)	$2,993	$3,027
Lealand Finance Co. BV, Make Whole Term Loan, First Lien, 7.84% (LIBOR01M+300bps), 6/30/24 (b)	39	26
Lealand Finance Co. BV, Take-Back Term Loan, First Lien (3.00% PIK), 5.84% (LIBOR01M+100bps), 6/30/25 (b)	350	231
Life Time, Inc., 2021 Refinancing Term Loan, First Lien, 9.59% (LIBOR01M+475bps), 12/15/24 (b)	9,000	8,986
Mauser Packaging Solutions Holding Co., Initial Term Loan, First Lien, 8.80% (SOFR01M+400bps), 8/10/26 (b)	1,000	996
Medline Borrower LP, Initial Dollar Term Loans, First Lien, 8.09% (LIBOR01M+325bps), 10/21/28 (b)	1,492	1,448
Mileage Plus Holdings LLC, Initial Term Loan, First Lien, 10.21% (LIBOR03M+525bps), 6/20/27 (b)	1,700	1,767
Neptune Bidco US, Inc., Dollar Term B Loan, First Lien, 9.90% (SOFR03M+500bps), 4/11/29 (b) (h)	3,000	2,673
Petco Health & Wellness Co., Inc., Initial Term Loans, First Lien, 8.15% (SOFR03M+325bps), 2/25/28 (b)	486	478
Polaris Newco LLC, Dollar Term Loan, First Lien, 9.16% (LIBOR03M+400bps), 6/4/28 (b)	1,231	1,139
Pregis TopCo LLC, Initial Term Loan, First Lien, 8.67% (SOFR01M+375bps), 7/25/26 (b)	1,451	1,425
Quicksilver Resources, Inc., Loans, Second Lien, 6/21/19 (d) (g)	3,914	6
Rand Parent LLC, 9.13% (SOFR03M+425bps), 2/9/30 (b)	500	467
Staples, Inc., 2019 Refinancing New Term B-1 Loans, First Lien, 4/12/26 (g)	2,000	1,802
Sunshine Luxembourg VII Sarl, Facility B3 Commitments, First Lien, 8.91% (LIBOR03M+375bps), 10/2/26 (b)	177	175
Team Health Holdings, Inc., Facility Extending Term Loan B, First Lien, 10.06% (SOFR01M+525bps), 2/17/27 (b)	3,930	2,543
The Michaels Cos., Inc., Term B Loans, First Lien, 9.41% (LIBOR03M+425bps), 4/15/28 (b)	1,995	1,824
TIBCO Software, Inc., Term A Loan, First Lien, 9.40% (SOFR01M+450bps), 9/30/28 (b)	16	15
TIBCO Software, Inc., Term A Loan, First Lien, 9.40% (SOFR03M+450bps), 9/30/28 (b)	5,734	5,347
Trident TPI Holdings, Inc., Term Loans, First Lien, 9/17/28 (g)	500	486
UKG Inc., 2021 Incremental Term Loan, Second Lien, 10.47% (LIBOR03M+525bps), 5/3/27 (b)	2,000	1,918
Whatabrands LLC, Initial Term B Loans, First Lien, 8.09% (LIBOR01M+325bps), 7/21/28 (b)	1,093	1,080
Wok Holdings, Inc., Initial Term Loans, First Lien, 11.34% (LIBOR01M+650bps), 3/1/26 (b)	1,888	1,726
Total Senior Secured Loans (Cost $73,079)		67,921
Corporate Bonds (64.8%)
Communication Services (12.1%):
AMC Networks, Inc., 4.25%, 2/15/29, Callable 2/15/24 @ 102.13	4,000	2,772
Cable One, Inc., 4.00%, 11/15/30, Callable 11/15/25 @ 102 (a) (i)	4,421	3,591
Cablevision Lightpath LLC, 5.63%, 9/15/28, Callable 9/15/23 @ 102.81 (a)	2,797	2,046

See notes to financial statements.

10

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 3/1/30, Callable 9/1/24 @ 102.38 (a)	$3,500	$3,013
4.50%, 8/15/30, Callable 2/15/25 @ 102.25 (a)	2,500	2,109
7.38%, 3/1/31, Callable 3/1/26 @ 103.69 (a)	1,875	1,837
4.50%, 6/1/33, Callable 6/1/27 @ 102.25 (a)	5,000	3,987
4.25%, 1/15/34, Callable 1/15/28 @ 102.13 (a)	4,000	3,062
Clear Channel Outdoor Holdings, Inc. 5.13%, 8/15/27, Callable 6/5/23 @ 102.56 (a)	3,750	3,387
7.50%, 6/1/29, Callable 6/1/24 @ 103.75 (a)	1,000	740
CSC Holdings LLC 7.50%, 4/1/28, Callable 5/15/23 @ 103.75 (a)	3,000	1,882
11.25%, 5/15/28, Callable 5/15/25 @ 105.63 (a)	1,500	1,495
6.50%, 2/1/29, Callable 2/1/24 @ 103.25 (a)	4,500	3,758
5.75%, 1/15/30, Callable 1/15/25 @ 102.88 (a)	5,500	2,805
4.13%, 12/1/30, Callable 12/1/25 @ 102.06 (a)	2,000	1,437
5.00%, 11/15/31, Callable 11/15/26 @ 102.5 (a)	2,500	1,198
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26, Callable 6/5/23 @ 103.38 (a) (i)	6,475	4,909
Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.88%, 8/15/27, Callable 8/15/23 @ 104.41 (a)	4,000	3,510
DISH DBS Corp. 7.75%, 7/1/26	3,000	1,732
5.25%, 12/1/26, Callable 6/1/26 @ 100 (a)	2,500	1,908
DISH Network Corp., 11.75%, 11/15/27, Callable 5/15/25 @ 105.88 (a)	14,250	13,475
Embarq Corp., 8.00%, 6/1/36	2,500	1,074
Frontier Communications Holdings LLC 5.00%, 5/1/28, Callable 5/1/24 @ 102.5 (a)	2,000	1,755
6.75%, 5/1/29, Callable 5/1/24 @ 103.38 (a) (i)	3,000	2,414
8.63%, 3/15/31, Callable 3/15/26 @ 104.31 (a)	4,000	3,901
Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (a)	5,500	3,553
iHeartCommunications, Inc. 6.38%, 5/1/26, Callable 5/22/23 @ 101.59	2,000	1,722
8.38%, 5/1/27, Callable 5/22/23 @ 102.09 (i)	5,000	3,274
Lumen Technologies, Inc., 4.00%, 2/15/27, Callable 6/5/23 @ 102 (a)	1,000	668
Match Group Holdings II LLC, 4.63%, 6/1/28, Callable 6/5/23 @ 102.31 (a)	2,000	1,845
News Corp., 5.13%, 2/15/32, Callable 2/15/27 @ 102.56 (a)	1,000	925
Nexstar Media, Inc. 5.63%, 7/15/27, Callable 5/15/23 @ 104.22 (a)	3,000	2,818
4.75%, 11/1/28, Callable 11/1/23 @ 102.38 (a)	2,000	1,759
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 9/15/26, Callable 9/15/23 @ 102.25 (a)	2,000	1,565
6.50%, 9/15/28, Callable 9/15/23 @ 103.25 (a)	1,000	466
Scripps Escrow II, Inc. 3.88%, 1/15/29, Callable 1/15/24 @ 101.94 (a)	1,500	1,169
5.38%, 1/15/31, Callable 1/15/26 @ 102.69 (a) (i)	2,000	1,392
Scripps Escrow, Inc., 5.88%, 7/15/27, Callable 6/5/23 @ 104.41 (a)	4,000	2,889
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (a) (i)	4,250	3,283
Sirius XM Radio, Inc. 4.13%, 7/1/30, Callable 7/1/25 @ 102.06 (a)	4,000	3,207
3.88%, 9/1/31, Callable 9/1/26 @ 101.94 (a)	2,000	1,511
TEGNA, Inc., 5.00%, 9/15/29, Callable 9/15/24 @ 102.5	2,500	2,197

See notes to financial statements.

11

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Townsquare Media, Inc., 6.88%, 2/1/26, Callable 6/5/23 @ 103.44 (a)	$4,000	$3,725
Univision Communications, Inc., 7.38%, 6/30/30, Callable 6/30/25 @ 103.69 (a)	4,000	3,837
Urban One, Inc., 7.38%, 2/1/28, Callable 2/1/24 @ 103.69 (a)	1,866	1,696
Zayo Group Holdings, Inc. 4.00%, 3/1/27, Callable 6/5/23 @ 100 (a)	1,500	1,135
6.13%, 3/1/28, Callable 6/5/23 @ 103.06 (a) (i)	500	319
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 2/1/29, Callable 2/1/24 @ 101.94 (a)	4,500	3,881
		122,633
Consumer Discretionary (14.2%):
APX Group, Inc., 5.75%, 7/15/29, Callable 7/15/24 @ 102.88 (a)	3,000	2,682
Asbury Automotive Group, Inc. 4.75%, 3/1/30, Callable 3/1/25 @ 102.38	1,500	1,327
5.00%, 2/15/32, Callable 11/15/26 @ 102.5 (a)	3,000	2,586
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 4/1/30, Callable 4/1/25 @ 102.31 (a)	3,000	2,481
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 3/1/29, Callable 3/1/24 @ 102.69 (a) (i)	3,000	2,720
Bath & Body Works, Inc., 6.88%, 11/1/35	2,000	1,801
Beazer Homes USA, Inc., 7.25%, 10/15/29, Callable 10/15/24 @ 103.63	3,000	2,868
Boyd Gaming Corp., 4.75%, 6/15/31, Callable 6/15/26 @ 102.38 (a)	2,000	1,825
Boyne USA, Inc., 4.75%, 5/15/29, Callable 5/15/24 @ 102.38 (a)	2,015	1,827
Caesars Entertainment, Inc. 8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (a)	500	510
7.00%, 2/15/30, Callable 2/15/26 @ 103.5 (a)	3,750	3,786
Carnival Corp. 5.75%, 3/1/27, Callable 12/1/26 @ 100 (a)	1,000	823
9.88%, 8/1/27, Callable 2/1/24 @ 104.94 (a)	9,500	9,748
6.00%, 5/1/29, Callable 11/1/24 @ 103 (a)	4,500	3,535
Churchill Downs, Inc., 6.75%, 5/1/31, Callable 5/1/26 @ 103.38 (a)	2,500	2,518
Clarios Global LP/Clarios US Finance Co., 8.50%, 5/15/27, Callable 6/5/23 @ 102.13 (a)	1,000	1,007
Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28, Callable 8/1/23 @ 104 (a)	1,000	927
Evergreen Acqco 1 LP/TVI, Inc., 9.75%, 4/26/28, Callable 2/15/25 @ 104.88 (a)	1,000	1,002
Everi Holdings, Inc., 5.00%, 7/15/29, Callable 7/15/24 @ 102.5 (a)	1,000	891
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 1/15/30, Callable 1/15/25 @ 103.38 (a)	500	405
Ford Motor Co. 6.63%, 10/1/28	4,000	4,093
4.75%, 1/15/43	2,000	1,504
Graham Packaging Co., Inc., 7.13%, 8/15/28, Callable 8/15/23 @ 103.56 (a)	1,500	1,313
Group 1 Automotive, Inc., 4.00%, 8/15/28, Callable 8/15/23 @ 102 (a)	1,000	887
Hanesbrands, Inc., 9.00%, 2/15/31, Callable 2/15/26 @ 104.5 (a) (i)	1,000	1,024
Hilton Domestic Operating Co., Inc., 4.00%, 5/1/31, Callable 5/1/26 @ 102 (a)	2,000	1,767
KB Home, 4.80%, 11/15/29, Callable 5/15/29 @ 100	1,000	937
Lindblad Expeditions Holdings, Inc., 9.00%, 5/15/28, Callable 5/15/25 @ 104.5 (a)	3,000	3,001
Lindblad Expeditions LLC, 6.75%, 2/15/27, Callable 2/15/24 @ 103.38 (a)	1,000	946
Lithia Motors, Inc. 3.88%, 6/1/29, Callable 6/1/24 @ 101.94 (a)	10,000	8,659
4.38%, 1/15/31, Callable 10/15/25 @ 102.19 (a)	1,000	859

See notes to financial statements.

12

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
M/I Homes, Inc., 4.95%, 2/1/28, Callable 5/22/23 @ 103.71	$4,000	$3,764
Macy's Retail Holdings LLC, 5.88%, 3/15/30, Callable 3/15/25 @ 102.94 (a)	4,000	3,549
Marriott Ownership Resorts, Inc., 4.50%, 6/15/29, Callable 6/15/24 @ 102.25 (a)	2,000	1,745
MGM Resorts International, 4.75%, 10/15/28, Callable 7/15/28 @ 100	3,000	2,788
Murphy Oil USA, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	2,000	1,711
NCL Corp. Ltd. 5.88%, 3/15/26, Callable 12/15/25 @ 100 (a)	10,000	8,599
8.38%, 2/1/28, Callable 2/1/25 @ 104.19 (a)	3,625	3,655
NCL Corp., Ltd., 5.88%, 2/15/27, Callable 2/15/24 @ 102.94 (a)	2,000	1,887
Newell Brands, Inc., 5.88%, 4/1/36, Callable 10/1/35 @ 100	3,000	2,548
Nordstrom, Inc. 4.38%, 4/1/30, Callable 1/1/30 @ 100	2,000	1,564
4.25%, 8/1/31, Callable 5/1/31 @ 100	1,500	1,114
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 6.00%, 2/15/28, Callable 2/15/24 @ 103 (a)	3,000	2,232
Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 4/6/31, Callable 1/6/31 @ 100 (a)	4,200	3,294
Royal Caribbean Cruises Ltd., 11.63%, 8/15/27, Callable 8/15/24 @ 105.81 (a)	5,000	5,320
Scientific Games Holdings LP/Scientific Games US FinCo., Inc., 6.63%, 3/1/30, Callable 3/1/25 @ 103.31 (a)	2,000	1,774
Scientific Games International, Inc., 7.25%, 11/15/29, Callable 11/15/24 @ 103.63 (a)	2,000	2,005
Sotheby's, 7.38%, 10/15/27, Callable 5/15/23 @ 103.69 (a)	6,500	6,082
Staples, Inc., 7.50%, 4/15/26, Callable 6/5/23 @ 101.88 (a)	1,000	845
Taylor Morrison Communities, Inc., 5.75%, 1/15/28, Callable 10/15/27 @ 100 (a)	1,000	992
The Gap, Inc., 3.63%, 10/1/29, Callable 10/1/24 @ 101.81 (a)	3,000	2,132
The Michaels Cos., Inc., 5.25%, 5/1/28, Callable 11/1/23 @ 102.63 (a)	500	412
Travel + Leisure Co., 4.50%, 12/1/29, Callable 9/1/29 @ 100 (a)	500	436
Trident TPI Holdings, Inc. 6.63%, 11/1/25 (a)	3,000	2,999
12.75%, 12/31/28, Callable 12/31/25 @ 106.38 (a)	1,000	1,025
USA Compression Partners LP/USA Compression Finance, 6.88%, 4/1/26, Callable 6/5/23 @ 101.72	500	495
Valvoline, Inc., 3.63%, 6/15/31, Callable 6/15/26 @ 101.81 (a)	1,000	831
VOC Escrow Ltd., 5.00%, 2/15/28, Callable 6/5/23 @ 102.5 (a)	2,500	2,227
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 9/15/28, Callable 9/15/23 @ 102.44 (a)	2,085	1,816
Wyndham Hotels & Resorts, Inc., 4.38%, 8/15/28, Callable 8/15/23 @ 102.19 (a)	2,000	1,860
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/1/25, Callable 12/1/24 @ 100 (a)	1,500	1,480
5.25%, 5/15/27, Callable 2/15/27 @ 100 (a)	1,500	1,441
ZF North America Capital, Inc., 7.13%, 4/14/30, Callable 2/14/30 @ 100 (a)	1,000	1,033
		143,914
Consumer Staples (3.1%):
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 6.50%, 2/15/28, Callable 2/15/25 @ 103.25 (a)	2,000	2,032
4.88%, 2/15/30, Callable 2/15/25 @ 103.66 (a)	7,500	7,018
Edgewell Personal Care Co., 4.13%, 4/1/29, Callable 4/1/24 @ 102.06 (a)	2,500	2,222
H-Food Holdings LLC/Hearthside Finance Co., Inc., 8.50%, 6/1/26, Callable 5/15/23 @ 102.13 (a)	2,000	1,248

See notes to financial statements.

13

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Lamb Weston Holdings, Inc., 4.38%, 1/31/32, Callable 1/31/27 @ 102.19 (a)	$500	$457
NBM US Holdings, Inc., 6.63%, 8/6/29, Callable 8/6/24 @ 103.31 (a)	3,000	2,702
Performance Food Group, Inc., 4.25%, 8/1/29, Callable 8/1/24 @ 102.13 (a)	2,500	2,273
Pilgrim's Pride Corp., 3.50%, 3/1/32, Callable 9/1/26 @ 101.75	1,000	806
Post Holdings, Inc. 5.50%, 12/15/29, Callable 12/15/24 @ 102.75 (a)	2,500	2,379
4.63%, 4/15/30, Callable 4/15/25 @ 102.31 (a)	3,000	2,708
Spectrum Brands, Inc., 3.88%, 3/15/31, Callable 3/15/26 @ 101.94 (a)	3,000	2,461
Triton Water Holdings, Inc., 6.25%, 4/1/29, Callable 4/1/24 @ 103.13 (a)	2,000	1,680
U.S. Foods, Inc., 4.75%, 2/15/29, Callable 2/15/24 @ 102.38 (a)	4,000	3,720
		31,706
Energy (4.9%):
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25, Callable 6/5/23 @ 103.81 (a)	1,500	1,515
California Resources Corp., 7.13%, 2/1/26, Callable 6/5/23 @ 103.57 (a)	1,500	1,515
Callon Petroleum Co. 8.25%, 7/15/25, Callable 6/5/23 @ 102.06	3,000	2,991
8.00%, 8/1/28, Callable 8/1/24 @ 104 (a) (i)	3,000	2,961
7.50%, 6/15/30, Callable 6/15/25 @ 103.75 (a) (i)	500	476
CONSOL Energy, Inc., 11.00%, 11/15/25, Callable 6/5/23 @ 102.75 (a)	792	817
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 6/15/31, Callable 6/15/26 @ 102.75 (a)	2,500	2,331
Crestwood Midstream Partners, LP/Crestwood Midstream Finance Corp., 8.00%, 4/1/29, Callable 4/1/24 @ 104 (a)	1,000	1,017
Earthstone Energy Holdings LLC, 8.00%, 4/15/27, Callable 4/15/24 @ 106 (a)	1,000	976
Encino Acquisition Partners Holdings LLC, 8.50%, 5/1/28, Callable 5/1/24 @ 104.25 (a)	2,000	1,782
Energy Transfer LP, 7.13% (H15T5Y+531bps), Callable 5/15/30 @ 100 (b) (f)	1,000	843
Enterprise TE Partners LP, 7.74% (LIBOR03M+278bps), 6/1/67, Callable 6/5/23 @ 100 (b)	3,000	2,678
EQM Midstream Partners LP 7.50%, 6/1/27, Callable 6/1/24 @ 103.75 (a)	2,000	1,991
5.50%, 7/15/28, Callable 4/15/28 @ 100	1,000	910
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25%, 11/1/28, Callable 11/1/23 @ 103.13 (a)	7,000	6,703
6.25%, 4/15/32, Callable 5/15/27 @ 103.13 (a)	1,000	936
PDC Energy, Inc., 5.75%, 5/15/26, Callable 6/5/23 @ 101.44	1,500	1,459
Petroleos Mexicanos, 6.63%, 6/15/35	2,000	1,397
SM Energy Co., 5.63%, 6/1/25, Callable 6/5/23 @ 100	3,000	2,934
Sunoco LP/Sunoco Finance Corp. 4.50%, 5/15/29, Callable 5/15/24 @ 102.25	3,000	2,724
4.50%, 4/30/30, Callable 4/30/25 @ 102.25	2,000	1,790
Tallgrass Energy Partners LP/Tallgras Energy Finance Corp., 6.00%, 3/1/27, Callable 6/5/23 @ 103 (a)	3,000	2,896
Talos Production, Inc., 12.00%, 1/15/26, Callable 5/22/23 @ 106	1,000	1,055
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.00%, 1/15/28, Callable 6/5/23 @ 102.5	2,000	1,958
Vital Energy, Inc. 10.13%, 1/15/28, Callable 6/5/23 @ 107.59 (i)	2,875	2,883
7.75%, 7/31/29, Callable 7/31/24 @ 103.88 (a)	500	441
		49,979

See notes to financial statements.

14

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Financials (7.3%):
AssuredPartners, Inc., 5.63%, 1/15/29, Callable 12/15/23 @ 102.81 (a)	$3,500	$3,035
Blackstone Private Credit Fund 2.63%, 12/15/26, Callable 11/15/26 @ 100	4,000	3,401
3.25%, 3/15/27, Callable 2/15/27 @ 100	3,000	2,585
CEC Entertainment LLC, 6.75%, 5/1/26, Callable 6/5/23 @ 103.38 (a)	866	823
Citizens Bank NA, 4.12% (SOFR+140bps), 5/23/25, Callable 5/23/24 @ 100 (b)	794	758
Ford Motor Credit Co. LLC 3.38%, 11/13/25, Callable 10/13/25 @ 100	2,000	1,858
4.13%, 8/17/27, Callable 6/17/27 @ 100	6,250	5,731
5.11%, 5/3/29, Callable 2/3/29 @ 100	8,500	7,919
Gray Escrow II, Inc., 5.38%, 11/15/31, Callable 11/15/26 @ 102.69 (a)	11,000	7,059
HUB International Ltd., 5.63%, 12/1/29, Callable 12/1/24 @ 102.81 (a)	290	259
Hunt Cos., Inc., 5.25%, 4/15/29, Callable 4/15/24 @ 102.63 (a)	2,928	2,258
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 8/15/28, Callable 8/15/24 @ 102.5 (a)	2,500	2,110
LABL, Inc. 6.75%, 7/15/26, Callable 5/15/23 @ 103.38 (a)	1,000	991
10.50%, 7/15/27, Callable 5/15/23 @ 105.25 (a)	3,000	2,850
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 6/15/29, Callable 6/15/24 @ 102.38 (a)	1,000	791
Lehman Brothers Holdings, 5.75%, 4/25/11, MTN	1,000	2
Lehman Brothers Treasury Co. BV, MTN (f) (j)	1,447	7
Level 3 Financing, Inc. 4.25%, 7/1/28, Callable 7/1/23 @ 102.13 (a)	2,000	1,165
10.50%, 5/15/30, Callable 5/15/26 @ 105.25 (a)	4,296	4,113
Lions Gate Capital Holdings LLC, 5.50%, 4/15/29, Callable 4/15/24 @ 102.75 (a)	3,500	2,532
Medline Borrower LP, 3.88%, 4/1/29, Callable 10/1/24 @ 101.94 (a)	4,500	3,937
MetLife, Inc., 10.75%, 8/1/39, Callable 8/1/34 @ 100	1,000	1,307
Neptune Bidco US, Inc., 9.29%, 4/15/29, Callable 10/15/25 @ 104.65 (a)	2,500	2,353
NFP Corp. 6.88%, 8/15/28, Callable 8/15/23 @ 103.44 (a)	1,886	1,646
7.50%, 10/1/30, Callable 10/1/25 @ 103.75 (a)	2,500	2,457
Olympus Water US Holding Corp., 4.25%, 10/1/28, Callable 10/1/24 @ 102.13 (a)	2,000	1,702
OneMain Finance Corp., 7.13%, 3/15/26	2,000	1,948
OWL Rock Core Income Corp., 5.50%, 3/21/25 (a)	1,000	972
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 5/15/29, Callable 5/15/24 @ 102.44 (a)	3,500	3,040
PRA Group, Inc., 8.38%, 2/1/28, Callable 2/1/25 @ 104.19 (a)	2,333	2,334
Starwood Property Trust, Inc., 4.38%, 1/15/27, Callable 7/15/26 @ 100 (a)	1,000	861
Summer BC Bidco B LLC, 5.50%, 10/31/26, Callable 7/15/23 @ 102.75 (a)	2,000	1,692
		74,496
Health Care (4.2%):
Centene Corp., 4.63%, 12/15/29, Callable 12/15/24 @ 102.31	4,000	3,781
CHS/Community Health Systems, Inc. 8.00%, 3/15/26, Callable 6/5/23 @ 102 (a)	4,800	4,767
5.25%, 5/15/30, Callable 5/15/25 @ 102.63 (a)	2,000	1,665
DaVita, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (a)	5,000	4,008
Eastern Maine Healthcare Systems, 5.02%, 7/1/36	3,000	2,904
Embecta Corp., 6.75%, 2/15/30, Callable 2/15/27 @ 101.69 (a)	1,000	907
See notes to financial statements.

15

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Encompass Health Corp., 4.63%, 4/1/31, Callable 4/1/26 @ 102.31	$500	$447
Global Medical Response, Inc., 6.50%, 10/1/25, Callable 5/9/23 @ 101.63 (a)	3,000	1,852
Pediatrix Medical Group, Inc., 5.38%, 2/15/30, Callable 2/15/25 @ 102.69 (a) (i)	2,000	1,827
Prestige Brands, Inc., 3.75%, 4/1/31, Callable 4/1/26 @ 101.88 (a)	3,500	2,964
Select Medical Corp., 6.25%, 8/15/26, Callable 6/5/23 @ 103.13 (a)	2,500	2,450
Tenet Healthcare Corp. 6.13%, 10/1/28, Callable 10/1/23 @ 103.06 (i)	5,500	5,335
6.88%, 11/15/31	5,000	4,915
US Acute Care Solutions LLC, 6.38%, 3/1/26, Callable 6/5/23 @ 103.19 (a)	5,000	4,480
		42,302
Industrials (9.7%):
Allegiant Travel Co., 7.25%, 8/15/27, Callable 8/15/24 @ 103.63 (a)	2,500	2,477
American Airlines, Inc., 7.25%, 2/15/28, Callable 2/15/25 @ 103.63 (a)	500	486
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29 (a)	5,150	4,898
BlueLinx Holdings, Inc., 6.00%, 11/15/29, Callable 11/15/24 @ 103 (a)	1,000	836
Builders FirstSource, Inc., 4.25%, 2/1/32, Callable 8/1/26 @ 102.13 (a)	1,100	964
BWX Technologies, Inc., 4.13%, 4/15/29, Callable 4/15/24 @ 102.06 (a)	1,000	907
CDI Escrow Issuer, Inc., 5.75%, 4/1/30, Callable 4/1/25 @ 102.88 (a)	3,000	2,893
Gates Global LLC/Gates Corp., 6.25%, 1/15/26, Callable 6/5/23 @ 101.56 (a)	3,000	2,973
Griffon Corp., 5.75%, 3/1/28, Callable 6/5/23 @ 102.88	1,500	1,378
H&E Equipment Services, Inc., 3.88%, 12/15/28, Callable 12/15/23 @ 101.94 (a)	2,000	1,728
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26, Callable 1/20/24 @ 102.88 (a)	1,250	1,164
Howmet Aerospace, Inc., 5.95%, 2/1/37	1,000	1,015
JB Poindexter & Co., Inc., 7.13%, 4/15/26, Callable 6/5/23 @ 101.78 (a)	7,500	7,237
Matthews International Corp., 5.25%, 12/1/25, Callable 6/5/23 @ 101.31 (a)	3,500	3,353
NES Fircroft Bondco A/S, 11.75%, 9/29/26, Callable 9/29/24 @ 105.88 (a)	5,000	5,179
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.38%, 8/31/27, Callable 8/31/26 @ 100 (a)	1,000	897
6.25%, 1/15/28, Callable 6/5/23 @ 103.13 (a)	6,000	5,622
Rand Parent LLC, 8.50%, 2/15/30, Callable 2/15/26 @ 104.25 (a)	2,000	1,810
Regal Rexnord Corp., 6.40%, 4/15/33, Callable 1/15/33 @ 100 (a)	2,686	2,737
Ritchie Bros Holdings, Inc., 7.75%, 3/15/31, Callable 3/15/26 @ 103.88 (a)	1,000	1,063
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29, Callable 10/15/24 @ 102.19 (a)	1,000	908
Spirit AeroSystems, Inc. 7.50%, 4/15/25, Callable 6/5/23 @ 101.88 (a)	6,000	5,968
9.38%, 11/30/29, Callable 11/30/25 @ 104.69 (a)	500	538
Spirit Airlines Pass Through Trust, 4.10%, 4/1/28	1,762	1,635
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 9/20/25, Callable 9/20/23 @ 104 (a)	2,075	2,095
8.00%, 9/20/25, Callable 9/20/23 @ 104 (a)	1,500	1,515
Standard Industries, Inc. 4.38%, 7/15/30, Callable 7/15/25 @ 102.19 (a)	3,000	2,585
3.38%, 1/15/31, Callable 7/15/25 @ 101.69 (a)	5,000	3,962
The ADT Security Corp. 4.13%, 8/1/29, Callable 8/1/28 @ 100 (a)	2,000	1,747
4.88%, 7/15/32 (a)	3,000	2,612

See notes to financial statements.

16

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Hertz Corp. 4.63%, 12/1/26, Callable 12/1/23 @ 102.31 (a)	$2,000	$1,801
5.00%, 12/1/29, Callable 12/1/24 @ 102.5 (a)	1,500	1,227
TransDigm, Inc. 7.50%, 3/15/27, Callable 6/5/23 @ 101.88	5,000	5,026
5.50%, 11/15/27, Callable 6/5/23 @ 102.75	3,500	3,359
6.75%, 8/15/28, Callable 2/15/25 @ 103.38 (a)	1,000	1,015
4.88%, 5/1/29, Callable 5/1/24 @ 102.44	3,000	2,726
U.S. Airways Pass Through Trust, 3.95%, 11/15/25	1,897	1,779
Uber Technologies, Inc., 7.50%, 9/15/27, Callable 6/5/23 @ 105.63 (a)	2,000	2,063
United Airlines Pass Through Trust, 4.88%, 1/15/26	19	19
United Rentals North America, Inc., 4.00%, 7/15/30, Callable 7/15/25 @ 102	1,500	1,342
Waste Pro USA, Inc., 5.50%, 2/15/26, Callable 6/5/23 @ 101.38 (a)	2,000	1,860
WESCO Distribution, Inc., 7.25%, 6/15/28, Callable 6/15/23 @ 103.63 (a)	1,000	1,028
XPO Escrow Sub LLC, 7.50%, 11/15/27, Callable 11/15/24 @ 103.75 (a)	2,000	2,058
		98,485
Information Technology (2.7%):
Acuris Finance US, Inc./Acuris Finance SARL, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5 (a)	2,000	1,586
AthenaHealth Group, Inc., 6.50%, 2/15/30, Callable 2/15/25 @ 103.25 (a)	2,500	2,051
Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29, Callable 6/15/25 @ 103.63 (a)	4,000	3,962
Cloud Software Group Holdings, Inc., 6.50%, 3/31/29, Callable 9/30/25 @ 103.25 (a)	1,000	900
Cloud Software Group, Inc., 9.00%, 9/30/29, Callable 9/30/25 @ 104.5 (a)	2,500	2,148
CommScope Technologies LLC, 6.00%, 6/15/25, Callable 5/15/23 @ 101 (a)	1,000	940
Gen Digital, Inc., 7.13%, 9/30/30, Callable 9/30/25 @ 103.56 (a)	2,000	2,011
NCR Corp., 5.13%, 4/15/29, Callable 4/15/24 @ 102.56 (a)	1,500	1,298
Open Text Holdings, Inc., 4.13%, 12/1/31, Callable 12/1/26 @ 102.06 (a)	3,500	2,900
Sabre GLBL, Inc., 11.25%, 12/15/27, Callable 6/15/25 @ 105.63 (a)	2,000	1,755
Seagate HDD Cayman, 9.63%, 12/1/32, Callable 12/1/27 @ 104.81 (a)	4,590	5,033
Twilio, Inc., 3.88%, 3/15/31, Callable 3/15/26 @ 101.94	1,000	835
Unisys Corp., 6.88%, 11/1/27, Callable 11/1/23 @ 103.44 (a)	1,000	668
Western Digital Corp., 3.10%, 2/1/32, Callable 11/1/31 @ 100	2,250	1,629
		27,716
Materials (3.1%):
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 9/1/29, Callable 5/15/24 @ 102 (a)	1,000	814
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 8/15/27, Callable 6/5/23 @ 102.63 (a)	2,750	2,354
Axalta Coating Systems LLC, 3.38%, 2/15/29, Callable 2/15/24 @ 101.69 (a)	2,000	1,740
Glatfelter Corp., 4.75%, 11/15/29, Callable 11/1/24 @ 102.38 (a)	1,500	1,064
Kaiser Aluminum Corp., 4.50%, 6/1/31, Callable 6/1/26 @ 102.25 (a)	3,000	2,374
Knife River Holding Co., 7.75%, 5/1/31, Callable 5/1/26 @ 103.88 (a)	2,500	2,534
LABL, Inc., 9.50%, 11/1/28, Callable 11/1/25 @ 104.75 (a)	750	772
Louisiana-Pacific Corp., 3.63%, 3/15/29, Callable 3/15/24 @ 101.81 (a)	2,000	1,752
Mauser Packaging Solutions Holding Co., 7.88%, 8/15/26, Callable 8/15/24 @ 103.94 (a)	500	507
Novelis Corp., 4.75%, 1/30/30, Callable 1/30/25 @ 102.38 (a)	1,500	1,358

See notes to financial statements.

17

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Olin Corp., 5.00%, 2/1/30, Callable 2/1/24 @ 102.5	$2,500	$2,337
Owens-Brockway Glass Container, Inc., 6.63%, 5/13/27, Callable 6/5/23 @ 103.31 (a)	2,500	2,508
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, 10/15/28, Callable 10/15/24 @ 102.19 (a)	2,000	1,761
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/27, Callable 10/15/23 @ 102 (a)	1,000	900
Sasol Financing USA LLC, 8.75%, 5/3/29, Callable 3/3/29 @ 100 (a)	1,500	1,508
SCIH Salt Holdings, Inc., 4.88%, 5/1/28, Callable 5/1/24 @ 102.44 (a)	2,000	1,800
The Chemours Co. 5.75%, 11/15/28, Callable 11/15/23 @ 102.88 (a)	1,000	889
4.63%, 11/15/29, Callable 11/15/24 @ 102.31 (a)	2,000	1,647
Tronox, Inc., 4.63%, 3/15/29, Callable 3/15/24 @ 102.31 (a)	2,000	1,661
United States Steel Corp., 6.88%, 3/1/29, Callable 3/1/24 @ 103.44	903	892
		31,172
Real Estate (1.7%):
Kilroy Realty LP, 2.65%, 11/15/33, Callable 8/15/33 @ 100	2,500	1,658
Outfront Media Capital LLC/Outfront Media Capital Corp., 4.63%, 3/15/30, Callable 3/15/25 @ 102.31 (a)	2,500	2,115
SBA Tower Trust, 6.60%, 1/15/28, Callable 1/15/27 @ 100 (a)	1,053	1,104
Service Properties Trust, 4.38%, 2/15/30, Callable 8/15/29 @ 100	2,000	1,488
The Howard Hughes Corp., 4.38%, 2/1/31, Callable 2/1/26 @ 102.19 (a)	4,261	3,457
TK Elevator US Newco, Inc., 5.25%, 7/15/27, Callable 7/15/23 @ 102.63 (a)	2,000	1,869
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28, Callable 9/15/25 @ 105.25 (a)	3,000	2,867
VICI Properties LP/VICI Note Co., Inc., 4.13%, 8/15/30, Callable 2/15/25 @ 102.06 (a)	2,676	2,402
		16,960
Utilities (1.8%):
Alliant Holdings Intermediate LLC/Alliant Holdings Co., 6.75%, 4/15/28, Callable 4/15/25 @ 103.38 (a)	1,000	999
Calpine Corp., 4.63%, 2/1/29, Callable 2/1/24 @ 102.31 (a)	7,000	6,069
NRG Energy, Inc. 10.25% (H15T5Y+592bps), Callable 3/15/28 @ 100 (a) (b) (f)	500	493
5.75%, 1/15/28, Callable 5/22/23 @ 102.88	2,500	2,439
3.63%, 2/15/31, Callable 2/15/26 @ 101.81 (a)	4,000	3,237
Vistra Operations Co. LLC 5.00%, 7/31/27, Callable 5/15/23 @ 102.5 (a)	5,000	4,752
4.38%, 5/1/29, Callable 5/1/24 @ 102.19 (a)	1,000	895
		18,884
Total Corporate Bonds (Cost $706,030)		658,247
Yankee Dollars (13.2%)
Communication Services (1.5%):
Altice France Holding SA, 6.00%, 2/15/28, Callable 6/5/23 @ 103 (a) (i)	4,500	2,769
Altice France SA 8.13%, 2/1/27, Callable 5/15/23 @ 104.06 (a)	3,000	2,680
5.50%, 10/15/29, Callable 10/15/24 @ 102.75 (a)	3,000	2,249

See notes to financial statements.

18

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
LCPR Senior Secured Financing DAC, 5.13%, 7/15/29, Callable 7/15/24 @ 102.56 (a)	$1,500	$1,284
Telecom Italia Capital SA, 7.20%, 7/18/36	5,000	4,513
Videotron Ltd., 3.63%, 6/15/29, Callable 6/15/24 @ 101.81 (a) (i)	2,500	2,178
		15,673
Consumer Discretionary (2.0%):
IHO Verwaltungs GmbH, 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (a) (k)	6,024	5,401
International Game Technology PLC, 6.25%, 1/15/27, Callable 7/15/26 @ 100 (a)	2,000	2,026
Jaguar Land Rover Automotive PLC, 5.88%, 1/15/28, Callable 1/15/24 @ 102.94 (a)	3,500	3,031
Mattamy Group Corp., 4.63%, 3/1/30, Callable 3/1/25 @ 102.31 (a)	4,000	3,505
Melco Resorts Finance Ltd. 5.75%, 7/21/28, Callable 7/21/23 @ 102.88 (a)	1,000	874
5.38%, 12/4/29, Callable 12/4/24 @ 102.69 (a)	2,000	1,659
Royal Caribbean Cruises Ltd. 5.50%, 8/31/26, Callable 2/28/26 @ 100 (a)	2,000	1,835
5.50%, 4/1/28, Callable 10/1/27 @ 100 (a)	2,000	1,764
7.25%, 1/15/30, Callable 12/15/25 @ 103.63 (a)	500	501
		20,596
Energy (1.9%):
Baytex Energy Corp. 8.75%, 4/1/27, Callable 6/5/23 @ 106.56 (a)	1,750	1,803
8.50%, 4/30/30, Callable 4/30/26 @ 104.25 (a)	2,000	2,010
Harbour Energy PLC, 5.50%, 10/15/26, Callable 10/15/23 @ 102.75 (a)	2,000	1,821
Ithaca Energy North Sea PLC, 9.00%, 7/15/26, Callable 7/15/23 @ 104.5 (a)	2,000	1,924
Northriver Midstream Finance LP, 5.63%, 2/15/26, Callable 6/5/23 @ 102.81 (a)	2,000	1,876
Petrobras Global Finance BV, 5.50%, 6/10/51, Callable 12/10/50 @ 100 (i)	2,000	1,586
Petroleos Mexicanos, 6.84%, 1/23/30, Callable 10/23/29 @ 100	3,000	2,423
Tullow Oil PLC, 10.25%, 5/15/26, Callable 6/5/23 @ 105.13	2,000	1,563
Var Energi ASA, 8.00%, 11/15/32, Callable 8/15/32 @ 100 (a)	1,000	1,086
Vermilion Energy, Inc., 6.88%, 5/1/30, Callable 5/1/25 @ 103.44 (a)	3,000	2,783
		18,875
Financials (2.9%):
Adient Global Holdings Ltd., 8.25%, 4/15/31, Callable 4/15/26 @ 104.13 (a)	1,000	1,024
Altice Financing SA 5.00%, 1/15/28, Callable 6/5/23 @ 102.5 (a)	4,000	3,240
5.75%, 8/15/29, Callable 8/15/24 @ 102.88 (a)	5,000	3,990
Credit Suisse AG, 6.50%, 8/8/23 (a)	2,250	2,155
Deutsche Bank AG 4.88% (USISDA05+255bps), 12/1/32, Callable 12/1/27 @ 100 (b)	3,000	2,496
3.74% (SOFR+226bps), 1/7/33, Callable 10/7/31 @ 100 (b)	4,850	3,553
Iris Holding, Inc., 10.00%, 12/15/28, Callable 6/15/25 @ 105 (a) (i)	3,500	2,771
Jones Deslauriers Insurance Management, Inc. 8.50%, 3/15/30, Callable 3/15/26 @ 104.25 (a)	1,250	1,260
10.50%, 12/15/30, Callable 12/15/25 @ 105.25 (a)	360	366
Macquarie Bank Ltd., 3.05% (H15T5Y+170bps), 3/3/36, Callable 3/3/31 @ 100 (a) (b)	2,000	1,539
UniCredit SpA, 5.86% (USISDA05+370bps), 6/19/32, Callable 6/19/27 @ 100 (a) (b)	5,000	4,557

See notes to financial statements.

19

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28, Callable 7/15/23 @ 102.5 (a)	$1,000	$897
Vmed O2 UK Financing I PLC, 4.25%, 1/31/31, Callable 1/31/26 @ 102.13 (a)	2,000	1,659
		29,507
Health Care (0.5%):
Bausch Health Cos., Inc., 4.88%, 6/1/28, Callable 6/1/24 @ 102.44 (a)	2,000	1,322
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 5/9/27, Callable 2/9/27 @ 100	3,000	2,802
8.13%, 9/15/31, Callable 6/15/31 @ 100	400	422
		4,546
Industrials (2.1%):
Air Canada Pass Through Trust, 4.13%, 5/15/25 (a)	4,537	4,249
ATS Corp., 4.13%, 12/15/28, Callable 12/15/23 @ 102.06 (a)	1,000	900
Bombardier, Inc. 7.88%, 4/15/27, Callable 6/5/23 @ 101.97 (a)	6,000	5,985
7.50%, 2/1/29, Callable 2/1/26 @ 103.75 (a)	1,500	1,475
Latam Airlines Group SA 13.38%, 10/15/27, Callable 10/15/24 @ 110.03 (a)	3,000	3,147
13.38%, 10/15/29, Callable 10/15/25 @ 110.03 (a) (i)	2,000	2,101
Rolls-Royce PLC, 5.75%, 10/15/27, Callable 7/15/27 @ 100 (a)	1,967	1,962
Seaspan Corp., 5.50%, 8/1/29, Callable 8/1/24 @ 102.75 (a)	1,500	1,197
		21,016
Information Technology (0.1%):
Open Text Corp., 6.90%, 12/1/27, Callable 11/1/27 @ 100 (a)	1,059	1,095
Materials (1.8%):
Alcoa Nederland Holding BV, 6.13%, 5/15/28, Callable 6/5/23 @ 103.06 (a)	1,300	1,293
ARD Finance SA, 6.50%, 6/30/27, Callable 6/5/23 @ 103.25 (a) (l)	1,000	825
Eldorado Gold Corp., 6.25%, 9/1/29, Callable 9/1/24 @ 103.13 (a)	2,000	1,860
Endeavour Mining PLC, 5.00%, 10/14/26, Callable 10/14/23 @ 102.5 (a)	4,320	3,745
First Quantum Minerals Ltd., 7.50%, 4/1/25, Callable 5/15/23 @ 100 (a)	3,000	2,991
Infrabuild Australia Pty Ltd., 12.00%, 10/1/24, Callable 6/5/23 @ 106 (a)	2,000	1,909
Methanex Corp., 5.25%, 12/15/29, Callable 9/15/29 @ 100	3,931	3,690
Mineral Resources, Ltd., 8.00%, 11/1/27, Callable 11/1/24 @ 104 (a)	1,000	1,016
NOVA Chemicals Corp., 4.25%, 5/15/29, Callable 5/15/24 @ 102.13 (a)	500	405
Trivium Packaging Finance BV, 8.50%, 8/15/27, Callable 5/15/23 @ 104.25 (a)	1,000	966
		18,700
Real Estate (0.1%):
TK Elevator Holdco GmbH, 7.63%, 7/15/28, Callable 7/15/23 @ 103.81 (a) (i)	1,000	890
Sovereign Bond (0.1%):
Bahamas Government International Bond, 6.00%, 11/21/28, Callable 8/21/28 @ 100 (a)	1,500	1,148
Utilities (0.2%):
Empresa Electrica Cochrane SpA, 5.50%, 5/14/27 (a)	1,991	1,840
Total Yankee Dollars (Cost $143,242)		133,886

See notes to financial statements.

20

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (5.7%) (m)
Aviation Capital Group, 5.15%, 5/8/23 (a)	$6,700	$6,691
Canadian Natural Resources Ltd., 3.69%, 5/3/23 (a)	6,000	5,995
Global Payments, Inc. 5.64%, 5/2/23	3,000	2,998
5.64%, 5/4/23	2,300	2,298
5.65%, 5/5/23 (a)	4,600	4,595
Jabil, Inc., 5.48%, 5/1/23 (a)	9,900	9,896
Ovintiv, Inc. 3.80%, 5/3/23	3,000	2,999
5.32%, 5/4/23	3,000	2,997
Quanta Services, Inc. 5.32%, 5/1/23 (a)	2,300	2,299
5.34%, 5/3/23 (a)	2,500	2,498
5.37%, 5/5/23 (a)	5,100	5,095
Walgreens Boots Alliance, Inc. 5.53%, 5/1/23 (a)	1,300	1,299
5.53%, 5/2/23 (a)	6,000	5,996
5.53%, 5/4/23 (a)	2,600	2,598
Total Commercial Paper (Cost $58,278)		58,254
Exchange-Traded Funds (2.0%)
iShares BB Rated Corporate Bond ETF	180,000	8,136
iShares iBoxx High Yield Corporate Bond ETF (i)	70,599	5,320
SPDR Bloomberg High Yield Bond ETF (i)	70,315	6,504
Total Exchange-Traded Funds (Cost $19,976)		19,960
Collateral for Securities Loaned (2.7%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.77% (n)	6,819,753	6,820
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.76% (n)	6,819,753	6,819
Invesco Government & Agency Portfolio, Institutional Shares, 4.78% (n)	6,819,753	6,820
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.77% (n)	6,819,753	6,820
Total Collateral for Securities Loaned (Cost $27,279)		27,279
Total Investments (Cost $1,109,147) — 102.7%		1,042,281
Liabilities in excess of other assets — (2.7)%		(26,936)
NET ASSETS — 100.00%		$1,015,345

At April 30, 2023, the Fund's investments in foreign securities were 17.8% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of April 30, 2023, the fair value of these securities was $730,284 thousands and amounted to 71.9% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of April 30, 2023.

See notes to financial statements.

21

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at April 30, 2023.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of April 30, 2023. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(e)  Rounds to less than $1 thousand.

(f)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(g)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(h)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(i)  All or a portion of this security is on loan.

(j)  Zero-coupon bond.

(k)  Up to 7.13% of the coupon may be PIK.

(l)  Up to 7.25% of the coupon may be PIK.

(m)  Rate represents the effective yield at April 30, 2023.

(n)  Rate disclosed is the daily yield on April 30, 2023.

ADR — American Depositary Receipt

bps — Basis points

ETF — Exchange-Traded Fund

H15T5Y — 5 Year Treasury Constant Maturity Rate

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of April 30, 2023, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PIK — Payment in-kind

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

SOFR01M — 1 Month SOFR, rate disclosed as of April 30, 2023.

SOFR03M — 3 Month SOFR, rate disclosed as of April 30, 2023.

TSFR — Term SOFR

See notes to financial statements.

22

Victory Portfolios III Victory High Income Fund	Schedule of Portfolio Investments — continued April 30, 2023

TSFR1M — 1 month Term SOFR, rate disclosed as of April 30, 2023.

TSFR3M — 3 month Term SOFR, rate disclosed as of April 30, 2023.

USISDA05 — 5 Year ICE Swap Rate, rate disclosed as of April 30, 2023.

See notes to financial statements.

23

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

	Victory High Income Fund
Assets:
Investments, at value (Cost $1,109,147)	$1,042,281	(a)
Cash	1,783
Deposit with broker for futures contracts	93
Receivables:
Interest and dividends	15,351
Capital shares issued	1,141
Investments sold	3,870
From Adviser	32
Prepaid expenses	7
Total Assets	1,064,558
Liabilities:
Payables:
Collateral received on loaned securities	27,279
Investments purchased	20,384
Capital shares redeemed	785
Accrued expenses and other payables:
Investment advisory fees	417
Administration fees	114
Custodian fees	23
Transfer agent fees	107
Compliance fees	1
12b-1 fees	—	(b)
Other accrued expenses	103
Total Liabilities	49,213
Net Assets:
Capital	1,305,979
Total accumulated earnings/(loss)	(290,634)
Net Assets	$1,015,345
Net Assets
Fund Shares	$747,751
Institutional Shares	264,669
Class A	2,151
Class R6	774
Total	$1,015,345
Shares (unlimited number of shares authorized with no par value):
Fund Shares	111,471
Institutional Shares	39,513
Class A	320
Class R6	115
Total	151,419
Net asset value, offering and redemption price per share: (c)
Fund Shares	$6.71
Institutional Shares	6.70
Class A	6.73
Class R6	6.71
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$6.88

(a)  Includes $26,369 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

24

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory High Income Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Dividends	$2,514	$2,696
Interest	52,522	69,665
Securities lending (net of fees)	555	357
Foreign tax withholding	—	— (b)
Total Income	55,591	72,718
Expenses:
Investment advisory fees	3,354	5,506
Administration fees — Fund Shares	842	1,315
Administration fees — Institutional Shares	198	405
Administration fees — Class A	2	4
Administration fees — Class R6	— (b)	— (b)
Sub-Administration fees	18	23
12b-1 fees — Class A	4	6
Custodian fees	95	89
Transfer agent fees — Fund Shares	763	1,114
Transfer agent fees — Institutional Shares	198	405
Transfer agent fees — Class A	2	2
Transfer agent fees — Class R6	— (b)	— (b)
Trustees' fees	35	49
Compliance fees	7	10
Legal and audit fees	81	91
State registration and filing fees	62	83
Interfund lending fees	—	3
Other expenses	131	188
Total Expenses	5,792	9,293
Expenses waived/reimbursed by Adviser	(124)	(95)
Net Expenses	5,668	9,198
Net Investment Income (Loss)	49,923	63,520
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(43,918)	34,234
Net change in unrealized appreciation/depreciation on investment securities	12,407	(198,527)
Net realized/unrealized gains (losses) on investments	(31,511)	(164,293)
Change in net assets resulting from operations	$18,412	$(100,773)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

25

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory High Income Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$49,923	$63,520	$91,178
Net realized gains (losses)	(43,918)	34,234	20,046
Net change in unrealized appreciation/ depreciation	12,407	(198,527)	92,386
Change in net assets resulting from operations	18,412	(100,773)	203,610
Distributions to Shareholders:
Fund Shares	(36,709)	(44,394)	(48,734)
Institutional Shares	(13,212)	(20,502)	(40,433)
Class A	(103)	(118)	(296)
Class R6	(38)	(26)	(208)
Change in net assets resulting from distributions to shareholders	(50,062)	(65,040)	(89,671)
Change in net assets resulting from capital transactions	(56,164)	(498,274)	(185,398)
Change in net assets	(87,814)	(664,087)	(71,459)
Net Assets:
Beginning of period	1,103,159	1,767,246	1,838,705
End of period	$1,015,345	$1,103,159	$1,767,246
Capital Transactions:
Fund Shares
Proceeds from shares issued	$45,867	$64,024	$90,425
Distributions reinvested	33,764	41,155	45,288
Cost of shares redeemed	(91,030)	(168,670)	(262,821)
Total Fund Shares	$(11,399)	$(63,491)	$(127,108)
Institutional Shares
Proceeds from shares issued	$3,736	$22,776	$130,926
Distributions reinvested	13,193	20,474	40,372
Cost of shares redeemed	(61,707)	(478,339)	(219,424)
Total Institutional Shares	$(44,778)	$(435,089)	$(48,126)
Class A
Proceeds from shares issued	$10	$122	$82
Distributions reinvested	92	101	102
Cost of shares redeemed	(114)	(264)	(5,204)
Total Class A	$(12)	$(41)	$(5,020)
Class R6
Proceeds from shares issued	$269	$850	$162
Distributions reinvested	38	26	22
Cost of shares redeemed	(282)	(529)	(5,328)
Total Class R6	$25	$347	$(5,144)
Change in net assets resulting from capital transactions	$(56,164)	$(498,274)	$(185,398)

(continues on next page)

See notes to financial statements.

26

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory High Income Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
Share Transactions:
Fund Shares
Issued	6,880	8,498	11,660
Reinvested	5,072	5,550	5,880
Redeemed	(13,647)	(22,457)	(34,060)
Total Fund Shares	(1,695)	(8,409)	(16,520)
Institutional Shares
Issued	559	3,067	17,052
Reinvested	1,983	2,747	5,246
Redeemed	(9,081)	(61,041)	(28,493)
Total Institutional Shares	(6,539)	(55,227)	(6,195)
Class A
Issued	1	16	12
Reinvested	14	14	13
Redeemed	(16)	(35)	(662)
Total Class A	(1)	(5)	(637)
Class R6
Issued	40	122	20
Reinvested	6	4	3
Redeemed	(41)	(74)	(681)
Total Class R6	5	52	(658)
Change in Shares	(8,230)	(63,589)	(24,010)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

27

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory High Income Fund
	Fund Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$6.91	$7.92	$7.44	$7.91	$8.01	$8.27
Investment Activities:
Net investment income (loss)	0.33 (b)	0.37 (b)	0.39 (b)	0.44 (b)	0.47	0.47
Net realized and unrealized gains (losses)	(0.20)	(1.00)	0.47	(0.47)	(0.10)	(0.26)
Total from Investment Activities	0.13	(0.63)	0.86	(0.03)	0.37	0.21
Distributions to Shareholders from:
Net investment income	(0.33)	(0.38)	(0.38)	(0.44)	(0.47)	(0.47)
Total Distributions	(0.33)	(0.38)	(0.38)	(0.44)	(0.47)	(0.47)
Redemption Fees Added to Beneficial Interests	—	—	—	—	— (c)	— (c)
Net Asset Value, End of Period	$6.71	$6.91	$7.92	$7.44	$7.91	$8.01
Total Return (d) (e)	2.00%	(8.17)%	11.84%	(0.27)%	4.85%	2.65%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.78%	0.75%	0.75%	0.81%	0.85%	0.81%
Net Investment Income (Loss) (f)	6.53%	4.93%	5.01%	5.82%	5.93%	5.79%
Gross Expenses (f) (g)	0.79%	0.75%	0.75%	0.81%	0.85%	0.81%
Supplemental Data:
Net Assets at end of period (000's)	$747,751	$782,254	$962,971	$1,027,510	$1,212,711	$1,207,790
Portfolio Turnover (d) (j)	60%	35%	30%	48%	31%	22%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

28

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Income Fund
	Institutional Shares
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$6.90	$7.91	$7.43	$7.90	$8.00	$8.26
Investment Activities:
Net investment income (loss)	0.33 (b)	0.38 (b)	0.39 (b)	0.44 (b)	0.47	0.48
Net realized and unrealized gains (losses)	(0.19)	(1.00)	0.48	(0.47)	(0.09)	(0.26)
Total from Investment Activities	0.14	(0.62)	0.87	(0.03)	0.38	0.22
Distributions to Shareholders from:
Net investment income	(0.34)	(0.39)	(0.39)	(0.44)	(0.48)	(0.48)
Total Distributions	(0.34)	(0.39)	(0.39)	(0.44)	(0.48)	(0.48)
Redemption Fees Added to Beneficial Interests	—	—	—	—	— (c)	— (c)
Net Asset Value, End of Period	$6.70	$6.90	$7.91	$7.43	$7.90	$8.00
Total Return (d) (e)	2.11%	(8.08)%	11.93%	(0.19)%	4.94%	2.74%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.64%	0.64%	0.67%	0.72%	0.78%	0.72%
Net Investment Income (Loss) (f)	6.65%	5.00%	5.08%	5.91%	6.00%	5.88%
Gross Expenses (f) (g)	0.66%	0.65%	0.68%	0.73%	0.78%	0.72%
Supplemental Data:
Net Assets at end of period (000's)	$264,669	$317,913	$801,226	$798,688	$913,599	$966,124
Portfolio Turnover (d) (j)	60%	35%	30%	48%	31%	22%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

29

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Income Fund
	Class A
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$6.93	$7.94	$7.46	$7.93	$8.03	$8.28
Investment Activities:
Net investment income (loss)	0.32 (b)	0.36 (b)	0.38 (b)	0.43 (b)	0.46	0.46
Net realized and unrealized gains (losses)	(0.20)	(1.00)	0.47	(0.48)	(0.10)	(0.26)
Total from Investment Activities	0.12	(0.64)	0.85	(0.05)	0.36	0.20
Distributions to Shareholders from:
Net investment income	(0.32)	(0.37)	(0.37)	(0.42)	(0.46)	(0.45)
Total Distributions	(0.32)	(0.37)	(0.37)	(0.42)	(0.46)	(0.45)
Redemption Fees Added to Beneficial Interests	—	—	—	—	— (c)	—	(c)
Net Asset Value, End of Period	$6.73	$6.93	$7.94	$7.46	$7.93	$8.03
Total Return (excludes sales charges) (d) (e)	1.91%	(8.22)%	11.58%	(0.44)%	4.69%	2.55%
Ratios to Average Net Assets:
Net Expenses (f) (g) (h) (i)	0.90%	0.83%	0.92%	0.98%	1.00%	1.02	%(j)
Net Investment Income (Loss) (f)	6.41%	4.85%	4.89%	5.63%	5.78%	5.58%
Gross Expenses (f) (g)	1.81%	1.58%	1.37%	1.09%	1.21%	1.13%
Supplemental Data:
Net Assets at end of period (000's)	$2,151	$2,229	$2,586	$7,184	$10,021	$10,019
Portfolio Turnover (d) (k)	60%	35%	30%	48%	31%	22%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(i)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(j)  Prior to December 1, 2017, USAA Asset Management Company (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Class A shares to 1.05% of the Class A shares' average daily net assets.

(k)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(continues on next page)

See notes to financial statements.

30

Victory Portfolios III	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory High Income Fund
	Class R6
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$6.91	$7.92	$7.43	$7.90	$8.01	$8.26
Investment Activities:
Net investment income (loss)	0.34 (b)	0.41 (b)	0.40 (b)	0.45 (b)	0.48	0.48
Net realized and unrealized gains (losses)	(0.20)	(1.00)	0.49	(0.47)	(0.10)	(0.25)
Total from Investment Activities	0.14	(0.59)	0.89	(0.02)	0.38	0.23
Distributions to Shareholders from:
Net investment income	(0.34)	(0.42)	(0.40)	(0.45)	(0.49)	(0.48)
Total Distributions	(0.34)	(0.42)	(0.40)	(0.45)	(0.49)	(0.48)
Net Asset Value, End of Period	$6.71	$6.91	$7.92	$7.43	$7.90	$8.01
Total Return (c) (d)	2.19%	(7.65)%	12.25%	(0.12)%	4.95%	2.94%
Ratios to Average Net Assets:
Net Expenses (e) (f) (g) (h)	0.56%	0.22%	0.58%	0.64%	0.65%	0.65%
Net Investment Income (Loss) (e)	6.75%	5.51%	5.25%	5.98%	6.13%	5.95%
Gross Expenses (e) (f)	3.06%	4.07%	0.92%	0.82%	0.96%	0.92%
Supplemental Data:
Net Assets at end of period (000's)	$774	$763	$463	$5,323	$5,214	$5,055
Portfolio Turnover (c) (i)	60%	35%	30%	48%	31%	22%

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(e)  Annualized for periods less than one year.

(f)  Does not include acquired fund fees and expenses, if any.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

(h)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

31

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory High Income Fund (formerly USAA High Income Fund) (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and Class R6. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has an April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

32

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of April 30, 2023, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Asset-Backed Securities	$—	$21,659	$—		$21,659
Collateralized Mortgage Obligations	—	31,702	—		31,702
Common Stocks	1,928	1,590	—	(a)	3,518
Preferred Stocks	19,855	—	—		19,855
Senior Secured Loans	—	67,915	6		67,921
Corporate Bonds	—	658,247	—		658,247
Yankee Dollars	—	133,886	—		133,886
Commercial Paper	—	58,254	—		58,254
Exchange-Traded Funds	19,960	—	—		19,960
Collateral for Securities Loaned	27,279	—	—		27,279
Total	$69,022	$973,253	$6		$1,042,281

(a)  Amount is less than $1 thousand.

As of April 30, 2023, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during

33

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can generally take place within 35 days after the trade date. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities

34

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as the Secured Overnight Financing Rate ("SOFR") or London Interbank Offered Rate ("LIBOR") and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Below-Investment-Grade Securities:

The Fund invests in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The Fund did not hold futures contracts as of April 30, 2023 and July 31, 2022.

35

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest on the Statements of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest on the Statements of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of April 30, 2023.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$26,369	$—	$27,279

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income

36

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the nine months ended April 30, 2023, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$4,950	$(50)

For the year ended July 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$5,076	$674

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the nine months ended April 30, 2023, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$578,949	$628,691

4. Affiliated Fund Ownership:

The Fund offers shares for investment by other funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by a fund-of-funds within its principal investment strategies may represent a significant portion of an underlying fund's assets, and together with the investments of the other affiliated funds-of-funds, may represent a substantial portion or even all of an underlying fund's net assets. The affiliated funds-of-funds annual

37

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

and semi-annual reports may be viewed at vcm.com. As of April 30, 2023, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated Victory Portfolios III Mutual Funds	Ownership %
Victory Cornerstone Conservative Fund	1.1
Victory Target Retirement Income Fund	3.5
Victory Target Retirement 2030 Fund	4.5
Victory Target Retirement 2040 Fund	4.8
Victory Target Retirement 2050 Fund	1.0

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper High Yield Bond Funds Index. The Lipper High Yield Bond Funds Index tracks the total return performance of the largest funds within the Lipper High Yield Bond Funds category.

The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a)  Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper High Yield Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period August 1, 2022, to April 30, 2023, performance adjustments were $(275), $(175), $(2), and $(1) for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were (0.05)%, (0.09)%, (0.10)%, and (0.09)% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. For the period August 1, 2021, to July 31, 2022, performance adjustments were $(540), $(373), $(4), and $(2) for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were (0.06)%, (0.09)%, (0.17)%, and (0.43)% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under

38

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended April 30, 2023, and the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and Class R6, respectively. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, and Class R6, are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

39

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the nine months ended April 30, 2023, and year ended July 31, 2022, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the nine months ended April 30, 2023, the Distributor did not receive any commissions. For the year ended July 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of April 30, 2023, the expense limits (excluding voluntary waivers) were 0.83%, 0.73%, 1.00%, and 0.65% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$1	$114	$95	$124	$334

As of July 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$69	$114	$95	$278

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the nine months ended April 30, 2023, and the year ended July 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

40

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

High-Yield/Junk Bond Risk — Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.

LIBOR Discontinuation Risk — The LIBOR discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including SOFR-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

41

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month SOFR plus 1.10 percent. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended April 30, 2023, and the year ended July 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the nine months ended April 30, 2023.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2022. were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2022	Average Borrowing*	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$29,461	0.62%	$43,998

*  Based on the number of days borrowings were outstanding for the year ended July 31, 2022.

42

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(6)	$6

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Ordinary Income	Total Distributions Paid
$50,062	$50,062

Year Ended July 31, 2022		Year Ended July 31, 2021
Distributions Paid From		Distributions Paid From
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$65,040	$65,040	$89,671	$89,671

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Loss	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$2,625	$(9)	$2,616	$(223,489)	$(69,761)	$(290,634)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, defaulted bonds, hybrid accruals on interest purchased, and REIT adjustments.

As of April 30, 2023, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$36,746	$186,743	$223,489

43

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,112,042	$12,425	$(82,186)	$(69,761)

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory High Income Fund (Formerly USAA High Income Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory High Income Fund (formerly USAA High Income Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

45

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

46

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

47

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

48

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

49

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

50

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

51

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22- 4/30/23*	Hypothetical Expenses Paid During Period 11/1/22- 4/30/23*	Annualized Expense Ratio During Period 11/1/22- 4/30/23
Fund Shares	$1,000.00	$1,058.50	$1,020.88	$4.03	$3.96	0.79%
Institutional Shares	1,000.00	1,059.30	1,021.52	3.37	3.31	0.66%
Class A	1,000.00	1,057.70	1,020.18	4.74	4.66	0.93%
Class R6	1,000.00	1,059.70	1,021.82	3.06	3.01	0.60%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

52

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended April 30, 2023 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)
0.58%	0.63%

53

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory High Income Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

54

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment, as well as any fee waivers and reimbursements — was below the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three- and five-year periods ended June 30, 2022, and was above the average of its performance universe and was below its Lipper index for the ten-year period ended June 30, 2022. The Board took into account management's discussion of the Fund's performance, including the Fund's more recent improved performance.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees

55

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

56

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Liquidity Risk Management Program:

The Victory Portfolio III Funds (the "Trust") have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Trust's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 10, 2023, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-RN (prior to August 2022, Form N-LIQUID) and recommended no material changes to the LRMP.

57

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40052-0723

April 30, 2023

Annual Report

Victory Money Market Fund

(Formerly USAA® Money Market Fund)

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios III

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	10
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information (Unaudited)	22
Trustee and Officer Information	22
Proxy Voting and Portfolio Holdings Information	28
Expense Example	28
Additional Federal Income Tax Information	29
Advisory Contract Approval	30
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

If you are reading this letter but double-checking your calendar, be assured there's no mistake. The annual reporting period for your Victory Mutual Fund (formerly USAA® Mutual Fund) has shifted from a fiscal year ended July 31st to a fiscal year ended April 30th. This change has no impact on any of your investments and simply aims to help us improve efficiencies and reduce operational costs. Therefore, this letter covers an abbreviated "annual" period from August 1, 2022, through April 30, 2023. Future annual reports will cover the 12-month period ended April 30 going forward.

Our most recent reporting period has been a challenging time for investors marked by heightened geopolitical tensions, an ongoing war in Eastern Europe, elevated energy and food costs, and rising interest rates. Stubbornly high inflation has been particularly troublesome and surprised many throughout the past reporting period with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") continued with its monetary tightening and boosted the Fed funds interest rate repeatedly.

As the calendar year turned, financial markets—and equities in particular—appeared to shrug off many of these headwinds. Yet as we've become accustomed to, volatility returned thanks to some unexpected (and unwelcomed) turmoil within the banking sector. The Fed was forced to intervene and take measures to help maintain stability and avoid a wider contagion.

Through all the turmoil, the S&P 500® Index, the bell-weather proxy for our domestic stock market, produced a total return of 2.27% for our abbreviated reporting period. The performance of fixed income markets has also been uneven and choppy. The Bloomberg U.S. Aggregate Bond Index—a proxy for the taxable, investment grade bond market and one that many investors and institutions follow closely—delivered a negative total return of 1.89% during the same period.

Although the overall tenor of financial markets was largely improved during the early months of 2023, we fully acknowledge that this continues to be a challenging time for investors. Bouts of stomach-churning volatility can take a toll on investors' psyche. Even when markets snap back sharply (as happened this past October and again earlier this calendar year), investors often wonder if they have missed an opportunity.

This reminds us of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital to remain calm and rational whenever faced with those inevitable times of turmoil.

Fortunately, we think that investors can take comfort knowing that all our autonomous investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

2

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, volatility can also create opportunity.

On the following pages, you will find information relating to your Victory Mutual Fund. If you have any questions, we encourage you to contact our Investment Specialists. Call 800-235-8396, or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

James De Vries

President,
Victory Funds

3

Victory Money Market Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

During the reporting period (August 1, 2022 to April 30, 2023) market conditions changed dramatically. Beginning in March 2022, officials at the U.S. Federal Reserve (the "Fed") began raising their target range for federal funds ("fed funds") in an effort to cool the economy and control inflation. With inflation firmly higher than the Fed's target level, they continued to raise rates aggressively during the entire reporting period. As of August 1, 2022, the target federal funds rate was a range of between 2.25% and 2.50%. By the end of the reporting period on April 30, 2023, that range had risen to between 4.75% and 5.00%. The Fed has indicated that, depending on incoming economic data, additional future rate increases may be required.

As a result of the Fed's interest rate target increases during the reporting period, short-term interest rates rose significantly. This resulted in higher yields on U.S. Treasury bills, repurchase agreements, commercial paper, and certificates of deposit. We would expect this trend to continue should the Fed continue to increase the fed funds rate.

•  How did the Victory Money Market Fund (the "Fund") perform during the reporting period?

The Fund's fiscal year-end changed this year to April 30 from July 31, resulting in a shorter reporting period for fiscal year ended 2023. For the nine-month reporting period ended April 30, 2023, the Fund had a return of 2.71%, compared to an average return of 2.56% for the funds in the Lipper Money Market Funds category.

•  What strategies did you employ during the period?

During the reporting period ending April 30, 2023, we continued to invest in commercial paper, fixed- and floating-rate Yankee CDs, fixed- and floating-rate domestic CDs, Treasury securities, and repurchase agreements. We maintained the Fund's investments in floating-rate securities as interest rates moved higher while also maintaining our exposure to variable rate demand notes. Both of these categories of investment pay higher rates as interest rates move higher. Furthermore, we have been keeping portfolio maturities relatively short. This allows us to take advantage of rising short term interest rates by reinvesting maturities more often. As always, we relied on our team of analysts to help us identify securities that we believe represented attractive relative value. These specialists also continue to analyze and monitor every holding in the portfolio.

Thank you for allowing us to assist in your investment needs.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investors' shares at $1.00 per share, it is possible to lose money by investing in a money market fund.

4

Victory Money Market Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended April 30, 2023

Fund Shares
INCEPTION DATE	1/30/81
Net Asset Value
One Year	2.94%
Five Year	1.27%
Ten Year	0.74%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Money Market Fund — Growth of $10,000

The graph reflects investment growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

5

Victory Portfolios III Victory Money Market Fund	April 30, 2023

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks the highest income consistent with preservation of capital and the maintenance of liquidity.

Portfolio Mix

April 30, 2023

(% of Net Assets)

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

Victory Portfolios III Victory Money Market Fund	Schedule of Portfolio Investments April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Corporate Bonds (2.2%)
Financials (2.2%):
Bass Pro Rossford Development Co. LLC (LOC — Fifth Third Bank), 4.98%, 11/1/27 (a)	$15,580	$15,580
NLS 2015 Irrevocable Trust (LOC — Bank of Oklahoma, N.A.), 5.07%, 12/1/39, Callable 6/20/23 @ 100 (a)	11,260	11,260
Opler Irrevocable Trust (LOC — Bank of Oklahoma, N.A.), 5.07%, 11/1/39, Callable 6/20/23 @ 100 (a)	9,280	9,280
Stobro Co. LP (LOC — Federal Home Loan Bank of Pittsburgh), 4.90%, 1/1/32 (a)	8,330	8,330
		44,450
Total Corporate Bonds (Cost $44,450)		44,450
Municipal Bonds (1.0%)
Arizona (1.0%):
The Yavapai County IDA Revenue (LOC — Bank of Nova Scotia), 4.85%, 9/1/35, Continuously Callable @100 (a)	20,000	20,000
Total Municipal Bonds (Cost $20,000)		20,000
U.S. Treasury Obligations (2.5%)
U.S. Treasury Notes, 5.16% (USBMMY3M+3bps), 7/31/23 (b)	50,000	49,998
Total U.S. Treasury Obligations (Cost $49,998)		49,998
Commercial Paper (56.0%) (c)
Ameren Corp., 6.75%, 5/1/23	40,000	40,000
American Honda Finance Corp. 4.89%, 5/16/23	20,000	19,956
4.93%, 5/18/23	20,000	19,951
Aviation Capital Group, 5.50%, 5/1/23 (d)	95,000	95,000
Barton Capital SA, 4.76%, 5/1/23 (d)	20,000	20,000
Canadian Natural Resources Ltd. 2.77%, 5/2/23 (d)	20,000	19,997
3.69%, 5/3/23 (d)	20,000	19,994
Corporate Asset Funding Co. LLC 4.86%, 6/20/23 (d)	20,000	19,863
5.18%, 7/13/23 (d)	20,000	19,789
Dairy Farmers of America, Inc., 5.15%, 5/1/23 (d)	95,000	95,000
Duke Energy Corp., 4.08%, 5/5/23 (d)	20,000	19,989
Enbridge Gas Distribution, 5.16%, 5/1/23 (d)	20,000	20,000
Energy Transfer LP, 5.50%, 5/1/23	95,000	95,000
Evergy Kansas Central 4.58%, 5/9/23 (d)	20,000	19,977
4.64%, 5/10/23 (d)	18,000	17,977
4.69%, 5/11/23 (d)	20,000	19,971
FMC Corp., 5.50%, 5/1/23 (d)	95,000	95,000
Glencore Funding LLC, 3.90%, 5/4/23 (d)	20,000	19,991
Gotham Funding Corp., 5.09%, 6/20/23 (d)	20,000	19,857

See notes to financial statements.

7

Victory Portfolios III Victory Money Market Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hannover Funding Co. LLC 2.57%, 5/2/23 (d)	$20,000	$19,997
5.48%, 6/1/23 (d)	20,000	19,903
Hyundai Capital America, 5.29%, 5/30/23 (d)	21,745	21,650
Ingredion, Inc., 3.35%, 5/3/23 (d)	40,000	39,989
Jabil, Inc., 6.82%, 5/1/23 (d)	95,000	95,000
Liberty Street Funding LLC, 3.83%, 5/4/23 (d)	20,000	19,992
LMA-Americas LLC 4.76%, 6/8/23 (d)	20,000	19,897
5.20%, 6/27/23 (d)	20,000	19,834
Nutrien Financial US LLC, 3.88%, 5/4/23 (d)	20,000	19,991
Nutrien Ltd., 3.83%, 5/4/23 (d)	20,000	19,992
Ridgefield Funding Co. LLC, 5.23%, 7/10/23 (d)	20,000	19,796
Sheffield Receivables 5.08%, 5/1/23 (d)	20,000	20,000
4.77%, 6/14/23 (d)	20,000	19,881
Victory Receivables Corp. 2.55%, 5/2/23 (d)	20,000	19,997
5.19%, 7/17/23 (d)	20,000	19,778
VW Credit, Inc. 3.79%, 5/4/23 (d)	20,000	19,992
4.59%, 5/9/23 (d)	20,000	19,977
Total Commercial Paper (Cost $1,132,978)		1,132,978
Certificates of Deposit (16.1%)
Bank of America NA 5.05%, 5/23/23	20,000	20,000
5.15%, 6/23/23	20,000	20,000
5.46% (FEDL01+65bps), 4/12/24 (b)	20,000	20,000
Bank of Nova Scotia, 5.16% (SOFR+35bps), 11/2/23 (b)	20,000	20,000
Citibank NA, 4.99%, 9/25/23	20,000	20,000
Credit Industriel et Commercial, 5.05%, 8/8/23	20,000	20,000
Goldman Sachs Bank USA, 5.24%, 6/29/23	40,000	40,000
Mizuho Bank Ltd., 5.00%, 8/3/23	25,000	25,000
Norinchukin Bank, 5.05%, 8/9/23	20,000	20,000
Royal Bank of Canada, 5.53% (FEDL01+70bps), 4/4/24 (b)	20,000	20,000
Swedbank AB New York Branch, 4.87%, 6/9/23	20,000	20,000
Toronto Dominion Bank 4.90%, 9/22/23	20,000	20,000
5.50% (SOFR+70bps), 3/26/24 (b)	20,000	20,000
Wells Fargo Bank (b) 5.36% (SOFR+55bps), 1/5/24	20,000	20,000
5.44% (SOFR+63bps), 4/5/24	20,000	20,000
Total Certificates of Deposit (Cost $325,000)		325,000

See notes to financial statements.

8

Victory Portfolios III Victory Money Market Fund	Schedule of Portfolio Investments — continued April 30, 2023

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Repurchase Agreements (19.5%)
Fixed Income Clearing Corporation-State Street Bank & Trust Co., 4.79%, 5/1/23, purchased on 4/30/23, with a maturity date of 5/1/23, with a value of $394,000 (collateralized by U.S. Treasury Inflation Bond Index (e), 1.38% – 3.00%, due 2/15/42 – 8/15/50, with a value of $401,880)	$394,000	$394,000
Total Repurchase Agreements (Cost $394,000)		394,000
Total Investments (Cost $1,966,426) — 97.3%		1,966,426
Other assets in excess of liabilities — 2.7%		54,955
NET ASSETS — 100.00%		$2,021,381

At April 30, 2023, the Fund's investments in foreign securities were 14.1% of net assets.

(a)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of April 30, 2023.

(c)  Rate represents the effective yield at April 30, 2023.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. As of April 30, 2023, the fair value of these securities was $958,071 thousands and amounted to 47.4% of net assets.

(e)  U.S. Treasury inflation-indexed notes — designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

FEDL01 — Effective Federal Fund Rate

IDA — Industrial Development Authority

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

SOFR — Secured Overnight Financing Rate

USBMMY3M — 3 Month Treasury Bill Rate

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

See notes to financial statements.

9

Victory Portfolios III	Statement of Assets and Liabilities April 30, 2023

(Amounts in Thousands, Except Per Share Amounts)

Victory Money Market Fund
Assets:
Investments, at value (Cost $1,572,426)	$1,572,426
Repurchase agreements, at value (Cost $394,000)	394,000
Cash	2,124
Receivables:
Interest	4,834
Capital shares issued	2,344
Investments sold	50,000
From Adviser	3
Prepaid expenses	30
Total Assets	2,025,761
Liabilities:
Payables:
Distributions	67
Capital shares redeemed	3,210
Accrued expenses and other payables:
Investment advisory fees	398
Administration fees	166
Custodian fees	13
Transfer agent fees	415
Compliance fees	2
Other accrued expenses	109
Total Liabilities	4,380
Net Assets:
Capital	2,021,378
Total accumulated earnings	3
Net Assets	$2,021,381
Shares (unlimited number of shares authorized with no par value):	2,021,897
Net asset value, offering and redemption price per share: (a)	$1.00

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

10

Victory Portfolios III	Statements of Operations

(Amounts in Thousands)

	Victory Money Market Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022
Investment Income:
Interest	$61,525	$11,109
Total Income	61,525	11,109
Expenses:
Investment advisory fees	3,493	4,531
Administration fees	1,456	1,888
Sub-Administration fees	22	6
Custodian fees	76	163
Transfer agent fees	3,639	4,719
Trustees' fees	35	49
Compliance fees	14	14
Legal and audit fees	56	46
State registration and filing fees	77	79
Other expenses	211	210
Total Expenses	9,079	11,705
Expenses waived/reimbursed by Adviser	(56)	(5,162)
Net Expenses	9,023	6,543
Net Investment Income	52,502	4,566
Realized/Unrealized Gains from Investments:
Net realized gains from investment securities	—	2
Net realized/unrealized gains on investments	—	2
Change in net assets resulting from operations	$52,502	$4,568

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

11

Victory Portfolios III	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Money Market Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022	Year Ended July 31, 2021
From Investments:
Operations:
Net Investment Income	$52,502	$4,566	$214
Net realized gains	—	2	—
Change in net assets resulting from operations	52,502	4,568	214
Change in net assets resulting from distributions to shareholders	(52,501)	(4,563)	(323)
Change in net assets resulting from capital transactions	142,341	(71,735)	(393,741)
Change in net assets	142,342	(71,730)	(393,850)
Net Assets:
Beginning of period	1,879,039	1,950,769	2,344,619
End of period	$2,021,381	$1,879,039	$1,950,769
Capital Transactions:
Proceeds from shares issued	$537,374	$587,931	$638,947
Distributions reinvested	52,053	4,525	320
Cost of shares redeemed	(447,086)	(664,191)	(1,033,008)
Change in net assets resulting from capital transactions	$142,341	$(71,735)	$(393,741)
Share Transactions:
Issued	537,375	587,933	638,949
Reinvested	52,049	4,525	320
Redeemed	(447,086)	(664,191)	(1,033,008)
Change in Shares	142,338	(71,733)	(393,739)

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

See notes to financial statements.

12

Victory Portfolios III	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Money Market Fund
	Nine Months Ended April 30, 2023(a)	Year Ended July 31, 2022		Year Ended July 31, 2021		Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00
Investment Activities:
Net investment income	0.03 (b)	—	(b)(c)	—	(b)(c)	0.01 (b)	0.02	0.01
Net realized and unrealized gains	—	—	(c)	—		— (c)	— (c)	— (c)
Total from Investment Activities	0.03	—	(c)	—	(c)	0.01	0.02	0.01
Distributions to Shareholders from:
Net investment income	(0.03)	—	(c)	—	(c)	(0.01)	(0.02)	(0.01)
Net realized gains	—	—	(c)	—	(c)	—	—	—
Total Distributions	(0.03)	—	(c)	—	(c)	(0.01)	(0.02)	(0.01)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (d) (e)	2.71%	0.24%		0.01%		1.04%	1.97%	1.13%
Ratios to Average Net Assets:
Net Expenses (f) (g)	0.62%	0.35%		0.23%		0.58%	0.62%	0.62%
Net Investment Income (f)	3.61%	0.24%		0.01%		1.15%	1.95%	1.12%
Gross Expenses (f)	0.62%	0.62%		0.61%		0.61%	0.62%	0.62%
Supplemental Data:
Net Assets at end of period (000's)	$2,021,381	$1,879,039		$1,950,769		$2,344,619	$4,878,643	$4,623,610

(a)  Effective April 30, 2023, the Fund's fiscal year-end changed from July 31 to April 30.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.

(f)  Annualized for periods less than one year.

(g)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through November 30, 2023, instead of coinciding with the Fund's fiscal year end.

See notes to financial statements.

13

Victory Portfolios III	Notes to Financial Statements April 30, 2023

1. Organization:

Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the Victory Money Market Fund (formerly USAA Money Market Fund) (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

The Fund has adopted policies and procedures permitting the Trust's Board of Trustees (the "Board") to impose a liquidity fee or to temporarily suspend redemptions from the Fund (impose a "redemption gate") if the Fund's weekly liquid assets fall below specific thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would temporarily delay your ability to redeem your investments in the Fund.

On June 29, 2022, the Board of Trustees (the "Board") approved the fiscal year-end change for the Fund from July 31 to April 30. The first full cycle of the new fiscal year-end reporting will begin May 1, 2023. As a result of the change, the Fund has a April 30, 2023, fiscal nine-month transition period, the results of which are reported in this Annual Report for the period ended April 30, 2023.

Victory Capital Management ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

14

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

The Adviser, appointed as the valuation designee by the Board, has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Repurchase agreements are valued at cost.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act and the Money Market Funds: Procedures to Stabilize Net Asset Value (" the Procedures"). This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under the Procedures to stabilize net assets and valuation procedures approved by the Board.

Repurchase Agreements:

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to at least 102% of principal including accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Adviser monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

Investments in repurchase agreements as presented on the Schedule of Portfolio Investments are not net settlement amounts but gross. At April 30, 2023, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the

15

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund had a tax year end of July 31, and effective April 30, 2023, the Fund changed its tax year end to April 30.

For the nine months ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser under specified conditions outlined in the valuation policies and procedures adopted by the Board. In addition, as defined under the valuation policies and procedures, each transaction must be effected at the independent current market price. For the nine months ended April 30, 2023, the Fund did not engage in cross-trades.

For the year ended July 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$35,000	$53,500	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as Custodian fees.

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC").

The Fund's Investment Adviser fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Investment advisory fees.

16

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the nine months ended April 30, 2023, and the year ended July 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.10%, which is based on the Fund's average daily net assets. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. Transfer agent fees for the Fund are paid monthly based on a fee accrued daily at an annualized rate of 0.25% of average daily net assets, plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the nine months ended April 30, 2023, and the year ended July 31, 2022, are reflected on the Statements of Operations as Custodian fees.

17

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least November 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of April 30, 2023, the expense limit (excluding voluntary waivers) was 0.62%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limit in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

In addition, the Adviser agreed to further reimburse fees in excess of the Fund's expense limit of 0.62%. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, to the extent any repayments would not cause the Fund's net yield to fall below the Fund's minimum yield at the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver.

As of April 30, 2023, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at April 30, 2023.

Expires 2023	Expires 2024	Expires 2025	Expires 2026	Total
$1,305	$8,192	$5,162	$56	$14,715

As of July 31, 2022, the following amounts were available to be repaid to the Adviser (amounts in thousands).

Expires 2023	Expires 2024	Expires 2025	Total
$1,305	$8,192	$5,162	$14,659

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Stable Net Asset Value Risk — You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Liquidity Fees and Gates — The Fund may impose liquidity fees on redemptions and/or temporarily suspend redemptions (gates) if the Fund's weekly liquid assets fall below certain thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would

18

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

receive upon redemption of your shares of the Fund. The imposition of a redemption gate would temporarily delay your ability to redeem your investments in the Fund.

Credit Risk — Credit risk is expected to be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that an issuer will fail to make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

5. Borrowing:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the nine months ended April 30, 2023, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from August 1, 2021, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. For the period June 28, 2022, through April 30, 2023, interest was based on the one-month Secured Overnight Financing Rate ("SOFR") plus 1.10 percent. The Fund did not experience a material financial impact transitioning from LIBOR to SOFR. Effective with the next amendment on June 27, 2023, the annual commitment fee of 0.15% will remain unchanged. Interest charged to the Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the nine months ended April 30, 2023, and the year ended July 31, 2022.

6. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

19

Victory Portfolios III	Notes to Financial Statements — continued April 30, 2023

As of April 30, 2023, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(2)	$2

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Nine Months Ended April 30, 2023
Distributions Paid From
Ordinary Income	Total Distributions Paid
$52,501	$52,501

Year Ended July 31, 2022		Year Ended July 31, 2021
Distributions Paid From		Distributions Paid From
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$4,563	$4,563	$323	$323

As of April 30, 2023, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Distributions Payable	Accumulated Earnings	Total Accumulated Earnings (Loss)
$70	$(67)	$3	$3

As of April 30, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.

As of April 30, 2023, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,966,426	$—	$—	$—

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Money Market Fund (Formerly USAA Money Market Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Money Market Fund (formerly USAA Money Market Fund) (the "Fund") (one of the funds constituting Victory Portfolios III (formerly USAA Mutual Funds Trust) (the "Trust")), including the schedule of portfolio investments as of April 30, 2023, and the related statements of operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the statements of changes in net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, the financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Victory Portfolios III) at April 30, 2023, the results of its operations for the period from August 1, 2022 through April 30, 2023 and the year ended July 31, 2022, the changes in its net assets for the period from August 1, 2022 through April 30, 2023 and each of the two years in the period ended July 31, 2022, and its financial highlights for the period from August 1, 2022 through April 30, 2023 and each of the five years in the period ended July 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
June 28, 2023

21

Victory Portfolios III	Supplemental Information April 30, 2023

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

22

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (06/17-06/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (03/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

23

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

24

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

25

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	President	March 2018*

Head of Fund Administration (5/1/23-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Executive Director, the Adviser (7/1/19-4/30/23); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Treasurer, USAA Mutual Funds Trust (2018-4/30/23). Mr. De Vries also serves as the Principal Executive Officer for the Funds, Victory Portfolio, Victory Portfolios II, and Victory Variable Insurance Funds (5/1/23-present).

Scott Stahorsky (July 1969)	Vice President	July 2019

Director, Third-Party Dealer Services & Reg Administration, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (2015-4/30/23). Mr. Stahorsky also serves as Vice President of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/14-present).

Thomas Dusenberry (July 1977)	Secretary	June 2022

Director, Fund Administration, the Adviser; Victory Capital Management Inc. (May 2023-present); Manager, Fund Administration, the Adviser; Victory Capital Management Inc. (2022-April 2023); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019). Mr. Dusenberry also serves as Secretary of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

Allan Shaer, (March 1965)	Treasurer	July 2019*

Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016). Mr. Shaer also serves as the Funds' Principal Financial and Accounting Officer. Mr. Shaer also serves as Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (5/17-present).

26

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Christopher Ponte, (March 1984)	Assistant Treasurer	May 2023

Director, Fund and Broker Dealer Finance Administration, (5/1/23-present), Victory Capital Transfer Agency, Inc. (May 2023-present); Manager, Fund Administration, the Adviser (2017-2023); Chief Financial Officer, Victory Capital Services, Inc. (since 2018). Mr. Ponte also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (12/17-present).

Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018

Director, Financial Reporting, Fund Administration (5/1/23-present); Director, Accounting and Finance, the Adviser (7/1/19-4/30/23); Accounting/Financial Director, USAA (12/13-6/30/19). Ms. Trevino also serves as Assistant Treasurer of Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (2/28/23-present).

Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022

Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-present); Compliance Officer, the Adviser (2015-2019). Mr. Fox also serves as Chief Compliance Officer for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds (6/22-present).

*  Effective May 1, 2023, Mr. De Vries resigned as Treasurer and accepted the position of President, and Mr. Shaer resigned as Assistant Treasurer and accepted the position of Treasurer.

  Effective May 1, 2023, Christopher Dyer resigned as the President of the Trust.

27

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Fund makes available on VCM.com a complete list of portfolio holdings no sooner than 5 business days after the end of each month. Form N-MFP is available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 11/1/22	Actual Ending Account Value 4/30/23	Hypothetical Ending Account Value 4/30/23	Actual Expenses Paid During Period 11/1/22-4/30/23*	Hypothetical Expenses Paid During Period 11/1/22-4/30/23*	Annualized Expense Ratio During Period 11/1/22-4/30/23
$1,000.00	$1,020.90	$1,021.72	$3.11	$3.11	0.62%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

28

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal nine months ended April 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal nine months ended April 30, 2023 (amounts in thousands):

Short-Term Capital Gain Distribution
$1

29

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

Victory Money Market Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of Victory Portfolios III Trust (the "Trust") held on December 8-9, 2022, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 8-9, 2022 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 21, 2022.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

30

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management program, (iv) derivatives risk management program, and (v) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund, which include voluntary waiver support to preserve a minimum daily yield. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three- and five-year periods ended June 30, 2022, and was below the average of its performance universe for the ten-year period ended June 30, 2022, and was below its Lipper index for the one-, three-, five- and ten-year periods ended June 30, 2022. The Board noted the relatively narrow range of returns of the funds in the Fund's peer group.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the

31

Victory Portfolios III	Supplemental Information — continued April 30, 2023

  (Unaudited)

allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser reimbursed or waived a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

32

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23427-0723

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on March 10, 2023, the Board of Trustees of Victory Portfolios III approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of Victory Portfolios III.

Item 4. Principal Accountant Fees and Services.

	2023	2022
(a) Audit Fees (1)	$505,210	$530,278
(b) Audit-Related Fees (2)	-	-
(c) Tax Fees (3)	54,603	30,446
(d) All Other Fees (4)	-	-

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2) For the fiscal period ended April 30, 2023, and the years ended December 31, 2022, and July 31, 2022, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with foreign tax compliance services and tax consulting services.

(4) For the fiscal period ended April 30, 2023, and the years ended December 31, 2022, and July 31, 2022, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2023	$54,603	$151,132
2022	30,446	246,980

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, and the Funds' transfer agent, Victory Capital Transfer Agency Inc., which includes aggregate fees accrued or paid to Ernst & Young LLP for professional services rendered related to the annual study of internal controls of the transfer agent periods listed above. All services were preapproved by the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)  Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable

(b)  Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios III

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	July 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Executive Officer

Date	July 6, 2023

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	July 3, 2023